UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05201

Thornburg Investment Trust

(Exact name of registrant as specified in charter)

119 East Marcy Street, Santa Fe, New Mexico	87501
(Address of principal executive offices)	(Zip code)

Garrett Thornburg, 119 East Marcy Street, Santa Fe, New Mexico 87501

(Name and address of agent for service)

Registrant’s telephone number, including area code: 505-984-0200

Date of fiscal year end: September 30, 2006

Date of reporting period: March 31, 2006

Item 1. Reports to Stockholders

The following semiannual reports are attached hereto, in order:

Thornburg Limited Term Municipal Fund

Thornburg Limited Term Municipal Fund Class I

Thornburg California Limited Term Municipal Fund

Thornburg California Limited Term Municipal Fund Class I

Thornburg Intermediate Municipal Fund

Thornburg Intermediate Municipal Fund Class I

Thornburg New Mexico Intermediate Municipal Fund

Thornburg Florida Intermediate Municipal Fund

Thornburg New York Intermediate Municipal Fund

Thornburg Limited Term Income Funds

Thornburg Limited Term Income Funds Class I

Thornburg Value Fund

Thornburg Value Fund Class I

Thornburg International Value Fund

Thornburg International Value Fund Class I

Thornburg Core Growth Fund

Thornburg Core Growth Fund Class I

Thornburg Investment Income Builder Fund

Thornburg Investment Income Builder Fund Class I

Thornburg Limited Term Municipal Fund

Laddering – an All Weather Strategy

The Fund’s investment objective is to obtain as high a level of current income exempt from Federal income taxes as is consistent, in the view of the Fund’s investment advisor, with preservation of capital (may be subject to Alternative Minimum Tax).

This Fund is a laddered portfolio of municipal bonds with an average maturity of five years or less. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year; cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder. The strategy is a good compromise for managing different types of risk.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg Florida Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

Thornburg’s equity research uses a fundamental, yet comprehensive, analytical approach. We invest when and where we perceive compelling value. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

Reduce paper clutter. Receive your shareholder reports and prospectus online instead of through traditional mail. Sign up at www.thornburg.com/edelivery

2 This page is not part of the Semi-Annual Report.

2006

Certified Semi-Annual Report

Thornburg Limited Term Municipal Fund

March 31, 2006

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Certified Semi-Annual Report 3

Important Information

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

The maximum sales charge for the Fund’s A shares is 1.50%. C shares include a 0.50% contingent deferred sales charge (CDSC) for the first year only.

Performance data given at net asset value (NAV) does not take into account these sales charges. If the sales charges had been included, the performance would have been lower.

Shares in the Fund carry risks, including possible loss of principal. As with direct bond ownership, Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The principal value of bond funds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Shares in the fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency.

The information presented on the following pages was current as of March 31, 2006. The manager’s views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Glossary

The Lehman Brothers Five-Year Municipal Bond Index – A rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa. The approximate maturity of the municipal bonds in the index is five years. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Duration – The measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Weighted Average Maturity – Is a weighted average of all the effective maturities of the bonds in a portfolio. Effective maturity takes into consideration mortgage prepayments, puts, sinking funds, adjustable coupons, and other features of individual bonds and is thus a more accurate measure of interest-rate sensitivity. Longer-maturity funds are generally considered more interest-rate sensitive than their shorter counterparts.

Fed Funds Rate – Is the interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

4 Certified Semi-Annual Report

Letter to Shareholders

George Strickland

Portfolio Manager

April 19, 2006

Dear Fellow Shareholder:

I am pleased to present the Semi-Annual Report for the Thornburg Limited Term Municipal Fund. The net asset value of the Class A shares decreased by 16 cents to $13.43 during the six month period ended March 31, 2006. If you were with us for the entire period, you received dividends of 21.8 cents per share. If you reinvested dividends, you received 21.9 cents per share. Investors who owned Class C shares received dividends of 20.0 and 20.1 cents per share, respectively.

Over the past six months, the municipal bond yield curve has continued to flatten. Interest rates on short and intermediate bonds have risen, while the interest rates on long-term bonds have barely budged. Since bond prices move in the opposite direction of yields, long-term bond prices have been relatively stable while short and intermediate bond prices have fallen somewhat. The Class A shares of your Fund produced a total return of 0.43% over the last six months, slightly better than the 0.32% return for the Lehman Brothers Five Year Municipal Bond Index.

The flatter yield curve has created a fairly unusual situation in the municipal bond market whereby 10-year municipal bonds currently yield 92% as much as 30-year municipal bonds. Over the last five years, that ratio has averaged closer to 84%. We believe that the higher ratio indicates that there is better relative value in 10-year municipal bonds, where we prefer to invest, than in longer term municipal bonds.

We are not surprised that short and intermediate bond yields have risen. Short-term bond yields tend to be closely tied to the Fed Funds Rate, which has increased from 1.0% to 4.75% since June 2004. Long-term bond yields are influenced by future expectations about inflation and economic growth, and by large-scale capital flows. U.S. economic growth has shown no signs of faltering or overheating – just a steady push toward full utilization. Commodity price inflation has been alarming, but broader measures of consumer prices have been better behaved. In previous environments, such conditions accompanied by a tightening Fed would have led to higher long-term interest rates. However, capital flows have kept a lid on long-term rates so far. In 2005, foreign buyers purchased 160% of Treasury bond net issuance. That volume of offshore buying has kept long-term bond yields low.

This year, the U.S. Treasury will be issuing significantly more debt than last year, both to finance a widening budget deficit and to roll over maturing notes. There are some signs that Japanese and European interest rates may rise and create more competition for U.S. bonds. Such a combination could put a significant amount of upward pressure on long-term interest rates. However, short-term interest rates, by contrast, have already risen substantially and may be close to leveling off. So we believe that long-term bonds carry much more risk than short-term bonds in the current environment.

New issue municipal bond supply is down 29% from last year’s pace. The reduced supply has helped the municipal market significantly outperform the Treasury bond market so far this year. We have been gradually shortening the duration of the Fund through the first quarter of 2006, but if interest rates continue rising, we will likely extend the duration somewhat as we find interesting buying opportunities toward the top of the Fund’s bond ladder.

Certified Semi-Annual Report 5

Your Thornburg Limited Term Municipal Fund is a laddered portfolio of over 600 municipal obligations from 46 states. Today, your Fund’s weighted average maturity is 4.3 years. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering intermediate bonds accomplishes two goals. First, the staggered bond maturities contained in a ladder defuse interest-rate risk and dampen the Fund’s price volatility. Second, laddering gives the Fund a steady cash flow stream from maturing bonds to reinvest toward the top of the ladder where yields are typically higher. The laddering strategy is what differentiates this Fund from most bond mutual funds. It will be particularly useful if interest rates continue rising, because it should allow the Fund to continue increasing the yield of the portfolio as bonds mature and get replaced with new ones. The chart shown here describes the percentages of your Fund’s bond portfolio maturing in each of the coming years.

% of portfolio maturing			Cumulative % maturing
1 year	=	12.1%	Year 1	=	12.1%
1 to 2 years	=	12.3%	Year 2	=	24.4%
2 to 3 years	=	9.9%	Year 3	=	34.3%
3 to 4 years	=	12.7%	Year 4	=	47.0%
4 to 5 years	=	12.5%	Year 5	=	59.5%
5 to 6 years	=	10.0%	Year 6	=	69.5%
6 to 7 years	=	10.7%	Year 7	=	80.2%
7 to 8 years	=	8.2%	Year 8	=	88.4%
8 to 9 years	=	5.2%	Year 9	=	93.6%
Over 9 years	=	6.4%	Over 9 years	=	100.0%

Percentages can and do vary. Data as of 3/31/06.

Thanks to a strong economy, state tax revenues were up 10.7% in 2005 – the fastest growth rate since 1999. The National Association of State Budget Officers recently reported that 45 states collected $17.6 billion more in tax revenues than they had budgeted for. The strong tax revenues and lack of major credit problems have helped drive down the risk premiums on lower quality municipal debt. We believe that the strong economy is cyclical in nature, so we are cautious about buying lower quality bonds in this environment. To reduce credit risk, we have kept 92% of the portfolio in bonds rated A or above by at least one rating agency and maintained broad diversification across issuers and market sectors.

Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your Fund to perform consistently well in varying interest rate environments. Thank you for investing in Thornburg Limited Term Municipal Fund.

Sincerely,

George Strickland Portfolio Manager

6 Certified Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Limited Term Municipal Fund	March 31, 2006 (Unaudited)

ASSETS
Investments at value (cost $1,252,226,305)	$1,262,397,954
Cash	283,199
Receivable for investments sold	990,000
Receivable for fund shares sold	1,752,334
Interest receivable	16,905,974
Prepaid expenses and other assets	37,216

Total Assets	1,282,366,677

LIABILITIES
Payable for fund shares redeemed	2,162,520
Payable to investment advisor and other affiliates (Note 3)	815,408
Accounts payable and accrued expenses	130,473
Dividends payable	1,037,322

Total Liabilities	4,145,723

NET ASSETS	$1,278,220,954

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(2,553)
Net unrealized appreciation on investments	10,171,649
Accumulated net realized gain (loss)	(8,482,590)
Net capital paid in on shares of beneficial interest	1,276,534,448

$1,278,220,954

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($873,009,044 applicable to 65,000,646 shares of beneficial interest outstanding - Note 4)	$13.43
Maximum sales charge, 1.50% of offering price	0.20

Maximum offering price per share	$13.63

Class C Shares:
Net asset value and offering price per share * ($117,188,296 applicable to 8,709,538 shares of beneficial interest outstanding - Note 4)	$13.46

Class I Shares:
Net asset value, offering and redemption price per share ($288,023,614 applicable to 21,442,399 shares of beneficial interest outstanding - Note 4)	$13.43

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Semi-Annual Report 7

STATEMENT OF OPERATIONS

Thornburg Limited Term Municipal Fund	Six Months Ended March 31, 2006 (Unaudited)

INVESTMENT INCOME:
Interest income (net of premium amortized of $6,368,661)	$27,417,970

EXPENSES:
Investment advisory fees (Note 3)	2,740,636
Administration fees (Note 3)
Class A Shares	572,372
Class C Shares	80,627
Class I Shares	70,915
Distribution and service fees (Note 3)
Class A Shares	1,144,745
Class C Shares	642,511
Transfer agent fees
Class A Shares	241,840
Class C Shares	41,757
Class I Shares	44,890
Registration and filing fees
Class A Shares	11,155
Class C Shares	10,377
Class I Shares	14,348
Custodian fees (Note 3)	206,743
Professional fees	36,924
Accounting fees	58,270
Trustee fees	16,303
Other expenses	82,918

Total Expenses	6,017,331
Less:
Distribution and service fees waived (Note 3)	(321,255)
Fees paid indirectly (Note 3)	(14,423)

Net Expenses	5,681,653

Net Investment Income	21,736,317

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments sold	(2,004,085)
Net change in unrealized appreciation (depreciation) of investments	(13,963,804)

Net Realized and Unrealized Loss	(15,967,889)

Net Increase in Net Assets Resulting From Operations	$5,768,428

See notes to financial statements.

8 Certified Semi-Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Limited Term Municipal Fund	(Unaudited)*

	*Six Months Ended March 31, 2006	Year Ended September 30, 2005
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$21,736,317	$41,560,133
Net realized loss on investments	(2,004,085)	(1,895,726)
Increase (Decrease) in unrealized appreciation (depreciation) of investments	(13,963,804)	(23,004,183)

Net Increase (Decrease) in Net Assets Resulting from Operations	5,768,428	16,660,224
DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(14,772,577)	(29,220,801)
Class C Shares	(1,902,358)	(4,017,994)
Class I Shares	(5,061,382)	(8,321,340)
FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(83,648,067)	(53,647,281)
Class C Shares	(21,883,370)	(13,573,272)
Class I Shares	1,095,221	56,236,683

Net Decrease in Net Assets	(120,404,105)	(35,883,781)
NET ASSETS:
Beginning of period	1,398,625,059	1,434,508,840

End of period	$1,278,220,954	$1,398,625,059

See notes to financial statements.

Certified Semi-Annual Report 9

NOTES TO FINANCIAL STATEMENTS

Thornburg Limited Term Municipal Fund	March 31, 2006 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Limited Term Municipal Fund (the “Fund”) (formerly Thornburg Limited Term Municipal Fund – National Portfolio) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing eleven series of shares of beneficial interest in addition to those of the Fund: Thornburg California Limited Term Municipal Fund, Thornburg Florida Intermediate Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, and Thornburg Investment Income Builder Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s investment objective is to obtain as high a level of current income exempt from Federal income taxes as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital.

The Fund currently offers three classes of shares of beneficial interest, Class A, Class C, and Institutional Class, (Class I) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes may have different reinvestment privileges and conversion rights.

Additionally, the Fund may allocate among its classes certain expenses, to the extent applicable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administrative fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: The Trust determines the value of investments utilizing an independent pricing service approved by the Board of Trustees. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices, normally at 4:00 p.m. EST. When quotations are not readily available, securities are valued at evaluated prices as determined by the pricing service using methods which include consideration of yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity, and rating; indications as to value from dealers and general market conditions. In any case where a price is not available from a pricing service for an investment, the Trust’s valuation and pricing committee determines a fair value for the investment using factors approved by the Trustees. The valuation procedures used by the pricing service and the portfolio valuations received by the Fund are reviewed by the officers of the Trust under the general supervision of the Board of Trustees. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable (if any) and tax exempt income of the Fund to the shareholders. Therefore, no provision for Federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of

10 Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2006 (Unaudited)

the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services for which the fees are payable at the end of each month. For the period ended March 31, 2006, these fees were payable at annual rates ranging from .50 of 1% to .225 of 1% per annum of the average daily net assets of the Fund. The Trust also has entered into an Administrative Services Agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the Distributor of Fund shares. For the period ended March 31, 2006, the Distributor has advised the Fund that it earned commissions aggregating $5,628 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $8,315 from redemptions of Class C shares of the Fund.

Pursuant to a Service Plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor amounts not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other persons for distribution of the Fund’s shares and to obtain various shareholder related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted a Distribution Plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans and Class C distribution fees waived by the Distributor for the period ended March 31, 2006, are set forth in the Statement of Operations. Distribution fees in the amount of $321,255 were waived for Class C shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the period ended March 31, 2006, fees paid indirectly were $14,423. This figure may include additional fees waived by the Custodian.

Certain officers and Trustees of the Trust are also officers and/or Directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

Certified Semi-Annual Report 11

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2006 (Unaudited)

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2006, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Period Ended March 31, 2006		Year Ended September 30, 2005
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	4,187,091	$56,592,053	10,112,925	$138,664,895
Shares issued to shareholders in reinvestment of dividends	739,763	9,989,340	1,429,462	19,572,574
Shares repurchased	(11,119,963)	(150,229,460)	(15,463,654)	(211,884,750)

Net Increase (Decrease)	(6,193,109)	$(83,648,067)	(3,921,267)	$(53,647,281)

Class C Shares
Shares sold	361,822	$4,898,853	1,853,494	$25,470,518
Shares issued to shareholders in reinvestment of dividends	95,094	1,286,374	198,591	2,724,023
Shares repurchased	(2,073,524)	(28,068,597)	(3,045,634)	(41,767,813)

Net Increase (Decrease)	(1,616,608)	$(21,883,370)	(993,549)	$(13,573,272)

Class I Shares
Shares sold	4,168,822	$56,342,769	8,961,752	$122,650,992
Shares issued to shareholders in reinvestment of dividends	292,248	3,946,218	501,520	6,865,525
Shares repurchased	(4,379,412)	(59,193,766)	(5,348,315)	(73,279,834)

Net Increase (Decrease)	81,658	$1,095,221	4,114,957	$56,236,683

NOTE 5 – SECURITIES TRANSACTIONS

For the period ended March 31, 2006, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $169,641,521 and $272,430,777, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2006, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$1,252,231,196

Gross unrealized appreciation on a tax basis	$16,184,545
Gross unrealized depreciation on a tax basis	(6,017,787)

Net unrealized appreciation (depreciation) on investments (tax basis)	$10,166,758

At March 31, 2006, the Fund had tax basis capital losses, which may be carried over to offset future capital gains. To the extent such carry forwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such capital loss carryovers expire as follows:

2007	$1,013,153
2008	3,565,103
2013	30,614

$4,608,870

As of March 31, 2006, the Fund had deferred capital losses occurring subsequent to October 31, 2004 of $1,864,744. For tax purposes, such losses will be reflected in the year ending September 30, 2006.

12 Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS

Thornburg Limited Term Municipal Fund	(Unaudited)*

	*6 Mo. Ended March 31, 2006		Year Ended Sept. 30, 2005	3 Mo. Ended Sept. 30, 2004(c)		Year Ended June 30,
						2004	2003	2002	2001
Class A Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period	$13.59		$13.83	$13.68		$14.01	$13.65	$13.44	$13.06

Income from investment operations:
Net investment income	0.22		0.40	0.09		0.40	0.45	0.52	0.58
Net realized and unrealized gain (loss) on investments	(0.16)		(0.24)	0.15		(0.33)	0.36	0.21	0.38

Total from investment operations	0.06		0.16	0.24		0.07	0.81	0.73	0.96
Less dividends from:
Net investment income	(0.22)		(0.40)	(0.09)		(0.40)	(0.45)	(0.52)	(0.58)

Change in net asset value	(0.16)		(0.24)	0.15		(0.33)	0.36	0.21	0.38
NET ASSET VALUE, end of period	$13.43		$13.59	$13.83		$13.68	$14.01	$13.65	$13.44

RATIOS/SUPPLEMENTAL DATA
Total return(a)	0.43%		1.16%	1.78%		0.47%	5.99%	5.54%	7.49%
Ratios to average net assets:
Net investment income	3.23	%(b)	2.91%	2.69	%(b)	2.85%	3.20%	3.83%	4.36%
Expenses, after expense reductions	0.90	%(b)	0.90%	0.89	%(b)	0.91%	0.93%	0.95%	0.99%
Expenses, after expense reductions and net of custody credits	0.90	%(b)	0.90%	0.89	%(b)	0.91%	0.93%	0.95%	—
Expenses, before expense reductions	0.90	%(b)	0.90%	0.89	%(b)	0.91%	0.93%	0.96%	0.99%
Portfolio turnover rate	13.02%		27.80%	4.57%		21.37%	15.81%	19.59%	25.37%
Net assets at end of period (000)	$873,009		$967,650	$1,039,050		$1,047,482	$998,878	$785,145	$654,157

(a)	Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.

(b)	Annualized.

(c)	The Fund’s fiscal year-end changed to September 30.

Certified Semi-Annual Report 13

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Limited Term Municipal Fund	(Unaudited)*

	*6 Mo. Ended March 31, 2006		Year Ended Sept. 30, 2005	3 Mo. Ended Sept. 30, 2004(c)			Year Ended June 30,
						2004	2003	2002	2001
Class C Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period	$13.62		$13.86	$13.70		$14.04	$13.67	$13.46	$13.08

Income from investment operations:
Net investment income	0.20		0.36	0.08		0.36	0.41	0.47	0.53
Net realized and unrealized gain (loss) on investments	(0.16)		(0.24)	0.16		(0.34)	0.37	0.21	0.38

Total from investment operations	0.04		0.12	0.24		0.02	0.78	0.68	0.91
Less dividends from:
Net investment income	(0.20)		(0.36)	(0.08)		(0.36)	(0.41)	(0.47)	(0.53)

Change in net asset value	(0.16)		(0.24)	0.16		(0.34)	0.37	0.21	0.38
NET ASSET VALUE, end of period	$13.46		$13.62	$13.86		$13.70	$14.04	$13.67	$13.46

RATIOS/SUPPLEMENTAL DATA
Total return(a)	0.29%		0.89%	1.79%		0.12%	5.78%	5.13%	7.07%
Ratios to average net assets:
Net investment income	2.95	%(b)	2.63%	2.43	%(b)	2.56%	2.89%	3.42%	3.96%
Expenses, after expense reductions	1.18	%(b)	1.18%	1.15	%(b)	1.19%	1.18%	1.33%	1.38%
Expenses, after expense reductions and net of custody credits	1.18	%(b)	1.18%	1.15	%(b)	1.19%	1.18%	1.33%	—
Expenses, before expense reductions	1.68	%(b)	1.68%	1.65	%(b)	1.69%	1.68%	1.80%	1.85%
Portfolio turnover rate	13.02%		27.80%	4.57%		21.37%	15.81%	19.59%	25.37%
Net assets at end of period (000)	$117,188		$140,606	$156,870		$155,458	$137,559	$57,258	$24,773

(a)	Not annualized for periods less than one year.

(b)	Annualized.

(c)	The Fund’s fiscal year-end changed to September 30.

14 Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Limited Term Municipal Fund	(Unaudited)*

	*6 Mo. Ended March 31, 2006		Year Ended Sept. 30, 2005	3 Mo. Ended Sept. 30, 2004(c)			Year Ended June 30,
						2004	2003	2002	2001
Class I Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period	$13.59		$13.83	$13.68		$14.01	$13.65	$13.44	$13.06

Income from investment operations:
Net investment income	0.24		0.44	0.11		0.44	0.49	0.57	0.63
Net realized and unrealized gain (loss) on investments	(0.16)		(0.24)	0.15		(0.33)	0.36	0.21	0.38

Total from investment operations	0.08		0.20	0.26		0.11	0.85	0.78	1.01
Less dividends from:
Net investment income	(0.24)		(0.44)	(0.11)		(0.44)	(0.49)	(0.57)	(0.63)

Change in net asset value	(0.16)		(0.24)	0.15		(0.33)	0.36	0.21	0.38
NET ASSET VALUE, end of period	$13.43		$13.59	$13.83		$13.68	$14.01	$13.65	$13.44

RATIOS/SUPPLEMENTAL DATA
Total return(a)	0.60%		1.50%	1.87%		0.80%	6.36%	5.91%	7.91%
Ratios to average net assets:
Net investment income	3.57	%(b)	3.25%	3.02	%(b)	3.18%	3.54%	4.18%	4.75%
Expenses, after expense reductions	0.56	%(b)	0.57%	0.55	%(b)	0.57%	0.58%	0.60%	0.60%
Expenses, after expense reductionsand net of custody credits	0.56	%(b)	0.57%	0.55	%(b)	0.57%	0.58%	0.60%	—
Expenses, before expense reductions	0.56	%(b)	0.57%	0.55	%(b)	0.57%	0.58%	0.62%	0.65%
Portfolio turnover rate	13.02%		27.80%	4.57%		21.37%	15.81%	19.59%	25.37%
Net assets at end of period (000)	$288,024		$290,369	$238,589		$222,760	$197,367	$123,652	$86,160

(a)	Not annualized for periods less than one year.

(b)	Annualized.

(c)	The Fund’s fiscal year-end changed to September 30.

Certified Semi-Annual Report 15

SCHEDULE OF INVESTMENTS

Thornburg Limited Term Municipal Fund	March 31, 2006 (Unaudited)

CUSIPS: CLASS A - 885-215-459, CLASS C - 885-215-442, CLASS I - 885-215-434

NASDAQ SYMBOLS: CLASS A - LTMFX, CLASS C - LTMCX, CLASS I - LTMIX

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
ALABAMA — 1.66%
Birmingham Carraway Alabama Special, 6.25% due 8/15/2009 (Insured: Connie Lee)	NR/AAA	$10,000,000	$10,389,800
Scottsboro Industrial Development Board Refunding, 5.25% due 5/1/2009 (LOC: PNC Bank)	NR/NR	1,920,000	1,921,363
Wilsonville Industrial Development Board Pollution Control Revenue Refunding, 4.20% due 6/1/2019 put 6/1/2006 (Southern Electric Gaston Project; Insured:AMBAC)	Aaa/AAA	8,955,000	8,960,821
ALASKA — 0.94%
Alaska Energy Authority Power Revenue Refunding Third Series, 6.00% due 7/1/2008 (Bradley Lake Project; Insured: FSA)	Aaa/AAA	2,800,000	2,937,620
Alaska Municipal Bond Bank Refunding Series One, 5.00% due 6/1/2014 (Insured: MBIA)	Aaa/AAA	1,175,000	1,252,996
Alaska Student Loan Corp. Revenue Series A, 5.25% due 1/1/2012 (Capital Project; Insured: FSA)	NR/AAA	3,000,000	3,211,410
Anchorage Ice Rink Revenue, 6.375% due 1/1/2020 pre-refunded 7/1/2010	NR/NR	1,000,000	1,096,410
North Slope Boro Revenue Refunding Series A, 5.00% due 6/30/2015 (Insured: MBIA)	Aaa/AAA	3,250,000	3,473,080
ARIZONA — 1.05%
Maricopa County School District 008, 7.50% due 7/1/2008 (Insured: MBIA)	A1/AAA	1,000,000	1,080,900
Mohave County Industrial Development Authority Correctional Facilities Contract Revenue Series A, 5.00% due 4/1/2009 (Mohave Prison LLC Project; Insured: XLCA)	NR/AAA	4,595,000	4,756,560
Mohave County Industrial Development Authority Series A, 5.00% due 4/1/2014 (Mohave Prison LLC Project; Insured: XLCA)	NR/AAA	3,135,000	3,312,661
Pima County Industrial Development Authority, 5.45% due 4/1/2010 (Insured: HealthPartners, Series A)	Aaa/AAA	2,060,000	2,131,070
Pima County Industrial Development Authority Education Revenue Series C, 6.40% due 7/1/2013 (Arizona Charter Schools Project)	Baa3/NR	1,000,000	1,063,850
Pima County Industrial Development Authority Industrial Revenue Refunding Lease Obligation A, 7.25% due 7/15/2010 (Insured: FSA)	Aaa/AAA	480,000	483,936
Tucson Water Revenue Series D, 9.75% due 7/1/2008	Aa3/A+	500,000	563,870
ARKANSAS — 0.55%
Conway Electric Revenue Refunding, 5.00% due 8/1/2007	A2/NR	2,000,000	2,033,760
Jefferson County Hospital Revenue Refunding & Improvement, 5.50% due 6/1/2010 (Regional Medical Center Project)	NR/A	1,000,000	1,056,120
Jefferson County Hospital Revenue Refunding & Improvement, 5.50% due 6/1/2011 (Regional Medical Center Project)	NR/A	1,075,000	1,143,499
Little Rock Hotel & Restaurant Gross Receipts Tax Refunding, 7.125% due 8/1/2009	A3/NR	2,645,000	2,822,374
CALIFORNIA — 3.52%
Bay Area Government Associates Lease Series 2002, 4.00% due 7/1/2006 (Insured:AMBAC)	Aaa/AAA	765,000	766,186
California Health Facilities Financing Authority Revenue Series 83 C, 9.25% due 12/1/2006 (Mercy Health Care Project) (ETM)	Aaa/AAA	1,600,000	1,660,176
California Health Facilities Financing Authority Revenue Series B Refunding, 5.25% due 10/1/2013 (Kaiser Permanente Project) (ETM)	A3/AAA	2,620,000	2,743,245
California State Department of Water Resources Power Supply Series A, 5.50% due 5/1/2008	A2/A-	2,050,000	2,123,554
California State Department of Water Resources Power Supply Series A, 5.50% due 5/1/2012	A2/A-	2,600,000	2,808,650
California State Department of Water Resources Power Supply Series A, 6.00% due 5/1/2013	A2/A-	2,550,000	2,847,457
California State Department of Water Series Resources Power Supply Series B-5, 3.10% due 5/1/2022 put 4/3/2006 (LOC: Bayerische Landesbank;West Deutsche Landesbank) (daily demand notes)	VMIG1/A-1+	2,600,000	2,600,000
California State Economic Recovery Series C-2, 3.10% due 7/1/2023 put 4/3/2006 (SPA: Bank of America N.A.)(daily demand notes)	VMIG1/A-1+	2,700,000	2,700,000

16 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2006 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
California State Economic Recovery Series C-3, 3.10% due 7/1/2023 put 4/3/2006 (Guaranty: Landesbank) (daily demand notes)	VMIG1/A-1+	$2,750,000	$2,750,000
California State School Improvement, 3.04% due 5/1/2034 put 4/3/2006 (LOC: Citibank) (daily demand notes)	VMIG1/A-1+	3,500,000	3,500,000
California Statewide Community Development Authority Revenue Series D, 4.35% due 11/1/2036 put 3/1/2007 (Kaiser Permanente Project)	VMIG2/A-1	2,000,000	2,011,080
Irvine Improvement Bond Act 1915 Limited Obligation Assessment District, 3.16% due 9/2/2025 put 4/3/2006 (LOC: Bank of America) (daily demand notes)	VMIG1/A-1+	1,700,000	1,700,000
Metropolitan Water District Southern California Waterworks Revenue, 2.95% due 7/1/2036 put 4/3/2006 (SPA: Loyds TSB Bank) (daily demand notes)	VMIG1/A-1+	3,000,000	3,000,000
Northern California Power Agency Public Power Revenue Series A, 5.00% due 7/1/2009 (Geothermal Project Number 3)	Baa2/BBB+	6,100,000	6,104,514
Ontario Montclair California School District COP Refunding, 3.80% due 9/1/2028 put 8/31/2007 (School Facility Bridge Funding Project; Insured: FSA)	VMIG1/A-1	1,680,000	1,679,950
San Jose Financing Authority Lease Revenue Series D, 5.00% due 6/1/2039 mandatory put 6/1/2006 (Civic Center Project; Insured: AMBAC)	Aaa/AAA	3,400,000	3,408,058
Santa Clara Valley Transportation Authority Sales Tax Revenue Measure A, 4.00% due 4/1/2036 put 10/2/2006 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,002,750
South Orange County California Public Financing Authority Special Tax Revenue Series C, 8.00% due 8/15/2008 (Foothill Area Project; Insured: FGIC)	Aaa/AAA	1,500,000	1,649,400
COLORADO — 3.76%
Adams County Revenue Platte Valley Medical Center, 5.00% due 2/1/2012 (Insured: FHA, MBIA)	NR/AAA	1,310,000	1,381,185
Adams County Revenue Platte Valley Medical Center, 5.00% due 8/1/2012 (Insured: FHA, MBIA)	NR/AAA	1,345,000	1,420,683
Adams County Revenue Platte Valley Medical Center, 5.00% due 2/1/2013 (Insured: FHA, MBIA)	NR/AAA	1,380,000	1,457,929
Adams County Revenue Platte Valley Medical Center, 5.00% due 2/1/2015 (Insured: FHA, MBIA)	NR/AAA	1,530,000	1,623,758
Adams County Revenue Platte Valley Medical Center, 5.00% due 8/1/2015 (Insured: FHA, MBIA)	NR/AAA	1,565,000	1,662,875
Adams County School District 012 Series A, 4.375% due 12/15/2007	Aa3/AA-	1,000,000	1,012,990
Central Platte Valley Metropolitan District Refunding Series A, 5.00% due 12/1/2031 put 12/1/2009 (LOC: US Bank)	NR/AA	12,200,000	12,549,530
Colorado Department of Transport Revenue Anticipation Notes, 6.00% due 6/15/2008 (Insured: AMBAC)	Aaa/AAA	1,500,000	1,574,025
Colorado Educational & Cultural Facilities, 4.90% due 4/1/2008 (Nashville Public Radio Project)	NR/BBB+	685,000	692,391
Colorado Health Facilities Authority, 5.00% due 9/1/2007 (Catholic Health Initiatives Project)	Aa2/AA	5,705,000	5,804,438
Colorado Health Facilities Authority Series A, 5.375% due 12/1/2009 (Catholic Health Initiatives Project)	Aa2/AA	515,000	536,687
Denver City & County COP Series A, 5.50% due 5/1/2006 (Insured: MBIA) (ETM)	Aaa/AAA	500,000	500,825
Denver Convention Center Senior Series A, 5.00% due 12/1/2011 (Insured: XLCA)	Aaa/AAA	3,335,000	3,523,728
El Paso County School District Number 49 Series A, 6.00% due 12/1/2009 (Insured: FSA)	Aaa/AAA	1,000,000	1,059,160
Highlands Ranch Metropolitan District 2 Colorado, 6.50% due 6/15/2012 (Insured: FSA) (ETM)	Aaa/AAA	525,000	601,235
Highlands Ranch Metropolitan District 2 Colorado Unrefunded Balance, 6.50% due 6/15/2012 (Insured: FSA)	Aaa/AAA	475,000	542,255
Highlands Ranch Metropolitan District 3 Refunding Series B, 5.25% due 12/1/2008 (Insured: ACA)	NR/A	1,760,000	1,810,847
Highlands Ranch Metropolitan District 3 Series A, 5.25% due 12/1/2008 (Insured: ACA)	NR/A	1,520,000	1,563,913
Pinery West Metropolitan District 3, 4.70% due 12/1/2021 put 12/1/2007 (LOC: Compass Bank)	NR/A	1,040,000	1,047,613
Plaza Metropolitan District 1 Revenue, 7.60% due 12/1/2016 (Public Improvement Fee/Tax Increment Project)	NR/NR	6,000,000	6,620,400
Southland Metropolitan District Number 1 Unlimited GO, 6.75% due 12/1/2016	NR/NR	1,000,000	1,101,080
DELAWARE — 0.57%
Delaware State Economic Development Authority Revenue, 5.50% due 7/1/2025 put 7/1/2010 (Delmarva Power & Light Project)	Baa1/BBB	2,045,000	2,111,974
Delaware State Health Facilities Authority Revenue, 6.25% due 10/1/2006 (ETM)	Aaa/AAA	845,000	855,115

Certified Semi-Annual Report 17

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2006 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Delaware State Health Facilities Authority Revenue Series A, 5.25% due 6/1/2011 (Beebe Medical Center Project)	Baa1/BBB+	$1,275,000	$1,337,309
Delaware State Health Facilities Authority Revenue Series A, 5.25% due 5/1/2012 (Nanticoke Memorial Hospital Project; Insured: Radian)	NR/AA	1,370,000	1,449,706
Delaware State Health Facilities Authority Revenue Series A, 5.25% due 5/1/2013 (Nanticoke Memorial Hospital Project; Insured: Radian)	NR/AA	1,445,000	1,521,686
DISTRICT OF COLUMBIA — 1.50%
District of Columbia COP, 5.00% due 1/1/2008 (Public Safety & Emergency Project; Insured: AMBAC)	Aaa/AAA	1,000,000	1,022,290
District of Columbia COP, 5.25% due 1/1/2013 (Insured: AMBAC)	Aaa/AAA	5,950,000	6,313,485
District of Columbia Hospital Revenue, 5.70% due 8/15/2008 (Medlantic Healthcare Project) (ETM)	Aaa/AAA	4,430,000	4,551,160
District of Columbia Hospital Revenue Refunding, 5.10% due 8/15/2008 (Medlantic Healthcare Group A Project) (ETM)	Aaa/AAA	1,500,000	1,550,655
District of Columbia Revenue, 6.00% due 1/1/2007 (American Assoc. for Advancement of Science Project; Insured: AMBAC)	Aaa/AAA	500,000	508,695
District of Columbia Tax Increment Capital Appreciation, 0% due 7/1/2009 (Mandarin Oriental Project; Insured: FSA)	Aaa/AAA	2,000,000	1,761,820
District of Columbia Tax Increment Capital Appreciation, 0% due 7/1/2011 (Mandarin Oriental Project; Insured: FSA)	Aaa/AAA	1,990,000	1,604,816
District of Columbia Tax Increment Capital Appreciation, 0% due 7/1/2012 (Mandarin Oriental Project; Insured: FSA)	Aaa/AAA	1,480,000	1,136,522
Washington DC Convention Center Authority Dedicated Tax Revenue, 5.00% due 10/1/2006 (Insured: AMBAC)	Aaa/AAA	750,000	755,528
FLORIDA — 4.62%
Broward County Resource Recovery Revenue Refunding, 5.375% due 12/1/2009 (Wheelabrator South Project)	A3/AA	5,000,000	5,223,050
Capital Projects Finance Authority Student Housing, 5.50% due 10/1/2012 (Capital Projects Student Housing; Insured: MBIA)	Aaa/AAA	1,000,000	1,066,840
Crossings at Fleming Island Community Development Refunding Series B, 5.45% due 5/1/2010 (Insured: MBIA)	Aaa/AAA	2,461,000	2,542,853
Dade County Solid Waste Systems Special Obligation Revenue Refunding, 6.00% due 10/1/2007 (Insured: AMBAC)	Aaa/AAA	7,000,000	7,239,050
Escambia County Health Facilities Revenue Baptist Hospital Baptist Manor, 5.125% due 10/1/2014	Baa1/BBB+	2,755,000	2,822,029
Flagler County School Board Certificates of Participation Series A, 5.00% due 8/1/2014 (Insured: FSA)	Aaa/AAA	1,605,000	1,703,338
Florida State Department of Children & Families COP South Florida Evaluation Treatment, 5.00% due 10/1/2015	NR/AA+	925,000	979,501
Florida State Refunding, 6.00% due 7/1/2006 (Department of Transportation Right of Way Project)	Aa1/AAA	1,465,000	1,473,922
Gulf Breeze Florida Revenue Local Government Series C, 4.00% due 12/1/2015 put 12/1/2007 (Insured: FGIC)	Aaa/AAA	1,900,000	1,896,029
Gulf Breeze Florida Revenue Local Government Series E, 4.00% due 12/1/2020 put 12/1/2007 (Insured: FGIC)	Aaa/AAA	2,170,000	2,165,465
Hillsborough County Industrial Development Authority, 5.10% due 10/1/2013 (Tampa Electric Co. Project)	Baa2/BBB-	6,000,000	6,230,760
Jacksonville Electric St. John’s River Park Systems Revenue Issue-2, 17th Series, 5.25% due 10/1/2012	Aa2/AA-	5,000,000	5,320,300
Miami Dade County School Board COP Series A, 5.00% due 5/1/2006 (ETM)	Aaa/AAA	1,910,000	1,912,177
Miami Dade County School Board COP Series B, 5.50% due 5/1/2030 put 5/1/2011 (Insured: MBIA)	Aaa/AAA	1,010,000	1,083,346
Miami Dade County School Board COP Series C, 5.00% due 8/1/2007 (Insured: MBIA)	Aaa/AAA	3,390,000	3,449,427
Miami Dade County Special Housing Revenue Refunding, 5.80% due 10/1/2012 (HUD Section 8)	Baa3/NR	3,560,000	3,554,304
Orange County Health Facilities Authority, 5.80% due 11/15/2009 (Adventist Health System Project) (ETM)	A2/NR	1,395,000	1,491,925
Orange County Health Facilities Authority Revenue Unrefunded Balance Series A, 6.25% due 10/1/2007 (Orlando Regional Hospital Project; Insured: MBIA)	Aaa/AAA	925,000	958,152

18 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2006 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Palm Beach County Industrial Development Revenue Series 1996, 6.00% due 12/1/2006 (Lourdes-Noreen McKeen Residence Project) (ETM)	NR/A	$485,000	$492,348
Pasco County Housing Finance Authority Multi Family Revenue Refunding Series A, 5.35% due 6/1/2027 put 6/1/2008 (Oak Trail Apts. Project; Insured: AXA)	NR/AA-	1,000,000	1,000,910
Pelican Marsh Community Development District Refunding Series A, 5.00% due 5/1/2011 (Insured: Radian)	NR/NR	3,025,000	3,086,317
Sarasota County Public Hospital Series A, 3.17% due 7/1/2037 put 4/3/2006 (Sarosota Memorial Hospital Project; Insured: AMBAC) (daily demand notes)	VMIG1/NR	450,000	450,000
St. John’s County Florida Industrial Development Authority Series A, 5.50% due 8/1/2014 (Presbyterian Retirement Project)	NR/NR	1,755,000	1,847,172
Sunshine State Governmental Financing, 3.20% due 7/1/2016 put 4/7/2006 (Insured: AMBAC) (weekly demand note)	VMIG1/NR	1,050,000	1,050,000
GEORGIA — 0.34%
Georgia Municipal Association Inc. COP, 5.00% due 12/1/2006 (Atlanta City Court Project; Insured: AMBAC)	Aaa/AAA	1,000,000	1,009,530
Monroe County Development Authority Pollution Control Revenue, 6.75% due 1/1/2010 (Oglethorpe Power Project; Insured: MBIA)	Aaa/AAA	2,000,000	2,204,240
Monroe County Development Authority Pollution Control Revenue, 6.80% due 1/1/2012 (Oglethorpe Power Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,145,570
HAWAII — 0.32%
Hawaii State Department of Budget & Finance Special Purpose Hawaiian Electric Co., 4.95% due 4/1/2012 (Insured: MBIA)	Aaa/AAA	2,000,000	2,092,320
Hawaii State Refunding Series CB, 5.75% due 1/1/2007	Aa2/AA-	1,000,000	1,016,000
Honolulu City & County Refunding Series A, 7.35% due 7/1/2006	Aa2/AA-	1,000,000	1,009,220
IDAHO — 0.24%
Twin Falls Urban Renewal Agency Refunding Series A, 4.95% due 8/1/2014	NR/NR	1,640,000	1,616,794
Twin Falls Urban Renewal Agency Refunding Series A, 5.15% due 8/1/2017	NR/NR	1,455,000	1,431,604
ILLINOIS — 10.01%
Champaign County Community School District No. 116 Series C, 0% due 1/1/2009 (ETM)	Aaa/AAA	1,205,000	1,089,441
Champaign County Community School District No. 116 Unrefunded Balance Series C, 0% due 1/1/2009 (Insured: FGIC)	Aaa/AAA	2,140,000	1,927,990
Chicago Board of Education, 6.00% due 12/1/2009 (Insured: FGIC)	Aaa/AAA	2,000,000	2,152,200
Chicago Board of Education School Reform, 6.25% due 12/1/2012 (Insured: MBIA)	Aaa/AAA	750,000	848,078
Chicago Housing Authority Capital Program Revenue, 5.00% due 7/1/2007	Aa3/AA	1,000,000	1,015,190
Chicago Housing Authority Capital Program Revenue, 5.25% due 7/1/2010	Aa3/AA	2,300,000	2,418,542
Chicago Metropolitan Water Reclamation, 6.90% due 1/1/2007	Aaa/AA+	1,185,000	1,213,570
Chicago Midway Airport Revenue Series A, 5.40% due 1/1/2009 (Insured: MBIA)	Aaa/AAA	1,340,000	1,367,845
Chicago Midway Airport Revenue Series C, 5.50% due 1/1/2013 (Insured: MBIA)	Aaa/AAA	1,180,000	1,279,368
Chicago O’Hare International Airport Revenue, 5.375% due 1/1/2007 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,013,480
Chicago O’Hare International Airport Revenue, 5.00% due 1/1/2012 (Insured: MBIA)	Aaa/AAA	1,105,000	1,164,095
Chicago O’Hare International Airport Revenue 2nd Lien Series C-1, 5.00% due 1/1/2010 (Insured: MBIA)	Aaa/AAA	1,000,000	1,041,160
Chicago O’Hare International Airport Revenue Passenger Facility Series A, 5.625% due 1/1/2014 (Insured: AMBAC)	Aaa/AAA	3,065,000	3,130,744
Chicago Park District Parking Facility Revenue, 5.75% due 1/1/2010 (ETM)	Baa1/A	1,000,000	1,069,290
Chicago Refunding Series A, 5.375% due 1/1/2013 (Insured: MBIA)	Aaa/AAA	3,000,000	3,189,450
Chicago Refunding Series A-2, 6.125% due 1/1/2012 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,111,370
Chicago Water Revenue, 6.50% due 11/1/2011 (Insured: FGIC)	Aaa/AAA	1,810,000	2,044,667
Cook County Capital Improvement, 5.50% due 11/15/2008 pre-refunded 11/15/2006	Aaa/AAA	995,000	1,016,960

Certified Semi-Annual Report 19

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2006 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Cook County Community Capital Appreciation, 0% due 12/1/2010 (Insured: FSA)	Aaa/NR	$2,000,000	$1,671,660
Cook County Community School District 97 Series B, 9.00% due 12/1/2013 (Insured: FGIC)	Aaa/NR	2,250,000	2,960,640
Cook County Refunding Series A, 6.25% due 11/15/2013 (Insured: MBIA)	Aaa/AAA	3,995,000	4,562,010
Cook County School District 99, 9.00% due 12/1/2012 (Insured: FGIC)	Aaa/NR	1,000,000	1,277,500
Du Page County Forest Preservation District, 0% due 11/1/2009	Aaa/AAA	5,000,000	4,366,900
Glenview Multi Family Revenue Refunding, 5.20% due 12/1/2027 put 12/1/2007 (Collateralized: FNMA)	NR/AAA	1,470,000	1,493,153
Hoffman Estates Illinois Tax Increment Revenue, 0% due 5/15/2006 (Hoffman Estates Economic Development Project; Guaranty: Sears)	Ba1/NR	3,075,000	3,057,872
Hoffman Estates Illinois Tax Increment Revenue Junior Lien, 0% due 5/15/2007	Ba1/NR	1,500,000	1,424,895
Illinois Development Finance Authority Multi Family Housing Revenue Refunding Series A, 5.55% due 7/20/2008 (Collateralized: GNMA)	NR/AAA	900,000	915,210
Illinois Development Finance Authority Pollution Control Revenue Refunding, 5.70% due 1/15/2009 (Commonwealth Edison Co. Project; Insured: MBIA)	Aaa/AAA	3,000,000	3,148,230
Illinois Development Finance Authority Pollution Series A, 7.375% due 7/1/2021 pre-refunded 7/1/2006 (Illinois Power Co. Project)	Baa2/NR	5,000,000	5,144,550
Illinois Development Finance Authority Revenue, 6.00% due 11/15/2009 (Adventist Health Project; Insured: MBIA)	Aaa/AAA	3,635,000	3,873,929
Illinois Development Finance Authority Revenue, 6.00% due 11/15/2010 (Adventist Health Project; Insured: MBIA)	Aaa/AAA	3,860,000	4,164,901
Illinois Development Finance Authority Revenue Community Rehab Providers A, 5.00% due 7/1/2006	NR/BBB	645,000	645,161
Illinois Development Finance Authority Revenue Provena Health Series A, 5.50% due 5/15/2011 (Insured: MBIA)	Aaa/AAA	1,000,000	1,040,720
Illinois Development Finance Authority Revenue Refunding Community Rehab Providers A, 5.60% due 7/1/2006	NR/BBB	1,000,000	1,002,240
Illinois Development Finance Authority Revenue Refunding Community Rehab Providers Series A, 6.00% due 7/1/2015	NR/BBB	4,500,000	4,608,135
Illinois Development Finance Authority Revenue Series A, 5.75% due 5/15/2014 (Provena Health Project; Insured: MBIA)	Aaa/AAA	6,035,000	6,311,162
Illinois Educational Facilities Authority Revenues Unrefunded Balance Loyola A, 6.00% due 7/1/2009 (Insured: MBIA)	Aaa/AAA	1,275,000	1,357,505
Illinois Health Facilities Authority Revenue, 5.50% due 11/15/2007 (OSF Healthcare System Project)	A2/A	915,000	936,859
Illinois Health Facilities Authority Revenue, 6.50% due 2/15/2008 (Iowa Health System Project)	A1/NR	1,290,000	1,345,651
Illinois Health Facilities Authority Revenue, 6.50% due 2/15/2009 (Iowa Health System Project)	A1/NR	1,375,000	1,459,453
Illinois Health Facilities Authority Revenue, 6.50% due 2/15/2010 (Iowa Health System Project) (ETM)	A1/NR	1,465,000	1,579,563
Illinois Health Facilities Authority Revenue, 6.00% due 2/15/2011 (Iowa Health System Project; Insured:AMBAC) (ETM)	Aaa/AAA	1,560,000	1,701,492
Illinois Health Facilities Authority Revenue Refunding, 5.00% due 8/15/2007 (University of Chicago Hospital & Health Project; Insured: MBIA)	Aaa/AAA	1,500,000	1,526,595
Illinois Health Facilities Authority Revenue Refunding, 5.00% due 8/15/2008 (University of Chicago Hospital & Health Project; Insured: MBIA)	Aaa/AAA	1,500,000	1,542,975
Illinois Health Facilities Authority Revenue Refunding, 5.50% due 11/15/2011 (Methodist Medical Center Project; Insured: MBIA)	Aaa/AAA	3,000,000	3,142,440
Illinois Health Facilities Authority Revenue University of Chicago, 5.00% due 8/15/2009 (Hospital Systems Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,037,280
Illinois Hospital District, 5.50% due 1/1/2010 (Insured: FGIC)	Aaa/AAA	1,040,000	1,098,947
Illinois State COP Central Management Department, 5.00% due 7/1/2007 (Insured: AMBAC)	Aaa/AAA	500,000	508,390
Illinois State Partners Series A, 6.00% due 7/1/2006 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,005,990
Kane County School District Number 129 Aurora West Side Refunding, 5.50% due 2/1/2012 (Insured: FGIC)	Aaa/NR	1,200,000	1,236,372
Lake County Community High School District 117 Series B, 0% due 12/1/2006 (Insured: FGIC)	Aaa/NR	2,000,000	1,953,880
Lake County Community High School District 117 Series B, 0% due 12/1/2011 (Insured: FGIC)	Aaa/NR	3,235,000	2,589,423
McHenry & Kane Counties Community Consolidated School District 158, 0% due 1/1/2010 (Insured: FGIC)	Aaa/AAA	1,000,000	866,750

20 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2006 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
McHenry & Kane Counties Il, 0% due 1/1/2012 (Insured: FGIC)	Aaa/AAA	$2,200,000	$1,748,010
Mclean & Woodford Counties School District GO, 7.375% due 12/1/2010 (Insured: FSA)	Aaa/NR	1,500,000	1,722,885
Metropolitan Pier & Exposition Authority Dedicated State Tax Revenue Series A-2002, 6.00% due 6/15/2007 pre-refunded 6/15/2006 (McCormick Place Exposition Project; Insured: AMBAC)	Aaa/AAA	1,250,000	1,281,163
Metropolitan Pier & Exposition Authority Dedicated State Tax Revenue Series A-2002 Unrefunded Balance, 6.00% due 6/15/2007 (McCormick Place Exposition Project; Insured: AMBAC)	Aaa/AAA	3,750,000	3,842,212
Naperville City, Du Page & Will Counties Economic Development Revenue, 6.10% due 5/1/2008 (Hospital & Health System Association Project; LOC: Bank One N.A.)	NR/AA-	1,895,000	1,934,018
Peoria Public Building Commission School District Facilities Revenue, 0% due 12/1/2007 (Insured: FGIC)	Aaa/NR	1,100,000	1,034,682
University of Illinois COP Series A, 5.00% due 8/15/2019 pre-refunded 8/15/2011 (Utility Infrastructure Project)	Aaa/AAA	5,235,000	5,547,896
University of Illinois Revenues, 0% due 10/1/2006 (Insured: MBIA)	Aaa/AAA	6,300,000	6,190,758
INDIANA — 7.20%
Allen County Economic Development Revenue, 5.00% due 12/30/2012 (Indiana Institute of Technology Project)	NR/NR	1,370,000	1,401,387
Allen County Economic Development Revenue First Mortgage, 5.30% due 12/30/2006 (Indiana Institute of Technology Project)	NR/NR	690,000	696,776
Allen County Economic Development Revenue First Mortgage, 5.60% due 12/30/2009 (Indiana Institute of Technology Project)	NR/NR	1,110,000	1,158,229
Allen County Jail Building Corp. First Mortgage, 5.75% due 10/1/2010 (ETM)	Aa3/NR	1,115,000	1,208,961
Allen County Jail Building Corp. GO, 5.00% due 10/1/2011 (Insured: XLCA)	Aaa/AAA	2,390,000	2,511,770
Allen County Jail Building Corp. GO, 5.00% due 10/1/2012 (Insured: XLCA)	Aaa/AAA	1,275,000	1,342,498
Allen County Jail Building Corp. GO, 5.00% due 10/1/2014 (Insured: XLCA)	Aaa/AAA	1,000,000	1,056,690
Allen County Jail Building Corp. GO, 5.00% due 10/1/2015 (Insured: XLCA)	Aaa/AAA	1,480,000	1,564,834
Allen County Jail Building Corp. GO, 5.00% due 10/1/2016 (Insured: XLCA)	Aaa/AAA	1,520,000	1,603,843
Allen County Redevelopment District Tax Series A, 5.00% due 11/15/2016	A3/NR	1,000,000	1,025,060
Ball State University Revenues Student Fee Series K, 5.75% due 7/1/2012 (Insured: FGIC)	Aaa/AAA	1,000,000	1,092,250
Boone County Hospital Association Lease Revenue, 5.00% due 1/15/2007 (ETM)	Aaa/AAA	1,085,000	1,096,968
Boonville Junior High School Building Corp. Revenue, 0% due 7/1/2010 (State Aid Withholding)	NR/A	850,000	701,191
Boonville Junior High School Building Corp. Revenue, 0% due 1/1/2011 (State Aid Withholding)	NR/A	850,000	682,635
Boonville Junior High School Building Corp. Revenue Refunding, 0% due 7/1/2011 (State Aid Withholding)	NR/A	950,000	744,772
Brownsburg 1999 School Building, 5.00% due 2/1/2011 (Insured: FSA)	Aaa/AAA	1,720,000	1,810,661
Brownsburg 1999 School Building, 5.00% due 8/1/2011 (Insured: FSA)	Aaa/AAA	1,835,000	1,938,219
Brownsburg 1999 School Building, 5.25% due 2/1/2012 (Insured: FSA)	Aaa/AAA	1,880,000	2,011,675
Brownsburg 1999 School Building, 5.25% due 8/1/2012 (Insured: FSA)	Aaa/AAA	1,755,000	1,884,186
Carmel Indiana Redevelopment Authority Lease Capital Appreciation Performing Arts, 0% due 2/1/2015	Aa2/AA	1,575,000	1,060,132
Center Grove 2000 Building First Mortgage, 5.00% due 7/15/2009 (Insured: AMBAC) (ETM)	Aaa/AAA	1,175,000	1,222,564
Center Grove 2000 Building First Mortgage, 5.00% due 7/15/2010 (Insured: AMBAC) (ETM)	Aaa/AAA	1,135,000	1,192,964
Dekalb County Redevelopment Authority Lease Rental Revenue Refunding, 5.00% due 1/15/2011 (Mini Mill Local Public Improvement Project; Insured: XLCA)	Aaa/AAA	1,015,000	1,060,036
Dekalb County Redevelopment Authority Lease Rental Revenue Refunding, 5.00% due 1/15/2012 (Mini Mill Local Public Improvement Project; Insured: XLCA)	Aaa/AAA	1,000,000	1,047,370
Dekalb County Redevelopment Authority Lease Rental Revenue Refunding, 5.25% due 1/15/2013 (Mini Mill Local Public Improvement Project; Insured: XLCA)	Aaa/AAA	1,000,000	1,063,800
Dekalb County Redevelopment Authority Lease Rental Revenue Refunding, 5.25% due 1/15/2014 (Mini Mill Local Public Improvement Project; Insured: XLCA)	Aaa/AAA	1,000,000	1,060,070
Eagle Union Middle School Building Corp., 5.50% due 7/15/2009 (ETM)	Aaa/AAA	910,000	960,805
Elberfeld J. H. Castle School Building Corp. Indiana First Mortgage Refunding, 0% due 7/5/2008 (Insured: MBIA)	NR/AAA	1,860,000	1,709,712

Certified Semi-Annual Report 21

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2006 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Evansville Vanderburgh Refunding, 5.00% due 7/15/2014 (Insured: AMBAC)	Aaa/AAA	$1,000,000	$1,061,780
Evansville Vanderburgh Refunding, 5.00% due 7/15/2015 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,063,160
Goshen Multi School Building Corp. First Mortgage, 5.20% due 7/15/2007 (Insured: MBIA)	Aaa/AAA	965,000	984,223
Hammond Multi-School Building Corp. First Mortgage Refunding Bond Series 1997, 6.00% due 7/15/2008 (Lake County Project; State Aid Withholding)	NR/A	2,305,000	2,384,592
Huntington Economic Development Revenue, 6.00% due 11/1/2006 (United Methodist Membership Project)	NR/NR	200,000	201,830
Huntington Economic Development Revenue, 6.15% due 11/1/2008 (United Methodist Membership Project)	NR/NR	700,000	724,647
Huntington Economic Development Revenue, 6.20% due 11/1/2010 (United Methodist Membership Project)	NR/NR	790,000	817,776
Indiana Health Facility Financing Authority Hospital Revenue Series D, 5.00% due 11/1/2026 pre-refunded 11/1/2007	Aaa/NR	1,600,000	1,631,024
Indiana State Educational Facilities Authority Revenue, 5.75% due 10/1/2009 (University of Indianapolis Project)	NR/A-	670,000	705,262
Indiana University Revenues Refunding, 0% due 8/1/2007 (Insured: AMBAC)	Aaa/AAA	2,500,000	2,381,250
Indianapolis Airport Authority Revenue Refunding Series A, 5.35% due 7/1/2007 (Insured: FGIC)	Aaa/AAA	1,100,000	1,122,176
Indianapolis Local Public Improvement Bond Bank Transportation Revenue, 0% due 7/1/2006 (ETM)	Aa2/AA-	1,240,000	1,229,460
Indianapolis Local Public Improvement Bond Waterworks Project Series F, 5.00% due 1/1/2015 (Insured: MBIA)	Aaa/AAA	1,000,000	1,064,790
Indianapolis Local Public Improvement Bond Waterworks Project Series F, 5.00% due 7/1/2015 (Insured: MBIA)	Aaa/AAA	1,000,000	1,066,260
Indianapolis Resource Recovery Revenue Refunding, 6.75% due 12/1/2006 (Ogden Martin Systems, Inc. Project; Insured: AMBAC)	Aaa/AAA	2,000,000	2,038,640
Knox Middle School Building Corp. First Mortgage, 6.00% due 7/15/2008 (Insured: FGIC)	Aaa/AAA	855,000	897,297
Knox Middle School Building Corp. First Mortgage, 6.00% due 7/15/2009 (Insured: FGIC)	Aaa/AAA	455,000	486,049
Madison Schools Lydia Middleton Building Corp., 5.00% due 7/15/2014 (Insured: FGIC)	Aaa/AAA	1,200,000	1,275,000
Madison Schools Lydia Middleton Building Corp., 5.00% due 7/15/2015 (Insured: FGIC)	Aaa/AAA	1,250,000	1,329,937
Monroe County Community School Building Corp. Revenue Refunding, 5.00% due 1/15/2007 (Insured: AMBAC)	Aaa/AAA	625,000	630,113
Mount Vernon of Hancock County Refunding First Mortgage, 5.00% due 7/15/2013 (Insured: MBIA)	Aaa/AAA	1,055,000	1,115,462
Mount Vernon of Hancock County Refunding First Mortgage, 5.00% due 7/15/2014 (Insured: MBIA)	Aaa/AAA	1,135,000	1,202,669
Mount Vernon of Hancock County Refunding First Mortgage, 5.00% due 7/15/2015 (Insured: MBIA)	Aaa/AAA	1,140,000	1,209,301
Mount Vernon Pollution Control & Waste, 3.17% due 12/1/2014 put 4/3/2006 (General Electric Co. Project) (daily demand notes)	Aaa/AAA	3,200,000	3,200,000
Northwestern School Building Corp., 5.00% due 7/15/2011 (State Aid Withholding)	Aaa/AAA	1,240,000	1,304,430
Perry Township Multi School Building Refunding, 5.00% due 1/10/2013 (Insured: FSA)	Aaa/NR	1,225,000	1,293,208
Perry Township Multi School Building Refunding, 5.00% due 7/10/2013 (Insured: FSA)	Aaa/NR	2,025,000	2,140,992
Perry Township Multi School Building Refunding, 5.00% due 7/10/2014 (Insured: FSA)	Aaa/NR	2,130,000	2,256,948
Peru Community School Corp. Refunding First Mortgage, 0% due 7/1/2010 (State Aid Withholding)	NR/A	835,000	688,817
Plainfield Indiana Community High School Building Corp. First Mtg, 5.00% due 1/15/2015 (Insured: FGIC)	Aaa/AAA	1,445,000	1,534,373
Rockport Pollution Control Revenue Series C, 2.625% due 4/1/2025 put 10/1/2006 (Indiana Michigan Power Co. Project)	Baa2/BBB	4,030,000	3,991,957
Warren Township Vision 2005, 5.00% due 7/10/2015 (Insured: FGIC)	Aaa/AAA	2,095,000	2,224,555
Wawasee Community School Corp. First Mortgage, 5.50% due 7/15/2010 (State Aid Withholding) (ETM)	NR/AA	995,000	1,060,043
Wawasee Community School Corp. First Mortgage, 5.50% due 7/15/2011 (State Aid Withholding) (ETM)	NR/AA	1,095,000	1,177,826
West Clark 2000 School Building Corp., 5.25% due 1/15/2013 (Insured: MBIA)	Aaa/AAA	1,235,000	1,326,513
West Clark 2000 School Building Corp., 5.25% due 7/15/2013 (Insured: MBIA)	Aaa/AAA	1,305,000	1,405,289
West Clark 2000 School Building Corp., 5.25% due 1/15/2014 (Insured: MBIA)	Aaa/AAA	1,335,000	1,438,983
West Clark School Building Corp. First Mortgage, 5.75% due 7/15/2011 (Insured: FGIC)	Aaa/AAA	2,080,000	2,267,138
Westfield Elementary School Building Corp. First Mortgage Series 1997, 6.80% due 7/15/2007 (ETM)	Aaa/AAA	1,130,000	1,158,792
Whitko Indiana Middle School Building Corp. Refunding, 5.35% due 7/15/2007 (Insured: FSA)	Aaa/AAA	990,000	1,004,286

22 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2006 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
IOWA — 2.51%
Ankeny Community School District Sales & Services Tax Revenue, 5.00% due 7/1/2010	NR/A+	$2,900,000	$3,007,532
Des Moines Limited Obligation Revenue, 4.00% due 12/1/2015 put 12/1/2006 (Des Moines Parking Associates Project; LOC:Wells Fargo Bank)	NR/NR	3,180,000	3,173,354
Dubuque Iowa Community School District Series B, 5.00% due 1/1/2013	NR/NR	1,600,000	1,612,672
Dubuque Iowa Community School District Series B, 5.00% due 7/1/2013	NR/NR	1,640,000	1,652,349
Iowa Finance Authority Commercial Development Revenue Refunding, 5.75% due 4/1/2014 put 4/1/2010 (Governor Square Project; Insured: AXA)	NR/AA-	6,650,000	6,871,511
Iowa Finance Authority Hospital Facility Revenue, 6.50% due 2/15/2007 (Iowa Health Services Project)	A1/NR	435,000	444,205
Iowa Finance Authority Hospital Facility Revenue, 6.50% due 2/15/2009 (Iowa Health Services Project)	A1/NR	1,825,000	1,937,091
Iowa Finance Authority Hospital Facility Revenue, 6.50% due 2/15/2010 (Iowa Health Services Project)	A1/NR	1,955,000	2,107,881
Iowa Finance Authority Hospital Facility Revenue, 6.00% due 2/15/2011 pre-refunded 2/15/2010 (Iowa Health Services Project; Insured: AMBAC)	Aaa/AAA	3,145,000	3,424,905
Iowa Finance Authority Revenue Trinity Health Series B, 5.75% due 12/1/2007	Aa3/AA-	1,430,000	1,474,845
Iowa Finance Authority Revenue Trinity Health Series B, 5.75% due 12/1/2010	Aa3/AA-	3,295,000	3,510,460
Tobacco Settlement Authority, 5.30% due 6/1/2025	Baa3/AAA	2,695,000	2,870,687
KANSAS — 0.04%
Dodge Unified School District 443 Ford County, 8.25% due 9/1/2006 (Insured: FSA)	Aaa/AAA	500,000	509,540
KENTUCKY — 1.38%
Kentucky Economic Development Finance Authority Refunding & Improvement Series A, 5.00% due 2/1/2010 (Ashland Hospital Project; Insured: FSA)	Aaa/AAA	1,000,000	1,040,860
Kentucky Economic Development Finance Authority Series C, 5.35% due 10/1/2009 (Norton Healthcare Project; Insured: MBIA)	Aaa/AAA	7,400,000	7,772,590
Kentucky Economic Development Finance Authority Series C, 5.40% due 10/1/2010 (Norton Healthcare Project; Insured: MBIA)	Aaa/AAA	7,830,000	8,313,816
Kentucky State Turnpike Authority Resources Recovery Revenue, 0% due 7/1/2006 (Insured: FGIC)	Aaa/AAA	390,000	386,607
Louisville Water Revenue Refunding, 6.00% due 11/15/2006 (ETM)	Aaa/AAA	150,000	152,128
LOUISIANA — 2.77%
England District, 5.00% due 8/15/2010 (Insured: FGIC)	Aaa/AAA	1,000,000	1,045,340
Jefferson Sales Tax District Special Sales Tax Revenue, 5.25% due 12/1/2006 (Insured: AMBAC)	Aaa/AAA	1,440,000	1,455,883
Jefferson Sales Tax District Special Sales Tax Revenue, 5.25% due 12/1/2007 (Insured: AMBAC)	Aaa/AAA	1,515,000	1,553,769
Louisiana Local Govt. Environmental Facilities & Community Dev.Auth. Multi Family Revenue Series A, 5.00% due 9/1/2012 (Bellemont Apartments Project)	Baa1/NR	1,000,000	993,460
Louisiana PFA Revenue, 5.375% due 12/1/2008 (Wynhoven Health Care Center Project; Guaranty:Archdiocese of New Orleans)	NR/NR	1,425,000	1,428,563
Louisiana Public Facilities Authority Hospital Revenue Refunding Series A, 5.50% due 7/1/2010 (Franciscan Missionaries Project; Insured: FSA)	Aaa/AAA	1,000,000	1,057,230
Louisiana Public Facilities Authority Revenue, 5.75% due 10/1/2008 (Loyola University Project)	A1/A+	1,000,000	1,024,260
Louisiana Public Facilities Authority Revenue, 4.00% due 4/1/2006 (Loyola University Project)	A1/A+	1,085,000	1,085,000
Louisiana Public Facilities Authority Revenue, 5.50% due 10/1/2006 (Loyola University Project)	A1/A+	1,280,000	1,286,451
Louisiana State Correctional Facility Lease, 5.00% due 12/15/2008 (Insured: Radian)	NR/AA	7,135,000	7,312,519
Louisiana State Office Facilities Corp., 5.50% due 5/1/2013 (Capitol Complex Project; Insured: AMBAC)	Aaa/AAA	1,150,000	1,230,546
Louisiana State Offshore Terminal Authority Deepwater Port Revenue, 4.375% due 10/1/2020 put 6/1/2007 (Loop LLC Project)	A3/A-1	2,350,000	2,354,394
Louisiana State Offshore Terminal Refunding Series D, 4.00% due 9/1/2023 put 9/1/2008 (Loop LLC Project)	A3/A	5,000,000	4,953,000
Louisiana State Series A, 5.50% due 11/15/2008 (Insured: FGIC)	Aaa/AAA	1,980,000	2,068,447
Monroe Louisiana Sales Tax Increment Garrett Road Economic Development Area, 5.00% due 3/1/2017 (Insured: Radian)	Aa3/AA	1,505,000	1,556,140
New Orleans Parish School Board, 0% due 2/1/2008 (ETM)	NR/AAA	4,615,000	4,048,370

Certified Semi-Annual Report 23

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2006 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
New Orleans Refunding, 0% due 9/1/2006 (Insured: AMBAC)	Aaa/AAA	$1,000,000	$984,740
MARYLAND — 0.67%
Baltimore Maryland, 7.00% due 10/15/2009 (Insured: MBIA)	Aaa/AAA	580,000	643,092
Howard County Retirement Community Revenue Series A, 7.25% due 5/15/2015 pre-refunded 5/15/2010	NR/AAA	1,000,000	1,159,050
Howard County Retirement Community Revenue Series A, 7.875% due 5/15/2021 pre-refunded 5/15/2010	NR/AAA	2,500,000	2,954,675
Maryland State Health High Educational Facilities Refunding, 6.00% due 7/1/2009 (John Hopkins University Project)	Aa2/AA	3,605,000	3,859,910
MASSACHUSETTS — 3.38%
Massachusetts Development Finance Agency Resource Recovery Revenue Series A, 5.50% due 1/1/2011 (Insured: MBIA)	Aaa/AAA	3,470,000	3,706,828
Massachusetts Development Finance Agency Resource Recovery Revenue Series B, 5.625% due 1/1/2012 (Insured: MBIA)	Aaa/AAA	1,240,000	1,341,841
Massachusetts State 1999 to 2021 Refunding Series B, 6.50% due 8/1/2008 (ETM)	Aa2/AA	2,000,000	2,116,980
Massachusetts State Construction Loan Series C, 5.00% due 9/1/2015	Aa2/AA	10,000,000	10,667,100
Massachusetts State Construction Loan Series D, 6.00% due 11/1/2013 (Insured: MBIA)	Aaa/AAA	1,000,000	1,126,680
Massachusetts State Health & Educational Berkshire Health Systems Series F, 5.00% due 10/1/2011 (Insured: Assured Guaranty)	NR/AAA	2,345,000	2,460,937
Massachusetts State Health & Educational Berkshire Health Systems Series F, 5.00% due 10/1/2012 (Insured: Assured Guaranty)	NR/AAA	2,330,000	2,447,921
Massachusetts State Health & Educational Berkshire Health Systems Series F, 5.00% due 10/1/2013 (Insured: Assured Guaranty)	NR/AAA	3,215,000	3,381,119
Massachusetts State Health & Educational Series H, 5.375% due 5/15/2012 (New England Medical Center Hospital Project; Insured: FGIC)	Aaa/AAA	3,415,000	3,653,811
Massachusetts State Industrial Finance Agency, 5.90% due 7/1/2027 pre-refunded 7/1/2007 (Dana Hall School Project)	Baa2/BBB	1,220,000	1,275,876
Massachusetts State Industrial Finance Agency Capital Appreciation Biomedical A, 0% due 8/1/2010	Aa3/A+	10,000,000	8,429,100
Massachusetts State Refunding GO Series A, 6.00% due 11/1/2008	Aaa/AAA	1,000,000	1,056,060
Massachusetts State Refunding Series A, 5.50% due 1/1/2010	Aa2/AA	1,500,000	1,590,945
MICHIGAN — 2.60%
Dearborn Economic Development Corp. Oakwood Obligation Group Series A, 5.75% due 11/15/2015 (Insured: FGIC)	Aaa/AAA	2,450,000	2,502,405
Detroit Convention Facility, 5.25% due 9/30/2007	NR/A	1,000,000	1,020,800
Detroit Michigan Series A, 6.00% due 4/1/2007 (ETM)	Aaa/AAA	1,405,000	1,438,664
Dickinson County Healthcare Systems Hospital Revenue Refunding, 5.50% due 11/1/2013 (Insured: ACA)	NR/A	2,500,000	2,620,025
Jackson County Hospital Finance Authority Hospital Revenue Series A, 5.00% due 6/1/2006 (W.A. Foote Memorial Hospital Project; Insured: AMBAC)	Aaa/NR	1,670,000	1,673,975
Michigan Hospital Finance Authority Revenue, 5.375% due 7/1/2012 (Insured: FSA)	Aaa/AAA	2,000,000	2,036,020
Michigan Hospital Finance Authority Revenue Series A, 5.375% due 11/15/2033 put 11/15/2007 (Ascension Health Project)	Aa2/A-1+	10,000,000	10,242,400
Michigan State COP Series A, 5.00% due 9/1/2031 put 9/1/2011	Aaa/AAA	5,000,000	5,246,150
Michigan State Strategic Fund Refunding Detroit Educational, 4.85% due 9/1/2030 put 9/1/2011 (Insured: AMBAC)	Aaa/NR	2,075,000	2,158,021
Missouri State Health & Educational Facilities Authority Revenue Series A, 5.00% due 6/1/2011	NR/AA-	1,000,000	1,043,500
Oakland County Economic Development Corp. Limited, 5.50% due 6/1/2014 pre-refunded 6/1/2007 (LOC: First America Bank)	Aa3/NR	1,000,000	1,041,200
Oxford Area Community School District, 5.00% due 5/1/2012 (Guaranty: School Bond Loan Fund)	Aa2/AA	800,000	844,568
Summit Academy North Michigan School District, 8.75% due 7/1/2030 pre-refunded 7/1/2010	NR/NR	1,100,000	1,302,532

24 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2006 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
MINNESOTA — 0.32%
Minneapolis St. Paul Health Care Systems, 5.25% due 12/1/2012 (Healthpartners Obligation Group Project)	Baa1/BBB+	$1,000,000	$1,051,660
Minneapolis St. Paul Health Care Systems, 5.25% due 12/1/2013 (Healthpartners Obligation Group Project)	Baa1/BBB+	1,500,000	1,582,320
University of Minnesota Refunding Series A, 5.50% due 7/1/2006	Aaa/AA	1,450,000	1,457,163
MISSISSIPPI — 0.92%
De Soto County School District Trust Certificates, 5.00% due 12/1/2015 (Insured: MBIA)	Aaa/NR	1,000,000	1,036,600
Gautier Utility District Systems Revenue Refunding, 5.50% due 3/1/2012 (Insured: FGIC)	Aaa/NR	1,020,000	1,098,193
Hattiesburg Water & Sewer Revenue Refunding Systems, 5.20% due 8/1/2006 (Insured: AMBAC)	Aaa/AAA	700,000	703,612
Mississippi Hospital Equipment & Facilities Authority Revenue, 6.50% due 5/1/2006 (Refunding Mississippi Baptist Medical Center; Insured: MBIA)	Aaa/AAA	1,000,000	1,002,210
Mississippi Hospital Equipment & Facilities Authority Revenue Refunding, 6.00% due 1/1/2015 (Forrest County General Hospital Project; Insured: FSA)	Aaa/NR	1,365,000	1,481,530
Mississippi Hospital Equipment & Facilities Baptist Memorial Health B2, 3.50% due 9/1/2022 put 10/1/2006	NR/NR	3,500,000	3,493,490
Mississippi State, 6.20% due 2/1/2008 (ETM)	Aaa/AAA	2,000,000	2,076,280
Ridgeland Multi Family Housing Revenue, 4.95% due 10/1/2007 (Collateralized: FNMA)	NR/AAA	875,000	878,719
MISSOURI — 0.43%
Missouri Development Finance Board Healthcare Facilities Revenue Series A, 4.80% due 11/1/2012 (Lutheran Home Aged Project; LOC: Commerce Bank)	Aa3/NR	1,275,000	1,288,196
Springfield COP, 5.20% due 6/1/2006 (Law Enforcement Communication Project)	Aa3/NR	840,000	842,235
Springfield COP, 5.25% due 6/1/2007 (Law Enforcement Communication Project)	Aa3/NR	840,000	855,204
St. Louis County Refunding, 5.00% due 8/15/2007 (Convention & Sports Facility Project B 1; Insured: AMBAC)	Aaa/AAA	2,495,000	2,541,432
MONTANA — 1.24%
Forsyth Pollution Control Revenue Refunding, 5.00% due 10/1/2032 put 12/30/2008 (Insured: AMBAC)	Aaa/AAA	11,440,000	11,740,414
Forsyth Pollution Control Revenue Refunding, 5.20% due 5/1/2033 put 5/1/2009 (Portland General Project)	Baa1/BBB+	4,000,000	4,099,640
NEBRASKA — 0.67%
Madison County Hospital Authority Revenue 1, 5.25% due 7/1/2010 (Faith Regional Health Services Project; Insured: Radian)	NR/AA	1,455,000	1,526,498
Madison County Hospital Authority Revenue 1, 5.50% due 7/1/2012 (Faith Regional Health Services Project; Insured: Radian)	NR/AA	1,625,000	1,734,379
Omaha Public Power District Nebraska Electric Revenue Refunding Systems B, 5.00% due 2/1/2013	Aa2/AA	5,000,000	5,297,100
NEVADA — 1.26%
Clark County Nevada School District Series D, 5.00% due 6/15/2015 (Insured: MBIA)	Aaa/AAA	1,000,000	1,057,670
Humboldt County Pollution Control Revenue Refunding, 6.55% due 10/1/2013 (Sierra Pacific Project; Insured: AMBAC)	Aaa/AAA	5,000,000	5,102,500
Las Vegas Special Refunding Local Improvement District 707 Series A, 5.125% due 6/1/2011 (Insured: FSA)	Aaa/AAA	1,695,000	1,771,834
Nevada Housing Division FNMA Multi Family Certificate A, 4.80% due 4/1/2008 (Collateralized: FNMA)	NR/AAA	230,000	229,761
Nevada State GO Colorado River Commission Power Delivery A, 7.00% due 9/15/2008 pre-refunded 9/15/2007	Aa1/AA	840,000	880,370
Sparks Redevelopment Agency Tax Allocation Revenue Refunding Series A, 5.75% due 1/15/2009 (Insured: Radian)	NR/AA	1,000,000	1,047,220

Certified Semi-Annual Report 25

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2006 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Sparks Redevelopment Agency Tax Allocation Revenue Refunding Series A, 5.75% due 1/15/2010 (Insured: Radian)	NR/AA	$1,000,000	$1,058,860
Sparks Redevelopment Agency Tax Allocation Revenue Refunding Series A, 5.75% due 1/15/2011 (Insured: Radian)	NR/AA	1,285,000	1,366,161
Washoe County School District, 5.50% due 6/1/2008 (Insured: FSA)	Aaa/AAA	3,500,000	3,634,505
NEW HAMPSHIRE — 0.40%
Manchester Housing & Redevelopment Authority Series A, 6.05% due 1/1/2012 (Insured: ACA)	NR/A	1,500,000	1,601,610
New Hampshire Industrial Development Authority Revenue, 3.75% due 12/1/2009 (Central Vermont Public Services Project; LOC: Citizens Bank)	Aa2/AA-	2,880,000	2,874,701
New Hampshire System Revenue Series A, 7.00% due 11/1/2006 (Insured: FGIC)	Aaa/AAA	665,000	678,034
NEW JERSEY — 2.32%
New Jersey Economic Development Authority Revenue Cigarette Tax, 5.00% due 6/15/2010 (Insured: FSA)	Aaa/AAA	1,000,000	1,045,030
New Jersey Economic Development Authority Revenue Cigarette Tax, 5.00% due 6/15/2012 (Insured: FGIC)	Aaa/AAA	7,375,000	7,781,731
New Jersey State Transportation Corp. Fed Transportation Administration Grants Series A, 5.50% due 9/15/2013 (Insured: AMBAC)	Aaa/AAA	7,650,000	8,334,905
New Jersey State Transport Trust Fund Authority Series C, 5.25% due 6/15/2013 (Transportation Systems Project; Insured: MBIA)	Aaa/AAA	5,000,000	5,382,400
New Jersey State Transportation Corp. Series A, 5.25% due 9/15/2013 (Insured: AMBAC)	Aaa/AAA	5,000,000	5,378,050
Newark Housing Authority Port Authority Rental Backed, 5.00% due 1/1/2010 (Newark Marine Terminal Redevelopment Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,044,000
Pequannock River Basin Regional Sewage Authority Refunding Series M, 5.00% due 12/1/2006 (Sewer Revenue Project; Insured: MBIA)	Aaa/NR	630,000	636,174
NEW MEXICO — 1.87%
Albuquerque Joint Water & Sewage Systems Revenue Refunding & Improvement Series A, 5.25% due 7/1/2011	Aa3/AA	1,135,000	1,213,712
Farmington Pollution Control Revenue, 3.15% due 9/1/2024 put 4/3/2006 (LOC: Barclays Bank) (daily demand notes)	P1/A-1+	4,260,000	4,260,000
Farmington Utility Systems Revenue Refunding Series A, 5.00% due 5/15/2011 (Insured: FSA)	Aaa/AAA	3,000,000	3,170,010
Gallup Pollution Control Revenue Refunding Tri State Generation, 5.00% due 8/15/2012 (Insured: AMBAC)	Aaa/AAA	3,345,000	3,524,259
New Mexico Highway Commission Revenue Subordinated Lien Tax Series B, 5.00% due 6/15/2011 (Insured: AMBAC) (ETM)	Aaa/AAA	4,865,000	5,127,321
New Mexico State University Revenues Refunding & Improvement, 4.00% due 4/1/2006 (Insured: FSA)	Aaa/AAA	1,260,000	1,260,000
Santa Fe Utility Revenue Refunding Series A, 5.35% due 6/1/2011 (Insured: AMBAC)	Aaa/AAA	1,230,000	1,245,584
University of New Mexico Hospital Mortgage Revenue Bonds, 5.00% due 1/1/2011 (Insured: FSA & FHA)	Aaa/AAA	1,790,000	1,873,736
University of New Mexico Hospital Mortgage Revenue Bonds, 5.00% due 7/1/2011 (Insured: FSA & FHA)	Aaa/AAA	2,065,000	2,167,775
NEW YORK — 6.89%
Brookhaven Industrial Development Agency Revenue, 4.375% due 11/1/2031 put 11/1/2006 (Methodist Retirement Community Project; LOC: Northfork Bank)	A1/A-	1,600,000	1,604,768
Hempstead Town Industrial Development Agency Resource Recovery Revenue, 5.00% due 12/1/2007 (American Ref-Fuel Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,021,300
Hempstead Town Industrial Development Agency Resource Recovery Revenue , 5.00% due 12/1/2008 (American Ref-Fuel Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,027,690
Long Island Power Authority Electric Systems Revenue General Series A, 6.00% due 12/1/2007 (Insured: AMBAC)	Aaa/AAA	2,285,000	2,372,881
Long Island Power Authority General Series B, 5.00% due 12/1/2006	A3/A-	7,000,000	7,069,020

26 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2006 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Metropolitan Transportation Authority New York Revenue Series B, 5.00% due 11/15/2007	A2/A	$5,000,000	$5,109,550
Metropolitan Transportation Authority New York Service Series B, 5.25% due 7/1/2007	A1/AA-	4,535,000	4,622,616
Monroe County Industrial Development Agency, 5.375% due 6/1/2007 (St. John Fisher College Project; Insured: Radian)	NR/AA	1,050,000	1,068,795
New York City, 3.16% due 8/1/2017 put 4/3/2006 (LOC: JPM) (daily demand notes)	VMIG1/A-1+	550,000	550,000
New York City Municipal Water Finance Authority Water & Sewer Systems Revenue Series C, 3.16% due 6/15/2022 put 4/3/2006 (daily demand notes)	VMIG1/A-1+	1,000,000	1,000,000
New York City GO, Series G, 5.25% due 8/1/2016	A1/A+	4,000,000	4,128,840
New York City Housing Development Corp. Multi Family Housing Revenue Refunding Series A, 5.50% due 11/1/2009	Aa2/AA	185,000	185,080
New York City Industrial Development Agency Civic Facility Series A, 5.25% due 6/1/2011 (Lycee Francais De New York Project; Insured: ACA)	NR/A	2,215,000	2,315,915
New York City Industrial Development Agency Civic Facility Series A, 5.25% due 6/1/2012 (Lycee Francais De New York Project; Insured: ACA)	NR/A	2,330,000	2,442,865
New York City Transitional Finance Authority Facilities Refunding Series A 1, 5.00% due 11/1/2014	Aa1/AAA	2,000,000	2,139,080
New York City Transitional Finance Authority Facilities Refunding Series A 1, 5.00% due 11/1/2015	Aa1/AAA	1,500,000	1,607,640
New York City Transitional Refunding Future Tax Series A1, 5.00% due 11/1/2012	Aa1/AAA	5,000,000	5,319,450
New York Dormitory Authority, 6.00% due 7/1/2007 (Champlain Valley Physicians Project; Insured: Connie Lee)	NR/AAA	1,040,000	1,069,276
New York Dormitory Authority, 5.00% due 11/1/2012 (Insured: SONYMA)	Aa1/NR	2,000,000	2,085,220
New York Dormitory Authority Revenues Mental Health Services Facilities Improvement B, 5.00% due 8/15/2010 (Insured: MBIA)	Aaa/AAA	1,600,000	1,679,760
New York Dormitory Authority Revenues Series B, 5.25% due 11/15/2026 put 5/15/2012 (Insured: AMBAC)	Aaa/AAA	4,000,000	4,282,400
New York Series B, 5.50% due 8/1/2011 (Insured: MBIA)	Aaa/AAA	1,000,000	1,080,570
New York Series B, 3.16% due 8/15/2018 put 4/3/2006 (daily demand notes)	VMIG1/A-1+	1,000,000	1,000,000
New York State Dormitory Authority Aids Long Term Health Facilities, 5.00% due 11/1/2013 (Insured: SONYMA)	Aa1/NR	4,600,000	4,796,006
New York State Dormitory Authority Aids Long Term Health Facilities, 5.00% due 11/1/2014 (Insured: SONYMA)	Aa1/NR	1,500,000	1,563,915
New York State Dormitory Authority Revenue Hospital Series A, 5.25% due 8/15/2013 (Presbyterian Hospital; Insured: FHA & FSA)	Aaa/AAA	3,800,000	4,073,676
New York State Dormitory Authority Revenue Refunding, 5.00% due 2/15/2010 (Wyckoff Heights Project; Insured: AMBAC)	Aaa/AAA	4,870,000	5,045,223
New York State Dormitory Authority Revenues, 5.00% due 7/1/2007 (City University Systems Project)	A1/AA-	3,500,000	3,553,165
New York State Dormitory Authority Revenues, 5.50% due 7/1/2012
(South Nassau Community Hospital B Project)	Baa1/NR	1,820,000	1,936,917
New York State Dormitory Authority Revenues, 5.50% due 7/1/2013 (South Nassau Community Hospital B Project)	Baa1/NR	1,500,000	1,601,370
New York State Dormitory Authority Revenues Secured Hospital Interfaith Medical Center Series D, 5.75% due 2/15/2008 (Insured: FSA)	A1/AA-	2,515,000	2,602,245
New York State Housing Finance Service Contract Series A, 6.25% due 9/15/2010 pre-refunded 9/15/2007	A1/AAA	1,920,000	1,984,032
Oneida County Industrial Development Agency Series C, 6.00% due 1/1/2009 (Civic Facility Faxton Hospital Project; Insured: Radian)	NR/AA	710,000	747,715
Tobacco Settlement Financing Corp. Asset Backed Series B-1C, 5.25% due 6/1/2013	A1/AA-	2,000,000	2,061,760
Tobacco Settlement Financing Corp. New York Revenue Asset Backed Series A-1C, 5.25% due 6/1/2012 (Secured: State Contingency Contract)	A1/AA-	1,190,000	1,193,332
Tobacco Settlement Financing Corp. New York Revenue Asset Backed Series B-1C, 5.25% due 6/1/2013 (Insured: XLCA)	Aaa/AAA	2,000,000	2,063,440

Certified Semi-Annual Report 27

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2006 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
NORTH CAROLINA — 2.38%
Cabarrus County COP Installment Financing Contract, 4.50% due 2/1/2007 (Insured: AMBAC)	Aaa/AAA	$1,100,000	$1,108,217
North Carolina Eastern Municipal Power Agency Power Systems Revenue, 6.125% due 1/1/2009 (Insured: MBIA)	Aaa/AAA	2,860,000	3,035,718
North Carolina Eastern Municipal Power Agency Power Systems Revenue Refunding Series D, 5.375% due 1/1/2011	Baa2/BBB	3,000,000	3,170,010
North Carolina Eastern Municipal Power Agency Power Systems Revenue Series C, 5.25% due 1/1/2012	Baa2/BBB	650,000	686,881
North Carolina Eastern Municipal Power Agency Power Systems Series A, 5.50% due 1/1/2012	Baa2/BBB	1,000,000	1,069,420
North Carolina Eastern Municipal Power Agency Power Systems Series C, 5.25% due 1/1/2013	Baa2/BBB	1,055,000	1,118,184
North Carolina Infrastructure North Carolina State Correctional Facilities PJ A, 5.00% due 2/1/2016	Aa2/AA+	5,000,000	5,260,300
North Carolina Municipal Power Agency 1 Catawba Electric Revenue, 6.00% due 1/1/2010 (Insured: MBIA)	Aaa/AAA	2,400,000	2,584,488
North Carolina Municipal Power Agency 1 Catawba Electric Revenue Series A, 5.50% due 1/1/2013	A3/BBB+	2,505,000	2,680,826
North Carolina Municipal Power Agency 1 Catawba Electric Revenue Series B, 6.375% due 1/1/2013	A3/BBB+	1,000,000	1,081,410
North Carolina Municipal Power Agency Series A, 6.00% due 1/1/2007 (Insured: MBIA)	Aaa/AAA	3,400,000	3,460,146
North Carolina Municipal Power Agency Series A, 6.00% due 1/1/2008 (Insured: MBIA)	Aaa/AAA	3,900,000	4,052,412
University of North Carolina Systems Pool Revenue Refunding Series B, 5.00% due 4/1/2012 (Insured: AMBAC)	Aaa/AAA	1,030,000	1,094,911
OHIO — 3.22%
Akron COP Refunding, 5.00% due 12/1/2013 (Insured: Assured Guaranty)	Aa1/AAA	3,000,000	3,148,350
Akron COP Refunding, 5.00% due 12/1/2014 (Insured: Assured Guaranty)	Aa1/AAA	2,000,000	2,100,720
Central Ohio Authority Solid Waste Facility Series B, 5.00% due 12/1/2007	Aa2/AA+	2,025,000	2,069,712
Cleveland Cuyahoga County Port Authority Revenue GO, 6.00% due 11/15/2010	NR/NR	3,310,000	3,457,163
Cuyahoga County Hospital Revenue Refunding, 5.50% due 1/15/2019 (University Health Systems Project B; Insured: MBIA)	Aaa/AAA	4,000,000	4,085,360
Cuyahoga County Hospital Revenue Refunding Series A, 4.75% due 2/15/2008 (Metrohealth Systems Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,018,690
Hudson City Library Improvement, 6.35% due 12/1/2011	Aa1/NR	1,400,000	1,561,714
Lake County Sewer & Water District Improvement, 5.30% due 12/1/2011	Aa2/NR	390,000	404,882
Lorain County Hospital Revenue Refunding Catholic Healthcare Partners B, 6.00% due 9/1/2008 (Insured: MBIA)	Aaa/AAA	1,200,000	1,258,620
Mahoning Valley District Water Refunding, 5.85% due 11/15/2008 (Insured: FSA)	Aaa/AAA	1,300,000	1,370,811
Mahoning Valley District Water Refunding, 5.90% due 11/15/2009 (Insured: FSA)	Aaa/AAA	770,000	827,196
Montgomery County Revenue, 6.00% due 12/1/2008 (Catholic Health Initiatives Project)	Aa2/AA	2,250,000	2,363,355
Montgomery County Revenue, 6.00% due 12/1/2009 (Catholic Health Initiatives Project)	Aa2/AA	2,385,000	2,539,906
Montgomery County Revenue, 6.00% due 12/1/2010 (Catholic Health Initiatives Project)	Aa2/AA	1,530,000	1,649,065
Ohio State Building Authority Refunding Adult Corrections Facilities, 5.00% due 10/1/2006 (Insured: FSA)	Aaa/AAA	2,000,000	2,014,840
Ohio State GO, 6.65% due 9/1/2009 (Infrastructure Improvement Project)	Aa1/AA+	3,305,000	3,476,562
Ohio State Unlimited Tax GO Series A, 5.75% due 6/15/2010 pre-refunded 6/15/2009	Aa1/AA+	5,000,000	5,310,600
Plain Local School District Capital Appreciation, 0% due 12/1/2006 (Insured: FGIC)	Aaa/NR	680,000	664,448
Plain Local School District Capital Appreciation, 0% due 12/1/2007 (Insured: FGIC)	Aaa/NR	845,000	795,736
Reading Revenue Development, 6.00% due 2/1/2009 (St. Mary’s Educational Institute Project; Insured: Radian)	NR/AA	975,000	1,029,444
OKLAHOMA — 1.70%
Claremore Public Works Authority Revenue Refunding, 6.00% due 6/1/2006 (Insured: FSA) (ETM)	Aaa/NR	1,235,000	1,240,076
Claremore Public Works Authority Revenue Refunding, 6.00% due 6/1/2007 (Insured: FSA) (ETM)	Aaa/NR	1,340,000	1,377,078
Comanche County Oklahoma Hospital Authority Revenue Refunding, 4.00% due 7/1/2007 (Insured: Radian)	Aa3/AA	1,265,000	1,268,770
Comanche County Oklahoma Hospital Authority Revenue Refunding, 5.00% due 7/1/2011 (Insured: Radian)	Aa3/AA	1,000,000	1,043,980

28 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2006 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Comanche County Oklahoma Hospital Authority Revenue Refunding, 5.25% due 7/1/2015 (Insured: Radian)	Aa3/AA	$1,340,000	$1,428,842
Grand River Dam Authority Revenue, 5.50% due 6/1/2010	A2/BBB+	1,200,000	1,272,876
Jenks Aquarium Authority Revenue First Mortgage, 5.50% due 7/1/2010 (Insured: MBIA) (ETM)	Aaa/NR	500,000	518,420
Oklahoma Authority Revenue Refunding Health Systems Obligation Group Series A, 5.75% due 8/15/2007 (Insured: MBIA)	Aaa/AAA	2,380,000	2,446,188
Oklahoma Development Finance Authority Health Facilities Revenue, 5.75% due 6/1/2011 (Insured: AMBAC)	Aaa/AAA	740,000	802,197
Oklahoma Development Finance Authority Hospital Revenue Refunding, 5.00% due 10/1/2012 (Unity Health Center Project)	NR/BBB+	1,070,000	1,108,220
Oklahoma Development Finance Authority Hospital Revenue Series A, 5.25% due 12/1/2011 (Duncan Regional Hospital Project)	NR/A-	1,215,000	1,270,125
Oklahoma Development Finance Authority Hospital Revenue Series A, 5.25% due 12/1/2012 (Duncan Regional Hospital Project)	NR/A-	1,330,000	1,396,354
Oklahoma Development Finance Authority Hospital Revenue Series A, 5.25% due 12/1/2013 (Duncan Regional Hospital Project)	NR/A-	1,250,000	1,313,612
Oklahoma State Industrial Authority Revenue Health System Obligation A, 6.00% due 8/15/2010 pre-refunded 8/15/2009	Aaa/AAA	190,000	204,902
Oklahoma State Industrial Authority Revenue Unrefunded Balance Health System Series A, 6.00% due 8/15/2010 (Insured: MBIA)	Aaa/AAA	2,150,000	2,314,023
Tulsa County Independent School District, 4.50% due 8/1/2006	Aa3/AA-	2,650,000	2,658,718
OREGON — 0.65%
Clackamas County Hospital Facility Authority Revenue Refunding, 5.00% due 5/1/2008 (Legacy Health Systems Project)	Aa3/AA	4,000,000	4,102,160
Medford Hospital Facilities Authority Revenue Series A, 5.25% due 8/15/2006 (Asante Health Systems Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,006,490
Oregon State Department Administrative Services Certificates of Participation Series B, 5.00% due 11/1/2013 (Insured: FGIC)	Aaa/AAA	1,000,000	1,061,930
Oregon State Department Administrative Services Certificates of Participation Series B, 5.00% due 11/1/2014 (Insured: FGIC)	Aaa/AAA	1,000,000	1,064,310
Oregon State Department Administrative Services Certificates of Participation Series B, 5.00% due 11/1/2015 (Insured: FGIC)	Aaa/AAA	1,000,000	1,065,550
PENNSYLVANIA — 1.98%
Allegheny County Hospital Development Health Series B, 6.30% due 5/1/2009 (South Hills Health System Project)	Baa1/NR	1,505,000	1,563,544
Chester County School Authority, 5.00% due 4/1/2016 (Intermediate School Project; Insured: AMBAC)	NR/AAA	1,915,000	2,031,681
Delaware County Pennsylvania Authority Revenue, 5.50% due 11/15/2007 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,028,520
Geisinger Authority Health Systems Revenue, 5.50% due 8/15/2009	Aa3/AA-	1,000,000	1,044,070
Montgomery County Pennsylvania Higher Education & Health Authority, 6.25% due 7/1/2006	Baa3/NR	730,000	732,373
Montgomery County Pennsylvania Higher Education & Health Authority, 6.375% due 7/1/2007	Baa3/NR	550,000	558,668
Pennsylvania Higher Educational Facilities Series A, 5.00% due 8/15/2008 (University of Pennsylvania Health Systems Project)	A2/A	1,250,000	1,283,375
Philadelphia Gas Works Revenue Eighteenth Series, 5.00% due 8/1/2010 (Insured: Assured Guaranty)	Aa1/AAA	1,305,000	1,364,730
Philadelphia Hospital & Higher Education Facilities Authority Revenue, 5.50% due 5/15/2006 (Jefferson Health Systems Project)	Aa3/AA-	1,000,000	1,002,190
Philadelphia Hospital & Higher Education Health System Series A, 5.25% due 5/15/2007 (Jefferson Health Systems Project; Insured: MBIA)	Aaa/AAA	2,600,000	2,646,800
Pittsburgh Series A, 5.00% due 9/1/2012 (Insured: MBIA)	Aaa/AAA	3,415,000	3,610,440
Pittsburgh Series A, 5.00% due 9/1/2013 (Insured: MBIA)	Aaa/AAA	2,000,000	2,119,680
Sayre Pennsylvania Health Care Facilities Authority Series A, 5.00% due 7/1/2008 (Latrobe Area Hospital Project; Insured: AMBAC)	Aaa/AAA	1,255,000	1,290,667

Certified Semi-Annual Report 29

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2006 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Sayre Pennsylvania Health Care Facilities Authority Series A, 5.00% due 7/1/2009 (Latrobe Area Hospital Project; Insured: AMBAC)	Aaa/AAA	$1,320,000	$1,369,566
Sayre Pennsylvania Health Care Facilities Authority Series A, 5.25% due 7/1/2011 (Latrobe Area Hospital Project; Insured: AMBAC)	Aaa/AAA	1,400,000	1,488,172
Sayre Pennsylvania Health Care Facilities Authority Series A, 5.25% due 7/1/2012 (Latrobe Area Hospital Project; Insured: AMBAC)	Aaa/AAA	1,000,000	1,067,320
Scranton Lackawanna Health & Welfare Authority, 7.125% due 1/15/2013 pre-refunded 1/15/2007 (Marian Community Hospital Project)	NR/NR	1,000,000	1,043,870
PUERTO RICO — 0.08%
Puerto Rico Commonwealth Highway & Transportation Authority Highway Revenue Refunding Series AA, 5.00% due 7/1/2008 (Insured: FGIC)	Aaa/AAA	1,000,000	1,029,730
RHODE ISLAND — 0.82%
Providence Public Building Authority Refunding Series B, 5.75% due 12/15/2007 (Insured: FSA)	Aaa/AAA	1,075,000	1,112,657
Providence Series C, 5.50% due 1/15/2012 (Insured: FGIC)	Aaa/AAA	1,880,000	2,040,289
Rhode Island Economic Development Corp. Revenue, 5.75% due 7/1/2010 (Providence Place Mall Project; Insured: Radian)	NR/AA	2,475,000	2,567,961
Rhode Island State, 5.00% due 10/1/2014 (Providence Plantations Project; Insured MBIA)	Aaa/AAA	1,000,000	1,054,500
Rhode Island State Health & Education Building, 4.50% due 9/1/2009 (Butler Hospital Project; LOC: Fleet National Bank)	NR/AA	1,960,000	1,999,729
Rhode Island State Health & Educational Building Corp. Revenue Hospital Financing, 5.25% due 7/1/2014 (Memorial Hospital Project; LOC: Fleet Bank)	NR/AA	1,565,000	1,643,720
SOUTH CAROLINA — 1.61%
Charleston County COP, 6.00% due 12/1/2007 (Insured: MBIA)	Aaa/AAA	2,050,000	2,119,167
Georgetown County South Carolina Environment Refunding International Paper Co. Project Series A, 5.70% due 4/1/2014	Baa3/BBB	7,975,000	8,509,883
Greenville County South Carolina School District Building Equity Sooner Tomorrow, 5.25% due 12/1/2015	Aa3/AA-	1,000,000	1,060,960
Greenwood County South Carolina Hospital Revenue Refunding Facilities Self Regional Healthcare A, 5.00% due 10/1/2013 (Insured: FSA)	Aaa/AAA	2,000,000	2,119,180
South Carolina Jobs Economic Development Authority Hospital Facilities Revenue Improvement, 7.125% due 12/15/2015 pre-refunded 12/15/2010 (Palmetto Health Alliance Project)	NR/NR	1,250,000	1,449,563
South Carolina Jobs Economic Development Authority Hospital Facilities Revenue Improvement Series A, 7.375% due 12/15/2021 pre-refunded 12/15/2010 (Palmetto Health Alliance Project)	NR/NR	2,600,000	3,042,884
South Carolina State Public Service Authority Revenue Refunding Series D, 5.00% due 1/1/2007	Aa2/AA-	2,315,000	2,338,289
SOUTH DAKOTA — 0.34%
Rapid City Area School District Refunding Capital Outlay Certificates GO, 5.00% due 1/1/2010 (Insured: FSA)	Aaa/NR	1,000,000	1,044,360
South Dakota Health & Educational Facilities Authority Revenue, 5.50% due 9/1/2011 (Rapid City Regional Hospital Project; Insured: MBIA)	Aaa/AAA	1,100,000	1,181,433
South Dakota State Health & Educational Facilities Authority Revenue Refunding, 6.25% due 7/1/2009 (McKennan Hospital Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,071,960
South Dakota State Health & Educational Facilities Authority Revenue Refunding, 6.00% due 7/1/2014 (McKennan Hospital Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,025,140
TENNESSEE — 0.16%
Franklin Industrial Development Multi Family Refunding Housing Series A, 5.75% due 4/1/2010 (Insured: FSA)	Aaa/AAA	540,000	554,153
Metro Government Nashville Water & Sewer, 6.50% due 12/1/2014 (ETM)	Aaa/AAA	1,240,000	1,462,394

30 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2006 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
TEXAS — 14.38%
Amarillo Health Facilities Corp. Hospital Revenue, 5.50% due 1/1/2011 (Baptist St.Anthony’s Hospital Corp. Project; Insured: FSA)	Aaa/NR	$1,350,000	$1,437,925
Austin Texas Refunding, 5.00% due 3/1/2011	Aa2/AA+	1,000,000	1,054,240
Austin Texas Water & Wastewater Refunding Series A, 5.00% due 5/15/2013 (Insured: AMBAC)	Aaa/AAA	1,920,000	2,036,429
Austin Texas Water & Wastewater Refunding Series A, 5.00% due 5/15/2014 (Insured: AMBAC)	Aaa/AAA	2,890,000	3,069,035
Austin Texas Water & Wastewater Refunding Series A, 5.00% due 5/15/2015 (Insured: AMBAC)	Aaa/AAA	1,520,000	1,616,626
Bell County Health Facilities Development Corp. Revenue Series A, 6.25% due 8/15/2010 (Scott & White Memorial Hospital Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,090,190
Bexar County Housing Finance Corp. Multi Family Housing Revenue, 5.00% due 1/1/2011 (Insured: MBIA)	Aaa/NR	1,800,000	1,860,534
Cedar Hill Independent School District Capital Appreciation, 0% due 8/15/2010 pre-refunded 8/15/2009 (Insured: PSF-GTD)	NR/AAA	810,000	675,224
Cedar Hill Independent School District Capital Appreciation Unrefunded balance, 0% due 8/15/2010 (Insured: PSF-GTD)	NR/AAA	440,000	364,852
Central Regional Mobility Authority Revenue Anticipation Notes, 5.00% due 1/1/2008	Aa3/AA	7,000,000	7,157,220
Clint Independent School District Refunding, 5.50% due 2/15/2011 (Guaranty: PSF)	Aaa/AAA	1,700,000	1,828,384
Clint Independent School District Refunding, 5.50% due 2/15/2012 (Guaranty: PSF)	Aaa/AAA	1,425,000	1,526,916
Coppell Independent School District Refunding, 0% due 8/15/2007 (Guaranty: PSF)	NR/AAA	3,300,000	3,138,300
Corpus Christi Business & Job Development Corp. Sales Tax Revenue, 5.00% due 9/1/2012 (Refunding & Improvement Arena Project; Insured: AMBAC)	Aaa/AAA	1,025,000	1,086,039
Corpus Christi Utility Systems Revenue Refunding, 5.50% due 7/15/2006 (Insured: FSA)	Aaa/AAA	4,070,000	4,093,118
Corpus Christi Utility Systems Revenue Refunding, 5.50% due 7/15/2008 (Insured: FSA)	Aaa/AAA	2,000,000	2,079,880
Corpus Christi Utility Systems Revenue Refunding, 5.50% due 7/15/2009 (Insured: FSA)	Aaa/AAA	4,780,000	5,042,040
Cypress Fair Banks Independent School District Refunding GO, 5.00% due 2/15/2022 put 8/15/2010 (Guaranty: PSF)	Aaa/AAA	2,500,000	2,610,975
Dallas Tax Increment Financing Reinvestment Zone 2, 5.75% due 8/15/2006 (Insured: Radian)	NR/AA	450,000	453,344
Duncanville Independent School District Refunding Series B, 0% due 2/15/2011 (Guaranty: PSF)	Aaa/AAA	4,945,000	4,089,861
Duncanville Independent School District Refunding Series B, 0% due 2/15/2012 (Guaranty: PSF)	Aaa/AAA	1,245,000	983,824
Fort Worth Water & Sewer Revenue Refunding & Improvement, 5.25% due 2/15/2011 pre-refunded 2/15/2008	Aa2/NR	3,800,000	3,910,618
Fort Worth Water & Sewer Revenue Series 2001, 5.25% due 2/15/2011 (Tarrant & Denton County Project)	Aa2/AA	1,390,000	1,478,362
Grapevine Colleyville ISD Capital Appreciation, 0% due 8/15/2011 (Guaranty: PSF)	Aaa/AAA	7,350,000	5,955,411
Grapevine Texas, 5.25% due 2/15/2012 (Insured: FGIC)	Aaa/AAA	2,005,000	2,007,486
Gulf Coast Waste Disposal Authority Environmental Facilities Revenue Refunding, 4.20% due 11/1/2006 (Occidental Project)	A3/A-	4,000,000	4,006,280
Gulf Coast Waste Disposal Authority Texas Revenue Refunding, 5.00% due 10/1/2010 (Bayport Area Systems Project; Insured: AMBAC)	Aaa/AAA	1,000,000	1,049,840
Gulf Coast Waste Disposal Authority Texas Revenue Refunding, 5.00% due 10/1/2011 (Bayport Area Systems Project; Insured: AMBAC)	Aaa/AAA	1,000,000	1,056,010
Harlingen Consolidated Independent School, 7.50% due 8/15/2006 (Guaranty: PSF)	Aaa/AAA	1,275,000	1,293,322
Harlingen Consolidated Independent School, 7.50% due 8/15/2009 (Guaranty: PSF)	Aaa/AAA	750,000	837,638
Harris County Health Facilities, 5.00% due 11/15/2015 (Teco Project; Insured: MBIA)	Aaa/AAA	1,500,000	1,567,065
Harris County Health Facilities Development Corp. Hospital Revenue Refunding Series A, 6.00% due 6/1/2012 (Memorial Hospital Systems Project; Insured: MBIA)	Aaa/AAA	500,000	555,440
Harris County Health Facilities Development Corp.Thermal Utility Revenue, 5.45% due 2/15/2011 (Teco Project; Insured: AMBAC)	Aaa/AAA	3,745,000	3,950,488
Harris County Health Facilities Hospital Series A, 6.00% due 6/1/2010 (Memorial Hospital Systems Project; Insured: MBIA)	Aaa/AAA	3,100,000	3,342,389
Harris County Hospital District Mortgage Revenue, 7.40% due 2/15/2010 (ETM)	Aaa/AAA	260,000	277,311
Harris County Hospital District Mortgage Revenue, 7.40% due 2/15/2010 (Insured: AMBAC)	Aaa/AAA	1,605,000	1,732,357
Harris County Hospital District Revenue Refunding, 5.75% due 2/15/2011 (Insured: MBIA)	Aaa/AAA	10,000,000	10,708,700
Harris County Hospital District Revenue Refunding, 5.75% due 2/15/2012 (Insured: MBIA)	Aaa/AAA	2,000,000	2,138,600

Certified Semi-Annual Report 31

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2006 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Harris County Sports Authority Revenue Senior Lien Series G, 0% due 11/15/2010 (Insured: MBIA)	Aaa/AAA	$3,260,000	$2,725,751
Harris County Texas GO, 0% due 8/1/2008	Aa1/AA+	7,000,000	6,420,610
Houston Community College Systems Refunding Student Fee, 5.25% due 4/15/2010 (Insured: FSA)	Aaa/AAA	1,000,000	1,055,490
Houston Community College Systems Refunding Student Fee, 5.25% due 4/15/2011 (Insured: FSA)	Aaa/AAA	1,000,000	1,065,110
Houston Community College Systems Refunding Student Fee, 5.25% due 4/15/2012 (Insured: FSA)	Aaa/AAA	1,460,000	1,563,733
Houston Community College Systems Refunding Student Fee, 5.25% due 4/15/2013 (Insured: FSA)	Aaa/AAA	1,250,000	1,344,463
Houston Independent School District Pubic Capital Appreciation West Side Series B, 0% due 9/15/2014 (Insured: AMBAC)	Aaa/AAA	6,190,000	4,311,211
Keller Independent School District Capital Appreciation Refunding, 0% due 8/15/2012 (Guaranty: PSF)	Aaa/AAA	1,250,000	966,650
Laredo Sports Venue Sales Refunding & Improvement, 5.00% due 3/15/2012 (Insured: AMBAC)	Aaa/AAA	1,660,000	1,749,690
Laredo Sports Venue Sales Refunding & Improvement, 5.00% due 3/15/2013 (Insured: AMBAC)	Aaa/AAA	1,745,000	1,843,278
Laredo Sports Venue Sales Refunding & Improvement, 5.00% due 3/15/2014 (Insured: AMBAC)	Aaa/AAA	1,835,000	1,941,265
Laredo Sports Venue Sales Refunding & Improvement, 5.00% due 3/15/2015 (Insured: AMBAC)	Aaa/AAA	1,930,000	2,044,507
Lewisville Combination Contract Revenue, 4.125% due 5/1/2031 pre-refunded 11/1/2006 (Special Assessment Castle Hills Project Number 3; LOC: First American Bank)	NR/AA	1,000,000	1,003,460
Longview Water & Sewer Revenue Refunding, 5.00% due 3/1/2012 (Insured: MBIA)	Aaa/AAA	1,150,000	1,215,608
Lower Colorado River Authority Revenue Refunding & Improvement, 8.00% due 5/15/2010 (Transportation Systems Project; Insured: FSA)	Aaa/AAA	750,000	866,715
Mesquite Independent School District Refunding, 0% due 8/15/2011 (Guaranty: PSF)	NR/AAA	3,065,000	2,434,683
Midlothian Texas Independent School District Capital Appreciation Refunding, 0% due 2/15/2008 (ETM)	Aaa/NR	1,055,000	986,826
Midlothian Texas Independent School District Capital Appreciation Refunding, 0% due 2/15/2008 (Guaranty: PSF)	Aaa/NR	360,000	335,963
Midlothian Texas Independent School District Capital Appreciation Refunding, 0% due 2/15/2009 (ETM)	Aaa/NR	570,000	513,029
Midlothian Texas Independent School District Capital Appreciation Refunding, 0% due 2/15/2009 (Guaranty: PSF)	Aaa/NR	630,000	565,438
Midtown Redevelopment Authority Texas Tax, 6.00% due 1/1/2010 (Insured: Radian)	NR/AA	700,000	747,250
Midtown Redevelopment Authority Texas Tax, 6.00% due 1/1/2011 (Insured: Radian)	NR/AA	740,000	799,740
Red River Education Finance Corp., 2.10% due 12/1/2034 put 12/1/2007 (Parish Episcopal School Project; LOC: Allied Irish Banks PLC)	VMIG1/NR	2,500,000	2,409,275
Sam Rayburn Municipal Power Agency Refunding, 5.50% due 10/1/2012	Baa2/BBB-	6,000,000	6,297,000
Socorro Independent School District Series A, 5.75% due 2/15/2011 (Guaranty: PSF)	NR/AAA	1,970,000	2,038,339
Southlake Tax Increment Certificates of Obligation Series B, 0% due 2/15/2007 (Insured: AMBAC)	Aaa/AAA	965,000	920,234
Spring Branch Independent School District, 7.50% due 2/1/2011 (Guaranty: PSF)	Aaa/AAA	500,000	578,915
Springhill Courtland Heights Public Facility Corp. MultiFamily Revenue Senior Lien Housing Series A, 5.125% due 12/1/2008	NR/BB	885,000	885,726
Tarrant County Health Facilities, 5.875% due 11/15/2007 (Adventist/Sunbelt Health System Project) (ETM)	A2/NR	580,000	600,213
Tarrant County Health Facilities, 6.00% due 11/15/2009 (Adventist/Sunbelt Health System Project) (ETM)	A2/NR	650,000	697,931
Tarrant County Health Facilities, 6.10% due 11/15/2011 pre-refunded 11/15/2010 (Adventist/Sunbelt Health System Project)	A2/NR	730,000	805,876
Tarrant County Health Facilities Development Corp., 5.75% due 2/15/2011 (Texas Health Resources Project; Insured: MBIA)	Aaa/AAA	1,400,000	1,471,778
Tarrant County Health Facilities Development Corp. Health Systems Revenue Series A, 5.75% due 2/15/2008 (Texas Health Resources Systems Project; Insured: MBIA)	Aaa/AAA	3,000,000	3,107,640
Tarrant County Health Facilities Development Series A, 5.75% due 2/15/2009 (Texas Health Resources Systems Project; Insured: MBIA)	Aaa/AAA	3,000,000	3,140,970
Texarkana Health Facilities Development Corp. Hospital Revenue, 5.75% due 10/1/2008 (Insured: MBIA)	Aaa/AAA	1,500,000	1,569,870
Texas Affordable Housing Corp. Portfolio A, 4.85% due 9/1/2012 (Insured: MBIA)	Aaa/AAA	2,000,000	2,002,860
Texas Affordable Housing Corp. Series A, 4.85% due 9/1/2012 (Insured: MBIA)	Aaa/AAA	1,945,000	1,947,781
Texas Public Finance Authority Building Revenue State Preservation Project Series B, 6.00% due 8/1/2011 pre-refunded 8/1/2009 (Insured: FSA)	Aaa/AAA	1,000,000	1,071,450
Texas State Public Finance Authority Stephen F Austin University Financing, 5.00% due 10/15/2014 (Insured: MBIA)	Aaa/NR	1,305,000	1,387,711

32 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2006 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Texas State Public Finance Authority Stephen F Austin University Financing, 5.00% due 10/15/2015 (Insured: MBIA)	Aaa/NR	$1,450,000	$1,543,655
Tomball Hospital Authority Revenue Refunding, 5.00% due 7/1/2013	Baa3/NR	1,460,000	1,482,951
Travis County GO, 5.00% due 3/1/2007	Aaa/AAA	1,000,000	1,012,730
Travis County Health Facilities Development Corp. Revenue Ascension Health Credit Series A, 5.75% due 11/15/2007 (Insured: MBIA)	Aaa/AAA	1,000,000	1,031,780
Travis County Health Facilities Development Corp. Revenue Ascension Health Credit Series A, 5.75% due 11/15/2008 (Insured: MBIA)	Aaa/AAA	2,300,000	2,412,286
Travis County Health Facilities Development Corp. Revenue Series A, 5.75% due 11/15/2009 (Insured: MBIA)	Aaa/AAA	3,750,000	3,987,262
Travis County Health Facilities Development Series A, 5.75% due 11/15/2010 (Ascension Health Project; Insured: MBIA)	Aaa/AAA	2,000,000	2,138,700
Washington County Health Facilities Development Corp. Revenue, 5.35% due 6/1/2009 (Insured: ACA)	NR/A	1,660,000	1,696,470
West Harris County Regional Water, 5.25% due 12/15/2010 (Insured: FSA)	Aaa/AAA	1,700,000	1,807,542
West Harris County Regional Water, 5.25% due 12/15/2011 (Insured: FSA)	Aaa/AAA	2,315,000	2,479,712
West Harris County Regional Water, 5.25% due 12/15/2012 (Insured: FSA)	Aaa/AAA	2,435,000	2,618,696
Wylie Independent School District, 5.00% due 8/15/2011 (Guaranty PSF)	NR/AAA	1,000,000	1,057,030
UTAH — 0.64%
Intermountain Power Agency Power Supply Revenue Series A, 5.00% due 7/1/2012 (ETM)	Aaa/AAA	4,355,000	4,359,747
Salt Lake County Municipal Building, 5.50% due 10/1/2009	Aa1/AA+	1,500,000	1,588,380
Snyderville Basin Sewer Improvement, 5.00% due 11/1/2006 (Insured: AMBAC)	Aaa/AAA	675,000	680,906
Utah Board of Regents Auxiliary Systems & Student Fee Revenue Refunding Series A, 5.00% due 5/1/2010	NR/AA	510,000	532,399
Utah State University Hospital Board of Regents Revenue, 5.25% due 8/1/2008 (Insured: MBIA)	Aaa/AAA	1,000,000	1,033,770
VIRGINIA — 0.90%
Alexandria Industrial Development Authority Revenue, 5.75% due 10/1/2007 (Insured: AMBAC)	Aaa/AAA	1,010,000	1,042,330
Alexandria Industrial Development Authority Revenue, 5.75% due 10/1/2008 (Insured: AMBAC)	Aaa/AAA	1,070,000	1,124,795
Alexandria Industrial Development Authority Revenue, 5.75% due 10/1/2009 (Insured: AMBAC)	Aaa/AAA	1,130,000	1,207,314
Alexandria Industrial Development Authority Revenue, 5.75% due 10/1/2010 (Insured: AMBAC)	Aaa/AAA	1,195,000	1,297,244
Chesterfield County Industrial Development, 5.50% due 10/1/2009 (Vepco Project)	Baa1/BBB	1,500,000	1,527,540
Hampton GO Refunding Bond, 5.85% due 3/1/2007	Aa2/AA	595,000	596,113
Norton Industrial Development Authority Hospital Revenue Refunding Improvement, 5.75% due 12/1/2012 (Norton Community Hospital Project; Insured: ACA)	NR/A	1,460,000	1,572,026
Suffolk Redevelopment Housing Authority Refunding, 4.85% due 7/1/2031 put 7/1/2011 (Windsor at Potomac Project; Collateralized: FNMA)	Aaa/NR	3,000,000	3,110,160
WASHINGTON — 3.21%
Conservation & Renewable Energy Systems Revenue Refunding, 5.00% due 10/1/2007 (Washington Conservation Project)	Aaa/AA-	1,000,000	1,019,970
Energy Northwest Washington Electric Revenue Refunding Series A, 5.375% due 7/1/2013 (Project Number 1; Insured: FSA)	Aaa/AAA	2,000,000	2,151,580
Energy Northwest Washington Revenue Series A, 4.75% due 7/1/2007 (Wind Project)	A3/A-	1,675,000	1,684,782
Energy Northwest Washington Revenue Series A, 4.95% due 7/1/2008 (Wind Project)	A3/A-	1,760,000	1,805,443
Energy Northwest Washington Revenue Series B, 4.95% due 7/1/2008 (Wind Project)	A3/A-	705,000	713,171
Energy Northwest Washington Revenue Series B, 5.20% due 7/1/2010 pre-refunded 1/1/2007 (Wind Project)	A3/A-	785,000	817,099
Goat Hill Properties Washington Lease Revenue, 5.00% due 12/1/2012 (Government Office Building Project; Insured: MBIA)	Aaa/AAA	2,055,000	2,174,724
Snohomish County Public Utilities District No 001 Electric Revenue, 5.00% due 12/1/2015 (Insured: FSA)	Aaa/AAA	5,015,000	5,301,407
Spokane County School District GO, 0% due 6/1/2014 (Insured: MBIA)	Aaa/AAA	1,600,000	1,459,568

Certified Semi-Annual Report 33

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2006 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Spokane Regional Solid Waste Refunding, 5.00% due 12/1/2006 (Insured: AMBAC)	Aaa/AAA	$1,000,000	$1,008,280
Spokane Regional Solid Waste Refunding, 5.25% due 12/1/2007 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,022,990
Spokane Washington Refunding, 5.00% due 12/15/2009	A2/AA-	2,150,000	2,191,172
Spokane Washington Refunding, 5.00% due 12/15/2010	A2/AA-	2,430,000	2,473,230
University of Washington Alumni Association Lease Revenue Refunding, 5.00% due 8/15/2006 (Medical Center Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,005,280
University of Washington Alumni Association Lease Revenue Refunding, 5.00% due 8/15/2007 (Medical Center Project; Insured: MBIA)	Aaa/AAA	1,100,000	1,119,657
Washington Health Care Facilities, 5.50% due 12/1/2009 (Providence Services Project; Insured: MBIA)	Aaa/AAA	1,500,000	1,584,690
Washington Public Power Supply, 5.40% due 7/1/2012 (Insured: FSA)	Aaa/AAA	900,000	972,630
Washington Public Power Supply Refunding Series A, 5.00% due 7/1/2011 (Insured: FSA)	Aaa/AAA	2,500,000	2,605,200
Washington Public Power Supply System Refunding Revenue, 0% due 7/1/2008 (Nuclear Project Number 3)	Aaa/AA-	1,140,000	1,047,193
Washington Public Power Supply System Series 96-A, 6.00% due 7/1/2006 (Insured: MBIA)	Aaa/AAA	1,655,000	1,664,996
Washington Public Power Supply Systems, 6.00% due 7/1/2008 (Nuclear Project Number 1; Insured: AMBAC)	Aaa/AAA	1,000,000	1,049,150
Washington Public Power Supply Systems Revenue Refunding Series A, 5.10% due 7/1/2010 (Nuclear Project Number 2; Insured: FSA)	Aaa/AAA	1,000,000	1,035,590
Washington Public Power Supply Systems Revenue Refunding Series B, 0% due 7/1/2008 (Nuclear Project Number 3)	Aaa/AA-	830,000	762,430
Washington State Health Care Facilities Overlake Hospital Medical Center A, 5.00% due 7/1/2013	Aa1/AAA	1,000,000	1,044,410
Washington State Public Power Supply Refunding Series C, 0% due 7/1/2015 (Insured: MBIA-IBC)	Aaa/AAA	3,000,000	2,009,400
Washington State Public Power Supply Refunding Series C, 0% due 7/1/2013 (Insured: MBIA-IBC)	Aaa/AAA	1,760,000	1,298,950
WEST VIRGINIA — 0.15%
Harrison County Nursing Facility Revenue Refunding, 5.625% due 9/1/2010 (Salem Health Care Corp. Project; LOC: Fleet Bank)	NR/NR	390,000	399,360
Pleasants County Pollution Control Revenue, 4.70% due 11/1/2007 (Monongahela Power Co. Project; Insured: AMBAC)	Aaa/AAA	1,500,000	1,525,590
WISCONSIN — 0.29%
Bradley Pollution Control Revenue, 6.75% due 7/1/2009 (Owens Illinois Waste Project) (ETM)	Ba1/BB-	1,500,000	1,634,460
Wisconsin State Health & Educational Facilities Authority Revenue, 6.00% due 8/15/2008 (Aurora Health Care Inc. Project; Insured: MBIA)	Aaa/AAA	2,000,000	2,097,960
WYOMING — 0.30%
West Park Hospital District Revenue, 5.90% due 7/1/2010 (Insured: ACA)	NR/A	1,615,000	1,647,978
Wyoming Farm Loan Board Revenue, 0% due 4/1/2009	NR/AA	2,500,000	2,219,275

TOTAL INVESTMENTS — 98.76% (COST $1,252,226,305)			$1,262,397,954
OTHER ASSETS LESS LIABILITIES — 1.24%			15,823,000

NET ASSETS — 100.00%			$1,278,220,954

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred prior to or subsequent to the reporting period end.

See notes to financial statements.

34 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2006 (Unaudited)

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access
AMBAC	Insured by American Municipal Bond Assurance Corp.
COP	Certificates of Participation
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FHA	Insured by Federal Housing Administration
FNMA	Collateralized by Federal National Mortgage Association
FSA	Insured by Financial Security Assurance Co.
GNMA	Insured by Government National Mortgage Co.
GO	General Obligation
MBIA	Insured by Municipal Bond Investors Assurance
MBIA-IBC	Insured by Municipal Bond Investors Assurance - Insured Bond Certificates
PSF	Guaranteed by Permanent School Fund
RADIAN	Insured by Radian Asset Assurance
SONYMA	State of New York Mortgage Authority
SPA	Standby Bond Purchase Agreement
XLCA	Insured by XL Capital Assurance

SUMMARY OF SECURITY CREDIT RATINGS†

Ratings are a blend of Moody’s and Standard & Poor’s, using the higher rating. Some bonds are rated by only one service.

Certified Semi-Annual Report 35

EXPENSE EXAMPLE

Thornburg Limited Term Municipal Fund	March 31, 2006 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A Shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 30, 2005 and held until March 31, 2006.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 9/30/05	Ending Account Value 3/31/06	Expenses Paid During Period† 9/30/05-3/31/06
Class A Shares
Actual	$1,000	$1,004.30	$4.50
Hypothetical*	$1,000	$1,020.44	$4.54

Class C Shares
Actual	$1,000	$1,002.90	$5.87
Hypothetical*	$1,000	$1,019.07	$5.92

Class I Shares
Actual	$1,000	$1,006.00	$2.81
Hypothetical*	$1,000	$1,022.13	$2.84

†	Expenses are equal to the annualized expense ratio for each class (A: 0.90%; C: 1.18%; and I: 0.56%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

36 Certified Semi-Annual Report

OTHER INFORMATION

Thornburg Limited Term Municipal Fund	March 31, 2006 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Commencing August 31, 2004, information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

Certified Semi-Annual Report 37

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

February 8, 2005

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

This statement is submitted for the general information of the shareholders of Thornburg Investment Trust. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund’s investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money.

38 This page is not part of the Semi-Annual Report.

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

403(b)

A special, tax-advantaged savings vehicle available only to employees of 501(c)(3) organizations, such as charitable, educational, scientific and religious organizations. 403(b) plans are also available to employees of public schools and universities.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

This page is not part of the Semi-Annual Report. 39

The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $22 billion. Founded in 1982, the firm manages four equity funds, eight bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and controlling risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $126 million in Thornburg Funds.

Core Strategies for Building Wealth

We deliver core strategies to help investors meet long-term goals. A core strategy is a consistent, disciplined and proven investment process that represents the foundation of a diversified portfolio.

Investment Manager:	Distributor:

119 East Marcy Street	119 East Marcy Street
Santa Fe, New Mexico 87501 800.847.0200	Santa Fe, New Mexico 87501 800.847.0200

Thornburg Limited Term Municipal Fund

Laddering – an All Weather Strategy

The Fund’s investment objective is to obtain as high a level of current income exempt from Federal income taxes as is consistent, in the view of the Fund’s investment advisor, with preservation of capital (may be subject to Alternative Minimum Tax).

This Fund is a laddered portfolio of municipal bonds with an average maturity of five years or less. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year; cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder. The strategy is a good compromise for managing different types of risk.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg Florida Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund
Thornburg’s equity research uses a fundamental, yet comprehensive, analytical approach. We invest when and where we perceive compelling value. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

Reduce paper clutter.
Receive your shareholder reports and prospectus online instead of through traditional mail.
Sign up at
www.thornburg.com/edelivery

2 This page is not part of the Semi-Annual Report.

2006

Certified Semi-Annual Report

Thornburg Limited Term Municipal Fund

I Shares – March 31, 2006

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Certified Semi-Annual Report 3

Important Information

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

Minimum investments for Class I shares are higher than those for other classes. Returns reflect the reinvestment of dividends and capital gains. There is no up front sales charge for this class of shares.

Shares in the Fund carry risks, including possible loss of principal. As with direct bond ownership, Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The principal value of bond funds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Shares in the fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency.

The information presented on the following pages was current as of March 31, 2006. The manager’s views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Glossary

The Lehman Brothers Five-Year Municipal Bond Index – A rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa. The approximate maturity of the municipal bonds in the index is five years. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Duration – The measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Weighted Average Maturity – Is a weighted average of all the effective maturities of the bonds in a portfolio. Effective maturity takes into consideration mortgage prepayments, puts, sinking funds, adjustable coupons, and other features of individual bonds and is thus a more accurate measure of interest-rate sensitivity. Longer-maturity funds are generally considered more interest-rate sensitive than their shorter counterparts.

Fed Funds Rate – Is the interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

4 Certified Semi-Annual Report

Letter to Shareholders

George Strickland

Portfolio Manager

April 19, 2006

Dear Fellow Shareholder:

I am pleased to present the Semi-Annual Report for the Thornburg Limited Term Municipal Fund. The net asset value of the Class I shares decreased by 16 cents to $13.43 during the six month period ended March 31, 2006. If you were with us for the entire period, you received dividends of 24.1 cents per share. If you reinvested dividends, you received 24.2 cents per share.

Over the past six months, the municipal bond yield curve has continued to flatten. Interest rates on short and intermediate bonds have risen, while the interest rates on long-term bonds have barely budged. Since bond prices move in the opposite direction of yields, long-term bond prices have been relatively stable while short and intermediate bond prices have fallen somewhat. The Class I shares of your Fund produced a total return of 0.60% over the last six months, slightly better than the 0.32% return for the Lehman Brothers Five Year Municipal Bond Index.

The flatter yield curve has created a fairly unusual situation in the municipal bond market whereby 10-year municipal bonds currently yield 92% as much as 30-year municipal bonds. Over the last five years, that ratio has averaged closer to 84%. We believe that the higher ratio indicates that there is better relative value in 10-year municipal bonds, where we prefer to invest, than in longer term municipal bonds.

We are not surprised that short and intermediate bond yields have risen. Short-term bond yields tend to be closely tied to the Fed Funds Rate, which has increased from 1.0% to 4.75% since June 2004. Long-term bond yields are influenced by future expectations about inflation and economic growth, and by large-scale capital flows. U.S. economic growth has shown no signs of faltering or overheating – just a steady push toward full utilization. Commodity price inflation has been alarming, but broader measures of consumer prices have been better behaved. In previous environments, such conditions accompanied by a tightening Fed would have led to higher long-term interest rates. However, capital flows have kept a lid on long term rates so far. In 2005, foreign buyers purchased 160% of Treasury bond net issuance. That volume of offshore buying has kept long-term bond yields low.

This year, the U.S. Treasury will be issuing significantly more debt than last year, both to finance a widening budget deficit and to roll over maturing notes. There are some signs that Japanese and European interest rates may rise and create more competition for U.S. bonds. Such a combination could put a significant amount of upward pressure on long-term interest rates. However, short-term interest rates, by contrast, have already risen substantially and may be close to leveling off. So we believe that long-term bonds carry much more risk than short-term bonds in the current environment.

New issue municipal bond supply is down 29% from last year’s pace. The reduced supply has helped the municipal market significantly outperform the Treasury bond market so far this year. We have been gradually shortening the duration of the Fund through the first quarter of 2006, but if interest rates continue rising, we will likely extend the duration somewhat as we find interesting buying opportunities toward the top of the Fund’s bond ladder.

Certified Semi-Annual Report 5

% of portfolio maturing			Cumulative % maturing
1 year	=	12.1%	Year 1	=	12.1%
1 to 2 years	=	12.3%	Year 2	=	24.4%
2 to 3 years	=	9.9%	Year 3	=	34.3%
3 to 4 years	=	12.7%	Year 4	=	47.0%
4 to 5 years	=	12.5%	Year 5	=	59.5%
5 to 6 years	=	10.0%	Year 6	=	69.5%
6 to 7 years	=	10.7%	Year 7	=	80.2%
7 to 8 years	=	8.2%	Year 8	=	88.4%
8 to 9 years	=	5.2%	Year 9	=	93.6%
Over 9 years	=	6.4%	Over 9 years	=	100.0%

Percentages can and do vary. Data as of 3/31/06.

Your Thornburg Limited Term Municipal Fund is a laddered portfolio of over 600 municipal obligations from 46 states. Today, your Fund’s weighted average maturity is 4.3 years. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering intermediate bonds accomplishes two goals. First, the staggered bond maturities contained in a ladder defuse interest-rate risk and dampen the Fund’s price volatility. Second, laddering gives the Fund a steady cash flow stream from maturing bonds to reinvest toward the top of the ladder where yields are typically higher. The laddering strategy is what differentiates this Fund from most bond mutual funds. It will be particularly useful if interest rates continue rising, because it should allow the Fund to continue increasing the yield of the portfolio as bonds mature and get replaced with new ones. The chart shown here describes the percentages of your Fund’s bond portfolio maturing in each of the coming years.

Thanks to a strong economy, state tax revenues were up 10.7% in 2005 – the fastest growth rate since 1999. The National Association of State Budget Officers recently reported that 45 states collected $17.6 billion more in tax revenues than they had budgeted for. The strong tax revenues and lack of major credit problems have helped drive down the risk premiums on lower quality municipal debt. We believe that the strong economy is cyclical in nature, so we are cautious about buying lower quality bonds in this environment. To reduce credit risk, we have kept 92% of the portfolio in bonds rated A or above by at least one rating agency and maintained broad diversification across issuers and market sectors.

Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your Fund to perform consistently well in varying interest rate environments. Thank you for investing in Thornburg Limited Term Municipal Fund.

Sincerely,

George Strickland Portfolio Manager

6 Certified Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Limited Term Municipal Fund	March 31, 2006 (Unaudited)

ASSETS
Investments at value (cost $1,252,226,305)	$1,262,397,954
Cash	283,199
Receivable for investments sold	990,000
Receivable for fund shares sold	1,752,334
Interest receivable	16,905,974
Prepaid expenses and other assets	37,216

Total Assets	1,282,366,677

LIABILITIES
Payable for fund shares redeemed	2,162,520
Payable to investment advisor and other affiliates (Note 3)	815,408
Accounts payable and accrued expenses	130,473
Dividends payable	1,037,322

Total Liabilities	4,145,723

NET ASSETS	$1,278,220,954

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(2,553)
Net unrealized appreciation on investments	10,171,649
Accumulated net realized gain (loss)	(8,482,590)
Net capital paid in on shares of beneficial interest	1,276,534,448

$1,278,220,954

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($873,009,044 applicable to 65,000,646 shares of beneficial interest outstanding - Note 4)	$13.43
Maximum sales charge, 1.50% of offering price	0.20

Maximum offering price per share	$13.63

Class C Shares:
Net asset value and offering price per share * ($117,188,296 applicable to 8,709,538 shares of beneficial interest outstanding - Note 4)	$13.46

Class I Shares:
Net asset value, offering and redemption price per share ($288,023,614 applicable to 21,442,399 shares of beneficial interest outstanding - Note 4)	$13.43

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Semi-Annual Report 7

STATEMENT OF OPERATIONS

Thornburg Limited Term Municipal Fund	Six Months Ended March 31, 2006 (Unaudited)

INVESTMENT INCOME:
Interest income (net of premium amortized of $6,368,661)	$27,417,970

EXPENSES:
Investment advisory fees (Note 3)	2,740,636
Administration fees (Note 3)
Class A Shares	572,372
Class C Shares	80,627
Class I Shares	70,915
Distribution and service fees (Note 3)
Class A Shares	1,144,745
Class C Shares	642,511
Transfer agent fees
Class A Shares	241,840
Class C Shares	41,757
Class I Shares	44,890
Registration and filing fees
Class A Shares	11,155
Class C Shares	10,377
Class I Shares	14,348
Custodian fees (Note 3)	206,743
Professional fees	36,924
Accounting fees	58,270
Trustee fees	16,303
Other expenses	82,918

Total Expenses	6,017,331
Less:
Distribution and service fees waived (Note 3)	(321,255)
Fees paid indirectly (Note 3)	(14,423)

Net Expenses	5,681,653

Net Investment Income	21,736,317

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments sold	(2,004,085)
Net change in unrealized appreciation (depreciation) of investments	(13,963,804)

Net Realized and Unrealized Loss	(15,967,889)

Net Increase in Net Assets Resulting From Operations	$5,768,428

See notes to financial statements.

8 Certified Semi-Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Limited Term Municipal Fund	(Unaudited)*

	*Six Months Ended March 31, 2006	Year Ended September 30, 2005
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$21,736,317	$41,560,133
Net realized loss on investments	(2,004,085)	(1,895,726)
Increase (Decrease) in unrealized appreciation (depreciation) of investments	(13,963,804)	(23,004,183)

Net Increase (Decrease) in Net Assets Resulting from Operations	5,768,428	16,660,224
DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(14,772,577)	(29,220,801)
Class C Shares	(1,902,358)	(4,017,994)
Class I Shares	(5,061,382)	(8,321,340)
FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(83,648,067)	(53,647,281)
Class C Shares	(21,883,370)	(13,573,272)
Class I Shares	1,095,221	56,236,683

Net Decrease in Net Assets	(120,404,105)	(35,883,781)
NET ASSETS:
Beginning of period	1,398,625,059	1,434,508,840

End of period	$1,278,220,954	$1,398,625,059

See notes to financial statements.

Certified Semi-Annual Report 9

NOTES TO FINANCIAL STATEMENTS

Thornburg Limited Term Municipal Fund	March 31, 2006 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Limited Term Municipal Fund (the “Fund”) (formerly Thornburg Limited Term Municipal Fund – National Portfolio) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing eleven series of shares of beneficial interest in addition to those of the Fund: Thornburg California Limited Term Municipal Fund, Thornburg Florida Intermediate Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, and Thornburg Investment Income Builder Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s investment objective is to obtain as high a level of current income exempt from Federal income taxes as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital.

The Fund currently offers three classes of shares of beneficial interest, Class A, Class C, and Institutional Class, (Class I) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent applicable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administrative fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: The Trust determines the value of investments utilizing an independent pricing service approved by the Board of Trustees. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices, normally at 4:00 p.m. EST. When quotations are not readily available, securities are valued at evaluated prices as determined by the pricing service using methods which include consideration of yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity, and rating; indications as to value from dealers and general market conditions. In any case where a price is not available from a pricing service for an investment, the Trust’s valuation and pricing committee determines a fair value for the investment using factors approved by the Trustees. The valuation procedures used by the pricing service and the portfolio valuations received by the Fund are reviewed by the officers of the Trust under the general supervision of the Board of Trustees. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable (if any) and tax exempt income of the Fund to the shareholders. Therefore, no provision for Federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of

10 Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2006 (Unaudited)

the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services for which the fees are payable at the end of each month. For the period ended March 31, 2006, these fees were payable at annual rates ranging from .50 of 1% to .225 of 1% per annum of the average daily net assets of the Fund. The Trust also has entered into an Administrative Services Agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the Distributor of Fund shares. For the period ended March 31, 2006, the Distributor has advised the Fund that it earned commissions aggregating $5,628 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $8,315 from redemptions of Class C shares of the Fund.

Pursuant to a Service Plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor amounts not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other persons for distribution of the Fund’s shares and to obtain various shareholder related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted a Distribution Plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans and Class C distribution fees waived by the Distributor for the period ended March 31, 2006, are set forth in the Statement of Operations. Distribution fees in the amount of $321,255 were waived for Class C shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the period ended March 31, 2006, fees paid indirectly were $14,423. This figure may include additional fees waived by the Custodian.

Certain officers and Trustees of the Trust are also officers and/or Directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

Certified Semi-Annual Report 11

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2006 (Unaudited)

NOTE 4 - SHARES OF BENEFICIAL INTEREST

At March 31, 2006, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Period Ended March 31, 2006		Year Ended September 30, 2005
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	4,187,091	$56,592,053	10,112,925	$138,664,895
Shares issued to shareholders in reinvestment of dividends	739,763	9,989,340	1,429,462	19,572,574
Shares repurchased	(11,119,963)	(150,229,460)	(15,463,654)	(211,884,750)

Net Increase (Decrease)	(6,193,109)	$(83,648,067)	(3,921,267)	$(53,647,281)

Class C Shares
Shares sold	361,822	$4,898,853	1,853,494	$25,470,518
Shares issued to shareholders in reinvestment of dividends	95,094	1,286,374	198,591	2,724,023
Shares repurchased	(2,073,524)	(28,068,597)	(3,045,634)	(41,767,813)

Net Increase (Decrease)	(1,616,608)	$(21,883,370)	(993,549)	$(13,573,272)

Class I Shares
Shares sold	4,168,822	$56,342,769	8,961,752	$122,650,992
Shares issued to shareholders in reinvestment of dividends	292,248	3,946,218	501,520	6,865,525
Shares repurchased	(4,379,412)	(59,193,766)	(5,348,315)	(73,279,834)

Net Increase (Decrease)	81,658	$1,095,221	4,114,957	$56,236,683

NOTE 5 - SECURITIES TRANSACTIONS

For the period ended March 31, 2006, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $169,641,521 and $272,430,777, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2006, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$1,252,231,196

Gross unrealized appreciation on a tax basis	$16,184,545
Gross unrealized depreciation on a tax basis	(6,017,787)

Net unrealized appreciation (depreciation) on investments (tax basis)	$10,166,758

At March 31, 2006, the Fund had tax basis capital losses, which may be carried over to offset future capital gains. To the extent such carry forwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such capital loss carryovers expire as follows:

2007	$1,013,153
2008	3,565,103
2013	30,614

$4,608,870

As of March 31, 2006, the Fund had deferred capital losses occurring subsequent to October 31, 2004 of $1,864,744. For tax purposes, such losses will be reflected in the year ending September 30, 2006.

12 Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS

Thornburg Limited Term Municipal Fund	(Unaudited)*

	*6 Mo. Ended March 31, 2006		Year Ended Sept. 30, 2005	3 Mo. Ended Sept. 30, 2004(c)		Year Ended June 30,
						2004	2003	2002	2001
Class I Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period	$13.59		$13.83	$13.68		$14.01	$13.65	$13.44	$13.06

Income from investment operations:
Net investment income	0.24		0.44	0.11		0.44	0.49	0.57	0.63
Net realized and unrealized gain (loss) on investments	(0.16)		(0.24)	0.15		(0.33)	0.36	0.21	0.38

Total from investment operations	0.08		0.20	0.26		0.11	0.85	0.78	1.01
Less dividends from:
Net investment income	(0.24)		(0.44)	(0.11)		(0.44)	(0.49)	(0.57)	(0.63)

Change in net asset value	(0.16)		(0.24)	0.15		(0.33)	0.36	0.21	0.38
NET ASSET VALUE, end of period	$13.43		$13.59	$13.83		$13.68	$14.01	$13.65	$13.44

RATIOS/SUPPLEMENTAL DATA
Total return(a)	0.60%		1.50%	1.87%		0.80%	6.36%	5.91%	7.91%
Ratios to average net assets:
Net investment income	3.57	%(b)	3.25%	3.02	%(b)	3.18%	3.54%	4.18%	4.75%
Expenses, after expense reductions	0.56	%(b)	0.57%	0.55	%(b)	0.57%	0.58%	0.60%	0.60%
Expenses, after expense reductions and net of custody credits	0.56	%(b)	0.57%	0.55	%(b)	0.57%	0.58%	0.60%	—
Expenses, before expense reductions	0.56	%(b)	0.57%	0.55	%(b)	0.57%	0.58%	0.62%	0.65%
Portfolio turnover rate	13.02%		27.80%	4.57%		21.37%	15.81%	19.59%	25.37%
Net assets at end of period (000)	$288,024		$290,369	$238,589		$222,760	$197,367	$123,652	$86,160

(a)	Not annualized for periods less than one year.

(b)	Annualized.

(c)	The Fund’s fiscal year-end changed to September 30.

Certified Semi-Annual Report 13

SCHEDULE OF INVESTMENTS

Thornburg Limited Term Municipal Fund	March 31, 2006 (Unaudited)

CUSIPS: CLASS A - 885-215-459, CLASS C - 885-215-442, CLASS I - 885-215-434

NASDAQ SYMBOLS: CLASS A - LTMFX, CLASS C - LTMCX, CLASS I - LTMIX

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
ALABAMA — 1.66%
Birmingham Carraway Alabama Special, 6.25% due 8/15/2009 (Insured: Connie Lee)	NR/AAA	$10,000,000	$10,389,800
Scottsboro Industrial Development Board Refunding, 5.25% due 5/1/2009 (LOC: PNC Bank)	NR/NR	1,920,000	1,921,363
Wilsonville Industrial Development Board Pollution Control Revenue Refunding, 4. 20% due 6/1/2019 put 6/1/2006 (Southern Electric Gaston Project; Insured: AMBAC)	Aaa/AAA	8,955,000	8,960,821
ALASKA — 0.94%
Alaska Energy Authority Power Revenue Refunding Third Series, 6.00% due 7/1/2008 (Bradley Lake Project; Insured: FSA)	Aaa/AAA	2,800,000	2,937,620
Alaska Municipal Bond Bank Refunding Series One, 5.00% due 6/1/2014 (Insured: MBIA)	Aaa/AAA	1,175,000	1,252,996
Alaska Student Loan Corp. Revenue Series A, 5.25% due 1/1/2012 (Capital Project; Insured: FSA)	NR/AAA	3,000,000	3,211,410
Anchorage Ice Rink Revenue, 6.375% due 1/1/2020 pre-refunded 7/1/2010	NR/NR	1,000,000	1,096,410
North Slope Boro Revenue Refunding Series A, 5.00% due 6/30/2015 (Insured: MBIA)	Aaa/AAA	3,250,000	3,473,080
ARIZONA — 1.05%
Maricopa County School District 008, 7.50% due 7/1/2008 (Insured: MBIA)	A1/AAA	1,000,000	1,080,900
Mohave County Industrial Development Authority Correctional Facilities Contract Revenue Series A, 5.00% due 4/1/2009 (Mohave Prison LLC Project; Insured: XLCA)	NR/AAA	4,595,000	4,756,560
Mohave County Industrial Development Authority Series A, 5.00% due 4/1/2014 (Mohave Prison LLC Project; Insured: XLCA)	NR/AAA	3,135,000	3,312,661
Pima County Industrial Development Authority, 5.45% due 4/1/2010 (Insured: HealthPartners, Series A)	Aaa/AAA	2,060,000	2,131,070
Pima County Industrial Development Authority Education Revenue Series C, 6.40% due 7/1/2013
(Arizona Charter Schools Project)	Baa3/NR	1,000,000	1,063,850
Pima County Industrial Development Authority Industrial Revenue Refunding Lease Obligation A, 7.25% due 7/15/2010 (Insured: FSA)	Aaa/AAA	480,000	483,936
Tucson Water Revenue Series D, 9.75% due 7/1/2008	Aa3/A+	500,000	563,870
ARKANSAS — 0.55%
Conway Electric Revenue Refunding, 5.00% due 8/1/2007	A2/NR	2,000,000	2,033,760
Jefferson County Hospital Revenue Refunding & Improvement, 5.50% due 6/1/2010 (Regional Medical Center Project)	NR/A	1,000,000	1,056,120
Jefferson County Hospital Revenue Refunding & Improvement, 5.50% due 6/1/2011 (Regional Medical Center Project)	NR/A	1,075,000	1,143,499
Little Rock Hotel & Restaurant Gross Receipts Tax Refunding, 7.125% due 8/1/2009	A3/NR	2,645,000	2,822,374
CALIFORNIA — 3.52%
Bay Area Government Associates Lease Series 2002, 4.00% due 7/1/2006 (Insured: AMBAC)	Aaa/AAA	765,000	766,186
California Health Facilities Financing Authority Revenue Series 83 C, 9.25% due 12/1/2006 (Mercy Health Care Project) (ETM)	Aaa/AAA	1,600,000	1,660,176
California Health Facilities Financing Authority Revenue Series B Refunding, 5.25% due 10/1/2013 (Kaiser Permanente Project) (ETM)	A3/AAA	2,620,000	2,743,245
California State Department of Water Resources Power Supply Series A, 5.50% due 5/1/2008	A2/A-	2,050,000	2,123,554
California State Department of Water Resources Power Supply Series A, 5.50% due 5/1/2012	A2/A-	2,600,000	2,808,650
California State Department of Water Resources Power Supply Series A, 6.00% due 5/1/2013	A2/A-	2,550,000	2,847,457
California State Department of Water Series Resources Power Supply Series B-5, 3.10% due 5/1/2022 put 4/3/2006 (LOC: Bayerische Landesbank; West Deutsche Landesbank) (daily demand notes)	VMIG1/A-1+	2,600,000	2,600,000
California State Economic Recovery Series C-2, 3.10% due 7/1/2023 put 4/3/2006 (SPA: Bank of America N.A.) (daily demand notes)	VMIG1/A-1+	2,700,000	2,700,000

14 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2006 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
California State Economic Recovery Series C-3, 3.10% due 7/1/2023 put 4/3/2006 (Guaranty: Landesbank) (daily demand notes)	VMIG1/A-1+	$2,750,000	$2,750,000
California State School Improvement, 3.04% due 5/1/2034 put 4/3/2006 (LOC: Citibank) (daily demand notes)	VMIG1/A-1+	3,500,000	3,500,000
California Statewide Community Development Authority Revenue Series D, 4.35% due 11/1/2036 put 3/1/2007 (Kaiser Permanente Project)	VMIG2/A-1	2,000,000	2,011,080
Irvine Improvement Bond Act 1915 Limited Obligation Assessment District, 3.16% due 9/2/2025 put 4/3/2006 (LOC: Bank of America) (daily demand notes)	VMIG1/A-1+	1,700,000	1,700,000
Metropolitan Water District Southern California Waterworks Revenue, 2.95% due 7/1/2036 put 4/3/2006 (SPA: Loyds TSB Bank) (daily demand notes)	VMIG1/A-1+	3,000,000	3,000,000
Northern California Power Agency Public Power Revenue Series A, 5.00% due 7/1/2009 (Geothermal Project Number 3)	Baa2/BBB+	6,100,000	6,104,514
Ontario Montclair California School District COP Refunding, 3.80% due 9/1/2028 put 8/31/2007 (School Facility Bridge Funding Project; Insured: FSA)	VMIG1/A-1	1,680,000	1,679,950
San Jose Financing Authority Lease Revenue Series D, 5.00% due 6/1/2039 mandatory put 6/1/2006 (Civic Center Project; Insured: AMBAC)	Aaa/AAA	3,400,000	3,408,058
Santa Clara Valley Transportation Authority Sales Tax Revenue Measure A, 4.00% due 4/1/2036 put 10/2/2006 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,002,750
South Orange County California Public Financing Authority Special Tax Revenue Series C, 8.00% due 8/15/2008 (Foothill Area Project; Insured: FGIC)	Aaa/AAA	1,500,000	1,649,400
COLORADO — 3.76%
Adams County Revenue Platte Valley Medical Center, 5.00% due 2/1/2012 (Insured: FHA, MBIA)	NR/AAA	1,310,000	1,381,185
Adams County Revenue Platte Valley Medical Center, 5.00% due 8/1/2012 (Insured: FHA, MBIA)	NR/AAA	1,345,000	1,420,683
Adams County Revenue Platte Valley Medical Center, 5.00% due 2/1/2013 (Insured: FHA, MBIA)	NR/AAA	1,380,000	1,457,929
Adams County Revenue Platte Valley Medical Center, 5.00% due 2/1/2015 (Insured: FHA, MBIA)	NR/AAA	1,530,000	1,623,758
Adams County Revenue Platte Valley Medical Center, 5.00% due 8/1/2015 (Insured: FHA, MBIA)	NR/AAA	1,565,000	1,662,875
Adams County School District 012 Series A, 4.375% due 12/15/2007	Aa3/AA-	1,000,000	1,012,990
Central Platte Valley Metropolitan District Refunding Series A, 5.00% due 12/1/2031 put 12/1/2009 (LOC: US Bank)	NR/AA	12,200,000	12,549,530
Colorado Department of Transport Revenue Anticipation Notes, 6.00% due 6/15/2008 (Insured: AMBAC)	Aaa/AAA	1,500,000	1,574,025
Colorado Educational & Cultural Facilities, 4.90% due 4/1/2008 (Nashville Public Radio Project)	NR/BBB+	685,000	692,391
Colorado Health Facilities Authority, 5.00% due 9/1/2007 (Catholic Health Initiatives Project)	Aa2/AA	5,705,000	5,804,438
Colorado Health Facilities Authority Series A, 5.375% due 12/1/2009 (Catholic Health Initiatives Project)	Aa2/AA	515,000	536,687
Denver City & County COP Series A, 5.50% due 5/1/2006 (Insured: MBIA) (ETM)	Aaa/AAA	500,000	500,825
Denver Convention Center Senior Series A, 5.00% due 12/1/2011 (Insured: XLCA)	Aaa/AAA	3,335,000	3,523,728
El Paso County School District Number 49 Series A, 6.00% due 12/1/2009 (Insured: FSA)	Aaa/AAA	1,000,000	1,059,160
Highlands Ranch Metropolitan District 2 Colorado, 6.50% due 6/15/2012 (Insured: FSA) (ETM)	Aaa/AAA	525,000	601,235
Highlands Ranch Metropolitan District 2 Colorado Unrefunded Balance, 6.50% due 6/15/2012 (Insured: FSA)	Aaa/AAA	475,000	542,255
Highlands Ranch Metropolitan District 3 Refunding Series B, 5.25% due 12/1/2008 (Insured: ACA)	NR/A	1,760,000	1,810,847
Highlands Ranch Metropolitan District 3 Series A, 5.25% due 12/1/2008 (Insured: ACA)	NR/A	1,520,000	1,563,913
Pinery West Metropolitan District 3, 4.70% due 12/1/2021 put 12/1/2007 (LOC: Compass Bank)	NR/A	1,040,000	1,047,613
Plaza Metropolitan District 1 Revenue, 7.60% due 12/1/2016 (Public Improvement Fee/Tax Increment Project)	NR/NR	6,000,000	6,620,400
Southland Metropolitan District Number 1 Unlimited GO, 6.75% due 12/1/2016	NR/NR	1,000,000	1,101,080
DELAWARE — 0.57%
Delaware State Economic Development Authority Revenue, 5.50% due 7/1/2025 put 7/1/2010 (Delmarva Power & Light Project)	Baa1/BBB	2,045,000	2,111,974
Delaware State Health Facilities Authority Revenue, 6.25% due 10/1/2006 (ETM)	Aaa/AAA	845,000	855,115

Certified Semi-Annual Report 15

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2006 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Delaware State Health Facilities Authority Revenue Series A, 5.25% due 6/1/2011 (Beebe Medical Center Project)	Baa1/BBB+	$1,275,000	$1,337,309
Delaware State Health Facilities Authority Revenue Series A, 5.25% due 5/1/2012 (Nanticoke Memorial Hospital Project; Insured: Radian)	NR/AA	1,370,000	1,449,706
Delaware State Health Facilities Authority Revenue Series A, 5.25% due 5/1/2013 (Nanticoke Memorial Hospital Project; Insured: Radian)	NR/AA	1,445,000	1,521,686
DISTRICT OF COLUMBIA — 1.50%
District of Columbia COP, 5.00% due 1/1/2008 (Public Safety & Emergency Project; Insured: AMBAC)	Aaa/AAA	1,000,000	1,022,290
District of Columbia COP, 5.25% due 1/1/2013 (Insured: AMBAC)	Aaa/AAA	5,950,000	6,313,485
District of Columbia Hospital Revenue, 5.70% due 8/15/2008 (Medlantic Healthcare Project) (ETM)	Aaa/AAA	4,430,000	4,551,160
District of Columbia Hospital Revenue Refunding, 5.10% due 8/15/2008 (Medlantic Healthcare Group A Project) (ETM)	Aaa/AAA	1,500,000	1,550,655
District of Columbia Revenue, 6.00% due 1/1/2007 (American Assoc. for Advancement of Science Project; Insured: AMBAC)	Aaa/AAA	500,000	508,695
District of Columbia Tax Increment Capital Appreciation, 0% due 7/1/2009 (Mandarin Oriental Project; Insured: FSA)	Aaa/AAA	2,000,000	1,761,820
District of Columbia Tax Increment Capital Appreciation, 0% due 7/1/2011 (Mandarin Oriental Project; Insured: FSA)	Aaa/AAA	1,990,000	1,604,816
District of Columbia Tax Increment Capital Appreciation, 0% due 7/1/2012 (Mandarin Oriental Project; Insured: FSA)	Aaa/AAA	1,480,000	1,136,522
Washington DC Convention Center Authority Dedicated Tax Revenue, 5.00% due 10/1/2006 (Insured: AMBAC)	Aaa/AAA	750,000	755,528
FLORIDA — 4.62%
Broward County Resource Recovery Revenue Refunding, 5.375% due 12/1/2009 (Wheelabrator South Project)	A3/AA	5,000,000	5,223,050
Capital Projects Finance Authority Student Housing, 5.50% due 10/1/2012 (Capital Projects Student Housing; Insured: MBIA)	Aaa/AAA	1,000,000	1,066,840
Crossings at Fleming Island Community Development Refunding Series B, 5.45% due 5/1/2010 (Insured: MBIA)	Aaa/AAA	2,461,000	2,542,853
Dade County Solid Waste Systems Special Obligation Revenue Refunding, 6.00% due 10/1/2007 (Insured: AMBAC)	Aaa/AAA	7,000,000	7,239,050
Escambia County Health Facilities Revenue Baptist Hospital Baptist Manor, 5.125% due 10/1/2014	Baa1/BBB+	2,755,000	2,822,029
Flagler County School Board Certificates of Participation Series A, 5.00% due 8/1/2014 (Insured: FSA)	Aaa/AAA	1,605,000	1,703,338
Florida State Department of Children & Families COP South Florida Evaluation Treatment, 5.00% due 10/1/2015	NR/AA+	925,000	979,501
Florida State Refunding, 6.00% due 7/1/2006 (Department of Transportation Right of Way Project)	Aa1/AAA	1,465,000	1,473,922
Gulf Breeze Florida Revenue Local Government Series C, 4.00% due 12/1/2015 put 12/1/2007 (Insured: FGIC)	Aaa/AAA	1,900,000	1,896,029
Gulf Breeze Florida Revenue Local Government Series E, 4.00% due 12/1/2020 put 12/1/2007 (Insured: FGIC)	Aaa/AAA	2,170,000	2,165,465
Hillsborough County Industrial Development Authority, 5.10% due 10/1/2013 (Tampa Electric Co. Project)	Baa2/BBB-	6,000,000	6,230,760
Jacksonville Electric St. John’s River Park Systems Revenue Issue-2, 17th Series, 5.25% due 10/1/2012	Aa2/AA-	5,000,000	5,320,300
Miami Dade County School Board COP Series A, 5.00% due 5/1/2006 (ETM)	Aaa/AAA	1,910,000	1,912,177
Miami Dade County School Board COP Series B, 5.50% due 5/1/2030 put 5/1/2011 (Insured: MBIA)	Aaa/AAA	1,010,000	1,083,346
Miami Dade County School Board COP Series C, 5.00% due 8/1/2007 (Insured: MBIA)	Aaa/AAA	3,390,000	3,449,427
Miami Dade County Special Housing Revenue Refunding, 5.80% due 10/1/2012 (HUD Section 8)	Baa3/NR	3,560,000	3,554,304
Orange County Health Facilities Authority, 5.80% due 11/15/2009 (Adventist Health System Project) (ETM)	A2/NR	1,395,000	1,491,925
Orange County Health Facilities Authority Revenue Unrefunded Balance Series A, 6.25% due 10/1/2007 (Orlando Regional Hospital Project; Insured: MBIA)	Aaa/AAA	925,000	958,152

16 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2006 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Palm Beach County Industrial Development Revenue Series 1996, 6.00% due 12/1/2006 (Lourdes-Noreen McKeen Residence Project) (ETM)	NR/A	$485,000	$492,348
Pasco County Housing Finance Authority Multi Family Revenue Refunding Series A, 5.35% due 6/1/2027 put 6/1/2008 (Oak Trail Apts. Project; Insured: AXA)	NR/AA-	1,000,000	1,000,910
Pelican Marsh Community Development District Refunding Series A, 5.00% due 5/1/2011 (Insured: Radian)	NR/NR	3,025,000	3,086,317
Sarasota County Public Hospital Series A, 3.17% due 7/1/2037 put 4/3/2006 (Sarosota Memorial Hospital Project; Insured: AMBAC) (daily demand notes)	VMIG1/NR	450,000	450,000
St. John’s County Florida Industrial Development Authority Series A, 5.50% due 8/1/2014 (Presbyterian Retirement Project)	NR/NR	1,755,000	1,847,172
Sunshine State Governmental Financing, 3.20% due 7/1/2016 put 4/7/2006 (Insured: AMBAC) (weekly demand note)	VMIG1/NR	1,050,000	1,050,000
GEORGIA — 0.34%
Georgia Municipal Association Inc. COP, 5.00% due 12/1/2006 (Atlanta City Court Project; Insured: AMBAC)	Aaa/AAA	1,000,000	1,009,530
Monroe County Development Authority Pollution Control Revenue, 6.75% due 1/1/2010 (Oglethorpe Power Project; Insured: MBIA)	Aaa/AAA	2,000,000	2,204,240
Monroe County Development Authority Pollution Control Revenue, 6.80% due 1/1/2012 (Oglethorpe Power Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,145,570
HAWAII — 0.32%
Hawaii State Department of Budget & Finance Special Purpose Hawaiian Electric Co., 4.95% due 4/1/2012 (Insured: MBIA)	Aaa/AAA	2,000,000	2,092,320
Hawaii State Refunding Series CB, 5.75% due 1/1/2007	Aa2/AA-	1,000,000	1,016,000
Honolulu City & County Refunding Series A, 7.35% due 7/1/2006	Aa2/AA-	1,000,000	1,009,220
IDAHO — 0.24%
Twin Falls Urban Renewal Agency Refunding Series A, 4.95% due 8/1/2014	NR/NR	1,640,000	1,616,794
Twin Falls Urban Renewal Agency Refunding Series A, 5.15% due 8/1/2017	NR/NR	1,455,000	1,431,604
ILLINOIS — 10.01%
Champaign County Community School District No. 116 Series C, 0% due 1/1/2009 (ETM)	Aaa/AAA	1,205,000	1,089,441
Champaign County Community School District No. 116 Unrefunded Balance Series C, 0% due 1/1/2009 (Insured: FGIC)	Aaa/AAA	2,140,000	1,927,990
Chicago Board of Education, 6.00% due 12/1/2009 (Insured: FGIC)	Aaa/AAA	2,000,000	2,152,200
Chicago Board of Education School Reform, 6.25% due 12/1/2012 (Insured: MBIA)	Aaa/AAA	750,000	848,078
Chicago Housing Authority Capital Program Revenue, 5.00% due 7/1/2007	Aa3/AA	1,000,000	1,015,190
Chicago Housing Authority Capital Program Revenue, 5.25% due 7/1/2010	Aa3/AA	2,300,000	2,418,542
Chicago Metropolitan Water Reclamation, 6.90% due 1/1/2007	Aaa/AA+	1,185,000	1,213,570
Chicago Midway Airport Revenue Series A, 5.40% due 1/1/2009 (Insured: MBIA)	Aaa/AAA	1,340,000	1,367,845
Chicago Midway Airport Revenue Series C, 5.50% due 1/1/2013 (Insured: MBIA)	Aaa/AAA	1,180,000	1,279,368
Chicago O’Hare International Airport Revenue, 5.375% due 1/1/2007 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,013,480
Chicago O’Hare International Airport Revenue, 5.00% due 1/1/2012 (Insured: MBIA)	Aaa/AAA	1,105,000	1,164,095
Chicago O’Hare International Airport Revenue 2nd Lien Series C-1, 5.00% due 1/1/2010 (Insured: MBIA)	Aaa/AAA	1,000,000	1,041,160
Chicago O’Hare International Airport Revenue Passenger Facility Series A, 5.625% due 1/1/2014 (Insured: AMBAC)	Aaa/AAA	3,065,000	3,130,744
Chicago Park District Parking Facility Revenue, 5.75% due 1/1/2010 (ETM)	Baa1/A	1,000,000	1,069,290
Chicago Refunding Series A, 5.375% due 1/1/2013 (Insured: MBIA)	Aaa/AAA	3,000,000	3,189,450
Chicago Refunding Series A-2, 6.125% due 1/1/2012 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,111,370
Chicago Water Revenue, 6.50% due 11/1/2011 (Insured: FGIC)	Aaa/AAA	1,810,000	2,044,667
Cook County Capital Improvement, 5.50% due 11/15/2008 pre-refunded 11/15/2006	Aaa/AAA	995,000	1,016,960
Cook County Community Capital Appreciation, 0% due 12/1/2010 (Insured: FSA)	Aaa/NR	2,000,000	1,671,660

Certified Semi-Annual Report 17

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2006 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Cook County Community School District 97 Series B, 9.00% due 12/1/2013 (Insured: FGIC)	Aaa/NR	$2,250,000	$2,960,640
Cook County Refunding Series A, 6.25% due 11/15/2013 (Insured: MBIA)	Aaa/AAA	3,995,000	4,562,010
Cook County School District 99, 9.00% due 12/1/2012 (Insured: FGIC)	Aaa/NR	1,000,000	1,277,500
Du Page County Forest Preservation District, 0% due 11/1/2009	Aaa/AAA	5,000,000	4,366,900
Glenview Multi Family Revenue Refunding, 5.20% due 12/1/2027 put 12/1/2007 (Collateralized: FNMA)	NR/AAA	1,470,000	1,493,153
Hoffman Estates Illinois Tax Increment Revenue, 0% due 5/15/2006 (Hoffman Estates Economic Development Project; Guaranty: Sears)	Ba1/NR	3,075,000	3,057,872
Hoffman Estates Illinois Tax Increment Revenue Junior Lien, 0% due 5/15/2007	Ba1/NR	1,500,000	1,424,895
Illinois Development Finance Authority Multi Family Housing Revenue Refunding Series A, 5.55% due 7/20/2008 (Collateralized: GNMA)	NR/AAA	900,000	915,210
Illinois Development Finance Authority Pollution Control Revenue Refunding, 5.70% due 1/15/2009 (Commonwealth Edison Co. Project; Insured: MBIA)	Aaa/AAA	3,000,000	3,148,230
Illinois Development Finance Authority Pollution Series A, 7.375% due 7/1/2021 pre-refunded 7/1/2006 (Illinois Power Co. Project)	Baa2/NR	5,000,000	5,144,550
Illinois Development Finance Authority Revenue, 6.00% due 11/15/2009 (Adventist Health Project; Insured: MBIA)	Aaa/AAA	3,635,000	3,873,929
Illinois Development Finance Authority Revenue, 6.00% due 11/15/2010 (Adventist Health Project; Insured: MBIA)	Aaa/AAA	3,860,000	4,164,901
Illinois Development Finance Authority Revenue Community Rehab Providers A, 5.00% due 7/1/2006	NR/BBB	645,000	645,161
Illinois Development Finance Authority Revenue Proven a Health Series A, 5.50% due 5/15/2011 (Insured: MBIA)	Aaa/AAA	1,000,000	1,040,720
Illinois Development Finance Authority Revenue Refunding Community Rehab Providers A, 5.60% due 7/1/2006	NR/BBB	1,000,000	1,002,240
Illinois Development Finance Authority Revenue Refunding Community Rehab Providers Series A, 6.00% due 7/1/2015	NR/BBB	4,500,000	4,608,135
Illinois Development Finance Authority Revenue Series A, 5.75% due 5/15/2014 (Proven a Health Project; Insured: MBIA)	Aaa/AAA	6,035,000	6,311,162
Illinois Educational Facilities Authority Revenues Unrefunded Balance Loyola A, 6.00% due 7/1/2009 (Insured: MBIA)	Aaa/AAA	1,275,000	1,357,505
Illinois Health Facilities Authority Revenue, 5.50% due 11/15/2007 (OSF Healthcare System Project)	A2/A	915,000	936,859
Illinois Health Facilities Authority Revenue, 6.50% due 2/15/2008 (Iowa Health System Project)	A1/NR	1,290,000	1,345,651
Illinois Health Facilities Authority Revenue, 6.50% due 2/15/2009 (Iowa Health System Project)	A1/NR	1,375,000	1,459,453
Illinois Health Facilities Authority Revenue, 6.50% due 2/15/2010 (Iowa Health System Project) (ETM)	A1/NR	1,465,000	1,579,563
Illinois Health Facilities Authority Revenue, 6.00% due 2/15/2011 (Iowa Health System Project; Insured: AMBAC) (ETM)	Aaa/AAA	1,560,000	1,701,492
Illinois Health Facilities Authority Revenue Refunding, 5.00% due 8/15/2007 (University of Chicago Hospital & Health Project; Insured: MBIA)	Aaa/AAA	1,500,000	1,526,595
Illinois Health Facilities Authority Revenue Refunding, 5.00% due 8/15/2008 (University of Chicago Hospital & Health Project; Insured: MBIA)	Aaa/AAA	1,500,000	1,542,975
Illinois Health Facilities Authority Revenue Refunding, 5.50% due 11/15/2011 (Methodist Medical Center Project; Insured: MBIA)	Aaa/AAA	3,000,000	3,142,440
Illinois Health Facilities Authority Revenue University of Chicago, 5.00% due 8/15/2009 (Hospital Systems Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,037,280
Illinois Hospital District, 5.50% due 1/1/2010 (Insured: FGIC)	Aaa/AAA	1,040,000	1,098,947
Illinois State COP Central Management Department, 5.00% due 7/1/2007 (Insured: AMBAC)	Aaa/AAA	500,000	508,390
Illinois State Partners Series A, 6.00% due 7/1/2006 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,005,990
Kane County School District Number 129 Aurora West Side Refunding, 5.50% due 2/1/2012 (Insured: FGIC)	Aaa/NR	1,200,000	1,236,372
Lake County Community High School District 117 Series B, 0% due 12/1/2006 (Insured: FGIC)	Aaa/NR	2,000,000	1,953,880
Lake County Community High School District 117 Series B, 0% due 12/1/2011 (Insured: FGIC)	Aaa/NR	3,235,000	2,589,423
McHenry & Kane Counties Community Consolidated School District 158, 0% due 1/1/2010 (Insured: FGIC)	Aaa/AAA	1,000,000	866,750

18 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2006 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
McHenry & Kane Counties Il, 0% due 1/1/2012 (Insured: FGIC)	Aaa/AAA	$2,200,000	$1,748,010
Mclean & Woodford Counties School District GO, 7.375% due 12/1/2010 (Insured: FSA)	Aaa/NR	1,500,000	1,722,885
Metropolitan Pier & Exposition Authority Dedicated State Tax Revenue Series A-2002, 6.00% due 6/15/2007 pre-refunded 6/15/2006 (McCormick Place Exposition Project; Insured: AMBAC)	Aaa/AAA	1,250,000	1,281,163
Metropolitan Pier & Exposition Authority Dedicated State Tax Revenue Series A-2002 Unrefunded Balance, 6.00% due 6/15/2007 (McCormick Place Exposition Project; Insured: AMBAC)	Aaa/AAA	3,750,000	3,842,212
Naperville City, Du Page & Will Counties Economic Development Revenue, 6.10% due 5/1/2008 (Hospital & Health System Association Project; LOC: Bank One N.A.)	NR/AA-	1,895,000	1,934,018
Peoria Public Building Commission School District Facilities Revenue, 0% due 12/1/2007 (Insured: FGIC)	Aaa/NR	1,100,000	1,034,682
University of Illinois COP Series A, 5.00% due 8/15/2019 pre-refunded 8/15/2011 (Utility Infrastructure Project)	Aaa/AAA	5,235,000	5,547,896
University of Illinois Revenues, 0% due 10/1/2006 (Insured: MBIA)	Aaa/AAA	6,300,000	6,190,758
INDIANA — 7.20%
Allen County Economic Development Revenue, 5.00% due 12/30/2012 (Indiana Institute of Technology Project)	NR/NR	1,370,000	1,401,387
Allen County Economic Development Revenue First Mortgage, 5.30% due 12/30/2006 (Indiana Institute of Technology Project)	NR/NR	690,000	696,776
Allen County Economic Development Revenue First Mortgage, 5.60% due 12/30/2009 (Indiana Institute of Technology Project)	NR/NR	1,110,000	1,158,229
Allen County Jail Building Corp. First Mortgage, 5.75% due 10/1/2010 (ETM)	Aa3/NR	1,115,000	1,208,961
Allen County Jail Building Corp. GO, 5.00% due 10/1/2011 (Insured: XLCA)	Aaa/AAA	2,390,000	2,511,770
Allen County Jail Building Corp. GO, 5.00% due 10/1/2012 (Insured: XLCA)	Aaa/AAA	1,275,000	1,342,498
Allen County Jail Building Corp. GO, 5.00% due 10/1/2014 (Insured: XLCA)	Aaa/AAA	1,000,000	1,056,690
Allen County Jail Building Corp. GO, 5.00% due 10/1/2015 (Insured: XLCA)	Aaa/AAA	1,480,000	1,564,834
Allen County Jail Building Corp. GO, 5.00% due 10/1/2016 (Insured: XLCA)	Aaa/AAA	1,520,000	1,603,843
Allen County Redevelopment District Tax Series A, 5.00% due 11/15/2016	A3/NR	1,000,000	1,025,060
Ball State University Revenues Student Fee Series K, 5.75% due 7/1/2012 (Insured: FGIC)	Aaa/AAA	1,000,000	1,092,250
Boone County Hospital Association Lease Revenue, 5.00% due 1/15/2007 (ETM)	Aaa/AAA	1,085,000	1,096,968
Boonville Junior High School Building Corp. Revenue, 0% due 7/1/2010 (State Aid Withholding)	NR/A	850,000	701,191
Boonville Junior High School Building Corp. Revenue, 0% due 1/1/2011 (State Aid Withholding)	NR/A	850,000	682,635
Boonville Junior High School Building Corp. Revenue Refunding, 0% due 7/1/2011 (State Aid Withholding)	NR/A	950,000	744,772
Brownsburg 1999 School Building, 5.00% due 2/1/2011 (Insured: FSA)	Aaa/AAA	1,720,000	1,810,661
Brownsburg 1999 School Building, 5.00% due 8/1/2011 (Insured: FSA)	Aaa/AAA	1,835,000	1,938,219
Brownsburg 1999 School Building, 5.25% due 2/1/2012 (Insured: FSA)	Aaa/AAA	1,880,000	2,011,675
Brownsburg 1999 School Building, 5.25% due 8/1/2012 (Insured: FSA)	Aaa/AAA	1,755,000	1,884,186
Carmel Indiana Redevelopment Authority Lease Capital Appreciation Performing Arts, 0% due 2/1/2015	Aa2/AA	1,575,000	1,060,132
Center Grove 2000 Building First Mortgage, 5.00% due 7/15/2009 (Insured: AMBAC) (ETM)	Aaa/AAA	1,175,000	1,222,564
Center Grove 2000 Building First Mortgage, 5.00% due 7/15/2010 (Insured: AMBAC) (ETM)	Aaa/AAA	1,135,000	1,192,964
Dekalb County Redevelopment Authority Lease Rental Revenue Refunding, 5.00% due 1/15/2011 (Mini Mill Local Public Improvement Project; Insured: XLCA)	Aaa/AAA	1,015,000	1,060,036
Dekalb County Redevelopment Authority Lease Rental Revenue Refunding, 5.00% due 1/15/2012 (Mini Mill Local Public Improvement Project; Insured: XLCA)	Aaa/AAA	1,000,000	1,047,370
Dekalb County Redevelopment Authority Lease Rental Revenue Refunding, 5.25% due 1/15/2013 (Mini Mill Local Public Improvement Project; Insured: XLCA)	Aaa/AAA	1,000,000	1,063,800
Dekalb County Redevelopment Authority Lease Rental Revenue Refunding, 5.25% due 1/15/2014 (Mini Mill Local Public Improvement Project; Insured: XLCA)	Aaa/AAA	1,000,000	1,060,070
Eagle Union Middle School Building Corp., 5.50% due 7/15/2009 (ETM)	Aaa/AAA	910,000	960,805
Elberfeld J. H. Castle School Building Corp. Indiana First Mortgage Refunding, 0% due 7/5/2008 (Insured: MBIA)	NR/AAA	1,860,000	1,709,712

Certified Semi-Annual Report 19

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2006 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Evansville Vanderburgh Refunding, 5.00% due 7/15/2014 (Insured: AMBAC)	Aaa/AAA	$1,000,000	$1,061,780
Evansville Vanderburgh Refunding, 5.00% due 7/15/2015 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,063,160
Goshen Multi School Building Corp. First Mortgage, 5.20% due 7/15/2007 (Insured: MBIA)	Aaa/AAA	965,000	984,223
Hammond Multi-School Building Corp. First Mortgage Refunding Bond Series 1997, 6.00% due 7/15/2008 (Lake County Project; State Aid Withholding)	NR/A	2,305,000	2,384,592
Huntington Economic Development Revenue, 6.00% due 11/1/2006 (United Methodist Membership Project)	NR/NR	200,000	201,830
Huntington Economic Development Revenue, 6.15% due 11/1/2008 (United Methodist Membership Project)	NR/NR	700,000	724,647
Huntington Economic Development Revenue, 6.20% due 11/1/2010 (United Methodist Membership Project)	NR/NR	790,000	817,776
Indiana Health Facility Financing Authority Hospital Revenue Series D, 5.00% due 11/1/2026 pre-refunded 11/1/2007	Aaa/NR	1,600,000	1,631,024
Indiana State Educational Facilities Authority Revenue, 5.75% due 10/1/2009 (University of Indianapolis Project)	NR/A-	670,000	705,262
Indiana University Revenues Refunding, 0% due 8/1/2007 (Insured: AMBAC)	Aaa/AAA	2,500,000	2,381,250
Indianapolis Airport Authority Revenue Refunding Series A, 5.35% due 7/1/2007 (Insured: FGIC)	Aaa/AAA	1,100,000	1,122,176
Indianapolis Local Public Improvement Bond Bank Transportation Revenue, 0% due 7/1/2006 (ETM)	Aa2/AA-	1,240,000	1,229,460
Indianapolis Local Public Improvement Bond Waterworks Project Series F, 5.00% due 1/1/2015 (Insured: MBIA)	Aaa/AAA	1,000,000	1,064,790
Indianapolis Local Public Improvement Bond Waterworks Project Series F, 5.00% due 7/1/2015 (Insured: MBIA)	Aaa/AAA	1,000,000	1,066,260
Indianapolis Resource Recovery Revenue Refunding, 6.75% due 12/1/2006 (Ogden Martin Systems, Inc. Project; Insured: AMBAC)	Aaa/AAA	2,000,000	2,038,640
Knox Middle School Building Corp. First Mortgage, 6.00% due 7/15/2008 (Insured: FGIC)	Aaa/AAA	855,000	897,297
Knox Middle School Building Corp. First Mortgage, 6.00% due 7/15/2009 (Insured: FGIC)	Aaa/AAA	455,000	486,049
Madison Schools Lydia Middleton Building Corp., 5.00% due 7/15/2014 (Insured: FGIC)	Aaa/AAA	1,200,000	1,275,000
Madison Schools Lydia Middleton Building Corp., 5.00% due 7/15/2015 (Insured: FGIC)	Aaa/AAA	1,250,000	1,329,937
Monroe County Community School Building Corp. Revenue Refunding, 5.00% due 1/15/2007 (Insured: AMBAC)	Aaa/AAA	625,000	630,113
Mount Vernon of Hancock County Refunding First Mortgage, 5.00% due 7/15/2013 (Insured: MBIA)	Aaa/AAA	1,055,000	1,115,462
Mount Vernon of Hancock County Refunding First Mortgage, 5.00% due 7/15/2014 (Insured: MBIA)	Aaa/AAA	1,135,000	1,202,669
Mount Vernon of Hancock County Refunding First Mortgage, 5.00% due 7/15/2015 (Insured: MBIA)	Aaa/AAA	1,140,000	1,209,301
Mount Vernon Pollution Control & Waste, 3.17% due 12/1/2014 put 4/3/2006 (General Electric Co. Project) (daily demand notes)	Aaa/AAA	3,200,000	3,200,000
Northwestern School Building Corp., 5.00% due 7/15/2011 (State Aid Withholding)	Aaa/AAA	1,240,000	1,304,430
Perry Township Multi School Building Refunding, 5.00% due 1/10/2013 (Insured: FSA)	Aaa/NR	1,225,000	1,293,208
Perry Township Multi School Building Refunding, 5.00% due 7/10/2013 (Insured: FSA)	Aaa/NR	2,025,000	2,140,992
Perry Township Multi School Building Refunding, 5.00% due 7/10/2014 (Insured: FSA)	Aaa/NR	2,130,000	2,256,948
Peru Community School Corp. Refunding First Mortgage, 0% due 7/1/2010 (State Aid Withholding)	NR/A	835,000	688,817
Plainfield Indiana Community High School Building Corp. First Mtg, 5.00% due 1/15/2015 (Insured: FGIC)	Aaa/AAA	1,445,000	1,534,373
Rockport Pollution Control Revenue Series C, 2.625% due 4/1/2025 put 10/1/2006 (Indiana Michigan Power Co. Project)	Baa2/BBB	4,030,000	3,991,957
Warren Township Vision 2005, 5.00% due 7/10/2015 (Insured: FGIC)	Aaa/AAA	2,095,000	2,224,555
Wawasee Community School Corp. First Mortgage, 5.50% due 7/15/2010 (State Aid Withholding) (ETM)	NR/AA	995,000	1,060,043
Wawasee Community School Corp. First Mortgage, 5.50% due 7/15/2011 (State Aid Withholding) (ETM)	NR/AA	1,095,000	1,177,826
West Clark 2000 School Building Corp., 5.25% due 1/15/2013 (Insured: MBIA)	Aaa/AAA	1,235,000	1,326,513
West Clark 2000 School Building Corp., 5.25% due 7/15/2013 (Insured: MBIA)	Aaa/AAA	1,305,000	1,405,289
West Clark 2000 School Building Corp., 5.25% due 1/15/2014 (Insured: MBIA)	Aaa/AAA	1,335,000	1,438,983
West Clark School Building Corp. First Mortgage, 5.75% due 7/15/2011 (Insured: FGIC)	Aaa/AAA	2,080,000	2,267,138
Westfield Elementary School Building Corp. First Mortgage Series 1997, 6.80% due 7/15/2007 (ETM)	Aaa/AAA	1,130,000	1,158,792
Whitko Indiana Middle School Building Corp. Refunding, 5.35% due 7/15/2007 (Insured: FSA)	Aaa/AAA	990,000	1,004,286

20 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2006 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
IOWA — 2.51%
Ankeny Community School District Sales & Services Tax Revenue, 5.00% due 7/1/2010	NR/A+	$2,900,000	$3,007,532
Des Moines Limited Obligation Revenue, 4.00% due 12/1/2015 put 12/1/2006 (Des Moines Parking Associates Project; LOC: Wells Fargo Bank)	NR/NR	3,180,000	3,173,354
Dubuque Iowa Community School District Series B, 5.00% due 1/1/2013	NR/NR	1,600,000	1,612,672
Dubuque Iowa Community School District Series B, 5.00% due 7/1/2013	NR/NR	1,640,000	1,652,349
Iowa Finance Authority Commercial Development Revenue Refunding, 5.75% due 4/1/2014 put 4/1/2010 (Governor Square Project; Insured: AXA)	NR/AA-	6,650,000	6,871,511
Iowa Finance Authority Hospital Facility Revenue, 6.50% due 2/15/2007 (Iowa Health Services Project)	A1/NR	435,000	444,205
Iowa Finance Authority Hospital Facility Revenue, 6.50% due 2/15/2009 (Iowa Health Services Project)	A1/NR	1,825,000	1,937,091
Iowa Finance Authority Hospital Facility Revenue, 6.50% due 2/15/2010 (Iowa Health Services Project)	A1/NR	1,955,000	2,107,881
Iowa Finance Authority Hospital Facility Revenue, 6.00% due 2/15/2011 pre-refunded 2/15/2010 (Iowa Health Services Project; Insured: AMBAC)	Aaa/AAA	3,145,000	3,424,905
Iowa Finance Authority Revenue Trinity Health Series B, 5.75% due 12/1/2007	Aa3/AA-	1,430,000	1,474,845
Iowa Finance Authority Revenue Trinity Health Series B, 5.75% due 12/1/2010	Aa3/AA-	3,295,000	3,510,460
Tobacco Settlement Authority, 5.30% due 6/1/2025	Baa3/AAA	2,695,000	2,870,687
KANSAS — 0.04%
Dodge Unified School District 443 Ford County, 8.25% due 9/1/2006 (Insured: FSA)	Aaa/AAA	500,000	509,540
KENTUCKY — 1.38%
Kentucky Economic Development Finance Authority Refunding & Improvement Series A, 5.00% due 2/1/2010 (Ashland Hospital Project; Insured: FSA)	Aaa/AAA	1,000,000	1,040,860
Kentucky Economic Development Finance Authority Series C, 5.35% due 10/1/2009 (Norton Healthcare Project; Insured: MBIA)	Aaa/AAA	7,400,000	7,772,590
Kentucky Economic Development Finance Authority Series C, 5.40% due 10/1/2010 (Norton Healthcare Project; Insured: MBIA)	Aaa/AAA	7,830,000	8,313,816
Kentucky State Turnpike Authority Resources Recovery Revenue, 0% due 7/1/2006 (Insured: FGIC)	Aaa/AAA	390,000	386,607
Louisville Water Revenue Refunding, 6.00% due 11/15/2006 (ETM)	Aaa/AAA	150,000	152,128
LOUISIANA — 2.77%
England District, 5.00% due 8/15/2010 (Insured: FGIC)	Aaa/AAA	1,000,000	1,045,340
Jefferson Sales Tax District Special Sales Tax Revenue, 5.25% due 12/1/2006 (Insured: AMBAC)	Aaa/AAA	1,440,000	1,455,883
Jefferson Sales Tax District Special Sales Tax Revenue, 5.25% due 12/1/2007 (Insured: AMBAC)	Aaa/AAA	1,515,000	1,553,769
Louisiana Local Govt. Environmental Facilities & Community Dev. Auth. Multi Family Revenue Series A, 5.00% due 9/1/2012 (Bellemont Apartments Project)	Baa1/NR	1,000,000	993,460
Louisiana PFA Revenue, 5.375% due 12/1/2008 (Wynhoven Health Care Center Project; Guaranty: Archdiocese of New Orleans)	NR/NR	1,425,000	1,428,563
Louisiana Public Facilities Authority Hospital Revenue Refunding Series A, 5.50% due 7/1/2010 (Franciscan Missionaries Project; Insured: FSA)	Aaa/AAA	1,000,000	1,057,230
Louisiana Public Facilities Authority Revenue, 5.75% due 10/1/2008 (Loyola University Project)	A1/A+	1,000,000	1,024,260
Louisiana Public Facilities Authority Revenue, 4.00% due 4/1/2006 (Loyola University Project)	A1/A+	1,085,000	1,085,000
Louisiana Public Facilities Authority Revenue, 5.50% due 10/1/2006 (Loyola University Project)	A1/A+	1,280,000	1,286,451
Louisiana State Correctional Facility Lease, 5.00% due 12/15/2008 (Insured: Radian)	NR/AA	7,135,000	7,312,519
Louisiana State Office Facilities Corp., 5.50% due 5/1/2013 (Capitol Complex Project; Insured: AMBAC)	Aaa/AAA	1,150,000	1,230,546
Louisiana State Offshore Terminal Authority Deepwater Port Revenue, 4.375% due 10/1/2020 put 6/1/2007 (Loop LLC Project)	A3/A-1	2,350,000	2,354,394
Louisiana State Offshore Terminal Refunding Series D, 4.00% due 9/1/2023 put 9/1/2008 (Loop LLC Project)	A3/A	5,000,000	4,953,000
Louisiana State Series A, 5.50% due 11/15/2008 (Insured: FGIC)	Aaa/AAA	1,980,000	2,068,447
Monroe Louisiana Sales Tax Increment Garrett Road Economic Development Area, 5.00% due 3/1/2017 (Insured: Radian)	Aa3/AA	1,505,000	1,556,140
New Orleans Parish School Board, 0% due 2/1/2008 (ETM)	NR/AAA	4,615,000	4,048,370

Certified Semi-Annual Report 21

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2006 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
New Orleans Refunding, 0% due 9/1/2006 (Insured: AMBAC)	Aaa/AAA	$1,000,000	$984,740
MARYLAND — 0.67%
Baltimore Maryland, 7.00% due 10/15/2009 (Insured: MBIA)	Aaa/AAA	580,000	643,092
Howard County Retirement Community Revenue Series A, 7.25% due 5/15/2015pre-refunded 5/15/2010	NR/AAA	1,000,000	1,159,050
Howard County Retirement Community Revenue Series A, 7.875% due 5/15/2021 pre-refunded 5/15/2010	NR/AAA	2,500,000	2,954,675
Maryland State Health High Educational Facilities Refunding, 6.00% due 7/1/2009 (John Hopkins University Project)	Aa2/AA	3,605,000	3,859,910
MASSACHUSETTS — 3.38%
Massachusetts Development Finance Agency Resource Recovery Revenue Series A, 5.50% due 1/1/2011 (Insured: MBIA)	Aaa/AAA	3,470,000	3,706,828
Massachusetts Development Finance Agency Resource Recovery Revenue Series B, 5.625% due 1/1/2012 (Insured: MBIA)	Aaa/AAA	1,240,000	1,341,841
Massachusetts State 1999 to 2021 Refunding Series B, 6.50% due 8/1/2008 (ETM)	Aa2/AA	2,000,000	2,116,980
Massachusetts State Construction Loan Series C, 5.00% due 9/1/2015	Aa2/AA	10,000,000	10,667,100
Massachusetts State Construction Loan Series D, 6.00% due 11/1/2013 (Insured: MBIA)	Aaa/AAA	1,000,000	1,126,680
Massachusetts State Health & Educational Berkshire Health Systems Series F, 5.00% due 10/1/2011 (Insured: Assured Guaranty)	NR/AAA	2,345,000	2,460,937
Massachusetts State Health & Educational Berkshire Health Systems Series F, 5.00% due 10/1/2012 (Insured: Assured Guaranty)	NR/AAA	2,330,000	2,447,921
Massachusetts State Health & Educational Berkshire Health Systems Series F, 5.00% due 10/1/2013 (Insured: Assured Guaranty)	NR/AAA	3,215,000	3,381,119
Massachusetts State Health & Educational Series H, 5.375% due 5/15/2012 (New England Medical Center Hospital Project; Insured: FGIC)	Aaa/AAA	3,415,000	3,653,811
Massachusetts State Industrial Finance Agency, 5.90% due 7/1/2027 pre-refunded 7/1/2007 (Dana Hall School Project)	Baa2/BBB	1,220,000	1,275,876
Massachusetts State Industrial Finance Agency Capital Appreciation Biomedical A, 0% due 8/1/2010	Aa3/A+	10,000,000	8,429,100
Massachusetts State Refunding GO Series A, 6.00% due 11/1/2008	Aaa/AAA	1,000,000	1,056,060
Massachusetts State Refunding Series A, 5.50% due 1/1/2010	Aa2/AA	1,500,000	1,590,945
MICHIGAN — 2.60%
Dearborn Economic Development Corp. Oakwood Obligation Group Series A, 5.75% due 11/15/2015 (Insured: FGIC)	Aaa/AAA	2,450,000	2,502,405
Detroit Convention Facility, 5.25% due 9/30/2007	NR/A	1,000,000	1,020,800
Detroit Michigan Series A, 6.00% due 4/1/2007 (ETM)	Aaa/AAA	1,405,000	1,438,664
Dickinson County Healthcare Systems Hospital Revenue Refunding, 5.50% due 11/1/2013 (Insured: ACA)	NR/A	2,500,000	2,620,025
Jackson County Hospital Finance Authority Hospital Revenue Series A, 5.00% due 6/1/2006 (W.A. Foote Memorial Hospital Project; Insured: AMBAC)	Aaa/NR	1,670,000	1,673,975
Michigan Hospital Finance Authority Revenue, 5.375% due 7/1/2012 (Insured: FSA)	Aaa/AAA	2,000,000	2,036,020
Michigan Hospital Finance Authority Revenue Series A, 5.375% due 11/15/2033 put 11/15/2007 (Ascension Health Project)	Aa2/A-1+	10,000,000	10,242,400
Michigan State COP Series A, 5.00% due 9/1/2031 put 9/1/2011	Aaa/AAA	5,000,000	5,246,150
Michigan State Strategic Fund Refunding Detroit Educational, 4.85% due 9/1/2030 put 9/1/2011 (Insured: AMBAC)	Aaa/NR	2,075,000	2,158,021
Missouri State Health & Educational Facilities Authority Revenue Series A, 5.00% due 6/1/2011	NR/AA-	1,000,000	1,043,500
Oakland County Economic Development Corp. Limited, 5.50% due 6/1/2014 pre-refunded 6/1/2007 (LOC: First America Bank)	Aa3/NR	1,000,000	1,041,200
Oxford Area Community School District, 5.00% due 5/1/2012 (Guaranty: School Bond Loan Fund)	Aa2/AA	800,000	844,568
Summit Academy North Michigan School District, 8.75% due 7/1/2030 pre-refunded 7/1/2010	NR/NR	1,100,000	1,302,532

22 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2006 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
MINNESOTA — 0.32%
Minneapolis St. Paul Health Care Systems, 5.25% due 12/1/2012 (Healthpartners Obligation Group Project)	Baa1/BBB+	$1,000,000	$1,051,660
Minneapolis St. Paul Health Care Systems, 5.25% due 12/1/2013 (Healthpartners Obligation Group Project)	Baa1/BBB+	1,500,000	1,582,320
University of Minnesota Refunding Series A, 5.50% due 7/1/2006	Aaa/AA	1,450,000	1,457,163
MISSISSIPPI — 0.92%
De Soto County School District Trust Certificates, 5.00% due 12/1/2015 (Insured: MBIA)	Aaa/NR	1,000,000	1,036,600
Gautier Utility District Systems Revenue Refunding, 5.50% due 3/1/2012 (Insured: FGIC)	Aaa/NR	1,020,000	1,098,193
Hattiesburg Water & Sewer Revenue Refunding Systems, 5.20% due 8/1/2006 (Insured: AMBAC)	Aaa/AAA	700,000	703,612
Mississippi Hospital Equipment & Facilities Authority Revenue, 6.50% due 5/1/2006 (Refunding Mississippi Baptist Medical Center; Insured: MBIA)	Aaa/AAA	1,000,000	1,002,210
Mississippi Hospital Equipment & Facilities Authority Revenue Refunding, 6.00% due 1/1/2015 (Forrest County General Hospital Project; Insured: FSA)	Aaa/NR	1,365,000	1,481,530
Mississippi Hospital Equipment & Facilities Baptist Memorial Health B2, 3.50%due 9/1/2022 put 10/1/2006	NR/NR	3,500,000	3,493,490
Mississippi State, 6.20% due 2/1/2008 (ETM)	Aaa/AAA	2,000,000	2,076,280
Ridgeland Multi Family Housing Revenue, 4.95% due 10/1/2007 (Collateralized: FNMA)	NR/AAA	875,000	878,719
MISSOURI — 0.43%
Missouri Development Finance Board Healthcare Facilities Revenue Series A, 4.80% due 11/1/2012 (Lutheran Home Aged Project; LOC: Commerce Bank)	Aa3/NR	1,275,000	1,288,196
Springfield COP, 5.20% due 6/1/2006 (Law Enforcement Communication Project)	Aa3/NR	840,000	842,235
Springfield COP, 5.25% due 6/1/2007 (Law Enforcement Communication Project)	Aa3/NR	840,000	855,204
St. Louis County Refunding, 5.00% due 8/15/2007 (Convention & Sports Facility Project B 1; Insured: AMBAC)	Aaa/AAA	2,495,000	2,541,432
MONTANA — 1.24%
Forsyth Pollution Control Revenue Refunding, 5.00% due 10/1/2032 put 12/30/2008 (Insured: AMBAC)	Aaa/AAA	11,440,000	11,740,414
Forsyth Pollution Control Revenue Refunding, 5.20% due 5/1/2033 put 5/1/2009 (Portland General Project)	Baa1/BBB+	4,000,000	4,099,640
NEBRASKA — 0.67%
Madison County Hospital Authority Revenue 1, 5.25% due 7/1/2010 (Faith Regional Health Services Project; Insured: Radian)	NR/AA	1,455,000	1,526,498
Madison County Hospital Authority Revenue 1, 5.50% due 7/1/2012 (Faith Regional Health Services Project; Insured: Radian)	NR/AA	1,625,000	1,734,379
Omaha Public Power District Nebraska Electric Revenue Refunding Systems B, 5.00% due 2/1/2013	Aa2/AA	5,000,000	5,297,100
NEVADA — 1.26%
Clark County Nevada School District Series D, 5.00% due 6/15/2015 (Insured: MBIA)	Aaa/AAA	1,000,000	1,057,670
Humboldt County Pollution Control Revenue Refunding, 6.55% due 10/1/2013 (Sierra Pacific Project; Insured:AMBAC)	Aaa/AAA	5,000,000	5,102,500
Las Vegas Special Refunding Local Improvement District 707 Series A, 5.125% due 6/1/2011 (Insured: FSA)	Aaa/AAA	1,695,000	1,771,834
Nevada Housing Division FNMA Multi Family Certificate A, 4.80% due 4/1/2008 (Collateralized: FNMA)	NR/AAA	230,000	229,761
Nevada State GO Colorado River Commission Power Delivery A, 7.00% due 9/15/2008 pre-refunded 9/15/2007	Aa1/AA	840,000	880,370
Sparks Redevelopment Agency Tax Allocation Revenue Refunding Series A, 5.75% due 1/15/2009 (Insured: Radian)	NR/AA	1,000,000	1,047,220

Certified Semi-Annual Report 23

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2006 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Sparks Redevelopment Agency Tax Allocation Revenue Refunding Series A, 5.75% due 1/15/2010 (Insured: Radian)	NR/AA	$1,000,000	$1,058,860
Sparks Redevelopment Agency Tax Allocation Revenue Refunding Series A, 5.75% due 1/15/2011 (Insured: Radian)	NR/AA	1,285,000	1,366,161
Washoe County School District, 5.50% due 6/1/2008 (Insured: FSA)	Aaa/AAA	3,500,000	3,634,505
NEW HAMPSHIRE — 0.40%
Manchester Housing & Redevelopment Authority Series A, 6.05% due 1/1/2012 (Insured: ACA)	NR/A	1,500,000	1,601,610
New Hampshire Industrial Development Authority Revenue, 3.75% due 12/1/2009 (Central Vermont Public Services Project; LOC: Citizens Bank)	Aa2/AA-	2,880,000	2,874,701
New Hampshire System Revenue Series A, 7.00% due 11/1/2006 (Insured: FGIC)	Aaa/AAA	665,000	678,034
NEW JERSEY — 2.32%
New Jersey Economic Development Authority Revenue Cigarette Tax, 5.00% due 6/15/2010 (Insured: FSA)	Aaa/AAA	1,000,000	1,045,030
New Jersey Economic Development Authority Revenue Cigarette Tax, 5.00% due 6/15/2012 (Insured: FGIC)	Aaa/AAA	7,375,000	7,781,731
New Jersey State Transportation Corp. Fed Transportation Administration Grants Series A, 5.50% due 9/15/2013 (Insured: AMBAC)	Aaa/AAA	7,650,000	8,334,905
New Jersey State Transport Trust Fund Authority Series C, 5.25% due 6/15/2013 (Transportation Systems Project; Insured: MBIA)	Aaa/AAA	5,000,000	5,382,400
New Jersey State Transportation Corp. Series A, 5.25% due 9/15/2013 (Insured: AMBAC)	Aaa/AAA	5,000,000	5,378,050
Newark Housing Authority Port Authority Rental Backed, 5.00% due 1/1/2010 (Newark Marine Terminal Redevelopment Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,044,000
Pequannock River Basin Regional Sewage Authority Refunding Series M, 5.00% due 12/1/2006 (Sewer Revenue Project; Insured: MBIA)	Aaa/NR	630,000	636,174
NEW MEXICO — 1.87%
Albuquerque Joint Water & Sewage Systems Revenue Refunding & Improvement Series A, 5.25% due 7/1/2011	Aa3/AA	1,135,000	1,213,712
Farmington Pollution Control Revenue, 3.15% due 9/1/2024 put 4/3/2006 (LOC: Barclays Bank) (daily demand notes)	P1/A-1+	4,260,000	4,260,000
Farmington Utility Systems Revenue Refunding Series A, 5.00% due 5/15/2011 (Insured: FSA)	Aaa/AAA	3,000,000	3,170,010
Gallup Pollution Control Revenue Refunding Tri State Generation, 5.00% due 8/15/2012 (Insured: AMBAC)	Aaa/AAA	3,345,000	3,524,259
New Mexico Highway Commission Revenue Subordinated Lien Tax Series B, 5.00% due 6/15/2011 (Insured: AMBAC) (ETM)	Aaa/AAA	4,865,000	5,127,321
New Mexico State University Revenues Refunding & Improvement, 4.00% due 4/1/2006 (Insured: FSA)	Aaa/AAA	1,260,000	1,260,000
Santa Fe Utility Revenue Refunding Series A, 5.35% due 6/1/2011 (Insured: AMBAC)	Aaa/AAA	1,230,000	1,245,584
University of New Mexico Hospital Mortgage Revenue Bonds, 5.00% due 1/1/2011 (Insured: FSA & FHA)	Aaa/AAA	1,790,000	1,873,736
University of New Mexico Hospital Mortgage Revenue Bonds, 5.00% due 7/1/2011 (Insured: FSA & FHA)	Aaa/AAA	2,065,000	2,167,775
NEW YORK — 6.89%
Brookhaven Industrial Development Agency Revenue, 4.375% due 11/1/2031 put 11/1/2006 (Methodist Retirement Community Project; LOC: Northfork Bank)	A1/A-	1,600,000	1,604,768
Hempstead Town Industrial Development Agency Resource Recovery Revenue, 5.00% due 12/1/2007 (American Ref-Fuel Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,021,300
Hempstead Town Industrial Development Agency Resource Recovery Revenue , 5.00% due 12/1/2008 (American Ref-Fuel Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,027,690
Long Island Power Authority Electric Systems Revenue General Series A, 6.00% due 12/1/2007 (Insured: AMBAC)	Aaa/AAA	2,285,000	2,372,881
Long Island Power Authority General Series B, 5.00% due 12/1/2006	A3/A-	7,000,000	7,069,020

24 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2006 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Metropolitan Transportation Authority New York Revenue Series B, 5.00% due 11/15/2007	A2/A	$5,000,000	$5,109,550
Metropolitan Transportation Authority New York Service Series B, 5.25% due 7/1/2007	A1/AA-	4,535,000	4,622,616
Monroe County Industrial Development Agency, 5.375% due 6/1/2007 (St. John Fisher College Project; Insured: Radian)	NR/AA	1,050,000	1,068,795
New York City, 3.16% due 8/1/2017 put 4/3/2006 (LOC: JPM) (daily demand notes)	VMIG1/A-1+	550,000	550,000
New York City Municipal Water Finance Authority Water & Sewer Systems Revenue Series C, 3.16% due 6/15/2022 put 4/3/2006 (daily demand notes)	VMIG1/A-1+	1,000,000	1,000,000
New York City GO, Series G, 5.25% due 8/1/2016	A1/A+	4,000,000	4,128,840
New York City Housing Development Corp. Multi Family Housing Revenue Refunding Series A, 5.50% due 11/1/2009	Aa2/AA	185,000	185,080
New York City Industrial Development Agency Civic Facility Series A, 5.25% due 6/1/2011 (Lycee Francais De New York Project; Insured: ACA)	NR/A	2,215,000	2,315,915
New York City Industrial Development Agency Civic Facility Series A, 5.25% due 6/1/2012 (Lycee Francais De New York Project; Insured: ACA)	NR/A	2,330,000	2,442,865
New York City Transitional Finance Authority Facilities Refunding Series A 1, 5.00% due 11/1/2014	Aa1/AAA	2,000,000	2,139,080
New York City Transitional Finance Authority Facilities Refunding Series A 1, 5.00% due 11/1/2015	Aa1/AAA	1,500,000	1,607,640
New York City Transitional Refunding Future Tax Series A1, 5.00% due 11/1/2012	Aa1/AAA	5,000,000	5,319,450
New York Dormitory Authority, 6.00% due 7/1/2007 (Champlain Valley Physicians Project; Insured: Connie Lee)	NR/AAA	1,040,000	1,069,276
New York Dormitory Authority, 5.00% due 11/1/2012 (Insured: SONYMA)	Aa1/NR	2,000,000	2,085,220
New York Dormitory Authority Revenues Mental Health Services Facilities Improvement B, 5.00% due 8/15/2010 (Insured: MBIA)	Aaa/AAA	1,600,000	1,679,760
New York Dormitory Authority Revenues Series B, 5.25% due 11/15/2026 put 5/15/2012 (Insured: AMBAC)	Aaa/AAA	4,000,000	4,282,400
New York Series B, 5.50% due 8/1/2011 (Insured: MBIA)	Aaa/AAA	1,000,000	1,080,570
New York Series B, 3.16% due 8/15/2018 put 4/3/2006 (daily demand notes)	VMIG1/A-1+	1,000,000	1,000,000
New York State Dormitory Authority Aids Long Term Health Facilities, 5.00% due 11/1/2013 (Insured: SONYMA)	Aa1/NR	4,600,000	4,796,006
New York State Dormitory Authority Aids Long Term Health Facilities, 5.00% due 11/1/2014 (Insured: SONYMA)	Aa1/NR	1,500,000	1,563,915
New York State Dormitory Authority Revenue Hospital Series A, 5.25% due 8/15/2013 (Presbyterian Hospital; Insured: FHA & FSA)	Aaa/AAA	3,800,000	4,073,676
New York State Dormitory Authority Revenue Refunding, 5.00% due 2/15/2010 (Wyckoff Heights Project; Insured: AMBAC)	Aaa/AAA	4,870,000	5,045,223
New York State Dormitory Authority Revenues, 5.00% due 7/1/2007 (City University Systems Project)	A1/AA-	3,500,000	3,553,165
New York State Dormitory Authority Revenues, 5.50% due 7/1/2012 (South Nassau Community Hospital B Project)	Baa1/NR	1,820,000	1,936,917
New York State Dormitory Authority Revenues, 5.50% due 7/1/2013 (South Nassau Community Hospital B Project)	Baa1/NR	1,500,000	1,601,370
New York State Dormitory Authority Revenues Secured Hospital Interfaith Medical Center Series D, 5.75% due 2/15/2008 (Insured: FSA)	A1/AA-	2,515,000	2,602,245
New York State Housing Finance Service Contract Series A, 6.25% due 9/15/2010 pre-refunded 9/15/2007	A1/AAA	1,920,000	1,984,032
Oneida County Industrial Development Agency Series C, 6.00% due 1/1/2009 (Civic Facility Faxton Hospital Project; Insured: Radian)	NR/AA	710,000	747,715
Tobacco Settlement Financing Corp. Asset Backed Series B-1C, 5.25% due 6/1/2013	A1/AA-	2,000,000	2,061,760
Tobacco Settlement Financing Corp. New York Revenue Asset Backed Series A-1C, 5.25% due 6/1/2012 (Secured: State Contingency Contract)	A1/AA-	1,190,000	1,193,332
Tobacco Settlement Financing Corp. New York Revenue Asset Backed Series B-1C, 5.25% due 6/1/2013 (Insured: XLCA)	Aaa/AAA	2,000,000	2,063,440

Certified Semi-Annual Report 25

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2006 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
NORTH CAROLINA — 2.38%
Cabarrus County COP Installment Financing Contract, 4.50% due 2/1/2007 (Insured: AMBAC)	Aaa/AAA	$1,100,000	$1,108,217
North Carolina Eastern Municipal Power Agency Power Systems Revenue, 6.125% due 1/1/2009 (Insured: MBIA)	Aaa/AAA	2,860,000	3,035,718
North Carolina Eastern Municipal Power Agency Power Systems Revenue Refunding Series D, 5.375% due 1/1/2011	Baa2/BBB	3,000,000	3,170,010
North Carolina Eastern Municipal Power Agency Power Systems Revenue Series C, 5.25% due 1/1/2012	Baa2/BBB	650,000	686,881
North Carolina Eastern Municipal Power Agency Power Systems Series A, 5.50% due 1/1/2012	Baa2/BBB	1,000,000	1,069,420
North Carolina Eastern Municipal Power Agency Power Systems Series C, 5.25% due 1/1/2013	Baa2/BBB	1,055,000	1,118,184
North Carolina Infrastructure North Carolina State Correctional Facilities PJ A, 5.00% due 2/1/2016	Aa2/AA+	5,000,000	5,260,300
North Carolina Municipal Power Agency 1 Catawba Electric Revenue, 6.00% due 1/1/2010 (Insured: MBIA)	Aaa/AAA	2,400,000	2,584,488
North Carolina Municipal Power Agency 1 Catawba Electric Revenue Series A, 5.50% due 1/1/2013	A3/BBB+	2,505,000	2,680,826
North Carolina Municipal Power Agency 1 Catawba Electric Revenue Series B, 6.375% due 1/1/2013	A3/BBB+	1,000,000	1,081,410
North Carolina Municipal Power Agency Series A, 6.00% due 1/1/2007 (Insured: MBIA)	Aaa/AAA	3,400,000	3,460,146
North Carolina Municipal Power Agency Series A, 6.00% due 1/1/2008 (Insured: MBIA)	Aaa/AAA	3,900,000	4,052,412
University of North Carolina Systems Pool Revenue Refunding Series B, 5.00% due 4/1/2012 (Insured: AMBAC)	Aaa/AAA	1,030,000	1,094,911
OHIO — 3.22%
Akron COP Refunding, 5.00% due 12/1/2013 (Insured: Assured Guaranty)	Aa1/AAA	3,000,000	3,148,350
Akron COP Refunding, 5.00% due 12/1/2014 (Insured: Assured Guaranty)	Aa1/AAA	2,000,000	2,100,720
Central Ohio Authority Solid Waste Facility Series B, 5.00% due 12/1/2007	Aa2/AA+	2,025,000	2,069,712
Cleveland Cuyahoga County Port Authority Revenue GO, 6.00% due 11/15/2010	NR/NR	3,310,000	3,457,163
Cuyahoga County Hospital Revenue Refunding, 5.50% due 1/15/2019 (University Health Systems Project B; Insured: MBIA)	Aaa/AAA	4,000,000	4,085,360
Cuyahoga County Hospital Revenue Refunding Series A, 4.75% due 2/15/2008 (Metrohealth Systems Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,018,690
Hudson City Library Improvement, 6.35% due 12/1/2011	Aa1/NR	1,400,000	1,561,714
Lake County Sewer & Water District Improvement, 5.30% due 12/1/2011	Aa2/NR	390,000	404,882
Lorain County Hospital Revenue Refunding Catholic Healthcare Partners B, 6.00% due 9/1/2008 (Insured: MBIA)	Aaa/AAA	1,200,000	1,258,620
Mahoning Valley District Water Refunding, 5.85% due 11/15/2008 (Insured: FSA)	Aaa/AAA	1,300,000	1,370,811
Mahoning Valley District Water Refunding, 5.90% due 11/15/2009 (Insured: FSA)	Aaa/AAA	770,000	827,196
Montgomery County Revenue, 6.00% due 12/1/2008 (Catholic Health Initiatives Project)	Aa2/AA	2,250,000	2,363,355
Montgomery County Revenue, 6.00% due 12/1/2009 (Catholic Health Initiatives Project)	Aa2/AA	2,385,000	2,539,906
Montgomery County Revenue, 6.00% due 12/1/2010 (Catholic Health Initiatives Project)	Aa2/AA	1,530,000	1,649,065
Ohio State Building Authority Refunding Adult Corrections Facilities, 5.00% due 10/1/2006 (Insured: FSA)	Aaa/AAA	2,000,000	2,014,840
Ohio State GO, 6.65% due 9/1/2009 (Infrastructure Improvement Project)	Aa1/AA+	3,305,000	3,476,562
Ohio State Unlimited Tax GO Series A, 5.75% due 6/15/2010 pre-refunded 6/15/2009	Aa1/AA+	5,000,000	5,310,600
Plain Local School District Capital Appreciation, 0% due 12/1/2006 (Insured: FGIC)	Aaa/NR	680,000	664,448
Plain Local School District Capital Appreciation, 0% due 12/1/2007 (Insured: FGIC)	Aaa/NR	845,000	795,736
Reading Revenue Development, 6.00% due 2/1/2009 (St. Mary’s Educational Institute Project; Insured: Radian)	NR/AA	975,000	1,029,444
OKLAHOMA — 1.70%
Claremore Public Works Authority Revenue Refunding, 6.00% due 6/1/2006 (Insured: FSA) (ETM)	Aaa/NR	1,235,000	1,240,076
Claremore Public Works Authority Revenue Refunding, 6.00% due 6/1/2007 (Insured: FSA) (ETM)	Aaa/NR	1,340,000	1,377,078
Comanche County Oklahoma Hospital Authority Revenue Refunding, 4.00% due 7/1/2007 (Insured: Radian)	Aa3/AA	1,265,000	1,268,770
Comanche County Oklahoma Hospital Authority Revenue Refunding, 5.00% due 7/1/2011 (Insured: Radian)	Aa3/AA	1,000,000	1,043,980

26 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2006 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Comanche County Oklahoma Hospital Authority Revenue Refunding, 5.25% due 7/1/2015 (Insured: Radian)	Aa3/AA	$1,340,000	$1,428,842
Grand River Dam Authority Revenue, 5.50% due 6/1/2010	A2/BBB+	1,200,000	1,272,876
Jenks Aquarium Authority Revenue First Mortgage, 5.50% due 7/1/2010 (Insured: MBIA) (ETM)	Aaa/NR	500,000	518,420
Oklahoma Authority Revenue Refunding Health Systems Obligation Group Series A, 5.75% due 8/15/2007 (Insured: MBIA)	Aaa/AAA	2,380,000	2,446,188
Oklahoma Development Finance Authority Health Facilities Revenue, 5.75% due 6/1/2011 (Insured: AMBAC)	Aaa/AAA	740,000	802,197
Oklahoma Development Finance Authority Hospital Revenue Refunding, 5.00% due 10/1/2012 (Unity Health Center Project)	NR/BBB+	1,070,000	1,108,220
Oklahoma Development Finance Authority Hospital Revenue Series A, 5.25% due 12/1/2011 (Duncan Regional Hospital Project)	NR/A-	1,215,000	1,270,125
Oklahoma Development Finance Authority Hospital Revenue Series A, 5.25% due 12/1/2012 (Duncan Regional Hospital Project)	NR/A-	1,330,000	1,396,354
Oklahoma Development Finance Authority Hospital Revenue Series A, 5.25% due 12/1/2013 (Duncan Regional Hospital Project)	NR/A-	1,250,000	1,313,612
Oklahoma State Industrial Authority Revenue Health System Obligation A, 6.00% due 8/15/2010 pre-refunded 8/15/2009	Aaa/AAA	190,000	204,902
Oklahoma State Industrial Authority Revenue Unrefunded Balance Health System Series A, 6.00% due 8/15/2010 (Insured: MBIA)	Aaa/AAA	2,150,000	2,314,023
Tulsa County Independent School District, 4.50% due 8/1/2006	Aa3/AA-	2,650,000	2,658,718
OREGON — 0.65%
Clackamas County Hospital Facility Authority Revenue Refunding, 5.00% due 5/1/2008 (Legacy Health Systems Project)	Aa3/AA	4,000,000	4,102,160
Medford Hospital Facilities Authority Revenue Series A, 5.25% due 8/15/2006 (Asante Health Systems Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,006,490
Oregon State Department Administrative Services Certificates of Participation Series B, 5.00% due 11/1/2013 (Insured: FGIC)	Aaa/AAA	1,000,000	1,061,930
Oregon State Department Administrative Services Certificates of Participation Series B, 5.00% due 11/1/2014 (Insured: FGIC)	Aaa/AAA	1,000,000	1,064,310
Oregon State Department Administrative Services Certificates of Participation Series B, 5.00% due 11/1/2015 (Insured: FGIC)	Aaa/AAA	1,000,000	1,065,550
PENNSYLVANIA — 1.98%
Allegheny County Hospital Development Health Series B, 6.30% due 5/1/2009 (South Hills Health System Project)	Baa1/NR	1,505,000	1,563,544
Chester County School Authority, 5.00% due 4/1/2016 (Intermediate School Project; Insured: AMBAC)	NR/AAA	1,915,000	2,031,681
Delaware County Pennsylvania Authority Revenue, 5.50% due 11/15/2007 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,028,520
Geisinger Authority Health Systems Revenue, 5.50% due 8/15/2009	Aa3/AA-	1,000,000	1,044,070
Montgomery County Pennsylvania Higher Education & Health Authority, 6.25% due 7/1/2006	Baa3/NR	730,000	732,373
Montgomery County Pennsylvania Higher Education & Health Authority, 6.375% due 7/1/2007	Baa3/NR	550,000	558,668
Pennsylvania Higher Educational Facilities Series A, 5.00% due 8/15/2008 (University of Pennsylvania Health Systems Project)	A2/A	1,250,000	1,283,375
Philadelphia Gas Works Revenue Eighteenth Series, 5.00% due 8/1/2010 (Insured: Assured Guaranty)	Aa1/AAA	1,305,000	1,364,730
Philadelphia Hospital & Higher Education Facilities Authority Revenue, 5.50% due 5/15/2006 (Jefferson Health Systems Project)	Aa3/AA-	1,000,000	1,002,190
Philadelphia Hospital & Higher Education Health System Series A, 5.25% due 5/15/2007 (Jefferson Health Systems Project; Insured: MBIA)	Aaa/AAA	2,600,000	2,646,800
Pittsburgh Series A, 5.00% due 9/1/2012 (Insured: MBIA)	Aaa/AAA	3,415,000	3,610,440
Pittsburgh Series A, 5.00% due 9/1/2013 (Insured: MBIA)	Aaa/AAA	2,000,000	2,119,680
Sayre Pennsylvania Health Care Facilities Authority Series A, 5.00% due 7/1/2008 (Latrobe Area Hospital Project; Insured: AMBAC)	Aaa/AAA	1,255,000	1,290,667

Certified Semi-Annual Report 27

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2006 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Sayre Pennsylvania Health Care Facilities Authority Series A, 5.00% due 7/1/2009 (Latrobe Area Hospital Project; Insured: AMBAC)	Aaa/AAA	$1,320,000	$1,369,566
Sayre Pennsylvania Health Care Facilities Authority Series A, 5.25% due 7/1/2011 (Latrobe Area Hospital Project; Insured: AMBAC)	Aaa/AAA	1,400,000	1,488,172
Sayre Pennsylvania Health Care Facilities Authority Series A, 5.25% due 7/1/2012 (Latrobe Area Hospital Project; Insured: AMBAC)	Aaa/AAA	1,000,000	1,067,320
Scranton Lackawanna Health & Welfare Authority, 7.125% due 1/15/2013 pre-refunded 1/15/2007 (Marian Community Hospital Project)	NR/NR	1,000,000	1,043,870
PUERTO RICO — 0.08%
Puerto Rico Commonwealth Highway & Transportation Authority Highway Revenue Refunding Series AA, 5.00% due 7/1/2008 (Insured: FGIC)	Aaa/AAA	1,000,000	1,029,730
RHODE ISLAND — 0.82%
Providence Public Building Authority Refunding Series B, 5.75% due 12/15/2007 (Insured: FSA)	Aaa/AAA	1,075,000	1,112,657
Providence Series C, 5.50% due 1/15/2012 (Insured: FGIC)	Aaa/AAA	1,880,000	2,040,289
Rhode Island Economic Development Corp. Revenue, 5.75% due 7/1/2010 (Providence Place Mall Project; Insured: Radian)	NR/AA	2,475,000	2,567,961
Rhode Island State, 5.00% due 10/1/2014 (Providence Plantations Project; Insured MBIA)	Aaa/AAA	1,000,000	1,054,500
Rhode Island State Health & Education Building, 4.50% due 9/1/2009 (Butler Hospital Project; LOC: Fleet National Bank)	NR/AA	1,960,000	1,999,729
Rhode Island State Health & Educational Building Corp. Revenue Hospital Financing, 5.25% due 7/1/2014 (Memorial Hospital Project; LOC: Fleet Bank)	NR/AA	1,565,000	1,643,720
SOUTH CAROLINA — 1.61%
Charleston County COP, 6.00% due 12/1/2007 (Insured: MBIA)	Aaa/AAA	2,050,000	2,119,167
Georgetown County South Carolina Environment Refunding International Paper Co. Project Series A, 5.70% due 4/1/2014	Baa3/BBB	7,975,000	8,509,883
Greenville County South Carolina School District Building Equity Sooner Tomorrow, 5.25% due 12/1/2015	Aa3/AA-	1,000,000	1,060,960
Greenwood County South Carolina Hospital Revenue Refunding Facilities Self Regional Healthcare A, 5.00% due 10/1/2013 (Insured: FSA)	Aaa/AAA	2,000,000	2,119,180
South Carolina Jobs Economic Development Authority Hospital Facilities Revenue Improvement, 7.125% due 12/15/2015 pre-refunded 12/15/2010 (Palmetto Health Alliance Project)	NR/NR	1,250,000	1,449,563
South Carolina Jobs Economic Development Authority Hospital Facilities Revenue Improvement Series A, 7.375% due 12/15/2021 pre-refunded 12/15/2010 (Palmetto Health Alliance Project)	NR/NR	2,600,000	3,042,884
South Carolina State Public Service Authority Revenue Refunding Series D, 5.00% due 1/1/2007	Aa2/AA-	2,315,000	2,338,289
SOUTH DAKOTA — 0.34%
Rapid City Area School District Refunding Capital Outlay Certificates GO, 5.00% due 1/1/2010 (Insured: FSA)	Aaa/NR	1,000,000	1,044,360
South Dakota Health & Educational Facilities Authority Revenue, 5.50% due 9/1/2011 (Rapid City Regional Hospital Project; Insured: MBIA)	Aaa/AAA	1,100,000	1,181,433
South Dakota State Health & Educational Facilities Authority Revenue Refunding, 6.25% due 7/1/2009 (McKennan Hospital Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,071,960
South Dakota State Health & Educational Facilities Authority Revenue Refunding, 6.00% due 7/1/2014 (McKennan Hospital Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,025,140
TENNESSEE — 0.16%
Franklin Industrial Development Multi Family Refunding Housing Series A, 5.75% due 4/1/2010 (Insured: FSA)	Aaa/AAA	540,000	554,153
Metro Government Nashville Water & Sewer, 6.50% due 12/1/2014 (ETM)	Aaa/AAA	1,240,000	1,462,394

28 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2006 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
TEXAS — 14.38%
Amarillo Health Facilities Corp. Hospital Revenue, 5.50% due 1/1/2011 (Baptist St.Anthony’s Hospital Corp. Project; Insured: FSA)	Aaa/NR	$1,350,000	$1,437,925
Austin Texas Refunding, 5.00% due 3/1/2011	Aa2/AA+	1,000,000	1,054,240
Austin Texas Water & Wastewater Refunding Series A, 5.00% due 5/15/2013 (Insured: AMBAC)	Aaa/AAA	1,920,000	2,036,429
Austin Texas Water & Wastewater Refunding Series A, 5.00% due 5/15/2014 (Insured: AMBAC)	Aaa/AAA	2,890,000	3,069,035
Austin Texas Water & Wastewater Refunding Series A, 5.00% due 5/15/2015 (Insured: AMBAC)	Aaa/AAA	1,520,000	1,616,626
Bell County Health Facilities Development Corp. Revenue Series A, 6.25% due 8/15/2010 (Scott & White Memorial Hospital Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,090,190
Bexar County Housing Finance Corp. Multi Family Housing Revenue, 5.00% due 1/1/2011 (Insured: MBIA)	Aaa/NR	1,800,000	1,860,534
Cedar Hill Independent School District Capital Appreciation, 0% due 8/15/2010 pre-refunded 8/15/2009 (Insured: PSF-GTD)	NR/AAA	810,000	675,224
Cedar Hill Independent School District Capital Appreciation Unrefunded balance, 0% due 8/15/2010 (Insured: PSF-GTD)	NR/AAA	440,000	364,852
Central Regional Mobility Authority Revenue Anticipation Notes, 5.00% due 1/1/2008	Aa3/AA	7,000,000	7,157,220
Clint Independent School District Refunding, 5.50% due 2/15/2011 (Guaranty: PSF)	Aaa/AAA	1,700,000	1,828,384
Clint Independent School District Refunding, 5.50% due 2/15/2012 (Guaranty: PSF)	Aaa/AAA	1,425,000	1,526,916
Coppell Independent School District Refunding, 0% due 8/15/2007 (Guaranty: PSF)	NR/AAA	3,300,000	3,138,300
Corpus Christi Business & Job Development Corp. Sales Tax Revenue, 5.00% due 9/1/2012 (Refunding & Improvement Arena Project; Insured: AMBAC)	Aaa/AAA	1,025,000	1,086,039
Corpus Christi Utility Systems Revenue Refunding, 5.50% due 7/15/2006 (Insured: FSA)	Aaa/AAA	4,070,000	4,093,118
Corpus Christi Utility Systems Revenue Refunding, 5.50% due 7/15/2008 (Insured: FSA)	Aaa/AAA	2,000,000	2,079,880
Corpus Christi Utility Systems Revenue Refunding, 5.50% due 7/15/2009 (Insured: FSA)	Aaa/AAA	4,780,000	5,042,040
Cypress Fair Banks Independent School District Refunding GO, 5.00% due 2/15/2022 put 8/15/2010 (Guaranty: PSF)	Aaa/AAA	2,500,000	2,610,975
Dallas Tax Increment Financing Reinvestment Zone 2, 5.75% due 8/15/2006 (Insured: Radian)	NR/AA	450,000	453,344
Duncanville Independent School District Refunding Series B, 0% due 2/15/2011 (Guaranty: PSF)	Aaa/AAA	4,945,000	4,089,861
Duncanville Independent School District Refunding Series B, 0% due 2/15/2012 (Guaranty: PSF)	Aaa/AAA	1,245,000	983,824
Fort Worth Water & Sewer Revenue Refunding & Improvement, 5.25% due 2/15/2011 pre-refunded 2/15/2008	Aa2/NR	3,800,000	3,910,618
Fort Worth Water & Sewer Revenue Series 2001, 5.25% due 2/15/2011 (Tarrant & Denton County Project)	Aa2/AA	1,390,000	1,478,362
Grapevine Colleyville ISD Capital Appreciation, 0% due 8/15/2011 (Guaranty: PSF)	Aaa/AAA	7,350,000	5,955,411
Grapevine Texas, 5.25% due 2/15/2012 (Insured: FGIC)	Aaa/AAA	2,005,000	2,007,486
Gulf Coast Waste Disposal Authority Environmental Facilities Revenue Refunding, 4.20% due 11/1/2006 (Occidental Project)	A3/A-	4,000,000	4,006,280
Gulf Coast Waste Disposal Authority Texas Revenue Refunding, 5.00% due 10/1/2010 (Bayport Area Systems Project; Insured: AMBAC)	Aaa/AAA	1,000,000	1,049,840
Gulf Coast Waste Disposal Authority Texas Revenue Refunding, 5.00% due 10/1/2011 (Bayport Area Systems Project; Insured: AMBAC)	Aaa/AAA	1,000,000	1,056,010
Harlingen Consolidated Independent School, 7.50% due 8/15/2006 (Guaranty: PSF)	Aaa/AAA	1,275,000	1,293,322
Harlingen Consolidated Independent School, 7.50% due 8/15/2009 (Guaranty: PSF)	Aaa/AAA	750,000	837,638
Harris County Health Facilities, 5.00% due 11/15/2015 (Teco Project; Insured: MBIA)	Aaa/AAA	1,500,000	1,567,065
Harris County Health Facilities Development Corp. Hospital Revenue Refunding Series A, 6.00% due 6/1/2012 (Memorial Hospital Systems Project; Insured: MBIA)	Aaa/AAA	500,000	555,440
Harris County Health Facilities Development Corp. Thermal Utility Revenue, 5.45% due 2/15/2011 (Teco Project; Insured: AMBAC)	Aaa/AAA	3,745,000	3,950,488
Harris County Health Facilities Hospital Series A, 6.00% due 6/1/2010 (Memorial Hospital Systems Project; Insured: MBIA)	Aaa/AAA	3,100,000	3,342,389
Harris County Hospital District Mortgage Revenue, 7.40% due 2/15/2010 (ETM)	Aaa/AAA	260,000	277,311
Harris County Hospital District Mortgage Revenue, 7.40% due 2/15/2010 (Insured: AMBAC)	Aaa/AAA	1,605,000	1,732,357
Harris County Hospital District Revenue Refunding, 5.75% due 2/15/2011 (Insured: MBIA)	Aaa/AAA	10,000,000	10,708,700
Harris County Hospital District Revenue Refunding, 5.75% due 2/15/2012 (Insured: MBIA)	Aaa/AAA	2,000,000	2,138,600

Certified Semi-Annual Report 29

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2006 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Harris County Sports Authority Revenue Senior Lien Series G, 0% due 11/15/2010 (Insured: MBIA)	Aaa/AAA	$3,260,000	$2,725,751
Harris County Texas GO, 0% due 8/1/2008	Aa1/AA+	7,000,000	6,420,610
Houston Community College Systems Refunding Student Fee, 5.25% due 4/15/2010 (Insured: FSA)	Aaa/AAA	1,000,000	1,055,490
Houston Community College Systems Refunding Student Fee, 5.25% due 4/15/2011 (Insured: FSA)	Aaa/AAA	1,000,000	1,065,110
Houston Community College Systems Refunding Student Fee, 5.25% due 4/15/2012 (Insured: FSA)	Aaa/AAA	1,460,000	1,563,733
Houston Community College Systems Refunding Student Fee, 5.25% due 4/15/2013 (Insured: FSA)	Aaa/AAA	1,250,000	1,344,463
Houston Independent School District Pubic Capital Appreciation West Side Series B, 0% due 9/15/2014 (Insured: AMBAC)	Aaa/AAA	6,190,000	4,311,211
Keller Independent School District Capital Appreciation Refunding, 0% due 8/15/2012 (Guaranty: PSF)	Aaa/AAA	1,250,000	966,650
Laredo Sports Venue Sales Refunding & Improvement, 5.00% due 3/15/2012 (Insured: AMBAC)	Aaa/AAA	1,660,000	1,749,690
Laredo Sports Venue Sales Refunding & Improvement, 5.00% due 3/15/2013 (Insured: AMBAC)	Aaa/AAA	1,745,000	1,843,278
Laredo Sports Venue Sales Refunding & Improvement, 5.00% due 3/15/2014 (Insured: AMBAC)	Aaa/AAA	1,835,000	1,941,265
Laredo Sports Venue Sales Refunding & Improvement, 5.00% due 3/15/2015 (Insured: AMBAC)	Aaa/AAA	1,930,000	2,044,507
Lewisville Combination Contract Revenue, 4.125% due 5/1/2031 pre-refunded 11/1/2006 (Special Assessment Castle Hills Project Number 3; LOC: First American Bank)	NR/AA	1,000,000	1,003,460
Longview Water & Sewer Revenue Refunding, 5.00% due 3/1/2012 (Insured: MBIA)	Aaa/AAA	1,150,000	1,215,608
Lower Colorado River Authority Revenue Refunding & Improvement, 8.00% due 5/15/2010 (Transportation Systems Project; Insured: FSA)	Aaa/AAA	750,000	866,715
Mesquite Independent School District Refunding, 0% due 8/15/2011 (Guaranty: PSF)	NR/AAA	3,065,000	2,434,683
Midlothian Texas Independent School District Capital Appreciation Refunding, 0% due 2/15/2008 (ETM)	Aaa/NR	1,055,000	986,826
Midlothian Texas Independent School District Capital Appreciation Refunding, 0% due 2/15/2008 (Guaranty: PSF)	Aaa/NR	360,000	335,963
Midlothian Texas Independent School District Capital Appreciation Refunding, 0% due 2/15/2009 (ETM)	Aaa/NR	570,000	513,029
Midlothian Texas Independent School District Capital Appreciation Refunding, 0% due 2/15/2009 (Guaranty: PSF)	Aaa/NR	630,000	565,438
Midtown Redevelopment Authority Texas Tax, 6.00% due 1/1/2010 (Insured: Radian)	NR/AA	700,000	747,250
Midtown Redevelopment Authority Texas Tax, 6.00% due 1/1/2011 (Insured: Radian)	NR/AA	740,000	799,740
Red River Education Finance Corp., 2.10% due 12/1/2034 put 12/1/2007 (Parish Episcopal School Project; LOC: Allied Irish Banks PLC)	VMIG1/NR	2,500,000	2,409,275
Sam Rayburn Municipal Power Agency Refunding, 5.50% due 10/1/2012	Baa2/BBB-	6,000,000	6,297,000
Socorro Independent School District Series A, 5.75% due 2/15/2011 (Guaranty: PSF)	NR/AAA	1,970,000	2,038,339
Southlake Tax Increment Certificates of Obligation Series B, 0% due 2/15/2007 (Insured: AMBAC)	Aaa/AAA	965,000	920,234
Spring Branch Independent School District, 7.50% due 2/1/2011 (Guaranty: PSF)	Aaa/AAA	500,000	578,915
Springhill Courtland Heights Public Facility Corp. MultiFamily Revenue Senior Lien Housing Series A, 5.125% due 12/1/2008	NR/BB	885,000	885,726
Tarrant County Health Facilities, 5.875% due 11/15/2007 (Adventist/Sunbelt Health System Project) (ETM)	A2/NR	580,000	600,213
Tarrant County Health Facilities, 6.00% due 11/15/2009 (Adventist/Sunbelt Health System Project) (ETM)	A2/NR	650,000	697,931
Tarrant County Health Facilities, 6.10% due 11/15/2011 pre-refunded 11/15/2010 (Adventist/Sunbelt Health System Project)	A2/NR	730,000	805,876
Tarrant County Health Facilities Development Corp., 5.75% due 2/15/2011 (Texas Health Resources Project; Insured: MBIA)	Aaa/AAA	1,400,000	1,471,778
Tarrant County Health Facilities Development Corp. Health Systems Revenue Series A, 5.75% due 2/15/2008 (Texas Health Resources Systems Project; Insured: MBIA)	Aaa/AAA	3,000,000	3,107,640
Tarrant County Health Facilities Development Series A, 5.75% due 2/15/2009 (Texas Health Resources Systems Project; Insured: MBIA)	Aaa/AAA	3,000,000	3,140,970
Texarkana Health Facilities Development Corp. Hospital Revenue, 5.75% due 10/1/2008 (Insured: MBIA)	Aaa/AAA	1,500,000	1,569,870
Texas Affordable Housing Corp. Portfolio A, 4.85% due 9/1/2012 (Insured: MBIA)	Aaa/AAA	2,000,000	2,002,860
Texas Affordable Housing Corp. Series A, 4.85% due 9/1/2012 (Insured: MBIA)	Aaa/AAA	1,945,000	1,947,781
Texas Public Finance Authority Building Revenue State Preservation Project Series B, 6.00% due 8/1/2011 pre-refunded 8/1/2009 (Insured: FSA)	Aaa/AAA	1,000,000	1,071,450
Texas State Public Finance Authority Stephen F Austin University Financing, 5.00% due 10/15/2014 (Insured: MBIA)	Aaa/NR	1,305,000	1,387,711

30 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2006 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Texas State Public Finance Authority Stephen F Austin University Financing, 5.00% due 10/15/2015 (Insured: MBIA)	Aaa/NR	$1,450,000	$1,543,655
Tomball Hospital Authority Revenue Refunding, 5.00% due 7/1/2013	Baa3/NR	1,460,000	1,482,951
Travis County GO, 5.00% due 3/1/2007	Aaa/AAA	1,000,000	1,012,730
Travis County Health Facilities Development Corp. Revenue Ascension Health Credit Series A, 5.75% due 11/15/2007 (Insured: MBIA)	Aaa/AAA	1,000,000	1,031,780
Travis County Health Facilities Development Corp. Revenue Ascension Health Credit Series A, 5.75% due 11/15/2008 (Insured: MBIA)	Aaa/AAA	2,300,000	2,412,286
Travis County Health Facilities Development Corp. Revenue Series A, 5.75% due 11/15/2009 (Insured: MBIA)	Aaa/AAA	3,750,000	3,987,262
Travis County Health Facilities Development Series A, 5.75% due 11/15/2010 (Ascension Health Project; Insured: MBIA)	Aaa/AAA	2,000,000	2,138,700
Washington County Health Facilities Development Corp. Revenue, 5.35% due 6/1/2009 (Insured: ACA)	NR/A	1,660,000	1,696,470
West Harris County Regional Water, 5.25% due 12/15/2010 (Insured: FSA)	Aaa/AAA	1,700,000	1,807,542
West Harris County Regional Water, 5.25% due 12/15/2011 (Insured: FSA)	Aaa/AAA	2,315,000	2,479,712
West Harris County Regional Water, 5.25% due 12/15/2012 (Insured: FSA)	Aaa/AAA	2,435,000	2,618,696
Wylie Independent School District, 5.00% due 8/15/2011 (Guaranty PSF)	NR/AAA	1,000,000	1,057,030
UTAH — 0.64%
Intermountain Power Agency Power Supply Revenue Series A, 5.00% due 7/1/2012 (ETM)	Aaa/AAA	4,355,000	4,359,747
Salt Lake County Municipal Building, 5.50% due 10/1/2009	Aa1/AA+	1,500,000	1,588,380
Snyderville Basin Sewer Improvement, 5.00% due 11/1/2006 (Insured: AMBAC)	Aaa/AAA	675,000	680,906
Utah Board of Regents Auxiliary Systems & Student Fee Revenue Refunding Series A, 5.00% due 5/1/2010	NR/AA	510,000	532,399
Utah State University Hospital Board of Regents Revenue, 5.25% due 8/1/2008 (Insured: MBIA)	Aaa/AAA	1,000,000	1,033,770
VIRGINIA — 0.90%
Alexandria Industrial Development Authority Revenue, 5.75% due 10/1/2007 (Insured: AMBAC)	Aaa/AAA	1,010,000	1,042,330
Alexandria Industrial Development Authority Revenue, 5.75% due 10/1/2008 (Insured: AMBAC)	Aaa/AAA	1,070,000	1,124,795
Alexandria Industrial Development Authority Revenue, 5.75% due 10/1/2009 (Insured: AMBAC)	Aaa/AAA	1,130,000	1,207,314
Alexandria Industrial Development Authority Revenue, 5.75% due 10/1/2010 (Insured: AMBAC)	Aaa/AAA	1,195,000	1,297,244
Chesterfield County Industrial Development, 5.50% due 10/1/2009 (Vepco Project)	Baa1/BBB	1,500,000	1,527,540
Hampton GO Refunding Bond, 5.85% due 3/1/2007	Aa2/AA	595,000	596,113
Norton Industrial Development Authority Hospital Revenue Refunding Improvement, 5.75% due 12/1/2012 (Norton Community Hospital Project; Insured: ACA)	NR/A	1,460,000	1,572,026
Suffolk Redevelopment Housing Authority Refunding, 4.85% due 7/1/2031 put 7/1/2011 (Windsor at Potomac Project; Collateralized: FNMA)	Aaa/NR	3,000,000	3,110,160
WASHINGTON — 3.21%
Conservation & Renewable Energy Systems Revenue Refunding, 5.00% due 10/1/2007 (Washington Conservation Project)	Aaa/AA-	1,000,000	1,019,970
Energy Northwest Washington Electric Revenue Refunding Series A, 5.375% due 7/1/2013 (Project Number 1; Insured: FSA)	Aaa/AAA	2,000,000	2,151,580
Energy Northwest Washington Revenue Series A, 4.75% due 7/1/2007 (Wind Project)	A3/A-	1,675,000	1,684,782
Energy Northwest Washington Revenue Series A, 4.95% due 7/1/2008 (Wind Project)	A3/A-	1,760,000	1,805,443
Energy Northwest Washington Revenue Series B, 4.95% due 7/1/2008 (Wind Project)	A3/A-	705,000	713,171
Energy Northwest Washington Revenue Series B, 5.20% due 7/1/2010 pre-refunded 1/1/2007 (Wind Project)	A3/A-	785,000	817,099
Goat Hill Properties Washington Lease Revenue, 5.00% due 12/1/2012 (Government Office Building Project; Insured: MBIA)	Aaa/AAA	2,055,000	2,174,724
Snohomish County Public Utilities District No 001 Electric Revenue, 5.00% due 12/1/2015 (Insured: FSA)	Aaa/AAA	5,015,000	5,301,407
Spokane County School District GO, 0% due 6/1/2014 (Insured: MBIA)	Aaa/AAA	1,600,000	1,459,568

Certified Semi-Annual Report 31

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2006 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Spokane Regional Solid Waste Refunding, 5.00% due 12/1/2006 (Insured: AMBAC)	Aaa/AAA	$1,000,000	$1,008,280
Spokane Regional Solid Waste Refunding, 5.25% due 12/1/2007 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,022,990
Spokane Washington Refunding, 5.00% due 12/15/2009	A2/AA-	2,150,000	2,191,172
Spokane Washington Refunding, 5.00% due 12/15/2010	A2/AA-	2,430,000	2,473,230
University of Washington Alumni Association Lease Revenue Refunding, 5.00% due 8/15/2006 (Medical Center Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,005,280
University of Washington Alumni Association Lease Revenue Refunding, 5.00% due 8/15/2007 (Medical Center Project; Insured: MBIA)	Aaa/AAA	1,100,000	1,119,657
Washington Health Care Facilities, 5.50% due 12/1/2009 (Providence Services Project; Insured: MBIA)	Aaa/AAA	1,500,000	1,584,690
Washington Public Power Supply, 5.40% due 7/1/2012 (Insured: FSA)	Aaa/AAA	900,000	972,630
Washington Public Power Supply Refunding Series A, 5.00% due 7/1/2011 (Insured: FSA)	Aaa/AAA	2,500,000	2,605,200
Washington Public Power Supply System Refunding Revenue, 0% due 7/1/2008 (Nuclear Project Number 3)	Aaa/AA-	1,140,000	1,047,193
Washington Public Power Supply System Series 96-A, 6.00% due 7/1/2006 (Insured: MBIA)	Aaa/AAA	1,655,000	1,664,996
Washington Public Power Supply Systems, 6.00% due 7/1/2008 (Nuclear Project Number 1; Insured: AMBAC)	Aaa/AAA	1,000,000	1,049,150
Washington Public Power Supply Systems Revenue Refunding Series A, 5.10% due 7/1/2010 (Nuclear Project Number 2; Insured: FSA)	Aaa/AAA	1,000,000	1,035,590
Washington Public Power Supply Systems Revenue Refunding Series B, 0% due 7/1/2008 (Nuclear Project Number 3)	Aaa/AA-	830,000	762,430
Washington State Health Care Facilities Overlake Hospital Medical Center A, 5.00% due 7/1/2013	Aa1/AAA	1,000,000	1,044,410
Washington State Public Power Supply Refunding Series C, 0% due 7/1/2015 (Insured: MBIA-IBC)	Aaa/AAA	3,000,000	2,009,400
Washington State Public Power Supply Refunding Series C, 0% due 7/1/2013 (Insured: MBIA-IBC)	Aaa/AAA	1,760,000	1,298,950
WEST VIRGINIA — 0.15%
Harrison County Nursing Facility Revenue Refunding, 5.625% due 9/1/2010 (Salem Health Care Corp. Project; LOC: Fleet Bank)	NR/NR	390,000	399,360
Pleasants County Pollution Control Revenue, 4.70% due 11/1/2007 (Monongahela Power Co. Project; Insured: AMBAC)	Aaa/AAA	1,500,000	1,525,590
WISCONSIN — 0.29%
Bradley Pollution Control Revenue, 6.75% due 7/1/2009 (Owens Illinois Waste Project) (ETM)	Ba1/BB-	1,500,000	1,634,460
Wisconsin State Health & Educational Facilities Authority Revenue, 6.00% due 8/15/2008 (Aurora Health Care Inc. Project; Insured: MBIA)	Aaa/AAA	2,000,000	2,097,960
WYOMING — 0.30%
West Park Hospital District Revenue, 5.90% due 7/1/2010 (Insured: ACA)	NR/A	1,615,000	1,647,978
Wyoming Farm Loan Board Revenue, 0% due 4/1/2009	NR/AA	2,500,000	2,219,275

TOTAL INVESTMENTS — 98.76% (COST $1,252,226,305)			$1,262,397,954
OTHER ASSETS LESS LIABILITIES — 1.24%			15,823,000

NET ASSETS — 100.00%			$1,278,220,954

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred prior to or subsequent to the reporting period end.

See notes to financial statements.

32 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2006 (Unaudited)

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access

AMBAC	Insured by American Municipal Bond Assurance Corp.

COP	Certificates of Participation

ETM	Escrowed to Maturity

FGIC	Insured by Financial Guaranty Insurance Co.

FHA	Insured by Federal Housing Administration

FNMA	Collateralized by Federal National Mortgage Association

FSA	Insured by Financial Security Assurance Co.

GNMA	Insured by Government National Mortgage Co.

GO	General Obligation

MBIA	Insured by Municipal Bond Investors Assurance

MBIA-IBC	Insured by Municipal Bond Investors Assurance - Insured Bond Certificates

PSF	Guaranteed by Permanent School Fund

RADIAN	Insured by Radian Asset Assurance

SONYMA	State of New York Mortgage Authority

SPA	Standby Bond Purchase Agreement

XLCA	Insured by XL Capital Assurance

SUMMARY OF SECURITY CREDIT RATINGS†

Ratings are a blend of Moody’s and Standard & Poor’s, using the higher rating. Some bonds are rated by only one service.

Certified Semi-Annual Report 33

EXPENSE EXAMPLE

Thornburg Limited Term Municipal Fund	March 31, 2006 (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management and administrative fees and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 30, 2005 and held until March 31, 2006.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 9/30/05	Ending Account Value 3/31/06	Expenses Paid During Period† 9/30/05-3/31/06
Class I Shares
Actual	$1,000	$1,006.00	$2.81
Hypothetical*	$1,000	$1,022.13	$2.84

†	Expenses are equal to the annualized expense ratio for Class I Shares (0.56%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

34 Certified Semi-Annual Report

OTHER INFORMATION

Thornburg Limited Term Municipal Fund	March 31, 2006 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Commencing August 31, 2004, information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

Certified Semi-Annual Report 35

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

February 8, 2005

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

This statement is submitted for the general information of the shareholders of Thornburg Investment Trust. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund’s investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money.

36 This page is not part of the Semi-Annual Report.

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

403(b)

A special, tax-advantaged savings vehicle available only to employees of 501(c)(3) organizations, such as charitable, educational, scientific and religious organizations. 403(b) plans are also available to employees of public schools and universities.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

This page is not part of the Semi-Annual Report. 37

This page intentionally left blank.

38 This page is not part of the Semi-Annual Report.

This page intentionally left blank.

This page is not part of the Semi-Annual Report. 39

The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $22 billion. Founded in 1982, the firm manages four equity funds, eight bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and controlling risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $126 million in Thornburg Funds.

Core Strategies for Building Wealth

We deliver core strategies to help investors meet long-term goals. A core strategy is a consistent, disciplined and proven investment process that represents the foundation of a diversified portfolio.

Investment Manager:	Distributor:

119 East Marcy Street	119 East Marcy Street
Santa Fe, New Mexico 87501	Santa Fe, New Mexico 87501
800.847.0200	800.847.0200

Thornburg California Limited Term Municipal Fund

Laddering – an All Weather Strategy

The Fund will invest primarily in municipal obligations originating in California with the objective of obtaining exemption of interest dividends from any income taxes imposed by California on individuals.

The Fund offers California investors double tax-free yields (may be subject to Alternative Minimum Tax) in a laddered municipal bond portfolio with an average maturity of five years or less. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year; cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder. The strategy is a good compromise for managing different types of risk.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg Florida Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

Thornburg’s equity research uses a fundamental, yet comprehensive, analytical approach. We invest when and where we perceive compelling value. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

Reduce paper clutter.
Receive your shareholder reports and prospectus online
instead of through traditional mail.

Sign up at
www.thornburg.com/edelivery

2 This page is not part of the Semi-Annual Report.

2006

Certified Semi-Annual Report

Thornburg California Limited Term Municipal Fund

March 31, 2006

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Certified Semi-Annual Report 3

Important Information

Performance data represent past performance and do not guarantee future results. Investment return and principal value will fluctuate. Upon redemption, shares may be worth more or less than their original cost. Current returns may be lower or higher than those shown. For performance current to the most recent month end, visit www.thornburg.com.

The maximum sales charge for the Fund’s A shares is 1.50%. C shares include a 0.50% contingent deferred sales charge (CDSC) for the first year only.

Performance data given at net asset value (NAV) does not take into account these sales charges. If the sales charges had been included, the performance would have been lower.

Shares in the Fund carry risks, including possible loss of principal. As with direct bond ownership, funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The principal value of bond funds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Shares in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency.

The information presented on the following pages was current as of March 31, 2006. The manager’s views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Glossary

The Lehman Brothers Five-Year Municipal Bond Index – A rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa. The approximate maturity of the municipal bonds in the index is five years. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Duration – The measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Weighted Average Maturity – Is a weighted average of all the effective maturities of the bonds in a portfolio. Effective maturity takes into consideration mortgage prepayments, puts, sinking funds, adjustable coupons, and other features of individual bonds and is thus a more accurate measure of interest-rate sensitivity. Longer-maturity funds are generally considered more interest-rate sensitive than their shorter counterparts.

Fed Funds Rate – Is the interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

4 Certified Semi-Annual Report

Letter to Shareholders

George Strickland

Portfolio Manager

April 24, 2006

Dear Fellow Shareholder:

I am pleased to present the Semi-Annual Report for the Thornburg California Limited Term Municipal Fund. The net asset value of the Class A shares decreased by 11 cents to $12.68 during the six month period ended March 31, 2006. If you were with us for the entire period, you received dividends of 19.6 cents per share. If you reinvested dividends, you received 19.7 cents per share. Investors who owned Class C shares received dividends of 18.0 and 18.1 cents per share, respectively.

Over the past six months, the municipal bond yield curve has continued to flatten. Interest rates on short and intermediate bonds have risen, while the interest rates on long-term bonds have barely budged. Since bond prices move in the opposite direction of yields, long-term bond prices have been relatively stable while short and intermediate bond prices have fallen somewhat. The Class A shares of your Fund produced a total return of 0.68% over the last six months, somewhat better than the 0.32% return for the Lehman Brothers Five Year Municipal Bond Index.

The flatter yield curve has created a fairly unusual situation in the municipal bond market whereby 10-year municipal bonds currently yield 92% as much as 30-year municipal bonds. Over the last five years, that ratio has averaged closer to 84%. We believe that the higher ratio indicates that there is better relative value in 10-year municipal bonds, where we prefer to invest, than in longer term municipal bonds.

We are not surprised that short and intermediate bond yields have risen. Short-term bond yields tend to be closely tied to the Fed Funds Rate, which has increased from 1.0% to 4.75% since June 2004. Long-term bond yields are influenced by future expectations about inflation and economic growth, and by large-scale capital flows. U.S. economic growth has shown no signs of faltering or overheating – just a steady push toward full utilization. Commodity price inflation has been alarming, but broader measures of consumer prices have been better behaved. In previous environments, such conditions accompanied by a tightening Fed would have led to higher long-term interest rates. However, capital flows have kept a lid on long term rates so far. In 2005, foreign buyers purchased 160% of Treasury bond net issuance. That volume of offshore buying has kept long-term bond yields low.

This year, the U.S. Treasury will be issuing significantly more debt than last year, both to finance a widening budget deficit and to roll over maturing notes. There are some signs that Japanese and European interest rates may rise and create more competition for U.S. bonds. Such a combination could put a significant amount of upward pressure on long-term interest rates. However, short-term interest rates, by contrast, have already risen substantially and may be close to leveling off. So we believe that long-term bonds carry much more risk than short-term bonds in the current environment.

New issue municipal bond supply is down 29% from last year’s pace. The reduced supply has helped the municipal market significantly outperform the Treasury bond market so far this year. We have been gradually shortening the duration of the Fund through the first quarter of 2006, but if interest rates continue rising, we will likely extend the duration somewhat as we find interesting buying opportunities toward the top of the Fund’s bond ladder.

Certified Semi-Annual Report 5

Your Thornburg California Limited Term Municipal Fund is a laddered portfolio of over 110 municipal obligations from all over California. Today, your Fund’s weighted average maturity is 4.6 years. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering intermediate bonds accomplishes two goals. First, the staggered bond maturities contained in a ladder defuse interest-rate risk and dampen the Fund’s price volatility. Second, laddering gives the Fund a steady cash flow stream from maturing bonds to reinvest toward the top of the ladder where yields are typically higher. The laddering strategy is what differentiates this Fund from most bond mutual funds. It will be particularly useful if interest rates continue rising, because it should allow the Fund to continue increasing the yield of the portfolio as bonds mature and get replaced with new ones. The chart shown here describes the percentages of your Fund’s bond portfolio maturing in each of the coming years.

% of portfolio maturing maturing			Cumulative % maturing
1 year	=	10.4%	Year 1	=	10.4%
1 to 2 years	=	10.7%	Year 2	=	21.1%
2 to 3 years	=	8.5%	Year 3	=	29.6%
3 to 4 years	=	13.0%	Year 4	=	42.6%
4 to 5 years	=	8.6%	Year 5	=	51.2%
5 to 6 years	=	11.6%	Year 6	=	62.8%
6 to 7 years	=	9.4%	Year 7	=	72.2%
7 to 8 years	=	10.1%	Year 8	=	82.3%
8 to 9 years	=	8.9%	Year 9	=	91.2%
Over 9 years	=	8.8%	Over 9 years	=	100.0%

Percentages can and do vary. Data as of 3/31/06.

California has enjoyed a budget surplus recently because of rapid growth in income tax revenues. However, next year’s budget uses up the surplus to fund an 8.4% increase in spending, and state tax revenues remain very dependent upon a rising stock market and strong home sales. The improving fiscal situation and lack of major credit problems have helped drive down the risk premiums on lower quality municipal debt. We believe that the California economy is cyclical in nature, so we are cautious about buying lower quality bonds in this environment. To reduce credit risk, we have kept 92% of the portfolio in bonds rated A or above by at least one rating agency and maintained broad diversification across issuers and market sectors.

Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your Fund to perform consistently well in varying interest rate environments. Thank you for investing in Thornburg California Limited Term Municipal Fund.

Sincerely,

George Strickland
Portfolio Manager

6 Certified Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES

Thornburg California Limited Term Municipal Fund	March 31, 2006 (Unaudited)

ASSETS
Investments at value (cost $138,292,857)	$139,173,051
Cash	481,728
Receivable for investments sold	524,948
Receivable for fund shares sold	11,147
Interest receivable	1,851,124
Prepaid expenses and other assets	57,007

Total Assets	142,099,005

LIABILITIES
Payable for securities purchased	3,268,416
Payable for fund shares redeemed	1,334,018
Payable to investment advisor and other affiliates (Note 3)	30,251
Accounts payable and accrued expenses	39,656
Dividends payable	99,607

Total Liabilities	4,771,948

NET ASSETS	$137,327,057

NET ASSETS CONSIST OF:
Net unrealized appreciation on investments	$880,194
Accumulated net realized gain (loss)	(850,251)
Net capital paid in on shares of beneficial interest	137,297,114

$137,327,057

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($91,348,149 applicable to 7,205,013 shares of beneficial interest outstanding - Note 4)	$12.68
Maximum sales charge, 1.50% of offering price	0.19

Maximum offering price per share	$12.87

Class C Shares:
Net asset value and offering price per share * ($17,853,810 applicable to 1,407,120 shares of beneficial interest outstanding - Note 4)	$12.69

Class I Shares:
Net asset value, offering and redemption price per share ($28,125,098 applicable to 2,216,213 shares of beneficial interest outstanding - Note 4)	$12.69

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Semi-Annual Report 7

STATEMENT OF OPERATIONS

Thornburg California Limited Term Municipal Fund	Six Months Ended March 31, 2006 (Unaudited)

INVESTMENT INCOME:
Interest income (net of premium amortized of $941,571)	$2,858,188

EXPENSES:
Investment advisory fees (Note 3)	370,659
Administration fees (Note 3)
Class A Shares	63,363
Class C Shares	11,777
Class I Shares	7,010
Distribution and service fees (Note 3)
Class A Shares	126,727
Class C Shares	94,087
Transfer agent fees
Class A Shares	22,800
Class C Shares	9,694
Class I Shares	10,597
Registration and filing fees
Class A Shares	35
Class C Shares	35
Class I Shares	35
Custodian fees (Note 3)	37,829
Professional fees	11,422
Accounting fees	7,488
Trustee fees	872
Other expenses	12,011

Total Expenses	786,441
Less:
Expenses reimbursed by investment advisor (Note 3)	(22,694)
Management fees waived by investment advisor (Note 3)	(95,214)
Distribution and service fees waived (Note 3)	(47,044)
Fees paid indirectly (Note 3)	(69,254)

Net Expenses	552,235

Net Investment Income	2,305,953

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments sold	(256,508)
Net change in unrealized appreciation (depreciation) of investments	(1,046,650)

Net Realized and Unrealized Loss	(1,303,158)

Net Increase in Net Assets Resulting From Operations	$1,002,795

See notes to financial statements.

8 Certified Semi-Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg California Limited Term Municipal Fund	(Unaudited	)*

	*Six Months Ended March 31, 2006	Year Ended September 30, 2005
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$2,305,953	$4,817,185
Net realized loss on investments	(256,508)	(139,338)
Increase (Decrease) in unrealized appreciation (depreciation) of investments	(1,046,650)	(2,988,040)

Net Increase (Decrease) in Net Assets Resulting from Operations	1,002,795	1,689,807
DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(1,562,063)	(3,392,991)
Class C Shares	(266,947)	(533,799)
Class I Shares	(476,943)	(890,395)
FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(18,868,595)	(21,261,597)
Class C Shares	(2,002,332)	(1,532,552)
Class I Shares	(2,465,016)	5,630,725

Net Decrease in Net Assets	(24,639,101)	(20,290,802)
NET ASSETS:
Beginning of period	161,966,158	182,256,960

End of period	$137,327,057	$161,966,158

See notes to financial statements.

Certified Semi-Annual Report 9

NOTES TO FINANCIAL STATEMENTS

Thornburg California Limited Term Municipal Fund	March 31, 2006 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg California Limited Term Municipal Fund (the “Fund”) (formerly Thornburg Limited Term Municipal Fund – California Portfolio) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing eleven series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg Florida Intermediate Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, and Thornburg Investment Income Builder Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s investment objective is to obtain as high a level of current income exempt from Federal income tax as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. In addition, the Fund will invest primarily in Municipal Obligations originating in California with the objective of obtaining exemption of interest dividends from any income taxes imposed by California on individuals.

The Fund currently offers three classes of shares of beneficial interest, Class A, Class C, and Institutional Class (Class I) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes may have different reinvestment privileges and conversion rights.

Additionally, the Fund may allocate among its classes certain expenses, to the extent applicable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administrative fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: The Trust determines the value of investments utilizing an independent pricing service approved by the Board of Trustees. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices, normally at 4:00 p.m. EST. When quotations are not readily available, securities are valued at evaluated prices as determined by the pricing service using methods which include consideration of yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity, and rating; indications as to value from dealers and general market conditions. In any case where a price is not available from a pricing service for an investment, the Trust’s valuation and pricing committee determines a fair value for the investment using factors approved by the Trustees. The valuation procedures used by the pricing service and the portfolio valuations received by the Fund are reviewed by the officers of the Trust under the general supervision of the Board of Trustees. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable (if any) and tax exempt income of the Fund to the shareholders. Therefore, no provision for Federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an

10 Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	March 31, 2006 (Unaudited)

identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services for which the fees are payable at the end of each month. For the period ended March 31, 2006, these fees were payable at annual rates ranging from .50 of 1% to .225 of 1% per annum of the average daily net assets of the Fund. For the period ended March 31, 2006, the Advisor voluntarily waived investment Advisory fees of $95,214. The Trust also has entered into an Administrative Services Agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the period ended March 31, 2006, the Advisor voluntarily reimbursed certain class specific expenses and administrative fees of $9,232 for Class A shares, $7,150 for Class C shares, and $6,312 for Class I shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the distributor of Fund shares. For the period ended March 31, 2006, the Distributor has advised the Fund that it earned no commissions from the sale of Class A shares, and collected contingent deferred sales charges aggregating $801 from redemptions of Class C shares of the Fund.

Pursuant to a Service Plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor amounts not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other persons for distribution of the Fund’s shares and to obtain various shareholder related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust also has adopted a Distribution Plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans and Class C distribution fees waived by the Distributor for the period ended March 31, 2006, are set forth in the Statement of Operations. Distribution fees in the amount of $47,044 waived for Class C shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the period ended March 31, 2006, fees paid indirectly were $69,254. This figure may include additional fees waived by the Custodian.

Certain officers and Trustees of the Trust are also officers and/or Directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

Certified Semi-Annual Report 11

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	(Unaudited)

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2006, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Period Ended March 31, 2006		Year Ended September 30, 2005
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	171,013	$2,178,427	851,431	$10,982,577
Shares issued to shareholders in reinvestment of dividends	85,465	1,087,695	174,031	2,241,423
Shares repurchased	(1,739,649)	(22,134,717)	(2,675,964)	(34,485,597)

Net Increase (Decrease)	(1,483,171)	$(18,868,595)	(1,650,502)	$(21,261,597)

Class C Shares
Shares sold	85,656	$1,092,540	306,700	$3,962,605
Shares issued to shareholders in reinvestment of dividends	15,396	196,095	27,743	357,622
Shares repurchased	(258,389)	(3,290,967)	(454,085)	(5,852,779)

Net Increase (Decrease)	(157,337)	$(2,002,332)	(119,642)	$(1,532,552)

Class I Shares
Shares sold	623,315	$7,944,275	1,134,747	$14,661,908
Shares issued to shareholders in reinvestment of dividends	29,819	379,836	54,521	702,734
Shares repurchased	(846,586)	(10,789,127)	(754,043)	(9,733,917)

Net Increase (Decrease)	(193,452)	$(2,465,016)	435,225	$5,630,725

NOTE 5 - SECURITIES TRANSACTIONS

For the period ended March 31, 2006, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $17,243,125 and $38,213,721, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2006, information on the tax components of capital is as follows:

Cost of investments for tax purpose	$138,292,857

Gross unrealized appreciation on a tax basis	$1,505,463
Gross unrealized depreciation on a tax basis	(625,269)

Net unrealized appreciation (depreciation) on investments (tax basis)	$880,194

At March 31, 2006, the Fund had tax basis capital losses, which may be carried over to offset future capital gains. To the extent such carry forwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such capital loss carryovers expire as follows:

2007	$205,990
2008	214,571
2012	33,844

$454,405

At March 31, 2006, the Fund had deferred capital losses occurring subsequent to October 31, 2004 of $139,338. For tax purposes, such losses will be reflected in the year ending September 30, 2006.

12 Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS

Thornburg California Limited Term Municipal Fund	(Unaudited)*

Class A Shares:	*6 Mo. Ended March 31, 2006		Year Ended Sept. 30, 2005	3 Mo. Ended Sept. 30, 2004(c)		Year Ended June 30,
						2004	2003	2002	2001
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.79		$13.02	$12.87		$13.20	$12.96	$12.79	$12.59

Income from investment operations:
Net investment income	0.20		0.36	0.08		0.35	0.38	0.46	0.54
Net realized and unrealized gain (loss) on investments	(0.11)		(0.23)	0.15		(0.33)	0.24	0.17	0.20

Total from investment operations	0.08		0.13	0.23		0.02	0.62	0.63	0.74
Less dividends from:
Net investment income	(0.20)		(0.36)	(0.08)		(0.35)	(0.38)	(0.46)	(0.54)

Change in net asset value	(0.11)		(0.23)	0.15		(0.33)	0.24	0.17	0.20
NET ASSET VALUE, end of period	$12.68		$12.79	$13.02		$12.87	$13.20	$12.96	$12.79

RATIOS/SUPPLEMENTAL DATA
Total return(a)	0.68%		0.98%	1.81%		0.13%	4.83%	5.03%	6.00%
Ratios to average net assets:
Net investment income	3.08	%(b)	2.75%	2.53	%(b)	2.66%	2.87%	3.58%	4.26%
Expenses, after expense reductions	0.87	%(b)	1.00%	0.99	%(b)	0.99%	0.99%	1.00%	0.99%
Expenses, after expense reductions and net of custody credits	0.78	%(b)	0.99%	0.99	%(b)	0.99%	0.99%	0.99%	—
Expenses, before expense reductions	1.01	%(b)	1.02%	1.05	%(b)	1.04%	1.02%	1.01%	1.05%
Portfolio turnover rate	11.87%		26.33%	4.18%		23.80%	26.03%	25.16%	15.45%
Net assets at end of period (000)	$91,348		$111,102	$134,588		$131,158	$149,269	$115,237	$89,967

(a)	Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.

(b)	Annualized.

(c)	The Fund’s fiscal year-end changed to September 30.

Certified Semi-Annual Report 13

FINANCIAL HIGHLIGHTS CONTINUED

Thornburg California Limited Term Municipal Fund	(Unaudited)*

Class C Shares:	*6 Mo. Ended March 31, 2006		Year Ended Sept. 30, 2005	3 Mo. Ended Sept. 30, 2004(c)		Year Ended June 30,
						2004	2003	2002	2001
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.80		$13.03	$12.88		$13.21	$12.97	$12.80	$12.61

Income from investment operations:
Net investment income	0.18		0.32	0.07		0.32	0.34	0.41	0.49
Net realized and unrealized gain (loss) on investments	(0.11)		(0.23)	0.15		(0.33)	0.24	0.17	0.19

Total from investment operations	0.07		0.09	0.22		(0.01)	0.58	0.58	0.68
Less dividends from:
Net investment income	(0.18)		(0.32)	(0.07)		(0.32)	(0.34)	(0.41)	(0.49)

Change in net asset value	(0.11)		(0.23)	0.15		(0.33)	0.24	0.17	0.19
NET ASSET VALUE, end of period	$12.69		$12.80	$13.03		$12.88	$13.21	$12.97	$12.80

RATIOS/SUPPLEMENTAL DATA
Total return(a)	0.55%		0.73%	1.75%		(0.12)%	4.51%	4.60%	5.49%
Ratios to average net assets:
Net investment income	2.83	%(b)	2.50%	2.28	%(b)	2.41%	2.56%	3.15%	3.86%
Expenses, after expense reductions	1.12	%(b)	1.25%	1.24	%(b)	1.24%	1.30%	1.38%	1.40%
Expenses, after expense reductions and net of custody credits	1.02	%(b)	1.24%	1.24	%(b)	1.24%	1.30%	1.37%	—
Expenses, before expense reductions	1.32	%(b)	1.82%	1.87	%(b)	1.86%	1.80%	1.86%	2.01%
Portfolio turnover rate	11.87%		26.33%	4.18%		23.80%	26.03%	25.16%	15.45%
Net assets at end of period (000)	$17,854		$20,021	$21,941		$22,363	$22,487	$16,081	$6,392

(a)	Not annualized for periods less than one year.

(b)	Annualized.

(c)	The Fund’s fiscal year-end changed to September 30.

14 Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS CONTINUED

Thornburg California Limited Term Municipal Fund	(Unaudited)*

Class I Shares:	*6 Mo. Ended March 31, 2006		Year Ended Sept. 30, 2005	3 Mo. Ended Sept. 30, 2004(c)		Year Ended June 30,
						2004	2003	2002	2001
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.80		$13.03	$12.89		$13.22	$12.97	$12.79	$12.60

Income from investment operations:
Net investment income	0.22		0.40	0.09		0.39	0.42	0.51	0.59
Net realized and unrealized gain (loss) on investments	(0.11)		(0.23)	0.14		(0.33)	0.25	0.18	0.19

Total from investment operations	0.11		0.17	0.23		0.06	0.67	0.69	0.78
Less dividends from:
Net investment income	(0.22)		(0.40)	(0.09)		(0.39)	(0.42)	(0.51)	(0.59)

Change in net asset value	(0.11)		(0.23)	0.14		(0.33)	0.25	0.18	0.19
NET ASSET VALUE, end of period	$12.69		$12.80	$13.03		$12.89	$13.22	$12.97	$12.79

RATIOS/SUPPLEMENTAL DATA
Total return(a)	0.84%		1.31%	1.81%		0.46%	5.27%	5.48%	6.28%
Ratios to average net assets:
Net investment income	3.40	%(b)	3.09%	2.85	%(b)	2.99%	3.20%	3.92%	4.60%
Expenses, after expense reductions	0.54	%(b)	0.68%	0.67	%(b)	0.67%	0.65%	0.66%	0.65%
Expenses, after expense reductions and net of custody credits	0.45	%(b)	0.67%	0.67	%(b)	0.67%	0.65%	0.65%	—
Expenses, before expense reductions	0.72	%(b)	0.73%	0.77	%(b)	0.78%	0.75%	0.84%	0.98%
Portfolio turnover rate	11.87%		26.33%	4.18%		23.80%	26.03%	25.16%	15.45%
Net assets at end of period (000)	$28,125		$30,843	$25,728		$22,929	$20,592	$10,133	$5,520

(a)	Not annualized for periods less than one year.

(b)	Annualized.

(c)	The Fund’s fiscal year-end changed to September 30.

Certified Semi-Annual Report 15

SCHEDULE OF INVESTMENTS

Thornburg California Limited Term Municipal Fund	March 31, 2006 (Unaudited)

CUSIPS: CLASS A - 885-215-426, CLASS C - 885-215-418, CLASS I - 885-215-392

NASDAQ SYMBOLS: CLASS A - LTCAX, CLASS C - LTCCX, CLASS I - LTCIX

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
ABAG Finance Authority, 4.75% due 10/1/2011 (California School of Mechanical Arts Project)	A3/NR	$435,000	$449,011
ABAG Finance Authority, 4.75% due 10/1/2012 (California School of Mechanical Arts Project)	A3/NR	455,000	469,105
Alameda COP, 4.60% due 5/1/2011	NR/A+	425,000	438,961
Alum Rock Union Elementary School District GO Refunding Bonds, 8.00% due 9/1/2006 (Insured: FGIC)	Aaa/AAA	295,000	300,552
Alum Rock Union Elementary School District GO Refunding Bonds, 8.00% due 9/1/2007 (Insured: FGIC)	Aaa/AAA	380,000	403,488
Bay Area Government Association Rapid Transit, 4.875% due 6/15/2009 (Insured: AMBAC)	Aaa/AAA	835,000	835,852
Bonita Unified School District COP Refunding, 4.50% due 5/1/2010 (Insured: MBIA)	Aaa/AAA	700,000	725,242
California Health Facilities Financing, 5.50% due 10/1/2006 (Sisters of Providence Project)	Aa3/AA	1,235,000	1,246,646
California Health Facilities Financing Authority Revenue Series B Refunding, 5.25% due 10/1/2013 (Kaiser Permanente Project) (ETM)	A3/AAA	2,000,000	2,094,080
California Housing Finance Authority Revenue Series 1985-B, 9.875% due 2/1/2017	Aa2/AA-	670,000	680,881
California Infrastructure & Economic Development Bank Revenue, 5.00% due 7/1/2010 (Bay Area Toll Bridges Project; Insured: FSA)	Aaa/AAA	1,000,000	1,055,470
California Mobile Home Park Financing Series A, 4.75% due 11/15/2010 (Rancho Vallecitos Project; Insured: ACA)	NR/A	500,000	510,325
California Mobile Home Park Financing Series A, 5.00% due 11/15/2013 (Rancho Vallecitos Project; Insured: ACA)	NR/A	570,000	587,744
California Pollution Control Solid Waste Authority, 6.75% due 7/1/2011 (ETM)	Aaa/NR	2,650,000	2,815,545
California State, 7.50% due 10/1/2007 (Insured: MBIA)	Aaa/AAA	2,000,000	2,116,520
California State, 6.60% due 2/1/2010 (Insured: MBIA)	Aaa/AAA	560,000	618,352
California State, 6.50% due 9/1/2010 (Insured: AMBAC)	Aaa/AAA	1,250,000	1,392,600
California State, 5.50% due 3/1/2012 (Insured: FGIC)	Aaa/AAA	230,000	231,785
California State Department of Water Resources Power Series A, 5.50% due 5/1/2011 (Insured: MBIA)	Aaa/AAA	2,000,000	2,166,040
California State Department of Water Resources Power Supply Series A, 5.50% due 5/1/2008	A2/A-	2,580,000	2,672,570
California State Department of Water Series Resources Power Supply Series B-5, 3.10% due 5/1/2022 put 4/3/2006 (LOC: Bayerische Landesbank;West Deutsche Landesbank) (daily demand notes)	VMIG1/A-1+	700,000	700,000
California State Economic Recovery Series A, 5.00% due 1/1/2008	Aa3/AA-	1,000,000	1,023,830
California State Economic Recovery Series A, 5.25% due 7/1/2013	Aa3/AA-	2,500,000	2,707,925
California State Economic Recovery Series C-2, 3.10% due 7/1/2023 put 4/3/2006 (SPA: Bank of America N.A.) (daily demand notes)	VMIG1/A-1+	900,000	900,000
California State Public Works Board Lease Revenue, 5.00% due 1/1/2015 (Department of Corrections Project; Insured: AMBAC)	Aaa/AAA	2,000,000	2,143,260
California State Public Works Board Lease Revenue, 5.50% due 6/1/2010 (Various Universities Project)	Aa2/AA-	530,000	561,254
California State Public Works Board Lease Revenue, 5.00% due 11/1/2015	Aa2/AA-	1,000,000	1,061,340
California State Refunding, 5.75% due 10/1/2010 (Insured: FSA)	Aaa/AAA	1,000,000	1,087,290
California State School Improvement, 3.04% due 5/1/2034 put 4/3/2006 (LOC: Citibank) (daily demand notes)	VMIG1/A-1+	500,000	500,000
California State Veterans Bonds, 9.50% due 2/1/2010 (Insured: MBIA)	Aaa/AAA	1,000,000	1,204,910
California Statewide Community Development Authority COP, 5.25% due 7/1/2010 (St Joseph Health Systems Project)	Aa3/AA-	560,000	583,699
California Statewide Community Development Authority COP, 5.30% due 12/1/2015 (ETM)	Aaa/AAA	2,600,000	2,663,622
California Statewide Community Development Authority Revenue, 5.125% due 6/1/2008 (Louisiana Orthopedic Hospital Foundation Project; Insured: AMBAC)	Aaa/AAA	595,000	611,529
California Statewide Community Development Authority Revenue COP, 6.50% due 8/1/2012 (Cedars Sinai Center Hospital Project; Insured: MBIA)	Aaa/AAA	860,000	923,941
California Statewide Community Development Authority Solid Waste Revenue,
2.90% due 4/1/2011 put 4/1/2007 (Waste Management Inc. Project)	NR/BBB	1,000,000	989,320
California Statewide Community Development Series E, 4.70% due 11/1/2036 put 6/1/2009 (Kaiser Permanente Project)	VMIG2/A-1	2,000,000	2,037,100
Capistrano Unified School District 92-1 Community Facilities District Special Tax, 7.10% due 9/1/2021 pre-refunded 9/1/2007	NR/NR	890,000	944,308

16 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	March 31, 2006 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Central Union High School District Imperial County Refunding, 5.00% due 8/1/2011 (Insured: FGIC)	Aaa/AAA	$780,000	$830,497
Central Union High School District Imperial County Refunding, 5.00% due 8/1/2012 (Insured: FGIC)	Aaa/AAA	830,000	888,839
Central Valley Financing Authority Revenue, 6.00% due 7/1/2009 (Carson Ice Project)	NR/BBB	665,000	667,993
Central Valley School Districts Financing Authority, 0% due 2/1/2007 (Insured: MBIA)	Aaa/AAA	205,000	199,145
Coachella Valley California Unified School District COP Refunding, 5.00% due 9/1/2012 (Insured: MBIA)	Aaa/AAA	800,000	854,048
East Palo Alto Public Financing University Circle Gateway/101 Series A, 5.00% due 10/1/2014 (Insured: RADIAN)	Aa3/AA	670,000	706,756
East Palo Alto Public Financing University Circle Gateway/101 Series A, 5.00% due 10/1/2016 (Insured: RADIAN)	Aa3/AA	735,000	776,322
East Side Union High School District Santa Clara County Series B, 6.625% due 8/1/2006 (Insured: MBIA) (ETM)	Aaa/AAA	700,000	707,329
El Monte COP Senior Department Public Services Facility Phase II, 5.00% due 1/1/2009 (Insured: AMBAC)	Aaa/AAA	2,730,000	2,801,908
Escondido California Unified High School District, 5.60% due 11/1/2009 (Insured: MBIA)	Aaa/AAA	1,250,000	1,289,237
Escondido Joint Powers Financing Authority Lease Revenue Refunding, 0% due 9/1/2013 (California Center For The Arts Project; Insured: AMBAC)	Aaa/AAA	500,000	316,575
Escondido Multi Family Housing Revenue Refunding Bond Series 1997-A, 5.40% due 1/1/2027 put 7/1/2007 (Terrace Gardens Project; Collateralized: FNMA)	NR/AAA	3,015,000	3,063,541
Fresno County Housing Authority Multi Family Revenue Refunding Series A, 4.90% due 11/1/2027 mandatory put 11/1/2007 (Housing Creek Park Apartments Project; Collateralized: FNMA)	NR/AAA	400,000	405,292
Fresno Unified School District Series D, 5.00% due 8/1/2009 (ETM)	Aaa/AAA	545,000	558,363
Hawaiian Gardens Redevelopment Agency Refunding, 5.50% due 12/1/2008 Irvine Improvement Bond Act 1915 Limited Obligation Assessment District,	NR/BBB+	575,000	597,805
3.16% due 9/2/2025 put 4/3/2006 (LOC: Bank of America) (daily demand notes)	VMIG1/A-1+	857,000	857,000
Irvine Ranch Water District, 3.10% due 10/1/2010 put 4/3/2006 (daily demand notes)	NR/A-1+	500,000	500,000
Kern High School District, 7.00% due 8/1/2010 (ETM)	Aaa/NR	165,000	186,887
Kern High School District Refunding Series A, 6.30% due 8/1/2011 (Insured: MBIA)	Aaa/AAA	500,000	559,060
Kern High School District Series B, 9.00% due 8/1/2006 (ETM)	Aaa/AAA	680,000	692,226
Long Beach California Community College District 2002 election Series B, 5.00% due 5/1/2016 (Insured: FGIC)	Aaa/AAA	500,000	534,725
Los Angeles Community Redevelopment Agency, 5.00% due 7/1/2009 (Cinerama Dome Public Parking Project; Insured: ACA)	NR/A	835,000	856,576
Los Angeles Community Redevelopment Agency, 5.75% due 7/1/2010 (Cinerama Dome Public Parking Project; Insured: ACA)	NR/A	435,000	451,191
Los Angeles Community Redevelopment Agency, 5.00% due 9/1/2012 (Insured: AMBAC)	Aaa/NR	1,810,000	1,933,333
Los Angeles COP, 5.00% due 2/1/2012 (Insured: MBIA)	Aaa/AAA	1,400,000	1,488,970
Los Angeles County Capital Asset, 5.00% due 4/1/2008 (Insured: AMBAC)	Aaa/AAA	2,000,000	2,057,080
Los Angeles Department of Water & Power Revenue Series A, 5.25% due 7/1/2011 (Insured: MBIA)	Aaa/AAA	3,000,000	3,227,280
Los Angeles Multi Family Revenue, 5.85% due 12/1/2027 put 12/01/2007 (Collateralized: FNMA)	NR/AAA	620,000	633,051
Los Angeles Unified School District Series E, 5.50% due 7/1/2012 (Insured: MBIA)	Aaa/AAA	2,500,000	2,744,525
Milpitas California Agency Tax Allocation Redevelopment Project Area No 1, 5.00% due 9/1/2015
(Insured: MBIA)	Aaa/AAA	2,000,000	2,121,000
Moorpark Mobile Home Park Revenue Series A, 5.80% due 5/15/2010 (Villa Delaware Arroyo Project; Insured: ACA)	NR/A	1,205,000	1,241,933
New Haven Unified School District Refunding, 12.00% due 8/1/2008 (Insured: FSA)	Aaa/AAA	1,000,000	1,181,650
Northern California Power Agency Public Power Revenue, 5.65% due 7/1/2007
(Geothermal Project 3-A) (ETM)	Baa2/BBB+	360,000	369,587
Northern California Power Agency Public Power Revenue, 5.65% due 7/1/2007	Baa2/BBB+	340,000	347,150
Northern California Power Agency Public Power Revenue Series A, 5.00% due 7/1/2009 (Geothermal Project Number 3)	Baa2/BBB+	4,000,000	4,002,960

Certified Semi-Annual Report 17

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	March 31, 2006 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Norwalk California Redevelopment Agency Refunding Tax Allocation, 5.00% due 10/1/2014 (Insured: MBIA)	Aaa/AAA	$625,000	$671,062
Oakland Redevelopment Agency, 7.40% due 5/1/2007 (Insured: AMBAC)	Aaa/AAA	40,000	40,124
Orange County Airport Revenue Bond, 6.00% due 7/1/2007 (Insured: MBIA)	Aaa/AAA	1,000,000	1,027,780
Orange County Recovery COP Series A, 6.00% due 7/1/2006 (Insured: MBIA) (ETM)	Aaa/AAA	600,000	603,744
Oxnard Financing Authority Solid Refunding, 5.00% due 5/1/2013 (Insured: AMBAC)	Aaa/AAA	2,115,000	2,211,063
Oxnard HBR District Revenue Refunding, 5.65% due 8/1/2014 (Insured: ACA)	NR/A	1,520,000	1,571,680
Piedmont Unified School District Series B, 0% due 8/1/2013 pre-refunded 8/1/2007	Aa3/NR	1,000,000	663,270
Pittsburg California Redevelopment Agency Tax Allocation Refunding, 5.25% due 8/1/2012 (Los Medanos Community Development Project A; Insured: MBIA)	Aaa/AAA	3,350,000	3,622,522
Pomona Unified School District Refunding Series A, 6.10% due 2/1/2010 (Insured: MBIA)	Aaa/AAA	320,000	348,138
Puerto Rico Commonwealth Highway & Transportation Authority, 5.50% due 7/1/2009 (Insured: FSA)	Aaa/AAA	1,000,000	1,056,470
Puerto Rico Municipal Finance Agency Series A, 6.00% due 7/1/2011 (Insured: FSA)	Aaa/AAA	600,000	663,150
Richmond Joint Powers Financing Authority Refunding Lease & Gas Tax Series A, 5.25% due 5/15/2013	NR/NR	2,000,000	2,030,740
Sacramento California City Financing Authority, 0% due 11/1/2014 (Insured: MBIA)	Aaa/AAA	3,310,000	2,313,491
Sacramento County Sanitation District Financing Authority Revenue Series A, 5.75% due 12/1/2009	Aa3/AA	560,000	600,247
Sacramento Municipal Utility District Electric Revenue Refunding Series C, 5.75% due 11/15/2007 (ETM)	Aaa/AAA	330,000	330,611
Sacramento Municipal Utility District Refunding Series L, 5.10% due 7/1/2014 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,036,850
Salinas Redevelopment Agency Tax Allocation Series A, 0% due 11/1/2022 (Insured: FSA)	Aaa/AAA	1,450,000	577,115
San Bernardino County Multi Family Housing Revenue Refunding Series A, 4.75% due 12/15/2031 put 12/15/2011 (Collateralized: FNMA)	Aaa/NR	3,000,000	3,103,080
San Bernardino County Special Taxes Community Facilities District 2002-1, 5.10% due 9/1/2011	NR/NR	190,000	195,052
San Bernardino County Special Taxes Community Facilities District 2002-1, 5.20% due 9/1/2012	NR/NR	205,000	211,300
San Bernardino County Special Taxes Community Facilities District 2002-1, 5.30% due 9/1/2013	NR/NR	300,000	310,770
San Bernardino County Transportation Authority Sales Tax Revenue Series A, 6.00% due 3/1/2010 (ETM)	Aaa/AAA	175,000	183,509
San Diego County California COP, 5.625% due 9/1/2012	Aaa/AAA	500,000	530,340
San Diego County California COP Developmental Services Foundation, 5.50% due 9/1/2017	Baa3/BBB-	2,000,000	2,085,420
San Diego County Regional, 5.00% due 7/1/2013 (Insured: AMBAC) (AMT)	Aaa/AAA	1,000,000	1,050,770
San Diego Public Facilities Financing Authority Lease Revenue, 7.00% due 4/1/2006 (Insured: MBIA)	Aaa/AAA	455,000	455,000
San Diego Public Facilities Financing Authority Lease Revenue, 7.00% due 4/1/2007 (Insured: MBIA)	Aaa/AAA	425,000	439,493
San Francisco Bay Area Transit Bridge Toll Notes, 5.625% due 8/1/2006 (Insured: ACA)	NR/A	1,400,000	1,408,974
San Francisco City & County Capital Appreciation George R Moscone, 0% due 7/1/2010	A1/AA-	1,380,000	1,167,190
San Francisco International Airport Revenue Special Facilities Lease, 5.25% due 1/1/2019 (Insured: AMBAC) (AMT)	Aaa/AAA	1,000,000	1,028,480
San Francisco Laguna Honda Hospital Series I, 5.00% due 6/15/2014 (Insured: FSA)	Aaa/AAA	2,320,000	2,487,991
San Jose Evergreen Community College District Series C, 0% due 9/1/2011 crossover refunded 9/1/2010 (Insured: AMBAC)	Aaa/AAA	2,200,000	1,740,002
San Jose Financing Authority Lease Revenue Series D, 5.00% due 6/1/2039 mandatory put 6/1/2006 (Civic Center Project; Insured: AMBAC)	Aaa/AAA	2,300,000	2,305,451
San Marcos Public Facilities Authority Revenue Community Facilities District 88-1, 0% due 3/1/2008 (ETM)	Aaa/NR	1,900,000	1,777,317
Santa Clara Valley Transportation Authority Sales Tax Revenue Measure A, 5.50% due 4/1/2036 put 10/2/2006 (Insured: AMBAC)	Aaa/AAA	1,810,000	1,828,390
Seal Beach Redevelopment Agency Mobile Home Park Revenue Series A, 5.20% due 12/15/2013 (Insured: ACA)	NR/A	575,000	600,277
Southeast Resources Recovery Facilities Authority Lease Revenue Refunding Series B, 5.375% due 12/1/2013 (Insured: AMBAC)	Aaa/AAA	1,060,000	1,134,762
Southern California Revenue, 5.15% due 7/1/2015 (Public Power Project; Insured: AMBAC)	Aaa/AAA	350,000	379,435
Southern California Revenue, 5.15% due 7/1/2015 (Public Power Project; Insured: AMBAC)	Aaa/AAA	250,000	271,025
Stanton Multi Family Housing Revenue Bond Series 1997, 5.625% due 8/1/2029 put 8/1/2009 (Continental Gardens Project; Collateralized: FNMA)	NR/AAA	3,150,000	3,262,770
Ukiah Unified School District COP, 5.00% due 9/1/2008 (Insured: MBIA)	Aaa/AAA	1,000,000	1,033,670
Val Verde Unified School District COP, 5.00% due 1/1/2014 (Insured: FGIC) (ETM)	Aaa/AAA	445,000	478,678

18 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	March 31, 2006 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Val Verde Unified School District Series B, 5.00% due 1/1/2013 (Refunding Project; Insured: FGIC)	Aaa/AAA	$360,000	$384,602
Val Verde Unified School District Series B, 5.00% due 1/1/2014 (Refunding Project; Insured: FGIC)	Aaa/AAA	430,000	460,457
Ventura County Community College Series A, 5.00% due 8/1/2012 (Insured: MBIA)	Aaa/AAA	500,000	535,445
Victorville Redevelopment Agency Tax Allocation Bear Valley Road Special Escrow Fund A, 5.00% due 12/1/2014 (Insured: FSA)	Aaa/AAA	420,000	436,447
Walnut Valley Unified School District, 9.00% due 8/1/2006 (ETM)	Aaa/AAA	800,000	814,384
Walnut Valley Unified School District, 8.75% due 8/1/2010 (ETM)	Aaa/AAA	1,000,000	1,201,370
Walnut Valley Unified School District Series A, 6.80% due 2/1/2007 (Insured: MBIA)	Aaa/AAA	250,000	256,848
Walnut Valley Unified School District Series A, 6.90% due 2/1/2008 (Insured: MBIA)	Aaa/AAA	250,000	264,920
Walnut Valley Unified School District Series A, 7.00% due 8/1/2008 (Insured: MBIA)	Aaa/AAA	100,000	107,684
Washington Township Health Care District Revenue, 5.00% due 7/1/2009	A2/NR	450,000	460,940
West Contra Costa Unified School District Series A, 7.00% due 8/1/2006 (Insured: MBIA)	Aaa/AAA	595,000	602,039
West Contra Costa Unified School District Series A, 7.00% due 8/1/2008 (Insured: MBIA)	Aaa/AAA	655,000	705,330
Whittier Solid Waste Revenue Refunding Series A, 5.375% due 8/1/2014 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,001,450

TOTAL INVESTMENTS —101.34%(Cost $138,292,857)			$139,173,051
LIABILITIES NET OF OTHER ASSETS — (1.34)%			(1,845,994)

NET ASSETS — 100.00%			$137,327,057

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred prior to or subsequent to the reporting period end.

See notes to financial statements.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
COP	Certificates of Participation
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FNMA	Collateralized by Federal National Mortgage Association
FSA	Insured by Financial Security Assurance Co.
GO	General Obligation
MBIA	Insured by Municipal Bond Investors Assurance
RADIAN	Insured by Radian Asset Assurance
SPA	Standby Bond Purchase Agreement

SUMMARY OF SECURITY CREDIT RATINGS†

Ratings are a blend of Moody’s and Standard & Poor’s, using the higher rating. Some bonds are rated by only one service.

Certified Semi-Annual Report 19

EXPENSE EXAMPLE

Thornburg California Limited Term Municipal Fund	March 31, 2006 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A Shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 30, 2005 and held until March 31, 2006.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 9/30/05	Ending Account Value 3/31/06	Expenses Paid During Period† 9/30/05-3/31/06
Class A Shares
Actual	$1,000	$1,006.80	$3.89
Hypothetical*	$1,000	$1,021.06	$3.91
Class C Shares
Actual	$1,000	$1,005.50	$5.10
Hypothetical*	$1,000	$1,019.84	$5.14
Class I Shares
Actual	$1,000	$1,008.40	$2.24
Hypothetical*	$1,000	$1,022.70	$2.25

†	Expenses are equal to the annualized expense ratio for each class (A: 0.78%; C: 1.02%; and I: 0.45%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

20 Certified Semi-Annual Report

OTHER INFORMATION

Thornburg California Limited Term Municipal Fund	March 31, 2006 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Commencing August 31, 2004, information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

Certified Semi-Annual Report 21

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

February 8, 2005

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

This statement is submitted for the general information of the shareholders of Thornburg Investment Trust. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund’s investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money.

22 This page is not part of the Semi-Annual Report.

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

403(b)

A special, tax-advantaged savings vehicle available only to employees of 501(c)(3) organizations, such as charitable, educational, scientific and religious organizations. 403(b) plans are also available to employees of public schools and universities.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

This page is not part of the Semi-Annual Report. 23

The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $22 billion. Founded in 1982, the firm manages four equity funds, eight bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and controlling risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $126 million in Thornburg Funds.

Core Strategies for Building Wealth

We deliver core strategies to help investors meet long-term goals. A core strategy is a consistent, disciplined and proven investment process that represents the foundation of a diversified portfolio.

Investment Manager:	Distributor:

119 East Marcy Street	119 East Marcy Street
Santa Fe, New Mexico 87501	Santa Fe, New Mexico 87501
800.847.0200	800.847.0200

Thornburg California Limited Term Municipal Fund

Laddering – an All Weather Strategy

The Fund will invest primarily in municipal obligations originating in California with the objective of obtaining exemption of interest dividends from any income taxes imposed by California on individuals.

The Fund offers California investors double tax-free yields (may be subject to Alternative Minimum Tax) in a laddered municipal bond portfolio with an average maturity of five years or less. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year; cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder. The strategy is a good compromise for managing different types of risk.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg Florida Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

Thornburg’s equity research uses a fundamental, yet comprehensive, analytical approach. We invest when and where we perceive compelling value. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at discount to their intrinsic value.

More information at www.thornburg.com

Reduce paper clutter.
Receive your shareholder reports and prospectus online instead of through traditional mail. Sign up at www.thornburg.com/edelivery

2 This page is not part of the Semi-Annual Report.

2006

Certified Semi-Annual Report

Thornburg California Limited Term Municipal Fund

I Share – March 31, 2006

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Certified Semi-Annual Report 3

Important Information

Performance data represent past performance and do not guarantee future results. Investment return and principal value will fluctuate. Upon redemption, shares may be worth more or less than their original cost. Current returns may be lower or higher than those shown. For performance current to the most recent month end, visit www.thornburg.com.

Minimum investments for Class I shares are higher than those for other classes. Returns reflect the reinvestment of dividends and capital gains. There is no up front sales charge for this class of shares.

Shares in the Fund carry risks, including possible loss of principal. As with direct bond ownership, funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The principal value of bond funds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Shares in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency.

The information presented on the following pages was current as of March 31, 2006. The manager’s views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Glossary

The Lehman Brothers Five-Year Municipal Bond Index – A rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa. The approximate maturity of the municipal bonds in the index is five years. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Duration – The measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Weighted Average Maturity – Is a weighted average of all the effective maturities of the bonds in a portfolio. Effective maturity takes into consideration mortgage prepayments, puts, sinking funds, adjustable coupons, and other features of individual bonds and is thus a more accurate measure of interest-rate sensitivity. Longer-maturity funds are generally considered more interest-rate sensitive than their shorter counterparts.

Fed Funds Rate – Is the interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

4 Certified Semi-Annual Report

Letter to Shareholders

George Strickland

Portfolio Manager

April 24, 2006

Dear Fellow Shareholder:

I am pleased to present the Semi-Annual Report for the Thornburg California Limited Term Municipal Fund. The net asset value of the Class I shares decreased by 11 cents to $12.69 during the six month period ended March 31, 2006. If you were with us for the entire period, you received dividends of 21.7 cents per share. If you reinvested dividends, you received 21.8 cents per share.

Over the past six months, the municipal bond yield curve has continued to flatten. Interest rates on short and intermediate bonds have risen, while the interest rates on long-term bonds have barely budged. Since bond prices move in the opposite direction of yields, long-term bond prices have been relatively stable while short and intermediate bond prices have fallen somewhat. The Class I shares of your Fund produced a total return of 0.84% over the last six months, better than the 0.32% return for the Lehman Brothers Five Year Municipal Bond Index.

The flatter yield curve has created a fairly unusual situation in the municipal bond market whereby 10-year municipal bonds currently yield 92% as much as 30-year municipal bonds. Over the last five years, that ratio has averaged closer to 84%. We believe that the higher ratio indicates that there is better relative value in 10-year municipal bonds, where we prefer to invest, than in longer term municipal bonds.

We are not surprised that short and intermediate bond yields have risen. Short-term bond yields tend to be closely tied to the Fed Funds Rate, which has increased from 1.0% to 4.75% since June 2004. Long-term bond yields are influenced by future expectations about inflation and economic growth, and by large-scale capital flows. U.S. economic growth has shown no signs of faltering or overheating – just a steady push toward full utilization. Commodity price inflation has been alarming, but broader measures of consumer prices have been better behaved. In previous environments, such conditions accompanied by a tightening Fed would have led to higher long-term interest rates. However, capital flows have kept a lid on long term rates so far. In 2005, foreign buyers purchased 160% of Treasury bond net issuance. That volume of offshore buying has kept long-term bond yields low.

This year, the U.S. Treasury will be issuing significantly more debt than last year, both to finance a widening budget deficit and to roll over maturing notes. There are some signs that Japanese and European interest rates may rise and create more competition for U.S. bonds. Such a combination could put a significant amount of upward pressure on long-term interest rates. However, short-term interest rates, by contrast, have already risen substantially and may be close to leveling off. So we believe that long-term bonds carry much more risk than short-term bonds in the current environment.

New issue municipal bond supply is down 29% from last year’s pace. The reduced supply has helped the municipal market significantly outperform the Treasury bond market so far this year. We have been gradually shortening the duration of the Fund through the first quarter of 2006, but if interest rates continue rising, we will likely extend the duration somewhat as we find interesting buying opportunities toward the top of the Fund’s bond ladder.

Certified Semi-Annual Report 5

Your Thornburg California Limited Term Municipal Fund is a laddered portfolio of over 110 municipal obligations from all over California. Today, your Fund’s weighted average maturity is 4.6 years. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering intermediate bonds accomplishes two goals. First, the staggered bond maturities contained in a ladder defuse interest-rate risk and dampen the Fund’s price volatility. Second, laddering gives the Fund a steady cash flow stream from maturing bonds to reinvest toward the top of the ladder where yields are typically higher. The laddering strategy is what differentiates this Fund from most bond mutual funds. It will be particularly useful if interest rates continue rising, because it should allow the Fund to continue increasing the yield of the portfolio as bonds mature and get replaced with new ones. The chart shown here describes the percentages of your Fund’s bond portfolio maturing in each of the coming years.

% of portfolio maturing			Cumulative % maturing
1 year	=	10.4%	Year 1	=	10.4%
1 to 2 years	=	10.7%	Year 2	=	21.1%
2 to 3 years	=	8.5%	Year 3	=	29.6%
3 to 4 years	=	13.0%	Year 4	=	42.6%
4 to 5 years	=	8.6%	Year 5	=	51.2%
5 to 6 years	=	11.6%	Year 6	=	62.8%
6 to 7 years	=	9.4%	Year 7	=	72.2%
7 to 8 years	=	10.1%	Year 8	=	82.3%
8 to 9 years	=	8.9%	Year 9	=	91.2%
Over 9 years	=	8.8%	Over 9 years	=	100.0%

Percentages can and do vary. Data as of 3/31/06.

California has enjoyed a budget surplus recently because of rapid growth in income tax revenues. However, next year’s budget uses up the surplus to fund an 8.4% increase in spending, and state tax revenues remain very dependent upon a rising stock market and strong home sales. The improving fiscal situation and lack of major credit problems have helped drive down the risk premiums on lower quality municipal debt. We believe that the California economy is cyclical in nature, so we are cautious about buying lower quality bonds in this environment. To reduce credit risk, we have kept 92% of the portfolio in bonds rated A or above by at least one rating agency and maintained broad diversification across issuers and market sectors.

Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your Fund to perform consistently well in varying interest rate environments. Thank you for investing in Thornburg California Limited Term Municipal Fund.

Sincerely,

George Strickland Portfolio Manager

6 Certified Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES

Thornburg California Limited Term Municipal Fund	March 31, 2006 (Unaudited)

ASSETS
Investments at value (cost $138,292,857)	$139,173,051
Cash	481,728
Receivable for investments sold	524,948
Receivable for fund shares sold	11,147
Interest receivable	1,851,124
Prepaid expenses and other assets	57,007

Total Assets	142,099,005

LIABILITIES
Payable for securities purchased	3,268,416
Payable for fund shares redeemed	1,334,018
Payable to investment advisor and other affiliates (Note 3)	30,251
Accounts payable and accrued expenses	39,656
Dividends payable	99,607

Total Liabilities	4,771,948

NET ASSETS	$137,327,057

NET ASSETS CONSIST OF:
Net unrealized appreciation on investments	$880,194
Accumulated net realized gain (loss)	(850,251)
Net capital paid in on shares of beneficial interest	137,297,114

$137,327,057

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($91,348,149 applicable to 7,205,013 shares of beneficial interest outstanding - Note 4)	$12.68
Maximum sales charge, 1.50% of offering price	0.19

Maximum offering price per share	$12.87

Class C Shares:
Net asset value and offering price per share * ($17,853,810 applicable to 1,407,120 shares of beneficial interest outstanding - Note 4)	$12.69

Class I Shares:
Net asset value, offering and redemption price per share ($28,125,098 applicable to 2,216,213 shares of beneficial interest outstanding - Note 4)	$12.69

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Semi-Annual Report 7

STATEMENT OF OPERATIONS

Thornburg California Limited Term Municipal Fund	Six Months Ended March 31, 2006 (Unaudited)

INVESTMENT INCOME:
Interest income (net of premium amortized of $941,571)	$2,858,188

EXPENSES:
Investment advisory fees (Note 3)	370,659
Administration fees (Note 3)
Class A Shares	63,363
Class C Shares	11,777
Class I Shares	7,010
Distribution and service fees (Note 3)
Class A Shares	126,727
Class C Shares	94,087
Transfer agent fees
Class A Shares	22,800
Class C Shares	9,694
Class I Shares	10,597
Registration and filing fees
Class A Shares	35
Class C Shares	35
Class I Shares	35
Custodian fees (Note 3)	37,829
Professional fees	11,422
Accounting fees	7,488
Trustee fees	872
Other expenses	12,011

Total Expenses	786,441
Less:
Expenses reimbursed by investment advisor (Note 3)	(22,694)
Management fees waived by investment advisor (Note 3)	(95,214)
Distribution and service fees waived (Note 3)	(47,044)
Fees paid indirectly (Note 3)	(69,254)

Net Expenses	552,235

Net Investment Income	2,305,953

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments sold	(256,508)
Net change in unrealized appreciation (depreciation) of investments	(1,046,650)

Net Realized and Unrealized Loss	(1,303,158)

Net Increase in Net Assets Resulting From Operations	$1,002,795

See notes to financial statements.

8 Certified Semi-Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg California Limited Term Municipal Fund	(Unaudited)*

	*Six Months Ended March 31, 2006	Year Ended September 30, 2005
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$2,305,953	$4,817,185
Net realized loss on investments	(256,508)	(139,338)
Increase (Decrease) in unrealized appreciation (depreciation) of investments	(1,046,650)	(2,988,040)

Net Increase (Decrease) in Net Assets Resulting from Operations	1,002,795	1,689,807
DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(1,562,063)	(3,392,991)
Class C Shares	(266,947)	(533,799)
Class I Shares	(476,943)	(890,395)
FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(18,868,595)	(21,261,597)
Class C Shares	(2,002,332)	(1,532,552)
Class I Shares	(2,465,016)	5,630,725

Net Decrease in Net Assets	(24,639,101)	(20,290,802)
NET ASSETS:
Beginning of period	161,966,158	182,256,960

End of period	$137,327,057	$161,966,158

See notes to financial statements.

Certified Semi-Annual Report 9

NOTES TO FINANCIAL STATEMENTS

Thornburg California Limited Term Municipal Fund	March 31, 2006 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg California Limited Term Municipal Fund (the “Fund”) (formerly Thornburg Limited Term Municipal Fund – California Portfolio) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing eleven series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg Florida Intermediate Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, and Thornburg Investment Income Builder Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s investment objective is to obtain as high a level of current income exempt from Federal income tax as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. In addition, the Fund will invest primarily in Municipal Obligations originating in California with the objective of obtaining exemption of interest dividends from any income taxes imposed by California on individuals.

The Fund currently offers three classes of shares of beneficial interest, Class A, Class C, and Institutional Class (Class I) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent applicable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administrative fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: The Trust determines the value of investments utilizing an independent pricing service approved by the Board of Trustees. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices, normally at 4:00 p.m. EST. When quotations are not readily available, securities are valued at evaluated prices as determined by the pricing service using methods which include consideration of yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity, and rating; indications as to value from dealers and general market conditions. In any case where a price is not available from a pricing service for an investment, the Trust’s valuation and pricing committee determines a fair value for the investment using factors approved by the Trustees. The valuation procedures used by the pricing service and the portfolio valuations received by the Fund are reviewed by the officers of the Trust under the general supervision of the Board of Trustees. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable (if any) and tax exempt income of the Fund to the shareholders. Therefore, no provision for Federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an

10 Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	March 31, 2006 (Unaudited)

identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services for which the fees are payable at the end of each month. For the period ended March 31, 2006, these fees were payable at annual rates ranging from .50 of 1% to .225 of 1% per annum of the average daily net assets of the Fund. For the period ended March 31, 2006, the Advisor voluntarily waived investment Advisory fees of $95,214. The Trust also has entered into an Administrative Services Agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the period ended March 31, 2006, the Advisor voluntarily reimbursed certain class specific expenses and administrative fees of $9,232 for Class A shares, $7,150 for Class C shares, and $6,312 for Class I shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the distributor of Fund shares. For the period ended March 31, 2006, the Distributor has advised the Fund that it earned no commissions from the sale of Class A shares, and collected contingent deferred sales charges aggregating $801 from redemptions of Class C shares of the Fund.

Pursuant to a Service Plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor amounts not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other persons for distribution of the Fund’s shares and to obtain various shareholder related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust also has adopted a Distribution Plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans and Class C distribution fees waived by the Distributor for the period ended March 31, 2006, are set forth in the Statement of Operations. Distribution fees in the amount of $47,044 waived for Class C shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the period ended March 31, 2006, fees paid indirectly were $69,254. This figure may include additional fees waived by the Custodian.

Certain officers and Trustees of the Trust are also officers and/or Directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

Certified Semi-Annual Report 11

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2006 (Unaudited)

NOTE 4–SHARES OF BENEFICIAL INTEREST

At March 31, 2006, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Period Ended March 31, 2006		Year Ended September 30, 2005
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	4,187,091	$56,592,053	10,112,925	$138,664,895
Shares issued to shareholders in reinvestment of dividends	739,763	9,989,340	1,429,462	19,572,574
Shares repurchased	(11,119,963)	(150,229,460)	(15,463,654)	(211,884,750)

Net Increase (Decrease)	(6,193,109)	$(83,648,067)	(3,921,267)	$(53,647,281)

Class C Shares
Shares sold	361,822	$4,898,853	1,853,494	$25,470,518
Shares issued to shareholders in reinvestment of dividends	95,094	1,286,374	198,591	2,724,023
Shares repurchased	(2,073,524)	(28,068,597)	(3,045,634)	(41,767,813)

Net Increase (Decrease)	(1,616,608)	$(21,883,370)	(993,549)	$(13,573,272)

Class I Shares
Shares sold	4,168,822	$56,342,769	8,961,752	$122,650,992
Shares issued to shareholders in reinvestment of dividends	292,248	3,946,218	501,520	6,865,525
Shares repurchased	(4,379,412)	(59,193,766)	(5,348,315)	(73,279,834)

Net Increase (Decrease)	81,658	$1,095,221	4,114,957	$56,236,683

NOTE 5–SECURITIES TRANSACTIONS

For the period ended March 31, 2006, the Fund had purchase and sale transactions of investment securities (excluding short term investments) of $169,641,521 and $272,430,777, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2006, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$1,252,231,196

Gross unrealized appreciation on a tax basis	$16,184,545
Gross unrealized depreciation on a tax basis	(6,017,787)

Net unrealized appreciation (depreciation) on investments (tax basis)	$10,166,758

At March 31, 2006, the Fund had tax basis capital losses, which may be carried over to offset future capital gains. To the extent such carry forwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such capital loss carryovers expire as follows:

2007	$1,013,153
2008	3,565,103
2013	30,614

$4,608,870

As of March 31, 2006, the Fund had deferred capital losses occurring subsequent to October 31, 2004 of $1,864,744. For tax purposes, such losses will be reflected in the year ending September 30, 2006.

12 Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS

Thornburg California Limited Term Municipal Fund	(Unaudited)*

	*6 Mo. Ended March 31, 2006		Year Ended Sept. 30, 2005	3 Mo. Ended Sept. 30, 2004(c)		Year Ended June 30,
						2004	2003	2002	2001
Class I Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.80		$13.03	$12.89		$13.22	$12.97	$12.79	$12.60

Income from investment operations:
Net investment income	0.22		0.40	0.09		0.39	0.42	0.51	0.59
Net realized and unrealized gain (loss) on investments	(0.11)		(0.23)	0.14		(0.33)	0.25	0.18	0.19

Total from investment operations	0.11		0.17	0.23		0.06	0.67	0.69	0.78
Less dividends from:
Net investment income	(0.22)		(0.40)	(0.09)		(0.39)	(0.42)	(0.51)	(0.59)

Change in net asset value	(0.11)		(0.23)	0.14		(0.33)	0.25	0.18	0.19
NET ASSET VALUE, end of period	$12.69		$12.80	$13.03		$12.89	$13.22	$12.97	$12.79

RATIOS/SUPPLEMENTAL DATA

Total return(a)	0.84%		1.31%	1.81%		0.46%	5.27%	5.48%	6.28%
Ratios to average net assets:
Net investment income	3.40	%(b)	3.09%	2.85	%(b)	2.99%	3.20%	3.92%	4.60%
Expenses, after expense reductions	0.54	%(b)	0.68%	0.67	%(b)	0.67%	0.65%	0.66%	0.65%
Expenses, after expense reductions and net of custody credits	0.45	%(b)	0.67%	0.67	%(b)	0.67%	0.65%	0.65%	—
Expenses, before expense reductions	0.72	%(b)	0.73%	0.77	%(b)	0.78%	0.75%	0.84%	0.98%
Portfolio turnover rate	11.87%		26.33%	4.18%		23.80%	26.03%	25.16%	15.45%
Net assets at end of period (000)	$28,125		$30,843	$25,728		$22,929	$20,592	$10,133	$5,520

(a)	Not annualized for periods less than one year.

(b)	Annualized.

(c)	The Fund’s fiscal year-end changed to September 30.

Certified Semi-Annual Report 13

SCHEDULE OF INVESTMENTS

Thornburg California Limited Term Municipal Fund	March 31, 2006 (Unaudited)

CUSIPS: CLASS A - 885-215-426, CLASS C - 885-215-418, CLASS I - 885-215-392

NASDAQ SYMBOLS: CLASS A - LTCAX, CLASS C - LTCCX, CLASS I - LTCIX

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
ABAG Finance Authority, 4.75% due 10/1/2011 (California School of Mechanical Arts Project)	A3/NR	$435,000	$449,011
ABAG Finance Authority, 4.75% due 10/1/2012 (California School of Mechanical Arts Project)	A3/NR	455,000	469,105
Alameda COP, 4.60% due 5/1/2011	NR/A+	425,000	438,961
Alum Rock Union Elementary School District GO Refunding Bonds, 8.00% due 9/1/2006 (Insured: FGIC)	Aaa/AAA	295,000	300,552
Alum Rock Union Elementary School District GO Refunding Bonds, 8.00% due 9/1/2007 (Insured: FGIC)	Aaa/AAA	380,000	403,488
Bay Area Government Association Rapid Transit, 4.875% due 6/15/2009 (Insured: AMBAC)	Aaa/AAA	835,000	835,852
Bonita Unified School District COP Refunding, 4.50% due 5/1/2010 (Insured: MBIA)	Aaa/AAA	700,000	725,242
California Health Facilities Financing, 5.50% due 10/1/2006 (Sisters of Providence Project)	Aa3/AA	1,235,000	1,246,646
California Health Facilities Financing Authority Revenue Series B Refunding, 5.25% due 10/1/2013 (Kaiser Permanente Project) (ETM)	A3/AAA	2,000,000	2,094,080
California Housing Finance Authority Revenue Series 1985-B, 9.875% due 2/1/2017	Aa2/AA-	670,000	680,881
California Infrastructure & Economic Development Bank Revenue, 5.00% due 7/1/2010 (Bay Area Toll Bridges Project; Insured: FSA)	Aaa/AAA	1,000,000	1,055,470
California Mobile Home Park Financing Series A, 4.75% due 11/15/2010 (Rancho Vallecitos Project; Insured: ACA)	NR/A	500,000	510,325
California Mobile Home Park Financing Series A, 5.00% due 11/15/2013 (Rancho Vallecitos Project; Insured: ACA)	NR/A	570,000	587,744
California Pollution Control Solid Waste Authority, 6.75% due 7/1/2011 (ETM)	Aaa/NR	2,650,000	2,815,545
California State, 7.50% due 10/1/2007 (Insured: MBIA)	Aaa/AAA	2,000,000	2,116,520
California State, 6.60% due 2/1/2010 (Insured: MBIA)	Aaa/AAA	560,000	618,352
California State, 6.50% due 9/1/2010 (Insured: AMBAC)	Aaa/AAA	1,250,000	1,392,600
California State, 5.50% due 3/1/2012 (Insured: FGIC)	Aaa/AAA	230,000	231,785
California State Department of Water Resources Power Series A, 5.50% due 5/1/2011 (Insured: MBIA)	Aaa/AAA	2,000,000	2,166,040
California State Department of Water Resources Power Supply Series A, 5.50% due 5/1/2008	A2/A-	2,580,000	2,672,570
California State Department of Water Series Resources Power Supply Series B-5, 3.10% due 5/1/2022 put 4/3/2006 (LOC: Bayerische Landesbank; West Deutsche Landesbank) (daily demand notes)	VMIG1/A-1+	700,000	700,000
California State Economic Recovery Series A, 5.00% due 1/1/2008	Aa3/AA-	1,000,000	1,023,830
California State Economic Recovery Series A, 5.25% due 7/1/2013	Aa3/AA-	2,500,000	2,707,925
California State Economic Recovery Series C-2, 3.10% due 7/1/2023 put 4/3/2006 (SPA: Bank of America N.A.)(daily demand notes)	VMIG1/A-1+	900,000	900,000
California State Public Works Board Lease Revenue, 5.00% due 1/1/2015 (Department of Corrections Project; Insured: AMBAC)	Aaa/AAA	2,000,000	2,143,260
California State Public Works Board Lease Revenue, 5.50% due 6/1/2010 (Various Universities Project)	Aa2/AA-	530,000	561,254
California State Public Works Board Lease Revenue, 5.00% due 11/1/2015	Aa2/AA-	1,000,000	1,061,340
California State Refunding, 5.75% due 10/1/2010 (Insured: FSA)	Aaa/AAA	1,000,000	1,087,290
California State School Improvement, 3.04% due 5/1/2034 put 4/3/2006 (LOC: Citibank) (daily demand notes)	VMIG1/A-1+	500,000	500,000
California State Veterans Bonds, 9.50% due 2/1/2010 (Insured: MBIA)	Aaa/AAA	1,000,000	1,204,910
California Statewide Community Development Authority COP, 5.25% due 7/1/2010 (St Joseph Health Systems Project)	Aa3/AA-	560,000	583,699
California Statewide Community Development Authority COP, 5.30% due 12/1/2015 (ETM)	Aaa/AAA	2,600,000	2,663,622
California Statewide Community Development Authority Revenue, 5.125% due 6/1/2008 (Louisiana Orthopedic Hospital Foundation Project; Insured: AMBAC)	Aaa/AAA	595,000	611,529
California Statewide Community Development Authority Revenue COP, 6.50% due 8/1/2012 (Cedars Sinai Center Hospital Project; Insured: MBIA)	Aaa/AAA	860,000	923,941
California Statewide Community Development Authority Solid Waste Revenue, 2.90% due 4/1/2011 put 4/1/2007 (Waste Management Inc. Project)	NR/BBB	1,000,000	989,320
California Statewide Community Development Series E, 4.70% due 11/1/2036 put 6/1/2009 (Kaiser Permanente Project)	VMIG2/A-1	2,000,000	2,037,100
Capistrano Unified School District 92-1 Community Facilities District Special Tax, 7.10% due 9/1/2021 pre-refunded 9/1/2007	NR/NR	890,000	944,308

14 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	March 31, 2006 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Central Union High School District Imperial County Refunding, 5.00% due 8/1/2011 (Insured: FGIC)	Aaa/AAA	$780,000	$830,497
Central Union High School District Imperial County Refunding, 5.00% due 8/1/2012 (Insured: FGIC)	Aaa/AAA	830,000	888,839
Central Valley Financing Authority Revenue, 6.00% due 7/1/2009 (Carson Ice Project)	NR/BBB	665,000	667,993
Central Valley School Districts Financing Authority, 0% due 2/1/2007 (Insured: MBIA)	Aaa/AAA	205,000	199,145
Coachella Valley California Unified School District COP Refunding, 5.00% due 9/1/2012 (Insured: MBIA)	Aaa/AAA	800,000	854,048
East Palo Alto Public Financing University Circle Gateway/101 Series A, 5.00% due 10/1/2014 (Insured: RADIAN)	Aa3/AA	670,000	706,756
East Palo Alto Public Financing University Circle Gateway/101 Series A, 5.00% due 10/1/2016 (Insured: RADIAN)	Aa3/AA	735,000	776,322
East Side Union High School District Santa Clara County Series B, 6.625% due 8/1/2006 (Insured: MBIA) (ETM)	Aaa/AAA	700,000	707,329
El Monte COP Senior Department Public Services Facility Phase II, 5.00% due 1/1/2009 (Insured: AMBAC)	Aaa/AAA	2,730,000	2,801,908
Escondido California Unified High School District, 5.60% due 11/1/2009 (Insured: MBIA)	Aaa/AAA	1,250,000	1,289,237
Escondido Joint Powers Financing Authority Lease Revenue Refunding, 0% due 9/1/2013 (California Center For The Arts Project; Insured: AMBAC)	Aaa/AAA	500,000	316,575
Escondido Multi Family Housing Revenue Refunding Bond Series 1997-A, 5.40% due 1/1/2027 put 7/1/2007 (Terrace Gardens Project; Collateralized: FNMA)	NR/AAA	3,015,000	3,063,541
Fresno County Housing Authority Multi Family Revenue Refunding Series A, 4.90% due 11/1/2027 mandatory put 11/1/2007 (Housing Creek Park Apartments Project; Collateralized: FNMA)	NR/AAA	400,000	405,292
Fresno Unified School District Series D, 5.00% due 8/1/2009 (ETM)	Aaa/AAA	545,000	558,363
Hawaiian Gardens Redevelopment Agency Refunding, 5.50% due 12/1/2008	NR/BBB+	575,000	597,805
Irvine Improvement Bond Act 1915 Limited Obligation Assessment District, 3.16% due 9/2/2025 put 4/3/2006 (LOC: Bank of America) (daily demand notes)	VMIG1/A-1+	857,000	857,000
Irvine Ranch Water District, 3.10% due 10/1/2010 put 4/3/2006 (daily demand notes)	NR/A-1+	500,000	500,000
Kern High School District, 7.00% due 8/1/2010 (ETM)	Aaa/NR	165,000	186,887
Kern High School District Refunding Series A, 6.30% due 8/1/2011 (Insured: MBIA)	Aaa/AAA	500,000	559,060
Kern High School District Series B, 9.00% due 8/1/2006 (ETM)	Aaa/AAA	680,000	692,226
Long Beach California Community College District 2002 election Series B, 5.00% due 5/1/2016 (Insured: FGIC)	Aaa/AAA	500,000	534,725
Los Angeles Community Redevelopment Agency, 5.00% due 7/1/2009 (Cinerama Dome Public Parking Project; Insured: ACA)	NR/A	835,000	856,576
Los Angeles Community Redevelopment Agency, 5.75% due 7/1/2010 (Cinerama Dome Public Parking Project; Insured: ACA)	NR/A	435,000	451,191
Los Angeles Community Redevelopment Agency, 5.00% due 9/1/2012 (Insured: AMBAC)	Aaa/NR	1,810,000	1,933,333
Los Angeles COP, 5.00% due 2/1/2012 (Insured: MBIA)	Aaa/AAA	1,400,000	1,488,970
Los Angeles County Capital Asset, 5.00% due 4/1/2008 (Insured: AMBAC)	Aaa/AAA	2,000,000	2,057,080
Los Angeles Department of Water & Power Revenue Series A, 5.25% due 7/1/2011 (Insured: MBIA)	Aaa/AAA	3,000,000	3,227,280
Los Angeles Multi Family Revenue, 5.85% due 12/1/2027 put 12/01/2007 (Collateralized: FNMA)	NR/AAA	620,000	633,051
Los Angeles Unified School District Series E, 5.50% due 7/1/2012 (Insured: MBIA)	Aaa/AAA	2,500,000	2,744,525
Milpitas California Agency Tax Allocation Redevelopment Project Area No 1, 5.00% due 9/1/2015 (Insured: MBIA)	Aaa/AAA	2,000,000	2,121,000
Moorpark Mobile Home Park Revenue Series A, 5.80% due 5/15/2010 (Villa Delaware Arroyo Project; Insured: ACA)	NR/A	1,205,000	1,241,933
New Haven Unified School District Refunding, 12.00% due 8/1/2008 (Insured: FSA)	Aaa/AAA	1,000,000	1,181,650
Northern California Power Agency Public Power Revenue, 5.65% due 7/1/2007 (Geothermal Project 3-A) (ETM)	Baa2/BBB+	360,000	369,587
Northern California Power Agency Public Power Revenue, 5.65% due 7/1/2007	Baa2/BBB+	340,000	347,150
Northern California Power Agency Public Power Revenue Series A, 5.00% due 7/1/2009 (Geothermal Project Number 3)	Baa2/BBB+	4,000,000	4,002,960

Certified Semi-Annual Report 15

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	March 31, 2006 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Norwalk California Redevelopment Agency Refunding Tax Allocation, 5.00% due 10/1/2014 (Insured: MBIA)	Aaa/AAA	$625,000	$671,062
Oakland Redevelopment Agency, 7.40% due 5/1/2007 (Insured: AMBAC)	Aaa/AAA	40,000	40,124
Orange County Airport Revenue Bond, 6.00% due 7/1/2007 (Insured: MBIA)	Aaa/AAA	1,000,000	1,027,780
Orange County Recovery COP Series A, 6.00% due 7/1/2006 (Insured: MBIA) (ETM)	Aaa/AAA	600,000	603,744
Oxnard Financing Authority Solid Refunding, 5.00% due 5/1/2013 (Insured: AMBAC)	Aaa/AAA	2,115,000	2,211,063
Oxnard HBR District Revenue Refunding, 5.65% due 8/1/2014 (Insured: ACA)	NR/A	1,520,000	1,571,680
Piedmont Unified School District Series B, 0% due 8/1/2013 pre-refunded 8/1/2007	Aa3/NR	1,000,000	663,270
Pittsburg California Redevelopment Agency Tax Allocation Refunding, 5.25% due 8/1/2012 (Los Medanos Community Development Project A; Insured: MBIA)	Aaa/AAA	3,350,000	3,622,522
Pomona Unified School District Refunding Series A, 6.10% due 2/1/2010 (Insured: MBIA)	Aaa/AAA	320,000	348,138
Puerto Rico Commonwealth Highway & Transportation Authority, 5.50% due 7/1/2009 (Insured: FSA)	Aaa/AAA	1,000,000	1,056,470
Puerto Rico Municipal Finance Agency Series A, 6.00% due 7/1/2011 (Insured: FSA)	Aaa/AAA	600,000	663,150
Richmond Joint Powers Financing Authority Refunding Lease & Gas Tax Series A, 5.25% due 5/15/2013	NR/NR	2,000,000	2,030,740
Sacramento California City Financing Authority, 0% due 11/1/2014 (Insured: MBIA)	Aaa/AAA	3,310,000	2,313,491
Sacramento County Sanitation District Financing Authority Revenue Series A, 5.75% due 12/1/2009	Aa3/AA	560,000	600,247
Sacramento Municipal Utility District Electric Revenue Refunding Series C, 5.75% due 11/15/2007 (ETM)	Aaa/AAA	330,000	330,611
Sacramento Municipal Utility District Refunding Series L, 5.10% due 7/1/2014 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,036,850
Salinas Redevelopment Agency Tax Allocation Series A, 0% due 11/1/2022 (Insured: FSA)	Aaa/AAA	1,450,000	577,115
San Bernardino County Multi Family Housing Revenue Refunding Series A, 4.75% due 12/15/2031 put 12/15/2011 (Collateralized: FNMA)	Aaa/NR	3,000,000	3,103,080
San Bernardino County Special Taxes Community Facilities District 2002-1, 5.10% due 9/1/2011	NR/NR	190,000	195,052
San Bernardino County Special Taxes Community Facilities District 2002-1, 5.20% due 9/1/2012	NR/NR	205,000	211,300
San Bernardino County Special Taxes Community Facilities District 2002-1, 5.30% due 9/1/2013	NR/NR	300,000	310,770
San Bernardino County Transportation Authority Sales Tax Revenue Series A, 6.00% due 3/1/2010 (ETM)	Aaa/AAA	175,000	183,509
San Diego County California COP, 5.625% due 9/1/2012	Aaa/AAA	500,000	530,340
San Diego County California COP Developmental Services Foundation, 5.50% due 9/1/2017	Baa3/BBB-	2,000,000	2,085,420
San Diego County Regional, 5.00% due 7/1/2013 (Insured: AMBAC) (AMT)	Aaa/AAA	1,000,000	1,050,770
San Diego Public Facilities Financing Authority Lease Revenue, 7.00% due 4/1/2006 (Insured: MBIA)	Aaa/AAA	455,000	455,000
San Diego Public Facilities Financing Authority Lease Revenue, 7.00% due 4/1/2007 (Insured: MBIA)	Aaa/AAA	425,000	439,493
San Francisco Bay Area Transit Bridge Toll Notes, 5.625% due 8/1/2006 (Insured: ACA)	NR/A	1,400,000	1,408,974
San Francisco City & County Capital Appreciation George R Moscone, 0% due 7/1/2010	A1/AA-	1,380,000	1,167,190
San Francisco International Airport Revenue Special Facilities Lease, 5.25% due 1/1/2019 (Insured: AMBAC) (AMT)	Aaa/AAA	1,000,000	1,028,480
San Francisco Laguna Honda Hospital Series I, 5.00% due 6/15/2014 (Insured: FSA)	Aaa/AAA	2,320,000	2,487,991
San Jose Evergreen Community College District Series C, 0% due 9/1/2011 crossover refunded 9/1/2010 (Insured: AMBAC)	Aaa/AAA	2,200,000	1,740,002
San Jose Financing Authority Lease Revenue Series D, 5.00% due 6/1/2039 mandatory put 6/1/2006 (Civic Center Project; Insured: AMBAC)	Aaa/AAA	2,300,000	2,305,451
San Marcos Public Facilities Authority Revenue Community Facilities District 88-1, 0% due 3/1/2008 (ETM)	Aaa/NR	1,900,000	1,777,317
Santa Clara Valley Transportation Authority Sales Tax Revenue Measure A, 5.50% due 4/1/2036 put 10/2/2006 (Insured: AMBAC)	Aaa/AAA	1,810,000	1,828,390
Seal Beach Redevelopment Agency Mobile Home Park Revenue Series A, 5.20% due 12/15/2013 (Insured: ACA)	NR/A	575,000	600,277
Southeast Resources Recovery Facilities Authority Lease Revenue Refunding Series B, 5.375% due 12/1/2013 (Insured: AMBAC)	Aaa/AAA	1,060,000	1,134,762
Southern California Revenue, 5.15% due 7/1/2015 (Public Power Project; Insured: AMBAC)	Aaa/AAA	350,000	379,435
Southern California Revenue, 5.15% due 7/1/2015 (Public Power Project; Insured: AMBAC)	Aaa/AAA	250,000	271,025
Stanton Multi Family Housing Revenue Bond Series 1997, 5.625% due 8/1/2029 put 8/1/2009 (Continental Gardens Project; Collateralized: FNMA)	NR/AAA	3,150,000	3,262,770
Ukiah Unified School District COP, 5.00% due 9/1/2008 (Insured: MBIA)	Aaa/AAA	1,000,000	1,033,670
Val Verde Unified School District COP, 5.00% due 1/1/2014 (Insured: FGIC) (ETM)	Aaa/AAA	445,000	478,678

16 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	March 31, 2006 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Val Verde Unified School District Series B, 5.00% due 1/1/2013 (Refunding Project; Insured: FGIC)	Aaa/AAA	$360,000	$384,602
Val Verde Unified School District Series B, 5.00% due 1/1/2014 (Refunding Project; Insured: FGIC)	Aaa/AAA	430,000	460,457
Ventura County Community College Series A, 5.00% due 8/1/2012 (Insured: MBIA)	Aaa/AAA	500,000	535,445
Victorville Redevelopment Agency Tax Allocation Bear Valley Road Special Escrow Fund A, 5.00% due 12/1/2014 (Insured: FSA)	Aaa/AAA	420,000	436,447
Walnut Valley Unified School District, 9.00% due 8/1/2006 (ETM)	Aaa/AAA	800,000	814,384
Walnut Valley Unified School District, 8.75% due 8/1/2010 (ETM)	Aaa/AAA	1,000,000	1,201,370
Walnut Valley Unified School District Series A, 6.80% due 2/1/2007 (Insured: MBIA)	Aaa/AAA	250,000	256,848
Walnut Valley Unified School District Series A, 6.90% due 2/1/2008 (Insured: MBIA)	Aaa/AAA	250,000	264,920
Walnut Valley Unified School District Series A, 7.00% due 8/1/2008 (Insured: MBIA)	Aaa/AAA	100,000	107,684
Washington Township Health Care District Revenue, 5.00% due 7/1/2009	A2/NR	450,000	460,940
West Contra Costa Unified School District Series A, 7.00% due 8/1/2006 (Insured: MBIA)	Aaa/AAA	595,000	602,039
West Contra Costa Unified School District Series A, 7.00% due 8/1/2008 (Insured: MBIA)	Aaa/AAA	655,000	705,330
Whittier Solid Waste Revenue Refunding Series A, 5.375% due 8/1/2014 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,001,450

TOTAL INVESTMENTS — 101.34%(Cost $138,292,857)			$139,173,051
LIABILITIES NET OF OTHER ASSETS — (1.34)%			(1,845,994)

NET ASSETS — 100.00%			$137,327,057

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred prior to or subsequent to the reporting period end.

See notes to financial statements.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
COP	Certificates of Participation
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FNMA	Collateralized by Federal National Mortgage Association
FSA	Insured by Financial Security Assurance Co.
GO	General Obligation
MBIA	Insured by Municipal Bond Investors Assurance
RADIAN	Insured by Radian Asset Assurance
SPA	Standby Bond Purchase Agreement

SUMMARY OF SECURITY CREDIT RATINGS†

Ratings are a blend of Moody’s and Standard & Poor’s, using the higher rating. Some bonds are rated by only one service.

Certified Semi-Annual Report 17

EXPENSE EXAMPLE

Thornburg California Limited Term Municipal Fund	March 31, 2006 (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management and administrative fees and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 30, 2005 and held until March 31, 2006.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 9/30/05	Ending Account Value 3/31/06	Expenses Paid During Period† 9/30/05-3/31/06
Class I Shares
Actual	$1,000	$1,008.40	$2.24
Hypothetical*	$1,000	$1,022.70	$2.25

†	Expenses are equal to the annualized expense ratio for class I shares (0.45%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

18 Certified Semi-Annual Report

.OTHER INFORMATION

Thornburg California Limited Term Municipal Fund	March 31, 2006 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Commencing August 31, 2004, information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

Certified Semi-Annual Report 19

This page intentionally left blank.

20 This page is not part of the Semi-Annual Report.

This page intentionally left blank.

This page is not part of the Semi-Annual Report. 21

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

February 8, 2005

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

This statement is submitted for the general information of the shareholders of Thornburg Investment Trust. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund’s investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money.

22 This page is not part of the Semi-Annual Report.

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

403(b)

A special, tax-advantaged savings vehicle available only to employees of 501(c)(3) organizations, such as charitable, educational, scientific and religious organizations. 403(b) plans are also available to employees of public schools and universities.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

This page is not part of the Semi-Annual Report. 23

The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $22 billion. Founded in 1982, the firm manages four equity funds, eight bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and controlling risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $126 million in Thornburg Funds.

Core Strategies for Building Wealth

We deliver core strategies to help investors meet long-term goals. A core strategy is a consistent, disciplined and proven investment process that represents the foundation of a diversified portfolio.

Investment Manager:	Distributor:

119 East Marcy Street	119 East Marcy Street
Santa Fe, New Mexico 87501	Santa Fe, New Mexico 87501
800.847.0200	800.847.0200

Thornburg Intermediate Municipal Fund

Laddering – an All Weather Strategy

The Fund’s investment objective is to obtain as high a level of current income exempt from Federal income taxes as is consistent with preservation of capital (may be subject to Alternative Minimum Tax).

This Fund is a laddered portfolio of municipal bonds with an average maturity of ten years or less. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year; cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg Florida Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

Thornburg’s equity research uses a fundamental, yet comprehensive, analytical approach. We invest when and where we perceive compelling value. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

Reduce paper clutter. Receive your shareholder reports and prospectus online instead of through traditional mail.
Sign up at www.thornburg.com/edelivery

2 This page is not part of the Semi-Annual Report.

2006

Certified Semi-Annual Report

Thornburg Intermediate Municipal Fund

March 31, 2006

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Certified Semi-Annual Report 3

Important Information

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

The maximum sales charge for Class A Shares is 2.00%. C shares assume deduction of a 0.60% contingent deferred sales charge (CDSC) for the first year only.

Performance data given at net asset value (NAV) does not take into account these sales charges. If the sales charges had been included, the performance would have been lower.

Shares in the Fund carry risks, including possible loss of principal. As with direct bond ownership, funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The principal value of bond funds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Shares in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency.

The information presented on the following pages was current as of March 31, 2006. The manager’s views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each Fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Glossary

The Merrill Lynch 7-12 Year Municipal Bond Index – A widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon bearing bonds issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody’s investment grade rating and maturities of seven to twelve years.

Duration – The measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Weighted Average Maturity – Is a weighted average of all the effective maturities of the bonds in a portfolio. Effective maturity takes into consideration mortgage prepayments, puts, sinking funds, adjustable coupons, and other features of individual bonds and is thus a more accurate measure of interest-rate sensitivity. Longer-maturity funds are generally considered more interest-rate sensitive than their shorter counterparts.

Fed Funds Rate – Is the interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

4 Certified Semi-Annual Report

Letter to Shareholders

George Strickland

Portfolio Manager

April 24, 2006

Dear Fellow Shareholder:

I am pleased to present the Semi-Annual Report for the Thornburg Intermediate Municipal Fund. The net asset value of the Class A shares decreased by 14 cents to $13.19 during the six month period ending March 31, 2006. If you were with us for the entire period, you received dividends of 24.3 cents per share. If you reinvested dividends, you received 24.5 cents per share. Investors who owned Class C shares received dividends of 22.7 and 22.9 cents per share, respectively.

Over the past six months, the municipal bond yield curve has continued to flatten. Interest rates on short and intermediate bonds have risen, while the interest rates on long-term bonds have barely budged. Since bond prices move in the opposite direction of yields, long-term bond prices have been relatively stable while short and intermediate bond prices have fallen somewhat. The Class A shares of your Fund produced a total return of 0.78% over the last six months, somewhat better than the 0.59% return for the Merrill Lynch 7-12 Year Municipal Bond Index.

The flatter yield curve has created a fairly unusual situation in the municipal bond market whereby 10-year municipal bonds currently yield 92% as much as 30-year municipal bonds. Over the last five years, that ratio has averaged closer to 84%. We believe that the higher ratio indicates that there is better relative value in 10-year municipal bonds, where we prefer to invest, than in longer term municipal bonds.

We are not surprised that short and intermediate bond yields have risen. Short-term bond yields tend to be closely tied to the Fed Funds Rate, which has increased from 1.0% to 4.75% since June 2004. Long-term bond yields are influenced by future expectations about inflation and economic growth, and by large-scale capital flows. U.S. economic growth has shown no signs of faltering or overheating – just a steady push toward full utilization. Commodity price inflation has been alarming, but broader measures of consumer prices have been better behaved. In previous environments, such conditions accompanied by a tightening Fed would have led to higher long-term interest rates. However, capital flows have kept a lid on long-term rates so far. In 2005, foreign buyers purchased 160% of Treasury bond net issuance. That volume of offshore buying has kept long-term bond yields low.

This year, the U.S. Treasury will be issuing significantly more debt than last year, both to finance a widening budget deficit and to roll over maturing notes. There are some signs that Japanese and European interest rates may rise and create more competition for U.S. bonds. Such a combination could put a significant amount of upward pressure on long-term interest rates. However, short-term interest rates, by contrast, have already risen substantially and may be close to leveling off. So we believe that long-term bonds carry much more risk than short-term bonds in the current environment.

New issue municipal bond supply is down 29% from last year’s pace. The reduced supply has helped the municipal market significantly outperform the Treasury bond market so far this year. We have been gradually shortening the duration of the Fund through the first quarter of

Certified Semi-Annual Report 5

2006, but if interest rates continue rising, we will likely extend the duration somewhat as we find interesting buying opportunities toward the top of the Fund’s bond ladder.

Your Thornburg Intermediate Municipal Fund is a laddered portfolio of over 300 municipal obligations from 44 states. Today, your Fund’s weighted average maturity is 7.5 years. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering intermediate bonds accomplishes two goals. First, the staggered bond maturities contained in a ladder defuse interest-rate risk and dampen the Fund’s price volatility. Second, laddering gives the Fund a steady cash flow stream from maturing bonds to reinvest toward the top of the ladder where yields are typically higher. The laddering strategy is what differentiates this Fund from most bond mutual funds. It will be particularly useful if interest rates continue rising, because it should allow the Fund to continue increasing the yield of the portfolio as bonds mature and get replaced with new ones. The chart shown here describes the percentages of your Fund’s bond portfolio maturing in each of the coming years.

% of portfolio maturing			Cumulative % maturing
2 years	=	10.3%	Year 2	=	10.3%
2 to 4 years	=	14.4%	Year 4	=	24.7%
4 to 6 years	=	16.1%	Year 6	=	40.8%
6 to 8 years	=	12.6%	Year 8	=	53.4%
8 to 10 years	=	11.7%	Year 10	=	65.1%
10 to 12 years	=	13.6%	Year 12	=	78.7%
12 to 14 years	=	10.6. %	Year 14	=	89.3%
14 to 16 years	=	7.2%	Year 16	=	96.5%
16 to 18 years	=	0.7%	Year 18	=	97.2%
Over 18 years	=	2.8%	Over 18 years	=	100.0%

Percentages can and do vary. Data as of 3/31/06.

Thanks to a strong economy, state tax revenues were up 10.7% in 2005 – the fastest growth rate since 1999. The National Association of State Budget Officers recently reported that 45 states collected $17.6 billion more in tax revenues than they had budgeted for. The strong tax revenues and lack of major credit problems have helped drive down the risk premiums on lower quality municipal debt. We believe that the strong economy is cyclical in nature, so we are cautious about buying lower quality bonds in this environment. To reduce credit risk, we have kept 90% of the portfolio in bonds rated A or above by at least one rating agency and maintained broad diversification across issuers and market sectors.

Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your Fund to perform consistently well in varying interest rate environments. Thank you for investing in Thornburg Intermediate Municipal Fund.

Sincerely,

George Strickland
Portfolio Manager

6 Certified Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Intermediate Municipal Fund	March 31, 2006 (Unaudited)

ASSETS
Investments at value (cost $456,868,241)	$471,091,172
Cash	310,452
Receivable for investments sold	1,337,894
Receivable for fund shares sold	720,047
Interest receivable	6,753,566
Prepaid expenses and other assets	27,591

Total Assets	480,240,722

LIABILITIES
Payable for fund shares redeemed	581,807
Payable to investment advisor and other affiliates (Note 3)	342,385
Accounts payable and accrued expenses	54,533
Dividends payable	582,334

Total Liabilities	1,561,059

NET ASSETS	$478,679,663

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(2,806)
Net unrealized appreciation on investments	14,222,434
Accumulated net realized gain (loss)	(8,862,611)
Net capital paid in on shares of beneficial interest	473,322,646

$478,679,663

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($348,732,647 applicable to 26,446,241 shares of beneficial interest outstanding - Note 4)	$13.19
Maximum sales charge, 2.00% of offering price	0.27

Maximum offering price per share	$13.46

Class C Shares:
Net asset value and offering price per share * ($54,403,636 applicable to 4,120,667 shares of beneficial interest outstanding - Note 4)	$13.20

Class I Shares:
Net asset value, offering and redemption price per share ($75,543,380 applicable to 5,737,223 shares of beneficial interest outstanding - Note 4)	$13.17

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Semi-Annual Report 7

STATEMENT OF OPERATIONS

Thornburg Intermediate Municipal Fund	Six Months Ended March 31, 2006 (Unaudited)

INVESTMENT INCOME:
Interest income (net of premium amortized of $ 1,362,721)	$11,083,415

EXPENSES:
Investment advisory fees (Note 3)	1,187,109
Administration fees (Note 3)
Class A Shares	223,625
Class C Shares	34,016
Class I Shares	15,654
Distribution and service fees (Note 3)
Class A Shares	447,251
Class C Shares	272,003
Transfer agent fees
Class A Shares	81,520
Class C Shares	15,463
Class I Shares	28,121
Registration and filing fees
Class A Shares	10,067
Class C Shares	9,646
Class I Shares	13,547
Custodian fees (Note 3)	77,602
Professional fees	20,617
Accounting fees	21,286
Trustee fees	6,288
Other expenses	32,649

Total Expenses	2,496,464
Less:
Expenses reimbursed by investment advisor (Note 3)	(64,517)
Distribution and service fees waived (Note 3)	(108,801)
Fees paid indirectly (Note 3)	(8,021)

Net Expenses	2,315,125

Net Investment Income	8,768,290

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments sold	(63,014)
Net change in unrealized appreciation (depreciation) of investments	(4,999,537)

Net Realized and Unrealized Loss	(5,062,551)

Net Increase in Net Assets Resulting From Operations	$3,705,739

See notes to financial statements.

8 Certified Semi-Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Intermediate Municipal Fund	(Unaudited)*

	*Six Months Ended March 31, 2006	Year Ended September 30, 2005
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$8,768,290	$16,870,399
Net realized gain (loss) on investments	(63,014)	1,423,283
Increase (Decrease) in unrealized appreciation (depreciation) of investments	(4,999,537)	(6,895,981)

Net Increase (Decrease) in Net Assets Resulting from Operations	3,705,739	11,397,701
DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(6,580,815)	(13,228,266)
Class C Shares	(932,418)	(1,934,404)
Class I Shares	(1,255,057)	(1,707,729)
FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(10,257,910)	(3,168,323)
Class C Shares	(395,616)	(1,924,468)
Class I Shares	24,193,184	19,483,987

Net Increase in Net Assets	8,477,107	8,918,498
NET ASSETS:
Beginning of period	470,202,556	461,284,058

End of period	$478,679,663	$470,202,556

See notes to financial statements.

Certified Semi-Annual Report 9

NOTES TO FINANCIAL STATEMENTS

Thornburg Intermediate Municipal Fund	March 31, 2006 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Intermediate Municipal Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing eleven series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Florida Intermediate Municipal Fund, Thornburg New York Intermediate Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, and Thornburg Investment Income Builder Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s investment objective is to obtain as high a level of current income exempt from Federal income taxes as is consistent with the preservation of capital.

The Fund currently offers three classes of shares of beneficial interest, Class A, Class C, and Institutional Class (Class I) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes may have different reinvestment privileges and conversion rights.

Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: The Trust determines the value of investments utilizing an independent pricing service approved by the Board of Trustees. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices, normally at 4:00 p.m. EST. When quotations are not readily available, securities are valued at evaluated prices as determined by the pricing service using methods which include consideration of yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity, and rating; indications as to value from dealers and general market conditions. In any case where a price is not available from a pricing service for an investment, the Trust’s valuation and pricing committee determines a fair value for the investment using factors approved by the Trustees. The valuation procedures used by the pricing service and the portfolio valuations received by the Fund are reviewed by the officers of the Trust under the general supervision of the Board of Trustees. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable (if any) and tax exempt income of the Fund to the shareholders. Therefore, no provision for Federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all funds are allocated among the funds comprising

10 Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2006 (Unaudited)

the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services for which the fees are payable at the end of each month. For the period ended March 31, 2006, these fees were payable at annual rates ranging from .50 of 1% to .275 of 1% per annum of the average daily net assets of the Fund. The Fund also has an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the period ended March 31, 2006, the Advisor voluntarily reimbursed certain class specific expenses and administrative fees of $2,067 for Class A shares, $38,184 for Class C shares, and $24,266 for Class I shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the Distributor of the Fund shares. For the period ended March 31, 2006, the Distributor has advised the Fund that it earned net commissions aggregating $2,335 from the sale of Class A shares and collected contingent deferred sales charges aggregating $1,308 from redemptions of Class C shares of the Fund.

Pursuant to a service plan, under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75% of the average daily net assets attributable to Class C shares. Total fees incurred by each class of shares of the Fund under their respective Service and Distribution Plans for the period ended March 31, 2006, are set forth in the Statement of Operations. Distribution fees in the amount of $108,801 were waived for Class C shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the period ended March 31, 2006, fees paid indirectly were $8,021. This figure may include additional fees waived by the Custodian.

Certain officers and Trustees of the Trust are also officers and/or Directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

Certified Semi-Annual Report 11

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2006 (Unaudited)

NOTE 4 - SHARES OF BENEFICIAL INTEREST

At March 31, 2006, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Period Ended March 31, 2006		Year Ended September 30, 2005
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	2,444,734	$32,422,032	3,998,362	$53,659,687
Shares issued to shareholders in reinvestment of dividends	281,766	3,732,879	548,300	7,352,541
Shares repurchased	(3,501,032)	(46,412,821)	(4,780,870)	(64,180,551)

Net Increase (Decrease)	(774,532)	$(10,257,910)	(234,208)	$(3,168,323)

Class C Shares
Shares sold	384,359	$5,097,382	715,681	$9,615,224
Shares issued to shareholders in reinvestment of dividends	45,746	606,732	93,895	1,260,710
Shares repurchased	(459,787)	(6,099,730)	(953,413)	(12,800,402)

Net Increase (Decrease)	(29,682)	$(395,616)	(143,837)	$(1,924,468)

Class I Shares
Shares sold	2,250,824	$29,802,113	2,292,723	$30,718,233
Shares issued to shareholders in, reinvestment of dividends	54,173	716,573	64,408	862,041
Shares repurchased	(477,992)	(6,325,502)	(903,624)	(12,096,287)

Net Increase (Decrease)	1,827,005	$24,193,184	1,453,507	$19,483,987

NOTE 5 - SECURITIES TRANSACTIONS

For the period ended March 31, 2006, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $48,735,223 and $36,947,470, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2006, information on the tax components of capital is as follows:

Cost of investments for tax purpose	$456,867,192

Gross unrealized appreciation on a tax basis	$15,599,504
Gross unrealized depreciation on a tax basis	(1,376,021)

Net unrealized appreciation (depreciation) on investments (tax basis)	$14,223,483

At March 31, 2006, the Fund had tax basis capital losses, which may be carried over to offset future capital gains. To the extent such carry forwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such losses expire as follows:

2008	$2,116,559
2009	2,374,508
2011	11,597
2012	4,297,982

$8,800,646

12 Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS

Thornburg Intermediate Municipal Fund	(Unaudited)*

	*Six Months Ended March 31, 2006		Year Ended September 30,
			2005	2004	2003	2002	2001
Class A Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period	$13.33		$13.48	$13.56	$13.67	$13.28	$12.78

Income from investment operations:
Net investment income	0.24		0.49	0.52	0.52	0.56	0.62
Net realized and unrealized gain (loss) on investments	(0.14)		(0.15)	(0.08)	(0.11)	0.39	0.50

Total from investment operations	0.10		0.34	0.44	0.41	0.95	1.12
Less dividends from:
Net investment income	(0.24)		(0.49)	(0.52)	(0.52)	(0.56)	(0.62)

Change in net asset value	(0.14)		(0.15)	(0.08)	(0.11)	0.39	0.50
NET ASSET VALUE, end of period	$13.19		$13.33	$13.48	$13.56	$13.67	$13.28

RATIOS/SUPPLEMENTAL DATA
Total return(a)	0.78%		2.57%	3.29%	3.11%	7.39%	8.94%
Ratios to average net assets:
Net investment income	3.68	%(b)	3.66%	3.83%	3.87%	4.23%	4.73%
Expenses, after expense reductions	0.99	%(b)	0.99%	0.98%	0.99%	0.92%	0.82%
Expenses, after expense reductions and net of custody credits	0.98	%(b)	0.99%	0.98%	0.99%	0.92%	—
Expenses, before expense reductions	0.99	%(b)	1.01%	0.98%	1.00%	1.00%	1.02%
Portfolio turnover rate	7.99%		20.06%	11.81%	15.13%	16.36%	18.24%
Net assets at end of period (000)	$348,733		$362,783	$370,227	$390,080	$414,150	$338,931

(a)	Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.

(b)	Annualized.

Certified Semi-Annual Report 13

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Intermediate Municipal Fund	(Unaudited)*

	*Six Months Ended March 31, 2006		Year Ended September 30,
			2005	2004	2003	2002	2001
Class C Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period	$13.34		$13.50	$13.58	$13.69	$13.30	$12.79

Income from investment operations:
Net investment income	0.23		0.46	0.48	0.47	0.51	0.57
Net realized and unrealized gain (loss) on investments	(0.14)		(0.16)	(0.08)	(0.11)	0.39	0.51

Total from investment operations	0.09		0.30	0.40	0.36	0.90	1.08
Less dividends from:
Net investment income	(0.23)		(0.46)	(0.48)	(0.47)	(0.51)	(0.57)

Change in net asset value	(0.14)		(0.16)	(0.08)	(0.11)	0.39	0.51
NET ASSET VALUE, end of period	$13.20		$13.34	$13.50	$13.58	$13.69	$13.30

RATIOS/SUPPLEMENTAL DATA
Total return(a)	0.66%		2.24%	3.02%	2.73%	6.97%	8.59%
Ratios to average net assets:
Net investment income	3.43	%(b)	3.41%	3.57%	3.50%	3.84%	4.33%
Expenses, after expense reductions	1.24	%(b)	1.25%	1.24%	1.35%	1.30%	1.21%
Expenses, after expense reductions and net of custody credits	1.24	%(b)	1.24%	1.24%	1.35%	1.30%	—
Expenses, before expense reductions	1.78	%(b)	1.80%	1.78%	1.80%	1.80%	1.83%
Portfolio turnover rate	7.99%		20.06%	11.81%	15.13%	16.36%	18.24%
Net assets at end of period (000)	$54,404		$55,382	$57,979	$60,707	$47,155	$40,002

(a)	Not annualized for periods less than one year.

(b)	Annualized.

14 Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Intermediate Municipal Fund	(Unaudited)*

	*Six Months Ended March 31, 2006		Year Ended September 30,
			2005	2004	2003	2002	2001
Class I Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period	$13.31		$13.46	$13.54	$13.65	$13.26	$12.76

Income from investment operations:
Net investment income	0.26		0.53	0.56	0.57	0.61	0.65
Net realized and unrealized gain (loss) on investments	(0.14)		(0.15)	(0.08)	(0.11)	0.39	0.50

Total from investment operations	0.12		0.38	0.48	0.46	1.00	1.15
Less dividends from:
Net investment income	(0.26)		(0.53)	(0.56)	(0.57)	(0.61)	(0.65)

Change in net asset value	(0.14)		(0.15)	(0.08)	(0.11)	0.39	0.50
NET ASSET VALUE, end of period	$13.17		$13.31	$13.46	$13.54	$13.65	$13.26

RATIOS/SUPPLEMENTAL DATA
Total return(a)	0.94%		2.90%	3.61%	3.49%	7.75%	9.23%
Ratios to average net assets:
Net investment income	4.00	%(b)	3.98%	4.12%	4.23%	4.57%	4.99%
Expenses, after expense reductions	0.67	%(b)	0.67%	0.67%	0.62%	0.58%	0.55%
Expenses, after expense reductions and net of custody credits	0.67	%(b)	0.67%	0.67%	0.62%	0.58%	—
Expenses, before expense reductions	0.75	%(b)	0.77%	0.75%	0.80%	0.79%	0.79%
Portfolio turnover rate	7.99%		20.06%	11.81%	15.13%	16.36%	18.24%
Net assets at end of period (000)	$75,543		$52,037	$33,079	$19,333	$18,330	$17,258

(a)	Not annualized for periods less than one year.

(b)	Annualized.

Certified Semi-Annual Report 15

SCHEDULE OF INVESTMENTS

Thornburg Intermediate Municipal Fund	March 31, 2006 (Unaudited)

CUSIPS: CLASS A - 885-215-202, CLASS C - 885-215-780, CLASS I - 885-215-673

NASDAQ SYMBOLS: CLASS A - THIMX, CLASS C - THMCX, CLASS I - THMIX

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
ALABAMA — 1.28%
Alabama Docks Revenue, 6.00% due 10/1/2008 (Insured: MBIA)	Aaa/AAA	$800,000	$844,144
Birmingham Carraway Alabama Special, 6.25% due 8/15/2009 (Insured: Connie Lee)	NR/AAA	2,000,000	2,077,960
East Alabama Health Care Authority Tax Anticipation Series A, 4.00% due 9/1/2006 (Insured: MBIA)	Aaa/AAA	1,515,000	1,517,454
Lauderdale County & Florence Health Group Series A, 5.75% due 7/1/2013 (Insured: MBIA)	Aaa/AAA	1,600,000	1,701,008
ALASKA — 0.88%
Alaska Energy Authority Power Revenue Refunding Bradley Lake Fourth Series, 6.00% due 7/1/2011 (Insured: FSA)	Aaa/AAA	955,000	1,049,794
Alaska Municipal Bond Bank Series A, 5.00% due 10/1/2017 (Insured: FGIC)	Aaa/AAA	2,470,000	2,607,727
Anchorage School Refunding, 6.00% due 10/1/2012 (Insured: FGIC)	Aaa/AAA	500,000	548,065
ARIZONA — 2.21%
Maricopa County Arizona Industrial Development Authority Multi Family Housing Revenue, 4.60% due 7/1/2011 (Metro Gardens Mesa Ridge Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,011,420
Mohave County Industrial Development Authority Prison Project Series A, 5.00% due 4/1/2013 (Insured: XLCA)	NR/AAA	4,200,000	4,429,320
Phoenix Street & Highway User Revenue, 6.50% due 7/1/2009 (ETM)	Aa3/AAA	1,000,000	1,056,100
Pima County Industrial Development Authority Series C, 6.70% due 7/1/2021 (Arizona Charter Schools Project)	Baa3/NR	2,715,000	2,864,054
Tucson GO Series D, 9.75% due 7/1/2012 (ETM)	NR/AA	400,000	527,388
Tucson GO Series D, 9.75% due 7/1/2013 (ETM)	NR/AA	500,000	679,030
ARKANSAS — 0.52%
Jefferson County Hospital Revenue Refunding & Improvement, 5.75% due 6/1/2012 (Regional Medical Center Project)	NR/A	1,135,000	1,217,401
Jefferson County Hospital Revenue Refunding & Improvement, 5.75% due 6/1/2013 (Regional Medical Center Project)	NR/A	1,200,000	1,283,328
CALIFORNIA — 4.19%
California Department of Water Resources Power Series A, 5.75% due 5/1/2017	Aaa/A-	3,000,000	3,351,480
California Housing Finance Agency Revenue Multi Family Housing Series D, 3.07% due 2/1/2031 put 4/3/2006 (daily demand notes)	VMIG1/A-1+	1,525,000	1,525,000
California Housing Finance Authority Revenue Series 1985-B, 9.875% due 2/1/2017	Aa2/AA-	675,000	685,962
California Statewide Community Development Authority COP, 5.50% due 10/1/2007 (Unihealth America Project) (ETM)	Aaa/AAA	4,500,000	4,631,760
East Palo Alto Public Financing Series A, 5.00% due 10/1/2017 (University Circle Gateway 101 Project; Insured: Radian)	Aa3/AA	770,000	812,681
El Camino Hospital District Revenue Series A, 6.25% due 8/15/2017 (ETM)	Aaa/AAA	1,000,000	1,143,120
Escondido Joint Powers Financing Authority Lease Revenue, 0% due 9/1/2007 (Center for the Arts Project; Insured:AMBAC)	Aaa/AAA	1,740,000	1,630,467
Golden West Schools Financing Authority Capital Appreciation, 0% due 8/1/2018 (Insured: MBIA)	Aaa/AAA	2,140,000	1,119,562
Irvine Improvement Bond Act 1915 Limited Obligation Assessment District, 3.16% due 9/2/2025 put 4/3/2006 (LOC: Bank of America) (daily demand notes)	VMIG1/A-1+	500,000	500,000
Los Angeles Regional Airport Facilities Lease Refunding, 5.25% due 1/1/2009 (Laxfuel Corp. L.A. International Project; Insured:AMBAC)	Aaa/AAA	1,590,000	1,634,902
Metropolitan Water District Southern California Waterworks Revenue, 2.95%due7/1/2036put4/3/2006 (SPA: Loyds TSB Bank) (daily demand notes)	VMIG1/A-1+	1,000,000	1,000,000
San Diego County Water Authority Revenue & Refunding Series 1993-A, 7.791% due 4/25/2007 (Insured: FGIC)	Aaa/AAA	500,000	522,700

16 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2006 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Stanton Multi Family Housing Revenue Bond Series 1997, 5.625% due 8/1/2029 put 8/1/2009 (Continental Gardens Project; Collateralized: FNMA)	NR/AAA	$1,440,000	$1,491,552
COLORADO — 4.94%
Adams County Communication Center Series A, 5.75% due 12/1/2016	Baa1/NR	1,265,000	1,326,972
Adams County Revenue Platte Valley Medical Center, 5.00% due 2/1/2014 (Insured: FHA 242; MBIA)	NR/AAA	1,455,000	1,541,602
Adams County Revenue Platte Valley Medical Center, 5.00% due 8/1/2014 (Insured: FHA 242; MBIA)	NR/AAA	1,000,000	1,061,340
Arvada Industrial Development Revenue, 5.60% due 12/1/2012 (Wanco Inc. Project; LOC: US Bank, N.A.)	NR/NR	450,000	456,300
Central Platte Valley Metropolitan District, 5.15% due 12/1/2013 pre-refunded 12/1/2009	NR/AAA	1,000,000	1,058,690
Central Platte Valley Metropolitan District Refunding Series A, 5.00% due 12/1/2031 put 12/1/2009 (LOC: US Bank)	NR/AA	4,000,000	4,114,600
Colorado Educational & Cultural Facilities Refunding, 6.00% due 4/1/2021 (Charter School Cherry Creek Project)	Baa2/NR	500,000	518,080
Colorado Educational & Cultural Facilities Refunding & Improvement, 5.25% due 8/15/2019 (Charter School Project; Insured: XLCA)	Aaa/AAA	1,475,000	1,572,571
Colorado Student Obligation Bond Student Loan Senior Subordinated Series B, 6.20% due 12/1/2008	A2/NR	1,570,000	1,588,181
Denver City & County COP Series B, 5.00% due 12/1/2011	Aa2/AA	2,465,000	2,595,522
El Paso County School District 11, 7.10% due 12/1/2013	Aa3/AA-	500,000	602,315
Murphy Creek Metro District 3 Refunding & Improvement, 6.00% due 12/1/2026	NR/NR	2,000,000	2,101,580
Northwest Parkway Public Highway Authority Capital Appreciation Senior Convertible C, 0% due 6/15/2014 (Insured: FSA)	Aaa/AAA	1,005,000	836,009
Plaza Metropolitan District 1 Colorado Revenue Public Improvement Fee/Tax Increment, 7.70% due 12/1/2017	NR/NR	2,500,000	2,765,900
Southlands Metropolitan District Number 1 GO, 7.00% due 12/1/2024	NR/NR	1,370,000	1,510,028
Thornton County SFMR Series 1992-A, 8.05% due 8/1/2009	A3/NR	15,000	15,010
DELAWARE — 0.33%
Delaware State Health Facilities Authority Revenue Series A, 5.25% due 5/1/2016 (Nanticoke Memorial Hospital Project; Insured: Radian)	NR/AA	1,500,000	1,566,285
DISTRICT OF COLUMBIA — 0.85%
District of Columbia Hospital Revenue, 5.375% due 8/15/2015 (ETM)	Aaa/AAA	600,000	624,666
District of Columbia Refunding Series B, 6.00% due 6/1/2015 (Insured: MBIA)	Aaa/AAA	3,000,000	3,420,120
FLORIDA — 4.97%
Broward County Resource Recovery Revenue, 5.00% due 12/1/2007	A3/AA	1,500,000	1,529,535
Deltona Utility Systems Revenue, 5.25% due 10/1/2015 (Insured: MBIA)	Aaa/AAA	1,000,000	1,074,940
Enterprise Community Development District Assessment Bonds, 6.00% due 5/1/2010 (Insured: MBIA)	Aaa/AAA	1,135,000	1,137,168
Escambia County Health Facility Series C, 5.00% due 11/1/2028 pre-refunded 11/1/2010 (Charity Obligation Group Project)	Aaa/NR	2,500,000	2,602,025
Flagler County School Board COP Series A, 5.00% due 8/1/2020 (Insured: FSA)	Aaa/AAA	1,000,000	1,047,020
Florida Board of Education Capital Outlay Refunding Public Education Series D, 5.75% due 6/1/2018	Aa1/AAA	1,460,000	1,578,917
Florida State Department of Children & Families CTFS South Florida Evaluation Treatment, 5.00% due 10/1/2019	NR/AA+	2,255,000	2,360,917
Highlands County Health Facility Refunded Hospital Adventist Health A, 5.00% due 11/15/2019	A2/A+	1,100,000	1,139,039
Jacksonville District Water & Sewer COP, 5.00% due 10/1/2020 pre-refunded 10/1/2008	Aaa/AAA	1,000,000	1,026,720
Orange County School Board Series A, 6.00% due 8/1/2008 (Insured: MBIA)	Aaa/NR	1,580,000	1,660,075
Orlando & Orange County Expressway Revenue, 8.25% due 7/1/2014 (Insured: FGIC)	Aaa/AAA	500,000	644,035
Pasco County Housing Finance Authority MFHR, 5.50% due 6/1/2027 put 6/1/2008 (Cypress Trail Apartments Project; Guaranty: Axa Reinsurance)	NR/AA-	2,000,000	2,004,060

Certified Semi-Annual Report 17

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2006 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Port Everglades Authority Port Improvement Revenue Refunding Series A, 5.00% due 9/1/2016 (Insured: FSA)	Aaa/AAA	$3,635,000	$3,636,490
Sarasota County Public Hospital Series A, 3.17% due 7/1/2037 put 4/3/2006 (Sarosota Memorial Hospital Project; Insured: AMBAC) (daily demand notes)	VMIG1/NR	1,300,000	1,300,000
Turtle Run Community Development District Refunding Water Management Benefit Special Assessment, 5.00% due 5/1/2011 (Insured: MBIA)	Aaa/AAA	1,000,000	1,035,460
GEORGIA — 0.06%
Georgia Municipal Electric Authority Power Revenue Unrefunded Balance 2005 Series Y, 10.00% due 1/1/2010	A1/A+	230,000	278,302
HAWAII — 0.48%
Hawaii Department of Budget & Finance, 6.40% due 7/1/2013 (Insured: MBIA)	Aaa/AAA	2,000,000	2,288,520
IDAHO — 0.42%
Boise City Idaho Industrial Development Corp., 5.00% due 5/15/2020 (Western Trailer Co. Project; LOC: Wells Fargo)	Aaa/NR	2,000,000	2,002,860
ILLINOIS — 9.06%
Champaign County Community Unit Series C, 0% due 1/1/2011 pre-refunded 1/1/2010	Aaa/AAA	800,000	657,904
Chicago Housing Authority Capital, 5.00% due 7/1/2008	Aa3/AA	3,020,000	3,096,617
Chicago Midway Airport Revenue Refunding Second Lien Series A, 5.00% due 1/1/2019 (Insured: AMBAC)	Aaa/AAA	1,210,000	1,240,952
Chicago Tax Increment Allocation Lincoln Belmont A, 5.30% due 1/1/2014 (Insured: ACA)	NR/A	2,285,000	2,361,593
Chicago Wastewater Transmission Revenue Refunding Second Lien, 5.50% due 1/1/2013 (Insured: MBIA)	Aaa/AAA	650,000	707,135
Cook County Capital Improvement, 5.50% due 11/15/2008 (Insured: FGIC)	Aaa/AAA	500,000	510,505
Cook County School District Class A, 0% due 12/1/2022	NR/NR	2,000,000	863,980
Du Page County School District Capital Appreciation, 0% due 2/1/2010 (Insured: FGIC)	Aaa/NR	655,000	565,219
Freeport Illinois GO, 5.375% due 1/1/2018 (Insured: MBIA)	Aaa/AAA	1,500,000	1,608,015
Illinois Development Finance Authority Revenue, 6.00% due 11/15/2012 (Insured: MBIA)	Aaa/AAA	2,860,000	3,123,520
Illinois Development Finance Authority Revenue Refunding Community Rehab Providers A, 5.90% due 7/1/2009	NR/BBB	820,000	837,212
Illinois Educational Facilities Authority Revenues Adjusted, 4.75% due 11/1/2036 put 11/1/2016 (Field Museum Project)	A2/A	1,160,000	1,175,672
Illinois Educational Facilities Authority Revenues Midwestern University B, 5.50% due 5/15/2018 (Insured:ACA)	NR/A	1,500,000	1,539,180
Illinois Health Facilities Authority Revenue, 5.50% due 10/1/2009 (Decatur Memorial Hospital Project)	A2/A	1,055,000	1,101,304
Illinois Health Facilities Authority Revenue, 5.70% due 2/20/2021 (Midwest Care Center Project; Collateralized: GNMA)	Aaa/NR	990,000	1,057,102
Illinois Health Facilities Authority Revenue Healthcare Systems, 6.25% due 11/15/2019 pre-refunded 11/15/2009 (OSF Healthcare Project)	A2/A	1,250,000	1,366,237
Illinois Health Facilities Authority Revenue Series A, 5.75% due 8/15/2013 pre-refunded 8/15/2009 (Children’s Memorial Hospital Project; Insured:AMBAC)	Aaa/AAA	1,900,000	2,037,237
Illinois Health Facilities Authority Revenues Loyola A, 5.00% due 7/1/2006 (Insured: MBIA)	Aaa/AAA	1,540,000	1,545,359
Illinois Health Facilities Authority Revenues Loyola A, 6.00% due 7/1/2011 (Insured: MBIA)	Aaa/AAA	770,000	846,808
Illinois Health Facilities Authority Revenues Loyola A, 6.00% due 7/1/2012 (Insured: MBIA)	Aaa/AAA	1,080,000	1,192,050
Illinois Health Facilities Authority Revenues Loyola University A, 6.00% due 7/1/2012 (Insured: MBIA) (ETM)	Aaa/AAA	230,000	256,411
Illinois University Revenues, 5.25% due 1/15/2018 (UIC South Campus Development Project; Insured: FGIC)	Aaa/AAA	1,205,000	1,287,410
Marion Refunding, 5.00% due 9/15/2012 (Insured: FGIC)	Aaa/AAA	755,000	799,953
Melrose Park Tax Increment Series B, 6.50% due 12/15/2015 (Insured: FSA)	Aaa/AAA	1,015,000	1,129,776
Sangamon County Property Tax Lease Receipts, 7.45% due 11/15/2006	Aa3/NR	295,000	301,829
Sangamon County School District Series A, 5.875% due 8/15/2018 (Hay Edwards Project; Insured:ACA)	NR/A	2,400,000	2,562,288

18 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2006 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Sherman Revenue Refunding Mortgage, 6.10% due 10/1/2014 (Collateralized: GNMA)	NR/AAA	$1,170,000	$1,245,898
Sherman Revenue Refunding Mortgage, 6.20% due 10/1/2019 (Collateralized: GNMA)	NR/AAA	1,600,000	1,704,144
Southern Illinois University Revenues, 0% due 4/1/2014 (Insured: MBIA)	Aaa/AAA	1,425,000	1,017,094
University of Illinois Revenue Capital Appreciation, 0% due 4/1/2014 (Insured: MBIA)	Aaa/AAA	1,590,000	1,134,863
West Chicago Industrial Development Revenue, 6.90% due 9/1/2024 (Leggett & Platt Inc. Project)	NR/A+	1,000,000	1,012,490
Will & Kendall Counties Community Series B, 5.125% due 1/1/2014 (Insured: FSA)	Aaa/AAA	1,000,000	1,050,820
Will County Community School 365-U Capital Appreciation, 0% due 11/1/2011 (Insured: FSA)	Aaa/AAA	3,000,000	2,409,720
INDIANA — 7.11%
Allen County Economic Development, 5.80% due 12/30/2012 (Indiana Institute of Technology Project)	NR/NR	895,000	933,199
Allen County Economic Development, 5.75% due 12/30/2015 (Indiana Institute of Technology Project)	NR/NR	1,355,000	1,440,080
Allen County Jail Building Corp. GO, 5.00% due 4/1/2018 (Insured: XLCA)	Aaa/AAA	2,495,000	2,619,176
Allen County Redevelopment District Tax Series A, 5.00% due 11/15/2018	A3/NR	1,560,000	1,619,998
Allen County War Memorial Series A, 5.25% due 11/1/2013 (Insured: AMBAC)	Aaa/NR	1,000,000	1,065,170
Boone County Hospital Association, 5.625% due 1/15/2015 pre-refunded 7/15/2011 (Insured: FGIC)	Aaa/AAA	1,000,000	1,085,490
Carmel Indiana Redevelopment Authority Lease Capital Appreciation, 0% due 2/1/2016 (Performing Arts Center)	Aa2/AA	1,730,000	1,103,844
Carmel Indiana Redevelopment Authority Lease Capital Appreciation, 0% due 2/1/2021 (Performing Arts Center)	Aa2/AA	2,000,000	986,740
Dyer Redevelopment Authority, 6.40% due 7/15/2015 pre-refunded 7/15/2009	NR/A-	1,515,000	1,651,926
Dyer Redevelopment Authority, 6.50% due 7/15/2016 pre-refunded 7/15/2009	NR/A-	1,910,000	2,088,489
East Chicago Elementary School Building First Mortgage Series A, 6.25% due 7/5/2008 (State Aid Withholding)	NR/A	350,000	363,303
Fishers Redevelopment Authority, 5.25% due 2/1/2018 (Insured: XLCA)	Aaa/AAA	1,500,000	1,615,695
Fishers Redevelopment Authority, 5.25% due 2/1/2020 (Insured: XLCA)	Aaa/AAA	1,025,000	1,102,357
Gary Building Corp. - Lake County First Mortgage Series 1994-B, 8.25% due 7/1/2010 (Sears Building Project)	NR/NR	790,000	797,363
Goshen Chandler School Building Capital Appreciation Refunding, 0% due 1/15/2011 (Insured: MBIA)	Aaa/AAA	1,020,000	846,080
Hamilton Southeastern Indiana, 6.25% due 7/15/2006 (North Delaware School Building Project) (ETM)	Aaa/AAA	680,000	685,311
Huntington Economic Development Revenue, 6.40% due 5/1/2015 (United Methodist Memorial Project)	NR/NR	1,000,000	1,041,590
Indiana Bond Bank Special Program Hendrick’s Redevelopment Series B, 6.20% due 2/1/2023 pre-refunded 2/1/2007	NR/NR	1,500,000	1,561,080
Indiana Health Facility Hospital Revenue, 5.75% due 9/1/2015 (ETM)	NR/AA-	575,000	579,864
Indiana Health Facility Hospital Revenue, 5.40% due 2/15/2016 (Clarian Health Obligation Group Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,078,670
Indiana State Educational Facilities Authority Revenue, 5.65% due 10/1/2015 (University of Indianapolis Project)	NR/A-	1,065,000	1,127,270
Indiana State Educational Facilities Authority Revenue, 5.70% due 10/1/2016 (University of Indianapolis Project)	NR/A-	1,025,000	1,087,023
Indianapolis Local Public Improvement Bond Bank, 0% due 7/1/2009 (ETM)	Aa2/AA-	740,000	656,669
Portage Township Multi School Building, 5.50% due 7/15/2015 (Insured: FGIC)	Aaa/AAA	500,000	542,290
Rockport Pollution Control Revenue Series A, 4.90% due 6/1/2025 put 6/1/2007 (Indiana Michigan Power Co. Project)	Baa2/BBB	3,165,000	3,212,570
Wawasee Community School Corp. First Mortgage, 5.50% due 7/15/2012 pre-refunded 1/15/2012	NR/AA	1,200,000	1,299,000
West Clark School Building Corp. First Mortgage, 5.75% due 7/15/2017 (Insured: FGIC)	Aaa/AAA	1,685,000	1,853,921
IOWA — 1.41%
Iowa Finance Authority Health Care Facilities, 6.00% due 7/1/2013 (Genesis Medical Center Project)	A1/NR	1,000,000	1,062,920
Iowa Finance Authority Hospital Facility Revenue, 6.00% due 7/1/2012 (Trinity Regional Hospital Project; Insured: FSA)	Aaa/AAA	1,000,000	1,085,980

Certified Semi-Annual Report 19

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2006 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Iowa Finance Authority Hospital Facility Revenue, 6.75% due 2/15/2016 pre-refunded 2/15/2010	A1/NR	$1,000,000	$1,115,410
Iowa Finance Authority Revenue, 6.00% due 12/1/2018 (Catholic Health Initiatives Project)	Aa2/AA	2,000,000	2,159,740
Iowa Finance Authority Revenue Refunding Trinity Health Series B, 5.75% due 12/1/2015	Aa3/AA-	1,250,000	1,338,913
KANSAS — 1.19%
Wichita Hospital Revenue Refunding Improvement Series XI, 6.75% due 11/15/2019 (Christi Health System Project)	NR/A+	4,200,000	4,574,556
Wyandotte County Kansas School District 204 Refunding & Improvement Series A, 5.00% due 9/1/2014 (Insured: FGIC)	Aaa/NR	1,030,000	1,100,905
KENTUCKY — 1.07%
Kentucky Economic Development Finance Authority Series C, 5.85% due 10/1/2015 (Norton Healthcare Project; Insured: MBIA)	Aaa/AAA	4,000,000	4,431,120
Wilmore Housing Facilities Revenue, 5.55% due 7/1/2013 (LOC:Allied Irish Bank PLC)	NR/NR	665,000	688,308
LOUISIANA — 2.37%
East Baton Rouge Pollution Control Revenue, 3.11% due 11/1/2019 put 4/3/2006 (Exxon Project) (daily demand notes)	Aaa/AAA	1,000,000	1,000,000
Jefferson Sales Tax District Revenue Series B, 5.50% due 12/1/2008 (Insured:AMBAC)	Aaa/AAA	1,595,000	1,666,073
Louisiana Local Govt. Environment Series A, 4.10% due 9/1/2007 (Housing Bellemont Apts. Project)	Baa1/NR	260,000	260,775
Louisiana State Offshore Terminal Refunding Series D, 4.00% due 9/1/2023 put 9/1/2008 (Loop LLC Project)	A3/A	3,250,000	3,219,450
Morehouse Parish Pollution Revenue Refunding Series A, 5.25% due 11/15/2013 (International Paper Co. Project)	Baa3/BBB	3,000,000	3,130,890
New Orleans Sewer Service Revenue, 5.50% due 6/1/2017 (Insured: FGIC)	Aaa/AAA	1,000,000	1,049,970
Orleans Levee District Trust Receipts Series A, 5.95% due 11/1/2007 (Insured: FSA)	Aaa/AAA	1,000,000	1,031,630
MAINE — 0.22%
Jay Solid Waste Disposal Revenue (International Paper Co. Project) Series B, 6.20% due 9/1/2019	Baa3/BBB	1,000,000	1,058,320
MASSACHUSETTS — 0.34%
Massachusetts HFA Housing Development Series A, 5.05% due 6/1/2010 (Insured: MBIA) (AMT)	Aaa/AAA	515,000	517,312
Massachusetts HFA Refunding Series A, 6.125% due 12/1/2011 pre-refunded 12/1/2006 (Insured: MBIA) (AMT)	Aaa/AAA	150,000	154,980
Massachusetts HFA Unrefunded Refunding Series A, 6.125% due 12/1/2011 (Insured: MBIA) (AMT)	Aaa/AAA	950,000	952,651
MICHIGAN — 1.18%
Kalamazoo Hospital Finance Authority Revenue Series 1994-A, 6.25% due 6/1/2014 (Borgess Medical Center Project) (ETM)	Aaa/AAA	650,000	747,429
Kent Hospital Finance Authority Michigan Hospital, 7.25% due 1/15/2013 (Insured: MBIA)	Aaa/AAA	1,000,000	1,127,200
Michigan State Building Authority Revenue Refunding Facilities Program Series I, 5.25% due 10/15/2017 (Insured: FSA)	Aaa/AAA	2,450,000	2,626,155
Southfield Economic Development Corp. Refunding Revenue N.W. 12 Limited Partnership, 7.25% due 12/1/2010	NR/NR	1,165,000	1,164,988
MINNESOTA — 1.11%
Minneapolis St. Paul Health, 6.00% due 12/1/2018 (Healthpartners Obligation Group Project)	Baa1/BBB+	1,000,000	1,089,650
Minneapolis St. Paul Housing & Redevelopment Authority, 4.75% due 11/15/2018 (Healthspan Project; Insured:AMBAC)	Aaa/AAA	3,500,000	3,502,275
Southern Minnesota Municipal Power Agency Supply, pre-refunded to various dates, Series A, 5.75% due 1/1/2018 (Insured: MBIA)	Aaa/AAA	700,000	742,854

20 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2006 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
MISSISSIPPI — 0.31%
Mississippi Higher Educational Authority Series C, 7.50% due 9/1/2009	A2/NR	$1,500,000	$1,503,480
MISSOURI — 1.15%
Missouri Development Finance Board Healthcare Series A, 5.40% due 11/1/2018 (Lutheran Home Aged Project; LOC: Commerce Bank)	Aa3/NR	2,025,000	2,076,435
Platte County COP, 4.00% due 9/1/2006	NR/AA-	1,310,000	1,312,450
Springfield Public Utilities Revenue Series A, 5.00% due 12/1/2013	Aaa/AAA	2,000,000	2,135,320
NEBRASKA — 0.19%
Madison County Hospital Authority 1 Hospital Revenue, 5.50% due 7/1/2014 (Faith Regional Health Services Project; Insured: Radian)	NR/AA	845,000	895,666
NEVADA — 1.35%
Clark County Pollution Control Revenue Series B, 6.60% due 6/1/2019 (Nevada Power Co. Project; Insured: FGIC)	Aaa/AAA	640,000	648,019
Las Vegas Special Improvement District Refunding Senior Local Improvement Series A, 5.375% due 6/1/2013 (Insured: FSA)	Aaa/AAA	1,170,000	1,226,300
Washoe County Capital Appreciation Reno Sparks Series B, 0% due 7/1/2011 (Insured: FSA)	Aaa/AAA	2,600,000	2,116,244
Washoe County School District Refunding Series B, 5.00% due 6/1/2010 (Insured: FGIC)	Aaa/AAA	2,350,000	2,463,341
NEW HAMPSHIRE — 1.31%
Manchester Housing & Redevelopment Authority Capital Appreciation Series B, 0% due 1/1/2016 (Insured: Radian)	NR/A	4,990,000	3,148,341
New Hampshire Pollution Refunding Central Maine Power Co., 5.375% due 5/1/2014	A3/BBB+	3,000,000	3,133,320
NEW JERSEY — 0.96%
New Jersey Economic Development Authority School Facilities Construction Series O, 5.00% due 3/1/2019	A1/AA-	1,280,000	1,342,835
New Jersey EDA Refunding Revenue, 7.50% due 12/1/2019 (Spectrum for Living Development Project; LOC: PNC Bank)	A3/NR	220,000	220,658
New Jersey State Transit Corp. COP, 5.00% due 10/1/2009 (Insured: FSA)	Aaa/AAA	1,700,000	1,769,105
New Jersey State Transit Corp. Federal Transportation Administration Grants Series B, 5.50% due 9/15/2010 (Insured:AMBAC)	Aaa/AAA	1,200,000	1,282,464
NEW MEXICO — 1.77%
Albuquerque Airport Revenue Refunding, 5.00% due 7/1/2008 (Insured:AMBAC) (AMT)	Aaa/AAA	2,380,000	2,441,404
Farmington Pollution Control Revenue, 3.15% due 9/1/2024 put 4/3/2006 (LOC: Barclays Bank) (daily demand notes)	P1/A-1+	350,000	350,000
Sandoval County Incentive Payment Revenue Refunding, 5.00% due 6/1/2020	NR/A+	2,000,000	2,086,540
Santa Fe County Charter School Foundation, 6.50% due 1/15/2026 (ATC Foundation Project)	NR/NR	1,515,000	1,513,137
University of New Mexico Hospital Mortgage Revenue Bonds, 5.00% due 1/1/2018 (Insured: FSA & FHA)	Aaa/AAA	2,000,000	2,089,180
NEW YORK — 4.35%
Long Island Power Authority General Series B, 5.00% due 12/1/2006	A3/A-	2,000,000	2,019,720
Metro Transportation Authority New York Service Control Series B, 5.25% due 7/1/2006	A1/AA-	1,080,000	1,084,395
Nassau Health Care Corp., 6.00% due 8/1/2011 pre-refunded 8/1/2009	Aaa/AAA	1,000,000	1,091,130
New York City, 3.16% due 8/1/2016 put 4/3/2006 (LOC: KBC Bank) (daily demand notes)	VMIG1/A-1	500,000	500,000
New York City, 3.16% due 8/1/2017 put 4/3/2006 (LOC: JPM) (daily demand notes)	VMIG1/A-1+	150,000	150,000
New York City Industrial Development Agency Series A, 5.00% due 6/1/2010 (Lycee Francais De New York Project; Insured:ACA)	NR/A	1,175,000	1,212,012

Certified Semi-Annual Report 21

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2006 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
New York City Transitional Authority Facilities Refunding Series A 1, 5.00% due 11/1/2020	Aa1/AAA	$3,000,000	$3,170,670
New York City Transitional Recovery Series 3B, 3.04% due 11/1/2022 put 4/3/2006 (LOC: Citigroup Global Markets) (daily demand notes)	VMIG1/A-1+	1,800,000	1,800,000
New York City Trust Cultural Resources, 5.75% due 7/1/2015 (Museum of American Folk Art Project; Insured:ACA)	NR/A	875,000	925,794
New York Housing Finance Service Series A, 6.375% due 9/15/2015 pre-refunded 9/15/2007	A1/AAA	220,000	228,609
New York Series E, 6.00% due 8/1/2008 pre-refunded 8/1/2006	Aaa/AAA	910,000	931,121
New York Series E, 6.00% due 8/1/2008 pre-refunded 8/1/2006 (Insured: FGIC)	Aaa/AAA	1,025,000	1,047,909
New York State Dormitory Authority School Districts Financing Program Series E, 9.00% due 10/1/2007 (Insured: MBIA)	Aaa/AAA	1,000,000	1,076,420
New York State Thruway Authority General Revenue Series F, 5.00% due 1/1/2018 (Insured:AMBAC)	Aaa/AAA	3,000,000	3,174,030
Port Authority New York & New Jersey Special Obligation, 6.25% due 12/1/2011 (JFK International Air Terminal 6 Project; Insured: MBIA)	Aaa/AAA	2,200,000	2,414,148
NORTH CAROLINA — 0.73%
North Carolina Eastern Municipal Power Refunding Series A, 5.70% due 1/1/2013 (Insured: MBIA)	Aaa/AAA	1,200,000	1,240,596
North Carolina Housing Finance Agency Single Family Revenue Bond Series BB, 6.50% due 9/1/2026	Aa2/AA	1,155,000	1,188,483
North Carolina Medical Care, 5.00% due 9/1/2013 (Rowan Regional Medical Center Project; Insured: FSA & FHA 242)	Aaa/AAA	1,000,000	1,061,160
NORTH DAKOTA — 0.28%
Grand Forks Health Care System Revenue Bonds Series 1997, 6.25% due 8/15/2006 (Altra Health Systems Obligated Group Project; Insured: MBIA)	Aaa/AAA	365,000	368,522
North Dakota State Housing Finance Agency Refunding Housing Finance Program Home Mortgage Series A, 5.70% due 7/1/2030	Aa1/NR	975,000	981,084
OHIO — 3.53%
Butler County Transportation Improvement, 6.00% due 4/1/2010 (Insured: FSA)	Aaa/AAA	1,000,000	1,064,140
Central Ohio Solid Waste Authority Series B, 5.00% due 12/1/2008	Aa2/AA+	2,530,000	2,613,515
Cleveland Cuyahoga County Development Bond Fund A, 6.25% due 5/15/2016 (LOC: FifthThird Bank)	NR/NR	1,410,000	1,502,990
Cuyahoga County Hospital Revenue Refunding, 5.50% due 1/15/2019 (University Health Systems Project B; Insured: MBIA)	Aaa/AAA	3,545,000	3,620,650
Franklin County Health Care Revenue Series 1995-A, 6.00% due 11/1/2010 (Heinzerling Foundation Project; LOC: Banc One)	Aa2/NR	945,000	965,232
Hamilton Wastewater Systems Revenue Refunding, 5.25% due 10/1/2017 (Insured: FSA)	Aaa/AAA	1,500,000	1,626,255
Marysville School District COP, 5.25% due 12/1/2017 (School Facilities Project; Insured: MBIA)	Aaa/AAA	2,000,000	2,175,120
North Ridgeville Economic Development, 0% due 2/1/2015 (Collateralized: FHA)	NR/AAA	430,000	208,404
Ohio State Higher Educational Facility Revenue, 5.05% due 7/1/2037 put 7/1/2016 (Kenyon College Project)	A2/A	2,200,000	2,305,732
Reynoldsburg Health Care Facilities Revenue Bonds Series 1997, 5.70% due 10/20/2012 (Collateralized: GNMA)	Aa3/NR	760,000	795,036
OKLAHOMA — 3.69%
Alva Hospital Authority Hospital Revenue Sales Tax, 5.25% due 6/1/2025 (Insured: Radian)	Aa3/AA	1,505,000	1,586,616
Comanche County Oklahoma Hospital Authority Revenue, 5.25% due 7/1/2019 (Insured: Radian)	Aa3/AA	3,345,000	3,545,867
Oklahoma City Municipal Improvement Authority, 0% due 7/1/2008 (Insured:AMBAC)	Aaa/AAA	1,020,000	939,440
Oklahoma City Municipal Water & Sewer Series C, 0% due 7/1/2006 (Insured:AMBAC)	Aaa/AAA	500,000	495,665
Oklahoma City Municipal Water & Sewer Series C, 0% due 7/1/2011 (Insured:AMBAC)	Aaa/AAA	1,125,000	918,518
Oklahoma City Municipal Water & Sewer Series C, 0% due 7/1/2013 (Insured:AMBAC)	Aaa/AAA	1,485,000	1,102,538
Oklahoma Development Finance Authority Hospital Association Pooled Hospital A, 5.40% due 6/1/2013 (Insured:AMBAC)	Aaa/AAA	825,000	882,098

22 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED Thornburg Intermediate Municipal Fund	March 31, 2006 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Oklahoma Industrial Authority Revenue Refunding, 6.00% due 8/15/2010 (Integris Baptist Project; Insured:AMBAC)	Aaa/AAA	$750,000	$812,558
Tulsa County Independent School District Combined Purpose, 4.50% due 8/1/2007	Aa3/AA-	2,800,000	2,833,376
Tulsa Industrial Authority Hospital Revenue Refunding, 5.375% due 2/15/2017 (St. John Medical Center Project)	Aa3/AA	4,000,000	4,044,280
Tulsa Public Facilities Authority Solid Waste Revenue, 5.65% due 11/1/2006 (Ogden Martin Project; Insured:AMBAC)	Aaa/AAA	500,000	505,655
OREGON — 0.37%
Forest Grove Campus Improvement & Refunding Pacific University, 6.00% due 5/1/2015 pre-refunded 5/1/2010 (Insured: Radian)	NR/AA	800,000	869,112
Oregon State Housing & Community Services Department Single Family Mortgage Program Series B, 5.35% due 7/1/2018	Aa2/NR	880,000	890,058
PENNSYLVANIA — 2.51%
Allegheny County Hospital Development Health Series B, 6.50% due 5/1/2012 (South Hills Health Systems Project)	Baa1/NR	1,400,000	1,470,826
Carbon County Industrial Development Authority Refunding, 6.65% due 5/1/2010 (Panther Creek Partners Project)	NR/BBB-	1,370,000	1,444,432
Chester County School Authority, 5.00% due 4/1/2020 (Intermediate Unit Project; Insured:AMBAC)	NR/AAA	2,310,000	2,423,999
Lancaster County Capital Appreciation Series B, 0% due 5/1/2014 (Insured: FGIC)	Aaa/NR	795,000	554,679
Lancaster County Capital Appreciation Series B, 0% due 5/1/2015 (Insured: FGIC)	Aaa/NR	800,000	535,448
Lehigh County General Purpose Shepard Rehab. Hospital, 6.00% due 11/15/2007 (Insured:AMBAC)	Aaa/AAA	785,000	813,637
Pennsylvania Higher Education University Series 14, 0% due 7/1/2020 (Insured:AMBAC)	Aaa/AAA	2,032,839	711,697
Pennsylvania State Higher Educational Facility Allegheny Delaware Valley Obligation A, 5.60% due 11/15/2009 (Insured: MBIA)	Aaa/AAA	500,000	528,085
Pennsylvania State Higher Educational Facility Allegheny Delaware Valley Obligation A, 5.60% due 11/15/2010 (Insured: MBIA)	Aaa/AAA	480,000	512,410
Philadelphia Hospital & Higher Education Health Systems, 5.25% due 5/15/2006 (Jefferson Health Systems A Project; Insured: MBIA)	Aaa/AAA	3,025,000	3,031,231
RHODE ISLAND — 0.75%
Rhode Island Health & Education Building Hospital Financing, 5.25% due 7/1/2015 (Memorial Hospital Project; LOC: Fleet Bank)	NR/AA	1,325,000	1,387,474
Rhode Island Health & Education Building Refunding, 6.00% due 8/1/2014 (Credit Support: FHA)	NR/AA	1,000,000	1,061,640
Rhode Island Health & Education Building Refunding Higher Education State University, 5.00% due 3/15/2014 (Insured: Radian)	NR/AA	1,065,000	1,116,737
SOUTH CAROLINA — 2.27%
Charleston Educational Excellence Financing Charleston County School District, 5.25% due 12/1/2020	A1/AA-	1,855,000	1,970,437
Darlington County Industrial Development, 6.00% due 4/1/2026 (Sonoco Products Co. Project)	A3/BBB+	3,100,000	3,164,914
Lexington One School Facilities Corp. Lexington County School District No. 1, 5.25% due 12/1/2021	A1/NR	1,700,000	1,790,763
Scago Educational Facilities Corp. School District No. 5 Spartanburg County, 5.00% due 4/1/2019 (Insured: FSA)	Aaa/AAA	2,740,000	2,877,383
Scago Educational Facilities Corp. School District No. 5 Spartanburg County, 5.00% due 4/1/2021 (Insured: FSA)	Aaa/AAA	1,000,000	1,044,600
SOUTH DAKOTA — 0.21%
South Dakota Housing Development Authority Homeownership Series B, 4.85% due 5/1/2009	Aa1/AAA	1,000,000	1,021,860
TENNESSEE — 0.42%
Knox County Health, 4.90% due 6/1/2031 put 6/1/2011 (Collateralized: FNMA)	NR/AAA	2,000,000	2,024,260

Certified Semi-Annual Report 23

SCHEDULE OF INVESTMENTS, CONTINUED Thornburg Intermediate Municipal Fund	March 31, 2006 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
TEXAS — 15.64%
Bexar County Health Facilities Development Corp., 6.125% due 7/1/2022 (Army Retirement Residence Project)	NR/BBB-	$1,250,000	$1,333,062
Bexar County Housing Finance Corp., 5.50% due 1/1/2016 (Insured: MBIA)	Aaa/NR	600,000	634,908
Bexar County Housing Finance Corp., 5.70% due 1/1/2021 (Insured: MBIA)	Aaa/NR	1,035,000	1,097,752
Bexar County Housing Finance Corp., 6.50% due 12/1/2021	Baa1/NR	2,000,000	2,086,720
Bexar County Housing Finance Corp. Multi Family Housing, 5.40% due 8/1/2012 (Dymaxion & Marrach Park Apts.A Project; Insured: MBIA)	Aaa/NR	1,005,000	1,035,261
Bexar County Housing Finance Corp. Multi Family Housing, 5.95% due 8/1/2020 (Dymaxion & Marrach Park Apts.A Project; Insured: MBIA)	Aaa/NR	1,270,000	1,357,947
Bexar County Housing Finance Corp. Series A, 5.875% due 4/1/2014
(Honey Creek Apartments Project; Insured: MBIA)	Aaa/NR	975,000	1,021,225
Bexar County Housing Finance Corp. Series A, 6.125% due 4/1/2020
(Honey Creek Apartments Project; Insured: MBIA)	Aaa/NR	800,000	837,512
Birdville Independent School District Refunding, 0% due 2/15/2012 (Guaranty: PSF)	Aaa/AAA	2,800,000	2,214,632
Carroll Independent School District Capital Appreciation Refunding, 0% due 2/15/2011 (Guaranty: PSF)	Aaa/AAA	1,130,000	912,532
Cedar Park Texas Refunding & Improvement, 5.00% due 2/15/2016 (Insured: MBIA)	Aaa/AAA	1,000,000	1,052,280
Central Regional Mobility Authority Revenue Anticipation Notes, 5.00% due 1/1/2008	Aa3/AA	1,100,000	1,124,706
Coppell Independent School District Capital Appreciation Refunding, 0% due 8/15/2013 (Guaranty: PSF)	NR/AAA	5,000,000	3,487,600
Donna Independent School District Refunding, 5.00% due 2/15/2015 (Guaranty: PSF)	Aaa/AAA	980,000	1,043,876
Duncanville Independent School District Capital Appreciation Refunding Series B, 0% due 2/15/2016 (Guaranty: PSF)	Aaa/AAA	3,000,000	1,840,920
El Paso Independent School District Capital Appreciation Refunding, 0% due 8/15/2010 (Guaranty: PSF)	Aaa/AAA	3,750,000	3,075,112
El Paso Independent School District Capital Appreciation Refunding, 0% due 8/15/2011 (Guaranty: PSF)	Aaa/AAA	2,500,000	1,941,700
Ennis Texas Independent School District Capital Appreciation, 0% due 8/15/2012 (Guaranty: PSF)	Aaa/NR	835,000	630,024
Ennis Texas Independent School District Capital Appreciation, 0% due 8/15/2013 (Guaranty: PSF)	Aaa/NR	845,000	598,353
Ennis Texas Independent School District Capital Appreciation, 0% due 8/15/2014 (Guaranty: PSF)	Aaa/NR	855,000	567,643
Ennis Texas Independent School District Capital Appreciation Refunding, 0% due 8/15/2012 pre-refunded 8/15/2010 (Guaranty: PSF)	Aaa/NR	1,625,000	1,248,374
Ennis Texas Independent School District Capital Appreciation Refunding, 0% due 8/15/2013 pre-refunded 8/15/2010 (Guaranty: PSF)	Aaa/NR	1,645,000	1,186,012
Ennis Texas Independent School District Capital Appreciation Refunding, 0% due 8/15/2014 pre-refunded 8/15/2010 (Guaranty: PSF)	Aaa/NR	1,670,000	1,128,870
Fort Worth Water & Sewer Revenue, 5.25% due 2/15/2009	Aa2/AA	1,000,000	1,041,820
Gulf Coast Center Revenue, 6.75% due 9/1/2020 (Mental Health Retardation Center Project)	NR/BBB	1,320,000	1,415,106
Hays Consolidated Independent School District Capital Appreciation, 0% due 8/15/2013 pre-refunded 8/15/2011 (Guaranty: PSF)	Aaa/AAA	6,245,000	4,553,667
Irving Waterworks & Sewer Revenue Refunding & Improvement, 5.375% due 8/15/2014	Aa2/AA	1,500,000	1,590,870
Laredo Sports Venue Sales Refunding & Improvement, 5.00% due 3/15/2018 (Insured:AMBAC)	Aaa/AAA	2,040,000	2,137,451
Lewisville TX Combination Contract Revenue Refunding Special Assessment Capital Improvement District 2, 4.75% due 9/1/2012 (Insured:ACA)	NR/A	2,055,000	2,089,709
Mesquite Independent School District Refunding, 0% due 8/15/2012 (Guaranty: PSF)	NR/AAA	1,420,000	1,070,751
Midlothian Texas Independent School District Prerefunded Capital Appreciation Refunding, 0% due 2/15/2012 (ETM)	Aaa/NR	500,000	395,565
Midlothian Texas Independent School District Prerefunded Capital Appreciation Refunding, 0% due 2/15/2012 (Guaranty: PSF)	Aaa/NR	500,000	395,110
Midtown Redevelopment Authority Tax, 6.00% due 1/1/2012 (Insured: Radian)	NR/AA	735,000	791,051
Midtown Redevelopment Authority Tax, 6.00% due 1/1/2013 (Insured: Radian)	NR/AA	500,000	535,910
Pharr San Juan Alamo Independent Building, 5.75% due 2/1/2013 (Guaranty: PSF)	Aaa/AAA	1,000,000	1,066,580
Port Arthur Refunding, 5.00% due 2/15/2019 (Insured: MBIA)	Aaa/AAA	1,000,000	1,041,390

24 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED Thornburg Intermediate Municipal Fund	March 31, 2006 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Sabine River Authority Texas Pollution Refunding Series A, 5.80% due 7/1/2022 (TXU Energy Co. Project)	Baa2/BBB-	$1,000,000	$1,065,980
Sam Rayburn Municipal Power Agency Refunding, 6.00% due 10/1/2016	Baa2/BBB-	3,000,000	3,185,250
Sam Rayburn Municipal Power Agency Refunding Series A, 6.00% due 10/1/2021	Baa2/BBB-	675,000	712,834
San Antonio Hotel Occupancy Revenue Refunding Series B, 5.00% due 8/15/2034 put 8/1/2008 (Insured:AMBAC)	Aaa/AAA	1,350,000	1,386,612
Stafford Economic Development, 6.00% due 9/1/2017 (Insured: FGIC)	Aaa/AAA	1,775,000	2,029,180
Tarrant County Health Facilities, 6.625% due 11/15/2020 pre-refunded 11/15/2010 (Adventist/Sunbelt Project)	A2/NR	3,500,000	3,939,985
Texarkana Health Facilities Hospital Refunding Series A, 5.75% due 10/1/2009 (Wadley Regional Medical Center Project; Insured: MBIA)	Aaa/AAA	500,000	530,665
Texarkana Health Facilities Hospital Refunding Series A, 5.75% due 10/1/2011 (Insured: MBIA)	Aaa/AAA	2,500,000	2,714,075
Travis County GO, 5.25% due 3/1/2021	Aaa/AAA	1,000,000	1,086,580
Travis County Health Facilities Development Series A, 5.75% due 11/15/2010 (Ascension Health Project; Insured: MBIA)	Aaa/AAA	2,000,000	2,138,700
Travis County Health Facilities Development Series A, 6.25% due 11/15/2014 pre-refunded 11/15/2009 (Ascension Health Project; Insured: MBIA)	Aaa/AAA	3,000,000	3,276,810
Upper Trinity Regional Water District Regional Treated Water Supply Systems Series A,
7.125% due 8/1/2008 (Insured: FGIC)	Aaa/AAA	600,000	636,204
Waco Health Facilities Development Corp. Series A, 6.00% due 11/15/2015 pre-refunded 11/15/2009 (Ascension Health Project)	Aa2/AA	870,000	944,829
Waco Health Facilities Development Corp. Series A, 6.00% due 11/15/2016 pre-refunded 11/15/2009 (Ascension Health Project)	Aa2/AA	1,050,000	1,140,310
West Harris County Municipal Utility Refunding, 6.00% due 3/1/2017 (Insured: Radian)	NR/AA	500,000	518,135
UTAH — 0.91%
Salt Lake City Municipal Building Series B, 5.30% due 10/15/2012 pre-refunded 10/15/2009 (Insured:AMBAC)	Aaa/AAA	1,085,000	1,152,346
Utah Board of Regents Auxiliary Refunding Series A, 5.25% due 5/1/2013	NR/AA	595,000	632,146
Utah County Municipal Building Authority, 5.50% due 11/1/2016 pre-refunded 11/1/2011 (Insured:AMBAC)	Aaa/NR	1,000,000	1,086,180
Utah Housing Finance Agency, 6.05% due 7/1/2016 (Credit Support: FHA)	NR/AAA	405,000	417,356
Utah Housing Finance Agency SFMR D-2 Class I, 5.85% due 7/1/2015	Aa2/AA	70,000	70,184
Utah Water Finance Agency Revenue Pooled Loan Financing Program Series A, 5.00% due 10/1/2012 (Insured:AMBAC)	Aaa/NR	940,000	994,163
VIRGINIA — 2.61%
Alexandria Industrial Development Authority, 5.90% due 10/1/2020 (Insured:AMBAC)	Aaa/AAA	2,000,000	2,196,080
Alexandria Industrial Development Authority Institute For Defense Analysis Series A, 6.00% due 10/1/2014 (Insured:AMBAC)	Aaa/AAA	1,500,000	1,656,495
Alexandria Industrial Development Authority Institute For Defense Analysis Series A, 6.00% due 10/1/2015 (Insured:AMBAC)	Aaa/AAA	1,590,000	1,755,885
Fauquier County Industrial Development Authority, 5.50% due 10/1/2016 (Insured: Radian)	NR/AA	1,000,000	1,077,380
Hanover County Industrial Development Authority Medical Facilities Revenue,
6.00% due 10/1/2021 (ETM)	Aaa/AAA	795,000	796,121
Norfolk Industrial Development Authority Lease, 5.625% due 9/15/2017 pre-refunded 9/15/2006 (Norfolk Public Health Center Project)	Aa1/AA+	1,000,000	1,029,180
Norton Industrial Development Authority Hospital Refunding, 6.00% due 12/1/2014 (Norton Community Hospital Project; Insured:ACA)	NR/A	1,635,000	1,771,784
Spotsylvania County Industrial Development, 6.00% due 9/1/2019 put 9/1/2008 (Walter Grinders Project; LOC: Deutsche Bank)	NR/NR	2,210,000	2,207,812

Certified Semi-Annual Report 25

SCHEDULE OF INVESTMENTS, CONTINUED Thornburg Intermediate Municipal Fund	March 31, 2006	(Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
WASHINGTON — 5.62%
Benton County Public Utility District Refunding Series A, 5.625% due 11/1/2012 (Insured: FSA)	Aaa/AAA	$1,500,000	$1,629,030
Energy Northwest Washington Series A, 5.60% due 7/1/2015 pre-refunded 1/1/2007 (Wind Project)	A3/A-	1,000,000	1,043,810
Energy Northwest Washington Series B, 5.10% due 7/1/2009 pre-refunded 1/1/2007 (Wind Project)	A3/A-	745,000	774,912
Port Longview Industrial Development Corp. Solid Waste Disposal Revenue, 6.875% due 10/1/2008	NR/BBB	1,500,000	1,591,905
Tacoma Electric Systems Revenue Series A, 5.50% due 1/1/2012 (Insured: FSA)	Aaa/AAA	750,000	808,785
University of Washington Revenue Refunding, 5.25% due 8/15/2009 (University of Washington Medical Center Project; Insured: MBIA)	Aaa/AAA	1,350,000	1,411,344
Vancouver Downtown Redevelopment Senior Series A, 5.50% due 1/1/2018 (Conference Center Project; Insured:ACA)	NR/A	3,500,000	3,677,520
Washington Health Care Facilities, 5.50% due 12/1/2010 (Insured: MBIA)	Aaa/AAA	2,690,000	2,863,962
Washington Health Care Facilities, 6.00% due 12/1/2014 (Insured: MBIA)	Aaa/AAA	1,735,000	1,883,863
Washington Health Care Facilities, 6.00% due 12/1/2015 (Insured: MBIA)	Aaa/AAA	1,945,000	2,102,526
Washington Health Care Facilities Refunding, 6.375% due 10/1/2010 (Insured: FGIC)	Aaa/AAA	1,500,000	1,649,925
Washington Health Care Facilities Sea Mar Community Health Center, 5.60% due 1/1/2018 (LOC: U.S. Bancorp)	Aa1/NR	1,025,000	1,084,922
Washington Nonprofit Housing, 5.60% due 7/1/2011 (Kline Galland Center Project; Insured: Radian)	NR/AA	500,000	527,265
Washington Nonprofit Housing, 5.875% due 7/1/2019 (Kline Galland Center Project; Insured: Radian)	NR/AA	1,000,000	1,063,130
Washington Public Power Supply Capital Appreciation Refunding Series B, 0% due 7/1/2011	Aaa/AA-	1,000,000	811,850
Washington Public Power Supply Refunding Series A, 5.00% due 7/1/2011 (Insured: FSA)	Aaa/AAA	3,030,000	3,157,502
Washington Public Power Supply System, 0% due 7/1/2010 (Project 3)	Aaa/AA-	960,000	812,966
WISCONSIN — 1.29%
Wisconsin Health & Educational Facilities, 5.75% due 8/15/2020 (Eagle River Memorial Hospital Inc. Project; Insured: Radian)	NR/AA	1,000,000	1,066,720
Wisconsin Housing & Economic Development Housing Series A, 5.875% due 11/1/2016 (Insured:AMBAC)	Aaa/AAA	1,980,000	2,076,921
Wisconsin State Health & Educational Facilities Hospital Sisters Services Inc., 4.50% due 12/1/2023 put 12/1/2007 (Insured: FSA)	Aaa/NR	3,000,000	3,035,490

Total Investments — 98.41% (Cost $456,868,241)			$471,091,172
OTHER ASSETS LESS LIABILITIES — 1.59%			7,588,491

NET ASSETS — 100.00%			$478,679,663

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred prior to or subsequent to the reporting period end.

See notes to financial statements.

26 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED Thornburg Intermediate Municipal Fund	March 31, 2006 (Unaudited)

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access

AMBAC	Insured by American Municipal Bond Assurance Corp.

AMT	Alternative Minimum Tax

COP	Certificates of Participation

ETM	Escrowed to Maturity

FGIC	Insured by Financial Guaranty Insurance Co.

FHA	Insured by Federal Housing Administration

FNMA	Collateralized by Federal National Mortgage Association

FSA	Insured by Financial Security Assurance Co.

GNMA	Insured by Government National Mortgage Co.

GO	General Obligation

MBIA	Insured by Municipal Bond Investors Assurance

PSF	Guaranteed by Permanent School Fund

RADIAN	Insured by Radian Asset Assurance

SFMR	Single Family Mortgage Revenue Bond

SPA	Standby Bond Purchase Agreement

XLCA	Insured by XL Capital Assurance

SUMMARY OF SECURITY CREDIT RATINGS†

Ratings are a blend of Moody’s and Standard & Poor’s, using the higher rating. Some bonds are rated by only one service.

Certified Semi-Annual Report 27

EXPENSE EXAMPLE Thornburg Intermediate Municipal Fund	March 31, 2006 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A Shares,

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 30, 2005 and held until March 31, 2006.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 9/30/05	Ending Account Value 3/31/06	Expenses Paid During Period† 9/30/05-3/31/06
Class A Shares
Actual	$1,000	$1,007.80	$4.95
Hypothetical*	$1,000	$1,020.00	$4.98

Class C Shares
Actual	$1,000	$1,006.60	$6.20
Hypothetical*	$1,000	$1,018.75	$6.24

Class I Shares
Actual	$1,000	$1,009.40	$3.35
Hypothetical*	$1,000	$1,021.60	$3.37

†	Expenses are equal to the annualized expense ratio for each class (A: 0.99%; C: 1.24%; and I: 0.67%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

28 Certified Semi-Annual Report

OTHER INFORMATION

Thornburg Intermediate Municipal Fund	March 31, 2006 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Commencing August 31, 2004, information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

Certified Semi-Annual Report 29

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

February 8, 2005

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

This statement is submitted for the general information of the shareholders of Thornburg Investment Trust. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund’s investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money.

30 This page is not part of the Semi-Annual Report.

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

403(b)

A special, tax-advantaged savings vehicle available only to employees of 501(c)(3) organizations, such as charitable, educational, scientific and religious organizations. 403(b) plans are also available to employees of public schools and universities.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

This page is not part of the Semi-Annual Report. 31

The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $22 billion. Founded in 1982, the firm manages four equity funds, eight bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’ re committed to disciplined investing and controlling risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $126 million in Thornburg Funds.

Core Strategies for Building Wealth

We deliver core strategies to help investors meet long-term goals. A core strategy is a consistent, disciplined and proven investment process that represents the foundation of a diversified portfolio.

Investment Manager:	Distributor:

119 East Marcy Street	119 East Marcy Street
Santa Fe, New Mexico 87501	Santa Fe, New Mexico 87501
800.847.0200	800.847.0200

Thornburg Intermediate Municipal Fund

Laddering – an All Weather Strategy

The Fund’s investment objective is to obtain as high a level of current income exempt from Federal income taxes as is consistent with preservation of capital (may be subject to Alternative Minimum Tax).

This Fund is a laddered portfolio of municipal bonds with an average maturity of ten years or less. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year; cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg Florida Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

Thornburg’s equity research uses a fundamental, yet comprehensive, analytical approach. We invest when and where we perceive compelling value. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

Reduce paper clutter.
Receive your shareholder reports and prospectus online instead of through traditional mail.
Sign up at
www.thornburg.com/edelivery

2 This page is not part of the Semi-Annual Report.

2006

Certified Semi-Annual Report

Thornburg Intermediate Municipal Fund

I Shares – March 31, 2006

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Certified Semi-Annual Report 3

Important Information

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

Minimum investments for Class I shares are higher than those for other classes. Returns reflect the reinvestment of dividends and capital gains. There is no up front sales charge for this class of shares.

Shares in the Fund carry risks, including possible loss of principal. As with direct bond ownership, funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The principal value of bond funds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Shares in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency.

The information presented on the following pages was current as of March 31, 2006. The manager’s views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each Fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Glossary

The Merrill Lynch 7-12 Year Municipal Bond Index – A widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon bearing bonds issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody’s investment grade rating and maturities of seven to twelve years.

Duration – The measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Weighted Average Maturity – Is a weighted average of all the effective maturities of the bonds in a portfolio. Effective maturity takes into consideration mortgage prepayments, puts, sinking funds, adjustable coupons, and other features of individual bonds and is thus a more accurate measure of interest-rate sensitivity. Longer-maturity funds are generally considered more interest-rate sensitive than their shorter counterparts.

Fed Funds Rate – Is the interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

4 Certified Semi-Annual Report

Letter to Shareholders

George Strickland

Portfolio Manager

April 24, 2006

Dear Fellow Shareholder:

I am pleased to present the Semi-Annual Report for the Thornburg Intermediate Municipal Fund. The net asset value of the Class I shares decreased by 14 cents to $13.17 during the six month period ending March 31, 2006. If you were with us for the entire period, you received dividends of 26.4 cents per share. If you reinvested dividends, you received 26.6 cents per share.

Over the past six months, the municipal bond yield curve has continued to flatten. Interest rates on short and intermediate bonds have risen, while the interest rates on long-term bonds have barely budged. Since bond prices move in the opposite direction of yields, long-term bond prices have been relatively stable while short and intermediate bond prices have fallen somewhat. The Class I shares of your Fund produced a total return of 0.94% over the last six months, somewhat better than the 0.59% return for the Merrill Lynch 7-12 Year Municipal Bond Index.

The flatter yield curve has created a fairly unusual situation in the municipal bond market whereby 10-year municipal bonds currently yield 92% as much as 30-year municipal bonds. Over the last five years, that ratio has averaged closer to 84%. We believe that the higher ratio indicates that there is better relative value in 10-year municipal bonds, where we prefer to invest, than in longer term municipal bonds.

We are not surprised that short and intermediate bond yields have risen. Short-term bond yields tend to be closely tied to the Fed Funds Rate, which has increased from 1.0% to 4.75% since June 2004. Long-term bond yields are influenced by future expectations about inflation and economic growth, and by large-scale capital flows. U.S. economic growth has shown no signs of faltering or overheating – just a steady push toward full utilization. Commodity price inflation has been alarming, but broader measures of consumer prices have been better behaved. In previous environments, such conditions accompanied by a tightening Fed would have led to higher long-term interest rates. However, capital flows have kept a lid on long-term rates so far. In 2005, foreign buyers purchased 160% of Treasury bond net issuance. That volume of offshore buying has kept long-term bond yields low.

This year, the U.S. Treasury will be issuing significantly more debt than last year, both to finance a widening budget deficit and to roll over maturing notes. There are some signs that Japanese and European interest rates may rise and create more competition for U.S. bonds. Such a combination could put a significant amount of upward pressure on long-term interest rates. However, short-term interest rates, by contrast, have already risen substantially and may be close to leveling off. So we believe that long-term bonds carry much more risk than short-term bonds in the current environment.

New issue municipal bond supply is down 29% from last year’s pace. The reduced supply has helped the municipal market significantly outperform the Treasury bond market so far this year. We have been gradually shortening the duration of the Fund through the first quarter of 2006, but if interest rates continue rising, we will likely extend the duration somewhat as we find interesting buying opportunities toward the top of the Fund’s bond ladder.

Certified Semi-Annual Report 5

Your Thornburg Intermediate Municipal Fund is a laddered portfolio of over 300 municipal obligations from 44 states. Today, your Fund’s weighted average maturity is 7.5 years. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering intermediate bonds accomplishes two goals. First, the staggered bond maturities contained in a ladder defuse interest-rate risk and dampen the Fund’s price volatility. Second, laddering gives the Fund a steady cash flow stream from maturing bonds to reinvest toward the top of the ladder where yields are typically higher. The laddering strategy is what differentiates this Fund from most bond mutual funds. It will be particularly useful if interest rates continue rising, because it should allow the Fund to continue increasing the yield of the portfolio as bonds mature and get replaced with new ones. The chart shown here describes the percentages of your Fund’s bond portfolio maturing in each of the coming years.

% of portfolio maturing			Cumulative % maturing
2 years	=	10.3%	Year 2	=	10.3%
2 to 4 years	=	14.4%	Year 4	=	24.7%
4 to 6 years	=	16.1%	Year 6	=	40.8%
6 to 8 years	=	12.6%	Year 8	=	53.4%
8 to 10 years	=	11.7%	Year 10	=	65.1%
10 to 12 years	=	13.6%	Year 12	=	78.7%
12 to 14 years	=	10.6. %	Year 14	=	89.3%
14 to 16 years	=	7.2%	Year 16	=	96.5%
16 to 18 years	=	0.7%	Year 18	=	97.2%
Over 18 years	=	2.8%	Over 18 years	=	100.0%

Percentages can and do vary. Data as of 3/31/06.

Thanks to a strong economy, state tax revenues were up 10.7% in 2005 – the fastest growth rate since 1999. The National Association of State Budget Officers recently reported that 45 states collected $17.6 billion more in tax revenues than they had budgeted for. The strong tax revenues and lack of major credit problems have helped drive down the risk premiums on lower quality municipal debt. We believe that the strong economy is cyclical in nature, so we are cautious about buying lower quality bonds in this environment. To reduce credit risk, we have kept 90% of the portfolio in bonds rated A or above by at least one rating agency and maintained broad diversification across issuers and market sectors.

Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your Fund to perform consistently well in varying interest rate environments. Thank you for investing in Thornburg Intermediate Municipal Fund.

Sincerely,

George Strickland
Portfolio Manager

6 Certified Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Intermediate Municipal Fund	March 31, 2006 (Unaudited)

ASSETS
Investments at value (cost $456,868,241)	$471,091,172
Cash	310,452
Receivable for investments sold	1,337,894
Receivable for fund shares sold	720,047
Interest receivable	6,753,566
Prepaid expenses and other assets	27,591

Total Assets	480,240,722

LIABILITIES
Payable for fund shares redeemed	581,807
Payable to investment advisor and other affiliates (Note 3)	342,385
Accounts payable and accrued expenses	54,533
Dividends payable	582,334

Total Liabilities	1,561,059

NET ASSETS	$478,679,663

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(2,806)
Net unrealized appreciation on investments	14,222,434
Accumulated net realized gain (loss)	(8,862,611)
Net capital paid in on shares of beneficial interest	473,322,646
$478,679,663
NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($348,732,647 applicable to 26,446,241 shares of beneficial interest outstanding - Note 4)	$13.19
Maximum sales charge, 2.00% of offering price	0.27

Maximum offering price per share	$13.46

Class C Shares:
Net asset value and offering price per share * ($54,403,636 applicable to 4,120,667 shares of beneficial interest outstanding - Note 4)	$13.20

Class I Shares:
Net asset value, offering and redemption price per share ($75,543,380 applicable to 5,737,223 shares of beneficial interest outstanding - Note 4)	$13.17

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Semi-Annual Report 7

STATEMENT OF OPERATIONS

Thornburg Intermediate Municipal Fund	Six Months Ended March 31, 2006 (Unaudited)

INVESTMENT INCOME:
Interest income (net of premium amortized of $1,362,721)	$11,083,415

EXPENSES:
Investment advisory fees (Note 3)	1,187,109
Administration fees (Note 3)
Class A Shares	223,625
Class C Shares	34,016
Class I Shares	15,654
Distribution and service fees (Note 3)
Class A Shares	447,251
Class C Shares	272,003
Transfer agent fees
Class A Shares	81,520
Class C Shares	15,463
Class I Shares	28,121
Registration and filing fees
Class A Shares	10,067
Class C Shares	9,646
Class I Shares	13,547
Custodian fees (Note 3)	77,602
Professional fees	20,617
Accounting fees	21,286
Trustee fees	6,288
Other expenses	32,649

Total Expenses	2,496,464
Less:
Expenses reimbursed by investment advisor (Note 3)	(64,517)
Distribution and service fees waived (Note 3)	(108,801)
Fees paid indirectly (Note 3)	(8,021)

Net Expenses	2,315,125

Net Investment Income	8,768,290

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments sold	(63,014)
Net change in unrealized appreciation (depreciation) of investments	(4,999,537)

Net Realized and Unrealized Loss	(5,062,551)

Net Increase in Net Assets Resulting From Operations	$3,705,739

See notes to financial statements.

8 Certified Semi-Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Intermediate Municipal Fund	(Unaudited)*

	*Six Months Ended March 31, 2006	Year Ended September 30, 2005
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$8,768,290	$16,870,399
Net realized gain (loss) on investments	(63,014)	1,423,283
Increase (Decrease) in unrealized appreciation (depreciation) of investments	(4,999,537)	(6,895,981)

Net Increase (Decrease) in Net Assets Resulting from Operations	3,705,739	11,397,701
DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(6,580,815)	(13,228,266)
Class C Shares	(932,418)	(1,934,404)
Class I Shares	(1,255,057)	(1,707,729)
FUND SHARE TRANSACTIONS - (NOTE 4):
Class A Shares	(10,257,910)	(3,168,323)
Class C Shares	(395,616)	(1,924,468)
Class I Shares	24,193,184	19,483,987

Net Increase in Net Assets	8,477,107	8,918,498
NET ASSETS:
Beginning of period	470,202,556	461,284,058

End of period	$478,679,663	$470,202,556

See notes to financial statements.

Certified Semi-Annual Report 9

NOTES TO FINANCIAL STATEMENTS

Thornburg Intermediate Municipal Fund	March 31, 2006 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Intermediate Municipal Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing eleven series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Florida Intermediate Municipal Fund, Thornburg New York Intermediate Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, and Thornburg Investment Income Builder Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s investment objective is to obtain as high a level of current income exempt from Federal income taxes as is consistent with the preservation of capital.

The Fund currently offers three classes of shares of beneficial interest, Class A, Class C, and Institutional Class (Class I) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: The Trust determines the value of investments utilizing an independent pricing service approved by the Board of Trustees. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices, normally at 4:00 p.m. EST. When quotations are not readily available, securities are valued at evaluated prices as determined by the pricing service using methods which include consideration of yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity, and rating; indications as to value from dealers and general market conditions. In any case where a price is not available from a pricing service for an investment, the Trust’s valuation and pricing committee determines a fair value for the investment using factors approved by the Trustees. The valuation procedures used by the pricing service and the portfolio valuations received by the Fund are reviewed by the officers of the Trust under the general supervision of the Board of Trustees. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable (if any) and tax exempt income of the Fund to the shareholders. Therefore, no provision for Federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all funds are allocated among the funds comprising

10 Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2006 (Unaudited)

the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services for which the fees are payable at the end of each month. For the period ended March 31, 2006, these fees were payable at annual rates ranging from .50 of 1% to .275 of 1% per annum of the average daily net assets of the Fund. The Fund also has an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the period ended March 31, 2006, the Advisor voluntarily reimbursed certain class specific expenses and administrative fees of $2,067 for Class A shares, $38,184 for Class C shares, and $24,266 for Class I shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the Distributor of the Fund shares. For the period ended March 31, 2006, the Distributor has advised the Fund that it earned net commissions aggregating $2,335 from the sale of Class A shares and collected contingent deferred sales charges aggregating $1,308 from redemptions of Class C shares of the Fund.

Pursuant to a service plan, under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75% of the average daily net assets attributable to Class C shares. Total fees incurred by each class of shares of the Fund under their respective Service and Distribution Plans for the period ended March 31, 2006, are set forth in the Statement of Operations. Distribution fees in the amount of $108,801 were waived for Class C shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the period ended March 31, 2006, fees paid indirectly were $8,021. This figure may include additional fees waived by the Custodian.

Certain officers and Trustees of the Trust are also officers and/or Directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

Certified Semi-Annual Report 11

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2006 (Unaudited)

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2006, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Period Ended March 31, 2006		Year Ended September 30, 2005
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	2,444,734	$32,422,032	3,998,362	$53,659,687
Shares issued to shareholders in reinvestment of dividends	281,766	3,732,879	548,300	7,352,541
Shares repurchased	(3,501,032)	(46,412,821)	(4,780,870)	(64,180,551)

Net Increase (Decrease)	(774,532)	$(10,257,910)	(234,208)	$(3,168,323)

Class C Shares
Shares sold	384,359	$5,097,382	715,681	$9,615,224
Shares issued to shareholders in reinvestment of dividends	45,746	606,732	93,895	1,260,710
Shares repurchased	(459,787)	(6,099,730)	(953,413)	(12,800,402)

Net Increase (Decrease)	(29,682)	$(395,616)	(143,837)	$(1,924,468)

Class I Shares
Shares sold	2,250,824	$29,802,113	2,292,723	$30,718,233
Shares issued to shareholders in, reinvestment of dividends	54,173	716,573	64,408	862,041
Shares repurchased	(477,992)	(6,325,502)	(903,624)	(12,096,287)

Net Increase (Decrease)	1,827,005	$24,193,184	1,453,507	$19,483,987

NOTE 5 – SECURITIES TRANSACTIONS

For the period ended March 31, 2006, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $48,735,223 and $36,947,470, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2006, information on the tax components of capital is as follows:

Cost of investments for tax purpose	$456,867,192

Gross unrealized appreciation on a tax basis	$15,599,504
Gross unrealized depreciation on a tax basis	(1,376,021)

Net unrealized appreciation (depreciation) on investments (tax basis)	$14,223,483

At March 31, 2006, the Fund had tax basis capital losses, which may be carried over to offset future capital gains. To the extent such carry forwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such losses expire as follows:

2008	$2,116,559
2009	2,374,508
2011	11,597
2012	4,297,982

$8,800,646

12 Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS

Thornburg Intermediate Municipal Fund	(Unaudited)*

	*Six Months Ended March 31,		Year Ended September 30,
	2006		2005	2004	2003	2002	2001
Class I Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period	$13.31		$13.46	$13.54	$13.65	$13.26	$12.76

Income from investment operations:
Net investment income	0.26		0.53	0.56	0.57	0.61	0.65
Net realized and unrealized gain (loss) on investments	(0.14)		(0.15)	(0.08)	(0.11)	0.39	0.50

Total from investment operations	0.12		0.38	0.48	0.46	1.00	1.15
Less dividends from:
Net investment income	(0.26)		(0.53)	(0.56)	(0.57)	(0.61)	(0.65)

Change in net asset value	(0.14)		(0.15)	(0.08)	(0.11)	0.39	0.50
NET ASSET VALUE, end of period	$13.17		$13.31	$13.46	$13.54	$13.65	$13.26

RATIOS/SUPPLEMENTAL DATA
Total return(a)	0.94%		2.90%	3.61%	3.49%	7.75%	9.23%
Ratios to average net assets:
Net investment income	4.00	%(b)	3.98%	4.12%	4.23%	4.57%	4.99%
Expenses, after expense reductions	0.67	%(b)	0.67%	0.67%	0.62%	0.58%	0.55%
Expenses, after expense reductions and net of custody credits	0.67	%(b)	0.67%	0.67%	0.62%	0.58%	—
Expenses, before expense reductions	0.75	%(b)	0.77%	0.75%	0.80%	0.79%	0.79%
Portfolio turnover rate	7.99%		20.06%	11.81%	15.13%	16.36%	18.24%
Net assets at end of period (000)	$75,543		$52,037	$33,079	$19,333	$18,330	$17,258

(a)	Not annualized for periods less than one year.

(b)	Annualized.

Certified Semi-Annual Report 13

SCHEDULE OF INVESTMENTS

Thornburg Intermediate Municipal Fund	March 31, 2006 (Unaudited)

CUSIPS: CLASS A - 885-215-202, CLASS C - 885-215-780, CLASS I - 885-215-673

NASDAQ SYMBOLS: CLASS A - THIMX, CLASS C - THMCX, CLASS I - THMIX

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
ALABAMA — 1.28%
Alabama Docks Revenue, 6.00% due 10/1/2008 (Insured: MBIA)	Aaa/AAA	$800,000	$844,144
Birmingham Carraway Alabama Special, 6.25% due 8/15/2009 (Insured: Connie Lee)	NR/AAA	2,000,000	2,077,960
East Alabama Health Care Authority Tax Anticipation Series A, 4.00% due 9/1/2006 (Insured: MBIA)	Aaa/AAA	1,515,000	1,517,454
Lauderdale County & Florence Health Group Series A, 5.75% due 7/1/2013 (Insured: MBIA)	Aaa/AAA	1,600,000	1,701,008
ALASKA — 0.88%
Alaska Energy Authority Power Revenue Refunding Bradley Lake Fourth Series, 6.00% due 7/1/2011 (Insured: FSA)	Aaa/AAA	955,000	1,049,794
Alaska Municipal Bond Bank Series A, 5.00% due 10/1/2017 (Insured: FGIC)	Aaa/AAA	2,470,000	2,607,727
Anchorage School Refunding, 6.00% due 10/1/2012 (Insured: FGIC)	Aaa/AAA	500,000	548,065
ARIZONA — 2.21%
Maricopa County Arizona Industrial Development Authority Multi Family Housing Revenue,
4.60% due 7/1/2011 (Metro Gardens Mesa Ridge Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,011,420
Mohave County Industrial Development Authority Prison Project Series A, 5.00% due 4/1/2013 (Insured: XLCA)	NR/AAA	4,200,000	4,429,320
Phoenix Street & Highway User Revenue, 6.50% due 7/1/2009 (ETM)	Aa3/AAA	1,000,000	1,056,100
Pima County Industrial Development Authority Series C, 6.70% due 7/1/2021 (Arizona Charter Schools Project)	Baa3/NR	2,715,000	2,864,054
Tucson GO Series D, 9.75% due 7/1/2012 (ETM)	NR/AA	400,000	527,388
Tucson GO Series D, 9.75% due 7/1/2013 (ETM)	NR/AA	500,000	679,030
ARKANSAS — 0.52%
Jefferson County Hospital Revenue Refunding & Improvement, 5.75% due 6/1/2012 (Regional Medical Center Project)	NR/A	1,135,000	1,217,401
Jefferson County Hospital Revenue Refunding & Improvement, 5.75% due 6/1/2013 (Regional Medical Center Project)	NR/A	1,200,000	1,283,328
CALIFORNIA — 4.19%
California Department of Water Resources Power Series A, 5.75% due 5/1/2017	Aaa/A-	3,000,000	3,351,480
California Housing Finance Agency Revenue Multi Family Housing Series D, 3.07% due 2/1/2031 put 4/3/2006 (daily demand notes)	VMIG1/A-1+	1,525,000	1,525,000
California Housing Finance Authority Revenue Series 1985-B, 9.875% due 2/1/2017	Aa2/AA-	675,000	685,962
California Statewide Community Development Authority COP, 5.50% due 10/1/2007 (Unihealth America Project) (ETM)	Aaa/AAA	4,500,000	4,631,760
East Palo Alto Public Financing Series A, 5.00% due 10/1/2017 (University Circle Gateway 101 Project; Insured: Radian)	Aa3/AA	770,000	812,681
El Camino Hospital District Revenue Series A, 6.25% due 8/15/2017 (ETM)	Aaa/AAA	1,000,000	1,143,120
Escondido Joint Powers Financing Authority Lease Revenue, 0% due 9/1/2007 (Center for the Arts Project; Insured:AMBAC)	Aaa/AAA	1,740,000	1,630,467
Golden West Schools Financing Authority Capital Appreciation, 0% due 8/1/2018 (Insured: MBIA)	Aaa/AAA	2,140,000	1,119,562
Irvine Improvement Bond Act 1915 Limited Obligation Assessment District, 3.16% due 9/2/2025 put 4/3/2006 (LOC: Bank of America) (daily demand notes)	VMIG1/A-1+	500,000	500,000
Los Angeles Regional Airport Facilities Lease Refunding, 5.25% due 1/1/2009 (Laxfuel Corp. L.A. International Project; Insured:AMBAC)	Aaa/AAA	1,590,000	1,634,902
Metropolitan Water District Southern California Waterworks Revenue, 2.95% due 7/1/2036 put 4/3/2006 (SPA: Loyds TSB Bank) (daily demand notes)	VMIG1/A-1+	1,000,000	1,000,000
San Diego County Water Authority Revenue & Refunding Series 1993-A, 7.791% due 4/25/2007 (Insured: FGIC)	Aaa/AAA	500,000	522,700

14 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2006 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Stanton Multi Family Housing Revenue Bond Series 1997, 5.625% due 8/1/2029 put 8/1/2009 (Continental Gardens Project; Collateralized: FNMA)	NR/AAA	$1,440,000	$1,491,552
COLORADO — 4.94%
Adams County Communication Center Series A, 5.75% due 12/1/2016	Baa1/NR	1,265,000	1,326,972
Adams County Revenue Platte Valley Medical Center, 5.00% due 2/1/2014 (Insured: FHA 242; MBIA)	NR/AAA	1,455,000	1,541,602
Adams County Revenue Platte Valley Medical Center, 5.00% due 8/1/2014 (Insured: FHA 242; MBIA)	NR/AAA	1,000,000	1,061,340
Arvada Industrial Development Revenue, 5.60% due 12/1/2012 (Wanco Inc. Project; LOC: US Bank, N.A.)	NR/NR	450,000	456,300
Central Platte Valley Metropolitan District, 5.15% due 12/1/2013 pre-refunded 12/1/2009	NR/AAA	1,000,000	1,058,690
Central Platte Valley Metropolitan District Refunding Series A, 5.00% due 12/1/2031 put 12/1/2009 (LOC: US Bank)	NR/AA	4,000,000	4,114,600
Colorado Educational & Cultural Facilities Refunding, 6.00% due 4/1/2021 (Charter School Cherry Creek Project)	Baa2/NR	500,000	518,080
Colorado Educational & Cultural Facilities Refunding & Improvement, 5.25% due 8/15/2019 (Charter School Project; Insured: XLCA)	Aaa/AAA	1,475,000	1,572,571
Colorado Student Obligation Bond Student Loan Senior Subordinated Series B, 6.20% due 12/1/2008	A2/NR	1,570,000	1,588,181
Denver City & County COP Series B, 5.00% due 12/1/2011	Aa2/AA	2,465,000	2,595,522
El Paso County School District 11, 7.10% due 12/1/2013	Aa3/AA-	500,000	602,315
Murphy Creek Metro District 3 Refunding & Improvement, 6.00% due 12/1/2026	NR/NR	2,000,000	2,101,580
Northwest Parkway Public Highway Authority Capital Appreciation Senior Convertible C, 0% due 6/15/2014 (Insured: FSA)	Aaa/AAA	1,005,000	836,009
Plaza Metropolitan District 1 Colorado Revenue Public Improvement Fee/Tax Increment, 7.70% due 12/1/2017	NR/NR	2,500,000	2,765,900
Southlands Metropolitan District Number 1 GO, 7.00% due 12/1/2024	NR/NR	1,370,000	1,510,028
Thornton County SFMR Series 1992-A, 8.05% due 8/1/2009	A3/NR	15,000	15,010
DELAWARE — 0.33%
Delaware State Health Facilities Authority Revenue Series A, 5.25% due 5/1/2016 (Nanticoke Memorial Hospital Project; Insured: Radian)	NR/AA	1,500,000	1,566,285
DISTRICT OF COLUMBIA — 0.85%
District of Columbia Hospital Revenue, 5.375% due 8/15/2015 (ETM)	Aaa/AAA	600,000	624,666
District of Columbia Refunding Series B, 6.00% due 6/1/2015 (Insured: MBIA)	Aaa/AAA	3,000,000	3,420,120
FLORIDA — 4.97%
Broward County Resource Recovery Revenue, 5.00% due 12/1/2007	A3/AA	1,500,000	1,529,535
Deltona Utility Systems Revenue, 5.25% due 10/1/2015 (Insured: MBIA)	Aaa/AAA	1,000,000	1,074,940
Enterprise Community Development District Assessment Bonds, 6.00% due 5/1/2010 (Insured: MBIA)	Aaa/AAA	1,135,000	1,137,168
Escambia County Health Facility Series C, 5.00% due 11/1/2028 pre-refunded 11/1/2010 (Charity Obligation Group Project)	Aaa/NR	2,500,000	2,602,025
Flagler County School Board COP Series A, 5.00% due 8/1/2020 (Insured: FSA)	Aaa/AAA	1,000,000	1,047,020
Florida Board of Education Capital Outlay Refunding Public Education Series D, 5.75% due 6/1/2018	Aa1/AAA	1,460,000	1,578,917
Florida State Department of Children & Families CTFS South Florida Evaluation Treatment, 5.00% due 10/1/2019	NR/AA+	2,255,000	2,360,917
Highlands County Health Facility Refunded Hospital Adventist Health A, 5.00% due 11/15/2019	A2/A+	1,100,000	1,139,039
Jacksonville District Water & Sewer COP, 5.00% due 10/1/2020 pre-refunded 10/1/2008	Aaa/AAA	1,000,000	1,026,720
Orange County School Board Series A, 6.00% due 8/1/2008 (Insured: MBIA)	Aaa/NR	1,580,000	1,660,075
Orlando & Orange County Expressway Revenue, 8.25% due 7/1/2014 (Insured: FGIC)	Aaa/AAA	500,000	644,035
Pasco County Housing Finance Authority MFHR, 5.50% due 6/1/2027 put 6/1/2008 (Cypress Trail Apartments Project; Guaranty:Axa Reinsurance)	NR/AA-	2,000,000	2,004,060

Certified Semi-Annual Report 15

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2006 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Port Everglades Authority Port Improvement Revenue Refunding Series A, 5.00% due 9/1/2016 (Insured: FSA)	Aaa/AAA	$3,635,000	$3,636,490
Sarasota County Public Hospital Series A, 3.17% due 7/1/2037 put 4/3/2006 (Sarosota Memorial Hospital Project; Insured: AMBAC) (daily demand notes)	VMIG1/NR	1,300,000	1,300,000
Turtle Run Community Development District Refunding Water Management Benefit Special Assessment, 5.00% due 5/1/2011 (Insured: MBIA)	Aaa/AAA	1,000,000	1,035,460
GEORGIA — 0.06%
Georgia Municipal Electric Authority Power Revenue Unrefunded Balance 2005 Series Y, 10.00% due 1/1/2010	A1/A+	230,000	278,302
HAWAII — 0.48%
Hawaii Department of Budget & Finance, 6.40% due 7/1/2013 (Insured: MBIA)	Aaa/AAA	2,000,000	2,288,520
IDAHO — 0.42%
Boise City Idaho Industrial Development Corp., 5.00% due 5/15/2020 (Western Trailer Co. Project; LOC: Wells Fargo)	Aaa/NR	2,000,000	2,002,860
ILLINOIS — 9.06%
Champaign County Community Unit Series C, 0% due 1/1/2011 pre-refunded 1/1/2010	Aaa/AAA	800,000	657,904
Chicago Housing Authority Capital, 5.00% due 7/1/2008	Aa3/AA	3,020,000	3,096,617
Chicago Midway Airport Revenue Refunding Second Lien Series A, 5.00% due 1/1/2019 (Insured: AMBAC)	Aaa/AAA	1,210,000	1,240,952
Chicago Tax Increment Allocation Lincoln Belmont A, 5.30% due 1/1/2014 (Insured: ACA)	NR/A	2,285,000	2,361,593
Chicago Wastewater Transmission Revenue Refunding Second Lien, 5.50% due 1/1/2013 (Insured: MBIA)	Aaa/AAA	650,000	707,135
Cook County Capital Improvement, 5.50% due 11/15/2008 (Insured: FGIC)	Aaa/AAA	500,000	510,505
Cook County School District Class A, 0% due 12/1/2022	NR/NR	2,000,000	863,980
Du Page County School District Capital Appreciation, 0% due 2/1/2010 (Insured: FGIC)	Aaa/NR	655,000	565,219
Freeport Illinois GO, 5.375% due 1/1/2018 (Insured: MBIA)	Aaa/AAA	1,500,000	1,608,015
Illinois Development Finance Authority Revenue, 6.00% due 11/15/2012 (Insured: MBIA)	Aaa/AAA	2,860,000	3,123,520
Illinois Development Finance Authority Revenue Refunding Community Rehab Providers A, 5.90% due 7/1/2009	NR/BBB	820,000	837,212
Illinois Educational Facilities Authority Revenues Adjusted, 4.75% due 11/1/2036 put 11/1/2016 (Field Museum Project)	A2/A	1,160,000	1,175,672
Illinois Educational Facilities Authority Revenues Midwestern University B, 5.50% due 5/15/2018 (Insured: ACA)	NR/A	1,500,000	1,539,180
Illinois Health Facilities Authority Revenue, 5.50% due 10/1/2009 (Decatur Memorial Hospital Project)	A2/A	1,055,000	1,101,304
Illinois Health Facilities Authority Revenue, 5.70% due 2/20/2021 (Midwest Care Center Project; Collateralized: GNMA)	Aaa/NR	990,000	1,057,102
Illinois Health Facilities Authority Revenue Healthcare Systems, 6.25% due 11/15/2019 pre-refunded 11/15/2009 (OSF Healthcare Project)	A2/A	1,250,000	1,366,237
Illinois Health Facilities Authority Revenue Series A, 5.75% due 8/15/2013 pre-refunded 8/15/2009 (Children’s Memorial Hospital Project; Insured: AMBAC)	Aaa/AAA	1,900,000	2,037,237
Illinois Health Facilities Authority Revenues Loyola A, 5.00% due 7/1/2006 (Insured: MBIA)	Aaa/AAA	1,540,000	1,545,359
Illinois Health Facilities Authority Revenues Loyola A, 6.00% due 7/1/2011 (Insured: MBIA)	Aaa/AAA	770,000	846,808
Illinois Health Facilities Authority Revenues Loyola A, 6.00% due 7/1/2012 (Insured: MBIA)	Aaa/AAA	1,080,000	1,192,050
Illinois Health Facilities Authority Revenues Loyola University A, 6.00% due 7/1/2012 (Insured: MBIA) (ETM)	Aaa/AAA	230,000	256,411
Illinois University Revenues, 5.25% due 1/15/2018
(UIC South Campus Development Project; Insured: FGIC)	Aaa/AAA	1,205,000	1,287,410
Marion Refunding, 5.00% due 9/15/2012 (Insured: FGIC)	Aaa/AAA	755,000	799,953
Melrose Park Tax Increment Series B, 6.50% due 12/15/2015 (Insured: FSA)	Aaa/AAA	1,015,000	1,129,776
Sangamon County Property Tax Lease Receipts, 7.45% due 11/15/2006	Aa3/NR	295,000	301,829
Sangamon County School District Series A, 5.875% due 8/15/2018 (Hay Edwards Project; Insured: ACA)	NR/A	2,400,000	2,562,288

16 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2006 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Sherman Revenue Refunding Mortgage, 6.10% due 10/1/2014 (Collateralized: GNMA)	NR/AAA	$1,170,000	$1,245,898
Sherman Revenue Refunding Mortgage, 6.20% due 10/1/2019 (Collateralized: GNMA)	NR/AAA	1,600,000	1,704,144
Southern Illinois University Revenues, 0% due 4/1/2014 (Insured: MBIA)	Aaa/AAA	1,425,000	1,017,094
University of Illinois Revenue Capital Appreciation, 0% due 4/1/2014 (Insured: MBIA)	Aaa/AAA	1,590,000	1,134,863
West Chicago Industrial Development Revenue, 6.90% due 9/1/2024 (Leggett & Platt Inc. Project)	NR/A+	1,000,000	1,012,490
Will & Kendall Counties Community Series B, 5.125% due 1/1/2014 (Insured: FSA)	Aaa/AAA	1,000,000	1,050,820
Will County Community School 365-U Capital Appreciation, 0% due 11/1/2011 (Insured: FSA)	Aaa/AAA	3,000,000	2,409,720
INDIANA — 7.11%
Allen County Economic Development, 5.80% due 12/30/2012 (Indiana Institute of Technology Project)	NR/NR	895,000	933,199
Allen County Economic Development, 5.75% due 12/30/2015 (Indiana Institute of Technology Project)	NR/NR	1,355,000	1,440,080
Allen County Jail Building Corp. GO, 5.00% due 4/1/2018 (Insured: XLCA)	Aaa/AAA	2,495,000	2,619,176
Allen County Redevelopment District Tax Series A, 5.00% due 11/15/2018	A3/NR	1,560,000	1,619,998
Allen County War Memorial Series A, 5.25% due 11/1/2013 (Insured:AMBAC)	Aaa/NR	1,000,000	1,065,170
Boone County Hospital Association, 5.625% due 1/15/2015 pre-refunded 7/15/2011 (Insured: FGIC)	Aaa/AAA	1,000,000	1,085,490
Carmel Indiana Redevelopment Authority Lease Capital Appreciation, 0% due 2/1/2016 (Performing Arts Center)	Aa2/AA	1,730,000	1,103,844
Carmel Indiana Redevelopment Authority Lease Capital Appreciation, 0% due 2/1/2021 (Performing Arts Center)	Aa2/AA	2,000,000	986,740
Dyer Redevelopment Authority, 6.40% due 7/15/2015 pre-refunded 7/15/2009	NR/A-	1,515,000	1,651,926
Dyer Redevelopment Authority, 6.50% due 7/15/2016 pre-refunded 7/15/2009	NR/A-	1,910,000	2,088,489
East Chicago Elementary School Building First Mortgage Series A, 6.25% due 7/5/2008 (State Aid Withholding)	NR/A	350,000	363,303
Fishers Redevelopment Authority, 5.25% due 2/1/2018 (Insured: XLCA)	Aaa/AAA	1,500,000	1,615,695
Fishers Redevelopment Authority, 5.25% due 2/1/2020 (Insured: XLCA)	Aaa/AAA	1,025,000	1,102,357
Gary Building Corp. - Lake County First Mortgage Series 1994-B, 8.25% due 7/1/2010 (Sears Building Project)	NR/NR	790,000	797,363
Goshen Chandler School Building Capital Appreciation Refunding, 0% due 1/15/2011 (Insured: MBIA)	Aaa/AAA	1,020,000	846,080
Hamilton Southeastern Indiana, 6.25% due 7/15/2006 (North Delaware School Building Project) (ETM)	Aaa/AAA	680,000	685,311
Huntington Economic Development Revenue, 6.40% due 5/1/2015 (United Methodist Memorial Project)	NR/NR	1,000,000	1,041,590
Indiana Bond Bank Special Program Hendrick’s Redevelopment Series B, 6.20% due 2/1/2023 pre-refunded 2/1/2007	NR/NR	1,500,000	1,561,080
Indiana Health Facility Hospital Revenue, 5.75% due 9/1/2015 (ETM)	NR/AA-	575,000	579,864
Indiana Health Facility Hospital Revenue, 5.40% due 2/15/2016 (Clarian Health Obligation Group Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,078,670
Indiana State Educational Facilities Authority Revenue, 5.65% due 10/1/2015 (University of Indianapolis Project)	NR/A-	1,065,000	1,127,270
Indiana State Educational Facilities Authority Revenue, 5.70% due 10/1/2016 (University of Indianapolis Project)	NR/A-	1,025,000	1,087,023
Indianapolis Local Public Improvement Bond Bank, 0% due 7/1/2009 (ETM)	Aa2/AA-	740,000	656,669
Portage Township Multi School Building, 5.50% due 7/15/2015 (Insured: FGIC)	Aaa/AAA	500,000	542,290
Rockport Pollution Control Revenue Series A, 4.90% due 6/1/2025 put 6/1/2007 (Indiana Michigan Power Co. Project)	Baa2/BBB	3,165,000	3,212,570
Wawasee Community School Corp. First Mortgage, 5.50% due 7/15/2012 pre-refunded 1/15/2012	NR/AA	1,200,000	1,299,000
West Clark School Building Corp. First Mortgage, 5.75% due 7/15/2017 (Insured: FGIC)	Aaa/AAA	1,685,000	1,853,921
IOWA — 1.41%
Iowa Finance Authority Health Care Facilities, 6.00% due 7/1/2013 (Genesis Medical Center Project)	A1/NR	1,000,000	1,062,920
Iowa Finance Authority Hospital Facility Revenue, 6.00% due 7/1/2012 (Trinity Regional Hospital Project; Insured: FSA)	Aaa/AAA	1,000,000	1,085,980

Certified Semi-Annual Report 17

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2006 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Iowa Finance Authority Hospital Facility Revenue, 6.75% due 2/15/2016 pre-refunded 2/15/2010	A1/NR	$1,000,000	$1,115,410
Iowa Finance Authority Revenue, 6.00% due 12/1/2018 (Catholic Health Initiatives Project)	Aa2/AA	2,000,000	2,159,740
Iowa Finance Authority Revenue Refunding Trinity Health Series B, 5.75% due 12/1/2015	Aa3/AA-	1,250,000	1,338,913
KANSAS — 1.19%
Wichita Hospital Revenue Refunding Improvement Series XI, 6.75% due 11/15/2019 (Christi Health System Project)	NR/A+	4,200,000	4,574,556
Wyandotte County Kansas School District 204 Refunding & Improvement Series A, 5.00% due 9/1/2014 (Insured: FGIC)	Aaa/NR	1,030,000
			1,100,905
KENTUCKY — 1.07%
Kentucky Economic Development Finance Authority Series C, 5.85% due 10/1/2015 (Norton Healthcare Project; Insured: MBIA)	Aaa/AAA	4,000,000	4,431,120
Wilmore Housing Facilities Revenue, 5.55% due 7/1/2013 (LOC:Allied Irish Bank PLC)	NR/NR	665,000	688,308
LOUISIANA — 2.37%
East Baton Rouge Pollution Control Revenue, 3.11% due 11/1/2019 put 4/3/2006 (Exxon Project) (daily demand notes)	Aaa/AAA	1,000,000	1,000,000
Jefferson Sales Tax District Revenue Series B, 5.50% due 12/1/2008 (Insured:AMBAC)	Aaa/AAA	1,595,000	1,666,073
Louisiana Local Govt. Environment Series A, 4.10% due 9/1/2007 (Housing Bellemont Apts. Project)	Baa1/NR	260,000	260,775
Louisiana State Offshore Terminal Refunding Series D, 4.00% due 9/1/2023 put 9/1/2008 (Loop LLC Project)	A3/A	3,250,000	3,219,450
Morehouse Parish Pollution Revenue Refunding Series A, 5.25% due 11/15/2013 (International Paper Co. Project)	Baa3/BBB	3,000,000	3,130,890
New Orleans Sewer Service Revenue, 5.50% due 6/1/2017 (Insured: FGIC)	Aaa/AAA	1,000,000	1,049,970
Orleans Levee District Trust Receipts Series A, 5.95% due 11/1/2007 (Insured: FSA)	Aaa/AAA	1,000,000	1,031,630
MAINE — 0.22%
Jay Solid Waste Disposal Revenue (International Paper Co. Project) Series B, 6.20% due 9/1/2019	Baa3/BBB	1,000,000	1,058,320
MASSACHUSETTS — 0.34%
Massachusetts HFA Housing Development Series A, 5.05% due 6/1/2010 (Insured: MBIA) (AMT)	Aaa/AAA	515,000	517,312
Massachusetts HFA Refunding Series A, 6.125% due 12/1/2011 pre-refunded 12/1/2006 (Insured: MBIA) (AMT)	Aaa/AAA	150,000	154,980
Massachusetts HFA Unrefunded Refunding Series A, 6.125% due 12/1/2011 (Insured: MBIA) (AMT)	Aaa/AAA	950,000	952,651
MICHIGAN — 1.18%
Kalamazoo Hospital Finance Authority Revenue Series 1994-A, 6.25% due 6/1/2014 (Borgess Medical Center Project) (ETM)	Aaa/AAA	650,000	747,429
Kent Hospital Finance Authority Michigan Hospital, 7.25% due 1/15/2013 (Insured: MBIA)	Aaa/AAA	1,000,000	1,127,200
Michigan State Building Authority Revenue Refunding Facilities Program Series I, 5.25% due 10/15/2017 (Insured: FSA)	Aaa/AAA	2,450,000
			2,626,155
Southfield Economic Development Corp. Refunding Revenue N.W. 12 Limited Partnership, 7.25% due 12/1/2010	NR/NR	1,165,000	1,164,988
MINNESOTA — 1.11%
Minneapolis St. Paul Health, 6.00% due 12/1/2018 (Healthpartners Obligation Group Project)	Baa1/BBB+	1,000,000	1,089,650
Minneapolis St. Paul Housing & Redevelopment Authority, 4.75% due 11/15/2018 (Healthspan Project; Insured:AMBAC)	Aaa/AAA	3,500,000	3,502,275
Southern Minnesota Municipal Power Agency Supply, pre-refunded to various dates, Series A, 5.75% due 1/1/2018 (Insured: MBIA)	Aaa/AAA	700,000	742,854

18 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2006 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
MISSISSIPPI — 0.31%
Mississippi Higher Educational Authority Series C, 7.50% due 9/1/2009	A2/NR	$1,500,000	$1,503,480
MISSOURI — 1.15%
Missouri Development Finance Board Healthcare Series A, 5.40% due 11/1/2018 (Lutheran Home Aged Project; LOC: Commerce Bank)	Aa3/NR	2,025,000	2,076,435
Platte County COP, 4.00% due 9/1/2006	NR/AA-	1,310,000	1,312,450
Springfield Public Utilities Revenue Series A, 5.00% due 12/1/2013	Aaa/AAA	2,000,000	2,135,320
NEBRASKA — 0.19%
Madison County Hospital Authority 1 Hospital Revenue, 5.50% due 7/1/2014 (Faith Regional Health Services Project; Insured: Radian)	NR/AA	845,000	895,666
NEVADA — 1.35%
Clark County Pollution Control Revenue Series B, 6.60% due 6/1/2019 (Nevada Power Co. Project; Insured: FGIC)	Aaa/AAA	640,000	648,019
Las Vegas Special Improvement District Refunding Senior Local Improvement Series A, 5.375% due 6/1/2013 (Insured: FSA)	Aaa/AAA	1,170,000	1,226,300
Washoe County Capital Appreciation Reno Sparks Series B, 0% due 7/1/2011 (Insured: FSA)	Aaa/AAA	2,600,000	2,116,244
Washoe County School District Refunding Series B, 5.00% due 6/1/2010 (Insured: FGIC)	Aaa/AAA	2,350,000	2,463,341
NEW HAMPSHIRE — 1.31%
Manchester Housing & Redevelopment Authority Capital Appreciation Series B, 0% due 1/1/2016 (Insured: Radian)	NR/A	4,990,000	3,148,341
New Hampshire Pollution Refunding Central Maine Power Co., 5.375% due 5/1/2014	A3/BBB+	3,000,000	3,133,320
NEW JERSEY — 0.96%
New Jersey Economic Development Authority School Facilities Construction Series O, 5.00% due 3/1/2019	A1/AA-	1,280,000	1,342,835
New Jersey EDA Refunding Revenue, 7.50% due 12/1/2019 (Spectrum for Living Development Project; LOC: PNC Bank)	A3/NR	220,000	220,658
New Jersey State Transit Corp. COP, 5.00% due 10/1/2009 (Insured: FSA)	Aaa/AAA	1,700,000	1,769,105
New Jersey State Transit Corp. Federal Transportation Administration Grants Series B, 5.50% due 9/15/2010 (Insured: AMBAC)	Aaa/AAA	1,200,000	1,282,464
NEW MEXICO — 1.77%
Albuquerque Airport Revenue Refunding, 5.00% due 7/1/2008 (Insured: AMBAC) (AMT)	Aaa/AAA	2,380,000	2,441,404
Farmington Pollution Control Revenue, 3.15% due 9/1/2024 put 4/3/2006 (LOC: Barclays Bank) (daily demand notes)	P1/A-1+	350,000	350,000
Sandoval County Incentive Payment Revenue Refunding, 5.00% due 6/1/2020	NR/A+	2,000,000	2,086,540
Santa Fe County Charter School Foundation, 6.50% due 1/15/2026 (ATC Foundation Project)	NR/NR	1,515,000	1,513,137
University of New Mexico Hospital Mortgage Revenue Bonds, 5.00% due 1/1/2018 (Insured: FSA & FHA)	Aaa/AAA	2,000,000	2,089,180
NEW YORK — 4.35%
Long Island Power Authority General Series B, 5.00% due 12/1/2006	A3/A-	2,000,000	2,019,720
Metro Transportation Authority New York Service Control Series B, 5.25% due 7/1/2006	A1/AA-	1,080,000	1,084,395
Nassau Health Care Corp., 6.00% due 8/1/2011 pre-refunded 8/1/2009	Aaa/AAA	1,000,000	1,091,130
New York City, 3.16% due 8/1/2016 put 4/3/2006 (LOC: KBC Bank) (daily demand notes)	VMIG1/A-1	500,000	500,000
New York City, 3.16% due 8/1/2017 put 4/3/2006 (LOC: JPM) (daily demand notes)	VMIG1/A-1+	150,000	150,000
New York City Industrial Development Agency Series A, 5.00% due 6/1/2010 (Lycee Francais De New York Project; Insured: ACA)	NR/A	1,175,000	1,212,012

Certified Semi-Annual Report 19

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2006 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
New York City Transitional Authority Facilities Refunding Series A 1, 5.00% due 11/1/2020	Aa1/AAA	$3,000,000	$3,170,670
New York City Transitional Recovery Series 3B, 3.04% due 11/1/2022 put 4/3/2006 (LOC: Citigroup Global Markets) (daily demand notes)	VMIG1/A-1+	1,800,000	1,800,000
New York City Trust Cultural Resources, 5.75% due 7/1/2015 (Museum of American Folk Art Project; Insured: ACA)	NR/A	875,000	925,794
New York Housing Finance Service Series A, 6.375% due 9/15/2015 pre-refunded 9/15/2007	A1/AAA	220,000	228,609
New York Series E, 6.00% due 8/1/2008 pre-refunded 8/1/2006	Aaa/AAA	910,000	931,121
New York Series E, 6.00% due 8/1/2008 pre-refunded 8/1/2006 (Insured: FGIC)	Aaa/AAA	1,025,000	1,047,909
New York State Dormitory Authority School Districts Financing Program Series E, 9.00% due 10/1/2007 (Insured: MBIA)	Aaa/AAA	1,000,000	1,076,420
New York State Thruway Authority General Revenue Series F, 5.00% due 1/1/2018 (Insured: AMBAC)	Aaa/AAA	3,000,000	3,174,030
Port Authority New York & New Jersey Special Obligation, 6.25% due 12/1/2011 (JFK International Air Terminal 6 Project; Insured: MBIA)	Aaa/AAA	2,200,000	2,414,148
NORTH CAROLINA — 0.73%
North Carolina Eastern Municipal Power Refunding Series A, 5.70% due 1/1/2013 (Insured: MBIA)	Aaa/AAA	1,200,000	1,240,596
North Carolina Housing Finance Agency Single Family Revenue Bond Series BB, 6.50% due 9/1/2026	Aa2/AA	1,155,000	1,188,483
North Carolina Medical Care, 5.00% due 9/1/2013 (Rowan Regional Medical Center Project; Insured: FSA & FHA 242)	Aaa/AAA	1,000,000	1,061,160
NORTH DAKOTA — 0.28%
Grand Forks Health Care System Revenue Bonds Series 1997, 6.25% due 8/15/2006 (Altra Health Systems Obligated Group Project; Insured: MBIA)	Aaa/AAA	365,000	368,522
North Dakota State Housing Finance Agency Refunding Housing Finance Program Home Mortgage Series A, 5.70% due 7/1/2030	Aa1/NR	975,000	981,084
OHIO — 3.53%
Butler County Transportation Improvement, 6.00% due 4/1/2010 (Insured: FSA)	Aaa/AAA	1,000,000	1,064,140
Central Ohio Solid Waste Authority Series B, 5.00% due 12/1/2008	Aa2/AA+	2,530,000	2,613,515
Cleveland Cuyahoga County Development Bond Fund A, 6.25% due 5/15/2016 (LOC: FifthThird Bank)	NR/NR	1,410,000	1,502,990
Cuyahoga County Hospital Revenue Refunding, 5.50% due 1/15/2019 (University Health Systems Project B; Insured: MBIA)	Aaa/AAA	3,545,000	3,620,650
Franklin County Health Care Revenue Series 1995-A, 6.00% due 11/1/2010 (Heinzerling Foundation Project; LOC: Banc One)	Aa2/NR	945,000	965,232
Hamilton Wastewater Systems Revenue Refunding, 5.25% due 10/1/2017 (Insured: FSA)	Aaa/AAA	1,500,000	1,626,255
Marysville School District COP, 5.25% due 12/1/2017 (School Facilities Project; Insured: MBIA)	Aaa/AAA	2,000,000	2,175,120
North Ridgeville Economic Development, 0% due 2/1/2015 (Collateralized: FHA)	NR/AAA	430,000	208,404
Ohio State Higher Educational Facility Revenue, 5.05% due 7/1/2037 put 7/1/2016 (Kenyon College Project)	A2/A	2,200,000	2,305,732
Reynoldsburg Health Care Facilities Revenue Bonds Series 1997, 5.70% due 10/20/2012 (Collateralized: GNMA)	Aa3/NR	760,000	795,036
OKLAHOMA — 3.69%
Alva Hospital Authority Hospital Revenue Sales Tax, 5.25% due 6/1/2025 (Insured: Radian)	Aa3/AA	1,505,000	1,586,616
Comanche County Oklahoma Hospital Authority Revenue, 5.25% due 7/1/2019 (Insured: Radian)	Aa3/AA	3,345,000	3,545,867
Oklahoma City Municipal Improvement Authority, 0% due 7/1/2008 (Insured: AMBAC)	Aaa/AAA	1,020,000	939,440
Oklahoma City Municipal Water & Sewer Series C, 0% due 7/1/2006 (Insured: AMBAC)	Aaa/AAA	500,000	495,665
Oklahoma City Municipal Water & Sewer Series C, 0% due 7/1/2011 (Insured: AMBAC)	Aaa/AAA	1,125,000	918,518
Oklahoma City Municipal Water & Sewer Series C, 0% due 7/1/2013 (Insured: AMBAC)	Aaa/AAA	1,485,000	1,102,538
Oklahoma Development Finance Authority Hospital Association Pooled Hospital A, 5.40% due 6/1/2013 (Insured: AMBAC)	Aaa/AAA	825,000	882,098

20 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2006 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Oklahoma Industrial Authority Revenue Refunding, 6.00% due 8/15/2010 (Integris Baptist Project; Insured: AMBAC)	Aaa/AAA	$750,000	$812,558
Tulsa County Independent School District Combined Purpose, 4.50% due 8/1/2007	Aa3/AA-	2,800,000	2,833,376
Tulsa Industrial Authority Hospital Revenue Refunding, 5.375% due 2/15/2017 (St. John Medical Center Project)	Aa3/AA	4,000,000	4,044,280
Tulsa Public Facilities Authority Solid Waste Revenue, 5.65% due 11/1/2006 (Ogden Martin Project; Insured: AMBAC)	Aaa/AAA	500,000	505,655
OREGON — 0.37%
Forest Grove Campus Improvement & Refunding Pacific University, 6.00% due 5/1/2015 pre-refunded 5/1/2010 (Insured: Radian)	NR/AA	800,000	869,112
Oregon State Housing & Community Services Department Single Family Mortgage Program Series B, 5.35% due 7/1/2018	Aa2/NR	880,000	890,058
PENNSYLVANIA — 2.51%
Allegheny County Hospital Development Health Series B, 6.50% due 5/1/2012 (South Hills Health Systems Project)	Baa1/NR	1,400,000	1,470,826
Carbon County Industrial Development Authority Refunding, 6.65% due 5/1/2010 (Panther Creek Partners Project)	NR/BBB-	1,370,000	1,444,432
Chester County School Authority, 5.00% due 4/1/2020 (Intermediate Unit Project; Insured: AMBAC)	NR/AAA	2,310,000	2,423,999
Lancaster County Capital Appreciation Series B, 0% due 5/1/2014 (Insured: FGIC)	Aaa/NR	795,000	554,679
Lancaster County Capital Appreciation Series B, 0% due 5/1/2015 (Insured: FGIC)	Aaa/NR	800,000	535,448
Lehigh County General Purpose Shepard Rehab. Hospital, 6.00% due 11/15/2007 (Insured: AMBAC)	Aaa/AAA	785,000	813,637
Pennsylvania Higher Education University Series 14, 0% due 7/1/2020 (Insured: AMBAC)	Aaa/AAA	2,032,839	711,697
Pennsylvania State Higher Educational Facility Allegheny Delaware Valley Obligation A, 5.60% due 11/15/2009 (Insured: MBIA)	Aaa/AAA	500,000	528,085
Pennsylvania State Higher Educational Facility Allegheny Delaware Valley Obligation A, 5.60% due 11/15/2010 (Insured: MBIA)	Aaa/AAA	480,000	512,410
Philadelphia Hospital & Higher Education Health Systems, 5.25% due 5/15/2006 (Jefferson Health Systems A Project; Insured: MBIA)	Aaa/AAA	3,025,000	3,031,231
RHODE ISLAND — 0.75%
Rhode Island Health & Education Building Hospital Financing, 5.25% due 7/1/2015 (Memorial Hospital Project; LOC: Fleet Bank)	NR/AA	1,325,000	1,387,474
Rhode Island Health & Education Building Refunding, 6.00% due 8/1/2014 (Credit Support: FHA)	NR/AA	1,000,000	1,061,640
Rhode Island Health & Education Building Refunding Higher Education State University, 5.00% due 3/15/2014 (Insured: Radian)	NR/AA	1,065,000	1,116,737
SOUTH CAROLINA — 2.27%
Charleston Educational Excellence Financing Charleston County School District, 5.25% due 12/1/2020	A1/AA-	1,855,000	1,970,437
Darlington County Industrial Development, 6.00% due 4/1/2026 (Sonoco Products Co. Project)	A3/BBB+	3,100,000	3,164,914
Lexington One School Facilities Corp. Lexington County School District No. 1, 5.25% due 12/1/2021	A1/NR	1,700,000	1,790,763
Scago Educational Facilities Corp. School District No. 5 Spartanburg County, 5.00% due 4/1/2019 (Insured: FSA)	Aaa/AAA	2,740,000	2,877,383
Scago Educational Facilities Corp. School District No. 5 Spartanburg County, 5.00% due 4/1/2021 (Insured: FSA)	Aaa/AAA	1,000,000	1,044,600
SOUTH DAKOTA — 0.21%
South Dakota Housing Development Authority Homeownership Series B, 4.85% due 5/1/2009	Aa1/AAA	1,000,000	1,021,860
TENNESSEE — 0.42%
Knox County Health, 4.90% due 6/1/2031 put 6/1/2011 (Collateralized: FNMA)	NR/AAA	2,000,000	2,024,260

Certified Semi-Annual Report 21

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2006 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
TEXAS — 15.64%
Bexar County Health Facilities Development Corp., 6.125% due 7/1/2022 (Army Retirement Residence Project)	NR/BBB-	$1,250,000	$1,333,062
Bexar County Housing Finance Corp., 5.50% due 1/1/2016 (Insured: MBIA)	Aaa/NR	600,000	634,908
Bexar County Housing Finance Corp., 5.70% due 1/1/2021 (Insured: MBIA)	Aaa/NR	1,035,000	1,097,752
Bexar County Housing Finance Corp., 6.50% due 12/1/2021	Baa1/NR	2,000,000	2,086,720
Bexar County Housing Finance Corp. Multi Family Housing, 5.40% due 8/1/2012 (Dymaxion & Marrach Park Apts.A Project; Insured: MBIA)	Aaa/NR	1,005,000	1,035,261
Bexar County Housing Finance Corp. Multi Family Housing, 5.95% due 8/1/2020 (Dymaxion & Marrach Park Apts.A Project; Insured: MBIA)	Aaa/NR	1,270,000	1,357,947
Bexar County Housing Finance Corp. Series A, 5.875% due 4/1/2014 (Honey Creek Apartments Project; Insured: MBIA)	Aaa/NR	975,000	1,021,225
Bexar County Housing Finance Corp. Series A, 6.125% due 4/1/2020 (Honey Creek Apartments Project; Insured: MBIA)	Aaa/NR	800,000	837,512
Birdville Independent School District Refunding, 0% due 2/15/2012 (Guaranty: PSF)	Aaa/AAA	2,800,000	2,214,632
Carroll Independent School District Capital Appreciation Refunding, 0% due 2/15/2011 (Guaranty: PSF)	Aaa/AAA	1,130,000	912,532
Cedar Park Texas Refunding & Improvement, 5.00% due 2/15/2016 (Insured: MBIA)	Aaa/AAA	1,000,000	1,052,280
Central Regional Mobility Authority Revenue Anticipation Notes, 5.00% due 1/1/2008	Aa3/AA	1,100,000	1,124,706
Coppell Independent School District Capital Appreciation Refunding, 0% due 8/15/2013 (Guaranty: PSF)	NR/AAA	5,000,000	3,487,600
Donna Independent School District Refunding, 5.00% due 2/15/2015 (Guaranty: PSF)	Aaa/AAA	980,000	1,043,876
Duncanville Independent School District Capital Appreciation Refunding Series B, 0% due 2/15/2016 (Guaranty: PSF)	Aaa/AAA	3,000,000	1,840,920
El Paso Independent School District Capital Appreciation Refunding, 0% due 8/15/2010 (Guaranty: PSF)	Aaa/AAA	3,750,000	3,075,112
El Paso Independent School District Capital Appreciation Refunding, 0% due 8/15/2011 (Guaranty: PSF)	Aaa/AAA	2,500,000	1,941,700
Ennis Texas Independent School District Capital Appreciation, 0% due 8/15/2012 (Guaranty: PSF)	Aaa/NR	835,000	630,024
Ennis Texas Independent School District Capital Appreciation, 0% due 8/15/2013 (Guaranty: PSF)	Aaa/NR	845,000	598,353
Ennis Texas Independent School District Capital Appreciation, 0% due 8/15/2014 (Guaranty: PSF)	Aaa/NR	855,000	567,643
Ennis Texas Independent School District Capital Appreciation Refunding, 0% due 8/15/2012 pre-refunded 8/15/2010 (Guaranty: PSF)	Aaa/NR	1,625,000	1,248,374
Ennis Texas Independent School District Capital Appreciation Refunding, 0% due 8/15/2013 pre-refunded 8/15/2010 (Guaranty: PSF)	Aaa/NR	1,645,000	1,186,012
Ennis Texas Independent School District Capital Appreciation Refunding, 0% due 8/15/2014 pre-refunded 8/15/2010 (Guaranty: PSF)	Aaa/NR	1,670,000	1,128,870
Fort Worth Water & Sewer Revenue, 5.25% due 2/15/2009	Aa2/AA	1,000,000	1,041,820
Gulf Coast Center Revenue, 6.75% due 9/1/2020 (Mental Health Retardation Center Project)	NR/BBB	1,320,000	1,415,106
Hays Consolidated Independent School District Capital Appreciation, 0% due 8/15/2013 pre-refunded 8/15/2011 (Guaranty: PSF)	Aaa/AAA	6,245,000	4,553,667
Irving Waterworks & Sewer Revenue Refunding & Improvement, 5.375% due 8/15/2014	Aa2/AA	1,500,000	1,590,870
Laredo Sports Venue Sales Refunding & Improvement, 5.00% due 3/15/2018 (Insured: AMBAC)	Aaa/AAA	2,040,000	2,137,451
Lewisville TX Combination Contract Revenue Refunding Special Assessment Capital Improvement District 2, 4.75% due 9/1/2012 (Insured: ACA)	NR/A	2,055,000	2,089,709
Mesquite Independent School District Refunding, 0% due 8/15/2012 (Guaranty: PSF)	NR/AAA	1,420,000	1,070,751
Midlothian Texas Independent School District Prerefunded Capital Appreciation Refunding, 0% due 2/15/2012 (ETM)	Aaa/NR	500,000	395,565
Midlothian Texas Independent School District Prerefunded Capital Appreciation Refunding, 0% due 2/15/2012 (Guaranty: PSF)	Aaa/NR	500,000	395,110
Midtown Redevelopment Authority Tax, 6.00% due 1/1/2012 (Insured: Radian)	NR/AA	735,000	791,051
Midtown Redevelopment Authority Tax, 6.00% due 1/1/2013 (Insured: Radian)	NR/AA	500,000	535,910
Pharr San Juan Alamo Independent Building, 5.75% due 2/1/2013 (Guaranty: PSF)	Aaa/AAA	1,000,000	1,066,580
Port Arthur Refunding, 5.00% due 2/15/2019 (Insured: MBIA)	Aaa/AAA	1,000,000	1,041,390

22 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2006 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Sabine River Authority Texas Pollution Refunding Series A, 5.80% due 7/1/2022 (TXU Energy Co. Project)	Baa2/BBB-	$1,000,000	$1,065,980
Sam Rayburn Municipal Power Agency Refunding, 6.00% due 10/1/2016	Baa2/BBB-	3,000,000	3,185,250
Sam Rayburn Municipal Power Agency Refunding Series A, 6.00% due 10/1/2021	Baa2/BBB-	675,000	712,834
San Antonio Hotel Occupancy Revenue Refunding Series B, 5.00% due 8/15/2034 put 8/1/2008 (Insured: AMBAC)	Aaa/AAA	1,350,000	1,386,612
Stafford Economic Development, 6.00% due 9/1/2017 (Insured: FGIC)	Aaa/AAA	1,775,000	2,029,180
Tarrant County Health Facilities, 6.625% due 11/15/2020 pre-refunded 11/15/2010 (Adventist/Sunbelt Project)	A2/NR	3,500,000	3,939,985
Texarkana Health Facilities Hospital Refunding Series A, 5.75% due 10/1/2009 (Wadley Regional Medical Center Project; Insured: MBIA)	Aaa/AAA	500,000	530,665
Texarkana Health Facilities Hospital Refunding Series A, 5.75% due 10/1/2011 (Insured: MBIA)	Aaa/AAA	2,500,000	2,714,075
Travis County GO, 5.25% due 3/1/2021	Aaa/AAA	1,000,000	1,086,580
Travis County Health Facilities Development Series A, 5.75% due 11/15/2010 (Ascension Health Project; Insured: MBIA)	Aaa/AAA	2,000,000	2,138,700
Travis County Health Facilities Development Series A, 6.25% due 11/15/2014 pre-refunded 11/15/2009 (Ascension Health Project; Insured: MBIA)	Aaa/AAA	3,000,000	3,276,810
Upper Trinity Regional Water District Regional Treated Water Supply Systems Series A, 7.125% due 8/1/2008 (Insured: FGIC)	Aaa/AAA	600,000	636,204
Waco Health Facilities Development Corp. Series A, 6.00% due 11/15/2015 pre-refunded 11/15/2009 (Ascension Health Project)	Aa2/AA	870,000	944,829
Waco Health Facilities Development Corp. Series A, 6.00% due 11/15/2016 pre-refunded 11/15/2009 (Ascension Health Project)	Aa2/AA	1,050,000	1,140,310
West Harris County Municipal Utility Refunding, 6.00% due 3/1/2017 (Insured: Radian)	NR/AA	500,000	518,135
UTAH — 0.91%
Salt Lake City Municipal Building Series B, 5.30% due 10/15/2012 pre-refunded 10/15/2009 (Insured: AMBAC)	Aaa/AAA	1,085,000	1,152,346
Utah Board of Regents Auxiliary Refunding Series A, 5.25% due 5/1/2013	NR/AA	595,000	632,146
Utah County Municipal Building Authority, 5.50% due 11/1/2016 pre-refunded 11/1/2011 (Insured: AMBAC)	Aaa/NR	1,000,000	1,086,180
Utah Housing Finance Agency, 6.05% due 7/1/2016 (Credit Support: FHA)	NR/AAA	405,000	417,356
Utah Housing Finance Agency SFMR D-2 Class I, 5.85% due 7/1/2015	Aa2/AA	70,000	70,184
Utah Water Finance Agency Revenue Pooled Loan Financing Program Series A, 5.00% due 10/1/2012 (Insured: AMBAC)	Aaa/NR	940,000	994,163
VIRGINIA — 2.61%
Alexandria Industrial Development Authority, 5.90% due 10/1/2020 (Insured: AMBAC)	Aaa/AAA	2,000,000	2,196,080
Alexandria Industrial Development Authority Institute For Defense Analysis Series A, 6.00% due 10/1/2014 (Insured: AMBAC)	Aaa/AAA	1,500,000	1,656,495
Alexandria Industrial Development Authority Institute For Defense Analysis Series A, 6.00% due 10/1/2015 (Insured: AMBAC)	Aaa/AAA	1,590,000	1,755,885
Fauquier County Industrial Development Authority, 5.50% due 10/1/2016 (Insured: Radian)	NR/AA	1,000,000	1,077,380
Hanover County Industrial Development Authority Medical Facilities Revenue, 6.00% due 10/1/2021 (ETM)	Aaa/AAA	795,000	796,121
Norfolk Industrial Development Authority Lease, 5.625% due 9/15/2017 pre-refunded 9/15/2006 (Norfolk Public Health Center Project)	Aa1/AA+	1,000,000	1,029,180
Norton Industrial Development Authority Hospital Refunding, 6.00% due 12/1/2014 (Norton Community Hospital Project; Insured: ACA)	NR/A	1,635,000	1,771,784
Spotsylvania County Industrial Development, 6.00% due 9/1/2019 put 9/1/2008 (Walter Grinders Project; LOC: Deutsche Bank)	NR/NR	2,210,000	2,207,812

Certified Semi-Annual Report 23

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2006 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
WASHINGTON — 5.62%
Benton County Public Utility District Refunding Series A, 5.625% due 11/1/2012 (Insured: FSA)	Aaa/AAA	$1,500,000	$1,629,030
Energy Northwest Washington Series A, 5.60% due 7/1/2015 pre-refunded 1/1/2007 (Wind Project)	A3/A-	1,000,000	1,043,810
Energy Northwest Washington Series B, 5.10% due 7/1/2009 pre-refunded 1/1/2007 (Wind Project)	A3/A-	745,000	774,912
Port Longview Industrial Development Corp. Solid Waste Disposal Revenue, 6.875% due 10/1/2008	NR/BBB	1,500,000	1,591,905
Tacoma Electric Systems Revenue Series A, 5.50% due 1/1/2012 (Insured: FSA)	Aaa/AAA	750,000	808,785
University of Washington Revenue Refunding, 5.25% due 8/15/2009 (University of Washington Medical Center Project; Insured: MBIA)	Aaa/AAA	1,350,000	1,411,344
Vancouver Downtown Redevelopment Senior Series A, 5.50% due 1/1/2018 (Conference Center Project; Insured: ACA)	NR/A	3,500,000	3,677,520
Washington Health Care Facilities, 5.50% due 12/1/2010 (Insured: MBIA)	Aaa/AAA	2,690,000	2,863,962
Washington Health Care Facilities, 6.00% due 12/1/2014 (Insured: MBIA)	Aaa/AAA	1,735,000	1,883,863
Washington Health Care Facilities, 6.00% due 12/1/2015 (Insured: MBIA)	Aaa/AAA	1,945,000	2,102,526
Washington Health Care Facilities Refunding, 6.375% due 10/1/2010 (Insured: FGIC)	Aaa/AAA	1,500,000	1,649,925
Washington Health Care Facilities Sea Mar Community Health Center, 5.60% due 1/1/2018 (LOC: U.S. Bancorp)	Aa1/NR	1,025,000	1,084,922
Washington Nonprofit Housing, 5.60% due 7/1/2011 (Kline Galland Center Project; Insured: Radian)	NR/AA	500,000	527,265
Washington Nonprofit Housing, 5.875% due 7/1/2019 (Kline Galland Center Project; Insured: Radian	NR/AA	1,000,000	1,063,130
Washington Public Power Supply Capital Appreciation Refunding Series B, 0% due 7/1/2011	Aaa/AA-	1,000,000	811,850
Washington Public Power Supply Refunding Series A, 5.00% due 7/1/2011 (Insured: FSA)	Aaa/AAA	3,030,000	3,157,502
Washington Public Power Supply System, 0% due 7/1/2010 (Project 3)	Aaa/AA-	960,000	812,966
WISCONSIN — 1.29%
Wisconsin Health & Educational Facilities, 5.75% due 8/15/2020 (Eagle River Memorial Hospital Inc. Project; Insured: Radian)	NR/AA	1,000,000	1,066,720
Wisconsin Housing & Economic Development Housing Series A, 5.875% due 11/1/2016 (Insured: AMBAC)	Aaa/AAA	1,980,000	2,076,921
Wisconsin State Health & Educational Facilities Hospital Sisters Services Inc., 4.50% due 12/1/2023 put 12/1/2007 (Insured: FSA)	Aaa/NR	3,000,000	3,035,490

Total Investments — 98.41% (Cost $456,868,241)			$471,091,172
OTHER ASSETS LESS LIABILITIES — 1.59%			7,588,491

NET ASSETS — 100.00%			$478,679,663

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred prior to or subsequent to the reporting period end.

See notes to financial statements.

24 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2006 (Unaudited)

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access

AMBAC	Insured by American Municipal Bond Assurance Corp.

AMT	Alternative Minimum Tax

COP	Certificates of Participation

ETM	Escrowed to Maturity

FGIC	Insured by Financial Guaranty Insurance Co.

FHA	Insured by Federal Housing Administration

FNMA	Collateralized by Federal National Mortgage Association

FSA	Insured by Financial Security Assurance Co.

GNMA	Insured by Government National Mortgage Co.

GO	General Obligation

MBIA	Insured by Municipal Bond Investors Assurance

PSF	Guaranteed by Permanent School Fund

RADIAN	Insured by Radian Asset Assurance

SFMR	Single Family Mortgage Revenue Bond

SPA	Standby Bond Purchase Agreement

XLCA	Insured by XL Capital Assurance

SUMMARY OF SECURITY CREDIT RATINGS†

Ratings are a blend of Moody’s and Standard & Poor’s, using the higher rating. Some bonds are rated by only one service.

Certified Semi-Annual Report 25

EXPENSE EXAMPLE

Thornburg Intermediate Municipal Fund	March 31, 2006 (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management and administrative fees and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 30, 2005 and held until March 31, 2006.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 9/30/05	Ending Account Value 3/31/06	Expenses Paid During Period† 9/30/05-3/31/06
Class I Shares
Actual	$1,000	$1,009.40	$3.35
Hypothetical*	$1,000	$1,021.60	$3.37

†	Expenses are equal to the annualized expense ratio for class I share (0.67%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

26 Certified Semi-Annual Report

.OTHER INFORMATION

Thornburg Intermediate Municipal Fund	March 31, 2006 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Commencing August 31, 2004, information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

Certified Semi-Annual Report 27

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

February 8, 2005

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

This statement is submitted for the general information of the shareholders of Thornburg Investment Trust. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund’s investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money.

28 This page is not part of the Semi-Annual Report.

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

403(b)

A special, tax-advantaged savings vehicle available only to employees of 501(c)(3) organizations, such as charitable, educational, scientific and religious organizations. 403(b) plans are also available to employees of public schools and universities.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

This page is not part of the Semi-Annual Report. 29

This page intentionally left blank.

30 This page is not part of the Semi-Annual Report.

This page intentionally left blank.

This page is not part of the Semi-Annual Report. 31

The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $22 billion. Founded in 1982, the firm manages four equity funds, eight bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses.We’re committed to disciplined investing and controlling risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $126 million in Thornburg Funds.

Core Strategies for Building Wealth

We deliver core strategies to help investors meet long-term goals. A core strategy is a consistent, disciplined and proven investment process that represents the foundation of a diversified portfolio.

Investment Manager:	Distributor:

119 East Marcy Street	119 East Marcy Street
Santa Fe, New Mexico 87501	Santa Fe, New Mexico 87501
800-847.0200	800-847.0200

Thornburg New Mexico Intermediate Municipal Fund

Laddering – an All Weather Strategy

The Fund’s investment objective is to obtain as high a level of current income exempt from Federal income tax as is consistent with preservation of capital.

This Fund offers New Mexico investors double tax-free yields (may be subject to Alternative Minimum Tax) in a laddered municipal bond portfolio with an average maturity of ten years or less. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year; cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder. The strategy is a good compromise for managing different types of risk.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg Florida Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

Thornburg’s equity research uses a fundamental, yet comprehensive, analytical approach. We invest when and where we perceive compelling value. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

Reduce paper clutter.
Receive your shareholder reports and prospectus online instead of through traditional mail.
Sign up at
www.thornburg.com/edelivery

2 This page is not part of the Semi-Annual Report.

2006

Certified Semi-Annual Report

Thornburg New Mexico Intermediate Municipal Fund

March 31, 2006

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Certified Semi-Annual Report 3

Important Information

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

The maximum sales charge for Class A Shares is 2.00%. There is no up front sales charge for Class D Shares and no contingent deferred sales charge (CDSC).

Performance data given at net asset value (NAV) does not take into account these sales charges. If the sales charges had been included, the performance would have been lower.

Shares in the Fund carry risks, including possible loss of principal. As with direct bond ownership, funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The principal value of bond funds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Shares in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency.

The information presented on the following pages was current as of March 31, 2006. The manager’s views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Glossary

The Merrill Lynch 7-12 Year Municipal Bond Index – A widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon bearing bonds issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody’s investment grade rating and maturities of seven to twelve years.

Duration – The measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Weighted Average Maturity – Is a weighted average of all the effective maturities of the bonds in a portfolio. Effective maturity takes into consideration mortgage prepayments, puts, sinking funds, adjustable coupons, and other features of individual bonds and is thus a more accurate measure of interest-rate sensitivity. Longer-maturity funds are generally considered more interest-rate sensitive than their shorter counterparts.

Fed Funds Rate – Is the interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

4 Certified Semi-Annual Report

Letter to Shareholders

George Strickland

Portfolio Manager

April 24, 2006

Dear Fellow Shareholder:

I am pleased to present the Semi-Annual Report for the Thornburg New Mexico Intermediate Municipal Fund. The net asset value of the Class A shares decreased by 17 cents to $13.05 during the six month period ending March 31, 2006. If you were with us for the entire period, you received dividends of 22.0 cents per share. If you reinvested dividends, you received 22.2 cents per share. Investors who owned Class D shares received dividends of 20.4 and 20.5 cents per share, respectively.

Over the past six months, the municipal bond yield curve has continued to flatten. Interest rates on short and intermediate bonds have risen, while the interest rates on long-term bonds have barely budged. Since bond prices move in the opposite direction of yields, long-term bond prices have been relatively stable while short and intermediate bond prices have fallen somewhat. The Class A shares of your Fund produced a total return of 0.38% over the last six months, somewhat less than the 0.59% return for the Merrill Lynch 7-12 Year Municipal Bond Index. The Fund was over weighted in bonds that mature in eight years or less. Since the returns of those short-term bonds lagged the return of the index, the Fund’s return lagged the index somewhat.

The flatter yield curve has created a fairly unusual situation in the municipal bond market whereby 10-year municipal bonds currently yield 92% as much as 30-year municipal bonds. Over the last five years, that ratio has averaged closer to 84%. We believe that the higher ratio indicates that there is better relative value in 10-year municipal bonds, where we prefer to invest, rather than in longer term municipal bonds.

We are not surprised that short and intermediate bond yields have risen. Short-term bond yields tend to be closely tied to the Fed Funds Rate, which has increased from 1.0% to 4.75% since June 2004. Long-term bond yields are influenced by future expectations about inflation and economic growth, and by large-scale capital flows. U.S. economic growth has shown no signs of faltering or overheating – just a steady push toward full utilization. Commodity price inflation has been alarming, but broader measures of consumer prices have been better behaved. In previous environments, such conditions accompanied by a tightening Fed would have led to higher long-term interest rates. However, capital flows have kept a lid on long-term rates so far. In 2005, foreign buyers purchased 160% of Treasury bond net issuance. That volume of offshore buying has kept long-term bond yields low.

This year, the U.S. Treasury will be issuing significantly more debt than last year, both to finance a widening budget deficit and to roll over maturing notes. There are some signs that Japanese and European interest rates may rise and create more competition for U.S. bonds. Such a combination could put a significant amount of upward pressure on long-term interest rates. However, short-term interest rates, by contrast, have already risen substantially and may be close to leveling off. So we believe that long-term bonds carry much more risk than short-term bonds in the current environment.

New issue municipal bond supply is down 29% from last years’ pace. The reduced supply has helped the municipal market significantly outperform the Treasury bond market so far this year. We have been gradually shortening the duration of the Fund through the first quarter of 2006, but if interest rates continue rising, we will likely extend the duration

Certified Semi-Annual Report 5

somewhat as we find interesting buying opportunities toward the top of the Funds bond ladder.

% of portfolio maturing			Cumulative % maturing
2 years	=	11.3%	Year 2	=	11.3%
2 to 4 years	=	11.9%	Year 4	=	23.2%
4 to 6 years	=	16.3%	Year 6	=	39.5%
6 to 8 years	=	12.4%	Year 8	=	51.9%
8 to 10 years	=	13.2%	Year 10	=	65.1%
10 to 12 years	=	10.6%	Year 12	=	75.7%
12 to 14 years	=	9.7%	Year 14	=	85.4%
14 to 16 years	=	7.4%	Year 16	=	92.8%
16 to 18 years	=	1.9%	Year 18	=	94.7%
Over 18 years	=	5.3%	Over 18 years	=	100.0%
Percentages can and do vary. Data as of 3/31/06.

Your Thornburg New Mexico Intermediate Municipal Fund is a laddered portfolio of over 150 municipal obligations from all over New Mexico. Today, your Fund’s weighted average maturity is 7.7 years. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering intermediate bonds accomplishes two goals. First, the staggered bond maturities contained in a ladder defuse interest-rate risk and dampen the Fund’s price volatility. Second, laddering gives the Fund a steady cash flow stream from maturing bonds to reinvest toward the top of the ladder where yields are typically higher. The laddering strategy is what differentiates this Fund from most bond mutual funds. It will be particularly useful if interest rates continue rising, because it should allow the Fund to continue increasing the yield of the portfolio as bonds mature and get replaced with new ones. The chart shown here describes the percentages of your Fund’s bond portfolio maturing in each of the coming years.

New Mexico tax revenues are currently growing at over 13%, allowing the state to increase spending substantially while still maintaining a healthy reserve balance of around $500 million. However, much of the revenue growth is driven by very high oil and gas prices and elevated corporate income tax revenues. The strong tax revenues and lack of major credit problems have helped drive down the risk premiums on lower quality municipal debt. We believe that commodity prices and the strong economy are cyclical in nature, so we are cautious about buying lower quality bonds in this environment. To reduce credit risk, we have kept 92% of the portfolio in bonds rated A or above by at least one rating agency and maintained broad diversification across issuers and market sectors.

Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your Fund to perform consistently well in varying interest rate environments. Thank you for investing in Thornburg New Mexico Intermediate Municipal Fund.

Sincerely,

George Strickland
Portfolio Manager

6 Certified Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2006 (Unaudited)

ASSETS
Investments at value (cost $215,823,931)	$219,181,384
Cash	151,154
Receivable for investments sold	5,000
Receivable for fund shares sold	824,493
Interest receivable	3,066,908
Prepaid expenses and other assets	1,710

Total Assets	223,230,649

LIABILITIES
Payable for fund shares redeemed	1,494,677
Payable to investment advisor and other affiliates (Note 3)	168,138
Accounts payable and accrued expenses	36,096
Dividends payable	255,052

Total Liabilities	1,953,963

NET ASSETS	$221,276,686

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(9,545)
Net unrealized appreciation on investments	3,357,453
Accumulated net realized gain (loss)	(1,207,026)
Net capital paid in on shares of beneficial interest	219,135,804

$221,276,686

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($207,402,247 applicable to 15,889,816 shares of beneficial interest outstanding - Note 4)	$13.05
Maximum sales charge, 2.00% of offering price	0.27

Maximum offering price per share	$13.32

Class D Shares:
Net asset value, offering and redemption price per share ($13,874,439 applicable to 1,062,399 shares of beneficial interest outstanding - Note 4)	$13.06

See notes to financial statements.

Certified Semi-Annual Report 7

STATEMENT OF OPERATIONS

Thornburg New Mexico Intermediate Municipal Fund	Six Months Ended March 31, 2006 (Unaudited)

INVESTMENT INCOME:
Interest income (net of premium amortized of $645,238)	$4,880,051

EXPENSES:
Investment advisory fees (Note 3)	562,288
Administration fees (Note 3)
Class A Shares	130,483
Class D Shares	10,089
Distribution and service fees (Note 3)
Class A Shares	260,965
Class D Shares	80,274
Transfer agent fees
Class A Shares	40,080
Class D Shares	9,283
Registration and filing fees
Class A Shares	262
Class D Shares	262
Custodian fees (Note 3)	40,112
Professional fees	12,935
Accounting fees	9,261
Trustee fees	2,935
Other expenses	15,264

Total Expenses	1,174,493
Less:
Expenses reimbursed by investment advisor (Note 3)	(5,483)
Distribution and service fees waived (Note 3)	(40,137)
Fees paid indirectly (Note 3)	(6,797)

Net Expenses	1,122,076

Net Investment Income	3,757,975

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments sold	(64,592)
Net change in unrealized appreciation (depreciation) of investments	(2,817,173)

Net Realized and Unrealized Loss	(2,881,765)

Net Increase in Net Assets Resulting From Operations	$876,210

See notes to financial statements.

8 Certified Semi-Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg New Mexico Intermediate Municipal Fund	(Unaudited)*

	*Six Months Ended March 31, 2006	Year Ended September 30, 2005
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$3,757,975	$7,336,311
Net realized gain (loss) on investments	(64,592)	(38,616)
Increase (Decrease) in unrealized appreciation (depreciation)of investments	(2,817,173)	(3,097,649)

Net Increase (Decrease) in Net Assets Resulting from Operations	876,210	4,200,046
DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(3,508,366)	(6,841,095)
Class D Shares	(249,609)	(495,216)
FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(2,253,330)	6,800,512
Class D Shares	(4,500,501)	4,761,448

Net Increase (Decrease) in Net Assets	(9,635,596)	8,425,695
NET ASSETS:
Beginning of period	230,912,282	222,486,587

End of period	$221,276,686	$230,912,282

See notes to financial statements.

Certified Semi-Annual Report 9

NOTES TO FINANCIAL STATEMENTS

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2006 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg New Mexico Intermediate Municipal Fund (the “Fund”) is a non-diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing eleven series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Florida Intermediate Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, and Thornburg Investment Income Builder Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s investment objective is to obtain as high a level of current income exempt from Federal income tax as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital.

The Fund currently offers two classes of shares of beneficial interest, Class A and Class D shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class D shares are sold at net asset value without a sales charge at the time of purchase or redemption, and bear both a service fee and a distribution fee, and (iii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent applicable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: The Trust determines the value of investments utilizing an independent pricing service approved by the Board of Trustees. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices, normally at 4:00 p.m. EST. When quotations are not readily available, securities are valued at evaluated prices as determined by the pricing service using methods which include consideration of yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity, and rating; indications as to value from dealers and general market conditions. In any case where a price is not available from a pricing service for an investment, the Trust’s valuation and pricing committee determines a fair value for the investment using factors approved by the Trustees. The valuation procedures used by the pricing service and the portfolio valuations received by the Fund are reviewed by the officers of the Trust under the general supervision of the Board of Trustees. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable (if any) and tax exempt income of the Fund to the shareholders. Therefore, no provision for Federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all funds are allocated among the funds comprising

10 Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2006 (Unaudited)

the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services for which the fees are payable at the end of each month. For the period ended March 31, 2006, these fees were payable at annual rates ranging from .50 of 1% to .275 of 1% per annum of the average daily net assets of the Fund. The Trust also has an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the period ended March 31, 2006, the Advisor voluntarily reimbursed certain class specific expenses and administrative fees of $5,483 for Class D shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the Distributor of Fund shares. For the period ended March 31, 2006, the Distributor has advised the Fund that it earned net commissions aggregating $745 from the sale of Class A shares.

Pursuant to a service plan, under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class D shares under which the Fund compensates the Distributor for services in promoting the sale of Class D shares of the Fund at an annual rate of up to .75% per annum of the average daily net assets attributable to Class D shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the period ended March 31, 2006, are set forth in the Statement of Operations. Distribution fees in the amount of $40,137 were waived for Class D shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the period ended March 31, 2006, fees paid indirectly were $6,797. This figure may include additional fees waived by the Custodian.

Certain officers and Trustees of the Trust are also officers and/or Directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

Certified Semi-Annual Report 11

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2006 (Unaudited)

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2006, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Period Ended March 31, 2006		Year Ended September 30, 2005
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	884,491	$11,632,927	2,916,830	$38,880,406
Shares issued to shareholders in reinvestment of dividends	153,791	2,019,524	306,539	4,079,149
Shares repurchased	(1,209,993)	(15,905,781)	(2,715,515)	(36,159,043)

Net Increase (Decrease)	(171,711)	$(2,253,330)	507,854	$6,800,512

Class D Shares
Shares sold	84,647	$1,114,975	599,941	$8,004,279
Shares issued to shareholders in reinvestment of dividends	13,900	182,633	27,198	362,058
Shares repurchased	(440,677)	(5,798,109)	(270,603)	(3,604,889)

Net Increase (Decrease)	(342,130)	$(4,500,501)	356,536	$4,761,448

NOTE 5 – SECURITIES TRANSACTIONS

For the period ended March 31, 2006, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $17,201,124 and $18,179,498, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2006, information on the tax components of capital is as follows:

Cost of investments for tax purpose	$215,823,695

Gross unrealized appreciation on a tax basis	$4,379,392
Gross unrealized depreciation on a tax basis	(1,021,703)

Net unrealized appreciation (depreciation) on investments (tax basis)	$3,357,689

At March 31, 2006, the Fund had tax basis capital losses, which may be carried over to offset future capital gains. To the extent such carry forwards are used, capital gains distributions may be reduced to the extent provided by regulations.

Such losses expire as follows:
2006	$7,178
2007	33,677
2008	595,638
2009	320,666
2011	145,437
2013	255

$1,102,851

At March 31, 2006, the Fund had deferred capital losses occurring subsequent to October 31, 2004 of $39,819. For tax purposes, such losses will be reflected in the year ending September 30, 2006.

12 Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS

Thornburg New Mexico Intermediate Municipal Fund	(Unaudited)*

	*Six Months Ended March 31, 2006		Year Ended September 30,
			2005	2004	2003	2002	2001
Class A Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period	$13.22		$13.40	$13.46	$13.42	$13.16	$12.85

Income from investment operations:
Net investment income	0.22		0.43	0.45	0.48	0.53	0.59
Net realized and unrealized gain (loss) on investments	(0.17)		(0.18)	(0.06)	0.04	0.26	0.31

Total from investment operations	0.05		0.25	0.39	0.52	0.79	0.90
Less dividends from:
Net investment income	(0.22)		(0.43)	(0.45)	(0.48)	(0.53)	(0.59)

Change in net asset value	(0.17)		(0.18)	(0.06)	0.04	0.26	0.31
NET ASSET VALUE, end of period	$13.05		$13.22	$13.40	$13.46	$13.42	$13.16

RATIOS/SUPPLEMENTAL DATA
Total return(a)	0.38%		1.88%	3.00%	3.93%	6.16%	7.12%
Ratios to average net assets:
Net investment income	3.36	%(b)	3.22%	3.40%	3.55%	4.01%	4.49%
Expenses, after expense reductions	0.99	%(b)	0.99%	0.96%	0.97%	0.98%	1.01%
Expenses, after expense reductions and net of custody credits	0.98	%(b)	0.98%	0.96%	0.97%	0.98%	—
Expenses, before expense reductions	0.99	%(b)	0.99%	0.96%	0.97%	1.00%	1.01%
Portfolio turnover rate	7.71%		16.63%	14.66%	16.53%	21.35%	18.77%
Net assets at end of period (000)	$207,402		$212,335	$208,435	$216,766	$192,749	$158,645

(a)	Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.

(b)	Annualized.

Certified Semi-Annual Report 13

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	(Unaudited)*

	*Six Months Ended March 31, 2006		Year Ended September 30,
			2005	2004	2003	2002	2001
Class D Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period	$13.23		$13.41	$13.47	$13.43	$13.16	$12.85

Income from investment operations:
Net investment income	0.20		0.39	0.42	0.44	0.49	0.55
Net realized and unrealized gain (loss) on investments	(0.17)		(0.18)	(0.06)	0.04	0.27	0.31

Total from investment operations	0.03		0.21	0.36	0.48	0.76	0.86
Less dividends from:
Net investment income	(0.20)		(0.39)	(0.42)	(0.44)	(0.49)	(0.55)

Change in net asset value	(0.17)		(0.18)	(0.06)	0.04	0.27	0.31
NET ASSET VALUE, end of period	$13.06		$13.23	$13.41	$13.47	$13.43	$13.16

RATIOS/SUPPLEMENTAL DATA
Total return (a)	0.25%		1.62%	2.70%	3.63%	5.94%	6.84%
Ratios to average net assets:
Net investment income	3.10	%(b)	2.96%	3.11%	3.24%	3.64%	4.23%
Expenses, after expense reductions	1.25	%(b)	1.25%	1.25%	1.25%	1.25%	1.27%
Expenses, after expense reductions and net of custody credits	1.24	%(b)	1.24%	1.24%	1.25%	1.25%	—
Expenses, before expense reductions	1.31	%(b)	1.83%	1.83%	1.88%	2.00%	2.40%
Portfolio turnover rate	7.71%		16.63%	14.66%	16.53%	21.35%	18.77%
Net assets at end of period (000)	$13,874		$18,577	$14,051	$14,658	$9,719	$2,831

(a)	Not annualized for periods less than one year.

(b)	Annualized.

14 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2006 (Unaudited)

CUSIPS: CLASS A - 885-215-301, CLASS D - 885-215-624

NASDAQ SYMBOLS: CLASS A - THNMX, CLASS D - THNDX

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Alamogordo Hospital Revenue, 5.30% due 1/1/2013 (Insured: Radian)	NR/AA	$3,000,000	$3,050,850
Albuquerque Airport Revenue, 5.00% due 7/1/2007 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,016,290
Albuquerque Airport Revenue Senior Lien Improvement Series B, 5.00% due 7/1/2012 (Insured: MBIA)	Aaa/AAA	1,670,000	1,752,966
Albuquerque Gross Receipts Series B, 0% due 7/1/2012 pre-refunded 7/1/2011	Aaa/AAA	1,775,000	1,393,446
Albuquerque Gross Receipts Unrefunded Balance Series B, 0% due 7/1/2012 (Insured: FSA)	Aaa/AAA	225,000	175,448
Albuquerque Industrial Revenue Refunding, 5.15% due 4/1/2016 (MCT Industries Inc. Project; LOC: Bank of the West)	Aa3/NR	1,170,000	1,202,011
Albuquerque Industrial Revenue Refunding, 5.25% due 4/1/2017 (MCT Industries Inc. Project; LOC: Bank of the West)	Aa3/NR	2,140,000	2,208,223
Albuquerque Joint Water & Sewage Revenue Series A, 0% due 7/1/2008 (Insured: FGIC)	Aaa/AAA	1,600,000	1,472,336
Albuquerque Joint Water & Sewage Systems Revenue, 6.00% due 7/1/2006	Aa3/AA	1,500,000	1,509,030
Albuquerque Joint Water & Sewage Systems Revenue, 4.75% due 7/1/2008	Aa3/AA	100,000	100,085
Albuquerque Municipal School District Number 12 Refunding, 5.10% due 8/1/2014	Aa2/AA	760,000	782,298
Albuquerque Municipal School District Number 12 Refunding, 5.00% due 8/1/2015	Aa2/AA	1,175,000	1,227,299
Albuquerque Refuse Removal & Disposal Revenue Refunding Series B, 5.00% due 7/1/2010 (Insured: FSA)	Aaa/AAA	415,000	435,679
Albuquerque Refuse Removal & Disposal Revenue Refunding Series B, 5.00% due 7/1/2011 (Insured: FSA)	Aaa/AAA	1,000,000	1,056,570
Albuquerque Series B, 5.00% due 7/1/2006	Aa3/AA	2,200,000	2,208,162
Artesia Hospital District, 4.50% due 8/1/2008 (Insured: AMBAC)	Aaa/NR	810,000	825,179
Belen Consolidated School District No 2 Ref Series A, 4.00% due 8/1/2007 (Insured: MBIA)	Aaa/NR	1,000,000	1,005,600
Belen Consolidated School District No 2 Ref Series A, 4.00% due 8/1/2008 (Insured: MBIA)	Aaa/NR	1,000,000	1,008,320
Belen Gasoline Tax Revenue Refunding & Improvement, 5.40% due 1/1/2011	NR/NR	585,000	598,016
Bernalillo County Government, 7.00% due 2/1/2007	Aa1/AA+	410,000	421,427
Bernalillo County Gross Receipts, 5.10% due 10/1/2010	Aa3/AA	525,000	549,276
Bernalillo County Gross Receipts Series B, 5.00% due 4/1/2021 (Insured: MBIA)	Aaa/AAA	3,000,000	3,240,750
Bernalillo County Gross Receipts Tax Revenue, 5.50% due 10/1/2011	Aa3/AA	495,000	524,334
Bernalillo County Gross Receipts Tax Revenue, 5.25% due 10/1/2012	Aa3/AA	1,000,000	1,077,150
Bernalillo County Gross Receipts Tax Revenue, 5.75% due 10/1/2015	Aa3/AA	2,000,000	2,134,800
Bernalillo County Multi Family Housing Revenue Series 1988, 4.60% due 11/1/2025 put 11/1/2006 (Sunchase Apartments Project; Insured: AXA Reinsurance Co.)	NR/AA-	2,300,000	2,301,725
Chaves County Gross Receipts Tax Revenue, 5.00% due 7/1/2017 (Insured: FGIC)	Aaa/NR	1,000,000	1,040,250
Chaves County Gross Receipts Tax Revenue, 5.05% due 7/1/2019 (Insured: FGIC)	Aaa/NR	1,030,000	1,072,807
Chaves County Gross Receipts Tax Revenue, 5.00% due 7/1/2021 (Insured: FGIC)	Aaa/NR	1,410,000	1,465,639
Cibola County Gross Receipts Tax Revenue, 5.875% due 11/1/2008 (Insured: AMBAC)	Aaa/AAA	495,000	521,488
Cibola County Gross Receipts Tax Revenue, 6.00% due 11/1/2010 (Insured: AMBAC)	Aaa/AAA	555,000	606,215
Eastern New Mexico University Revenues Refunding & Improvement, 4.95% due 4/1/2006 (Insured: AMBAC)	Aaa/AAA	500,000	500,000
Farmington Hospital Revenue Series A, 5.125% due 6/1/2018 (San Juan Regional Medical Center Project)	A3/NR	570,000	589,437
Farmington Hospital Revenue Series A, 5.125% due 6/1/2019 (San Juan Regional Medical Center Project)	A3/NR	645,000	665,582
Farmington Municipal School District 5 Refunding, 5.00% due 9/1/2011 (Insured: FSA)	Aaa/NR	1,000,000	1,027,890
Farmington Pollution Control Revenue, 3.15% due 9/1/2024 put 4/3/2006 (LOC: Barclays Bank) (daily demand notes)	P1/A-1+	700,000	700,000
Farmington Pollution Control Revenue Refunding (El Paso Electric), 4.00% due 6/1/2032 put 8/1/2012 (Insured: FGIC)	Aaa/AAA	1,000,000	988,660
Farmington Pollution Control Revenue Refunding (Southern Cal. Edison) Series A, 3.55% due 4/1/2029 put 4/1/2010 (Insured: FGIC)	Aaa/AAA	1,000,000	988,790
Farmington Utility Systems Revenue Refunding Series A, 5.00% due 5/15/2012 (Insured: FSA)	Aaa/AAA	6,095,000	6,411,392
Gallup Pollution Control Revenue Refunding Tri-State Generation, 5.00% due 8/15/2013 (Insured: AMBAC)	Aaa/AAA	2,060,000	2,174,824
Gallup Pollution Control Revenue Refunding Tri-State Generation, 5.00% due 8/15/2017 (Insured: AMBAC)	Aaa/AAA	3,540,000	3,722,062
Grant County Hospital Facility Revenue, 5.50% due 8/1/2009 (Gila Regional Medical Center Project; Insured: Radian)	NR/AA	1,310,000	1,370,679

Certified Semi-Annual Report 15

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2006 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Grant County Hospital Facility Revenue, 5.50% due 8/1/2010 (Gila Regional Medical Center Project; Insured: Radian)	NR/AA	$1,385,000	$1,463,266
Las Cruces Joint Utility Refunding & Improvement Revenue, 6.50% due 7/1/2007 (ETM)	A1/NR	225,000	226,123
Las Cruces School District 2, 5.50% due 8/1/2010	Aa3/NR	1,000,000	1,056,130
New Mexico Educational Assistance Foundation Revenue (Guaranteed Student Loans), 6.65% due 3/1/2007	Aaa/NR	975,000	976,014
New Mexico Educational Assistance Foundation Series A 3 (Guaranteed Student Loans), 4.95% due 3/1/2009	Aaa/NR	2,000,000	2,044,720
New Mexico Finance Authority Revenue Court Facilities Fee Revenue Series A, 5.50% due 6/15/2020 pre-refunded 6/15/2011 (Insured: MBIA)	Aaa/AAA	2,000,000	2,157,520
New Mexico Finance Authority Revenue Public Project, 5.00% due 6/15/2019 (Insured: MBIA)	Aaa/NR	1,215,000	1,281,849
New Mexico Finance Authority Revenue Refunding, 5.00% due 6/1/2014 (Public Project Revolving Fund B; Insured: MBIA)	Aaa/AAA	2,660,000	2,816,195
New Mexico Finance Authority Revenue Refunding, 5.00% due 6/15/2018 (Public Project Revolving Fund C; Insured: AMBAC)	Aaa/NR	2,915,000	3,082,204
New Mexico Finance Authority Revenue Series A, 4.00% due 4/1/2010 (Cigarette Tax UNM Health Project; Insured: MBIA)	Aaa/AAA	2,300,000	2,323,299
New Mexico Finance Authority Revenue Series B-1, 5.25% due 6/1/2015 (Public Project; Insured: AMBAC)	Aaa/AAA	1,000,000	1,078,570
New Mexico Finance Authority Revenue Series C, 5.15% due 6/1/2012 pre-refunded 6/1/2009 (Insured: MBIA)	Aaa/AAA	255,000	265,243
New Mexico Finance Authority Revenue Series C, 5.25% due 6/1/2013 pre-refunded 6/1/2009 (Insured: MBIA)	Aaa/AAA	130,000	135,607
New Mexico Finance Authority Revenue Series C, 5.35% due 6/1/2014 pre-refunded 6/1/2009 (Insured: MBIA)	Aaa/AAA	130,000	135,990
New Mexico Finance Authority Revenue Series C, 5.45% due 6/1/2015 pre-refunded 6/1/2009 (Insured: MBIA)	Aaa/AAA	145,000	152,111
New Mexico Finance Authority Revenue State Office Building Tax Series A, 5.00% due 6/1/2012	Aa1/AAA	1,725,000	1,815,821
New Mexico Finance Authority Revenue State Office Building Tax Series A, 5.00% due 6/1/2013	Aa1/AAA	1,325,000	1,391,846
New Mexico Finance Authority Revenue State Office Building Tax Series A, 5.00% due 6/1/2014	Aa1/AAA	1,875,000	1,965,113
New Mexico Finance Authority Revenue Subordinated Lien, 5.00% due 6/15/2020 (Public Project Revolving Fund F; Insured: MBIA)	Aaa/NR	1,395,000	1,466,340
New Mexico Finance Authority State Transportation Series A, 5.00% due 6/15/2014 (Insured: MBIA)	Aaa/AAA	2,100,000	2,245,845
New Mexico Finance Authority Revenue Refunding Series C, 5.00% due 6/15/2013 (Insured: AMBAC)	Aaa/NR	2,280,000	2,423,275
New Mexico Finance Authority Revenue Refunding Series C, 5.00% due 6/15/2015 (Insured: AMBAC)	Aaa/NR	2,360,000	2,519,866
New Mexico Highway Commission Revenue Senior Subordinated Lien Tax Series A, 5.50% due 6/15/2013 pre-refunded 6/15/2011	Aa2/AA+	2,000,000	2,154,600
New Mexico Highway Commission Revenue Senior Subordinated Lien Tax Series A, 5.50% due 6/15/2014	Aa2/AA+	2,000,000	2,146,100
New Mexico Highway Commission Tax Revenue, 5.125% due 6/15/2010	Aa2/AA+	4,355,000	4,486,173
New Mexico Highway Commission Tax Senior Subordinated Lien, 6.00% due 6/15/2011 pre-refunded 6/15/2009	Aa2/AA+	5,000,000	5,340,250
New Mexico Hospital Equipment Loan, 5.20% due 12/1/2010 pre-refunded 12/1/2007 (Catholic Health Initiatives Project)	NR/AA	1,140,000	1,179,934
New Mexico Hospital Equipment Loan Series A, 5.75% due 8/1/2016 pre-refunded 8/1/2011 (Presbyterian Healthcare Project)	Aa3/AA-	5,205,000	5,710,093
New Mexico Housing Authority Region III Multi Family Housing Revenue Series A, 5.30% due 12/1/2022 (Senior El Paseo Apartments Project; Insured: AMBAC)	Aaa/AAA	1,140,000	1,178,555
New Mexico MFA Forward Mortgage Series C, 6.50% due 7/1/2025 (Collateralized: FNMA/GNMA)	NR/NR	215,000	216,006
New Mexico MFA General, 5.80% due 9/1/2019 pre-refunded 9/1/2009	NR/AAA	775,000	825,987
New Mexico MFA SFMR, 5.70% due 9/1/2014 (Collateralized: FNMA/GNMA)	NR/AAA	100,000	100,560
New Mexico MFA SFMR, 5.75% due 3/1/2017 (Collateralized: FNMA/GNMA)	NR/AAA	255,000	256,474
New Mexico MFA SFMR, 0% due 9/1/2019 (GIC: Bayerisch Landesbank)	NR/AAA	335,000	274,184

16 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2006 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
New Mexico MFA SFMR Series A3, 6.15% due 9/1/2017 (Collateralized: FNMA/GNMA)	NR/AAA	$85,000	$85,621
New Mexico MFA SFMR Series B2, 5.80% due 7/1/2009 (Collateralized: FNMA/GNMA)	NR/AAA	20,000	20,146
New Mexico MFA SFMR Series B3, 5.80% due 9/1/2016 (Collateralized: FNMA/GNMA)	NR/AAA	235,000	246,630
New Mexico MFA SFMR Series C2, 6.05% due 9/1/2021 (Collateralized: FNMA/GNMA)	NR/AAA	345,000	358,124
New Mexico MFA SFMR Series D2, 5.875% due 9/1/2021 (Collateralized: FNMA/GNMA)	NR/AAA	545,000	548,401
New Mexico MFA SFMR Series H, 5.45% due 7/1/2006 (Collateralized: FNMA/GNMA)	NR/AAA	175,000	175,597
New Mexico MFA Single Family Series E2, 5.875% due 9/1/2020	NR/AAA	350,000	360,826
New Mexico Mortgage Finance Multi Family Refunding Series B, 5.00% due 7/1/2031 put 7/1/2011 (Sombra Del Oso Apartments Project; Collateralized: FNMA)	Aaa/NR	1,000,000	1,025,670
New Mexico Mortgage Finance Multi Family Refunding Series C, 5.00% due 7/1/2031 put 7/1/2011 (Riverwalk Apartments Project; Collateralized: FNMA)	Aaa/NR	1,910,000	1,959,030
New Mexico Mortgage Finance Multi Family Refunding Series D, 5.00% due 7/1/2031 put 7/1/2011 (Tierra Pointe I Apartments Project; Collateralized: FNMA)	Aaa/NR	2,785,000	2,856,491
New Mexico Mortgage Finance Multi Family Series A, 6.05% due 7/1/2028 (Sandpiper Apartments Project; Insured: FHA)	NR/AAA	2,335,000	2,492,379
New Mexico State Highway Commission Revenue Infrastructure Senior Subordinated Lien C, 5.00% due 6/15/2012 (ETM)	Aa2/AA+	1,000,000	1,058,020
New Mexico State Highway Commission Tax Revenue Senior Subordinated Lien, 5.75% due 6/15/2009	Aa2/AA+	1,095,000	1,163,635
New Mexico State Highway Commission Tax Series A, 5.00% due 6/15/2010 (ETM)	Aa2/AA+	255,000	267,788
New Mexico State Highway Commission Tax Series A, 5.00% due 6/15/2010	Aa2/AA+	245,000	256,809
New Mexico State Hospital Equipment Loan Council Hospital Revenue Series A, 4.80% due 8/1/2010 (Presbyterian Healthcare Project)	Aa3/AA-	500,000	513,240
New Mexico State Hospital Equipment Loan St.Vincent Hospital Series A, 5.00% due 7/1/2017 (Insured: Radian)	Aa3/AA	1,730,000	1,802,055
New Mexico State Hospital Equipment Loan St.Vincent Hospital Series A, 5.00% due 7/1/2019 (Insured: Radian)	Aa3/AA	1,000,000	1,037,420
New Mexico State Hospital Equipment Loan St.Vincent Hospital Series A, 5.00% due 7/1/2021 (Insured: Radian)	Aa3/AA	1,185,000	1,223,003
New Mexico State Hospital Equipment Loan St.Vincent Hospital Series A, 5.25% due 7/1/2025 (Insured: Radian)	Aa3/AA	1,000,000	1,054,620
New Mexico State Severance Tax, 5.00% due 7/1/2007	Aa2/AA	1,475,000	1,500,296
New Mexico State Severance Tax Refunding Series A, 5.00% due 7/1/2007	Aa2/AA	1,645,000	1,673,212
New Mexico State Severance Tax Refunding Series A, 5.00% due 7/1/2008	Aa2/AA	675,000	686,084
New Mexico State Severance Tax Refunding Series A, 5.00% due 7/1/2009	Aa2/AA	2,500,000	2,600,075
New Mexico State Supplemental Severance Series A, 5.00% due 7/1/2011 pre-refunded 7/1/2007	Aa3/A+	1,000,000	1,017,400
New Mexico State University Revenues Refunding & Improvement, 5.00% due 4/1/2013 (Insured: FSA)	Aaa/AAA	1,000,000	1,063,980
New Mexico Supplemental Severance Series A, 5.00% due 7/1/2008	Aa3/A+	5,000,000	5,081,450
Puerto Rico Public Buildings Authority Revenue Refunding Government Facilities Series F, 5.25% due 7/1/2019 (Insured: XLCA)	Aaa/AAA	1,000,000	1,096,190
Rio Rancho Gross Receipts Tax, 5.00% due 6/1/2014 (Insured: FGIC)	Aaa/AAA	955,000	1,017,705
Rio Rancho Gross Receipts Tax, 5.00% due 6/1/2016 (Insured: FGIC)	Aaa/AAA	555,000	589,849
Rio Rancho Gross Receipts Tax, 5.00% due 6/1/2017 (Insured: FGIC)	Aaa/AAA	1,110,000	1,176,578
Rio Rancho Gross Receipts Tax, 5.00% due 6/1/2022 (Insured: FGIC)	Aaa/AAA	1,000,000	1,048,650
Rio Rancho Water & Wastewater System, 6.50% due 5/15/2006 (Insured: FSA)	Aaa/AAA	1,000,000	1,003,560
Rio Rancho Water & Wastewater System, 5.25% due 5/15/2007 (Insured: AMBAC)	NR/AAA	1,695,000	1,726,358
San Juan County Gasoline Tax/Motor Vehicle Revenue Refunding & Improvement, 5.25% due 5/15/2014	A1/NR	400,000	425,884
San Juan County Gasoline Tax/Motor Vehicle Revenue Refunding & Improvement, 5.25% due 5/15/2022	A1/NR	1,725,000	1,816,960
San Juan County Gross Receipts, 5.30% due 9/15/2009	A1/NR	410,000	421,127
San Juan County Gross Receipts Refunding, 5.00% due 6/15/2014 (Insured: MBIA)	Aaa/AAA	1,225,000	1,305,666
San Juan County Gross Receipts Refunding, 5.00% due 6/15/2017 (Insured: MBIA)	Aaa/AAA	1,370,000	1,452,337
San Juan County Gross Receipts Tax Revenue Senior Series B, 5.50% due 9/15/2016 (Insured: AMBAC)	Aaa/AAA	1,180,000	1,279,993
San Juan County Gross Receipts Tax Revenue Subordinated Series A, 5.75% due 9/15/2021 (Insured:AMBAC)	Aaa/AAA	1,000,000	1,096,240

Certified Semi-Annual Report 17

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2006 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Sandoval County Incentive Payment, 4.25% due 12/1/2006 (ETM)	NR/NR	$2,600,000	$2,612,922
Sandoval County Incentive Payment Revenue Refunding, 5.00% due 6/1/2020	NR/A+	4,390,000	4,579,955
Sandoval County Landfill Revenue Refunding & Improvement, 5.50% due 8/15/2015	Baa2/NR	1,420,000	1,471,432
Sandoval County Landfill Revenue Refunding & Improvement, 5.75% due 8/15/2018	Baa2/NR	1,335,000	1,400,308
Sandoval County Revenue Refunding Series B, 5.75% due 2/1/2010 (Intel Project)	NR/A+	690,000	700,502
Santa Fe County, 5.00% due 7/1/2007 (Insured: MBIA)	Aaa/NR	640,000	642,131
Santa Fe County, 5.00% due 7/1/2008 (Insured: MBIA)	Aaa/NR	785,000	787,536
Santa Fe County, 7.25% due 7/1/2029 (Rancho Viejo Improvement District Project)	NR/NR	1,845,000	1,943,800
Santa Fe County Charter School Foundation, 6.50% due 1/15/2026 (ATC Foundation Project)	NR/NR	1,000,000	998,770
Santa Fe County Charter School Foundation, 6.625% due 1/15/2036	NR/NR	1,030,000	1,028,537
Santa Fe County Correctional Systems Revenue, 5.20% due 2/1/2012 (Insured: FSA)	Aaa/AAA	515,000	549,464
Santa Fe County Correctional Systems Revenue, 5.00% due 2/1/2018 (Insured: FSA)	Aaa/AAA	1,000,000	1,066,250
Santa Fe County Correctional Systems Revenue, 6.00% due 2/1/2027 (Insured: FSA)	Aaa/AAA	1,500,000	1,755,630
Santa Fe County Revenue Series 1990, 9.00% due 1/1/2008 (Office & Training Facilities Project) (ETM)	NR/NR	626,000	681,770
Santa Fe County Revenue Series A, 5.50% due 5/15/2015 (El Castillo Retirement Project)	NR/BBB-	1,250,000	1,260,400
Santa Fe County Revenue Series A, 5.80% due 5/15/2018 (El Castillo Retirement Project)	NR/BBB-	1,835,000	1,835,440
Santa Fe Educational Facilities Revenue, 5.00% due 3/1/2007 (St. John’s College Project)	NR/BBB-	200,000	201,400
Santa Fe Educational Facilities Revenue, 5.10% due 3/1/2008 (St. John’s College Project)	NR/BBB-	210,000	213,161
Santa Fe Educational Facilities Revenue, 5.40% due 3/1/2017 (St. John’s College Project)	NR/BBB-	1,215,000	1,231,961
Santa Fe SFMR, 6.00% due 11/1/2010 (Collateralized: FNMA/GNMA)	Aaa/NR	70,000	71,616
Santa Fe SFMR, 6.10% due 11/1/2011 (Collateralized: FNMA/GNMA)	Aaa/NR	130,000	132,438
Santa Fe SFMR, 6.20% due 11/1/2016 (Collateralized: FNMA/GNMA)	Aaa/NR	115,000	115,168
Santa Fe Solid Waste Management Agency Facility Revenue, 6.00% due 6/1/2006	NR/NR	775,000	777,511
Santa Fe Solid Waste Management Agency Facility Revenue, 6.10% due 6/1/2007	NR/NR	875,000	895,108
Taos County Gross Receipts County Education Improvement, 4.75% due 10/1/2012	Baa1/NR	1,500,000	1,491,720
Taos Municipal School District 1 Refunding, 5.00% due 9/1/2008 (Insured: FSA)	Aaa/NR	450,000	464,234
University of New Mexico Hospital Mortgage Revenue Bonds, 5.00% due 7/1/2010 (Insured: FSA & FHA)	Aaa/AAA	1,000,000	1,043,830
University of New Mexico Hospital Mortgage Revenue Bonds, 5.00% due 1/1/2012 (Insured: FSA & FHA)	Aaa/AAA	500,000	525,165
University of New Mexico Hospital Mortgage Revenue Bonds, 5.00% due 7/1/2012 (Insured: FSA & FHA)	Aaa/AAA	1,500,000	1,577,895
University of New Mexico Hospital Mortgage Revenue Bonds, 5.00% due 1/1/2017 (Insured: FSA & FHA)	Aaa/AAA	2,000,000	2,093,420
University of New Mexico Hospital Mortgage Revenue Bonds, 5.00% due 1/1/2020 (Insured: FSA & FHA)	Aaa/AAA	2,310,000	2,401,638
University of New Mexico Hospital Revenue Bonds, 5.00% due 1/1/2016 (Insured: FSA & FHA)	Aaa/AAA	2,920,000	3,062,584
University of New Mexico Revenue Hospital Mortgage, 5.00% due 1/1/2019 (Insured: FSA & FHA)	Aaa/AAA	3,000,000	3,127,410
University of New Mexico Revenue Refunding & Improvement Subordinated Lien Systems Series A, 5.25% due 6/1/2017	Aa3/AA	1,730,000	1,845,875
University of New Mexico Revenue Refunding & Improvement Subordinated Lien Systems Series A, 5.25% due 6/1/2021	Aa3/AA	1,000,000	1,063,280
University of New Mexico Revenue Refunding & Systems Improvement Subordinated Lien, 5.00% due 6/1/2015 (Insured: AMBAC)	Aaa/AAA	1,590,000	1,694,956
University of New Mexico Revenue Refunding Subordinated Lien, 5.25% due 6/1/2016	Aa3/AA	645,000	688,570
University of New Mexico Revenue Refunding Subordinated Lien A, 5.25% due 6/1/2015	Aa3/AA	1,825,000	1,947,239
University of New Mexico Revenue Refunding Subordinated Lien Systems Series A, 5.25% due 6/1/2018	Aa3/AA	1,195,000	1,284,828
University of New Mexico Revenue Refunding Subordinated Lien Systems Series A, 5.25% due 6/1/2018	Aa3/AA	1,200,000	1,285,644
University of New Mexico Revenue Series A, 5.25% due 6/1/2013	Aa3/AA	665,000	711,829
University of New Mexico Revenue Series A, 5.25% due 6/1/2014	Aa3/AA	335,000	358,195
University of New Mexico Revenue Series A, 6.00% due 6/1/2021	Aa3/AA	610,000	702,311
Ventana West Public Improvement District Special Tax, 6.625% due 8/1/2023	NR/NR	2,000,000	2,118,460

18 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2006 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Villa Hermosa Multi Family Housing Revenue, 5.85% due 11/20/2016 (Collateralized: GNMA)	NR/AAA	$1,105,000	$1,139,145

TOTAL INVESTMENTS — 99.05%(Cost $215,823,931)			$219,181,384
OTHER ASSETS LESS LIABILITIES — 0.95%			2,095,302

NET ASSETS — 100.00%			$221,276,686

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred prior to or subsequent to the reporting period end.

See notes to financial statements.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

AMBAC	Insured by American Municipal Bond Assurance Corp.

ETM	Escrowed to Maturity

FGIC	Insured by Financial Guaranty Insurance Co.

FHA	Insured by Federal Housing Administration

FNMA	Collateralized by Federal National Mortgage Association

FSA	Insured by Financial Security Assurance Co.

GNMA	Insured by Government National Mortgage Co.

MBIA	Insured by Municipal Bond Investors Assurance

RADIAN	Insured by Radian Asset Assurance

SFMR	Single Family Mortgage Revenue Bond

XLCA	Insured by XL Capital Assurance

SUMMARY OF SECURITY CREDIT RATINGS†

Ratings are a blend of Moody’s and Standard & Poor’s, using the higher rating. Some bonds are rated by only one service.

Certified Semi-Annual Report 19

EXPENSE EXAMPLE

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2006 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A Shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 30, 2005 and held until March 31, 2006.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 9/30/05	Ending Account Value 3/31/06	Expenses Paid During Period† 9/30/05-3/31/06
Class A Shares
Actual	$1,000	$1,003.80	$4.89
Hypothetical*	$1,000	$1,020.05	$4.93
Class D Shares
Actual	$1,000	$1,002.50	$6.19
Hypothetical*	$1,000	$1,018.75	$6.24

†	Expenses are equal to the annualized expense ratio for each class (A: 0.98% and D: 1.24%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

20 Certified Semi-Annual Report

OTHER INFORMATION

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2006 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Commencing August 31, 2004, information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

Certified Semi-Annual Report 21

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

February 8, 2005

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

This statement is submitted for the general information of the shareholders of Thornburg Investment Trust. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund’s investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money.

22 This page is not part of the Semi-Annual Report.

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

403(b)

A special, tax-advantaged savings vehicle available only to employees of 501(c)(3) organizations, such as charitable, educational, scientific and religious organizations. 403(b) plans are also available to employees of public schools and universities.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

This page is not part of the Semi-Annual Report. 23

The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $22 billion. Founded in 1982, the firm manages four equity funds, eight bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and controlling risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $126 million in Thornburg Funds.

Core Strategies for Building Wealth

We deliver core strategies to help investors meet long-term goals. A core strategy is a consistent, disciplined and proven investment process that represents the foundation of a diversified portfolio.

Investment Manager:	Distributor:

119 East Marcy Street	119 East Marcy Street
Santa Fe, New Mexico 87501	Santa Fe, New Mexico 87501
800.847.0200	800.847.0200

Thornburg Florida Intermediate Municipal Fund

Laddering – an All Weather Strategy

The Fund’s investment objective is to obtain as high a level of current income exempt from Federal income tax as is consistent with preservation of capital.

The Fund offers Florida investors double tax-free yields (may be subject to Alternative Minimum Tax) in a laddered municipal bond portfolio with an average maturity of ten years or less. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year; cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder. The strategy is a good compromise for managing different types of risk.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg Florida Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

Thornburg’s equity research uses a fundamental, yet comprehensive, analytical approach. We invest when and where we perceive compelling value. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

Reduce paper clutter.
Receive your shareholder reports and prospectus online instead of through traditional mail.
Sign up at www.thornburg.com/edelivery

2 This page is not part of the Semi-Annual Report.

2006

Certified Semi-Annual Report

Thornburg Florida Intermediate Municipal Fund

March 31, 2006

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Certified Semi-Annual Report 3

Important Information

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

The maximum sales charge for Class A Shares is 2.00%.

Performance data given at net asset value (NAV) does not take into account these sales charges. If the sales charges had been included, the performance would have been lower.

Shares in the Fund carry risks, including possible loss of principal. As with direct bond ownership, funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The principal value of bond funds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Shares in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency.

The information presented on the following pages was current as of March 31, 2006. The manager’s views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each Fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Glossary

The Merrill Lynch 7-12 Year Municipal Bond Index – A widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon bearing bonds issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody's investment grade rating and maturities of seven to twelve years.

Duration – The measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Weighted Average Maturity – Is a weighted average of all the effective maturities of the bonds in a portfolio. Effective maturity takes into consideration mortgage prepayments, puts, sinking funds, adjustable coupons, and other features of individual bonds and is thus a more accurate measure of interest-rate sensitivity. Longer-maturity funds are generally considered more interest-rate sensitive than their shorter counterparts.

Fed Funds Rate – Is the interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

4 Certified Semi-Annual Report

Letter to Shareholders

George Strickland

Portfolio Manager

April 24, 2006

Dear Fellow Shareholder:

I am pleased to present the Semi-Annual Report for the Thornburg Florida Intermediate Municipal Fund. The net asset value of the Class A shares decreased by 14 cents to $12.10 during the six month period ending March 31, 2006. If you were with us for the entire period, you received dividends of 21.3 cents per share. If you reinvested dividends, you received 21.4 cents per share.

Over the past six months, the municipal bond yield curve has continued to flatten. Interest rates on short and intermediate bonds have risen, while the interest rates on long-term bonds have barely budged. Since bond prices move in the opposite direction of yields, long-term bond prices have been relatively stable while short and intermediate bond prices have fallen somewhat. The Class A shares of your Fund produced a total return of 0.59% over the last six months, matching the 0.59% return for the Merrill Lynch 7-12 Year Municipal Bond Index.

The flatter yield curve has created a fairly unusual situation in the municipal bond market whereby 10-year municipal bonds currently yield 92% as much as 30-year municipal bonds. Over the last five years, that ratio has averaged closer to 84%. We believe that the higher ratio indicates that there is better relative value in 10-year municipal bonds, where we prefer to invest, than in longer term municipal bonds.

We are not surprised that short and intermediate bond yields have risen. Short-term bond yields tend to be closely tied to the Fed Funds Rate, which has increased from 1.0% to 4.75% since June 2004. Long-term bond yields are influenced by future expectations about inflation and economic growth, and by large-scale capital flows. U.S. economic growth has shown no signs of faltering or overheating – just a steady push toward full utilization. Commodity price inflation has been alarming, but broader measures of consumer prices have been better behaved. In previous environments, such conditions accompanied by a tightening Fed would have led to higher long-term interest rates. However, capital flows have kept a lid on long-term rates so far. In 2005, foreign buyers purchased 160% of Treasury bond net issuance. That volume of offshore buying has kept long-term bond yields low.

This year, the U.S. Treasury will be issuing significantly more debt than last year, both to finance a widening budget deficit and to roll over maturing notes. There are some signs that Japanese and European interest rates may rise and create more competition for U.S. bonds. Such a combination could put a significant amount of upward pressure on long-term interest rates. However, short-term interest rates, by contrast, have already risen substantially and may be close to leveling off. Therefore, we believe that long-term bonds carry much more risk than short-term bonds in the current environment.

New issue municipal bond supply is down 29% from last year’s pace. The reduced supply has helped the municipal market significantly outperform the Treasury bond market so far this year. We have been gradually shortening the duration of the Fund through the first quarter of 2006, but if interest rates continue rising, we will likely extend the duration somewhat as we find interesting buying opportunities toward the top of the Fund’s bond ladder.

Certified Semi-Annual Report 5

Your Thornburg Florida Intermediate Municipal Fund is a laddered portfolio of over 50 municipal obligations from all over Florida. Today, your Fund’s weighted average maturity is 7.9 years. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering intermediate bonds accomplishes two goals. First, the staggered bond maturities contained in a ladder defuse interest-rate risk and dampen the Fund’s price volatility. Second, laddering gives the Fund a steady cash flow stream from maturing bonds to reinvest toward the top of the ladder where yields are typically higher. The laddering strategy is what differentiates this Fund from most bond mutual funds. It will be particularly useful if interest rates continue rising, because it should allow the Fund to continue increasing the yield of the portfolio as bonds mature and get replaced with new ones. The chart shown here describes the percentages of your Fund’s bond portfolio maturing in each of the coming years.

% of portfolio maturing			Cumulative % maturing
2 years	=	9.6%	Year 2	=	9.6%
2 to 4 years	=	10.1%	Year 4	=	19.7%
4 to 6 years	=	13.6%	Year 6	=	33.3%
6 to 8 years	=	16.3%	Year 8	=	49.6%
8 to 10 years	=	17.2%	Year 10	=	66.8%
10 to 12 years	=	10.5%	Year 12	=	77.3%
12 to 14 years	=	13.3%	Year 14	=	90.6%
14 to 16 years	=	5.1%	Year 16	=	95.7%
16 to 18 years	=	0.0%	Year 18	=	95.7%
Over 18 years	=	4.3%	Over 18 years	=	100.0%

Percentages can and do vary. Data as of 3/31/06.

The Florida economy is easily outpacing a strong national economy with recent employment growth of 3.4%, triple the national rate. State tax revenues have been growing at double digit rates, allowing the unreserved fund balance to grow to $4.5 billion. The strong tax revenues and lack of major credit problems have helped drive down the risk premiums on lower quality municipal debt. We believe that the strong economy may be cyclical in nature, so we are cautious about buying lower quality bonds in this environment. To reduce credit risk, we have kept 87% of the portfolio in bonds rated A or above by at least one rating agency and maintained broad diversification across issuers and market sectors.

Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your Fund to perform consistently well in varying interest rate environments. Thank you for investing in Thornburg Florida Intermediate Municipal Fund.

Sincerely,

George Strickland Portfolio Manager

6 Certified Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Florida Intermediate Municipal Fund	March 31, 2006 (Unaudited)

ASSETS
Investments at value (cost $43,701,306)	$44,346,869
Cash	130,782
Receivable for investments sold	215,000
Receivable for fund shares sold	298,036
Interest receivable	684,825
Prepaid expenses and other assets	143

Total Assets	45,675,655

LIABILITIES
Payable for fund shares redeemed	3,758
Payable to investment advisor and other affiliates (Note 3)	33,560
Accounts payable and accrued expenses	21,426
Dividends payable	69,673

Total Liabilities	128,417

NET ASSETS	$45,547,238

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(719)
Net unrealized appreciation on investments	645,563
Accumulated net realized gain (loss)	(575,411)
Net capital paid in on shares of beneficial interest	45,477,805

$45,547,238

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($45,547,238 applicable to 3,762,966 shares of beneficial interest outstanding - Note 4)	$12.10
Maximum sales charge, 2.00% of offering price	0.25

Maximum offering price per share	$12.35

See notes to financial statements.

Certified Semi-Annual Report 7

STATEMENT OF OPERATIONS

Thornburg Florida Intermediate Municipal Fund	Six Months Ended March 31, 2006 (Unaudited)

INVESTMENT INCOME:
Interest income (net of premium amortized of $139,525)	$1,079,608

EXPENSES:
Investment advisory fees (Note 3)	120,295
Administration fees (Note 3)	30,074
Distribution and service fees (Note 3)	60,148
Transfer agent fees	11,623
Custodian fees (Note 3)	15,458
Professional fees	9,447
Accounting fees	2,334
Trustee fees	133
Other expenses	6,119

Total Expenses	255,631
Less:
Management fees waived by investment advisor (Note 3)	(11,083)
Fees paid indirectly (Note 3)	(6,363)

Net Expenses	238,185

Net Investment Income	841,423

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments sold	51,674
Net change in unrealized appreciation (depreciation) of investments	(585,953)

Net Realized and Unrealized Loss	(534,279)

Net Increase in Net Assets Resulting From Operations	$307,144

See notes to financial statements.

8 Certified Semi-Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Florida Intermediate Municipal Fund	(Unaudited)*

	*Six Months Ended March 31, 2006	Year Ended September 30, 2005
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$841,423	$1,754,594
Net realized gain (loss) on investments sold	51,674	(114,586)
Increase (Decrease) in unrealized appreciation (depreciation) of investments	(585,953)	(627,001)

Net Increase (Decrease) in Net Assets Resulting from Operations	307,144	1,013,007
DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(841,423)	(1,754,594)
FUND SHARE TRANSACTIONS - (NOTE 4):
Class A Shares	(4,477,460)	(6,389,026)

Net Decrease in Net Assets	(5,011,739)	(7,130,613)
NET ASSETS:
Beginning of period	50,558,977	57,689,590

End of period	$45,547,238	$50,558,977

See notes to financial statements.

Certified Semi-Annual Report 9

NOTES TO FINANCIAL STATEMENTS

Thornburg Florida Intermediate Municipal Fund	March 31, 2006 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Florida Intermediate Municipal Fund (the “Fund”) is a non-diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing eleven series of shares of beneficial interest in addition to those of the Fund: Thornburg California Limited Term Municipal Fund, Thornburg Limited Term Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, and Thornburg Investment Income Builder Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s investment objective is to obtain as high a level of current income exempt from Federal income tax as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. The Fund will also invest primarily in municipal obligations within the state of Florida, with the objective of having interest dividends paid to its shareholders exempt from any individual income taxes. The Fund currently offers only one class of shares of beneficial interest, Class A shares.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: The Trust determines the value of investments utilizing an independent pricing service approved by the Board of Trustees. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices, normally at 4:00 p.m. EST. When quotations are not readily available, securities are valued at evaluated prices as determined by the pricing service using methods which include consideration of yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity, and rating; indications as to value from dealers and general market conditions. In any case where a price is not available from a pricing service for an investment, the Trust’s valuation and pricing committee determines a fair value for the investment using factors approved by the Trustees. The valuation procedures used by the pricing service and the portfolio valuations received by the Fund are reviewed by the officers of the Trust under the general supervision of the Board of Trustees. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable (if any) and tax exempt income of the Fund to the shareholders. Therefore, no provision for Federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases

10 Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Florida Intermediate Municipal Fund	March 31, 2006 (Unaudited)

and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services for which the fees are payable at the end of each month. For the period ended March 31, 2006, these fees were payable at annual rates ranging from .50 of 1% to .275 of 1% per annum of the average daily net assets of the Fund. For the period ended March 31, 2006, the Advisor voluntarily waived investment advisory fees of $11,083. The Fund entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the Distributor of Fund shares. For the period ended March 31, 2006, the Distributor has advised the Fund that it earned net commissions aggregating $93.

Pursuant to a service plan, under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the period ended March 31, 2006, fees paid indirectly were $6,363. This figure may include additional fees waived by the Custodian.

Certain officers and Trustees of the Trust are also officers and/or Directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2006, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Period Ended March 31, 2006		Year Ended September 30, 2005
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	444,734	$5,409,545	1,188,263	$14,686,495
Shares issued to shareholders in reinvestment of dividends	29,280	356,411	56,858	700,091
Shares repurchased	(841,331)	(10,243,416)	(1,766,341)	(21,775,612)

Net Increase (Decrease)	(367,317)	$(4,477,460)	(521,220)	$(6,389,026)

NOTE 5 – SECURITIES TRANSACTIONS

For the period ended March 31, 2006, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $8,474,186 and $15,012,014, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2006, information on the tax components of capital is as follows:

Cost of investments for tax purpose	$43,700,587

Gross unrealized appreciation on a tax basis	$804,542
Gross unrealized depreciation on a tax basis	(158,260)

Net unrealized appreciation (depreciation) on investments (tax basis)	$646,282

At March 31, 2006, the Fund had tax basis capital losses, which may be carried over to offset future capital gains. To the extent such carry forwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such losses expire as follows:

2008	$223,600
2009	282,018

$505,618

At March 31, 2006, the Fund had deferred capital losses occurring subsequent to October 31, 2004 of $122,186. For tax purposes, such losses will be reflected in the year ending September 30, 2006.

Certified Semi-Annual Report 11

FINANCIAL HIGHLIGHTS

Thornburg Florida Intermediate Municipal Fund	(Unaudited)*

	*Six Months Ended March 31, 2006		Year Ended September 30,
			2005	2004	2003	2002	2001
Class A Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.24		$12.40	$12.46	$12.57	$12.24	$11.73

Income from investment operations:
Net investment income	0.21		0.39	0.40	0.45	0.52	0.55
Net realized and unrealized gain (loss) on investments	(0.14)		(0.16)	(0.06)	(0.11)	0.33	0.51

Total from investment operations	0.07		0.23	0.34	0.34	0.85	1.06
Less dividends from:
Net investment income	(0.21)		(0.39)	(0.40)	(0.45)	(0.52)	(0.55)

Change in net asset value	(0.14)		(0.16)	(0.06)	(0.11)	0.33	0.51
NET ASSET VALUE, end of period	$12.10		$12.24	$12.40	$12.46	$12.57	$12.24

RATIOS/SUPPLEMENTAL DATA
Total return(a)	0.59%		1.92%	2.76%	2.77%	7.10%	9.20%
Ratios to average net assets:
Net investment income	3.50	%(b)	3.20%	3.20%	3.60%	4.18%	4.55%
Expenses, after expense reductions	1.02	%(b)	1.00%	0.89%	0.91%	0.85%	0.89%
Expenses, after expense reductions and net of custody credits	0.99	%(b)	0.99%	0.89%	0.91%	0.84%	—
Expenses, before expense reductions	1.06	%(b)	1.07%	1.03%	1.01%	1.06%	1.10%
Portfolio turnover rate	18.17%		27.67%	36.69%	30.98%	30.28%	22.99%
Net assets at end of period (000)	$45,547		$50,559	$57,690	$53,912	$41,860	$28,934

(a)	Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.

(b)	Annualized.

12 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS

Thornburg Florida Intermediate Municipal Fund	March 31, 2006 (Unaudited)

CUSIPS: CLASS A - 885-215-707

NASDAQ SYMBOLS: CLASS A - THFLX

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Broward County Multi Family Housing, 5.40% due 10/1/2011 (Pembroke Park Apts Project; Guaranty: Florida Housing Finance Corp.)	NR/NR	$635,000	$648,786
Broward County Resource Recovery Revenue Refunding, 5.375% due 12/1/2009 (Wheelabrator South Project)	A3/AA	1,240,000	1,295,316
Capital Projects Finance Authority Student Housing, 5.50% due 10/1/2012 (Capital Projects Student Housing; Insured: MBIA)	Aaa/AAA	820,000	874,809
Capital Trust Agency Multi Family Housing Revenue Series A, 5.15% due 11/1/2030 put 11/1/2010 (Shadow Run Project; Collateralized: FNMA)	Aaa/NR	1,000,000	1,035,740
Collier County Housing Finance Authority Multi Family Revenue A-1, 4.90% due 2/15/2032 put 2/15/2012 (Goodlette Arms Project; Collateralized: FNMA)	Aaa/NR	800,000	828,040
Cooper City Utility Systems Capital Appreciation Refunding Series A, 0% due 10/1/2013 (Insured:AMBAC)	Aaa/AAA	3,000,000	1,793,550
Crossings at Fleming Island Community Development Refunding Series A, 5.60% due 5/1/2012 (Insured: MBIA)	Aaa/AAA	310,000	333,653
Crossings at Fleming Island Community Development Refunding Series B, 5.45% due 5/1/2010 (Insured: MBIA)	Aaa/AAA	584,000	603,424
Deltona Utility Systems Revenue, 5.25% due 10/1/2015 (Insured: MBIA)	Aaa/AAA	1,185,000	1,273,804
Escambia County Florida Pollution Control, 6.40% due 9/1/2030 (Champion International Corp. Project) (AMT)	Baa3/NR	1,500,000	1,546,545
Escambia County Health Facilities Revenue (Baptist Hospital/Baptist Manor), 5.125% due 10/1/2014	Baa1/BBB+	1,000,000	1,024,330
Escambia County Health Facility Revenue, 5.95% due 7/1/2020 (Florida Health Care Facility Loan Project; Insured:AMBAC)	Aaa/NR	560,000	588,230
First Florida Govt. Financing Commission Revenue Refunding Series B, 5.50% due 7/1/2016 (Insured:AMBAC)	Aaa/NR	300,000	332,721
Flagler County School Board COP Series A, 5.00% due 8/1/2020 (Insured: FSA)	Aaa/AAA	1,560,000	1,633,351
Florida Board of Education Capital Outlay, 9.125% due 6/1/2014	Aa1/AAA	905,000	1,130,635
Florida Finance Corp. Revenue Homeowner Mortgage Series 1, 4.80% due 1/1/2016	Aa2/AA	405,000	414,720
Florida Housing Finance Agency, 3.90% due 12/1/2007 (Multi Family Guaranteed Mortgage; LOC:Wachovia Bank)	NR/NR	1,000,000	991,430
Florida Housing Finance Corp. Revenue Housing D 1, 5.10% due 10/1/2011 (Augustine Club Apartments Project; Insured: MBIA)	Aaa/NR	200,000	203,576
Florida Housing Finance Corp. Revenue Housing D 1, 5.40% due 4/1/2014 (Augustine Club Apartments Project; Insured: MBIA)	Aaa/NR	415,000	426,919
Florida State Board of Education Series C, 6.00% due 5/1/2007 (ETM)	NR/NR	300,000	300,504
Florida State Board of Education Series D, 6.20% due 5/1/2007 (Insured: MBIA) (ETM)	Aaa/AAA	220,000	220,407
Florida State Department of Children & Families COP South Florida Evaluation Treatment, 5.00% due 10/1/2018	NR/AA+	2,090,000	2,193,141
Florida State Department of Environmental Protection Revenue Series A, 5.00% due 7/1/2017 (Florida Forever Project; Insured: FGIC)	Aaa/AAA	1,000,000	1,059,520
Grand Haven Community Development District Florida Special Assessment Series A, 6.90% due 5/1/2019	NR/NR	275,000	275,872
Gulf Breeze Revenue, 4.70% due 12/1/2015 put 12/1/2010 (Insured: FGIC)	Aaa/AAA	375,000	385,920
Highlands County Health Facilities Refunding Series B, 5.00% due 11/15/2019 put 11/15/15 (Adventist Health Hospital Project)	A2/A+	1,000,000	1,035,490
Hillsborough County Aviation Authority Revenue Tampa International Airport Series A, 5.25% due 10/1/2009 (Insured: MBIA)	Aaa/AAA	1,000,000	1,046,100
Hillsborough County Industrial Development Authority, 5.10% due 10/1/2013 (Tampa Electric Co. Project)	Baa2/BBB-	1,000,000	1,038,460
Jacksonville Health Facilities Authority Hospital Revenue, 5.75% due 8/15/2014 pre-refunded 8/15/2011	Aa2/NR	1,000,000	1,071,740
Certified	Semi-Annual Report 13

Certified Semi-Annual Report 13

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Florida Intermediate Municipal Fund	March 31, 2006 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Lee County COP, 4.90% due 10/1/2006 (Master Lease Project; Insured:AMBAC)	Aaa/AAA	$500,000	$500,530
Miami Dade County Special Housing Revenue Refunding, 5.80% due 10/1/2012 (HUD Section 8)	Baa3/NR	925,000	923,520
Miami Refunding, 5.375% due 9/1/2015 (Insured: MBIA)	Aaa/AAA	1,000,000	1,078,280
North Miami Health Facilities Authority Revenue, 6.00% due 8/15/2024 (Catholic Health Services Obligation Group Project; LOC: Suntrust Bank)	Aa3/NR	300,000	307,851
Okeechobee County Florida Solid Waste Revenue, 4.20% due 7/1/2039 put 7/1/2009 (Waste Management Landfill A Project) (AMT)	NR/A-2	1,000,000	998,440
Orange County Health Facilities Authority Revenue Refunding, 5.125% due 6/1/2014 (Mayflower Retirement Project; Insured: Radian)	NR/AA	1,000,000	1,033,550
Orange County Health Facilities Authority Revenue Refunding, 6.375% due 11/15/2020 pre-refunded 11/15/10 (Adventist Health Systems Project)	A2/NR	1,000,000	1,118,370
Orange County Health Facilities Authority Revenue Unrefunded Balance Series A, 6.25% due 10/1/2013 (Orlando Regional Hospital Project; Insured: MBIA)	Aaa/AAA	440,000	499,334
Orange County Health Facilities Authority Revenue Unrefunded Balance Series A, 6.25% due 10/1/2016 (Insured: MBIA)	Aaa/AAA	300,000	346,758
Orange County School Board COP Series A, 5.50% due 8/1/2017 (Insured: MBIA)	Aaa/AAA	735,000	802,848
Palm Beach County Industrial Development Revenue Series 1996, 6.10% due 12/1/2007 pre-refunded 12/1/2006 (Lourdes-Noreen McKeen-Geriatric Care Project; LOC:Allied Irish Bank)	NR/A	515,000	533,550
Palm Beach County Industrial Development Revenue Series 1996, 6.20% due 12/1/2008 pre-refunded 12/1/2006 (Lourdes-Noreen McKeen-Geriatric Care Project; LOC:Allied Irish Bank)	NR/A	270,000	279,893
Palm Beach County School Board COP Series D, 5.00% due 8/1/2012 (Insured: FSA)	Aaa/AAA	400,000	423,656
Pasco County Housing Finance Authority Multi-Family Housing Revenue, 5.50% due 6/1/2027 put 6/1/2008 (Cypress Trail Apartments Project; Guaranty:Axa Reinsurance)	NR/AA-	1,020,000	1,022,071
Pensacola Airport Revenue Series B, 5.40% due 10/1/2007 (Insured: MBIA)	Aaa/AAA	275,000	279,414
Port Everglades Authority Port Improvement Revenue Refunding Series A, 5.00% due 9/1/2016 (Insured: FSA)	Aaa/AAA	2,000,000	2,000,820
Sarasota County Public Hospital Series A, 3.17% due 7/1/2037 put 4/3/2006 (Sarosota Memorial Hospital Project; Insured:AMBAC) (daily demand notes)	VMIGI/NR	1,050,000	1,050,000
St. John’s County Florida Industrial Development Authority Series A, 5.50% due 8/1/2014 (Presbyterian Retirement Project)	NR/NR	1,000,000	1,052,520
Tampa Revenue, 5.50% due 11/15/2013 (Insured: MBIA)	Aaa/AAA	1,050,000	1,144,983
University Athletic Association Inc. Florida Athletic Program Revenue Refunding, 3.17% due 10/1/2031 put 4/3/2006 (LOC: Suntrust Bank) (daily demand notes)	Aa3/NR	1,100,000	1,100,000
University Central Florida COP Convocation Corp. Series A, 5.00% due 10/1/2019 (Insured: FGIC)	Aaa/AAA	1,135,000	1,195,529
USF Financing Corp. COP Master Lease Program Series A, 5.00% due 7/1/2018 (Insured:AMBAC)	Aaa/AAA	1,000,000	1,048,220

TOTAL INVESTMENTS — 97.36% (Cost $43,701,306)			$44,346,869

OTHER ASSETS LESS LIABILITIES — 2.64%			1,200,369

NET ASSETS — 100.00%			$45,547,238

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred prior to or subsequent to the reporting period end.

See notes to financial statements.

14 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Florida Intermediate Municipal Fund	March 31, 2006 (Unaudited)

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
COP	Certificates of Participation
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FNMA	Collateralized by Federal National Mortgage Association
FSA	Insured by Financial Security Assurance Co.
LOC	Letter of Credit
MBIA	Insured by Municipal Bond Investors Assurance
RADIAN	Insured by Radian Asset Assurance

SUMMARY OF SECURITY CREDIT RATINGS†

Ratings are a blend of Moody’s and Standard & Poor’s, using the higher rating. Some bonds are rated by only one service.

Certified Semi-Annual Report 15

EXPENSE EXAMPLE

Thornburg Florida Intermediate Municipal Fund	March 31, 2006 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A Shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 30, 2005 and held until March 31, 2006.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 9/30/05	Ending Account Value 3/31/06	Expenses Paid During Period† 9/30/05-3/31/06
Class A Shares
Actual	$1,000	$1,005.90	$4.95
Hypothetical*	$1,000	$1,019.99	$4.99

†	Expenses are equal to the annualized expense ratio for Class A shares (0.99%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

16 Certified Semi-Annual Report

OTHER INFORMATION

Thornburg Florida Intermediate Municipal Fund	March 31, 2006 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Commencing August 31, 2004, information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

Certified Semi-Annual Report 17

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

February 8, 2005

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

This statement is submitted for the general information of the shareholders of Thornburg Investment Trust. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund’s investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money.

18 This page is not part of the Semi-Annual Report.

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

403(b)

A special, tax-advantaged savings vehicle available only to employees of 501(c)(3) organizations, such as charitable, educational, scientific and religious organizations. 403(b) plans are also available to employees of public schools and universities.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

This page is not part of the Semi-Annual Report. 19

The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $22 billion. Founded in 1982, the firm manages four equity funds, eight bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and controlling risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $126 million in Thornburg Funds.

Core Strategies for Building Wealth

We deliver core strategies to help investors meet long-term goals. A core strategy is a consistent, disciplined and proven investment process that represents the foundation of a diversified portfolio.

Investment Manager:	Distributor:

119 East Marcy Street	119 East Marcy Street
Santa Fe, New Mexico 87501	Santa Fe, New Mexico 87501
800.847.0200	800.847.0200

Thornburg New York Intermediate Municipal Fund

Laddering – an All Weather Strategy

The Fund’s investment objective is to obtain as high a level of current income exempt from Federal, New York State and New York City individual income taxes as is consistent with preservation of capital.

The Fund offers New York investors double (or for New York City residents triple) tax-free yields (may be subject to Alternative Minimum Tax) from a laddered portfolio with an average maturity of ten years or less. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year; cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder. The strategy is a good compromise for managing different types of risk.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg Florida Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

Thornburg’s equity research uses a fundamental, yet comprehensive, analytical approach. We invest when and where we perceive compelling value. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

Reduce paper clutter. Receive your shareholder reports and prospectus online instead of through traditional mail. Sign up at www.thornburg.com/edelivery

2 This page is not part of the Semi-Annual Report.

2006

Semi-Annual Report

Thornburg New York Intermediate Municipal Fund

March 31, 2006

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Certified Semi-Annual Report 3

Important Information

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

The maximum sales charge for Class A Shares is 2.00%.

Performance data given at net asset value (NAV) does not take into account these sales charges. If the sales charges had been included, the performance would have been lower.

Shares in the Fund carry risks, including possible loss of principal. As with direct bond ownership, funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The principal value of bond funds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Shares in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency.

The information presented on the following pages was current as of March 31, 2006. The manager’s views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each Fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Glossary

The Merrill Lynch 7-12 Year Municipal Bond Index – A widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon bearing bonds issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody’s investment grade rating and maturities of seven to twelve years.

Duration – The measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Weighted Average Maturity – Is a weighted average of all the effective maturities of the bonds in a portfolio. Effective maturity takes into consideration mortgage prepayments, puts, sinking funds, adjustable coupons, and other features of individual bonds and is thus a more accurate measure of interest-rate sensitivity. Longer-maturity funds are generally considered more interest-rate sensitive than their shorter counterparts.

Fed Funds Rate – Is the interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

4 Certified Semi-Annual Report

Letter to Shareholders

George Strickland

Portfolio Manager

April 24, 2006

Dear Fellow Shareholder:

I am pleased to present the Semi-Annual Report for the Thornburg New York Intermediate Municipal Fund. The net asset value of the Class A shares decreased by 16 cents to $12.28 during the six month period ending March 31, 2006. If you were with us for the entire period, you received dividends of 22.1 cents per share. If you reinvested dividends, you received 22.3 cents per share.

Over the past six months, the municipal bond yield curve has continued to flatten. Interest rates on short and intermediate bonds have risen, while the interest rates on long-term bonds have barely budged. Since bond prices move in the opposite direction of yields, long-term bond prices have been relatively stable while short and intermediate bond prices have fallen somewhat. The Class A shares of your Fund produced a total return of 0.49% over the last six months, slightly less than the 0.59% return for the Merrill Lynch 7-12 Year Municipal Bond Index. The Fund was over weighted in bonds that mature in eight years or less. Since the returns of those short-term bonds lagged the return of the index, the Fund’s return lagged the index somewhat.

The flatter yield curve has created a fairly unusual situation in the municipal bond market whereby 10-year municipal bonds currently yield 92% as much as 30-year municipal bonds. Over the last five years, that ratio has averaged closer to 84%. We believe that the higher ratio indicates that there is better relative value in 10-year municipal bonds, where we prefer to invest, than in longer term municipal bonds.

We are not surprised that short and intermediate bond yields have risen. Short-term bond yields tend to be closely tied to the Fed Funds Rate, which has increased from 1.0% to 4.75% since June 2004. Long-term bond yields are influenced by future expectations about inflation and economic growth, and by large-scale capital flows. U.S. economic growth has shown no signs of faltering or overheating – just a steady push toward full utilization. Commodity price inflation has been alarming, but broader measures of consumer prices have been better behaved. In previous environments, such conditions accompanied by a tightening Fed would have led to higher long-term interest rates. However, capital flows have kept a lid on long-term rates so far. In 2005, foreign buyers purchased 160% of Treasury bond net issuance. That volume of offshore buying has kept long-term bond yields low.

This year, the U.S. Treasury will be issuing significantly more debt than last year, both to finance a widening budget deficit and to roll over maturing notes. There are some signs that Japanese and European interest rates may rise and create more competition for U.S. bonds. Such a combination could put a significant amount of upward pressure on long-term interest rates. However, short-term interest rates, by contrast, have already risen substantially and may be close to leveling off. So we believe that long-term bonds carry much more risk than short-term bonds in the current environment.

New issue municipal bond supply is down 29% from last year’s pace. The reduced supply has helped the municipal market significantly outperform the Treasury bond market so far this year. We have been gradually shortening the duration of the Fund through the first quarter of 2006, but if interest rates continue rising, we will likely extend the duration

Certified Semi-Annual Report 5

somewhat as we find interesting buying opportunities toward the top of the Fund’s bond ladder.

% of portfolio maturing			Cumulative % maturing
2 years	=	17.7%	Year 2	=	17.7%
2 to 4 years	=	10.7%	Year 4	=	28.4%
4 to 6 years	=	13.2%	Year 6	=	41.6%
6 to 8 years	=	10.8%	Year 8	=	52.4%
8 to 10 years	=	13.6%	Year 10	=	66.0%
10 to 12 years	=	17.2%	Year 12	=	83.2%
12 to 14 years	=	8.7%	Year 14	=	91.9%
14 to 16 years	=	4.2%	Year 16	=	96.1%
16 to 18 years	=	0.0%	Year 18	=	96.1%
Over 18 years	=	3.9%	Over 18 years	=	100.0%

Percentages can and do vary. Data as of 3/31/06.

Your Thornburg New York Intermediate Municipal Fund is a laddered portfolio of over 40 municipal obligations from all over New York. Today, your Fund’s weighted average maturity is 6.9 years. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering intermediate bonds accomplishes two goals. First, the staggered bond maturities contained in a ladder defuse interest-rate risk and dampen the Fund’s price volatility. Second, laddering gives the Fund a steady cash flow stream from maturing bonds to reinvest toward the top of the ladder where yields are typically higher. The laddering strategy is what differentiates this Fund from most bond mutual funds. It will be particularly useful if interest rates continue rising, because it should allow the Fund to continue increasing the yield of the portfolio as bonds mature and get replaced with new ones. The chart shown here describes the percentages of your Fund’s bond portfolio maturing in each of the coming years.

The state of New York has enjoyed recent tax revenue growth of over 12%, which has allowed the state to cut taxes while building general fund reserves to a projected $3 billion. Debt levels remain well above national averages and the state is beginning a major school construction program. The strong tax revenues and lack of major credit problems have helped drive down the risk premiums on lower quality municipal debt. We believe that the strong economy maybe cyclical in nature, so we are cautious about buying lower quality bonds in this environment. To reduce credit risk, we have kept 95% of the portfolio in bonds rated A or above by at least one rating agency and maintained broad diversification across issuers and market sectors.

Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your Fund to perform consistently well in varying interest rate environments. Thank you for investing in Thornburg New York Intermediate Municipal Fund.

Sincerely,

George Strickland Portfolio Manager

6 Certified Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES

Thornburg New York Intermediate Municipal Fund	March 31, 2006 (Unaudited)

ASSETS
Investments at value (cost $36,083,617)	$36,727,829
Cash	33,413
Receivable for fund shares sold	1,740
Interest receivable	422,327
Prepaid expenses and other assets	1,151

Total Assets	37,186,460

LIABILITIES
Payable for fund shares redeemed	161,603
Payable to investment advisor and other affiliates (Note 3)	25,677
Accounts payable and accrued expenses	22,715
Dividends payable	39,071

Total Liabilities	249,066

NET ASSETS	$36,937,394

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(8,584)
Net unrealized appreciation on investments	644,213
Accumulated net realized gain (loss)	(51,905)
Net capital paid in on shares of beneficial interest	36,353,670

$36,937,394

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($36,937,394 applicable to 3,009,002 shares of beneficial interest outstanding - Note 4)	$12.28
Maximum sales charge, 2.00% of offering price	0.25

Maximum offering price per share	$12.53

See notes to financial statements.

Certified Semi-Annual Report 7

STATEMENT OF OPERATIONS

Thornburg New York Intermediate Municipal Fund	Six Months Ended March 31, 2006 (Unaudited)

INVESTMENT INCOME:
Interest income (net of premium amortized of $115,456)	$909,584

EXPENSES:
Investment advisory fees (Note 3)	99,399
Administration fees (Note 3)	24,850
Distribution and service fees (Note 3)	49,699
Transfer agent fees	17,779
Registration and filing fees	155
Custodian fees (Note 3)	12,872
Professional fees	9,999
Accounting fees	2,109
Trustee fees	264
Other expenses	5,523

Total Expenses	222,649
Less:
Management fees waived by investment advisor (Note 3)	(23,231)
Fees paid indirectly (Note 3)	(2,609)

Net Expenses	196,809

Net Investment Income	712,775

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments sold	17,820
Net change in unrealized appreciation (depreciation) of investments	(527,508)

Net Realized and Unrealized Loss	(509,688)

Net Increase in Net Assets Resulting From Operations	$203,087

See notes to financial statements.

8 Certified Semi-Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg New York Intermediate Municipal Fund	(Unaudited)*

	*Six Months Ended March 31, 2006	Year Ended September 30, 2005
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$712,775	$1,448,110
Net realized gain (loss) on investments	17,820	(50,108)
Increase (Decrease) in unrealized appreciation (depreciation) of investments	(527,508)	(668,668)

Net Increase (Decrease) in Net Assets Resulting from Operations	203,087	729,334
DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(712,775)	(1,448,110)
FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(3,928,392)	(3,448,315)

Net Decrease in Net Assets	(4,438,080)	(4,167,091)
NET ASSETS:
Beginning of period	41,375,474	45,542,565

End of period	$36,937,394	$41,375,474

See notes to financial statements.

Certified Semi-Annual Report 9

NOTES TO FINANCIAL STATEMENTS

Thornburg New York Intermediate Municipal Fund	March 31, 2006 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg New York Intermediate Municipal Fund (the “Fund”) is a non-diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing eleven series of shares of beneficial interest in addition to those of the Fund: Thornburg California Limited Term Municipal Fund, Thornburg Limited Term Municipal Fund, Thornburg Florida Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, and Thornburg Investment Income Builder Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s investment objective is to obtain as high a level of current income exempt from Federal income tax as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. The Fund will also invest primarily in municipal obligations within the state of New York, with the objective of having interest dividends paid to its shareholders exempt from any individual income taxes. Additionally, the Fund will seek to have dividends paid to its individual shareholders exempt from New York City income taxes. The Fund currently offers only one class of shares of beneficial interest, Class A shares.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: The Trust determines the value of investments utilizing an independent pricing service approved by the Board of Trustees. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices, normally at 4:00 p.m. EST. When quotations are not readily available, securities are valued at evaluated prices as determined by the pricing service using methods which include consideration of yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity, and rating; indications as to value from dealers and general market conditions. In any case where a price is not available from a pricing service for an investment, the Trust’s valuation and pricing committee determines a fair value for the investment using factors approved by the Trustees. The valuation procedures used by the pricing service and the portfolio valuations received by the Fund are reviewed by the officers of the Trust under the general supervision of the Board of Trustees. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable (if any) and tax exempt income of the Fund to the shareholders. Therefore, no provision for Federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

10 Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New York Intermediate Municipal Fund	March 31, 2006 (Unaudited)

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services for which the fees are payable at the end of each month. For the period ended March 31, 2006, these fees were payable at annual rates ranging from .50 of 1% to .275 of 1% per annum of the average daily net assets of the Fund. For the period ended March 31, 2006, the Advisor voluntarily waived investment advisory fees of $23,231. The Trust entered into an Administrative Services Agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the distributor of Fund shares. For the period ended March 31, 2006, the Distributor has advised the Fund that it earned no commissions from the sale of Class A shares.

Pursuant to a Service Plan, under Rule 12b-1 of the Investment Company Act of 1940, the Trust may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the Fund’s average daily net assets for payments made by the Advisor to securities dealers and other persons for distribution of the Fund’s shares and to obtain various shareholder related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the period ended March 31, 2006, fees paid indirectly were $2,609. This figure may include additional fees waived by the Custodian.

Certain officers and Trustees of the Trust are also officers and/or Directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2006, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Period Ended March 31, 2006		Year Ended September 30, 2005
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	119,283	$1,476,209	413,556	$5,190,988
Shares issued to shareholders in reinvestment of dividends	37,411	462,263	73,108	916,743
Shares repurchased	(474,824)	(5,866,864)	(762,664)	(9,556,046)

Net Increase (Decrease)	(318,130)	$(3,928,392)	(276,000)	$(3,448,315)

Certified Semi-Annual Report 11

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New York Intermediate Municipal Fund	March 31, 2006 (Unaudited)

NOTE 5 – SECURITIES TRANSACTIONS

For the period ended March 31, 2006, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $3,734,140 and $6,718,887, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2006, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$36,083,102

Gross unrealized appreciation on a tax basis	$729,359
Gross unrealized depreciation on a tax basis	(84,631)

Net unrealized appreciation (depreciation) on investments (tax basis)	$644,728

At March 31, 2006, the Fund had tax basis capital losses of $20,132, which may be carried over to offset future capital gains. Such capital loss carryovers expire September 30, 2011.

At March 31, 2006, the Fund had deferred capital losses occurring subsequent to October 31, 2004 of $50,108. For tax purposes, such losses will be reflected in the year ending September 30, 2006.

12 Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS

Thornburg New York Intermediate Municipal Fund	(Unaudited)*

	*6 Mo. Ended March 31, 2006		Year Ended Sept. 30, 2005	3 Mo. Ended Sept. 30, 2004(c)		Year Ended June 30,
						2004	2003	2002	2001
Class A Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.44		$12.64	$12.46		$12.86	$12.63	$12.55	$12.16

Income from investment operations:
Net investment income	0.22		0.42	0.10		0.45	0.51	0.54	0.62
Net realized and unrealized gain (loss) on investments	(0.16)		(0.20)	0.18		(0.40)	0.25	0.08	0.39

Total from investment operations	0.06		0.22	0.28		0.05	0.76	0.62	1.01

Less dividends from:
Net investment income	(0.22)		(0.42)	(0.10)		(0.45)	(0.51)	(0.54)	(0.62)
Realized capital gains	—		—	—		—	(0.02)	—	—

Total distributions	(0.22)		(0.42)	(0.10)		(0.45)	(0.53)	(0.54)	(0.62)

Change in net asset value	(0.16)		(0.20)	0.18		(0.40)	0.23	0.08	0.39
NET ASSET VALUE, end of period	$12.28		$12.44	$12.64		$12.46	$12.86	$12.63	$12.55

RATIOS/SUPPLEMENTAL DATA
Total return(a)	0.49%		1.73%	2.26%		0.36%	6.16%	5.05%	8.44%
Ratios to average net assets:
Net investment income	3.59	%(b)	3.31%	3.19	%(b)	3.51%	4.02%	4.29%	4.95%
Expenses, after expense reductions	1.00	%(b)	1.00%	0.99	%(b)	0.99%	0.93%	0.87%	0.87%
Expenses, after expense reductions and net of custody credits	0.99	%(b)	0.99%	0.99	%(b)	0.99%	0.93%	0.87%	—
Expenses, before expense reductions	1.11	%(b)	1.12%	1.18	%(b)	1.11%	1.10%	1.09%	1.13%
Portfolio turnover rate	9.65%		28.70%	4.27%		13.46%	15.57%	17.66%	21.96%
Net assets at end of period (000)	$36,937		$41,375	$45,543		$42,551	$39,764	$32,076	$25,855

(a)	Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.

(b)	Annualized.

(c)	The Fund’s fiscal year-end changed to September 30.

Certified Semi-Annual Report 13

SCHEDULE OF INVESTMENTS

Thornburg New York Intermediate Municipal Fund	March 31, 2006 (Unaudited)

CUSIPS: CLASS A - 885-215-665

NASDAQ SYMBOLS: CLASS A - THNYX

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Amherst Industrial Development Agency Civic Facility Revenue, 5.75% due 4/1/2015 (Insured: ACA)	NR/A	$465,000	$495,769
Bethlehem Central School District GO, 7.10% due 11/1/2006 (Insured: AMBAC)	Aaa/AAA	700,000	714,028
Brookhaven Industrial Development Agency Revenue, 4.375% due 11/1/2031 put 11/1/2006 (Methodist Retirement Community Project; LOC: Northfork Bank)	A1/A-	1,060,000	1,063,159
Canastota Central School District GO, 7.10% due 6/15/2007 (ETM)	A2/NR	215,000	224,023
Canastota Central School District GO, 7.10% due 6/15/2008 (ETM)	A2/NR	205,000	220,248
Hempstead Town Industrial Development Agency Resource Recovery Revenue, 5.00% due 12/1/2010 put 6/1/2010 (American Ref-Fuel Project)	Ba1/BB+	1,000,000	1,037,200
Monroe County Industrial Development Agency Revenue, 6.45% due 2/1/2014 (Civic Facility - DePaul Community Facility Project; Insured: Sonyma)	Aa1/NR	805,000	811,810
Nassau Health Care Corp., 6.00% due 8/1/2011 pre-refunded 8/1/2009	Aaa/AAA	530,000	578,299
New York City, 3.16% due 8/1/2017 put 4/3/2006 (LOC: JPM) (daily demand notes)	VMIG1/A-1+	700,000	700,000
New York City Industrial Development Agency Civic Facility Revenue Refunding, 6. 00% due 8/1/2006 (YMCA Greater New York Project)	Baa1/NR	580,000	584,327
New York City Municipal Water Finance Authority Series B, 5.75% due 6/15/2013 (ETM)	Aaa/AAA	1,000,000	1,036,620
New York City Transitional Authority Facilities Refunding Series A 1, 5.00% due 11/1/2020	Aa1/AAA	1,000,000	1,056,890
New York City Transitional Refunding Future Tax Secured C, 5.25% due 8/1/2016 (Insured: AMBAC)	Aaa/AAA	1,365,000	1,458,926
New York City Trust Cultural Resources Revenue, 5.75% due 7/1/2014 (Museum of American Folk Art Project; Insured: ACA)	NR/A	920,000	975,246
New York Convention Center Development Corp. Hotel Unit Fee Secured, 5.00% due 11/15/2017 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,063,640
New York Dormitory Authority Lease Revenue Series A, 5.25% due 8/15/2013 (Insured: FSA)	Aaa/AAA	1,000,000	1,059,790
New York Dormitory Authority Revenue, 5.25% due 7/1/2010 (Insured: Radian)	NR/AA	350,000	368,319
New York Dormitory Authority Revenue, 5.25% due 7/1/2011 (Insured: Radian)	NR/AA	370,000	392,041
New York Dormitory Authority Revenue Mental Health Services A, 5.50% due 2/15/2019 pre-refunded 8/15/2011 (Insured: MBIA)	Aaa/AAA	1,085,000	1,178,766
New York Dormitory Authority Revenue Mental Health Services Facilities Improvement A, 5.00% due 2/15/2015 (Insured: AMBAC)	Aaa/AAA	1,900,000	2,025,305
New York Dormitory Authority Revenue Refunding, 6.10% due 7/1/2019 (Ryan Clinton Community Health Center Project; Insured: Sonyma)	Aa1/NR	1,000,000	1,084,640
New York Dormitory Authority School District Bond Financing Program Series A, 5.50% due 7/1/2009 (State Aid Withholding)	NR/A+	575,000	606,027
New York Environmental Facilities Corp. PCR Water Series E, 6.875% due 6/15/2014 (State Revolving Fund)	Aaa/AAA	400,000	402,612
New York Housing Finance Service Series A, 6.375% due 9/15/2015 pre-refunded 9/15/2007	A1/AAA	665,000	691,021
New York Refunded Series G, 6.75% due 2/1/2009 (ETM)	Aaa/AAA	50,000	54,179
New York Refunding Series A, 5.50% due 8/1/2014 (Insured: FSA)	Aaa/AAA	1,000,000	1,089,620
New York Refunding Series H, 5.00% due 8/1/2018	A1/A+	1,000,000	1,046,390
New York State Dormitory Authority Revenue Personal Income Tax, 5.50% due 3/15/2012	A1/AAA	1,000,000	1,083,070
New York State Dormitory Authority Revenue Refunding, 5.00% due 2/15/2010 (Wyckoff Heights Project; Insured: AMBAC)	Aaa/AAA	1,000,000	1,035,980
New York State Dormitory Authority State Personal Income Tax Revenue Education Series F, 5.00% due 3/15/2019 (Insured: FSA)	Aaa/AAA	1,000,000	1,056,120
New York State Mortgage Agency Revenue Series 70, 5.375% due 10/1/2017	Aa1/NR	300,000	305,961
New York State Thruway Authority General Revenue Series F, 5.00% due 1/1/2018 (Insured: AMBAC)	Aaa/AAA	2,000,000	2,116,020
New York State Thruway Authority Service Contract Revenue Refunding, 5.50% due 4/1/2013 (Local Highway & Bridge Project; Insured: XLCA)	Aaa/AAA	1,000,000	1,076,830
New York Unrefunded Series G, 6.75% due 2/1/2009 (Insured: MBIA-IBC)	Aaa/AAA	950,000	1,027,653
New York Urban Development Corp. Correctional Facilities Revenue, 0% due 1/1/2008	A1/AA-	2,000,000	1,873,460
Newark Wayne Community Hospital Revenue Series B, 5.875% due 1/15/2033 (Insured: AMBAC)	Aaa/AAA	1,445,000	1,447,644
Oneida County Industrial Development Agency Revenue, 6.00% due 1/1/2010 (Insured: Radian)	NR/AA	375,000	400,849

14 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg New York Intermediate Municipal Fund	March 31, 2006 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Oneida County Industrial Development Agency Revenue, 6.10% due 6/1/2020 (Civic Facility Presbyterian Home Project; LOC: HSBC Bank USA)	Aa2/NR	$450,000	$482,913
Port Chester Industrial Development Agency Refunding, 4.75% due 7/1/2031 put 7/1/2011 (American Foundation Project; Collateralized: FNMA)	NR/AAA	750,000	776,895
Puerto Rico Electric Power Authority Power Revenue Refunding Series J, 5.375% due 7/1/2017 (Insured: XLCA)	Aaa/AAA	1,045,000	1,150,179
Utica Industrial Development Agency Civic Facility Revenue, 5.25% due 7/15/2016 (Munson Williams Proctor Institute Project)	A1/NR	210,000	224,866
Valley Central School District Montgomery, 7.15% due 6/15/2007 (Insured: AMBAC)	Aaa/AAA	625,000	650,494

TOTAL INVESTMENTS — 99. 43% (Cost $36,083,617)			$36,727,829
OTHER ASSETS LESS LIABILITIES — 0.57%			209,565

NET ASSETS — 100.00%			$36,937,394

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred prior to or subsequent to the reporting period end.

See notes to financial statements.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access

AMBAC	Insured by American Municipal Bond Assurance Corp.

ETM	Escrowed to Maturity

FNMA	Collateralized by Federal National Mortgage Association

FSA	Insured by Financial Security Assurance Co.

GO	General Obligation

MBIA	Insured by Municipal Bond Investors Assurance

MBIA-IBC	Insured by Municipal Bond Investors Assurance - Insured Bond Certificates

RADIAN	Insured by Radian Asset Assurance

SONYMA	State of New York Mortgage Authority

XLCA	Insured by XL Capital Assurance

SUMMARY OF SECURITY CREDIT RATINGS†

Ratings are a blend of Moody’s and Standard & Poor’s, using the higher rating. Some bonds are rated by only one service.

Certified Semi-Annual Report 15

EXPENSE EXAMPLE

Thornburg New York Intermediate Municipal Fund	March 31, 2006 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A Shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 30, 2005 and held until March 31, 2006.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	9/30/05	3/31/06	9/30/05-3/31/06
Class A Shares
Actual	$1,000	$1,004.90	$4.95
Hypothetical*	$1,000	$1,019.99	$4.99

†	Expenses are equal to the annualized expense ratio for class A shares (0.99%) multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

16 Certified Semi-Annual Report

OTHER INFORMATION

Thornburg New York Intermediate Municipal Fund	March 31, 2006 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Commencing August 31, 2004, information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

Certified Semi-Annual Report 17

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

February 8, 2005

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

This statement is submitted for the general information of the shareholders of Thornburg Investment Trust. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund’s investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money.

18 This page is not part of the Semi-Annual Report.

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

403(b)

A special, tax-advantaged savings vehicle available only to employees of 501(c)(3) organizations, such as charitable, educational, scientific and religious organizations. 403(b) plans are also available to employees of public schools and universities.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

This page is not part of the Semi-Annual Report. 19

The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $22 billion. Founded in 1982, the firm manages four equity funds, eight bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and controlling risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $126 million in Thornburg Funds.

Core Strategies for Building Wealth

We deliver core strategies to help investors meet long-term goals. A core strategy is a consistent, disciplined and proven investment process that represents the foundation of a diversified portfolio.

Investment Manager:	Distributor:

119 East Marcy Street	119 East Marcy Street
Santa Fe, New Mexico 87501	Santa Fe, New Mexico 87501
800.847.0200	800.847.0200

Thornburg Limited Term Income Funds

Laddering – an All Weather Strategy

The Funds’ objectives are to obtain as high a level of current income as is consistent with the preservation of capital.

Thornburg Limited Term U.S. Government Fund – This Fund is a laddered portfolio of short/ intermediate obligations issued by the U.S. Government, its agencies or instrumentalities with an average maturity of five years or less.

Thornburg Limited Term Income Fund – This Fund is a laddered portfolio of short/intermediate investment grade obligations with an average maturity of five years or less.

Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year; cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder. The strategy is a good compromise for managing different types of risk.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg Florida Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

Thornburg’s equity research uses a fundamental, yet comprehensive, analytical approach. We invest when and where we perceive compelling value. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

Reduce paper clutter.
Receive your shareholder reports and prospectus online instead of through traditional mail.
Sign up at
www.thornburg.com/edelivery

2 This page is not part of the Semi-Annual Report.

2006

Certified Semi-Annual Report

Thornburg Limited Term Income Funds

March 31, 2006

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Certified Semi-Annual Report 3

Important Information

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

The maximum sales charge for Class A Shares is 1.50%. Class B shares are sold with a contingent deferred sales charge (CDSC) that declines from 5.00% to 0% depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. C shares include a 0.50% CDSC for the first year only. There is no up-front sales charge for R1 shares.

Performance data given at net asset value (NAV) does not take into account these sales charges. If the sales charges had been included, the performance would have been lower.

Shares in the Funds carry risks, including possible loss of principal. As with direct bond ownership, funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The principal value of bond funds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Shares in the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency.

The information presented on the following pages was current as of March 31, 2006. The manager’s views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each Fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Glossary

The Lehman Brothers Intermediate Government/Credit Bond Index – An unmanaged, market-weighted index generally representative of intermediate government and investment-grade corporate debt securities having maturities of up to ten years.

The Lehman Brothers Intermediate Government Bond Index – An unmanaged, market-weighted index generally representative of all public obligations of the U.S. Government, its agencies and instrumentalities having maturities of up to ten years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Duration – The measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Basis Point – A unit for measuring a bond yield that is equal to 1/100th of a 1% yield. A 1% change =100 basis points (bps)

Fed Funds Rate – Is the interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

U.S. Treasuries – U.S. Treasury Securities are guaranteed as to the timely payment of principal and interest, if held to maturity and the Fund shares are not guaranteed and are subject to loss.

4 Certified Semi-Annual Report

Letter to Shareholders

Steve Bohlin

Portfolio Manager

April 13, 2006

Dear Fellow Shareholder:

I am pleased to present the Semi-Annual Report for the Thornburg Limited Term U.S. Government Fund and the Thornburg Limited Term Income Fund for the six months ended March 31, 2006. The net asset value of a Class A share of the Thornburg Limited Term U.S. Government Fund decreased 14 cents in the period to $12.62. If you were invested for the entire period, you received dividends of 17.4 cents per share. If you reinvested your dividends, you received 17.5 cents per share. Investors who owned Class C shares received 15.8 and 15.9 cents per share, respectively. The net asset value of a Class A share of the Thornburg Limited Term Income Fund decreased 20 cents in the period to $12.31. If you were invested for the entire period, you received dividends of 24.4 cents per share. If you reinvested your dividends, you received 24.6 cents per share. Investors who owned Class C shares received 22.8 and 23.0 cents per share, respectively. Please read the accompanying exhibits for more detailed information and history.

Interest rates on U.S. Treasuries were higher across the yield curve on March 31, 2006 than at September 30, 2005. Most of this rise in interest rates has happened since January 18, 2006. For example, the yield on a five-year U.S. Treasury ranged between a low of 4.19% and a high of 4.83% over the period and the yield on a ten-year U.S. Treasury ranged between a low of 4.32% and a high of 4.86%. While the front end of the yield curve has been steadily rising over the last six months, the ten-year and longer segment traded in a 25 basis point range until January 18, 2006 and has moved upward since. Quality spreads (the additional yield on a corporate bond) stayed about the same through January before starting to rise in the last two months. Quality spreads on lower rated credits contracted over the six month period.

Putting income and the change in price together, the Class A shares of the Thornburg Limited Term U.S. Government Fund produced a total return of 0.27% over the six-month period, assuming a beginning-of-the-period investment at the net asset value. The Lehman Intermediate Government Index produced a 0.30% total return over the same time period. The Class A shares of the Thornburg Limited Term Income Fund produced a total return of 0.35% over the six-month period, assuming a beginning-of-the-period investment at the net asset value. The Lehman Intermediate Government/Credit Index produced a 0.13% total return over the same time period. The Funds kept their durations shorter than the Indices during the fourth quarter of 2005, during which time longer-term interest rates stayed fairly steady and longer duration bonds tended to outperform. Because the Funds kept their durations shorter and allocated a larger portion of their portfolios to short-term bonds, their returns fell short of the Indices in the fourth quarter of 2005 and outperformed the Indices in the first quarter of 2006 when interest rates rose across the yield curve. The Thornburg Limited Term Income Fund also had a lower percentage of Baa/BBB and lower rated bonds than the Lehman Intermediate Government/Credit Index had (the Thornburg Limited Term Income Fund does not purchase bonds rated below investment grade). We have kept our durations shorter than the Indices thus far in 2006, because we believe doing so will improve the Funds’ return relative to the Indices if interest rates rise further.

Short-term interest rates have risen steadily since the Federal Open Market Committee (FOMC) started raising the Fed Funds Rate in June 2004. It has only been recently, however, that the yield on the ten-year Treasury note finally exceeded its level from just before the Fed started raising rates. This is a first in modern day markets. The huge influx of foreign investments has helped keep longer-term interest rates down and may explain the lack of usual movement in the yield curve. More than 50% of all marketable U.S. Treasuries are now held offshore, up from 35% five years ago. Foreign investors purchased 55% of all U.S. dollar debt last year on a net-issuance basis. That is 55% of all Treasury, Agency, Corporate, Mortgage, Asset-backed, Money Market, and Municipal debt issued in 2005. This is on top of 60% of all debt in 2004. If Foreign Central banks and other offshore

Certified Semi-Annual Report 5

investors continue to purchase our debt, longer-term interest rates should stay lower than would be expected given the state of the economy. The recent parallel upward move in interest rates across the yield curve might be caused by a lessening of interest from overseas.

While foreigners are funding the nation’s debt, the U.S. economy continues to grow. The consensus forecast is for strong U.S. economic growth in the first quarter of 2006 followed by a deceleration back towards trend GDP growth, as measured by 3% to 4% growth in real GDP. Some believe that the decline in the housing market may slow GDP growth further. With 15 consecutive 25 basis point hikes, the FOMC has finally removed the accommodative rates we have seen over the last few years. The Fed Funds Rate is now at a level considered neutral, i.e. neither accommodative nor restrictive in its influence on the economy. However, the large increases in prices for energy and commodities combined with the upward movement in capacity utilization and jobs growth have helped fuel speculation that inflation is on the rise in the near term.

It appears evident that the future path of the FOMC will be more and more determined by the economic data. With jobs growth and corporate capital expenditures being offset by the slowdown in the housing market and the rise in gasoline prices, each data point will be scrutinized by the bond market to determine where the appropriate level of interest rates should be. With one or two more rate increases, the FOMC should be firmly in the “neutral” zone and may even be considered slightly restrictive. The bond market tries to be proactive, however. If it is believed that inflation is accelerating, the bond market may start increasing yields as well. If it is believed that the U.S. consumer is “tapped out”, the bond market may start anticipating a future Fed Funds Rate decrease. But, on top of all of that, foreign participation in our bond markets will remain a key determinant. If half of the bidders at an auction decide not to participate, prices tend to drop causing yields to rise. Foreign investors have been purchasing more than half of our debt these last two years. We are cognizant of this as we manage the portfolios for the future.

Regardless of the direction of interest rates, we believe your Funds are well positioned. The Thornburg Limited Term U.S. Government Fund and the Thornburg Limited Term Income Fund are laddered portfolios of short-to-intermediate bonds. We keep the portfolios laddered over a time period ranging from one day to approximately ten years, with the average maturity of the portfolios always no more than five years. Some of the bonds are always coming close to maturity, but never too many at one time. We feel a laddered maturity portfolio of short-to-intermediate bonds is a sensible strategy over time. Intermediate bonds have proven to be a sensible part of a portfolio. They can provide stability to the underlying principal, they can provide income for the portfolio, and, over the years, they have provided an attractive return versus money market instruments.

Thank you for investing in our Funds. We feel the Thornburg Limited Term U.S. Government Fund and the Thornburg Limited Term Income Fund are appropriate investments for investors who want a short-to-intermediate bond portfolio. While future performance cannot be guaranteed, we feel that we are well positioned, and we will maintain a steady course.

Sincerely,

Steven J. Bohlin
Portfolio Manager

6 Certified Semi-Annual Report

STATEMENTS OF ASSETS AND LIABILITIES

Thornburg Limited Term Income Funds	March 31, 2006 (Unaudited)

	Limited Term U.S. Government Fund	Limited Term Income Fund
ASSETS
Investments at value (cost $167,065,316 and $356,366,830, respectively)	$161,509,952	$350,315,493
Cash	1,080,271	1,910,077
Principal receivable	10,884	—
Receivable for fund shares sold	103,967	2,641,241
Interest receivable	1,618,740	3,435,494
Prepaid expenses and other assets	54,968	31,572

Total Assets	164,378,782	358,333,877

LIABILITIES
Payable for securities purchased	—	2,967,147
Payable for fund shares redeemed	1,099,737	1,206,841
Payable to investment advisor and other affiliates (Note 3)	107,271	228,409
Accounts payable and accrued expenses	57,191	85,471
Dividends payable	101,088	244,401

Total Liabilities	1,365,287	4,732,269

NET ASSETS	$163,013,495	$353,601,608

NET ASSETS CONSIST OF:
Undistributed net investment income	$52,033	$70,784
Net unrealized depreciation on investments	(5,555,364)	(6,051,337)
Accumulated net realized gain (loss)	(686,017)	(3,711,984)
Net capital paid in on shares of beneficial interest	169,202,843	363,294,145

	$163,013,495	$353,601,608

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($117,170,256 and $196,432,794 applicable to 9,281,944 and 15,962,424 shares of beneficial interest outstanding - Note 4)	$12.62	$12.31
Maximum sales charge, 1.50% of offering price	0.19	0.19

Maximum offering price per share	$12.81	$12.50

Class B Shares:
Net asset value and offering price per share * ($1,730,040 applicable to 137,353 shares of beneficial interest outstanding - Note 4)	$12.60	$—

Class C Shares:
Net asset value and offering price per share * ($27,000,920 and $51,255,558 applicable to 2,125,851 and 4,171,758 shares of beneficial interest outstanding - Note 4)	$12.70	$12.29

Certified Semi-Annual Report 7

STATEMENTS OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Limited Term Income Funds	March 31, 2006 (Unaudited)

	Limited Term U.S. Government Fund	Limited Term Income Fund
Class I Shares:
Net asset value, offering and redemption price per share ($13,301,254 and $102,729,625 applicable to 1,053,666 and 8,347,118 shares of beneficial interest outstanding - Note 4)	$12.62	$12.31

Class R1 Shares:
Net asset value, offering and redemption price per share ($3,811,025 and $3,183,631 applicable to 301,688 and 258,516 shares of beneficial interest outstanding - Note 4)	$12.63	$12.32

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

8 Certified Semi-Annual Report

STATEMENTS OF OPERATIONS

Thornburg Limited Term Income Funds	Six Months Ended March 31, 2006 (Unaudited)

	Limited Term U.S. Government Fund	Limited Term Income Fund
INVESTMENT INCOME:
Interest income (net of premium amortized of $772,196 and $581,260, respectively)	$3,305,404	$8,888,538

EXPENSES:
Investment advisory fees (Note 3)	336,274	902,390
Administration fees (Note 3)
Class A Shares	80,729	127,561
Class B Shares	1,103	—
Class C Shares	18,837	34,461
Class I Shares	3,707	24,770
Class R1 Shares	2,154	1,651
Distribution and service fees (Note 3)
Class A Shares	161,458	255,123
Class B Shares	8,815	—
Class C Shares	150,195	274,985
Class R1 Shares	8,638	6,629
Transfer agent fees
Class A Shares	83,885	123,860
Class B Shares	8,103	—
Class C Shares	22,053	35,030
Class I Shares	11,520	36,908
Class R1 Shares	585	1,387
Registration and filing fees
Class A Shares	8,875	13,686
Class B Shares	6,992	—
Class C Shares	6,948	8,562
Class I Shares	7,234	8,519
Class R1 Shares	6,684	7,260
Custodian fees (Note 3)	40,108	58,377
Professional fees	15,360	20,920
Accounting fees	6,580	16,070
Trustee fees	1,299	4,897
Other expenses	22,163	33,025

Total Expenses	1,020,299	1,996,071
Less:
Expenses reimbursed by investment advisor (Note 3)	(27,621)	(149,090)
Distribution and service fees waived (Note 3)	(75,098)	(137,492)
Fees paid indirectly (Note 3)	(44,552)	(12,912)

Net Expenses	873,028	1,696,577

Net Investment Income	$2,432,376	$7,191,961

Certified Semi-Annual Report 9

STATEMENTS OF OPERATIONS, CONTINUED

Thornburg Limited Term Income Funds	Six Months Ended March 31, 2006 (Unaudited)

	Limited Term U.S. Government Fund	Limited Term Income Fund
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments sold	$2,467	$(22,081)
Net change in unrealized appreciation (depreciation) on investments	(1,944,516)	(6,012,643)

Net Realized and Unrealized Loss	(1,942,049)	(6,034,724)

Net Increase in Net Assets Resulting From Operations	$490,327	$1,157,237

See notes to financial statements.

10 Certified Semi-Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Limited Term U.S. Government Fund	(Unaudited)*

	*Six Months Ended March 31, 2006	Year Ended September 30, 2005
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$2,432,376	$5,154,187
Net realized gain on investments	2,467	120,345
Increase (Decrease) in unrealized appreciation (depreciation) of investments	(1,944,516)	(4,003,893)

Net Increase (Decrease) in Net Assets Resulting from Operations	490,327	1,270,639
DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(1,774,087)	(3,952,925)
Class B Shares	(10,875)	(25,128)
Class C Shares	(374,044)	(900,979)
Class I Shares	(226,193)	(443,663)
Class R1 Shares	(47,177)	(26,599)
FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(19,858,802)	(22,152,201)
Class B Shares	(125,255)	(476,721)
Class C Shares	(5,490,118)	(9,829,652)
Class I Shares	(2,613,299)	3,482,340
Class R1 Shares	842,138	2,598,892

Net Decrease in Net Assets	(29,187,385)	(30,455,997)
NET ASSETS:
Beginning of period	192,200,880	222,656,877

End of period	$163,013,495	$192,200,880

See notes to financial statements.

Certified Semi-Annual Report 11

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Limited Term Income Fund	(Unaudited)*

	*Six Months Ended March 31, 2006	Year Ended September 30, 2005
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$7,191,961	$13,814,830
Net realized gain (loss) on investments	(22,081)	33,259
Increase (Decrease) in unrealized appreciation (depreciation) of investments	(6,012,643)	(8,194,449)

Net Increase (Decrease) in Net Assets Resulting from Operations	1,157,237	5,653,640
DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(4,015,309)	(8,546,058)
Class C Shares	(1,015,313)	(2,192,018)
Class I Shares	(2,109,176)	(3,797,631)
Class R1 Shares	(52,163)	(48,598)
FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(13,049,332)	(12,086,746)
Class C Shares	(7,176,627)	(4,598,144)
Class I Shares	4,991,520	11,548,065
Class R1 Shares	1,068,086	1,280,382

Net Decrease in Net Assets	(20,201,077)	(12,787,108)
NET ASSETS:
Beginning of period	373,802,685	386,589,793

End of period	$353,601,608	$373,802,685

See notes to financial statements.

12 Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Limited Term Income Funds	March 31, 2006 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Limited Term U.S. Government Fund (the “Government Fund”) and Thornburg Limited Term Income Fund (the “Income Fund”), hereafter referred to collectively as the “Funds”, are diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing ten series of shares of beneficial interest in addition to those of the Funds: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Florida Intermediate Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, and Thornburg Investment Income Builder Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Funds’ objectives are to obtain as high a level of current income as is consistent, in the view of the Funds’ investment advisor, with the preservation of capital.

The Government Fund currently offers five classes of shares of beneficial interest, Class A, Class B, Class C, Institutional Class (Class I), and Retirement Class (Class R1) shares. The Income Fund currently offers four classes of shares of beneficial interest, Class A, Class C, Institutional Class (Class I), and Retirement Class (Class R1) shares. Each class of shares of a fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year and bear both a service fee and a distribution fee, (iv) Class I shares are sold at net asset value without a sales charge at the time of purchase, (v) Class R1 shares are sold at net asset value without a sales charge, but bear both a service fee and a distribution fee, and (vi) the respective classes may have different reinvestment privileges and conversion rights. Additionally, each fund may allocate among its classes certain expenses, to the extent applicable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Funds are limited to service and distribution fees, administrative fees, and certain registration and transfer agent expenses. Class B shares of the Government Fund outstanding for eight years will convert to Class A shares of the Government Fund.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: The Trust determines the value of investments utilizing an independent pricing service approved by the Board of Trustees. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices, normally at 4:00 p.m. EST. When quotations are not readily available, securities are valued at evaluated prices as determined by the pricing service using methods which include consideration of yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity, and rating; indications as to value from dealers and general market conditions. In any case where a price is not available from a pricing service for an investment, the Trust’s valuation and pricing committee determines a fair value for the investment using factors approved by the Trustees. The valuation procedures used by the pricing service and the portfolio valuations received by the Funds are reviewed by the officers of the Trust under the general supervision of the Board of Trustees. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable income, including any net realized gain on investments of the Funds to the shareholders. Therefore, no provision for Federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Funds’ investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Funds will record the transaction and reflect the value in determining each Fund’s net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the each Fund’s records at the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Funds are declared daily as a dividend on shares for which the Funds have received payment. Dividends are paid monthly and are reinvested in additional shares of the Funds at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net capital gains, to the extent available, will be distributed at least annually.

Certified Semi-Annual Report 13

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	March 31, 2006 (Unaudited)

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized over the life of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. The Funds invest in various mortgage-backed securities. Such securities pay interest and a portion of principal each month, which is then available for investment in securities at prevailing prices. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Foreign Currency Transactions: With respect to the Income Fund, portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and interest denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Income Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of interest recorded on the Income Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Funds for which the fees are payable at the end of each month. For the period ended March 31, 2006, these fees were payable at annual rates ranging from .375 of 1% to .275 of 1% per annum of the average daily net assets of the Government Fund and .50 of 1% to .275 of 1% per annum of the average daily net assets of the Income Fund depending on each Fund’s asset size. The Trust also has an Administrative Services Agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of each Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to Class A, Class B, Class C, and Class R1 shares, and up to .05 of 1% per annum of the average daily net assets attributable to Class I shares. For the period ended March 31, 2006, the Advisor voluntarily reimbursed certain class specific expenses and administrative fees of $7,054, $5,017, $6,689, and $8,861 for the Class B, C, I, and R1 shares, respectively, of the Government Fund and $88,269, $29,995, $19,494, and $11,332 for the Class A, C, I, and R1 shares, respectively, of the Income Fund.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the distributor of each Fund’s shares. For the period ended March 31, 2006, the Distributor has advised the Funds that they earned net commissions aggregating $0 and $665 from the sales of Class A shares of the Government Fund and Income Fund, respectively, and collected contingent deferred sales charges aggregating $1,195 and $1,556 from redemptions of Class C shares of the Government Fund and Income Fund, respectively.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Funds may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of its average daily net assets attributable to the Class A, Class B, Class C, and Class R1 shares of the Funds for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder related services. The Advisor may pay out of its own resources additional expenses for distribution of each Fund’s shares.

The Trust has also adopted Distribution Plans pursuant to Rule 12b-1, applicable to each Fund’s Class B, Class C, and Class R1 shares under which the Funds compensate the Distributor for services in promoting the sale of Class B, C, and R1 shares of

14 Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	March 31, 2006 (Unaudited)

the Funds at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to these classes. Total fees incurred by each class of shares of the Funds under their respective service and distribution plans for the period ended March 31, 2006, are set forth in the Statements of Operations. Distribution fees of $75,098 and $137,492, respectively, for Class C shares of the Government Fund and Income Fund were waived.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by each Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the period ended March 31, 2006, fees paid indirectly were $44,552 for the Government Fund and $12,912 for the Income Fund. These figures may include additional fees waived by the Custodian.

Certain officers and Trustees of the Trust are also officers and/or Directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2006, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

GOVERNMENT FUND

	Period Ended March 31, 2006		Year Ended September 30, 2005
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	588,693	$7,472,170	2,243,592	$28,913,349
Shares issued to shareholders in reinvestment of dividends	105,858	1,342,971	230,485	2,966,058
Shares repurchased	(2,259,180)	(28,673,943)	(4,195,950)	(54,031,608)

Net Increase (Decrease)	(1,564,629)	$(19,858,802)	(1,721,873)	$(22,152,201)

Class B Shares
Shares sold	5,948	$75,416	36,434	$470,166
Shares issued to shareholders in reinvestment of dividends	657	8,308	1,423	18,270
Shares repurchased	(16,505)	(208,979)	(75,180)	(965,157)

Net Increase (Decrease)	(9,900)	$(125,255)	(37,323)	$(476,721)

Class C Shares
Shares sold	147,636	$1,888,882	353,641	$4,581,667
Shares issued to shareholders in reinvestment of dividends	22,313	284,778	51,902	671,957
Shares repurchased	(600,185)	(7,663,778)	(1,165,115)	(15,083,276)

Net Increase (Decrease)	(430,236)	$(5,490,118)	(759,572)	$(9,829,652)

Class I Shares
Shares sold	64,506	$819,425	560,384	$7,250,216
Shares issued to shareholders in reinvestment of dividends	15,431	195,777	30,104	387,218
Shares repurchased	(285,911)	(3,628,501)	(322,906)	(4,155,094)

Net Increase (Decrease)	(205,974)	$(2,613,299)	267,582	$3,482,340

Class R1 Shares
Shares sold	114,359	$1,455,921	225,835	$2,890,863
Shares issued to shareholders in	3,602	45,725	1,901	24,425
reinvestment of dividends Shares repurchased	(51,843)	(659,508)	(24,563)	(316,396)

Net Increase (Decrease)	66,118	$842,138	203,173	$2,598,892

Certified Semi-Annual Report 15

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	March 31, 2006 (Unaudited)

INCOME FUND

	Period Ended March 31, 2006		Year Ended September 30, 2005
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	1,553,781	$19,269,066	4,512,773	$57,228,284
Shares issued to shareholders in reinvestment of dividends	245,195	3,039,320	493,348	6,244,437
Shares repurchased	(2,850,296)	(35,357,718)	(5,976,128)	(75,559,467)

Net Increase (Decrease)	(1,051,320)	$(13,049,332)	(970,007)	$(12,086,746)

Class C Shares
Shares sold	289,736	$3,588,914	996,231	$12,608,384
Shares issued to shareholders in reinvestment of dividends	55,669	688,958	119,269	1,507,204
Shares repurchased	(924,743)	(11,454,499)	(1,480,457)	(18,713,732)

Net Increase (Decrease)	(579,338)	$(7,176,627)	(364,957)	$(4,598,144)

Class I Shares
Shares sold	1,298,862	$16,094,835	2,722,997	$34,485,958
Shares issued to shareholders in reinvestment of dividends	156,454	1,939,435	272,125	3,443,839
Shares repurchased	(1,050,981)	(13,042,750)	(2,083,269)	(26,381,732)

Net Increase (Decrease)	404,335	$4,991,520	911,853	$11,548,065

Class R1 Shares
Shares sold	105,150	$1,307,300	117,357	$1,481,761
Shares issued to shareholders in reinvestment of dividends	3,295	40,858	2,363	29,836
Shares repurchased	(22,555)	(280,072)	(18,214)	(231,215)

Net Increase (Decrease)	85,890	$1,068,086	101,506	$1,280,382

16 Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	March 31, 2006 (Unaudited)

NOTE 5 – SECURITIES TRANSACTIONS

For the period ended March 31, 2006, each fund had purchase and sale transactions of investment securities (excluding short-term investments) of $7,155,060 and $25,630,985, respectively for the Government Fund and $18,059,201 and $25,640,733, respectively for the Income Fund.

NOTE 6 – INCOME TAXES

At March 31, 2006, information on the tax components of capital is as follows:

	Government Fund	Income Fund
Cost of investments for tax purpose	$167,065,316	$356,373,629

Gross unrealized appreciation on a tax basis	$189,850	$1,697,221
Gross unrealized depreciation on a tax basis	(5,745,214)	(7,755,357)

Net unrealized appreciation (depreciation) on investments (tax basis)	$(5,555,364)	$(6,058,136)

At March 31, 2006, the Government Fund had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:

2009	$674,873
2010	13,611

$688,484

At March 31, 2006, the Income Fund had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:

2008	$497,824
2009	650,941
2010	308,333
2013	1,625,980

$3,083,078

As of March 31, 2006, the Income Fund had deferred capital losses occurring subsequent to October 31, 2004 of $600,025. For tax purposes, such losses will be reflected in the year ending September 30, 2006.

Certified Semi-Annual Report 17

FINANCIAL HIGHLIGHTS

Thornburg Limited Term U.S. Government Fund	(Unaudited)*

	*Six Months Ended March 31, 2006		Year Ended September 30,
			2005	2004	2003	2002	2001
Class A Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.76		$13.01	$13.23	$13.27	$12.77	$12.03

Income from investment operations:
Net investment income	0.17		0.32	0.35	0.47	0.58	0.67
Net realized and unrealized gain (loss) on investments	(0.14)		(0.24)	(0.22)	(0.04)	0.50	0.74

Total from investment operations	0.03		0.08	0.13	0.43	1.08	1.41
Less dividends from:
Net investment income	(0.17)		(0.33)	(0.35)	(0.47)	(0.58)	(0.67)

Change in net asset value	(0.14)		(0.25)	(0.22)	(0.04)	0.50	0.74
NET ASSET VALUE, end of period	$12.62		$12.76	$13.01	$13.23	$13.27	$12.77

RATIOS/SUPPLEMENTAL DATA
Total return(a)	0.27%		0.66%	1.04%	3.29%	8.75%	12.02%
Ratios to average net assets:
Net investment income	2.75	%(b)	2.50%	2.72%	3.53%	4.53%	5.39%
Expenses, after expense reductions	0.99	%(b)	0.99%	0.92%	0.92%	0.93%	0.99%
Expenses, after expense reductions and net of custody credits	0.94	%(b)	0.98%	0.91%	0.90%	0.92%	—
Expenses, before expense reductions	0.94	%(b)	0.99%	0.92%	0.92%	0.93%	0.99%
Portfolio turnover rate	4.15%		18.00%	12.39%	35.06%	4.34%	15.23%
Net assets at end of period (000)	$117,170		$138,422	$163,530	$176,876	$155,864	$105,348

(a)	Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.

(b)	Annualized.

18 Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Limited Term U.S. Government Fund	(Unaudited)*

	*Six Months Ended March 31, 2006		Year Ended September 30,		Period Ended September 30, 2003(c)
			2005	2004
Class B Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.73		$12.98	$13.22	$13.12

Income from investment operations
Net investment income	0.08		0.13	0.21	0.37
Net realized and unrealized gain (loss) on investments	(0.13)		(0.24)	(0.24)	0.10

Total from investment operations	(0.05)		(0.11)	(0.03)	0.47
Less dividends from:
Net investment income	(0.08)		(0.14)	(0.21)	(0.37)

Change in net asset value	(0.13)		(0.25)	(0.24)	0.10
NET ASSET VALUE, end of period	$12.60		$12.73	$12.98	$13.22

RATIOS/SUPPLEMENTAL DATA
Total return(a)	(0.41)%		(0.82)%	(0.24)%	3.60%
Ratios to average net assets:
Net investment income	1.23	%(b)	1.03%	1.65%	2.93	%(b)
Expenses, after expense reductions	2.51	%(b)	2.46%	1.99%	1.35	%(b)
Expenses, after expense reductions and net of custody credits	2.45	%(b)	2.45%	1.99%	1.33	%(b)
Expenses, before expense reductions	3.25	%(b)	2.86%	2.74%	3.32	%(b)
Portfolio turnover rate	4.15%		18.00%	12.39%	35.06%
Net assets at end of period (000)	$1,730		$1,875	$2,396	$3,073

(a)	Not annualized for periods less than one year.

(b)	Annualized.

(c)	Effective date of Class B Shares was November 1, 2002.

Certified Semi-Annual Report 19

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Limited Term U.S. Government Fund	(Unaudited)*

	*Six Months Ended March 31, 2006		Year Ended September 30,
			2005	2004	2003	2002	2001
Class C Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.84		$13.09	$13.31	$13.35	$12.85	$12.10

Income from investment operations:
Net investment income	0.16		0.29	0.31	0.43	0.54	0.62
Net realized and unrealized gain (loss) on investments	(0.14)		(0.24)	(0.22)	(0.04)	0.50	0.75

Total from investment operations	0.02		0.05	0.09	0.39	1.04	1.37
Less dividends from:
Net investment income	(0.16)		(0.30)	(0.31)	(0.43)	(0.54)	(0.62)

Change in net asset value	(0.14)		(0.25)	(0.22)	(0.04)	0.50	0.75
NET ASSET VALUE, end of period	$12.70		$12.84	$13.09	$13.31	$13.35	$12.85

RATIOS/SUPPLEMENTAL DATA
Total return(a)	0.14%		0.41%	0.73%	2.96%	8.33%	11.60%
Ratios to average net assets:
Net investment income	2.48	%(b)	2.24%	2.40%	3.14%	4.13%	4.89%
Expenses, after expense reductions	1.25	%(b)	1.25%	1.24%	1.24%	1.28%	1.41%
Expenses, after expense reductions and net of custody credits	1.20	%(b)	1.24%	1.24%	1.22%	1.27%	—
Expenses, before expense reductions	1.74	%(b)	1.79%	1.76%	1.76%	1.78%	2.01%
Portfolio turnover rate	4.15%		18.00%	12.39%	35.06%	4.34%	15.23%
Net assets at end of period (000)	$27,001		$32,821	$43,404	$56,166	$30,587	$12,704

(a)	Not annualized for periods less than one year.

(b)	Annualized.

20 Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Limited Term U.S. Government Fund	(Unaudited)*

	*Six Months Ended March 31, 2006		Year Ended September 30,
			2005	2004	2003	2002	2001
Class I Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.76		$13.01	$13.22	$13.27	$12.77	$12.03

Income from investment operations:
Net investment income	0.19		0.36	0.39	0.51	0.62	0.72
Net realized and unrealized gain (loss) on investments	(0.14)		(0.24)	(0.21)	(0.05)	0.50	0.74

Total from investment operations	0.05		0.12	0.18	0.46	1.12	1.46
Less dividends from:
Net investment income	(0.19)		(0.37)	(0.39)	(0.51)	(0.62)	(0.72)

Change in net asset value	(0.14)		(0.25)	(0.21)	(0.05)	0.50	0.74
NET ASSET VALUE, end of period	$12.62		$12.76	$13.01	$13.22	$13.27	$12.77

RATIOS/SUPPLEMENTAL DATA
Total return(a)	0.42%		0.95%	1.37%	3.51%	9.11%	12.45%
Ratios to average net assets:
Net investment income	3.05	%(b)	2.82%	2.95%	3.77%	4.86%	5.79%
Expenses, after expense reductions	0.68	%(b)	0.68%	0.67%	0.64%	0.61%	0.61%
Expenses, after expense reductions and net of custody credits	0.63	%(b)	0.67%	0.67%	0.62%	0.60%	—
Expenses, before expense reductions	0.72	%(b)	0.80%	0.77%	0.82%	1.04%	1.21%
Portfolio turnover rate	4.15%		18.00%	12.39%	35.06%	4.34%	15.23%
Net assets at end of period (000)	$13,301		$16,075	$12,905	$13,085	$6,960	$3,992

(a)	Not annualized for periods less than one year.

(b)	Annualized.

Certified Semi-Annual Report 21

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Limited Term U.S. Government Fund	(Unaudited)*

	*Six Months Ended March 31, 2006		Year Ended September 30,		Period Ended September 30, 2003(c)
			2005	2004
Class R1 Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.77		$13.02	$13.23	$13.38

Income from investment operations
Net investment income	0.17		0.34	0.37	0.17
Net realized and unrealized gain (loss) on investments	(0.14)		(0.25)	(0.21)	(0.15)

Total from investment operations	0.03		0.09	0.16	0.02
Less dividends from:
Net investment income	(0.17)		(0.34)	(0.37)	(0.17)

Change in net asset value	(0.14)		(0.25)	(0.21)	(0.15)
NET ASSET VALUE, end of period	$12.63		$12.77	$13.02	$13.23

RATIOS/SUPPLEMENTAL DATA
Total return(a)	0.26%		0.72%	1.26%	0.19%
Ratios to average net assets:
Net investment income	2.73	%(b)	2.66%	2.62%	5.07	%(b)
Expenses, after expense reductions	1.00	%(b)	0.93%	0.91%	1.15	%(b)
Expenses, after expense reductions and net of custody credits	0.95	%(b)	0.91%	0.91%	1.15	%(b)
Expenses, before expense reductions	1.46	%(b)	3.55%	13.56%	41,652.81	%(b)*
Portfolio turnover rate	4.15%		18.00%	12.39%	35.06%
Net assets at end of period (000)	$3,811		$3,008	$422	$—	(d)

(a)	Not annualized for periods less than one year.

(b)	Annualized.

(c)	Effective date of Class R1 Shares was July 1, 2003.

(d)	Net assets at end of period were less than $1,000.

*	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

22 Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS

Thornburg Limited Term Income Fund	(Unaudited)*

	*Six Months Ended March 31, 2006		Year Ended September 30,
			2005	2004	2003	2002	2001
Class A Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.51		$12.80	$12.99	$12.79	$12.55	$11.89

Income from investment operations:
Net investment income	0.24		0.46	0.43	0.51	0.61	0.73
Net realized and unrealized gain (loss) on investments	(0.20)		(0.28)	(0.19)	0.20	0.24	0.66

Total from investment operations	0.04		0.18	0.24	0.71	0.85	1.39
Less dividends from:
Net investment income	(0.24)		(0.47)	(0.43)	(0.51)	(0.61)	(0.73)

Change in net asset value	(0.20)		(0.29)	(0.19)	0.20	0.24	0.66
NET ASSET VALUE, end of period	$12.31		$12.51	$12.80	$12.99	$12.79	$12.55

RATIOS/SUPPLEMENTAL DATA
Total return(a)	0.35%		1.44%	1.96%	5.56%	7.05%	12.05%
Ratios to average net assets:
Net investment income	3.94	%(b)	3.52%	3.33%	3.91%	4.88%	5.94%
Expenses, after expense reductions	1.00	%(b)	1.00%	0.99%	0.99%	0.99%	1.00%
Expenses, after expense reductions and net of custody credits	0.99	%(b)	0.99%	0.99%	0.99%	0.99%	—
Expenses, before expense reductions	1.08	%(b)	1.09%	1.07%	1.04%	1.10%	1.16%
Portfolio turnover rate	5.12%		23.16%	22.73%	18.86%	21.63%	20.54%
Net assets at end of period (000)	$196,433		$212,881	$230,256	$184,497	$104,710	$56,036

(a)	Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.

(b)	Annualized.

Certified Semi-Annual Report 23

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Limited Term Income Fund	(Unaudited)*

	*Six Months Ended March 31, 2006		Year Ended September 30,
			2005	2004	2003	2002	2001
Class C Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.49		$12.78	$12.97	$12.77	$12.53	$11.87

Income from investment operations:
Net investment income	0.23		0.43	0.40	0.46	0.56	0.68
Net realized and unrealized gain (loss) on investments	(0.20)		(0.28)	(0.19)	0.20	0.24	0.66

Total from investment operations	0.03		0.15	0.21	0.66	0.80	1.34
Less dividends from:
Net investment income	(0.23)		(0.44)	(0.40)	(0.46)	(0.56)	(0.68)

Change in net asset value	(0.20)		(0.29)	(0.19)	0.20	0.24	0.66
NET ASSET VALUE, end of period	$12.29		$12.49	$12.78	$12.97	$12.77	$12.53

RATIOS/SUPPLEMENTAL DATA
Total return(a)	0.22%		1.19%	1.70%	5.20%	6.63%	11.61%
Ratios to average net assets:
Net investment income	3.68	%(b)	3.27%	3.07%	3.56%	4.45%	5.52%
Expenses, after expense reductions	1.25	%(b)	1.25%	1.25%	1.33%	1.39%	1.41%
Expenses, after expense reductions and net of custody credits	1.24	%(b)	1.24%	1.24%	1.33%	1.39%	—
Expenses, before expense reductions	1.85	%(b)	1.88%	1.87%	1.92%	1.93%	2.13%
Portfolio turnover rate	5.12%		23.16%	22.73%	18.86%	21.63%	20.54%
Net assets at end of period (000)	$51,256		$59,355	$65,398	$54,926	$30,258	$15,219

(a)	Not annualized for periods less than one year.

(b)	Annualized.

24 Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Limited Term Income Fund	(Unaudited)*

	*Six Months Ended March 31, 2006		Year Ended September 30,
			2005	2004	2003	2002	2001
Class I Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.51		$12.80	$12.99	$12.79	$12.55	$11.90

Income from investment operations:
Net investment income	0.26		0.51	0.47	0.55	0.65	0.77
Net realized and unrealized gain (loss) on investments	(0.20)		(0.29)	(0.19)	0.20	0.24	0.65

Total from investment operations	0.06		0.22	0.28	0.75	0.89	1.42
Less dividends from:
Net investment income	(0.26)		(0.51)	(0.47)	(0.55)	(0.65)	(0.77)

Change in net asset value	(0.20)		(0.29)	(0.19)	0.20	0.24	0.65
NET ASSET VALUE, end of period	$12.31		$12.51	$12.80	$12.99	$12.79	$12.55

RATIOS/SUPPLEMENTAL DATA
Total return(a)	0.51%		1.77%	2.29%	5.89%	7.38%	12.29%
Ratios to average net assets:
Net investment income	4.26	%(b)	3.85%	3.64%	4.23%	5.19%	6.24%
Expenses, after expense reductions	0.68	%(b)	0.67%	0.67%	0.69%	0.69%	0.70%
Expenses, after expense reductions and net of custody credits	0.67	%(b)	0.67%	0.67%	0.69%	0.69%	—
Expenses, before expense reductions	0.71	%(b)	0.72%	0.72%	0.76%	0.78%	0.89%
Portfolio turnover rate	5.12%		23.16%	22.73%	18.86%	21.63%	20.54%
Net assets at end of period (000)	$102,730		$99,396	$90,025	$59,473	$39,281	$24,298

(a)	Not annualized for periods less than one year.

(b)	Annualized.

Certified Semi-Annual Report 25

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Limited Term Income Fund	(Unaudited)*

	*Six Months Ended March 31, 2006		Year Ended September 30,		Period Ended September 30, 2003(c)
			2005	2004
Class R1 Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.52		$12.81	$12.99	$13.10

Income from investment operations
Net investment income	0.24		0.48	0.45	0.17
Net realized and unrealized gain (loss) on investments	(0.20)		(0.30)	(0.18)	(0.11)

Total from investment operations	0.04		0.18	0.27	0.06
Less dividends from:
Net investment income	(0.24)		(0.47)	(0.45)	(0.17)

Change in net asset value	(0.20)		(0.29)	(0.18)	(0.11)
NET ASSET VALUE, end of period	$12.32		$12.52	$12.81	$12.99

RATIOS/SUPPLEMENTAL DATA
Total return(a)	0.35%		1.43%	2.14%	0.48%
Ratios to average net assets:
Net investment income	3.94	%(b)	3.57%	3.41%	5.19	%(b)
Expenses, after expense reductions	1.00	%(b)	1.00%	0.98%	1.25	%(b)
Expenses, after expense reductions and net of custody credits	0.99	%(b)	0.99%	0.98%	1.25	%(b)
Expenses, before expense reductions	1.84	%(b)	3.15%	7.63%	41,534.94	%(b)*
Portfolio turnover rate	5.12%		23.16%	22.73%	18.86%
Net assets at end of period (000)	$3,184		$2,162	$911	$—	(d)

(a)	Not annualized for periods less than one year.

(b)	Annualized.

(c)	Effective date of Class R1 Shares was July 1, 2003.

(d)	Net assets at end of period were less than $1,000.

*	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

26 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS

Thornburg Limited Term U.S. Government Fund	March 31, 2006 (Unaudited)

CUSIPS: Class A - 885-215-103, CLASS B - 885-215-848, CLASS C - 885-215-830, CLASS I - 885-215-699, CLASS R1 - 885-215-491

NASDAQ SYMBOLS: CLASS A - LTUSX, CLASS B - LTUBX, CLASS C - LTUCX, CLASS I - LTUIX, CLASS R1 - LTURX

Issuer-Description	Principal Amount	Value
U.S. Treasury Securities — 45.18%
United States Treasury Notes, 7.00% due 7/15/2006	$2,000,000	$2,012,187
United States Treasury Notes, 2.375% due 8/15/2006	2,890,000	2,864,712
United States Treasury Notes, 4.375% due 5/15/2007	9,000,000	8,950,078
United States Treasury Notes, 6.125% due 8/15/2007	4,000,000	4,065,625
United States Treasury Notes, 2.625% due 5/15/2008	10,000,000	9,560,938
United States Treasury Notes, 5.50% due 5/15/2009	10,000,000	10,200,781
United States Treasury Notes, 6.50% due 2/15/2010	15,000,000	15,871,875
United States Treasury Notes, 5.75% due 8/15/2010	6,000,000	6,220,313
United States Treasury Notes, 3.625% due 5/15/2013	15,000,000	13,905,468

TOTAL U.S. TREASURY SECURITIES (Cost $77,582,764)		73,651,977

U.S. Government Agencies — 52.36%
Federal Agricultural Mtg Corp., 8.07% due 7/17/2006	1,000,000	1,008,894
Federal Agricultural Mtg Corp., 6.71% due 7/28/2014	200,000	218,960
Federal Farm Credit Bank, 1.875% due 1/16/2007	4,650,000	4,534,745
Federal Farm Credit Bank, 5.875% due 7/28/2008	1,900,000	1,929,253
Federal Farm Credit Bank, 5.87% due 9/2/2008	1,300,000	1,320,374
Federal Farm Credit Bank, 5.35% due 12/11/2008	200,000	200,841
Federal Farm Credit Bank, 5.80% due 3/19/2009	300,000	305,001
Federal Farm Credit Bank, 6.75% due 7/7/2009	350,000	366,113
Federal Farm Credit Bank, 6.06% due 5/28/2013	240,000	251,073
Federal Home Loan Bank, 2.25% due 5/15/2006	3,000,000	2,990,009
Federal Home Loan Bank, 3.05% due 10/12/2006	3,975,000	3,934,161
Federal Home Loan Bank, 7.76% due 11/21/2006	200,000	203,281
Federal Home Loan Bank, 7.00% due 2/15/2008	150,000	154,830
Federal Home Loan Bank, 5.48% due 1/8/2009	1,250,000	1,259,246
Federal Home Loan Bank, 5.985% due 4/9/2009	1,000,000	1,022,020
Federal Home Loan Bank, 5.79% due 4/27/2009	200,000	203,371
Federal Home Loan Bank, 3.00% due 4/29/2009	1,750,000	1,740,907
Federal Home Loan Bank, 3.40% due 11/12/2010	2,750,000	2,658,789
Federal Home Loan Bank Floating Rate Note, 4.37% due 2/22/2007	5,000,000	4,996,320
Federal Home Loan Mtg Corp., 6.80% due 3/19/2007	300,000	304,817
Federal Home Loan Mtg Corp. CMO Series 1616 Class E, 6.50% due 11/15/2008	1,536,107	1,545,669
Federal Home Loan Mtg Corp. CMO Series 2592 Class PD, 5.00% due 7/15/2014	1,000,000	994,480
Federal Home Loan Mtg Corp. CMO Series 2814 Class GB, 5.00% due 6/15/2019	1,442,650	1,396,779
Federal Home Loan Mtg Corp. CMO Series 2821 Class YI, 5.50% due 9/15/2014	2,638,601	2,623,332
Federal Home Loan Mtg Corp., Pool # 141016, 9.25% due 11/1/2016	68,078	73,975
Federal Home Loan Mtg Corp., Pool # 141412, 8.50% due 4/1/2017	95,610	101,117
Federal Home Loan Mtg Corp., Pool # 160043, 8.75% due 4/1/2008	7,846	7,938
Federal Home Loan Mtg Corp., Pool # 181730, 8.50% due 5/1/2008	6,640	6,734
Federal Home Loan Mtg Corp., Pool # 252986, 10.75% due 4/1/2010	23,099	24,636
Federal Home Loan Mtg Corp., Pool # 256764, 8.75% due 10/1/2014	4,598	4,639
Federal Home Loan Mtg Corp., Pool # 273822, 8.50% due 4/1/2009	14,914	14,942
Federal Home Loan Mtg Corp., Pool # 291880, 8.25% due 5/1/2017	119	119
Federal Home Loan Mtg Corp., Pool # 294817, 9.75% due 1/1/2017	26,881	26,881
Federal Home Loan Mtg Corp., Pool # 298107, 10.25% due 8/1/2017	27,039	30,418

Certified Semi-Annual Report 27

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term U.S. Government Fund	March 31, 2006 (Unaudited)

Issuer-Description	Principal Amount	Value
Federal Home Loan Mtg Corp., Pool # C90041, 6.50% due 11/1/2013	$45,658	$46,385
Federal Home Loan Mtg Corp., Pool # D06908, 9.50% due 9/1/2017	6,587	6,827
Federal Home Loan Mtg Corp., Pool # D37120, 7.00% due 7/1/2023	48,874	50,720
Federal Home Loan Mtg Corp., Pool # E00170, 8.00% due 7/1/2007	23,260	23,550
Federal Home Loan Mtg Corp., Pool # E49074, 6.50% due 7/1/2008	20,948	21,370
Federal Home Loan Mtg Corp., Pool # E61778, 6.50% due 4/1/2008	24,167	24,654
Federal National Mtg Assoc, 2.15% due 7/21/2006	750,000	743,682
Federal National Mtg Assoc, 3.125% due 12/8/2008	3,665,000	3,638,102
Federal National Mtg Assoc, 3.25% due 6/16/2009	4,000,000	3,984,250
Federal National Mtg Assoc, 4.25% due 6/29/2012	3,250,000	3,170,995
Federal National Mtg Assoc CMO Series 1992-22 Class HC, 7.00% due 3/25/2007	54,385	54,613
Federal National Mtg Assoc CMO Series 1993-101 Class PJ, 7.00% due 6/25/2008	368,738	371,752
Federal National Mtg Assoc CMO Series 1993-122 Class D, 6.50% due 6/25/2023	122,015	122,898
Federal National Mtg Assoc CMO Series 1993-32 Class H, 6.00% due 3/25/2023	152,636	153,172
Federal National Mtg Assoc CPI Floating Rate Note, 4.556% due 2/17/2009	3,000,000	2,923,950
Federal National Mtg Assoc, Pool # 008307, 8.00% due 5/1/2008	42,709	43,270
Federal National Mtg Assoc, Pool # 033356, 9.25% due 8/1/2016	15,451	15,758
Federal National Mtg Assoc, Pool # 040526, 9.25% due 1/1/2017	2,637	2,665
Federal National Mtg Assoc, Pool # 044003, 8.00% due 6/1/2017	51,329	53,938
Federal National Mtg Assoc, Pool # 050811, 7.50% due 12/1/2012	43,871	45,049
Federal National Mtg Assoc, Pool # 050832, 7.50% due 6/1/2013	60,255	61,814
Federal National Mtg Assoc, Pool # 076388, 9.25% due 9/1/2018	75,887	82,136
Federal National Mtg Assoc, Pool # 077725, 9.75% due 10/1/2018	20,247	21,075
Federal National Mtg Assoc, Pool # 100286, 7.50% due 8/1/2009	118,962	120,656
Federal National Mtg Assoc, Pool # 112067, 9.50% due 10/1/2016	53,606	58,521
Federal National Mtg Assoc, Pool # 156156, 8.50% due 4/1/2021	46,670	48,264
Federal National Mtg Assoc, Pool # 190555, 7.00% due 1/1/2014	38,205	39,035
Federal National Mtg Assoc, Pool # 190703, 7.00% due 3/1/2009	26,759	27,075
Federal National Mtg Assoc, Pool # 190836, 7.00% due 6/1/2009	66,840	67,696
Federal National Mtg Assoc, Pool # 250387, 7.00% due 11/1/2010	59,389	60,500
Federal National Mtg Assoc, Pool # 250481, 6.50% due 11/1/2015	5,891	5,967
Federal National Mtg Assoc, Pool # 251258, 7.00% due 9/1/2007	20,784	20,896
Federal National Mtg Assoc, Pool # 251759, 6.00% due 5/1/2013	93,573	94,885
Federal National Mtg Assoc, Pool # 252648, 6.50% due 5/1/2022	188,681	193,678
Federal National Mtg Assoc, Pool # 303383, 7.00% due 12/1/2009	44,580	45,028
Federal National Mtg Assoc, Pool # 312663, 7.50% due 6/1/2010	52,847	54,084
Federal National Mtg Assoc, Pool # 323706, 7.00% due 2/1/2009	78,951	79,744
Federal National Mtg Assoc, Pool # 323735, 5.50% due 5/1/2006	293,018	292,121
Federal National Mtg Assoc, Pool # 334996, 7.00% due 2/1/2011	64,244	65,459
Federal National Mtg Assoc, Pool # 342947, 7.25% due 4/1/2024	482,988	505,298
Federal National Mtg Assoc, Pool # 345775, 8.50% due 12/1/2024	39,314	40,479
Federal National Mtg Assoc, Pool # 373942, 6.50% due 12/1/2008	37,584	38,447
Federal National Mtg Assoc, Pool # 382926, 7.37% due 12/1/2010	334,831	348,835
Federal National Mtg Assoc, Pool # 384243, 6.10% due 10/1/2011	613,212	622,732
Federal National Mtg Assoc, Pool # 384746, 5.86% due 2/1/2009	1,048,776	1,061,645
Federal National Mtg Assoc, Pool # 385714, 4.70% due 1/1/2010	3,152,805	3,100,571
Federal National Mtg Assoc, Pool # 406384, 8.25% due 12/1/2024	200,505	211,075
Federal National Mtg Assoc, Pool # 443909, 6.50% due 9/1/2018	202,396	205,847
Federal National Mtg Assoc, Pool # 460568, 5.20% due 12/1/2006	3,500,000	3,486,225
Federal National Mtg Assoc, Pool # 516363, 5.00% due 3/1/2014	255,013	249,156
Federal National Mtg Assoc, Pool # 555207, 7.00% due 11/1/2017	102,025	104,619
Government National Mtg Assoc CMO Series 2001-65 Class PG, 6.00% due 7/20/2028	882,122	880,796
Government National Mtg Assoc CMO Series 2002-67 Class VA, 6.00% due 3/20/2013	403,428	403,815

28 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term U.S. Government Fund	March 31, 2006 (Unaudited)

Issuer-Description	Principal Amount	Value
Government National Mtg Assoc, Pool # 000623, 8.00% due 9/20/2016	$67,600	$70,800
Government National Mtg Assoc, Pool # 016944, 7.50% due 5/15/2007	27,573	27,727
Government National Mtg Assoc, Pool # 306636, 8.25% due 12/15/2006	8,570	8,619
Government National Mtg Assoc, Pool # 369693, 7.00% due 1/15/2009	89,808	90,715
Government National Mtg Assoc, Pool # 409921, 7.50% due 8/15/2010	40,252	41,163
Government National Mtg Assoc, Pool # 410240, 7.00% due 12/15/2010	44,537	45,277
Government National Mtg Assoc, Pool # 410271, 7.50% due 8/15/2010	38,593	39,505
Government National Mtg Assoc, Pool # 410846, 7.00% due 12/15/2010	66,065	67,161
Government National Mtg Assoc, Pool # 430150, 7.25% due 12/15/2026	71,522	75,334
Government National Mtg Assoc, Pool # 447040, 7.75% due 5/15/2027	51,941	55,302
Government National Mtg Assoc, Pool # 453928, 7.00% due 7/15/2017	91,793	96,110
Government National Mtg Assoc, Pool # 780063, 7.00% due 9/15/2008	18,335	18,487
Government National Mtg Assoc, Pool # 780448, 6.50% due 8/15/2011	127,353	130,676
Overseas Private Investment Corp., 4.10% due 11/15/2014	2,251,200	2,131,931
Private Export Funding Corp., 5.685% due 5/15/2012	5,000,000	5,125,345
Private Export Funding Corp., 4.974% due 8/15/2013	2,700,000	2,647,520
Tennessee Valley Authority, 4.75% due 8/1/2013	3,000,000	2,919,333
Tennessee Valley Authority Principal Inflation Indexed, 3.375% due 1/15/2007	6,256,550	6,297,781
United States Department of Housing & Urban Development, 3.51% due 8/1/2008	850,000	819,373

TOTAL U.S. GOVERNMENT AGENCIES (Cost $86,983,175)		85,358,597

Short Term Investments — 1.54%
Federal Home Loan Bank Discount Notes, 4.48% due 4/3/2006	2,500,000	2,499,377

TOTAL SHORT TERM INVESTMENTS (Cost $2,499,377)		2,499,377

TOTAL INVESTMENTS — 99.08% (Cost $167,065,316)		$161,509,952
OTHER ASSETS LESS LIABILITIES — 0.92%		1,503,543

NET ASSETS — 100.00%		$163,013,495

Footnote Legend

See notes to financial statements.

SUMMARY OF TYPES OF HOLDINGS

Certified Semi-Annual Report 29

SCHEDULE OF INVESTMENTS

Thornburg Limited Term Income Fund	March 31, 2006 (Unaudited)

CUSIPS: Class A - 885-215-509, CLASS C - 885-215-764, CLASS I - 885-215-681, CLASS R1 - 885-215-483

NASDAQ SYMBOLS: CLASS A - THIFX, CLASS C - THICX, CLASS I - THIIX, CLASS R1 - THIRX

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
U.S. Treasury Securities — 3.56%
United States Treasury Notes, 3.00% due 2/15/2008 (1)	Aaa/AAA	$4,000,000	$3,869,375
United States Treasury Notes, 4.75% due 11/15/2008	Aaa/AAA	1,500,000	1,496,836
United States Treasury Notes, 5.75% due 8/15/2010 (1)	Aaa/AAA	2,500,000	2,591,797
United States Treasury Notes, 3.625% due 5/15/2013	Aaa/AAA	5,000,000	4,635,156

TOTAL U.S.TREASURY SECURITIES (Cost $13,030,510)			12,593,164

U.S. Government Agencies — 6.64%
Federal Home Loan Bank, 2.25% due 5/15/2006	Aaa/AAA	2,000,000	1,993,339
Federal Home Loan Bank, 4.875% due 5/15/2007	Aaa/AAA	150,000	149,601
Federal Home Loan Bank, 5.833% due 1/23/2008	Aaa/AAA	500,000	505,727
Federal Home Loan Bank, 5.785% due 4/14/2008	Aaa/AAA	75,000	75,878
Federal Home Loan Bank, 5.835% due 7/15/2008	Aaa/AAA	300,000	304,283
Federal Home Loan Bank, 5.085% due 10/7/2008	Aaa/AAA	250,000	249,499
Federal Home Loan Bank, 5.038% due 10/14/2008	Aaa/AAA	200,000	199,352
Federal Home Loan Bank, 5.365% due 12/11/2008	Aaa/AAA	75,000	75,343
Federal Home Loan Bank, 4.50% due 12/15/2008	Aaa/AAA	3,000,000	2,948,904
Federal Home Loan Bank, 5.985% due 4/9/2009	Aaa/AAA	85,000	86,872
Federal Home Loan Bank, 4.00% due 9/22/2009	Aaa/AAA	1,500,000	1,481,293
Federal Home Loan Bank, Floating Rate Note, 4.37% due 2/22/2007	Aaa/AAA	1,370,000	1,368,992
Federal Home Loan Mtg Corp. CMO Series 2814 Class GB, 5.00% due 6/15/2019	Aaa/AAA	1,442,650	1,396,779
Federal Home Loan Mtg Corp. CMO Series 2821 Class YI, 5.50% due 9/15/2014	Aaa/AAA	2,639,472	2,624,198
Federal National Mtg Assoc, 3.50% due 12/28/2006	Aaa/AAA	325,000	321,180
Federal National Mtg Assoc, 5.185% due 11/1/2008	Aaa/AAA	457,221	453,922
Federal National Mtg Assoc, 6.00% due 12/1/2008	Aaa/AAA	62,544	63,391
Federal National Mtg Assoc, 8.00% due 12/1/2009	Aaa/AAA	28,046	28,877
Federal National Mtg Assoc, 7.00% due 3/1/2011	Aaa/AAA	38,174	38,860
Federal National Mtg Assoc, 6.42% due 4/1/2011	Aaa/AAA	2,364,664	2,398,148
Federal National Mtg Assoc, 5.095% due 12/1/2011	Aaa/AAA	125,808	123,938
Federal National Mtg Assoc, 7.491% due 8/1/2014	Aaa/AAA	35,614	36,549
Federal National Mtg Assoc CMO Series 2003-64 Class EC, 5.50% due 5/25/2030	Aaa/AAA	830,675	823,539
Federal National Mtg Assoc CPI Floating Rate Note, 4.556% due 2/17/2009	Aaa/AAA	5,000,000	4,873,250
Federal National Mtg Assoc, Pool # 460568, 5.20% due 12/1/2006	Aaa/AAA	800,000	796,851
Government National Mtg Assoc, Pool # 003007, 8.50% due 11/20/2015	Aaa/AAA	27,340	28,687
Government National Mtg Assoc, Pool # 827148, 4.375% due 2/20/2024	Aaa/AAA	39,734	40,054

TOTAL U.S. GOVERNMENT AGENCIES (Cost $23,856,213)			23,487,306

Asset Back Securities — 4.05%
Associates Manufactured Housing Trust 1996-1 A5, 7.60% due 3/15/2027	Aaa/AAA	190,031	191,534
GSR Mtg Loan Trust Series 2004-3F Class 2-A10, 4.625% due 2/25/2034	NR/AAA	860,476	780,613
Small Business Administration, 4.638% due 2/10/2015	NR/NR	3,190,553	3,047,307
Washington Mutual Series 02-AR10, Class-A6, 4.816% due 10/25/2032	Aaa/AAA	38,971	38,641
Washington Mutual Series 03-AR10, Class-A4, 4.065% due 10/25/2033	Aaa/AAA	2,000,000	1,976,126
Washington Mutual Series 03-AR12, Class-A4, 3.743% due 2/25/2034	Aaa/AAA	1,794,386	1,767,843
Washington Mutual Series 03-AR5, Class-A6, 3.695% due 6/25/2033	Aaa/AAA	3,200,000	3,073,727
Washington Mutual Series 05-AR4, Class-A4b, 4.678% due 4/25/2035	Aaa/AAA	830,000	806,701
Wells Fargo Mortgage Backed Securities Series 2005-3 Class-A10, 5.50% due 5/25/2035	Aaa/NR	2,665,147	2,647,440

TOTAL ASSET BACK SECURITIES (Cost $14,778,745)			14,329,932

30 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2006 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Corporate Bonds — 70.63%
BANKS — 3.01%
COMMERCIAL BANKS — 3.01%
Bank of America Corp., 4.375% due 12/1/2010	Aa2/AA-	$1,675,000	$1,605,427
Capital One Bank, 6.70% due 5/15/2008	A3/BBB	1,665,000	1,708,019
Fifth Third Bank, Cincinnati Ohio, 3.375% due 8/15/2008	Aa1/AA-	2,500,000	2,394,535
HSBC USA Inc., 8.375% due 2/15/2007	Aa3/A+	700,000	716,348
National Westminster Bank, 7.375% due 10/1/2009	Aa2/AA-	715,000	761,913
Nations Bank Corp., 7.23% due 8/15/2012	Aa2/AA-	250,000	267,945
Northern Trust Co., 6.25% due 6/2/2008	A1/A+	500,000	510,034
PNC Funding Corp., 6.875% due 7/15/2007	A3/BBB+	95,000	96,604
Suntrust Bank Atlanta Georgia, 2.50% due 5/4/2006	Aa2/AA-	2,200,000	2,195,653
US Bank, 6.30% due 7/15/2008	Aa2/AA-	400,000	409,787

			10,666,265

CAPITAL GOODS — 4.95%
MACHINERY — 4.95%
Caterpillar Financial Services Corp., 6.40% due 2/15/2008	A2/A	250,000	252,206
Emerson Electric Co., 5.75% due 11/1/2011	A2/A	800,000	815,366
General American Railcar Corp., 6.69% due 9/20/2016	A3/AA-	205,907	217,679
Hubbell Inc., 6.375% due 5/15/2012	A3/A+	1,000,000	1,047,923
Illinois Tool Works Inc., 5.75% due 3/1/2009	Aa3/AA	4,595,000	4,664,559
John Deere Capital Corp., 5.125% due 10/19/2006	A3/A-	450,000	449,924
John Deere Capital Corp. Floating Rate Note, 5.005% due 6/10/2008	A3/A-	4,415,000	4,419,163
Johnson Controls Inc., 5.00% due 11/15/2006	Baa1/A-	1,000,000	996,528
Pentair Inc., 7.85% due 10/15/2009	Baa3/BBB	1,000,000	1,065,513
Pitney Bowes Inc., 5.875% due 5/1/2006	Aa3/A+	900,000	900,264
Pitney Bowes Inc., 4.625% due 10/1/2012	Aa3/A+	900,000	855,850
Pitney Bowes Inc., 3.875% due 6/15/2013	Aa3/A+	2,000,000	1,806,920

			17,491,895

COMMERCIAL SERVICES & SUPPLIES — 1.73%
COMMERCIAL SERVICES & SUPPLIES — 1.73%
Aramark Services Inc., 7.00% due 7/15/2006	Baa3/BBB-	250,000	251,055
Science Applications International Corp., 6.75% due 2/1/2008	A3/A-	250,000	255,918
Science Applications International Corp., 6.25% due 7/1/2012	A3/A-	1,000,000	1,008,863
Valassis Communications, 6.625% due 1/15/2009	Baa3/BBB-	1,700,000	1,728,347
Waste Management Inc., 6.875% due 5/15/2009	Baa3/BBB	725,000	753,831
Waste Management Inc., 6.50% due 11/15/2008	Baa3/BBB	1,000,000	1,025,650
Waste Management, Inc., 7.375% due 8/1/2010	Baa3/BBB	500,000	533,400
WMX Technologies Inc., 7.00% due 10/15/2006	Baa3/BBB	550,000	554,791

			6,111,855

DIVERSIFIED FINANCIALS — 26.79%
CAPITAL MARKETS — 8.90%
Bear Stearns Co. Inc., 4.50% due 10/28/2010	A1/A	1,500,000	1,442,349
Jefferies Group Inc. Senior Note Series B, 7.50% due 8/15/2007	Baa1/BBB	2,600,000	2,661,625

Certified Semi-Annual Report 31

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2006 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Legg Mason Mortgage Capital Corp., 6.27% due 6/1/2009	A/A	$1,714,286	$1,714,286
Lehman Brothers Holdings Inc., 3.50% due 8/7/2008	A1/A+	700,000	672,612
Lehman Brothers Holdings Inc. CPI Floating Rate Note, 5.42% due 5/12/2014	A1/A+	5,190,000	4,978,300
Merrill Lynch & Co. CPI Floating Rate Note, 4.58% due 3/2/2009	Aa3/A+	3,000,000	2,905,290
Merrill Lynch & Co. CPI Floating Rate Note, 5.47% due 5/5/2014	Aa3/A+	1,000,000	956,100
Merrill Lynch & Co. CPI Floating Rate Note, 4.79% due 3/12/2007	Aa3/A+	5,000,000	4,963,400
Merrill Lynch & Co. CPI Floating Rate Note, 3.92% due 4/5/2006	Aa3/A+	5,376,000	5,376,000
Morgan Stanley Group, Inc., 4.725% due 1/18/2008	Aa3/A+	5,000,000	5,007,315
Schwab Charles Corp., 6.30% due 4/28/2006	A2/A-	800,000	800,673
CONSUMER FINANCE — 4.73%
SLM Corp. CPI Floating Rate Note, 6.11% due 1/31/2014	A2/A	9,500,000	9,137,670
SLM Corp. CPI Floating Rate Note, 4.62% due 3/2/2009	A2/A	3,000,000	2,912,550
SLM Corp. Floating Rate Note, 5.21% due 9/15/2008	A2/A	1,675,000	1,676,360
SLM Corp. Floating Rate Note, 4.833% due 7/25/2008	A2/A	3,000,000	3,008,979
DIVERSIFIED FINANCIAL SERVICES — 13.16%
American General Finance Corp., 4.625% due 9/1/2010	A1/A+	200,000	192,641
Berkshire Hathaway Finance Corp. Senior Note, 4.625% due 10/15/2013	Aaa/AAA	1,000,000	946,858
General Electric Capital Corp., 7.75% due 6/9/2009	Aaa/AAA	200,000	212,684
General Electric Capital Corp., 4.25% due 12/1/2010	Aaa/AAA	2,000,000	1,908,614
General Electric Capital Corp., 7.375% due 1/19/2010	Aaa/AAA	400,000	426,799
General Electric Capital Corp., 5.00% due 2/15/2007	Aaa/AAA	2,900,000	2,895,934
General Electric Capital Corp., 4.375% due 11/21/2011	Aaa/AAA	1,500,000	1,425,153
General Electric Capital Corp. Floating Rate Note, 4.80% due 5/30/2008	Aaa/AAA	494,000	490,468
General Electric Capital Corp. Floating Rate Note, 5.03% due 12/15/2009	Aaa/AAA	1,000,000	1,002,049
General Electric Capital Corp. Floating Rate Note, 4.441% due 3/2/2009	Aaa/AAA	5,000,000	4,875,000
Household Finance Corp., 7.20% due 7/15/2006	Aa3/A	550,000	552,965
Household Finance Corp., 5.75% due 1/30/2007	Aa3/A	400,000	401,675
Household Finance Corp., 5.90% due 5/15/2006	Aa3/A	100,000	100,003
Household Finance Corp., 6.40% due 9/15/2009	Aa3/A	400,000	400,118
Household Finance Corp. CPI Floating Rate Note, 5.36% due 8/10/2009	Aa3/A	5,000,000	4,814,500
International Lease Finance Corp., 4.55% due 10/15/2009	A1/AA-	2,500,000	2,426,578
International Lease Finance Corp., 5.00% due 9/15/2012	A1/AA-	4,000,000	3,846,284
International Lease Finance Corp. Floating Rate Note, 5.00% due 1/15/2010	A1/AA-	4,050,000	4,071,129
JP Morgan Chase Co., 4.50% due 11/15/2010	Aa3/A+	1,465,000	1,409,570
JP Morgan Chase Co. CPI Floating Rate Note, 5.33% due 6/28/2009	Aa3/A+	5,000,000	4,911,150
Principal Financial Group Australia, 8.20% due 8/15/2009	A2/A	700,000	753,209
Toyota Motor Credit Corp., 2.875% due 8/1/2008	Aaa/AAA	800,000	759,439
Toyota Motor Credit Corp., 4.35% due 12/15/2010	Aaa/AAA	800,000	774,523
Toyota Motor Credit Corp., 2.70% due 1/30/2007	Aaa/AAA	3,300,000	3,233,472
Toyota Motor Credit Corp., 4.25% due 3/15/2010	Aaa/AAA	3,450,000	3,330,216
US Central Credit Union, 2.75% due 5/30/2008	Aa1/AAA	375,000	356,330

			94,730,870

ENERGY — 3.07%
ENERGY EQUIPMENT & SERVICES — 2.82%
Central Power & Light Co., 7.125% due 2/1/2008	Baa1/BBB	2,000,000	2,057,292
Commonwealth Edison Co., 4.74% due 8/15/2010	Baa1/A-	975,000	941,571
El Paso Corp., 7.00% due 5/15/2011	Caa1/B-	700,000	702,625
Enterprise Products Participating LP, 7.50% due 2/1/2011	Baa3/BB+	250,000	266,870
Louis Dreyfus Natural Gas Corp., 6.875% due 12/1/2007	Baa1/BBB	290,000	296,080
Murphy Oil Corp., 6.375% due 5/1/2012	Baa1/A-	750,000	778,328
Panenergy Corp., 7.00% due 10/15/2006	Baa3/BBB-	1,100,000	1,105,261

32 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2006 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Phillips Petroleum Co., 9.375% due 2/15/2011	A1/A-	$900,000	$1,045,226
Phillips Petroleum Co., 8.75% due 5/25/2010	A1/A-	250,000	280,567
Questar Pipeline Co., 6.05% due 12/1/2008	A2/A-	425,000	431,045
Rio Tinto Finance, 5.75% due 7/3/2006	Aa3/A+	925,000	927,227
Smith International Inc. Senior Note, 7.00% due 9/15/2007	Baa1/BBB+	600,000	612,612
Sonat, Inc., 7.625% due 7/15/2011	Caa1/B-	500,000	515,000
OIL, GAS & CONSUMABLE FUELS — 0.25%
Occidental Petroleum Corp., 10.125% due 9/15/2009	A3/A-	315,000	362,124
Occidental Petroleum Corp., 7.375% due 11/15/2008	A3/A-	300,000	314,821
Union Oil Co. California, 7.90% due 4/18/2008	A1/BBB+	200,000	208,891

			10,845,540

FOOD & DRUG RETAILING — 0.08%
FOOD & STAPLES RETAILING — 0.08%
General Mills, 5.50% due 1/12/2009	Baa2/BBB+	300,000	300,773

			300,773

FOOD BEVERAGE & TOBACCO — 1.77%
BEVERAGES — 0.96%
Anheuser Busch Co. Inc., 4.375% due 1/15/2013	A1/A+	2,000,000	1,876,350
Anheuser Busch Co. Inc., 5.625% due 10/1/2010	A1/A+	1,150,000	1,162,911
Coca Cola Co., 5.75% due 3/15/2011	Aa3/A+	200,000	203,515
Conagra Inc., 7.875% due 9/15/2010	Baa2/BBB+	150,000	161,851
FOOD PRODUCTS — 0.81%
Diageo Finance BV, 3.00% due 12/15/2006	A3/A-	925,000	910,973
Sara Lee Corp., 6.00% due 1/15/2008	A3/BBB+	900,000	905,536
Sysco International Co., 6.10% due 6/1/2012	A1/A+	1,000,000	1,026,509

			6,247,645

HOUSEHOLD & PERSONAL PRODUCTS — 0.91%
PERSONAL PRODUCTS — 0.91%
Nike Inc., 5.50% due 8/15/2006	A2/A+	900,000	900,766
Procter & Gamble Co., 4.75% due 6/15/2007	Aa3/AA-	350,000	348,691
Procter & Gamble Co., 4.30% due 8/15/2008	Aa3/AA-	2,000,000	1,962,990

			3,212,447

INSURANCE — 8.70%
INSURANCE — 8.70%
AIG Sunamerica Global Financing, 5.10% due 1/17/2007	Aa2/AA+	800,000	798,578
Allstate Corp., 5.375% due 12/1/2006	A1/A+	900,000	900,009
Allstate Life Global Funding, CPI Floating Rate Note, 4.27% due 4/2/2007	Aa2/AA	5,000,000	4,967,500
Hartford Financial Services Group Inc. Senior Note, 4.625% due 7/15/2013	A3/A-	1,000,000	938,102
Hartford Life, Inc., 7.10% due 6/15/2007	A3/A-	300,000	305,844
Liberty Mutual Group, Inc., 5.75% due 3/15/2014	Baa3/BBB	1,000,000	972,087
Lincoln National Corp., 4.75% due 2/15/2014	A3/A-	1,000,000	936,215
Metlife Inc., 5.25% due 12/1/2006	A2/A	450,000	449,702
Old Republic International Corp., 7.00% due 6/15/2007	Aa3/A+	1,800,000	1,824,163

Certified Semi-Annual Report 33

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2006 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Pacific Life Global Funding CPI Floating Rate Note, 6.165% due 2/6/2016	Aa3/AA	$8,000,000	$7,577,920
Principal Life Global Funding, 4.40% due 10/1/2010	Aa2/AA	4,000,000	3,819,404
Principal Life Income Funding Floating Rate Note, 5.30% due 4/1/2016	Aa2/AA	5,000,000	4,671,300
Unumprovident Corp., 7.625% due 3/1/2011	Ba1/BB+	2,450,000	2,599,137

			30,759,961

MATERIALS — 1.30%
CHEMICALS — 1.30%
Chevron Phillips Chemical, 7.00% due 3/15/2011	Baa1/BBB+	500,000	526,764
Chevron Phillips Chemical, 5.375% due 6/15/2007	Baa1/BBB+	75,000	74,656
Chevrontexaco Capital Co., 3.50% due 9/17/2007	Aa2/AA	1,400,000	1,367,796
Dow Chemical Co., 5.75% due 12/15/2008	A3/A-	350,000	354,313
E.I. du Pont de Nemours & Co., 8.25% due 9/15/2006	A2/A	200,000	202,668
E.I. du Pont de Nemours & Co., 4.75% due 11/15/2012	A2/A	1,000,000	953,179
E.I. du Pont de Nemours & Co., 4.125% due 3/6/2013	A2/A	325,000	297,636
Hoechst Celanese Corp., 7.125% due 3/15/2009	B2/NR	200,000	202,952
Lubrizol Corp. Senior Note, 5.875% due 12/1/2008	Baa3/BBB-	635,000	639,665

			4,619,629

MEDIA — 1.43%
MEDIA — 1.43%
AOL Time Warner Inc., 6.75% due 4/15/2011	Baa2/BBB+	750,000	777,832
E W Scripps Co. Ohio, 5.75% due 7/15/2012	A2/A	80,000	79,482
New York Times Co., 4.625% due 6/25/2007	A2/A	300,000	298,044
Scholastic Corp., 5.75% due 1/15/2007	Baa3/BB+	762,000	760,574
Thomson Corp., 4.25% due 8/15/2009	A3/A-	2,900,000	2,787,384
Time Warner Inc., 8.05% due 1/15/2016	Baa2/BBB+	200,000	223,650
Tribune Co., 6.875% due 11/1/2006	A3/A-	125,000	125,835

			5,052,801

MISCELLANEOUS — 1.36%
MISCELLANEOUS — 1.01%
Stanford University, 5.85% due 3/15/2009	Aaa/NR	3,500,000	3,567,935
YANKEE — 0.35%
Kreditanstalt Fur Wiederaufbau, 3.25% due 7/16/2007	Aaa/AAA	435,000	424,187
Nova Scotia Province Canada, 5.75% due 2/27/2012	A2/A	500,000	511,182
Ontario Province Canada, 3.282% due 3/28/2008	Aa2/AA	335,000	322,529

			4,825,833

PHARMACEUTICALS & BIOTECHNOLOGY — 2.40%
BIOTECHNOLOGY — 2.40%
Abbott Labs, 6.40% due 12/1/2006	A1/AA	1,000,000	1,007,093
Abbott Labs, 3.75% due 3/15/2011	A1/AA	500,000	465,837
Eli Lilly & Co., 5.50% due 7/15/2006	Aa3/AA	1,850,000	1,852,849
Tiers Inflation Linked Trust Series Wyeth 2004 21 Trust Certificate CPI Floating Rate Note, 6.198% due 2/1/2014	Baa1/A	5,450,000	5,154,501

			8,480,280

34 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2006 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
RETAILING — 2.20%
DISTRIBUTORS — 0.03%
Dayton Hudson Corp., 9.625% due 2/1/2008	A2/A+	$100,000	$106,861
MULTILINE RETAIL — 1.58%
Costco Wholesale Corp., 5.50% due 3/15/2007	A2/A	500,000	499,645
Dillard’s Inc., 7.375% due 6/1/2006	B2/BB	150,000	150,187
Wal-Mart Stores Inc., 6.875% due 8/10/2009	Aa2/AA	900,000	943,600
Wal-Mart Stores Inc., 4.125% due 2/15/2011	Aa2/AA	3,735,000	3,536,156
Wal-Mart Stores Inc., 1992-A1 Pass Through Certificate, 7.49% due 6/21/2007	Aa2/AA	165,231	168,999
Wal-Mart Stores Inc., Pass Through Certificate, 8.57% due 1/2/2010	Aa2/AA	273,102	282,758
SPECIALTY RETAIL — 0.59%
Home Depot, Inc., 4.625% due 8/15/2010	Aa3/AA	2,135,000	2,079,407

			7,767,613

SOFTWARE & SERVICES — 1.69%
INTERNET SOFTWARE & SERVICES — 1.26%
Electronic Data Systems Corp., 7.125% due 10/15/2009	Ba1/BBB-	2,500,000	2,626,163
Electronic Data Systems Corp., 6.50% due 8/1/2013	Ba1/BBB-	1,000,000	1,016,941
Reynolds & Reynolds, 7.00% due 12/15/2006	Ba1/BBB	800,000	797,271
IT SERVICES — 0.43%
First Data Corp., 4.95% due 6/15/2015	A2/A+	1,640,000	1,533,823

			5,974,198

TECHNOLOGY HARDWARE & EQUIPMENT — 4.70%
COMPUTERS & PERIPHERALS — 4.42%
Computer Sciences Corp., 6.25% due 3/15/2009	A3/A	300,000	305,783
Computer Sciences Corp., 7.375% due 6/15/2011	A3/A	1,317,000	1,406,174
Computer Sciences Corp., 3.50% due 4/15/2008	A3/A	2,000,000	1,925,966
First Data Corp., 5.625% due 11/1/2011	A2/A+	5,900,000	5,902,260
First Data Corp., 6.375% due 12/15/2007	A2/A+	110,000	111,587
International Business Machines, 4.875% due 10/1/2006	A1/A+	500,000	499,407
International Business Machines, 4.25% due 9/15/2009	A1/A+	1,000,000	968,368
International Business Machines, 2.375% due 11/1/2006	A1/A+	2,825,000	2,781,410
Jabil Circuit, Inc., 5.875% due 7/15/2010	Baa3/BBB-	500,000	500,602
Oracle Corp., 6.91% due 2/15/2007	A3/A-	1,200,000	1,216,039
TECHNOLOGY HARDWARE & EQUIPMENT — 0.28%
Cisco Systems, Inc., 5.25% due 2/22/2011	A1/A+	1,000,000	991,466

			16,609,062

TELECOMMUNICATION SERVICES — 1.11%
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.11%
Cingular Wireless, 5.625% due 12/15/2006	Baa2/A	900,000	902,219
GTE Hawaiian Telephone Inc., 7.375% due 9/1/2006 (Insured: MBIA)	Aaa/AAA	1,500,000	1,510,350
Verizon Wireless Capital LLC, 5.375% due 12/15/2006	A3/A	1,500,000	1,500,166

			3,912,735

Certified Semi-Annual Report 35

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2006 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
TRANSPORTATION — 0.56%
AIRLINES — 0.49%
Continental Airlines Pass Through Certificate Series 1997 4 Class-4A, 6.90% due 1/2/2018	Baa3/BBB+	$195,071	$198,723
Delta Air Lines Inc. EETC Series 2001-1 Class-A, 6.619% due 3/18/2011	Ba2/BB+	216,629	219,665
Southwest Airlines Co., 7.875% due 9/1/2007	Baa1/A	1,012,000	1,044,696
Southwest Airlines Co., 5.10% due 5/1/2006	Aa2/AA+	277,877	277,850
ROAD & RAIL — 0.07%
CSX Corp., 7.45% due 5/1/2007	Baa2/BBB	225,000	229,445

			1,970,379

UTILITIES — 2.87%
ELECTRIC UTILITIES — 2.16%
Appalachian Power Co., 6.60% due 5/1/2009 (Insured: MBIA)	Aaa/AAA	175,000	180,988
Gulf Power Co., 4.35% due 7/15/2013	A2/A	925,000	857,010
Minnesota Power & Light Co., 7.00% due 2/15/2007	Baa1/A	900,000	909,526
Northern Border Pipeline Co., 6.25% due 5/1/2007	A3/BBB+	120,000	120,843
Northern States Power Co., 4.75% due 8/1/2010	A2/A-	2,825,000	2,751,030
PSI Energy Inc., 7.85% due 10/15/2007	Baa1/BBB	500,000	516,641
PSI Energy Inc., 6.65% due 6/15/2006	A3/A-	245,000	245,612
Texas Eastern Transmission Corp. Senior Note, 5.25% due 7/15/2007	Baa2/BBB	525,000	522,000
Wisconsin Energy Corp., 5.50% due 12/1/2008	A3/BBB+	350,000	350,614
Wisconsin Public Service Corp., 6.125% due 8/1/2011	Aa2/A+	1,150,000	1,183,414
GAS UTILITIES — 0.44%
Southern California Gas Co., 4.375% due 1/15/2011	A1/A+	225,000	215,056
Texas Municipal Gas Corp., 2.60% due 7/1/2007 (Insured: FSA)	Aaa/AAA	1,355,000	1,326,003
MULTI-UTILITIES — 0.27%
Madison Gas & Electric Co., 6.02% due 9/15/2008	Aa3/AA-	950,000	965,155

			10,143,892

TOTAL CORPORATE BONDS (Cost $253,786,964)			249,723,673

Taxable Municipal Bonds — 12.92%
American Campus Properties Student Housing, 7.38% due 9/1/2012 (Insured: MBIA)	Aaa/AAA	3,885,000	4,130,066
American Fork City Utah Sales, 4.89% due 3/1/2012 (Insured: FSA)	Aaa/AAA	300,000	291,852
American Fork City Utah Sales, 5.07% due 3/1/2013 (Insured: FSA)	Aaa/AAA	120,000	117,193
Arkansas Electric Coop Corp., 7.33% due 6/30/2008	A2/AA-	116,000	117,769
Bessemer Alabama Water Revenue Taxable Warrants Series B, 7.375% due 7/1/2008 (Insured: FSA)	Aaa/AAA	670,000	686,160
Brockton MA Taxable Economic Development Series A, 6.45% due 5/1/2017 (Insured: FGIC)	Aaa/AAA	150,000	157,863
Burbank California Waste Disposal Revenue, 5.29% due 5/1/2007 (Insured: FSA)	Aaa/AAA	370,000	369,711
Burbank California Waste Disposal Revenue, 5.48% due 5/1/2008 (Insured: FSA)	Aaa/AAA	310,000	310,890
Cleveland Cuyahoga County Ohio, 6.10% due 5/15/2013	NR/BBB+	1,850,000	1,768,211
Cook County Illinois Community College District 508, 6.90% due 5/1/2010 (Insured:AMBAC)	Aaa/AAA	600,000	612,768
Cook County Illinois School District 083, 4.625% due 12/1/2010 (Insured: FSA)	Aaa/NR	250,000	241,295
Cook County Illinois School District 083, 4.875% due 12/1/2011 (Insured: FSA)	Aaa/NR	150,000	145,605
Denver City & County Special Facilities Taxable Refunding & Improvement Series B, 7.15% due 1/1/2008 (Insured: MBIA)	Aaa/AAA	900,000	926,469
Elkhart Indiana Redevelopment District Revenue, 4.80% due 6/15/2011	NR/NR	240,000	224,808
Elkhart Indiana Redevelopment District Revenue, 4.80% due 12/15/2011	NR/NR	245,000	228,360
Elkhart Indiana Redevelopment District Revenue, 5.05% due 12/15/2012	NR/NR	515,000	480,449

36 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2006 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Elkhart Indiana Redevelopment District Revenue, 5.25% due 12/15/2013	NR/NR	$540,000	$501,082
Grant County Washington Water Public Utility District 2 Series Z, 5.14% due 1/1/2014	Aaa/AAA	1,015,000	992,102
Green Bay Wisconsin Series B, 4.875% due 4/1/2011 (Insured: MBIA)	Aaa/NR	365,000	355,999
Hancock County Mississippi, 4.20% due 8/1/2008 (Insured: MBIA)	Aaa/NR	305,000	297,088
Hancock County Mississippi, 4.80% due 8/1/2010 (Insured: MBIA)	Aaa/NR	245,000	238,669
Hancock County Mississippi, 4.90% due 8/1/2011 (Insured: MBIA)	Aaa/NR	315,000	307,223
Hanover Pennsylvania Area School District Taxable Notes Series B, 4.47% due 3/15/2013 (Insured: FSA)	Aaa/AAA	1,385,000	1,312,786
Jefferson County Texas Navigation Taxable Refunding, 5.50% due 5/1/2010 (Insured: FSA)	Aaa/NR	500,000	501,700
Jefferson Franklin, Etc. Counties Illinois Community College District 521, 3.625% due 1/1/2007 (Insured: FSA)	Aaa/NR	300,000	296,724
Jersey City New Jersey Municipal Utilities Authority, 3.72% due 5/15/2009 (Insured: MBIA)	Aaa/AAA	575,000	548,763
Kendall Kane County Illinois School 308, 5.50% due 10/1/2011 (Insured: FGIC)	Aaa/NR	365,000	366,975
Los Angeles County California Metropolitan Transport, 4.56% due 7/1/2010 (Insured: AMBAC)	Aaa/AAA	2,775,000	2,689,863
Los Angeles County California Pension Capital Appreciation Series C, 0% due 6/30/2008 (Insured: MBIA)	Aaa/AAA	300,000	265,524
Maryland State Economic Development Corp., 7.25% due 6/1/2008 (Maryland Tech Development Center Project)	NR/NR	280,000	284,071
Mississippi State Taxable Business Series V, 7.125% due 9/1/2006	NR/AA	140,000	141,123
Missouri State Development Finance Board Series A, 5.45% due 3/1/2011 (Crackerneck Creek Project)	NR/A+	1,090,000	1,080,833
Montgomery County Maryland Revenue Authority, 5.00% due 2/15/2012	Aa2/AA+	100,000	97,606
Multnomah County Oregon School District 1J Refunding Taxable, 4.191% due 6/15/2008	A2/A-	650,000	632,021
New Jersey Health Care Facilities Financing, 10.75% due 7/1/2010 (ETM)	NR/NR	445,000	499,032
New Jersey Health Care Facilities Financing, 7.70% due 7/1/2011 (Insured: Connie Lee)	NR/AAA	130,000	135,642
New Rochelle New York Industrial Development Agency, 7.15% due 10/1/2014	Aa2/A+	150,000	159,033
New York Environmental Facilities, 5.85% due 3/15/2011	NR/AA-	3,500,000	3,575,810
New York State Housing Finance, 4.46% due 8/15/2009	Aa1/NR	400,000	388,552
New York State Urban Development Corp., 4.75% due 12/15/2011	NR/AAA	1,400,000	1,363,684
Newark New Jersey, 4.70% due 4/1/2011 (Insured: MBIA)	Aaa/NR	845,000	817,766
Newark New Jersey, 4.90% due 4/1/2012 (Insured: MBIA)	Aaa/NR	1,225,000	1,188,960
Niagara Falls New York Public Water, 4.30% due 7/15/2010 (Insured: MBIA)	Aaa/AAA	360,000	345,992
Northwest Open Access Network Washington Revenue, 6.18% due 12/1/2008 (Insured: AMBAC)	Aaa/AAA	1,600,000	1,630,464
Ohio State Petroleum Underground Storage, 6.75% due 8/15/2008 (Insured: MBIA)	Aaa/AAA	660,000	660,766
Ohio State Taxable Development Assistance Series A, 4.88% due 10/1/2011 (Insured: MBIA)	Aaa/AAA	550,000	536,926
Pima County Arizona Industrial Development Authority Series E, 9.05% due 7/1/2008	Baa3/NR	70,000	70,404
Port Walla Walla Revenue, 5.30% due 12/1/2009	NR/NR	235,000	227,614
Providence Rhode Island, 5.59% due 1/15/2008 (Insured: FGIC)	Aaa/AAA	340,000	342,149
Santa Fe County NM Charter School Taxable Series B, 7.55% due 1/15/2010 (ATC Foundation Project)	NR/NR	190,000	189,814
Short Pump Town Center Community Development, 6.26% due 2/1/2009	NR/NR	1,000,000	1,001,970
Sisters Providence Obligation Group Direct Obligation Notes Series 1997, 7.47% due 10/1/2007	Aa3/AA	1,805,000	1,851,533
Springfield City School District Tax Anticipation Notes, 6.35% due 12/1/2010 (2)	Aaa/NR	1,400,000	1,417,892
Springfield City School District Tax Anticipation Notes, 6.40% due 12/1/2011 (2)	Aaa/NR	1,500,000	1,526,010
Tazewell County Illinois Community High School, 5.20% due 12/1/2011 (Insured: FSA)	Aaa/NR	355,000	351,851
Tennessee State Taxable Series B, 6.00% due 2/1/2013	Aa2/AA	500,000	511,410
Texas State Public Finance Authority Revenue, 3.125% due 6/15/2007	Aa2/AA	400,000	390,832
Texas Tech University Revenue, 6.00% due 8/15/2011 (Insured: MBIA)	Aaa/AAA	245,000	251,897
University of Illinois Revenue, 6.35% due 4/1/2011 (Insured: FGIC)	Aaa/AAA	1,000,000	1,041,370
Victor New York, 9.20% due 5/1/2014	NR/NR	1,250,000	1,270,900
Virginia Housing Development Authority Taxable Rental Housing Series I, 7.30% due 2/1/2008	Aa1/AA+	505,000	519,175
West Valley City Utah Municipal Building Lease Refunding Taxable, 7.67% due 5/1/2006	Aa2/NR	1,500,000	1,503,150

Certified Semi-Annual Report 37

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2006 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Wisconsin State General Revenue, 4.80% due 5/1/2013 (Insured: FSA)	Aaa/AAA	$200,000	$192,778

TOTAL TAXABLE MUNICIPAL BONDS (Cost $46,415,978)			45,682,997

Short Term Investments — 1.27%
Merrill Lynch, 4.73% due 4/5/2006		1,500,000	1,499,212
UBS Finance, 4.75% due 4/3/2006		3,000,000	2,999,208

TOTAL SHORT TERM INVESTMENTS (Cost $4,498,420)			4,498,420

TOTAL INVESTMENTS — 99.07% (Cost $356,366,830)			$350,315,493
OTHER ASSETS LESS LIABILITIES — 0.93%			3,286,115

NET ASSETS — 100.00%			$353,601,608

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred prior to or subsequent to the reporting period end.

(1)	Segregated as collateral for a when-issued security.

(2)	When-issued security.

See notes to financial statements.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

AMBAC	Insured by American Municipal Bond Assurance Corp.

ETM	Escrowed to Maturity

FGIC	Insured by Financial Guaranty Insurance Co.

FSA	Insured by Financial Security Assurance Co.

MBIA	Insured by Municipal Bond Investors Assurance

SUMMARY OF SECURITY CREDIT RATINGS†

Ratings are a blend of Moody’s and Standard & Poor’s, using the higher rating. Some bonds are rated by only one service.

38 Certified Semi-Annual Report

EXPENSE EXAMPLE

Thornburg Limited Term Income Funds	March 31, 2006 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A Shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 30, 2005 and held until March 31, 2006.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 9/30/05	Ending Account Value 3/31/06	Expenses Paid During Period† 9/30/05-3/31/06
U.S. Government Fund
Class A Shares
Actual	$1,000	$1,002.70	$4.69
Hypothetical*	$1,000	$1,020.25	$4.73
Class B Shares
Actual	$1,000	$995.90	$12.21
Hypothetical*	$1,000	$1,012.69	$12.32
Class C Shares
Actual	$1,000	$1,001.40	$6.01
Hypothetical*	$1,000	$1,018.93	$6.06
Class I Shares
Actual	$1,000	$1,004.20	$3.17
Hypothetical*	$1,000	$1,021.77	$3.20
Class RI Shares
Actual	$1,000	$1,002.60	$4.74
Hypothetical*	$1,000	$1,020.20	$4.78
Income Fund
Class A Shares
Actual	$1,000	$1,003.50	$4.95
Hypothetical*	$1,000	$1,019.99	$4.99
Class C Shares
Actual	$1,000	$1,002.20	$6.19
Hypothetical*	$1,000	$1,018.75	$6.24
Class I Shares
Actual	$1,000	$1,005.10	$3.34
Hypothetical*	$1,000	$1,021.60	$3.37
Class RI Shares
Actual	$1,000	$1,003.50	$4.94
Hypothetical*	$1,000	$1,020.00	$4.98

†	Thornburg Limited Term U.S. Government Fund expenses are equal to the annualized expense ratio for each class (A: 0.94%; B: 2.45%; C: 1.20%; I: 0.63%; and R1: 0.95%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period. Thornburg Limited Term Income Fund expenses are equal to the annualized expense ratio for each class (A: 0.99%; C: 1.24%; I: 0.67%; and R1: 0.99%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

Certified Semi-Annual Report 39

OTHER INFORMATION

Thornburg Limited Term Income Funds	March 31, 2006 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Funds’ voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Commencing August 31, 2004, information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Funds’ Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also make this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

40 Certified Semi-Annual Report

This page intentionally left blank.

This page is not part of the Semi-Annual Report. 41

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

February 8, 2005

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

This statement is submitted for the general information of the shareholders of Thornburg Investment Trust. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund’s investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money.

42 This page is not part of the Semi-Annual Report.

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

403(b)

A special, tax-advantaged savings vehicle available only to employees of 501(c)(3) organizations, such as charitable, educational, scientific and religious organizations. 403(b) plans are also available to employees of public schools and universities.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

This page is not part of the Semi-Annual Report. 43

The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $22 billion. Founded in 1982, the firm manages four equity funds, eight bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and controlling risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $126 million in Thornburg Funds.

Core Strategies for Building Wealth

We deliver core strategies to help investors meet long-term goals. A core strategy is a consistent, disciplined and proven investment process that represents the foundation of a diversified portfolio.

Investment Manager:	Distributor:

119 East Marcy Street	119 East Marcy Street
Santa Fe, New Mexico 87501	Santa Fe, New Mexico 87501
800.847.0200	800.847.0200

Thornburg Limited Term Income Funds

Laddering – an All Weather Strategy

The Funds’ objectives are to obtain as high a level of current income as is consistent with the preservation of capital.

Thornburg Limited Term U.S. Government Fund – This Fund is a laddered portfolio of short/intermediate obligations issued by the U.S. Government, its agencies or instrumentalities with an average maturity of five years or less.

Thornburg Limited Term Income Fund – This Fund is a laddered portfolio of short/intermediate investment grade obligations with an average maturity of five years or less.

Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year; cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder. The strategy is a good compromise for managing different types of risk.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg Florida Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

Thornburg’s equity research uses a fundamental, yet comprehensive, analytical approach. We invest when and where we perceive compelling value. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

Reduce paper clutter.
Receive your shareholder reports and prospectus online
instead of through traditional mail.
Sign up at
www.thornburg.com/edelivery

2 This page is not part of the Semi-Annual Report.

2006

Certified Semi-Annual Report

Thornburg Limited Term Income Funds

I Shares – March 31, 2006

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Certified Semi-Annual Report 3

Important Information

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

Minimum investments for Class I shares are higher than those for other classes. Returns reflect the reinvestment of dividends and capital gains. There is no up front sales charge for this class of shares.

Shares in the Funds carry risks, including possible loss of principal. As with direct bond ownership, funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The principal value of bond funds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Shares in the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency.

The information presented on the following pages was current as of March 31, 2006. The manager’s views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each Fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Glossary

The Lehman Brothers Intermediate Government/Credit Bond Index – An unmanaged, market-weighted index generally representative of intermediate government and investment-grade corporate debt securities having maturities of up to ten years.

The Lehman Brothers Intermediate Government Bond Index – An unmanaged, market-weighted index generally representative of all public obligations of the U.S. Government, its agencies and instrumentalities having maturities of up to ten years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Duration – The measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Basis Point – A unit for measuring a bond yield that is equal to 1/100th of a 1% yield. A 1% change =100 basis points (bps)

Fed Funds Rate – Is the interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

U.S. Treasuries – U.S. Treasury Securities are guaranteed as to the timely payment of principal and interest, if held to maturity and the Fund shares are not guaranteed and are subject to loss.

4 Certified Semi-Annual Report

Letter to Shareholders

Steve Bohlin

Portfolio Manager

April 13, 2006

Dear Fellow Shareholder:

I am pleased to present the Semi-Annual Report for the Thornburg Limited Term U.S. Government Fund and the Thornburg Limited Term Income Fund for the six months ended March 31, 2006. The net asset value of a Class I share of the Thornburg Limited Term U.S. Government Fund decreased 14 cents in the period to $12.62. If you were invested for the entire period, you received dividends of 19.4 cents per share. If you reinvested your dividends, you received 19.5 cents per share. The net asset value of a Class I share of the Thornburg Limited Term Income Fund decreased 20 cents in the period to $12.31. If you were invested for the entire period, you received dividends of 26.4 cents per share. If you reinvested your dividends, you received 26.6 cents per share. Please read the accompanying exhibits for more detailed information and history.

Interest rates on U.S. Treasuries were higher across the yield curve on March 31, 2006 than at September 30, 2005. Most of this rise in interest rates has happened since January 18, 2006. For example, the yield on a five-year U.S. Treasury ranged between a low of 4.19% and a high of 4.83% over the period and the yield on a ten-year U.S. Treasury ranged between a low of 4.32% and a high of 4.86%. While the front end of the yield curve has been steadily rising over the last six months, the ten-year and longer segment traded in a 25 basis point range until January 18, 2006 and has moved upward since. Quality spreads (the additional yield on a corporate bond) stayed about the same through January before starting to rise in the last two months. Quality spreads on lower rated credits contracted over the six month period.

Putting income and the change in price together, the Class I shares of the Thornburg Limited Term U.S. Government Fund produced a total return of 0.42% over the six-month period, assuming a beginning-of-the-period investment at the net asset value. The Lehman Intermediate Government Index produced a 0.30% total return over the same time period. The Class I shares of the Thornburg Limited Term Income Fund produced a total return of 0.51% over the six-month period, assuming a beginning-of-the-period investment at the net asset value. The Lehman Intermediate Government/Credit Index produced a 0.13% total return over the same time period. The Funds kept their durations shorter than the Indices during the fourth quarter of 2005, during which time longer-term interest rates stayed fairly steady and longer duration bonds tended to outperform. Because the Funds kept their durations shorter and allocated a larger portion of their portfolios to short-term bonds, their returns fell short of the Indices in the fourth quarter of 2005 and outperformed the Indices in the first quarter of 2006 when interest rates rose across the yield curve. The Thornburg Limited Term Income Fund also had a lower percentage of Baa/BBB and lower rated bonds than the Lehman Intermediate Government/Credit Index had (the Thornburg Limited Term Income Fund does not purchase bonds rated below investment grade). We have kept our durations shorter than the Indices thus far in 2006, because we believe doing so will improve the Funds’ return relative to the Indices if interest rates rise further.

Short-term interest rates have risen steadily since the Federal Open Market Committee (FOMC) started raising the Fed Funds Rate in June 2004. It has only been recently, however, that the yield on the ten-year Treasury note finally exceeded its level from just before the Fed started raising rates. This is a first in modern day markets. The huge influx of foreign investments has helped keep longer-term interest rates down and may explain the lack of usual movement in the yield curve. More than 50% of all marketable U.S. Treasuries are now held offshore, up from 35% five years ago. Foreign investors purchased 55% of all U.S. dollar debt last year on a net-issuance basis. That is 55% of all Treasury, Agency, Corporate, Mortgage, Asset-backed, Money Market, and Municipal debt issued in 2005. This is on top of 60% of all debt in 2004. If Foreign Central banks and other offshore investors continue to purchase our debt, longer-term interest rates should stay lower than would be expected

Certified Semi-Annual Report 5

given the state of the economy. The recent parallel upward move in interest rates across the yield curve might be caused by a lessening of interest from overseas.

While foreigners are funding the nation’s debt, the U.S. economy continues to grow. The consensus forecast is for strong U.S. economic growth in the first quarter of 2006 followed by a deceleration back towards trend GDP growth, as measured by 3% to 4% growth in real GDP. Some believe that the decline in the housing market may slow GDP growth further. With 15 consecutive 25 basis point hikes, the FOMC has finally removed the accommodative rates we have seen over the last few years. The Fed Funds Rate is now at a level considered neutral, i.e. neither accommodative nor restrictive in its influence on the economy. However, the large increases in prices for energy and commodities combined with the upward movement in capacity utilization and jobs growth have helped fuel speculation that inflation is on the rise in the near term.

It appears evident that the future path of the FOMC will be more and more determined by the economic data. With jobs growth and corporate capital expenditures being offset by the slowdown in the housing market and the rise in gasoline prices, each data point will be scrutinized by the bond market to determine where the appropriate level of interest rates should be. With one or two more rate increases, the FOMC should be firmly in the “neutral” zone and may even be considered slightly restrictive. The bond market tries to be proactive, however. If it is believed that inflation is accelerating, the bond market may start increasing yields as well. If it is believed that the U.S. consumer is “tapped out”, the bond market may start anticipating a future Fed Funds Rate decrease. But, on top of all of that, foreign participation in our bond markets will remain a key determinant. If half of the bidders at an auction decide not to participate, prices tend to drop causing yields to rise. Foreign investors have been purchasing more than half of our debt these last two years. We are cognizant of this as we manage the portfolios for the future.

Regardless of the direction of interest rates, we believe your Funds are well positioned. The Thornburg Limited Term U.S. Government Fund and the Thornburg Limited Term Income Fund are laddered portfolios of short-to-intermediate bonds. We keep the portfolios laddered over a time period ranging from one day to approximately ten years, with the average maturity of the portfolios always no more than five years. Some of the bonds are al-ways coming close to maturity, but never too many at one time. We feel a laddered maturity portfolio of short-to-intermediate bonds is a sensible strategy over time. Intermediate bonds have proven to be a sensible part of a portfolio. They can provide stability to the underlying principal, they can provide income for the portfolio, and, over the years, they have provided an attractive return versus money market instruments.

Thank you for investing in our Funds. We feel the Thornburg Limited Term U.S. Government Fund and the Thornburg Limited Term Income Fund are appropriate investments for investors who want a short-to-interme-diate bond portfolio. While future performance cannot be guaranteed, we feel that we are well positioned, and we will maintain a steady course.

Sincerely,

Steven J. Bohlin
Portfolio Manager

6 Certified Semi-Annual Report

STATEMENTS OF ASSETS AND LIABILITIES

Thornburg Limited Term Income Funds	March 31, 2006 (Unaudited)

	Limited Term U.S. Government Fund	Limited Term Income Fund
ASSETS
Investments at value (cost $167,065,316 and $356,366,830, respectively)	$161,509,952	$350,315,493
Cash	1,080,271	1,910,077
Principal receivable	10,884	—
Receivable for fund shares sold	103,967	2,641,241
Interest receivable	1,618,740	3,435,494
Prepaid expenses and other assets	54,968	31,572

Total Assets	164,378,782	358,333,877

LIABILITIES
Payable for securities purchased	—	2,967,147
Payable for fund shares redeemed	1,099,737	1,206,841
Payable to investment advisor and other affiliates (Note 3)	107,271	228,409
Accounts payable and accrued expenses	57,191	85,471
Dividends payable	101,088	244,401

Total Liabilities	1,365,287	4,732,269

NET ASSETS	$163,013,495	$353,601,608

NET ASSETS CONSIST OF:
Undistributed net investment income	$52,033	$70,784
Net unrealized depreciation on investments	(5,555,364)	(6,051,337)
Accumulated net realized gain (loss)	(686,017)	(3,711,984)
Net capital paid in on shares of beneficial interest	169,202,843	363,294,145

	$163,013,495	$353,601,608

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($117,170,256 and $196,432,794 applicable to 9,281,944 and 15,962,424 shares of beneficial interest outstanding - Note 4)	$12.62	$12.31
Maximum sales charge, 1.50% of offering price	0.19	0.19

Maximum offering price per share	$12.81	$12.50

Class B Shares:
Net asset value and offering price per share * ($1,730,040 applicable to 137,353 shares of beneficial interest outstanding - Note 4)	$12.60	$—

Class C Shares:
Net asset value and offering price per share * ($27,000,920 and $51,255,558 applicable to 2,125,851 and 4,171,758 shares of beneficial interest outstanding - Note 4)	$12.70	$12.29

Certified Semi-Annual Report 7

STATEMENTS OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Limited Term Income Funds	March 31, 2006 (Unaudited)

	Limited Term U.S. Government Fund	Limited Term Income Fund
Class I Shares:
Net asset value, offering and redemption price per share ($13,301,254 and $102,729,625 applicable to 1,053,666 and 8,347,118 shares of beneficial interest outstanding - Note 4)	$12.62	$12.31

Class R1 Shares:
Net asset value, offering and redemption price per share ($3,811,025 and $3,183,631 applicable to 301,688 and 258,516 shares of beneficial interest outstanding - Note 4)	$12.63	$12.32

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

8 Certified Semi-Annual Report

STATEMENTS OF OPERATIONS

Thornburg Limited Term Income Funds	Six Months Ended March 31, 2006 (Unaudited)

	Limited Term U.S. Government Fund	Limited Term Income Fund
INVESTMENT INCOME:
Interest income (net of premium amortized of $772,196 and $581,260, respectively)	$3,305,404	$8,888,538

EXPENSES:
Investment advisory fees (Note 3)	336,274	902,390
Administration fees (Note 3)
Class A Shares	80,729	127,561
Class B Shares	1,103	—
Class C Shares	18,837	34,461
Class I Shares	3,707	24,770
Class R1 Shares	2,154	1,651
Distribution and service fees (Note 3)
Class A Shares	161,458	255,123
Class B Shares	8,815	—
Class C Shares	150,195	274,985
Class R1 Shares	8,638	6,629
Transfer agent fees
Class A Shares	83,885	123,860
Class B Shares	8,103	—
Class C Shares	22,053	35,030
Class I Shares	11,520	36,908
Class R1 Shares	585	1,387
Registration and filing fees
Class A Shares	8,875	13,686
Class B Shares	6,992	—
Class C Shares	6,948	8,562
Class I Shares	7,234	8,519
Class R1 Shares	6,684	7,260
Custodian fees (Note 3)	40,108	58,377
Professional fees	15,360	20,920
Accounting fees	6,580	16,070
Trustee fees	1,299	4,897
Other expenses	22,163	33,025

Total Expenses	1,020,299	1,996,071
Less:
Expenses reimbursed by investment advisor (Note 3)	(27,621)	(149,090)
Distribution and service fees waived (Note 3)	(75,098)	(137,492)
Fees paid indirectly (Note 3)	(44,552)	(12,912)

Net Expenses	873,028	1,696,577

Net Investment Income	$2,432,376	$7,191,961

Certified Semi-Annual Report 9

STATEMENTS OF OPERATIONS, CONTINUED

Thornburg Limited Term Income Funds	Six Months Ended March 31, 2006 (Unaudited)

	Limited Term U.S. Government Fund	Limited Term Income Fund
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments sold	$2,467	$(22,081)
Net change in unrealized appreciation (depreciation) on investments	(1,944,516)	(6,012,643)

Net Realized and Unrealized Loss	(1,942,049)	(6,034,724)

Net Increase in Net Assets Resulting From Operations	$490,327	$1,157,237

See notes to financial statements.

10 Certified Semi-Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Limited Term U.S. Government Fund	(Unaudited)*

	*Six Months Ended March 31, 2006	Year Ended September 30, 2005
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$2,432,376	$5,154,187
Net realized gain on investments	2,467	120,345
Increase (Decrease) in unrealized appreciation (depreciation) of investments	(1,944,516)	(4,003,893)

Net Increase (Decrease) in Net Assets Resulting from Operations	490,327	1,270,639
DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(1,774,087)	(3,952,925)
Class B Shares	(10,875)	(25,128)
Class C Shares	(374,044)	(900,979)
Class I Shares	(226,193)	(443,663)
Class R1 Shares	(47,177)	(26,599)
FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(19,858,802)	(22,152,201)
Class B Shares	(125,255)	(476,721)
Class C Shares	(5,490,118)	(9,829,652)
Class I Shares	(2,613,299)	3,482,340
Class R1 Shares	842,138	2,598,892

Net Decrease in Net Assets	(29,187,385)	(30,455,997)
NET ASSETS:
Beginning of period	192,200,880	222,656,877

End of period	$163,013,495	$192,200,880

See notes to financial statements.

Certified Semi-Annual Report 11

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Limited Term Income Fund	(Unaudited)*

	*Six Months Ended March 31, 2006	Year Ended September 30, 2005
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$7,191,961	$13,814,830
Net realized gain (loss) on investments	(22,081)	33,259
Increase (Decrease) in unrealized appreciation (depreciation) of investments	(6,012,643)	(8,194,449)

Net Increase (Decrease) in Net Assets Resulting from Operations	1,157,237	5,653,640
DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(4,015,309)	(8,546,058)
Class C Shares	(1,015,313)	(2,192,018)
Class I Shares	(2,109,176)	(3,797,631)
Class R1 Shares	(52,163)	(48,598)
FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(13,049,332)	(12,086,746)
Class C Shares	(7,176,627)	(4,598,144)
Class I Shares	4,991,520	11,548,065
Class R1 Shares	1,068,086	1,280,382

Net Decrease in Net Assets	(20,201,077)	(12,787,108)
NET ASSETS:
Beginning of period	373,802,685	386,589,793

End of period	$353,601,608	$373,802,685

See notes to financial statements.

12 Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Limited Term Income Funds	March 31, 2006 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Limited Term U.S. Government Fund (the “Government Fund”) and Thornburg Limited Term Income Fund (the “Income Fund”), hereafter referred to collectively as the “Funds”, are diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing ten series of shares of beneficial interest in addition to those of the Funds: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Florida Intermediate Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, and Thornburg Investment Income Builder Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Funds’ objectives are to obtain as high a level of current income as is consistent, in the view of the Funds’ investment advisor, with the preservation of capital.

The Government Fund currently offers five classes of shares of beneficial interest, Class A, Class B, Class C, Institutional Class (Class I), and Retirement Class (Class R1) shares. The Income Fund currently offers four classes of shares of beneficial interest, Class A, Class C, Institutional Class (Class I), and Retirement Class (Class R1) shares. Each class of shares of a fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year and bear both a service fee and a distribution fee, (iv) Class I shares are sold at net asset value without a sales charge at the time of purchase, (v) Class R1 shares are sold at net asset value without a sales charge, but bear both a service fee and a distribution fee, and (vi) the respective classes may have different reinvestment privileges and conversion rights. Additionally, each fund may allocate among its classes certain expenses, to the extent applicable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Funds are limited to service and distribution fees, administrative fees, and certain registration and transfer agent expenses. Class B shares of the Government Fund outstanding for eight years will convert to Class A shares of the Government Fund.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: The Trust determines the value of investments utilizing an independent pricing service approved by the Board of Trustees. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices, normally at 4:00 p.m. EST. When quotations are not readily available, securities are valued at evaluated prices as determined by the pricing service using methods which include consideration of yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity, and rating; indications as to value from dealers and general market conditions. In any case where a price is not available from a pricing service for an investment, the Trust’s valuation and pricing committee determines a fair value for the investment using factors approved by the Trustees. The valuation procedures used by the pricing service and the portfolio valuations received by the Funds are reviewed by the officers of the Trust under the general supervision of the Board of Trustees. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable income, including any net realized gain on investments of the Funds to the shareholders. Therefore, no provision for Federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Funds’ investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Funds will record the transaction and reflect the value in determining each Fund’s net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the each Fund’s records at the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Funds are declared daily as a dividend on shares for which the Funds have received payment. Dividends are paid monthly and are reinvested in additional shares of the Funds at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net capital gains, to the extent available, will be distributed at least annually.

Certified Semi-Annual Report 13

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	March 31, 2006 (Unaudited)

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized over the life of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. The Funds invest in various mortgage-backed securities. Such securities pay interest and a portion of principal each month, which is then available for investment in securities at prevailing prices. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Foreign Currency Transactions: With respect to the Income Fund, portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and interest denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Income Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of interest recorded on the Income Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Funds for which the fees are payable at the end of each month. For the period ended March 31, 2006, these fees were payable at annual rates ranging from .375 of 1% to .275 of 1% per annum of the average daily net assets of the Government Fund and .50 of 1% to .275 of 1% per annum of the average daily net assets of the Income Fund depending on each Fund’s asset size. The Trust also has an Administrative Services Agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of each Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to Class A, Class B, Class C, and Class R1 shares, and up to .05 of 1% per annum of the average daily net assets attributable to Class I shares. For the period ended March 31, 2006, the Advisor voluntarily reimbursed certain class specific expenses and administrative fees of $7,054, $5,017, $6,689, and $8,861 for the Class B, C, I, and R1 shares, respectively, of the Government Fund and $88,269, $29,995, $19,494, and $11,332 for the Class A, C, I, and R1 shares, respectively, of the Income Fund.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the distributor of each Fund’s shares. For the period ended March 31, 2006, the Distributor has advised the Funds that they earned net commissions aggregating $0 and $665 from the sales of Class A shares of the Government Fund and Income Fund, respectively, and collected contingent deferred sales charges aggregating $1,195 and $1,556 from redemptions of Class C shares of the Government Fund and Income Fund, respectively.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Funds may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of its average daily net assets attributable to the Class A, Class B, Class C, and Class R1 shares of the Funds for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder related services. The Advisor may pay out of its own resources additional expenses for distribution of each Fund’s shares.

The Trust has also adopted Distribution Plans pursuant to Rule 12b-1, applicable to each Fund’s Class B, Class C, and Class R1 shares under which the Funds compensate the Distributor for services in promoting the sale of Class B, C, and R1 shares of

14 Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	March 31, 2006 (Unaudited)

the Funds at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to these classes. Total fees incurred by each class of shares of the Funds under their respective service and distribution plans for the period ended March 31, 2006, are set forth in the Statements of Operations. Distribution fees of $75,098 and $137,492, respectively, for Class C shares of the Government Fund and Income Fund were waived.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by each Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the period ended March 31, 2006, fees paid indirectly were $44,552 for the Government Fund and $12,912 for the Income Fund. These figures may include additional fees waived by the Custodian.

Certain officers and Trustees of the Trust are also officers and/or Directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 - SHARES OF BENEFICIAL INTEREST

At March 31, 2006, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

GOVERNMENT FUND

	Period Ended March 31, 2006		Year Ended September 30, 2005
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	588,693	$7,472,170	2,243,592	$28,913,349
Shares issued to shareholders in reinvestment of dividends	105,858	1,342,971	230,485	2,966,058
Shares repurchased	(2,259,180)	(28,673,943)	(4,195,950)	(54,031,608)

Net Increase (Decrease)	(1,564,629)	$(19,858,802)	(1,721,873)	$(22,152,201)

Class B Shares
Shares sold	5,948	$75,416	36,434	$470,166
Shares issued to shareholders in reinvestment of dividends	657	8,308	1,423	18,270
Shares repurchased	(16,505)	(208,979)	(75,180)	(965,157)

Net Increase (Decrease)	(9,900)	$(125,255)	(37,323)	$(476,721)

Class C Shares
Shares sold	147,636	$1,888,882	353,641	$4,581,667
Shares issued to shareholders in reinvestment of dividends	22,313	284,778	51,902	671,957
Shares repurchased	(600,185)	(7,663,778)	(1,165,115)	(15,083,276)

Net Increase (Decrease)	(430,236)	$(5,490,118)	(759,572)	$(9,829,652)

Class I Shares
Shares sold	64,506	$819,425	560,384	$7,250,216
Shares issued to shareholders in reinvestment of dividends	15,431	195,777	30,104	387,218
Shares repurchased	(285,911)	(3,628,501)	(322,906)	(4,155,094)

Net Increase (Decrease)	(205,974)	$(2,613,299)	267,582	$3,482,340

Class R1 Shares
Shares sold	114,359	$1,455,921	225,835	$2,890,863
Shares issued to shareholders in reinvestment of dividends	3,602	45,725	1,901	24,425
Shares repurchased	(51,843)	(659,508)	(24,563)	(316,396)

Net Increase (Decrease)	66,118	$842,138	203,173	$2,598,892

Certified Semi-Annual Report 15

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	March 31, 2006 (Unaudited)

INCOME FUND

	Period Ended March 31, 2006		Year Ended September 30, 2005
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	1,553,781	$19,269,066	4,512,773	$57,228,284
Shares issued to shareholders in reinvestment of dividends	245,195	3,039,320	493,348	6,244,437
Shares repurchased	(2,850,296)	(35,357,718)	(5,976,128)	(75,559,467)

Net Increase (Decrease)	(1,051,320)	$(13,049,332)	(970,007)	$(12,086,746)

Class C Shares
Shares sold	289,736	$3,588,914	996,231	$12,608,384
Shares issued to shareholders in reinvestment of dividends	55,669	688,958	119,269	1,507,204
Shares repurchased	(924,743)	(11,454,499)	(1,480,457)	(18,713,732)

Net Increase (Decrease)	(579,338)	$(7,176,627)	(364,957)	$(4,598,144)

Class I Shares
Shares sold	1,298,862	$16,094,835	2,722,997	$34,485,958
Shares issued to shareholders in reinvestment of dividends	156,454	1,939,435	272,125	3,443,839
Shares repurchased	(1,050,981)	(13,042,750)	(2,083,269)	(26,381,732)

Net Increase (Decrease)	404,335	$4,991,520	911,853	$11,548,065

Class R1 Shares
Shares sold	105,150	$1,307,300	117,357	$1,481,761
Shares issued to shareholders in reinvestment of dividends	3,295	40,858	2,363	29,836
Shares repurchased	(22,555)	(280,072)	(18,214)	(231,215)

Net Increase (Decrease)	85,890	$1,068,086	101,506	$1,280,382

16 Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	March 31, 2006 (Unaudited)

NOTE 5 - SECURITIES TRANSACTIONS

For the period ended March 31, 2006, each fund had purchase and sale transactions of investment securities (excluding short term investments) of $7,155,060 and $25,630,985, respectively for the Government Fund and $18,059,201 and $25,640,733, respectively for the Income Fund.

NOTE 6 - INCOME TAXES

At March 31, 2006, information on the tax components of capital is as follows:

	Government Fund	Income Fund
Cost of investments for tax purpose	$167,065,316	$356,373,629

Gross unrealized appreciation on a tax basis	$189,850	$1,697,221
Gross unrealized depreciation on a tax basis	(5,745,214)	(7,755,357)

Net unrealized appreciation (depreciation) on investments (tax basis)	$(5,555,364)	$(6,058,136)

At March 31, 2006, the Government Fund had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:

2009	$674,873
2010	13,611

$688,484

At March 31, 2006, the Income Fund had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:

2008	$497,824
2009	650,941
2010	308,333
2013	1,625,980

$3,083,078

As of March 31, 2006, the Income Fund had deferred capital losses occurring subsequent to October 31, 2004 of $600,025. For tax purposes, such losses will be reflected in the year ending September 30, 2006.

Certified Semi-Annual Report 17

FINANCIAL HIGHLIGHTS

Thornburg Limited Term U.S. Government Fund	(Unaudited)*

	*Six Months Ended March 31, 2006		Year Ended September 30,
			2005	2004	2003	2002	2001
Class I Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.76		$13.01	$13.22	$13.27	$12.77	$12.03

Income from investment operations:
Net investment income	0.19		0.36	0.39	0.51	0.62	0.72
Net realized and unrealized gain (loss) on investments	(0.14)		(0.24)	(0.21)	(0.05)	0.50	0.74

Total from investment operations	0.05		0.12	0.18	0.46	1.12	1.46
Less dividends from:
Net investment income	(0.19)		(0.37)	(0.39)	(0.51)	(0.62)	(0.72)

Change in net asset value	(0.14)		(0.25)	(0.21)	(0.05)	0.50	0.74
NET ASSET VALUE, end of period	$12.62		$12.76	$13.01	$13.22	$13.27	$12.77

RATIOS/SUPPLEMENTAL DATA
Total return(a)	0.42%		0.95%	1.37%	3.51%	9.11%	12.45%
Ratios to average net assets:
Net investment income	3.05	%(b)	2.82%	2.95%	3.77%	4.86%	5.79%
Expenses, after expense reductions	0.68	%(b)	0.68%	0.67%	0.64%	0.61%	0.61%
Expenses, after expense reductions and net of custody credits	0.63	%(b)	0.67%	0.67%	0.62%	0.60%	—
Expenses, before expense reductions	0.72	%(b)	0.80%	0.77%	0.82%	1.04%	1.21%
Portfolio turnover rate	4.15%		18.00%	12.39%	35.06%	4.34%	15.23%
Net assets at end of period (000)	$13,301		$16,075	$12,905	$13,085	$6,960	$3,992

(a)	Not annualized for periods less than one year.

(b)	Annualized.

18 Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS

Thornburg Limited Term Income Fund	(Unaudited)*

	*Six Months Ended March 31, 2006		Year Ended September 30,
			2005	2004	2003	2002	2001
Class I Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.51		$12.80	$12.99	$12.79	$12.55	$11.90

Income from investment operations:
Net investment income	0.26		0.51	0.47	0.55	0.65	0.77
Net realized and unrealized gain (loss) on investments	(0.20)		(0.29)	(0.19)	0.20	0.24	0.65

Total from investment operations	0.06		0.22	0.28	0.75	0.89	1.42
Less dividends from:
Net investment income	(0.26)		(0.51)	(0.47)	(0.55)	(0.65)	(0.77)

Change in net asset value	(0.20)		(0.29)	(0.19)	0.20	0.24	0.65
NET ASSET VALUE, end of period	$12.31		$12.51	$12.80	$12.99	$12.79	$12.55

RATIOS/SUPPLEMENTAL DATA
Total return(a)	0.51%		1.77%	2.29%	5.89%	7.38%	12.29%
Ratios to average net assets:
Net investment income	4.26	%(b)	3.85%	3.64%	4.23%	5.19%	6.24%
Expenses, after expense reductions	0.68	%(b)	0.67%	0.67%	0.69%	0.69%	0.70%
Expenses, after expense reductions and net of custody credits	0.67	%(b)	0.67%	0.67%	0.69%	0.69%	—
Expenses, before expense reductions	0.71	%(b)	0.72%	0.72%	0.76%	0.78%	0.89%
Portfolio turnover rate	5.12%		23.16%	22.73%	18.86%	21.63%	20.54%
Net assets at end of period (000)	$102,730		$99,396	$90,025	$59,473	$39,281	$24,298

(a)	Not annualized for periods less than one year.

(b)	Annualized.

Certified Semi-Annual Report 19

SCHEDULE OF INVESTMENTS

Thornburg Limited Term U.S. Government Fund	March 31, 2006 (Unaudited)

CUSIPS: Class A - 885-215-103, CLASS B - 885-215-848, CLASS C - 885-215-830, CLASS I - 885-215-699, CLASS RI - 885-215-491

NASDAQ SYMBOLS: CLASS A - LTUSX, CLASS B - LTUBX, CLASS C - LTUCX, CLASS I - LTUIX, CLASS RI - LTURX

Issuer-Description	Principal Amount	Value
U.S. Treasury Securities — 45.18%
United States Treasury Notes, 7.00% due 7/15/2006	$2,000,000	$2,012,187
United States Treasury Notes, 2.375% due 8/15/2006	2,890,000	2,864,712
United States Treasury Notes, 4.375% due 5/15/2007	9,000,000	8,950,078
United States Treasury Notes, 6.125% due 8/15/2007	4,000,000	4,065,625
United States Treasury Notes, 2.625% due 5/15/2008	10,000,000	9,560,938
United States Treasury Notes, 5.50% due 5/15/2009	10,000,000	10,200,781
United States Treasury Notes, 6.50% due 2/15/2010	15,000,000	15,871,875
United States Treasury Notes, 5.75% due 8/15/2010	6,000,000	6,220,313
United States Treasury Notes, 3.625% due 5/15/2013	15,000,000	13,905,468

TOTAL U.S. TREASURY SECURITIES (Cost $77,582,764)		73,651,977

U.S. Government Agencies — 52.36%
Federal Agricultural Mtg Corp., 8.07% due 7/17/2006	1,000,000	1,008,894
Federal Agricultural Mtg Corp., 6.71% due 7/28/2014	200,000	218,960
Federal Farm Credit Bank, 1.875% due 1/16/2007	4,650,000	4,534,745
Federal Farm Credit Bank, 5.875% due 7/28/2008	1,900,000	1,929,253
Federal Farm Credit Bank, 5.87% due 9/2/2008	1,300,000	1,320,374
Federal Farm Credit Bank, 5.35% due 12/11/2008	200,000	200,841
Federal Farm Credit Bank, 5.80% due 3/19/2009	300,000	305,001
Federal Farm Credit Bank, 6.75% due 7/7/2009	350,000	366,113
Federal Farm Credit Bank, 6.06% due 5/28/2013	240,000	251,073
Federal Home Loan Bank, 2.25% due 5/15/2006	3,000,000	2,990,009
Federal Home Loan Bank, 3.05% due 10/12/2006	3,975,000	3,934,161
Federal Home Loan Bank, 7.76% due 11/21/2006	200,000	203,281
Federal Home Loan Bank, 7.00% due 2/15/2008	150,000	154,830
Federal Home Loan Bank, 5.48% due 1/8/2009	1,250,000	1,259,246
Federal Home Loan Bank, 5.985% due 4/9/2009	1,000,000	1,022,020
Federal Home Loan Bank, 5.79% due 4/27/2009	200,000	203,371
Federal Home Loan Bank, 3.00% due 4/29/2009	1,750,000	1,740,907
Federal Home Loan Bank, 3.40% due 11/12/2010	2,750,000	2,658,789
Federal Home Loan Bank Floating Rate Note, 4.37% due 2/22/2007	5,000,000	4,996,320
Federal Home Loan Mtg Corp., 6.80% due 3/19/2007	300,000	304,817
Federal Home Loan Mtg Corp. CMO Series 1616 Class E, 6.50% due 11/15/2008	1,536,107	1,545,669
Federal Home Loan Mtg Corp. CMO Series 2592 Class PD, 5.00% due 7/15/2014	1,000,000	994,480
Federal Home Loan Mtg Corp. CMO Series 2814 Class GB, 5.00% due 6/15/2019	1,442,650	1,396,779
Federal Home Loan Mtg Corp. CMO Series 2821 Class YI, 5.50% due 9/15/2014	2,638,601	2,623,332
Federal Home Loan Mtg Corp., Pool # 141016, 9.25% due 11/1/2016	68,078	73,975
Federal Home Loan Mtg Corp., Pool # 141412, 8.50% due 4/1/2017	95,610	101,117
Federal Home Loan Mtg Corp., Pool # 160043, 8.75% due 4/1/2008	7,846	7,938
Federal Home Loan Mtg Corp., Pool # 181730, 8.50% due 5/1/2008	6,640	6,734
Federal Home Loan Mtg Corp., Pool # 252986, 10.75% due 4/1/2010	23,099	24,636
Federal Home Loan Mtg Corp., Pool # 256764, 8.75% due 10/1/2014	4,598	4,639
Federal Home Loan Mtg Corp., Pool # 273822, 8.50% due 4/1/2009	14,914	14,942
Federal Home Loan Mtg Corp., Pool # 291880, 8.25% due 5/1/2017	119	119
Federal Home Loan Mtg Corp., Pool # 294817, 9.75% due 1/1/2017	26,881	26,881
Federal Home Loan Mtg Corp., Pool # 298107, 10.25% due 8/1/2017	27,039	30,418

20 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term U.S. Government Fund	March 31, 2006 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Federal Home Loan Mtg Corp., Pool # C90041, 6.50% due 11/1/2013		$45,658	$46,385
Federal Home Loan Mtg Corp., Pool # D06908, 9.50% due 9/1/2017		6,587	6,827
Federal Home Loan Mtg Corp., Pool # D37120, 7.00% due 7/1/2023		48,874	50,720
Federal Home Loan Mtg Corp., Pool # E00170, 8.00% due 7/1/2007		23,260	23,550
Federal Home Loan Mtg Corp., Pool # E49074, 6.50% due 7/1/2008		20,948	21,370
Federal Home Loan Mtg Corp., Pool # E61778, 6.50% due 4/1/2008		24,167	24,654
Federal National Mtg Assoc, 2.15% due 7/21/2006		750,000	743,682
Federal National Mtg Assoc, 3.125% due 12/8/2008		3,665,000	3,638,102
Federal National Mtg Assoc, 3.25% due 6/16/2009		4,000,000	3,984,250
Federal National Mtg Assoc, 4.25% due 6/29/2012		3,250,000	3,170,995
Federal National Mtg Assoc CMO Series 1992-22 Class HC, 7.00% due 3/25/2007		54,385	54,613
Federal National Mtg Assoc CMO Series 1993-101 Class PJ, 7.00% due 6/25/2008		368,738	371,752
Federal National Mtg Assoc CMO Series 1993-122 Class D, 6.50% due 6/25/2023		122,015	122,898
Federal National Mtg Assoc CMO Series 1993-32 Class H, 6.00% due 3/25/2023		152,636	153,172
Federal National Mtg Assoc CPI Floating Rate Note, 4.556% due 2/17/2009		3,000,000	2,923,950
Federal National Mtg Assoc, Pool # 008307, 8.00% due 5/1/2008		42,709	43,270
Federal National Mtg Assoc, Pool # 033356, 9.25% due 8/1/2016		15,451	15,758
Federal National Mtg Assoc, Pool # 040526, 9.25% due 1/1/2017		2,637	2,665
Federal National Mtg Assoc, Pool # 044003, 8.00% due 6/1/2017		51,329	53,938
Federal National Mtg Assoc, Pool # 050811, 7.50% due 12/1/2012		43,871	45,049
Federal National Mtg Assoc, Pool # 050832, 7.50% due 6/1/2013		60,255	61,814
Federal National Mtg Assoc, Pool # 076388, 9.25% due 9/1/2018		75,887	82,136
Federal National Mtg Assoc, Pool # 077725, 9.75% due 10/1/2018		20,247	21,075
Federal National Mtg Assoc, Pool # 100286, 7.50% due 8/1/2009		118,962	120,656
Federal National Mtg Assoc, Pool # 112067, 9.50% due 10/1/2016		53,606	58,521
Federal National Mtg Assoc, Pool # 156156, 8.50% due 4/1/2021		46,670	48,264
Federal National Mtg Assoc, Pool # 190555, 7.00% due 1/1/2014		38,205	39,035
Federal National Mtg Assoc, Pool # 190703, 7.00% due 3/1/2009		26,759	27,075
Federal National Mtg Assoc, Pool # 190836, 7.00% due 6/1/2009		66,840	67,696
Federal National Mtg Assoc, Pool # 250387, 7.00% due 11/1/2010		59,389	60,500
Federal National Mtg Assoc, Pool # 250481, 6.50% due 11/1/2015		5,891	5,967
Federal National Mtg Assoc, Pool # 251258, 7.00% due 9/1/2007		20,784	20,896
Federal National Mtg Assoc, Pool # 251759, 6.00% due 5/1/2013		93,573	94,885
Federal National Mtg Assoc, Pool # 252648, 6.50% due 5/1/2022		188,681	193,678
Federal National Mtg Assoc, Pool # 303383, 7.00% due 12/1/2009		44,580	45,028
Federal National Mtg Assoc, Pool # 312663, 7.50% due 6/1/2010		52,847	54,084
Federal National Mtg Assoc, Pool # 323706, 7.00% due 2/1/2009		78,951	79,744
Federal National Mtg Assoc, Pool # 323735, 5.50% due 5/1/2006		293,018	292,121
Federal National Mtg Assoc, Pool # 334996, 7.00% due 2/1/2011		64,244	65,459
Federal National Mtg Assoc, Pool # 342947, 7.25% due 4/1/2024		482,988	505,298
Federal National Mtg Assoc, Pool # 345775, 8.50% due 12/1/2024		39,314	40,479
Federal National Mtg Assoc, Pool # 373942, 6.50% due 12/1/2008		37,584	38,447
Federal National Mtg Assoc, Pool # 382926, 7.37% due 12/1/2010		334,831	348,835
Federal National Mtg Assoc, Pool # 384243, 6.10% due 10/1/2011		613,212	622,732
Federal National Mtg Assoc, Pool # 384746, 5.86% due 2/1/2009		1,048,776	1,061,645
Federal National Mtg Assoc, Pool # 385714, 4.70% due 1/1/2010		3,152,805	3,100,571
Federal National Mtg Assoc, Pool # 406384, 8.25% due 12/1/2024		200,505	211,075
Federal National Mtg Assoc, Pool # 443909, 6.50% due 9/1/2018		202,396	205,847
Federal National Mtg Assoc, Pool # 460568, 5.20% due 12/1/2006		3,500,000	3,486,225
Federal National Mtg Assoc, Pool # 516363, 5.00% due 3/1/2014		255,013	249,156
Federal National Mtg Assoc, Pool # 555207, 7.00% due 11/1/2017		102,025	104,619
Government National Mtg Assoc CMO Series 2001-65 Class PG, 6.00% due 7/20/2028		882,122	880,796
Government National Mtg Assoc CMO Series 2002-67 Class VA, 6.00% due 3/20/2013		403,428	403,815

Certified Semi-Annual Report 21

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term U.S. Government Fund	March 31, 2006 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Government National Mtg Assoc, Pool # 000623, 8.00% due 9/20/2016		$67,600	$70,800
Government National Mtg Assoc, Pool # 016944, 7.50% due 5/15/2007		27,573	27,727
Government National Mtg Assoc, Pool # 306636, 8.25% due 12/15/2006		8,570	8,619
Government National Mtg Assoc, Pool # 369693, 7.00% due 1/15/2009		89,808	90,715
Government National Mtg Assoc, Pool # 409921, 7.50% due 8/15/2010		40,252	41,163
Government National Mtg Assoc, Pool # 410240, 7.00% due 12/15/2010		44,537	45,277
Government National Mtg Assoc, Pool # 410271, 7.50% due 8/15/2010		38,593	39,505
Government National Mtg Assoc, Pool # 410846, 7.00% due 12/15/2010		66,065	67,161
Government National Mtg Assoc, Pool # 430150, 7.25% due 12/15/2026		71,522	75,334
Government National Mtg Assoc, Pool # 447040, 7.75% due 5/15/2027		51,941	55,302
Government National Mtg Assoc, Pool # 453928, 7.00% due 7/15/2017		91,793	96,110
Government National Mtg Assoc, Pool # 780063, 7.00% due 9/15/2008		18,335	18,487
Government National Mtg Assoc, Pool # 780448, 6.50% due 8/15/2011		127,353	130,676
Overseas Private Investment Corp., 4.10% due 11/15/2014		2,251,200	2,131,931
Private Export Funding Corp., 5.685% due 5/15/2012		5,000,000	5,125,345
Private Export Funding Corp., 4.974% due 8/15/2013		2,700,000	2,647,520
Tennessee Valley Authority, 4.75% due 8/1/2013		3,000,000	2,919,333
Tennessee Valley Authority Principal Inflation Indexed, 3.375% due 1/15/2007		6,256,550	6,297,781
United States Department of Housing & Urban Development, 3.51% due 8/1/2008		850,000	819,373

TOTAL U.S. GOVERNMENT AGENCIES (Cost $86,983,175)			85,358,597

Short Term Investments — 1.54%
Federal Home Loan Bank Discount Notes, 4.48% due 4/3/2006		2,500,000	2,499,377

TOTAL SHORT TERM INVESTMENTS (Cost $2,499,377)			2,499,377

TOTAL INVESTMENTS — 99.08% (Cost $167,065,316)			$161,509,952
OTHER ASSETS LESS LIABILITIES — 0.92%			1,503,543

NET ASSETS — 100.00%			$163,013,495

Footnote Legend

See notes to financial statements.

SUMMARY OF TYPES OF HOLDINGS

22 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS

Thornburg Limited Term Income Fund	March 31, 2006 (Unaudited)

CUSIPS: Class A - 885-215-509, CLASS C - 885-215-764, CLASS I - 885-215-681, CLASS RI - 885-215-483

NASDAQ SYMBOLS: CLASS A - THIFX, CLASS C - THICX, CLASS I - THIIX, CLASS RI - THIRX

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
U.S. Treasury Securities — 3.56%
United States Treasury Notes, 3.00% due 2/15/2008 (1)	Aaa/AAA	$4,000,000	$3,869,375
United States Treasury Notes, 4.75% due 11/15/2008	Aaa/AAA	1,500,000	1,496,836
United States Treasury Notes, 5.75% due 8/15/2010 (1)	Aaa/AAA	2,500,000	2,591,797
United States Treasury Notes, 3.625% due 5/15/2013	Aaa/AAA	5,000,000	4,635,156

TOTAL U.S. TREASURY SECURITIES (Cost $13,030,510)			12,593,164

U.S. Government Agencies — 6.64%
Federal Home Loan Bank, 2.25% due 5/15/2006	Aaa/AAA	2,000,000	1,993,339
Federal Home Loan Bank, 4.875% due 5/15/2007	Aaa/AAA	150,000	149,601
Federal Home Loan Bank, 5.833% due 1/23/2008	Aaa/AAA	500,000	505,727
Federal Home Loan Bank, 5.785% due 4/14/2008	Aaa/AAA	75,000	75,878
Federal Home Loan Bank, 5.835% due 7/15/2008	Aaa/AAA	300,000	304,283
Federal Home Loan Bank, 5.085% due 10/7/2008	Aaa/AAA	250,000	249,499
Federal Home Loan Bank, 5.038% due 10/14/2008	Aaa/AAA	200,000	199,352
Federal Home Loan Bank, 5.365% due 12/11/2008	Aaa/AAA	75,000	75,343
Federal Home Loan Bank, 4.50% due 12/15/2008	Aaa/AAA	3,000,000	2,948,904
Federal Home Loan Bank, 5.985% due 4/9/2009	Aaa/AAA	85,000	86,872
Federal Home Loan Bank, 4.00% due 9/22/2009	Aaa/AAA	1,500,000	1,481,293
Federal Home Loan Bank, Floating Rate Note, 4.37% due 2/22/2007	Aaa/AAA	1,370,000	1,368,992
Federal Home Loan Mtg Corp. CMO Series 2814 Class GB, 5.00% due 6/15/2019	Aaa/AAA	1,442,650	1,396,779
Federal Home Loan Mtg Corp. CMO Series 2821 Class YI, 5.50% due 9/15/2014	Aaa/AAA	2,639,472	2,624,198
Federal National Mtg Assoc, 3.50% due 12/28/2006	Aaa/AAA	325,000	321,180
Federal National Mtg Assoc, 5.185% due 11/1/2008	Aaa/AAA	457,221	453,922
Federal National Mtg Assoc, 6.00% due 12/1/2008	Aaa/AAA	62,544	63,391
Federal National Mtg Assoc, 8.00% due 12/1/2009	Aaa/AAA	28,046	28,877
Federal National Mtg Assoc, 7.00% due 3/1/2011	Aaa/AAA	38,174	38,860
Federal National Mtg Assoc, 6.42% due 4/1/2011	Aaa/AAA	2,364,664	2,398,148
Federal National Mtg Assoc, 5.095% due 12/1/2011	Aaa/AAA	125,808	123,938
Federal National Mtg Assoc, 7.491% due 8/1/2014	Aaa/AAA	35,614	36,549
Federal National Mtg Assoc CMO Series 2003-64 Class EC, 5.50% due 5/25/2030	Aaa/AAA	830,675	823,539
Federal National Mtg Assoc CPI Floating Rate Note, 4.556% due 2/17/2009	Aaa/AAA	5,000,000	4,873,250
Federal National Mtg Assoc, Pool # 460568, 5.20% due 12/1/2006	Aaa/AAA	800,000	796,851
Government National Mtg Assoc, Pool # 003007, 8.50% due 11/20/2015	Aaa/AAA	27,340	28,687
Government National Mtg Assoc, Pool # 827148, 4.375% due 2/20/2024	Aaa/AAA	39,734	40,054

TOTAL U.S. GOVERNMENT AGENCIES (Cost $23,856,213)			23,487,306

Asset Back Securities — 4.05%
Associates Manufactured Housing Trust 1996-1 A5, 7.60% due 3/15/2027	Aaa/AAA	190,031	191,534
GSR Mtg Loan Trust Series 2004-3F Class 2-A10, 4.625% due 2/25/2034	NR/AAA	860,476	780,613
Small Business Administration, 4.638% due 2/10/2015	NR/NR	3,190,553	3,047,307
Washington Mutual Series 02-AR10, Class-A6, 4.816% due 10/25/2032	Aaa/AAA	38,971	38,641
Washington Mutual Series 03-AR10, Class-A4, 4.065% due 10/25/2033	Aaa/AAA	2,000,000	1,976,126
Washington Mutual Series 03-AR12, Class-A4, 3.743% due 2/25/2034	Aaa/AAA	1,794,386	1,767,843
Washington Mutual Series 03-AR5, Class-A6, 3.695% due 6/25/2033	Aaa/AAA	3,200,000	3,073,727
Washington Mutual Series 05-AR4, Class-A4b, 4.678% due 4/25/2035	Aaa/AAA	830,000	806,701
Wells Fargo Mortgage Backed Securities Series 2005-3 Class-A10, 5.50% due 5/25/2035	Aaa/NR	2,665,147	2,647,440

TOTAL ASSET BACK SECURITIES (Cost $14,778,745)			14,329,932

Certified Semi-Annual Report 23

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2006 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Corporate Bonds — 70.63%
BANKS — 3.01%
COMMERCIAL BANKS — 3.01%
Bank of America Corp., 4.375% due 12/1/2010	Aa2/AA-	$1,675,000	$1,605,427
Capital One Bank, 6.70% due 5/15/2008	A3/BBB	1,665,000	1,708,019
Fifth Third Bank, Cincinnati Ohio, 3.375% due 8/15/2008	Aa1/AA-	2,500,000	2,394,535
HSBC USA Inc., 8.375% due 2/15/2007	Aa3/A+	700,000	716,348
National Westminster Bank, 7.375% due 10/1/2009	Aa2/AA-	715,000	761,913
Nations Bank Corp., 7.23% due 8/15/2012	Aa2/AA-	250,000	267,945
Northern Trust Co., 6.25% due 6/2/2008	A1/A+	500,000	510,034
PNC Funding Corp., 6.875% due 7/15/2007	A3/BBB+	95,000	96,604
Suntrust Bank Atlanta Georgia, 2.50% due 5/4/2006	Aa2/AA-	2,200,000	2,195,653
US Bank, 6.30% due 7/15/2008	Aa2/AA-	400,000	409,787

			10,666,265

CAPITAL GOODS — 4.95%
MACHINERY — 4.95%
Caterpillar Financial Services Corp., 6.40% due 2/15/2008	A2/A	250,000	252,206
Emerson Electric Co., 5.75% due 11/1/2011	A2/A	800,000	815,366
General American Railcar Corp., 6.69% due 9/20/2016	A3/AA-	205,907	217,679
Hubbell Inc., 6.375% due 5/15/2012	A3/A+	1,000,000	1,047,923
Illinois Tool Works Inc., 5.75% due 3/1/2009	Aa3/AA	4,595,000	4,664,559
John Deere Capital Corp., 5.125% due 10/19/2006	A3/A-	450,000	449,924
John Deere Capital Corp. Floating Rate Note, 5.005% due 6/10/2008	A3/A-	4,415,000	4,419,163
Johnson Controls Inc., 5.00% due 11/15/2006	Baa1/A-	1,000,000	996,528
Pentair Inc., 7.85% due 10/15/2009	Baa3/BBB	1,000,000	1,065,513
Pitney Bowes Inc., 5.875% due 5/1/2006	Aa3/A+	900,000	900,264
Pitney Bowes Inc., 4.625% due 10/1/2012	Aa3/A+	900,000	855,850
Pitney Bowes Inc., 3.875% due 6/15/2013	Aa3/A+	2,000,000	1,806,920

			17,491,895

COMMERCIAL SERVICES & SUPPLIES — 1.73%
COMMERCIAL SERVICES & SUPPLIES — 1.73%
Aramark Services Inc., 7.00% due 7/15/2006	Baa3/BBB-	250,000	251,055
Science Applications International Corp., 6.75% due 2/1/2008	A3/A-	250,000	255,918
Science Applications International Corp., 6.25% due 7/1/2012	A3/A-	1,000,000	1,008,863
Valassis Communications, 6.625% due 1/15/2009	Baa3/BBB-	1,700,000	1,728,347
Waste Management Inc., 6.875% due 5/15/2009	Baa3/BBB	725,000	753,831
Waste Management Inc., 6.50% due 11/15/2008	Baa3/BBB	1,000,000	1,025,650
Waste Management, Inc., 7.375% due 8/1/2010	Baa3/BBB	500,000	533,400
WMX Technologies Inc., 7.00% due 10/15/2006	Baa3/BBB	550,000	554,791

			6,111,855

DIVERSIFIED FINANCIALS — 26.79%
CAPITAL MARKETS — 8.90%
Bear Stearns Co. Inc., 4.50% due 10/28/2010	A1/A	1,500,000	1,442,349
Jefferies Group Inc. Senior Note Series B, 7.50% due 8/15/2007	Baa1/BBB	2,600,000	2,661,625

24 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2006 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Legg Mason Mortgage Capital Corp., 6.27% due 6/1/2009	A/A	$1,714,286	$1,714,286
Lehman Brothers Holdings Inc., 3.50% due 8/7/2008	A1/A+	700,000	672,612
Lehman Brothers Holdings Inc. CPI Floating Rate Note, 5.42% due 5/12/2014	A1/A+	5,190,000	4,978,300
Merrill Lynch & Co. CPI Floating Rate Note, 4.58% due 3/2/2009	Aa3/A+	3,000,000	2,905,290
Merrill Lynch & Co. CPI Floating Rate Note, 5.47% due 5/5/2014	Aa3/A+	1,000,000	956,100
Merrill Lynch & Co. CPI Floating Rate Note, 4.79% due 3/12/2007	Aa3/A+	5,000,000	4,963,400
Merrill Lynch & Co. CPI Floating Rate Note, 3.92% due 4/5/2006	Aa3/A+	5,376,000	5,376,000
Morgan Stanley Group, Inc., 4.725% due 1/18/2008	Aa3/A+	5,000,000	5,007,315
Schwab Charles Corp., 6.30% due 4/28/2006	A2/A-	800,000	800,673
CONSUMER FINANCE — 4.73%
SLM Corp. CPI Floating Rate Note, 6.11% due 1/31/2014	A2/A	9,500,000	9,137,670
SLM Corp. CPI Floating Rate Note, 4.62% due 3/2/2009	A2/A	3,000,000	2,912,550
SLM Corp. Floating Rate Note, 5.21% due 9/15/2008	A2/A	1,675,000	1,676,360
SLM Corp. Floating Rate Note, 4.833% due 7/25/2008	A2/A	3,000,000	3,008,979
DIVERSIFIED FINANCIAL SERVICES — 13.16%
American General Finance Corp., 4.625% due 9/1/2010	A1/A+	200,000	192,641
Berkshire Hathaway Finance Corp. Senior Note, 4.625% due 10/15/2013	Aaa/AAA	1,000,000	946,858
General Electric Capital Corp., 7.75% due 6/9/2009	Aaa/AAA	200,000	212,684
General Electric Capital Corp., 4.25% due 12/1/2010	Aaa/AAA	2,000,000	1,908,614
General Electric Capital Corp., 7.375% due 1/19/2010	Aaa/AAA	400,000	426,799
General Electric Capital Corp., 5.00% due 2/15/2007	Aaa/AAA	2,900,000	2,895,934
General Electric Capital Corp., 4.375% due 11/21/2011	Aaa/AAA	1,500,000	1,425,153
General Electric Capital Corp. Floating Rate Note, 4.80% due 5/30/2008	Aaa/AAA	494,000	490,468
General Electric Capital Corp. Floating Rate Note, 5.03% due 12/15/2009	Aaa/AAA	1,000,000	1,002,049
General Electric Capital Corp. Floating Rate Note, 4.441% due 3/2/2009	Aaa/AAA	5,000,000	4,875,000
Household Finance Corp., 7.20% due 7/15/2006	Aa3/A	550,000	552,965
Household Finance Corp., 5.75% due 1/30/2007	Aa3/A	400,000	401,675
Household Finance Corp., 5.90% due 5/15/2006	Aa3/A	100,000	100,003
Household Finance Corp., 6.40% due 9/15/2009	Aa3/A	400,000	400,118
Household Finance Corp. CPI Floating Rate Note, 5.36% due 8/10/2009	Aa3/A	5,000,000	4,814,500
International Lease Finance Corp., 4.55% due 10/15/2009	A1/AA-	2,500,000	2,426,578
International Lease Finance Corp., 5.00% due 9/15/2012	A1/AA-	4,000,000	3,846,284
International Lease Finance Corp. Floating Rate Note, 5.00% due 1/15/2010	A1/AA-	4,050,000	4,071,129
JP Morgan Chase Co., 4.50% due 11/15/2010	Aa3/A+	1,465,000	1,409,570
JP Morgan Chase Co. CPI Floating Rate Note, 5.33% due 6/28/2009	Aa3/A+	5,000,000	4,911,150
Principal Financial Group Australia, 8.20% due 8/15/2009	A2/A	700,000	753,209
Toyota Motor Credit Corp., 2.875% due 8/1/2008	Aaa/AAA	800,000	759,439
Toyota Motor Credit Corp., 4.35% due 12/15/2010	Aaa/AAA	800,000	774,523
Toyota Motor Credit Corp., 2.70% due 1/30/2007	Aaa/AAA	3,300,000	3,233,472
Toyota Motor Credit Corp., 4.25% due 3/15/2010	Aaa/AAA	3,450,000	3,330,216
US Central Credit Union, 2.75% due 5/30/2008	Aa1/AAA	375,000	356,330

			94,730,870

ENERGY — 3.07%
ENERGY EQUIPMENT & SERVICES — 2.82%
Central Power & Light Co., 7.125% due 2/1/2008	Baa1/BBB	2,000,000	2,057,292
Commonwealth Edison Co., 4.74% due 8/15/2010	Baa1/A-	975,000	941,571
El Paso Corp., 7.00% due 5/15/2011	Caa1/B-	700,000	702,625
Enterprise Products Participating LP, 7.50% due 2/1/2011	Baa3/BB+	250,000	266,870
Louis Dreyfus Natural Gas Corp., 6.875% due 12/1/2007	Baa1/BBB	290,000	296,080
Murphy Oil Corp., 6.375% due 5/1/2012	Baa1/A-	750,000	778,328
Panenergy Corp., 7.00% due 10/15/2006	Baa3/BBB-	1,100,000	1,105,261

Certified Semi-Annual Report 25

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2006 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Phillips Petroleum Co., 9.375% due 2/15/2011	A1/A-	$900,000	$1,045,226
Phillips Petroleum Co., 8.75% due 5/25/2010	A1/A-	250,000	280,567
Questar Pipeline Co., 6.05% due 12/1/2008	A2/A-	425,000	431,045
Rio Tinto Finance, 5.75% due 7/3/2006	Aa3/A+	925,000	927,227
Smith International Inc. Senior Note, 7.00% due 9/15/2007	Baa1/BBB+	600,000	612,612
Sonat, Inc., 7.625% due 7/15/2011	Caa1/B-	500,000	515,000
OIL, GAS & CONSUMABLE FUELS — 0.25%
Occidental Petroleum Corp., 10.125% due 9/15/2009	A3/A-	315,000	362,124
Occidental Petroleum Corp., 7.375% due 11/15/2008	A3/A-	300,000	314,821
Union Oil Co. California, 7.90% due 4/18/2008	A1/BBB+	200,000	208,891

			10,845,540

FOOD & DRUG RETAILING — 0.08%
FOOD & STAPLES RETAILING — 0.08%
General Mills, 5.50% due 1/12/2009	Baa2/BBB+	300,000	300,773

			300,773

FOOD BEVERAGE & TOBACCO — 1.77%
BEVERAGES — 0.96%
Anheuser Busch Co. Inc., 4.375% due 1/15/2013	A1/A+	2,000,000	1,876,350
Anheuser Busch Co. Inc., 5.625% due 10/1/2010	A1/A+	1,150,000	1,162,911
Coca Cola Co., 5.75% due 3/15/2011	Aa3/A+	200,000	203,515
Conagra Inc., 7.875% due 9/15/2010	Baa2/BBB+	150,000	161,851
FOOD PRODUCTS — 0.81%
Diageo Finance BV, 3.00% due 12/15/2006	A3/A-	925,000	910,973
Sara Lee Corp., 6.00% due 1/15/2008	A3/BBB+	900,000	905,536
Sysco International Co., 6.10% due 6/1/2012	A1/A+	1,000,000	1,026,509

			6,247,645

HOUSEHOLD & PERSONAL PRODUCTS — 0.91%
PERSONAL PRODUCTS — 0.91%
Nike Inc., 5.50% due 8/15/2006	A2/A+	900,000	900,766
Procter & Gamble Co., 4.75% due 6/15/2007	Aa3/AA-	350,000	348,691
Procter & Gamble Co., 4.30% due 8/15/2008	Aa3/AA-	2,000,000	1,962,990

			3,212,447

INSURANCE — 8.70%
INSURANCE — 8.70%
AIG Sunamerica Global Financing, 5.10% due 1/17/2007	Aa2/AA+	800,000	798,578
Allstate Corp., 5.375% due 12/1/2006	A1/A+	900,000	900,009
Allstate Life Global Funding, CPI Floating Rate Note, 4.27% due 4/2/2007	Aa2/AA	5,000,000	4,967,500
Hartford Financial Services Group Inc. Senior Note, 4.625% due 7/15/2013	A3/A-	1,000,000	938,102
Hartford Life, Inc., 7.10% due 6/15/2007	A3/A-	300,000	305,844
Liberty Mutual Group, Inc., 5.75% due 3/15/2014	Baa3/BBB	1,000,000	972,087
Lincoln National Corp., 4.75% due 2/15/2014	A3/A-	1,000,000	936,215
Metlife Inc., 5.25% due 12/1/2006	A2/A	450,000	449,702
Old Republic International Corp., 7.00% due 6/15/2007	Aa3/A+	1,800,000	1,824,163

26 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2006 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Pacific Life Global Funding CPI Floating Rate Note, 6.165% due 2/6/2016	Aa3/AA	$8,000,000	$7,577,920
Principal Life Global Funding, 4.40% due 10/1/2010	Aa2/AA	4,000,000	3,819,404
Principal Life Income Funding Floating Rate Note, 5.30% due 4/1/2016	Aa2/AA	5,000,000	4,671,300
Unumprovident Corp., 7.625% due 3/1/2011	Ba1/BB+	2,450,000	2,599,137

			30,759,961

MATERIALS — 1.30%
CHEMICALS — 1.30%
Chevron Phillips Chemical, 7.00% due 3/15/2011	Baa1/BBB+	500,000	526,764
Chevron Phillips Chemical, 5.375% due 6/15/2007	Baa1/BBB+	75,000	74,656
Chevrontexaco Capital Co., 3.50% due 9/17/2007	Aa2/AA	1,400,000	1,367,796
Dow Chemical Co., 5.75% due 12/15/2008	A3/A-	350,000	354,313
E.I. du Pont de Nemours & Co., 8.25% due 9/15/2006	A2/A	200,000	202,668
E.I. du Pont de Nemours & Co., 4.75% due 11/15/2012	A2/A	1,000,000	953,179
E.I. du Pont de Nemours & Co., 4.125% due 3/6/2013	A2/A	325,000	297,636
Hoechst Celanese Corp., 7.125% due 3/15/2009	B2/NR	200,000	202,952
Lubrizol Corp. Senior Note, 5.875% due 12/1/2008	Baa3/BBB-	635,000	639,665

			4,619,629

MEDIA — 1.43%
MEDIA — 1.43%
AOL Time Warner Inc., 6.75% due 4/15/2011	Baa2/BBB+	750,000	777,832
E W Scripps Co. Ohio, 5.75% due 7/15/2012	A2/A	80,000	79,482
New York Times Co., 4.625% due 6/25/2007	A2/A	300,000	298,044
Scholastic Corp., 5.75% due 1/15/2007	Baa3/BB+	762,000	760,574
Thomson Corp., 4.25% due 8/15/2009	A3/A-	2,900,000	2,787,384
Time Warner Inc., 8.05% due 1/15/2016	Baa2/BBB+	200,000	223,650
Tribune Co., 6.875% due 11/1/2006	A3/A-	125,000	125,835

			5,052,801

MISCELLANEOUS — 1.36%
MISCELLANEOUS — 1.01%
Stanford University, 5.85% due 3/15/2009	Aaa/NR	3,500,000	3,567,935
YANKEE — 0.35%
Kreditanstalt Fur Wiederaufbau, 3.25% due 7/16/2007	Aaa/AAA	435,000	424,187
Nova Scotia Province Canada, 5.75% due 2/27/2012	A2/A	500,000	511,182
Ontario Province Canada, 3.282% due 3/28/2008	Aa2/AA	335,000	322,529

			4,825,833

PHARMACEUTICALS & BIOTECHNOLOGY — 2.40%
BIOTECHNOLOGY — 2.40%
Abbott Labs, 6.40% due 12/1/2006	A1/AA	1,000,000	1,007,093
Abbott Labs, 3.75% due 3/15/2011	A1/AA	500,000	465,837
Eli Lilly & Co., 5.50% due 7/15/2006	Aa3/AA	1,850,000	1,852,849
Tiers Inflation Linked Trust Series Wyeth 2004 21 Trust Certificate CPI Floating Rate Note, 6.198% due 2/1/2014	Baa1/A	5,450,000	5,154,501

			8,480,280

Certified Semi-Annual Report 27

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2006 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
RETAILING — 2.20%
DISTRIBUTORS — 0.03%
Dayton Hudson Corp., 9.625% due 2/1/2008	A2/A+	$100,000	$106,861
MULTILINE RETAIL — 1.58%
Costco Wholesale Corp., 5.50% due 3/15/2007	A2/A	500,000	499,645
Dillard’s Inc., 7.375% due 6/1/2006	B2/BB	150,000	150,187
Wal-Mart Stores Inc., 6.875% due 8/10/2009	Aa2/AA	900,000	943,600
Wal-Mart Stores Inc., 4.125% due 2/15/2011	Aa2/AA	3,735,000	3,536,156
Wal-Mart Stores Inc., 1992-A1 Pass Through Certificate, 7.49% due 6/21/2007	Aa2/AA	165,231	168,999
Wal-Mart Stores Inc., Pass Through Certificate, 8.57% due 1/2/2010	Aa2/AA	273,102	282,758
SPECIALTY RETAIL — 0.59%
Home Depot, Inc., 4.625% due 8/15/2010	Aa3/AA	2,135,000	2,079,407

			7,767,613

SOFTWARE & SERVICES — 1.69%
INTERNET SOFTWARE & SERVICES — 1.26%
Electronic Data Systems Corp., 7.125% due 10/15/2009	Ba1/BBB-	2,500,000	2,626,163
Electronic Data Systems Corp., 6.50% due 8/1/2013	Ba1/BBB-	1,000,000	1,016,941
Reynolds & Reynolds, 7.00% due 12/15/2006	Ba1/BBB	800,000	797,271
IT SERVICES — 0.43%
First Data Corp., 4.95% due 6/15/2015	A2/A+	1,640,000	1,533,823

			5,974,198

TECHNOLOGY HARDWARE & EQUIPMENT — 4.70%
COMPUTERS & PERIPHERALS — 4.42%
Computer Sciences Corp., 6.25% due 3/15/2009	A3/A	300,000	305,783
Computer Sciences Corp., 7.375% due 6/15/2011	A3/A	1,317,000	1,406,174
Computer Sciences Corp., 3.50% due 4/15/2008	A3/A	2,000,000	1,925,966
First Data Corp., 5.625% due 11/1/2011	A2/A+	5,900,000	5,902,260
First Data Corp., 6.375% due 12/15/2007	A2/A+	110,000	111,587
International Business Machines, 4.875% due 10/1/2006	A1/A+	500,000	499,407
International Business Machines, 4.25% due 9/15/2009	A1/A+	1,000,000	968,368
International Business Machines, 2.375% due 11/1/2006	A1/A+	2,825,000	2,781,410
Jabil Circuit, Inc., 5.875% due 7/15/2010	Baa3/BBB-	500,000	500,602
Oracle Corp., 6.91% due 2/15/2007	A3/A-	1,200,000	1,216,039
TECHNOLOGY HARDWARE & EQUIPMENT — 0.28%
Cisco Systems, Inc., 5.25% due 2/22/2011	A1/A+	1,000,000	991,466

			16,609,062

TELECOMMUNICATION SERVICES — 1.11%
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.11%
Cingular Wireless, 5.625% due 12/15/2006	Baa2/A	900,000	902,219
GTE Hawaiian Telephone Inc., 7.375% due 9/1/2006 (Insured: MBIA)	Aaa/AAA	1,500,000	1,510,350
Verizon Wireless Capital LLC, 5.375% due 12/15/2006	A3/A	1,500,000	1,500,166

			3,912,735

28 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2006 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
TRANSPORTATION — 0.56%
AIRLINES — 0.49%
Continental Airlines Pass Through Certificate Series 1997 4 Class-4A, 6.90% due 1/2/2018	Baa3/BBB+	$195,071	$198,723
Delta Air Lines Inc. EETC Series 2001-1 Class-A, 6.619% due 3/18/2011	Ba2/BB+	216,629	219,665
Southwest Airlines Co., 7.875% due 9/1/2007	Baa1/A	1,012,000	1,044,696
Southwest Airlines Co., 5.10% due 5/1/2006	Aa2/AA+	277,877	277,850
ROAD & RAIL — 0.07%
CSX Corp., 7.45% due 5/1/2007	Baa2/BBB	225,000	229,445

			1,970,379

UTILITIES — 2.87%
ELECTRIC UTILITIES — 2.16%
Appalachian Power Co., 6.60% due 5/1/2009 (Insured: MBIA)	Aaa/AAA	175,000	180,988
Gulf Power Co., 4.35% due 7/15/2013	A2/A	925,000	857,010
Minnesota Power & Light Co., 7.00% due 2/15/2007	Baa1/A	900,000	909,526
Northern Border Pipeline Co., 6.25% due 5/1/2007	A3/BBB+	120,000	120,843
Northern States Power Co., 4.75% due 8/1/2010	A2/A-	2,825,000	2,751,030
PSI Energy Inc., 7.85% due 10/15/2007	Baa1/BBB	500,000	516,641
PSI Energy Inc., 6.65% due 6/15/2006	A3/A-	245,000	245,612
Texas Eastern Transmission Corp. Senior Note, 5.25% due 7/15/2007	Baa2/BBB	525,000	522,000
Wisconsin Energy Corp., 5.50% due 12/1/2008	A3/BBB+	350,000	350,614
Wisconsin Public Service Corp., 6.125% due 8/1/2011	Aa2/A+	1,150,000	1,183,414
GAS UTILITIES — 0.44%
Southern California Gas Co., 4.375% due 1/15/2011	A1/A+	225,000	215,056
Texas Municipal Gas Corp., 2.60% due 7/1/2007 (Insured: FSA)	Aaa/AAA	1,355,000	1,326,003
MULTI-UTILITIES — 0.27%
Madison Gas & Electric Co., 6.02% due 9/15/2008	Aa3/AA-	950,000	965,155

			10,143,892

TOTAL CORPORATE BONDS (Cost $253,786,964)			249,723,673

Taxable Municipal Bonds — 12.92%
American Campus Properties Student Housing, 7.38% due 9/1/2012 (Insured: MBIA)	Aaa/AAA	3,885,000	4,130,066
American Fork City Utah Sales, 4.89% due 3/1/2012 (Insured: FSA)	Aaa/AAA	300,000	291,852
American Fork City Utah Sales, 5.07% due 3/1/2013 (Insured: FSA)	Aaa/AAA	120,000	117,193
Arkansas Electric Coop Corp., 7.33% due 6/30/2008	A2/AA-	116,000	117,769
Bessemer Alabama Water Revenue Taxable Warrants Series B, 7.375% due 7/1/2008 (Insured: FSA)	Aaa/AAA	670,000	686,160
Brockton MA Taxable Economic Development Series A, 6.45% due 5/1/2017 (Insured: FGIC)	Aaa/AAA	150,000	157,863
Burbank California Waste Disposal Revenue, 5.29% due 5/1/2007 (Insured: FSA)	Aaa/AAA	370,000	369,711
Burbank California Waste Disposal Revenue, 5.48% due 5/1/2008 (Insured: FSA)	Aaa/AAA	310,000	310,890
Cleveland Cuyahoga County Ohio, 6.10% due 5/15/2013	NR/BBB+	1,850,000	1,768,211
Cook County Illinois Community College District 508, 6.90% due 5/1/2010 (Insured: AMBAC)	Aaa/AAA	600,000	612,768
Cook County Illinois School District 083, 4.625% due 12/1/2010 (Insured: FSA)	Aaa/NR	250,000	241,295
Cook County Illinois School District 083, 4.875% due 12/1/2011 (Insured: FSA)	Aaa/NR	150,000	145,605
Denver City & County Special Facilities Taxable Refunding & Improvement Series B, 7.15% due 1/1/2008 (Insured: MBIA)	Aaa/AAA	900,000	926,469
Elkhart Indiana Redevelopment District Revenue, 4.80% due 6/15/2011	NR/NR	240,000	224,808
Elkhart Indiana Redevelopment District Revenue, 4.80% due 12/15/2011	NR/NR	245,000	228,360
Elkhart Indiana Redevelopment District Revenue, 5.05% due 12/15/2012	NR/NR	515,000	480,449

Certified Semi-Annual Report 29

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2006 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Elkhart Indiana Redevelopment District Revenue, 5.25% due 12/15/2013	NR/NR	$540,000	$501,082
Grant County Washington Water Public Utility District 2 Series Z, 5.14% due 1/1/2014	Aaa/AAA	1,015,000	992,102
Green Bay Wisconsin Series B, 4.875% due 4/1/2011 (Insured: MBIA)	Aaa/NR	365,000	355,999
Hancock County Mississippi, 4.20% due 8/1/2008 (Insured: MBIA)	Aaa/NR	305,000	297,088
Hancock County Mississippi, 4.80% due 8/1/2010 (Insured: MBIA)	Aaa/NR	245,000	238,669
Hancock County Mississippi, 4.90% due 8/1/2011 (Insured: MBIA)	Aaa/NR	315,000	307,223
Hanover Pennsylvania Area School District Taxable Notes Series B, 4.47% due 3/15/2013 (Insured: FSA)	Aaa/AAA	1,385,000	1,312,786
Jefferson County Texas Navigation Taxable Refunding, 5.50% due 5/1/2010 (Insured: FSA)	Aaa/NR	500,000	501,700
Jefferson Franklin, Etc. Counties Illinois Community College District 521, 3.625% due 1/1/2007 (Insured: FSA)	Aaa/NR	300,000	296,724
Jersey City New Jersey Municipal Utilities Authority, 3.72% due 5/15/2009 (Insured: MBIA)	Aaa/AAA	575,000	548,763
Kendall Kane County Illinois School 308, 5.50% due 10/1/2011 (Insured: FGIC)	Aaa/NR	365,000	366,975
Los Angeles County California Metropolitan Transport, 4.56% due 7/1/2010 (Insured: AMBAC)	Aaa/AAA	2,775,000	2,689,863
Los Angeles County California Pension Capital Appreciation Series C, 0% due 6/30/2008 (Insured: MBIA)	Aaa/AAA	300,000	265,524
Maryland State Economic Development Corp., 7.25% due 6/1/2008 (Maryland Tech Development Center Project)	NR/NR	280,000	284,071
Mississippi State Taxable Business Series V, 7.125% due 9/1/2006	NR/AA	140,000	141,123
Missouri State Development Finance Board Series A, 5.45% due 3/1/2011 (Crackerneck Creek Project)	NR/A+	1,090,000	1,080,833
Montgomery County Maryland Revenue Authority, 5.00% due 2/15/2012	Aa2/AA+	100,000	97,606
Multnomah County Oregon School District 1J Refunding Taxable, 4.191% due 6/15/2008	A2/A-	650,000	632,021
New Jersey Health Care Facilities Financing, 10.75% due 7/1/2010 (ETM)	NR/NR	445,000	499,032
New Jersey Health Care Facilities Financing, 7.70% due 7/1/2011 (Insured: Connie Lee)	NR/AAA	130,000	135,642
New Rochelle New York Industrial Development Agency, 7.15% due 10/1/2014	Aa2/A+	150,000	159,033
New York Environmental Facilities, 5.85% due 3/15/2011	NR/AA-	3,500,000	3,575,810
New York State Housing Finance, 4.46% due 8/15/2009	Aa1/NR	400,000	388,552
New York State Urban Development Corp., 4.75% due 12/15/2011	NR/AAA	1,400,000	1,363,684
Newark New Jersey, 4.70% due 4/1/2011 (Insured: MBIA)	Aaa/NR	845,000	817,766
Newark New Jersey, 4.90% due 4/1/2012 (Insured: MBIA)	Aaa/NR	1,225,000	1,188,960
Niagara Falls New York Public Water, 4.30% due 7/15/2010 (Insured: MBIA)	Aaa/AAA	360,000	345,992
Northwest Open Access Network Washington Revenue, 6.18% due 12/1/2008 (Insured: AMBAC)	Aaa/AAA	1,600,000	1,630,464
Ohio State Petroleum Underground Storage, 6.75% due 8/15/2008 (Insured: MBIA)	Aaa/AAA	660,000	660,766
Ohio State Taxable Development Assistance Series A, 4.88% due 10/1/2011 (Insured: MBIA)	Aaa/AAA	550,000	536,926
Pima County Arizona Industrial Development Authority Series E, 9.05% due 7/1/2008	Baa3/NR	70,000	70,404
Port Walla Walla Revenue, 5.30% due 12/1/2009	NR/NR	235,000	227,614
Providence Rhode Island, 5.59% due 1/15/2008 (Insured: FGIC)	Aaa/AAA	340,000	342,149
Santa Fe County NM Charter School Taxable Series B, 7.55% due 1/15/2010 (ATC Foundation Project)	NR/NR	190,000	189,814
Short Pump Town Center Community Development, 6.26% due 2/1/2009	NR/NR	1,000,000	1,001,970
Sisters Providence Obligation Group Direct Obligation Notes Series 1997, 7.47% due 10/1/2007	Aa3/AA	1,805,000	1,851,533
Springfield City School District Tax Anticipation Notes, 6.35% due 12/1/2010 (2)	Aaa/NR	1,400,000	1,417,892
Springfield City School District Tax Anticipation Notes, 6.40% due 12/1/2011 (2)	Aaa/NR	1,500,000	1,526,010
Tazewell County Illinois Community High School, 5.20% due 12/1/2011 (Insured: FSA)	Aaa/NR	355,000	351,851
Tennessee State Taxable Series B, 6.00% due 2/1/2013	Aa2/AA	500,000	511,410
Texas State Public Finance Authority Revenue, 3.125% due 6/15/2007	Aa2/AA	400,000	390,832
Texas Tech University Revenue, 6.00% due 8/15/2011 (Insured: MBIA)	Aaa/AAA	245,000	251,897
University of Illinois Revenue, 6.35% due 4/1/2011 (Insured: FGIC)	Aaa/AAA	1,000,000	1,041,370
Victor New York, 9.20% due 5/1/2014	NR/NR	1,250,000	1,270,900
Virginia Housing Development Authority Taxable Rental Housing Series I, 7.30% due 2/1/2008	Aa1/AA+	505,000	519,175
West Valley City Utah Municipal Building Lease Refunding Taxable, 7.67% due 5/1/2006	Aa2/NR	1,500,000	1,503,150

30 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2006 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Wisconsin State General Revenue, 4.80% due 5/1/2013 (Insured: FSA)	Aaa/AAA	$200,000	$192,778

TOTAL TAXABLE MUNICIPAL BONDS (Cost $46,415,978)			45,682,997

Short Term Investments — 1.27%
Merrill Lynch, 4.73% due 4/5/2006		1,500,000	1,499,212
UBS Finance, 4.75% due 4/3/2006		3,000,000	2,999,208

TOTAL SHORT TERM INVESTMENTS (Cost $4,498,420)			4,498,420

TOTAL INVESTMENTS — 99.07% (Cost $356,366,830)			$350,315,493
OTHER ASSETS LESS LIABILITIES — 0.93%			3,286,115

NET ASSETS — 100.00%			$353,601,608

Footnote Legend

See notes to financial statements.

†	Credit ratings are unaudited. Rating changes may have occurred prior to or subsequent to the reporting period end.

(1)	Segregated as collateral for a when-issued security.

(2)	When-issued security.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

AMBAC	Insured by American Municipal Bond Assurance Corp.
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FSA	Insured by Financial Security Assurance Co.
MBIA	Insured by Municipal Bond Investors Assurance

SUMMARY OF SECURITY CREDIT RATINGS†

Ratings are a blend of Moody’s and Standard & Poor’s, using the higher rating. Some bonds are rated by only one service.

Certified Semi-Annual Report 31

EXPENSE EXAMPLE

Thornburg Limited Term Income Funds	March 31, 2006 (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management and administrative fees and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 30, 2005 and held until March 31, 2006.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 9/30/05	Ending Account Value 3/31/06	Expenses Paid During Period† 9/30/05-3/31/06
U.S. Government Fund
Class I Shares
Actual	$1,000	$1,004.20	$3.17
Hypothetical*	$1,000	$1,021.77	$3.20
Income Fund
Class I Shares
Actual	$1,000	$1,005.10	$3.34
Hypothetical*	$1,000	$1,021.60	$3.37

†	Thornburg Limited Term U.S. Government Fund expenses are equal to the annualized expense ratio for class I share (0.63%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period. Thornburg Limited Term Income Fund expenses are equal to the annualized expense ratio for class I share (0.67%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

32 Certified Semi-Annual Report

OTHER INFORMATION

Thornburg Limited Term Income Funds	March 31, 2006 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Funds’ voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Commencing August 31, 2004, information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Funds’ Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also make this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

Certified Semi-Annual Report 33

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

February 8, 2005

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

This statement is submitted for the general information of the shareholders of Thornburg Investment Trust. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund’s investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money.

34 This page is not part of the Semi-Annual Report.

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

403(b)

A special, tax-advantaged savings vehicle available only to employees of 501(c)(3) organizations, such as charitable, educational, scientific and religious organizations. 403(b) plans are also available to employees of public schools and universities.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

This page is not part of the Semi-Annual Report. 35

The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $22 billion. Founded in 1982, the firm manages four equity funds, eight bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and controlling risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $126 million in Thornburg Funds.

Core Strategies for Building Wealth

We deliver core strategies to help investors meet long-term goals. A core strategy is a consistent, disciplined and proven investment process that represents the foundation of a diversified portfolio.

Investment Manager:	Distributor:

119 East Marcy Street	119 East Marcy Street
Santa Fe, New Mexico 87501	Santa Fe, New Mexico 87501
800.847.0200	800.847.0200

Thornburg Value Fund

The Value of Experience

The Fund seeks long-term capital appreciation by investing in a portfolio of a limited number of holdings selected on a value basis using fundamental research. As a secondary consideration, the Fund also seeks some current income.

The portfolio is diversified to include basic value stocks, but also includes stocks of companies with consistent earnings characteristics and those of emerging franchises, when, in our opinion, these issues are value priced.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg Florida Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

Thornburg’s equity research uses a fundamental, yet comprehensive, analytical approach. We invest when and where we perceive compelling value. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

Reduce paper clutter.
Receive your shareholder reports and prospectus online instead of through traditional mail.

Sign up at
www.thornburg.com/edelivery

2 This page is not part of the Semi-Annual Report.

Important Information

The information presented on the following pages was current as of March 31, 2006. The managers’ views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Shares in the Fund carry risks including possible loss of principal. There are special risks associated with international investing, including currency fluctuations, government regulation, political developments, and differences in liquidity. Additionally, the Fund invests a portion of the assets in small capitalization companies which may increase the risk of greater price fluctuations. Funds invested in a limited number of holdings may expose an investor to greater volatility. Shares in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any government agency.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Glossary

Standard & Poor’s 500 Stock Index (S&P 500) – An index consisting of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500 is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large-cap universe. Unless otherwise noted, index returns do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Beta – A measure of market-related risk. Less than one means the portfolio is less volatile than the index, while greater than one indicates more volatility than the index.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value (book value is simply assets minus liabilities).

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio of a company’s current share price compared to its per-share earnings. P/E equals a company’s market value per share divided by earnings per share.

This page is not part of the Semi-Annual Report. 3

Portfolio Overview

Thornburg Value Fund

IMPORTANT PERFORMANCE

INFORMATION

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

The maximum sales charge for Class A shares is 4.50%. A shares are subject to a 1% 30-day redemption fee.

MANAGEMENT TEAM

Front row, L to R: Wendy Trevisani, Bill Fries, Brad Kinkelaar, and Brian McMahon. Back row, L to R: Lei Wang, Connor Browne, Ed Maran,Vin Walden, Thomas Garcia, and Lewis Kaufman.

KEY PORTFOLIO ATTRIBUTES

Portfolio P/E Trailing 12-months*	22.25	x
Portfolio Price to Cash Flow*	16.6
Portfolio Price to Book Value*	3.1
Median Market Cap*	$26.43	B
3-Year Beta (Thornburg vs. S&P 500)**	1.11
Holdings	51

*	Source: Thomson Portfolio Analytics

**	Source: Morningstar Principia Pro

For the six-month period ended March 31, 2006 the Thornburg Value Fund (A shares) provided a total return of 9.58% vs. a total return of 6.38% for the S&P 500 Index. As has been the case in previous periods, bottom-up, fundamental research and specific security selection drove returns.

Individual stocks in the telecommunications sector provided the greatest source of outperformance as stocks such as NII Holdings Inc., Leap Wireless International Inc. and American Tower Corp. posted strong returns. NII Holdings was the best performer for the Fund as a whole. The company, formerly known as Nextel International and based in Reston, Virginia, provides cellular phone service to customers in Latin America and has seen significant subscriber growth. Also in the communications area, investments in Level 3 Communications bonds have provided both a significant current income as well as capital appreciation.

A number of stocks within the financial sector also provided good performance. Lloyd’s TSB Group plc, which provides retail and corporate banking throughout the United Kingdom, has contributed both capital appreciation and an attractive dividend yield to the Fund. Other strong performers during the period included such diverse stocks as investment banker and trader Goldman Sachs Group Inc., investment manager AllianceBernstein Holdings LP and fiduciary services provider Bank of New York Co. Inc.

A relatively broad cross-section of stocks provided positive returns, including Schlumberger Ltd., the world’s leading oil service company. Technology provider Eclipsys Corp. saw increased sales and generated strong returns within the health care sector. The stocks of Las Vegas Sands Corp. and DirectTV Group Inc. posted strong performance as well. Las Vegas Sands operates hotels and the Venetian

AVERAGE ANNUAL TOTAL RETURNS*

FOR PERIODS ENDED MARCH 31, 2006

	1Q ‘06	1Yr	3Yrs	5Yrs	10Yrs
A Shares (Incep: 10/2/95)
Without Sales Charge	6.79%	18.92%	19.77%	4.55%	13.04%
With Sales Charge	1.99%	13.56%	17.95%	3.59%	12.53%
S&P 500 Index (Since: 10/2/95)	4.21%	11.73%	17.19%	3.96%	8.94%

*	Periods under one year are not annualized.

4 This page is not part of the Semi-Annual Report.

casino in Las Vegas, Nevada and is in the process of replicating this facility in Macau, China. Southern Copper Corp., added to the Fund in late 2005, benefited from the sharp rise in commodity prices, while internet search engine Google Inc. had strong performance early in the period.

While overall performance for the period was good, we did hold a few stocks that underperformed. American Greetings was the top detractor to overall Fund performance as questions about its business model surfaced. Other names which hurt performance included Comcast Corp. and XM Satellite Radio. Dow Chemical Co. lagged the benchmark as rising raw material costs weighed on the stock and Tyco International Ltd. underperformed based on lower than expected growth and profitability numbers. Chevron Corp. slid as oil prices retreated post-Katrina. Although, as mentioned above, many of the telecommunications stocks posted strong returns, Alltel Corp. was an exception.

The Thornburg Value Fund recently achieved a milestone, having reached its ten-year anniversary. During that time, the Fund succeeded in its goal of providing material outperformance over the long-term. For the ten years ended March 31, 2006, the Fund (A shares, NAV) achieved an annualized return of 13.04% vs. 8.94% for the S&P 500 Index. Throughout those ten years, the philosophy and process remained unchanged and we will continue to seek to provide superior performance by holding a diversified portfolio of promising stocks with the risk and return trade-off rationally maintained.

CONTRIBUTORS AND DETRACTORS RELATIVE TO S&P 500 INDEX

FOR SIX MONTHS ENDED 3/31/06

Top Contributors	Top Detractors

NII Holdings, Inc.	American Greetings
Schlumberger Ltd.	XM Satellite Radio Holdings, Inc.
Eclipsys Corp.	Dow Chemical Co.
Las Vegas Sands Group	Chevron Corp.
Google, Inc.	Tyco International Ltd.

Source: Thomson Portfolio Analytics

MARKET CAPITALIZATION EXPOSURE

As of 3/31/06

TOP TEN HOLDINGS

As of 3/31/06

Level 3 Communications, Inc.	6.3%
NII Holdings, Inc.	3.8%
Microsoft Corp.	3.3%
Goldman Sachs Group, Inc.	3.2%
Pfizer, Inc.	3.0%
Exxon Mobil Corp.	3.0%
Oracle Corp.	2.8%
Chevron Corp.	2.7%
Lloyds TSB Group plc	2.5%
Fisher Scientific International, Inc.	2.5%

TOP TEN INDUSTRIES

As of 3/31/06

Telecommunication Services	15.9%
Health Care Equip & Services	13.7%
Energy	11.3%
Diversified Financials	11.0%
Software & Services	10.0%
Pharmaceuticals & Biotech	6.9%
Tech Hardware & Equipment	5.1%
Media	4.8%
Banks	4.3%
Capital Goods	3.8%

This page is not part of the Semi-Annual Report. 5

Thornburg Value Fund

Promising Companies at a Discount

Investing is an art. It is also a science. It requires vision and precision – the vision to recognize opportunity and the precision to use that opportunity to achieve a specific goal.

The greatest success comes to those who strike a balance between the two.

Thornburg Value Fund strikes such a balance.

The Fund seeks to find promising companies at a discount price. It differs from other value funds in two key ways. First, it focuses on a limited number of stocks; and second, it takes a more comprehensive approach to value investing. This unique strategy has provided shareholders with positive returns since the Fund’s inception in 1995, and earned co-portfolio manager Bill Fries many awards over the Fund’s ten-year history.

Fries’ unassuming and quiet demeanor belies his fierce determination to recognize value and harness it for his shareholders. He brings more than thirty years of investment experience to the process. He also brings a commitment to fundamental, hands-on research. He and co-portfolio managers Connor Browne and Ed Maran are dedicated to a collaborative approach in identifying and analyzing investment ideas. They scour the U.S. to find the country’s most promising companies at a discount to intrinsic value. The investment team is, in Fries’ words, “in continuous session.” Everybody’s idea is important. Combining “promise and discount” is the team’s mantra for stock selection.

In managing the Thornburg Value Fund, the portfolio management team takes a conservative, bottom-up approach to stock selection. The Fund is not predisposed to a geographical region, industry, or industry sector. And, it recognizes no “false gods.” Fries, Browne, and Maran use a combination of traditional value screens, financial analysis, collaborative research, and on-site company visits to gauge the intrinsic value of a company and to estimate its potential for significant future earnings growth. Their current goal is to maintain a portfolio of 45–55 companies diversified by sector, industry, market capitalization, and economic sensitivity.

Because of the limited number of stocks in the portfolio, every holding counts. Once a company has survived the team’s initial screens, the managers then expand their analysis of what is behind its revenue and cash-generating model. And they take the time to get to know the company, its people and its corporate culture. At the time of purchase, the managers set 12–18 month price targets for each stock. They review those targets as the fundamentals of the stocks change during the course of ownership.

The bottom line? By engendering a wide-open, collegial environment, information flows freely and the Fund benefits from the best of the team’s thinking. And because the Fund’s advisor, Thornburg Investment Management®, is located in Santa Fe, New Mexico, the portfolio team avoids the tendency to be trapped by Wall Street’s “pack” instinct. While they have access to the best of Wall Street’s analysis, they are not ruled by it. Their distance from the herd serves to fortify independent and objective thinking.

Being diversified in multiple ways, the Fund is able to take advantage of a broad array of opportunities in multiple sectors. These sectors do not all move in sync. When one is up, often another is down. Losses in one may be offset by gains in another. Limiting the number of companies in the portfolio and employing a rigorous sell discipline has enabled the Thornburg team to strike a balance between risk and reward.

6 This page is not part of the Semi-Annual Report.

2006

Certified Semi-Annual Report

Thornburg Value Fund

March 31, 2006

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Certified Semi-Annual Report 7

Letter to Shareholders

William V. Fries, CFA

Co-Portfolio Manager

Connor Browne, CFA

Co-Portfolio Manager

Edward E. Maran, CFA

Co-Portfolio Manager

April 25, 2006

Dear Fellow Shareholder:

Results for the six-month period ended March 31, 2006 were very satisfying. Ending net asset value (NAV) of the Class A shares was $35.81 compared with an NAV of $32.79 on September 30, 2005. Total return of the Fund for the period with dividends reinvested was 9.58%, compared with 6.38% for the S&P 500 Index. Holdings related to cellular telecommunications, financial services, transportation, and oil services were notable areas of positive impact. Health care and media related issues were relatively weak areas. For details on performance by share class, please refer to the performance summary on page 31.

For quite some time, our telecommunications holdings have been leading portfolio performance. Our holdings in this area have not been the major telephone service companies, but rather more uniquely positioned companies. NII Holdings Inc., the Virginia based former affiliate of cellular provider Nextel mentioned in our last letter, continues to do well with its Latin American centric business. Our Level 3 Communications bonds have been exceptional investments. Not only have the bonds provided high current income, but being viewed with less skepticism recently, they have generated a significant capital increase as well. Leap Wireless International Inc. and American Tower Corp. have also done well. The appeal of these holdings is their fundamentally sound business models in markets with considerable opportunity for continued expansion.

Oil prices and the nation’s energy challenges remain topical. Though these stocks trade mostly with the price of oil, earnings of our integrated oil issues such as ExxonMobil Corp., Conoco Philips, and Chevron Corp. have regularly come in above forecasts. This occurs because forecasters embed oil price declines in expectations. To date, oil prices have been sustained near record levels. Oil service company Schlumberger Ltd. has been an outstanding performer as it continues to benefit from increased industry spending on exploration and development, something that is not likely to diminish anytime soon.

The cost of health care is another topical issue with ramifications for companies serving both patients and payers. Pharmaceutical issues have been out of favor for some time, reflecting pressure for lower drug prices. Stocks in this sector formerly sold at premium prices based on the productivity of their research and uniqueness of patent protected products. In the current environment, they have now become value priced. In our estimation, Fund holdings Pfizer Inc. and Sanofi-Aventis have prospects that are

8 Certified Semi-Annual Report

better than the modest expectations reflected in their current valuations. We also hold a couple of companies that we judge to be part of the solution of the cost containment challenge. Holdings such as Caremark Rx Inc., a prescription benefit manager, and WellPoint Inc., a managed care company, provide the essential software systems to track and manage down the cost of drug prescriptions and medical service. While some debate the processes used by these companies (rebates and pre-approvals for instance), there is little debate about the need for the essential functions to the health care system they provide.

With global demand for oil still rising and continued strife in the Middle East and in other important oil exporting countries, oil prices have stayed near record levels set during last year’s hurricane season. Somewhat surprisingly, the higher cost of energy has had only a modest impact on the economy in general and consumer spending in particular. With most economic sectors still expanding, corporate profit improvement continues to support stock prices. Changes in the outlook for the peak in interest rates seem an almost weekly occurrence, but over the period, four increases in the Fed Funds rate have made the end of rate increases a possible positive for equity markets, in time.

As time passes, the damage done to investor psychology from the bursting of the bubble economy in the year 2000 seems to be healing. Financial service firms are prospering with higher activity levels and growing assets under management. International diversification has regained credence, and even a few technology stocks, some long established and some new, have gained favor. Corporate governance is receiving attention and company cultures are more tuned to shareholder value than ever. This has had a positive influence on corporate oversight and capital allocation decisions. Share buy backs, dividend increases, and corporate restructuring are popular items on corporate agendas. This seems a relevant and favorable environment for shareholders generally. For investors like us, intent on finding stocks of promising companies valued at a discount to intrinsic value, there remains plenty of opportunity. The first half of the fiscal year has been a success and we look forward with enthusiasm to the period ahead.

Thank you for your trust and confidence.

Sincerely,

William V. Fries, CFA	Connor Browne, CFA	Edward E. Maran, CFA
Co-Portfolio Manager Managing Director	Co-Portfolio Manager Managing Director	Co-Portfolio Manager Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Semi-Annual Report 9

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Value Fund	March 31, 2006 (Unaudited)

ASSETS
Investments at value (cost $2,103,612,306)	$2,408,422,779
Cash	2,682,053
Receivable for investments sold	49,637,269
Receivable for fund shares sold	8,807,369
Dividends receivable	4,196,344
Interest receivable	620,892
Prepaid expenses and other assets	93,312

Total Assets	2,474,460,018

LIABILITIES
Payable for securities purchased	67,475,219
Payable for fund shares redeemed	2,327,572
Payable to investment advisor and other affiliates (Note 3)	2,418,757
Accounts payable and accrued expenses	380,453

Total Liabilities	72,602,001

NET ASSETS	$2,401,858,017

NET ASSETS CONSIST OF:
Undistributed net investment income	$2,880,079
Net unrealized appreciation on investments	304,815,548
Accumulated net realized gain (loss)	41,892,939
Net capital paid in on shares of beneficial interest	2,052,269,451

$2,401,858,017

10 Certified Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Value Fund	March 31, 2006 (Unaudited)

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($1,039,331,341 applicable to 29,025,391 shares of beneficial interest outstanding - Note 4)	$35.81
Maximum sales charge, 4.50% of offering price	1.69

Maximum offering price per share	$37.50

Class B Shares:
Net asset value and offering price per share * ($95,571,118 applicable to 2,771,516 shares of beneficial interest outstanding - Note 4)	$34.48

Class C Shares:
Net asset value and offering price per share * ($475,010,151 applicable to 13,635,378 shares of beneficial interest outstanding - Note 4)	$34.84

Class I Shares:
Net asset value, offering and redemption price per share ($768,483,893 applicable to 21,171,444 shares of beneficial interest outstanding - Note 4)	$36.30

Class R1 Shares:
Net asset value, offering and redemption price per share ($23,298,483 applicable to 652,986 shares of beneficial interest outstanding - Note 4)	$35.68

Class R5 Shares:
Net asset value, offering and redemption price per share ($163,031 applicable to 4,493 shares of beneficial interest outstanding - Note 4)	$36.28

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Semi-Annual Report 11

STATEMENT OF OPERATIONS

Thornburg Value Fund	Six Months Ended March 31, 2006 (Unaudited)

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $17,787)	$16,076,256
Interest income	8,504,248

Total Income	24,580,504

EXPENSES:
Investment advisory fees (Note 3)	8,274,827
Administration fees (Note 3)
Class A Shares	618,936
Class B Shares	57,816
Class C Shares	283,735
Class I Shares	132,507
Class R1 Shares	10,434
Class R5 Shares	15
Distribution and service fees (Note 3)
Class A Shares	1,231,455
Class B Shares	462,842
Class C Shares	2,271,834
Class R1 Shares	41,926
Transfer agent fees
Class A Shares	659,850
Class B Shares	83,956
Class C Shares	290,830
Class I Shares	137,740
Class R1 Shares	8,063
Class R5 Shares	6,646
Registration and filing fees
Class A Shares	15,077
Class B Shares	7,363
Class C Shares	8,385
Class I Shares	18,373
Class R1 Shares	6,788
Class R5 Shares	7,516
Custodian fees (Note 3)	218,409
Professional fees	52,434
Accounting fees	72,415
Trustee fees	26,082
Other expenses	157,711

Total Expenses	15,163,965
Less:
Expenses reimbursed by investment advisor (Note 3)	(38,916)
Fees paid indirectly (Note 3)	(40,209)

Net Expenses	15,084,840

Net Investment Income	$9,495,664

12 Certified Semi-Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Value Fund	Six Months Ended March 31, 2006 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments sold	$57,776,312
Foreign currency transactions	(13,636)

57,762,676

Net change in unrealized appreciation (depreciation) on:
Investments	126,800,876
Foreign currency translations	20,346

126,821,222

Net Realized and Unrealized Gain	184,583,898

Net Increase in Net Assets Resulting From Operations	$194,079,562

See notes to financial statements.

Certified Semi-Annual Report 13

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Value Fund	(Unaudited)*

	*Six Months Ended March 31, 2006	Year Ended September 30, 2005
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$9,495,664	$19,094,717
Net realized gain on investments and foreign currency transactions	57,762,676	255,644,685
Increase (Decrease) in unrealized appreciation (depreciation) on investments and foreign currency translation	126,821,222	57,921,767

Net Increase (Decrease) in Net Assets Resulting from Operations	194,079,562	332,661,169
DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(3,417,759)	(9,628,160)
Class B Shares	(15,962)	(253,266)
Class C Shares	(124,095)	(1,270,882)
Class I Shares	(3,300,293)	(5,577,033)
Class R1 Shares	(69,489)	(76,812)
Class R5 Shares	(474)	(246)
FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(21,264,189)	(280,665,531)
Class B Shares	(4,973,718)	(15,317,740)
Class C Shares	(11,664,411)	(99,126,047)
Class I Shares	261,431,420	16,018,891
Class R1 Shares	10,116,189	4,801,953
Class R5 Shares	125,895	29,098

Net Increase (Decrease) in Net Assets	420,922,676	(58,404,606)
NET ASSETS:
Beginning of period	1,980,935,341	2,039,339,947

End of period	$2,401,858,017	$1,980,935,341

See notes to financial statements.

14 Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Value Fund	March 31, 2006 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Value Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing eleven series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term Income Fund, Thornburg Florida Intermediate Municipal Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, Thornburg New York Intermediate Municipal Fund, and Thornburg Investment Income Builder Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing primarily in domestic equity securities selected on a value basis.

The Fund currently offers six classes of shares of beneficial interest: Class A, Class B, Class C, Institutional Class (Class I), and Retirement Classes (Class R1 and Class R5). Each class of shares of a Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear a service fee and a distribution fee, (iv) Class I shares are sold at net asset value without a sales charge at the time of purchase, (v) Class R1 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (vi) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees and certain registration and transfer agent expenses. Class B shares of the Fund outstanding for eight years will convert to Class A shares of the Fund.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Securities: Investments are stated at value based on latest sales prices, normally at 4:00 pm EST reported on national securities exchanges on the last business day of the period. Investments for which no sale is reported are valued at the mean between bid and asked prices or in accordance with such other method as the Trustees may authorize. In any case where a market quotation is not readily available, the Trust’s valuation and pricing committee determines a fair value for the investment using factors approved by the Trustees. Short term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amount of interest recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable income, including any net realized gain on investments of the Funds to the shareholders. Therefore, no provision for Federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on

Certified Semi-Annual Report 15

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	March 31, 2006 (Unaudited)

the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the period ended March 31, 2006, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size.

The Fund also has an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the period ended March 31, 2006, the Advisor voluntarily reimbursed certain class specific expenses, administrative fees, and distribution fees of $24,783 for Class R1 shares and $14,133 for Class R5 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the period ended March 31, 2006, the Distributor has advised the Fund that it earned net commissions aggregating $45,723 from the sale of Class A shares of the Fund, and collected contingent deferred sales charges aggregating $9,236 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of its average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class B, Class C, and Class R1 shares under which the Fund compensates the Distributor for services in promoting the sale of Class B, Class C, and Class R1 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class B, Class C, and Class R1 shares. Total fees incurred by the Distributor for each class of shares of the Fund under its respective service and distribution plans for the period ended March 31, 2006, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the period ended March 31, 2006, fees paid indirectly were $40,209. This figure may include additional fees waived by the Custodian.

Certain officers and Trustees of the Trust are also officers and/or Directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

16 Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	March 31, 2006 (Unaudited)

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2006, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Period Ended March 31, 2006		Year Ended September 30, 2005
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	2,256,344	$77,003,929	5,556,737	$169,738,087
Shares issued to shareholders in reinvestment of dividends	88,290	3,048,291	279,894	8,715,714
Shares repurchased	(2,980,254)	(101,330,414)	(14,823,032)	(459,171,181)
Redemption fees received**	—	14,005	—	51,849

Net Increase (Decrease)	(635,620)	$(21,264,189)	(8,986,401)	$(280,665,531)

Class B Shares
Shares sold	34,101	$1,131,751	77,850	$2,288,707
Shares issued to shareholders in reinvestment of dividends	433	14,013	7,536	224,646
Shares repurchased	(187,374)	(6,119,633)	(607,159)	(17,831,093)
Redemption fees received**	—	151	—	—

Net Increase (Decrease)	(152,840)	$(4,973,718)	(521,773)	$(15,317,740)

Class C Shares
Shares sold	626,835	$20,772,208	915,021	$27,095,236
Shares issued to shareholders in reinvestment of dividends	3,246	106,116	35,972	1,085,438
Shares repurchased	(986,364)	(32,543,704)	(4,307,157)	(127,306,721)
Redemption fees received**	—	969	—	—

Net Increase (Decrease)	(356,283)	$(11,664,411)	(3,356,164)	$(99,126,047)

Class I Shares
Shares sold	8,403,083	$296,283,157	3,589,202	$111,238,406
Shares issued to shareholders in reinvestment of dividends	79,742	2,814,569	147,185	4,664,983
Shares repurchased	(1,086,680)	(37,677,243)	(3,238,887)	(99,900,212)
Redemption fees received**	—	10,937	—	15,714

Net Increase (Decrease)	7,396,145	$261,431,420	497,500	$16,018,891

Class R1 Shares
Shares sold	330,151	$11,253,026	239,052	$7,454,820
Shares issued to shareholders in reinvestment of dividends	1,887	65,329	2,115	66,501
Shares repurchased	(35,874)	(1,202,202)	(89,436)	(2,719,368)
Redemption fees received**	—	36	—	—

Net Increase (Decrease)	296,164	$10,116,189	151,731	$4,801,953

Certified Semi-Annual Report 17

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	March 31, 2006 (Unaudited)

	Period Ended March 31, 2006		Year Ended September 30, 2005
	Shares	Amount	Shares	Amount
Class R5 Shares*
Shares sold	3,545	$125,421	927	$28,852
Shares issued to shareholders in reinvestment of dividends	13	474	8	246
Shares repurchased	(—)	(—)	(—)	(—)
Redemption fees received**	—	—	—	—

Net Increase (Decrease)	3,558	$125,895	935	$29,098

*	Effective date of Class R5 shares was February 1, 2005.

**	The Fund charges a redemption fee of 1% of the Class A & Class I shares exchanged within 30 days of purchase. Prior to February 1, 2006, the Fund charged a redemption fee of 1% of the Class A & Class I shares exchanged within 90 days of purchase. Redemption fees charged to any Class are allocated to all Classes upon receipt of payment based on relative net asset values of each Class or other appropriate allocation methods.

NOTE 5 – SECURITIES TRANSACTIONS

For the period ended March 31, 2006, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $774,658,896 and $504,408,313, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2006, information on the tax components of capital is as follows:

Cost of investments for tax purpose	$2,103,223,690

Gross unrealized appreciation on a tax basis	$375,087,315
Gross unrealized depreciation on a tax basis	(69,888,226)

Net unrealized appreciation (depreciation) on investments (tax basis)	$305,199,089

At March 31, 2006, the Fund had deferred tax basis currency losses occurring subsequent to October 31, 2004 of $476,651. For tax purposes, such losses will be reflected in the year ending September 30, 2006.

At March 31, 2006, the Fund had tax basis capital losses of $17,073,501, which may be carried over to offset future capital gains. To the extent such carry forwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such losses expire September 30, 2011.

NOTE 7 – FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

There are special risks associated with international investing, including currency fluctuations, government regulation, political developments, and differences in liquidity.

18 Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS

Thornburg Value Fund	(Unaudited)*

	*Six Months Ended March 31, 2006		Year Ended September 30,
			2005	2004	2003	2002	2001
Class A Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$32.79		$28.11	$26.29	$20.73	$26.04	$32.98

Income from investment operations:
Net investment income (loss)	0.17		0.32	0.20	0.15	— (c)	0.02
Net realized and unrealized gain (loss) on investments	2.97		4.64	1.81	5.45	(5.31)	(6.38)

Total from investment operations	3.14		4.96	2.01	5.60	(5.31)	(6.36)

Less dividends from:
Net investment income	(0.12)		(0.28)	(0.19)	(0.02)	—	(0.25)
Net realized gains	—		—	—	—	—	(0.25)
Return of capital	—		—	—	(0.02)	—	(0.08)

Total dividends	(0.12)		(0.28)	(0.19)	(0.04)	—	(0.58)

Change in net asset value	3.02		4.68	1.82	5.56	(5.31)	(6.94)
NET ASSET VALUE, end of period	$35.81		$32.79	$28.11	$26.29	$20.73	$26.04

RATIOS/SUPPLEMENTAL DATA
Total return(a)	9.58%		17.70%	7.61%	27.02%	(20.39)%	(19.59)%
Ratios to average net assets:
Net investment income (loss)	1.00	% (b)	1.05%	0.69%	0.66%	— (d)	0.07%
Expenses, after expense reductions	1.35	% (b)	1.40%	1.37%	1.43%	1.40%	1.37%
Expenses, after expense reductions and net of custody credits	1.35	% (b)	1.40%	1.37%	1.43%	1.40%	—
Expenses, before expense reductions	1.35	% (b)	1.40%	1.37%	1.43%	1.40%	1.38%
Portfolio turnover rate	24.48%		58.90%	68.74%	82.89%	76.37%	71.81%
Net assets at end of period (000)	$1,039,331		$972,478	$1,086,448	$994,043	$809,229	$1,078,582

(a)	Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.

(b)	Annualized.

(c)	Net investment loss per share is less than $0.01.

(d)	The ratio of net investment loss to average net assets is less than 0.01%.

+	Based on weighted average shares outstanding.

Certified Semi-Annual Report 19

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Value Fund	(Unaudited)*

	*Six Months Ended March 31, 2006		Year Ended September 30,
			2005	2004	2003	2002	2001
Class B Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$31.60		$27.13	$25.47	$20.22	$25.61	$32.63

Income from investment operations:
Net investment income (loss)	0.03		0.08	(0.03)	(0.05)	(0.22)	(0.24)
Net realized and unrealized gain (loss) on investments	2.86		4.47	1.74	5.30	(5.17)	(6.31)

Total from investment operations	2.89		4.55	1.71	5.25	(5.39)	(6.55)

Less dividends from:
Net investment income	(0.01)		(0.08)	(0.05)	—	—	(0.19)
Net realized gains	—		—	—	—	—	(0.25)
Return of capital	—		—	—	—	—	(0.03)

Total dividends	(0.01)		(0.08)	(0.05)	—	—	(0.47)

Change in net asset value	2.88		4.47	1.66	5.25	(5.39)	(7.02)
NET ASSET VALUE, end of period	$34.48		$31.60	$27.13	$25.47	$20.22	$25.61

RATIOS/SUPPLEMENTAL DATA
Total return (a)	9.13%		16.78%	6.71%	25.96%	(21.05)%	(20.35)%
Ratios to average net assets:
Net investment income (loss)	0.19	%(b)	0.27%	(0.12)%	(0.22)%	(0.85)%	(0.83)%
Expenses, after expense reductions	2.17	%(b)	2.17%	2.18%	2.31%	2.25%	2.27%
Expenses, after expense reductions and net of custody credits	2.16	%(b)	2.17%	2.18%	2.31%	2.25%	—
Expenses, before expense reductions	2.17	%(b)	2.17%	2.20%	2.32%	2.25%	2.30%
Portfolio turnover rate	24.48%		58.90%	68.74%	82.89%	76.37%	71.81%
Net assets at end of period (000)	$95,571		$92,410	$93,508	$89,661	$70,682	$68,740

(a)	Not annualized for periods less than one year.

(b)	Annualized.

+	Based on weighted average shares outstanding.

20 Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Value Fund	(Unaudited)*

	*Six Months Ended March 31, 2006		Year Ended September 30,
			2005	2004	2003	2002	2001
Class C Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$31.92		$27.40	$25.70	$20.40	$25.82	$32.80

Income from investment operations:
Net investment income (loss)	0.04		0.09	(0.02)	(0.04)	(0.20)	(0.22)
Net realized and unrealized gain (loss) on investments	2.89		4.51	1.77	5.34	(5.22)	(6.34)

Total from investment operations	2.93		4.60	1.75	5.30	(5.42)	(6.56)

Less dividends from:
Net investment income	(0.01)		(0.08)	(0.05)	—	—	(0.16)
Net realized gains	—		—	—	—	—	(0.25)
Return of capital	—		—	—	—	—	(0.01)

Total dividends	(0.01)		(0.08)	(0.05)	—	—	(0.42)

Change in net asset value	2.92		4.52	1.70	5.30	(5.42)	(6.98)
NET ASSET VALUE, end of period	$34.84		$31.92	$27.40	$25.70	$20.40	$25.82

RATIOS/SUPPLEMENTAL DATA
Total return(a)	9.18%		16.80%	6.81%	25.98%	(20.99)%	(20.24)%
Ratios to average net assets:
Net investment income (loss)	0.26	% (b)	0.31%	(0.07)%	(0.16)%	(0.77)%	(0.74)%
Expenses, after expense reductions	2.10	% (b)	2.14%	2.14%	2.25%	2.17%	2.18%
Expenses, after expense reductions and net of custody credits	2.10	% (b)	2.14%	2.14%	2.25%	2.17%	—
Expenses, before expense reductions	2.10	% (b)	2.14%	2.15%	2.25%	2.17%	2.19%
Portfolio turnover rate	24.48%		58.90%	68.74%	82.89%	76.37%	71.81%
Net assets at end of period (000)	$475,010		$446,567	$475,296	$441,103	$368,038	$437,199

(a)	Not annualized for periods less than one year. (b) Annualized.

+	Based on weighted average shares outstanding.

Certified Semi-Annual Report 21

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Value Fund	(Unaudited)*

	*Six Months Ended March 31, 2006		Year Ended September 30,
			2005	2004	2003	2002	2001
Class I Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$33.23		$28.49	$26.64	$20.95	$26.18	$33.09

Income from investment operations:
Net investment income (loss)	0.24		0.45	0.31	0.26	0.11	0.14
Net realized and unrealized gain (loss) on investments	3.02		4.70	1.84	5.51	(5.34)	(6.42)

Total from investment operations	3.26		5.15	2.15	5.77	(5.23)	(6.28)

Less dividends from:
Net investment income	(0.19)		(0.41)	(0.30)	(0.03)	—	(0.28)
Net realized gains	—		—	—	—	—	(0.25)
Return of capital	—		—	—	(0.05)	—	(0.10)

Total dividends	(0.19)		(0.41)	(0.30)	(0.08)	—	(0.63)

Change in net asset value	3.07		4.74	1.85	5.69	(5.23)	(6.91)
NET ASSET VALUE, end of period	$36.30		$33.23	$28.49	$26.64	$20.95	$26.18

RATIOS/SUPPLEMENTAL DATA
Total return(a)	9.82%		18.16%	8.04%	27.55%	(19.98)%	(19.29)%
Ratios to average net assets:
Net investment income (loss)	1.42	% (b)	1.44%	1.07%	1.10%	0.42%	0.45%
Expenses, after expense reductions	0.95	% (b)	0.99%	0.99%	0.99%	0.98%	0.99%
Expenses, after expense reductions and net of custody credits	0.95	% (b)	0.98%	0.99%	0.99%	0.98%	—
Expenses, before expense reductions	0.95	% (b)	1.00%	0.99%	1.03%	0.99%	1.01%
Portfolio turnover rate	24.48%		58.90%	68.74%	82.89%	76.37%	71.81%
Net assets at end of period (000)	$768,484		$457,788	$378,334	$260,624	$207,613	$293,784

(a)	Not annualized for periods less than one year.

(b)	Annualized.

+	Based on weighted average shares outstanding.

22 Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Value Fund	(Unaudited)*

	*Six Months Ended March 31, 2006		Year Ended September 30,		Period Ended September 30, 2003(c)
			2005	2004
Class R1 Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$32.68		$28.06	$26.27	$25.83

Income from investment operations:
Net investment income (loss)	0.18		0.33	0.17	0.03
Net realized and unrealized gain (loss) on investments	2.95		4.60	1.85	0.41

Total from investment operations	3.13		4.93	2.02	0.44
Less dividends from:
Net investment income	(0.13)		(0.31)	(0.23)	—

Change in net asset value	3.00		4.62	1.79	0.44
NET ASSET VALUE, end of period	$35.68		$32.68	$28.06	$26.27

RATIOS/SUPPLEMENTAL DATA
Total return(a)	9.59%		17.64%	7.68%	1.70%
Ratios to average net assets:
Net investment income (loss)	1.10	% (b)	1.07%	0.61%	0.48	% (b)
Expenses, after expense reductions	1.35	% (b)	1.35%	1.34%	1.45	% (b)
Expenses, after expense reductions and net of custody credits	1.35	% (b)	1.35%	1.34%	1.45	% (b)
Expenses, before expense reductions	1.65	% (b)	1.94%	2.22%	44,445.63	% (b)†
Portfolio turnover rate	24.48%		58.90%	68.74%	82.89%
Net assets at end of period (000)	$23,298		$11,661	$5,754	$0	(d)

(a)	Not annualized for periods less than one year.

(b)	Annualized.

(c)	Effective date of Class R1 Shares was July 1, 2003.

(d)	Net assets at end of period were less than $1,000.

†	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

+	Based on weighted average shares outstanding.

Certified Semi-Annual Report 23

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Value Fund	(Unaudited)*

	*Six Months Ended March 31, 2006		Period Ended September 30, 2005(c)
Class R5 Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$33.22		$30.75

Income from investment operations:
Net investment income	0.27		0.28
Net realized and unrealized gain (loss) on investments	2.97		2.45

Total from investment operations	3.24		2.73
Less dividends from:
Net investment income	(0.18)		(0.26)

Change in net asset value	3.06		2.47
NET ASSET VALUE, end of period	$36.28		$33.22

RATIOS/SUPPLEMENTAL DATA
Total return(a)	9.79%		8.93%
Ratios to average net assets:
Net investment income	1.23	% (b)	1.31	% (b)
Expenses, after expense reductions	0.75	% (b)	1.00	% (b)
Expenses, after expense reductions and net of custody credits	0.74	% (b)	0.99	% (b)
Expenses, before expense reductions	36.64	% (b)	127.30	% (b)†
Portfolio turnover rate	24.48%		58.90%
Net assets at end of period (000)	$163		$31

(a)	Not annualized for periods less than one year.

(b)	Annualized.

(c)	Effective date of Class R5 Shares was February 1, 2005.

†	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

+	Based on weighted average shares outstanding.

24 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS

Thornburg Value Fund	March 31, 2006 (Unaudited)

CUSIPS: CLASS A - 885-215-731, CLASS B - 885-215-590, CLASS C - 885-215-715, CLASS I - 885-215-632, CLASS R1 - 885-215-533, CLASS R5 - 885-215-376

NASDAQ SYMBOLS: CLASS A - TVAFX, CLASS B - TVBFX, CLASS C - TVCFX, CLASS I - TVIFX, CLASS R1 - TVRFX, CLASS R5 - TVRRX

SUMMARY OF INDUSTRY EXPOSURE

As of 3/31/06

Telecommunication Services	15.9%
Health Care Equip & Services	13.7%
Energy	11.3%
Diversified Financials	11.0%
Software & Services	10.0%
Pharmaceuticals & Biotech	6.9%
Tech Hardware & Equipment	5.1%
Media	4.8%
Banks	4.3%
Capital Goods	3.8%
Retailing	3.8%
Materials	3.0%
Consumer Services	2.1%
Semiconductors & Semiconductor Equipment	1.9%
Insurance	1.7%
Other Assets and Cash Equivalents	0.7%

	Shares/ Principal Amount	Value
COMMON STOCK — 95.08%
BANKS — 4.34%
COMMERCIAL BANKS — 2.54%
Lloyds TSB Group plc	6,383,200	$61,116,453
THRIFTS & MORTGAGE FINANCE — 1.80%
Federal Home Loan Mortgage Corp.	707,209	43,139,749

		104,256,202

CAPITAL GOODS — 3.82%
INDUSTRIAL CONGLOMERATES — 3.82%
General Electric Co.	1,503,200	52,281,296
Tyco International Ltd.	1,472,300	39,575,424

		91,856,720

CONSUMER SERVICES — 2.09%
HOTELS RESTAURANTS & LEISURE — 2.09%
Las Vegas Sands Corp.+	885,200	50,155,432

		50,155,432

Certified Semi-Annual Report 25

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Value Fund	March 31, 2006 (Unaudited)

	Shares/ Principal Amount	Value
DIVERSIFIED FINANCIALS — 11.02%
CAPITAL MARKETS — 5.42%
Charles Schwab Corp.	3,061,100	$52,681,531
Goldman Sachs Group, Inc.	493,500	77,459,760
DIVERSIFIED FINANCIAL SERVICES — 5.60%
AllianceBernstein Hldgs. LP	313,400	20,762,750
Citigroup, Inc.	1,194,100	56,397,343
The Bank of New York Co., Inc.	1,593,200	57,418,928

		264,720,312

ENERGY — 11.25%
ENERGY EQUIPMENT & SERVICES — 2.28%
Schlumberger Ltd.	432,350	54,722,540
OIL, GAS & CONSUMABLE FUELS — 8.97%
Canadian Natural Resources Ltd.	468,000	26,035,659
Chevron Corp.	1,132,100	65,627,837
ConocoPhillips	830,700	52,458,705
Exxon Mobil Corp.	1,170,700	71,248,802

		270,093,543

HEALTH CARE EQUIPMENT & SERVICES — 13.67%
HEALTH CARE EQUIPMENT & SUPPLIES — 6.39%
Cytyc Corp.+	1,306,269	36,810,660
Fisher Scientific International, Inc.+	888,400	60,455,620
Zimmer Holdings, Inc.+	830,400	56,135,040
HEALTH CARE PROVIDERS & SERVICES — 7.28%
Caremark Rx, Inc.+	908,000	44,655,440
Eclipsys Corp.+	1,933,040	45,639,075
Health Management Associates	1,549,855	33,430,372
WellPoint, Inc.+	661,200	51,196,716

		328,322,923

INSURANCE — 1.72%
INSURANCE — 1.72%
MBIA, Inc.	685,000	41,189,050

		41,189,050

MATERIALS — 2.96%
CHEMICALS — 0.99%
Dow Chemical Co.	588,400	23,889,040

26 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Value Fund	March 31, 2006 (Unaudited)

	Shares/ Principal Amount	Value
METALS & MINING — 1.97%
Southern Copper Corp.	559,984	$47,307,448

		71,196,488

MEDIA — 4.81%
MEDIA — 4.81%
Comcast Corp.+	1,754,600	45,830,152
DIRECTV Group, Inc.+	2,945,985	48,314,154
Sirius Satellite Radio, Inc.+	1,681,355	8,541,284
XM Satellite Radio Holdings, Inc.+	571,605	12,729,643

		115,415,233

PHARMACEUTICALS & BIOTECHNOLOGY — 6.92%
PHARMACEUTICALS — 6.92%
Johnson & Johnson	758,413	44,913,218
Pfizer, Inc.	2,887,300	71,951,516
Sanofi-Aventis	518,400	49,394,860

		166,259,594

RETAILING — 3.80%
MULTILINE RETAIL — 1.83%
Target Corp.	847,500	44,078,475
SPECIALTY RETAIL — 1.97%
Foot Locker, Inc.	1,980,100	47,284,788

		91,363,263

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.94%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.94%
Intel Corp.	2,408,400	46,602,540

		46,602,540

SOFTWARE & SERVICES — 10.03%
INTERNET SOFTWARE & SERVICES — 1.78%
Google, Inc.+	109,467	42,692,130
IT SERVICES — 2.23%
Bearingpoint, Inc. Co.+	6,317,860	53,638,632
SOFTWARE — 6.02%
Microsoft Corp.	2,871,300	78,128,073
Oracle Corp.+	4,861,100	66,548,459

		241,007,294

Certified Semi-Annual Report 27

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Value Fund	March 31, 2006 (Unaudited)

	Shares/ Principal Amount	Value
TECHNOLOGY HARDWARE & EQUIPMENT — 5.08%
COMMUNICATIONS EQUIPMENT — 2.41%
Juniper Networks, Inc.+	1,086,200	$20,768,144
Motorola, Inc.	1,621,400	37,146,274
COMPUTERS & PERIPHERALS — 2.67%
Apple Computer, Inc.+	363,800	22,817,536
Dell, Inc.+	1,383,300	41,167,008

		121,898,962

TELECOMMUNICATION SERVICES — 11.63%
DIVERSIFIED TELECOMMUNICATION SERVICES — 4.30%
Alltel Corp.	866,800	56,125,300
Level 3 Communications, Inc.+	9,121,300	47,248,334
WIRELESS TELECOMMUNICATION SERVICES — 7.33%
American Tower Corp.+	1,495,400	45,340,528
Leap Wireless International, Inc.+	923,920	40,273,673
NII Holdings, Inc.+	1,531,408	90,307,130

		279,294,965

TOTAL COMMON STOCK (Cost $1,995,692,928)		2,283,632,521

CORPORATE BONDS — 0.52%
TELECOMMUNICATION SERVICES — 0.52%
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.52%
Level 3 Communications, Inc., 11.50%, 3/1/2010	$12,900,000	12,545,250

TOTAL CORPORATE BONDS (Cost $10,512,316)		12,545,250

CONVERTIBLE BONDS — 3.76%
TELECOMMUNICATION SERVICES — 3.76%
DIVERSIFIED TELECOMMUNICATION SERVICES — 3.76%
Level 3 Communications, Inc., 6.00%, 9/15/2009	20,700,000	17,543,250
Level 3 Communications, Inc., 6.00%, 3/15/2010	91,600,000	72,707,500

		90,250,750

TOTAL CONVERTIBLE BONDS (Cost $75,412,803)		90,250,750

28 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Value Fund	March 31, 2006 (Unaudited)

	Shares/ Principal Amount	Value
SHORT TERM INVESTMENTS — 0.91%
American General Finance Corp. - ECN, 4.73%, 4/3/2006	$13,000,000	$12,996,584
Toyota Motor Credit Corp., 4.65%, 4/3/2006	9,000,000	8,997,675

TOTAL SHORT TERM INVESTMENTS (Cost $21,994,259)		21,994,259

TOTAL INVESTMENTS — 100.27% (COST $2,103,612,306)		$2,408,422,779
LIABILITIES NET OF OTHER ASSETS — (0.27)%		(6,564,762)

NET ASSETS — 100.00%		$2,401,858,017

Footnote Legend

+	Non-income producing

See notes to financial statements.

Certified Semi-Annual Report 29

EXPENSE EXAMPLE

Thornburg Value Fund	March 31, 2006 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including

(a) sales charges (loads) on purchase payments for Class A Shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(d) a 30-day redemption fee on Class A and Class I shares;

(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 30, 2005 and held until March 31, 2006.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 9/30/05	Ending Account Value 3/31/06	Expenses Paid During Period† 9/30/05–3/31/06
Class A Shares
Actual	$1,000.00	$1,095.80	$7.06
Hypothetical*	$1,000.00	$1,018.20	$6.80

Class B Shares
Actual	$1,000.00	$1,091.30	$11.28
Hypothetical*	$1,000.00	$1,014.14	$10.87

Class C Shares
Actual	$1,000.00	$1,091.80	$10.94
Hypothetical*	$1,000.00	$1,014.47	$10.54

Class I Shares
Actual	$1,000.00	$1,098.20	$4.97
Hypothetical*	$1,000.00	$1,020.20	$4.78

Class R1 Shares
Actual	$1,000.00	$1,095.90	$7.04
Hypothetical*	$1,000.00	$1,018.21	$6.78

Class R5 Shares
Actual	$1,000.00	$1,097.90	$5.18
Hypothetical*	$1,000.00	$1,019.99	$4.99

†	Expenses are equal to the annualized expense ratio for each class (A: 1.35%; B: 2.16%; C: 2.10%; I: 0.95%; R1: 1.35%; and R5: 0.99%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

30 Certified Semi-Annual Report

INDEX COMPARISON

Thornburg Value Fund	March 31, 2006 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg Value Fund versus S&P 500 Index (October 2, 1995 to March 31, 2006)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended March 31, 2006 (with sales charge)

	1 Yr	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 10/02/95)	13.56%	3.59%	12.53%	12.90%
B Shares (Incep: 4/03/00)	12.95%	3.33%	—	1.10%
C Shares (Incep: 10/02/95)	17.04%	3.74%	12.16%	12.51%
R1 Shares (Incep: 7/01/03)	18.89%	—	—	13.36%
R5 Shares (Incep: 2/01/05)	19.33%	—	—	16.69%
S&P 500 (Since: 10/02/95)	11.73%	3.96%	8.94%	9.71%

Performance data reflects past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class B shares are sold with a contingent deferred sales charge (CDSC) that declines from 5.00% to 0% depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are subject to a 1% CDSC for the first year only. There is no up-front sales charge for Class R1 and R5 shares. Class R1 and R5 shares are available only to certain qualified investors. Class A shares are subject to a 1% 30-day redemption fee.

The Standard & Poor’s 500 Stock Index (S&P 500) is an unmanaged index generally representative of the U.S. stock market. Unless otherwise noted, index returns do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Certified Semi-Annual Report 31

OTHER INFORMATION

Thornburg Value Fund	March 31, 2006 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Commencing August 31, 2004, information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

32 Certified Semi-Annual Report

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

February 8, 2005

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

This statement is submitted for the general information of the shareholders of Thornburg Investment Trust. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund’s investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money.

This page is not part of the Semi-Annual Report. 33

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

403(b)

A special, tax-advantaged savings vehicle available only to employees of 501(c)(3) organizations, such as charitable, educational, scientific and religious organizations. 403(b) plans are also available to employees of public schools and universities.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

34 This page is not part of the Semi-Annual Report.

This page intentionally left blank.

This page is not part of the Semi-Annual Report. 35

The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $22 billion. Founded in 1982, the firm manages four equity funds, eight bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and controlling risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $126 million in Thornburg Funds.

Core Strategies for Building Wealth

We deliver core strategies to help investors meet long-term goals. A core strategy is a consistent, disciplined and proven investment process that represents the foundation of a diversified portfolio.

Investment Manager:	Distributor:

119 East Marcy Street	119 East Marcy Street
Santa Fe, New Mexico 87501	Santa Fe, New Mexico 87501
800.847.0200	800.847.0200

Thornburg Value Fund

The Value of Experience

The Fund seeks long-term capital appreciation by investing in a portfolio of a limited number of holdings selected on a value basis using fundamental research. As a secondary consideration, the Fund also seeks some current income.

The portfolio is diversified to include basic value stocks, but also includes stocks of companies with consistent earnings characteristics and those of emerging franchises, when, in our opinion, these issues are value priced.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg Florida Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

Thornburg’s equity research uses a fundamental, yet comprehensive, analytical approach. We invest when and where we perceive compelling value. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

Reduce paper clutter.
Receive your shareholder reports and prospectus online instead of through traditional mail.

Sign up at www.thornburg.com/edelivery

2 This page is not part of the Semi-Annual Report.

Important Information

The information presented on the following pages was current as of March 31, 2006. The managers’ views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Shares in the Fund carry risks including possible loss of principal. There are special risks associated with international investing, including currency fluctuations, government regulation, political developments, and differences in liquidity. Additionally, the Fund invests a portion of the assets in small capitalization companies which may increase the risk of greater price fluctuations. Funds invested in a limited number of holdings may expose an investor to greater volatility. Shares in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any government agency.

Minimum investments for Class I shares are higher than those for other classes.

Glossary

Standard & Poor’s 500 Stock Index (S&P 500) – An index consisting of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500 is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large-cap universe. Unless otherwise noted, index returns do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Beta – A measure of market-related risk. Less than one means the portfolio is less volatile than the index, while greater than one indicates more volatility than the index.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value (book value is simply assets minus liabilities).

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio of a company’s current share price compared to its per-share earnings. P/E equals a company’s market value per share divided by earnings per share.

This page is not part of the Semi-Annual Report. 3

Portfolio Overview

Thornburg Value Fund

IMPORTANT PERFORMANCE

INFORMATION

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

There is no up-front sales charge for Class I shares. I shares are subject to a 1% 30-day redemption fee.

MANAGEMENT TEAM

Front row, L to R: Wendy Trevisani, Bill Fries, Brad Kinkelaar, and Brian McMahon. Back row, L to R: Lei Wang, Connor Browne, Ed Maran, Vin Walden, Thomas Garcia, and Lewis Kaufman.

KEY PORTFOLIO ATTRIBUTES

Portfolio P/E Trailing 12-months*	22.25	x
Portfolio Price to Cash Flow*	16.6
Portfolio Price to Book Value*	3.1
Median Market Cap*	$26.43	B
3-Year Beta (Thornburg vs. S&P 500)**	1.11
Holdings	51

*	Source: Thomson Portfolio Analytics

**	Source: Morningstar Principia Pro

For the six-month period ended March 31, 2006 the Thornburg Value Fund (I shares) provided a total return of 9.82% vs. a total return of 6.38% for the S&P 500 Index. As has been the case in previous periods, bottom-up, fundamental research and specific security selection drove returns.

Individual stocks in the telecommunications sector provided the greatest source of outperformance as stocks such as NII Holdings Inc., Leap Wireless International Inc. and American Tower Corp. posted strong returns. NII Holdings was the best performer for the Fund as a whole. The company, formerly known as Nextel International and based in Reston, Virginia, provides cellular phone service to customers in Latin America and has seen significant subscriber growth. Also in the communications area, investments in Level 3 Communications bonds have provided both a significant current income as well as capital appreciation.

A number of stocks within the financial sector also provided good performance. Lloyd’s TSB Group plc, which provides retail and corporate banking throughout the United Kingdom, has contributed both capital appreciation and an attractive dividend yield to the Fund. Other strong performers during the period included such diverse stocks as investment banker and trader Goldman Sachs Group Inc., investment manager AllianceBernstein Holdings LP and fiduciary services provider Bank of New York Co. Inc.

A relatively broad cross-section of stocks provided positive returns, including Schlumberger Ltd., the world’s leading oil service company. Technology provider Eclipsys Corp. saw increased sales and generated strong returns within the health care sector. The stocks of Las Vegas Sands Corp. and DirectTV Group Inc. posted strong performance as well. Las Vegas Sands operates hotels and the Venetian

AVERAGE ANNUAL TOTAL RETURNS*

FOR PERIODS ENDED MARCH 31, 2006

	1Q ‘06	1Yr	3Yrs	5Yrs	Since Inception
I Shares (Incep: 11/2/98)	6.89%	19.40%	20.24%	4.99%	8.63%
S&P 500 Index (Since: 11/2/98)	4.21%	11.73%	17.19%	3.96%	3.82%

*	Periods under one year are not annualized.

4 This page is not part of the Semi-Annual Report.

casino in Las Vegas, Nevada and is in the process of replicating this facility in Macau, China. Southern Copper Corp., added to the Fund in late 2005, benefited from the sharp rise in commodity prices, while internet search engine Google Inc. had strong performance early in the period.

While overall performance for the period was good, we did hold a few stocks that underperformed. American Greetings was the top detractor to overall Fund performance as questions about its business model surfaced. Other names which hurt performance included Comcast Corp. and XM Satellite Radio. Dow Chemical Co. lagged the benchmark as rising raw material costs weighed on the stock and Tyco International Ltd. underperformed based on lower than expected growth and profitability numbers. Chevron Corp. slid as oil prices retreated post-Katrina. Although, as mentioned above, many of the telecommunications stocks posted strong returns, Alltel Corp. was an exception.

CONTRIBUTORS AND DETRACTORS RELATIVE TO S&P 500 INDEX

FOR SIX MONTHS ENDED 3/31/06

Top Contributors	Top Detractors

NII Holdings, Inc.	American Greetings
Schlumberger Ltd.	XM Satellite Radio Holdings, Inc.
Eclipsys Corp.	Dow Chemical Co.
Las Vegas Sands Group	Chevron Corp.
Google, Inc.	Tyco International Ltd.

Source: Thomson Portfolio Analytics

TOP TEN HOLDINGS

As of 3/31/06

Level 3 Communications, Inc.	6.3%
NII Holdings, Inc.	3.8%
Microsoft Corp.	3.3%
Goldman Sachs Group, Inc.	3.2%
Pfizer, Inc.	3.0%
Exxon Mobil Corp.	3.0%
Oracle Corp.	2.8%
Chevron Corp.	2.7%
Lloyds TSB Group plc	2.5%
Fisher Scientific International, Inc.	2.5%

TOP TEN INDUSTRIES As of 3/31/06

Telecommunication Services	15.9%
Health Care Equip & Services	13.7%
Energy	11.3%
Diversified Financials	11.0%
Software & Services	10.0%
Pharmaceuticals & Biotech	6.9%
Tech Hardware & Equipment	5.1%
Media	4.8%
Banks	4.3%
Capital Goods	3.8%

This page is not part of the Semi-Annual Report. 5

Thornburg Value Fund

Promising Companies at a Discount

Investing is an art. It is also a science. It requires vision and precision – the vision to recognize opportunity and the precision to use that opportunity to achieve a specific goal.

The greatest success comes to those who strike a balance between the two.

Thornburg Value Fund strikes such a balance.

The Fund seeks to find promising companies at a discount price. It differs from other value funds in two key ways. First, it focuses on a limited number of stocks; and second, it takes a more comprehensive approach to value investing. This unique strategy has provided shareholders with positive returns since the Fund’s inception in 1995, and earned co-portfolio manager Bill Fries many awards over the Fund’s ten-year history.

Fries’ unassuming and quiet demeanor belies his fierce determination to recognize value and harness it for his shareholders. He brings more than thirty years of investment experience to the process. He also brings a commitment to fundamental, hands-on research. He and co-portfolio managers Connor Browne and Ed Maran are dedicated to a collaborative approach in identifying and analyzing investment ideas. They scour the U.S. to find the country’s most promising companies at a discount to intrinsic value. The investment team is, in Fries’ words, “in continuous session.” Everybody’s idea is important. Combining “promise and discount” is the team’s mantra for stock selection.

In managing the Thornburg Value Fund, the portfolio management team takes a conservative, bottom-up approach to stock selection. The Fund is not predisposed to a geographical region, industry, or industry sector. And, it recognizes no “false gods.” Fries, Browne, and Maran use a combination of traditional value screens, financial analysis, collaborative research, and on-site company visits to gauge the intrinsic value of a company and to estimate its potential for significant future earnings growth. Their current goal is to maintain a portfolio of 45–55 companies diversified by sector, industry, market capitalization, and economic sensitivity.

Because of the limited number of stocks in the portfolio, every holding counts. Once a company has survived the team’s initial screens, the managers then expand their analysis of what is behind its revenue and cash-generating model. And they take the time to get to know the company, its people and its corporate culture. At the time of purchase, the managers set 12–18 month price targets for each stock. They review those targets as the fundamentals of the stocks change during the course of ownership.

The bottom line? By engendering a wide-open, collegial environment, information flows freely and the Fund benefits from the best of the team’s thinking. And because the Fund’s advisor, Thornburg Investment Management®, is located in Santa Fe, New Mexico, the portfolio team avoids the tendency to be trapped by Wall Street’s “pack” instinct. While they have access to the best of Wall Street’s analysis, they are not ruled by it. Their distance from the herd serves to fortify independent and objective thinking.

Being diversified in multiple ways, the Fund is able to take advantage of a broad array of opportunities in multiple sectors. These sectors do not all move in sync. When one is up, often another is down. Losses in one may be offset by gains in another. Limiting the number of companies in the portfolio and employing a rigorous sell discipline has enabled the Thornburg team to strike a balance between risk and reward.

6 This page is not part of the Semi-Annual Report.

2006

Certified Semi-Annual Report

Thornburg Value Fund

I Shares – March 31, 2006

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Certified Semi-Annual Report 7

Letter to Shareholders

William V. Fries, CFA

Co-Portfolio Manager

Connor Browne, CFA

Co-Portfolio Manager

Edward E. Maran, CFA

Co-Portfolio Manager

April 25, 2006

Dear Fellow Shareholder:

Results for the six-month period ended March 31, 2006 were very satisfying. Ending net asset value (NAV) of the Class I shares was $36.30 compared with an NAV of $33.23 on September 30, 2005. Total return of the Fund for the period with dividends reinvested was 9.82%, compared with 6.38% for the S&P 500 Index. Holdings related to cellular telecommunications, financial services, transportation, and oil services were notable areas of positive impact. Health care and media related issues were relatively weak areas. For details on performance, please refer to the performance summary on page 26.

For quite some time, our telecommunications holdings have been leading portfolio performance. Our holdings in this area have not been the major telephone service companies, but rather more uniquely positioned companies. NII Holdings Inc., the Virginia based former affiliate of cellular provider Nextel mentioned in our last letter, continues to do well with its Latin American centric business. Our Level 3 Communications bonds have been exceptional investments. Not only have the bonds provided high current income, but being viewed with less skepticism recently, they have generated a significant capital increase as well. Leap Wireless International Inc. and American Tower Corp. have also done well. The appeal of these holdings is their fundamentally sound business models in markets with considerable opportunity for continued expansion.

Oil prices and the nation’s energy challenges remain topical. Though these stocks trade mostly with the price of oil, earnings of our integrated oil issues such as ExxonMobil Corp., Conoco Philips, and Chevron Corp. have regularly come in above forecasts. This occurs because forecasters embed oil price declines in expectations. To date, oil prices have been sustained near record levels. Oil service company Schlumberger Ltd. has been an outstanding performer as it continues to benefit from increased industry spending on exploration and development, something that is not likely to diminish anytime soon.

The cost of health care is another topical issue with ramifications for companies serving both patients and payers. Pharmaceutical issues have been out of favor for some time, reflecting pressure for lower drug prices. Stocks in this sector formerly sold at premium prices based on the productivity of their research and uniqueness of patent protected products. In the current environment, they have now become value priced. In our estimation, Fund holdings Pfizer Inc. and Sanofi-Aventis have prospects that are

8 Certified Semi-Annual Report

better than the modest expectations reflected in their current valuations. We also hold a couple of companies that we judge to be part of the solution of the cost containment challenge. Holdings such as Caremark Rx Inc., a prescription benefit manager, and WellPoint Inc., a managed care company, provide the essential software systems to track and manage down the cost of drug prescriptions and medical service. While some debate the processes used by these companies (rebates and pre-approvals for instance), there is little debate about the need for the essential functions to the health care system they provide.

With global demand for oil still rising and continued strife in the Middle East and in other important oil exporting countries, oil prices have stayed near record levels set during last year’s hurricane season. Somewhat surprisingly, the higher cost of energy has had only a modest impact on the economy in general and consumer spending in particular. With most economic sectors still expanding, corporate profit improvement continues to support stock prices. Changes in the outlook for the peak in interest rates seem an almost weekly occurrence, but over the period, four increases in the Fed Funds rate have made the end of rate increases a possible positive for equity markets, in time.

As time passes, the damage done to investor psychology from the bursting of the bubble economy in the year 2000 seems to be healing. Financial service firms are prospering with higher activity levels and growing assets under management. International diversification has regained credence, and even a few technology stocks, some long established and some new, have gained favor. Corporate governance is receiving attention and company cultures are more tuned to shareholder value than ever. This has had a positive influence on corporate oversight and capital allocation decisions. Share buy backs, dividend increases, and corporate restructuring are popular items on corporate agendas. This seems a relevant and favorable environment for shareholders generally. For investors like us, intent on finding stocks of promising companies valued at a discount to intrinsic value, there remains plenty of opportunity. The first half of the fiscal year has been a success and we look forward with enthusiasm to the period ahead.

Thank you for your trust and confidence.

Sincerely,

William V. Fries, CFA	Connor Browne, CFA	Edward E. Maran, CFA
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager
Managing Director	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Semi-Annual Report 9

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Value Fund	March 31, 2006 (Unaudited)

ASSETS
Investments at value (cost $ 2,103,612,306)	$2,408,422,779
Cash	2,682,053
Receivable for investments sold	49,637,269
Receivable for fund shares sold	8,807,369
Dividends receivable	4,196,344
Interest receivable	620,892
Prepaid expenses and other assets	93,312

Total Assets	2,474,460,018

LIABILITIES
Payable for securities purchased	67,475,219
Payable for fund shares redeemed	2,327,572
Payable to investment advisor and other affiliates (Note 3)	2,418,757
Accounts payable and accrued expenses	380,453

Total Liabilities	72,602,001

NET ASSETS	$2,401,858,017

NET ASSETS CONSIST OF:
Undistributed net investment income	$2,880,079
Net unrealized appreciation on investments	304,815,548
Accumulated net realized gain (loss)	41,892,939
Net capital paid in on shares of beneficial interest	2,052,269,451

$2,401,858,017

10 Certified Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Value Fund	March 31, 2006 (Unaudited)

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($1,039,331,341 applicable to 29,025,391 shares of beneficial interest outstanding - Note 4)	$35.81
Maximum sales charge, 4.50% of offering price	1.69

Maximum offering price per share	$37.50

Class B Shares:
Net asset value and offering price per share * ( $95,571,118 applicable to 2,771,516 shares of beneficial interest outstanding - Note 4)	$34.48

Class C Shares:
Net asset value and offering price per share * ($475,010,151 applicable to 13,635,378 shares of beneficial interest outstanding - Note 4)	$34.84

Class I Shares:
Net asset value, offering and redemption price per share ($768,483,893 applicable to 21,171,444 shares of beneficial interest outstanding - Note 4)	$36.30

Class R1 Shares:
Net asset value, offering and redemption price per share ($23,298,483 applicable to 652,986 shares of beneficial interest outstanding - Note 4)	$35.68

Class R5 Shares:
Net asset value, offering and redemption price per share ($163,031 applicable to 4,493 shares of beneficial interest outstanding - Note 4)	$36.28

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Semi-Annual Report 11

STATEMENT OF OPERATIONS

Thornburg Value Fund	Six Months Ended March 31, 2006 (Unaudited)

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $ 17,787)	$16,076,256
Interest income	8,504,248

Total Income	24,580,504

EXPENSES:
Investment advisory fees (Note 3)	8,274,827
Administration fees (Note 3)
Class A Shares	618,936
Class B Shares	57,816
Class C Shares	283,735
Class I Shares	132,507
Class R1 Shares	10,434
Class R5 Shares	15
Distribution and service fees (Note 3)
Class A Shares	1,231,455
Class B Shares	462,842
Class C Shares	2,271,834
Class R1 Shares	41,926
Transfer agent fees
Class A Shares	659,850
Class B Shares	83,956
Class C Shares	290,830
Class I Shares	137,740
Class R1 Shares	8,063
Class R5 Shares	6,646
Registration and filing fees
Class A Shares	15,077
Class B Shares	7,363
Class C Shares	8,385
Class I Shares	18,373
Class R1 Shares	6,788
Class R5 Shares	7,516
Custodian fees (Note 3)	218,409
Professional fees	52,434
Accounting fees	72,415
Trustee fees	26,082
Other expenses	157,711

Total Expenses	15,163,965
Less:
Expenses reimbursed by investment advisor (Note 3)	(38,916)
Fees paid indirectly (Note 3)	(40,209)

Net Expenses	15,084,840

Net Investment Income	$9,495,664

12 Certified Semi-Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Value Fund	Six Months Ended March 31, 2006 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments sold	$57,776,312
Foreign currency transactions	(13,636)

57,762,676

Net change in unrealized appreciation (depreciation) on:
Investments	126,800,876
Foreign currency translations	20,346

126,821,222

Net Realized and Unrealized Gain	184,583,898

Net Increase in Net Assets Resulting From Operations	$194,079,562

See notes to financial statements.

Certified Semi-Annual Report 13

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Value Fund	(Unaudited)*

	*Six Months Ended March 31, 2006	Year Ended September 30, 2005
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$9,495,664	$19,094,717
Net realized gain on investments and foreign currency transactions	57,762,676	255,644,685
Increase (Decrease) in unrealized appreciation (depreciation) on investments and foreign currency translation	126,821,222	57,921,767

Net Increase (Decrease) in Net Assets Resulting from Operations	194,079,562	332,661,169
DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(3,417,759)	(9,628,160)
Class B Shares	(15,962)	(253,266)
Class C Shares	(124,095)	(1,270,882)
Class I Shares	(3,300,293)	(5,577,033)
Class R1 Shares	(69,489)	(76,812)
Class R5 Shares	(474)	(246)
FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(21,264,189)	(280,665,531)
Class B Shares	(4,973,718)	(15,317,740)
Class C Shares	(11,664,411)	(99,126,047)
Class I Shares	261,431,420	16,018,891
Class R1 Shares	10,116,189	4,801,953
Class R5 Shares	125,895	29,098

Net Increase (Decrease) in Net Assets	420,922,676	(58,404,606)
NET ASSETS:
Beginning of period	1,980,935,341	2,039,339,947

End of period	$2,401,858,017	$1,980,935,341

See notes to financial statements.

14 Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Value Fund	March 31, 2006 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Value Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing eleven series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term Income Fund, Thornburg Florida Intermediate Municipal Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, Thornburg New York Intermediate Municipal Fund, and Thornburg Investment Income Builder Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing primarily in domestic equity securities selected on a value basis.

The Fund currently offers six classes of shares of beneficial interest: Class A, Class B, Class C, Institutional Class (Class I), and Retirement Classes (Class R1 and Class R5). Each class of shares of a Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear a service fee and a distribution fee, (iv) Class I shares are sold at net asset value without a sales charge at the time of purchase, (v) Class R1 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (vi) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees and certain registration and transfer agent expenses. Class B shares of the Fund outstanding for eight years will convert to Class A shares of the Fund.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Securities: Investments are stated at value based on latest sales prices, normally at 4:00 pm EST reported on national securities exchanges on the last business day of the period. Investments for which no sale is reported are valued at the mean between bid and asked prices or in accordance with such other method as the Trustees may authorize. In any case where a market quotation is not readily available, the Trust’s valuation and pricing committee determines a fair value for the investment using factors approved by the Trustees. Short term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amount of interest recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable income, including any net realized gain on investments of the Funds to the shareholders. Therefore, no provision for Federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on

Certified Semi-Annual Report 15

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	March 31, 2006 (Unaudited)

the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the period ended March 31, 2006, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size.

The Fund also has an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the period ended March 31, 2006, the Advisor voluntarily reimbursed certain class specific expenses, administrative fees, and distribution fees of $24,783 for Class R1 shares and $14,133 for Class R5 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the period ended March 31, 2006, the Distributor has advised the Fund that it earned net commissions aggregating $45,723 from the sale of Class A shares of the Fund, and collected contingent deferred sales charges aggregating $9,236 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of its average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class B, Class C, and Class R1 shares under which the Fund compensates the Distributor for services in promoting the sale of Class B, Class C, and Class R1 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class B, Class C, and Class R1 shares. Total fees incurred by the Distributor for each class of shares of the Fund under its respective service and distribution plans for the period ended March 31, 2006, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the period ended March 31, 2006, fees paid indirectly were $40,209. This figure may include additional fees waived by the Custodian.

Certain officers and Trustees of the Trust are also officers and/or Directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

16 Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	March 31, 2006 (Unaudited)

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2006, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Period Ended March 31, 2006		Year Ended September 30, 2005
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	2,256,344	$77,003,929	5,556,737	$169,738,087
Shares issued to shareholders in reinvestment of dividends	88,290	3,048,291	279,894	8,715,714
Shares repurchased	(2,980,254)	(101,330,414)	(14,823,032)	(459,171,181)
Redemption fees received**	—	14,005	—	51,849

Net Increase (Decrease)	(635,620)	$(21,264,189)	(8,986,401)	$(280,665,531)

Class B Shares
Shares sold	34,101	$1,131,751	77,850	$2,288,707
Shares issued to shareholders in reinvestment of dividends	433	14,013	7,536	224,646
Shares repurchased	(187,374)	(6,119,633)	(607,159)	(17,831,093)
Redemption fees received**	—	151	—	—

Net Increase (Decrease)	(152,840)	$(4,973,718)	(521,773)	$(15,317,740)

Class C Shares
Shares sold	626,835	$20,772,208	915,021	$27,095,236
Shares issued to shareholders in reinvestment of dividends	3,246	106,116	35,972	1,085,438
Shares repurchased	(986,364)	(32,543,704)	(4,307,157)	(127,306,721)
Redemption fees received**	—	969	—	—

Net Increase (Decrease)	(356,283)	$(11,664,411)	(3,356,164)	$(99,126,047)

Class I Shares
Shares sold	8,403,083	$296,283,157	3,589,202	$111,238,406
Shares issued to shareholders in reinvestment of dividends	79,742	2,814,569	147,185	4,664,983
Shares repurchased	(1,086,680)	(37,677,243)	(3,238,887)	(99,900,212)
Redemption fees received**	—	10,937	—	15,714

Net Increase (Decrease)	7,396,145	$261,431,420	497,500	$16,018,891

Class R1 Shares
Shares sold	330,151	$11,253,026	239,052	$7,454,820
Shares issued to shareholders in reinvestment of dividends	1,887	65,329	2,115	66,501
Shares repurchased	(35,874)	(1,202,202)	(89,436)	(2,719,368)
Redemption fees received**	—	36	—	—

Net Increase (Decrease)	296,164	$10,116,189	151,731	$4,801,953

Certified Semi-Annual Report 17

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	March 31, 2006 (Unaudited)

	Period Ended March 31, 2006		Year Ended September 30, 2005
	Shares	Amount	Shares	Amount
Class R5 Shares*
Shares sold	3,545	$125,421	927	$28,852
Shares issued to shareholders in reinvestment of dividends	13	474	8	246
Shares repurchased	(—)	(—)	(—)	(—)
Redemption fees received**	—	—	—	—

Net Increase (Decrease)	3,558	$125,895	935	$29,098

*	Effective date of Class R5 shares was February 1, 2005.

**	The Fund charges a redemption fee of 1% of the Class A & Class I shares exchanged within 30 days of purchase. Prior to February 1, 2006, the Fund charged a redemption fee of 1% of the Class A & Class I shares exchanged within 90 days of purchase. Redemption fees charged to any Class are allocated to all Classes upon receipt of payment based on relative net asset values of each Class or other appropriate allocation methods.

NOTE 5 – SECURITIES TRANSACTIONS

For the period ended March 31, 2006, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $774,658,896 and $504,408,313, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2006, information on the tax components of capital is as follows:

Cost of investments for tax purpose	$2,103,223,690

Gross unrealized appreciation on a tax basis	$375,087,315
Gross unrealized depreciation on a tax basis	(69,888,226)

Net unrealized appreciation (depreciation) on investments (tax basis)	$305,199,089

At March 31, 2006, the Fund had deferred tax basis currency losses occurring subsequent to October 31, 2004 of $476,651. For tax purposes, such losses will be reflected in the year ending September 30, 2006.

At March 31, 2006, the Fund had tax basis capital losses of $17,073,501, which may be carried over to offset future capital gains. To the extent such carry forwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such losses expire September 30, 2011.

NOTE 7 – FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

There are special risks associated with international investing, including currency fluctuations, government regulation, political developments, and differences in liquidity.

18 Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS

Thornburg Value Fund	(Unaudited)*

	*Six Months Ended			Year Ended September 30,
	March 31, 2006		2005	2004	2003	2002	2001
Class I Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$33.23		$28.49	$26.64	$20.95	$26.18	$33.09

Income from investment operations:
Net investment income (loss)	0.24		0.45	0.31	0.26	0.11	0.14
Net realized and unrealized gain (loss) on investments	3.02		4.70	1.84	5.51	(5.34)	(6.42)

Total from investment operations	3.26		5.15	2.15	5.77	(5.23)	(6.28)

Less dividends from:
Net investment income	(0.19)		(0.41)	(0.30)	(0.03)	—	(0.28)
Net realized gains	—		—	—	—	—	(0.25)
Return of capital	—		—	—	(0.05)	—	(0.10)

Total dividends	(0.19)		(0.41)	(0.30)	(0.08)	—	(0.63)

Change in net asset value	3.07		4.74	1.85	5.69	(5.23)	(6.91)
NET ASSET VALUE, end of period	$36.30		$33.23	$28.49	$26.64	$20.95	$26.18

RATIOS/SUPPLEMENTAL DATA
Total return(a)	9.82%		18.16%	8.04%	27.55%	(19.98)%	(19.29)%
Ratios to average net assets:
Net investment income (loss)	1.42	%(b)	1.44%	1.07%	1.10%	0.42%	0.45%
Expenses, after expense reductions	0.95	%(b)	0.99%	0.99%	0.99%	0.98%	0.99%
Expenses, after expense reductions and net of custody credits	0.95	%(b)	0.98%	0.99%	0.99%	0.98%	—
Expenses, before expense reductions	0.95	%(b)	1.00%	0.99%	1.03%	0.99%	1.01%
Portfolio turnover rate	24.48%		58.90%	68.74%	82.89%	76.37%	71.81%
Net assets at end of period (000)	$768,484		$457,788	$378,334	$260,624	$207,613	$293,784

(a)	Not annualized for periods less than one year.

(b)	Annualized.

+	Based on weighted average shares outstanding.

Certified Semi-Annual Report 19

SCHEDULE OF INVESTMENTS

Thornburg Value Fund	March 31, 2006 (Unaudited)

CUSIPS: CLASS A - 885-215-731, CLASS B - 885-215-590, CLASS C - 885-215-715, CLASS I - 885-215-632, CLASS R1 - 885-215-533, CLASS R5 - 885-215-376

NASDAQ SYMBOLS: CLASS A - TVAFX, CLASS B - TVBFX, CLASS C - TVCFX, CLASS I - TVIFX, CLASS R1 - TVRFX, CLASS R5 - TVRRX

SUMMARY OF INDUSTRY EXPOSURE

As of 3/31/06

Telecommunication Services	15.9%
Health Care Equip & Services	13.7%
Energy	11.3%
Diversified Financials	11.0%
Software & Services	10.0%
Pharmaceuticals & Biotech	6.9%
Tech Hardware & Equipment	5.1%
Media	4.8%
Banks	4.3%
Capital Goods	3.8%
Retailing	3.8%
Materials	3.0%
Consumer Services	2.1%
Semiconductors & Semiconductor Equipment	1.9%
Insurance	1.7%
Other Assets and Cash Equivalents	0.7%

	Shares/ Principal Amount	Value
COMMON STOCK — 95.08%
BANKS — 4.34%
COMMERCIAL BANKS — 2.54%
Lloyds TSB Group plc	6,383,200	$61,116,453
THRIFTS & MORTGAGE FINANCE — 1.80%
Federal Home Loan Mortgage Corp.	707,209	43,139,749

		104,256,202

CAPITAL GOODS — 3.82%
INDUSTRIAL CONGLOMERATES — 3.82%
General Electric Co.	1,503,200	52,281,296
Tyco International Ltd.	1,472,300	39,575,424

		91,856,720

CONSUMER SERVICES — 2.09%
HOTELS RESTAURANTS & LEISURE — 2.09%
Las Vegas Sands Corp.+	885,200	50,155,432

		50,155,432

20 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Value Fund	March 31, 2006 (Unaudited)

	Shares/ Principal Amount	Value
DIVERSIFIED FINANCIALS — 11.02%
CAPITAL MARKETS — 5.42%
Charles Schwab Corp.	3,061,100	$52,681,531
Goldman Sachs Group, Inc.	493,500	77,459,760
DIVERSIFIED FINANCIAL SERVICES — 5.60%
AllianceBernstein Hldgs. LP	313,400	20,762,750
Citigroup, Inc.	1,194,100	56,397,343
The Bank of New York Co., Inc.	1,593,200	57,418,928

		264,720,312

ENERGY — 11.25%
ENERGY EQUIPMENT & SERVICES — 2.28%
Schlumberger Ltd.	432,350	54,722,540
OIL, GAS & CONSUMABLE FUELS — 8.97%
Canadian Natural Resources Ltd.	468,000	26,035,659
Chevron Corp.	1,132,100	65,627,837
ConocoPhillips	830,700	52,458,705
Exxon Mobil Corp.	1,170,700	71,248,802

		270,093,543

HEALTH CARE EQUIPMENT & SERVICES — 13.67%
HEALTH CARE EQUIPMENT & SUPPLIES — 6.39%
Cytyc Corp.+	1,306,269	36,810,660
Fisher Scientific International, Inc.+	888,400	60,455,620
Zimmer Holdings, Inc.+	830,400	56,135,040
HEALTH CARE PROVIDERS & SERVICES — 7.28%
Caremark Rx, Inc.+	908,000	44,655,440
Eclipsys Corp.+	1,933,040	45,639,075
Health Management Associates	1,549,855	33,430,372
WellPoint, Inc.+	661,200	51,196,716

		328,322,923

INSURANCE — 1.72%
INSURANCE — 1.72%
MBIA, Inc.	685,000	41,189,050

		41,189,050

MATERIALS — 2.96%
CHEMICALS — 0.99%
Dow Chemical Co.	588,400	23,889,040

Certified Semi-Annual Report 21

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Value Fund	March 31, 2006 (Unaudited)

	Shares/ Principal Amount	Value
METALS & MINING — 1.97%
Southern Copper Corp.	559,984	$47,307,448

		71,196,488

MEDIA — 4.81%
MEDIA — 4.81%
Comcast Corp.+	1,754,600	45,830,152
DIRECTV Group, Inc.+	2,945,985	48,314,154
Sirius Satellite Radio, Inc.+	1,681,355	8,541,284
XM Satellite Radio Holdings, Inc.+	571,605	12,729,643

		115,415,233

PHARMACEUTICALS & BIOTECHNOLOGY — 6.92%
PHARMACEUTICALS — 6.92%
Johnson & Johnson	758,413	44,913,218
Pfizer, Inc.	2,887,300	71,951,516
Sanofi-Aventis	518,400	49,394,860

		166,259,594

RETAILING — 3.80%
MULTILINE RETAIL — 1.83%
Target Corp.	847,500	44,078,475
SPECIALTY RETAIL — 1.97%
Foot Locker, Inc.	1,980,100	47,284,788

		91,363,263

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.94%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.94%
Intel Corp.	2,408,400	46,602,540

		46,602,540

SOFTWARE & SERVICES — 10.03%
INTERNET SOFTWARE & SERVICES — 1.78%
Google, Inc.+	109,467	42,692,130
IT SERVICES — 2.23%
Bearingpoint, Inc. Co.+	6,317,860	53,638,632
SOFTWARE — 6.02%
Microsoft Corp.	2,871,300	78,128,073
Oracle Corp.+	4,861,100	66,548,459

		241,007,294

22 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Value Fund	March 31, 2006 (Unaudited)

	Shares/ Principal Amount	Value
TECHNOLOGY HARDWARE & EQUIPMENT — 5.08%
COMMUNICATIONS EQUIPMENT — 2.41%
Juniper Networks, Inc.+	1,086,200	$20,768,144
Motorola, Inc.	1,621,400	37,146,274
COMPUTERS & PERIPHERALS — 2.67%
Apple Computer, Inc.+	363,800	22,817,536
Dell, Inc.+	1,383,300	41,167,008

		121,898,962

TELECOMMUNICATION SERVICES — 11.63%
DIVERSIFIED TELECOMMUNICATION SERVICES — 4.30%
Alltel Corp.	866,800	56,125,300
Level 3 Communications, Inc.+	9,121,300	47,248,334
WIRELESS TELECOMMUNICATION SERVICES — 7.33%
American Tower Corp.+	1,495,400	45,340,528
Leap Wireless International, Inc.+	923,920	40,273,673
NII Holdings, Inc.+	1,531,408	90,307,130

		279,294,965

TOTAL COMMON STOCK (Cost $1,995,692,928)		2,283,632,521

CORPORATE BONDS — 0.52%
TELECOMMUNICATION SERVICES — 0.52%
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.52%
Level 3 Communications, Inc., 11.50%, 3/1/2010	$12,900,000	12,545,250

TOTAL CORPORATE BONDS (Cost $10,512,316)		12,545,250

CONVERTIBLE BONDS — 3.76%
TELECOMMUNICATION SERVICES — 3.76%
DIVERSIFIED TELECOMMUNICATION SERVICES — 3.76%
Level 3 Communications, Inc., 6.00%, 9/15/2009	20,700,000	17,543,250
Level 3 Communications, Inc., 6.00%, 3/15/2010	91,600,000	72,707,500

		90,250,750

TOTAL CONVERTIBLE BONDS (Cost $75,412,803)		90,250,750

Certified Semi-Annual Report 23

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Value Fund	March 31, 2006 (Unaudited)

	Shares/ Principal Amount	Value
SHORT TERM INVESTMENTS — 0.91%
American General Finance Corp. - ECN, 4.73%, 4/3/2006	$13,000,000	$12,996,584
Toyota Motor Credit Corp., 4.65%, 4/3/2006	9,000,000	8,997,675

TOTAL SHORT TERM INVESTMENTS (Cost $21,994,259)		21,994,259

TOTAL INVESTMENTS — 100.27% (COST $2,103,612,306)		$2,408,422,779
LIABILITIES NET OF OTHER ASSETS — (0.27)%		(6,564,762)

NET ASSETS — 100.00%		$2,401,858,017

Footnote Legend

+	Non-income producing

See notes to financial statements.

24 Certified Semi-Annual Report

EXPENSE EXAMPLE

Thornburg Value Fund	March 31, 2006 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including a 30-day redemption fee on Class I shares;

(2) ongoing costs, including management and administrative fees and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 30, 2005 and held until March 31, 2006.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 9/30/05	Ending Account Value 3/31/06	Expenses Paid During Period† 9/30/05–3/31/06
Class I Shares
Actual	$1,000.00	$1,098.20	$4.97
Hypothetical*	$1,000.00	$1,020.20	$4.78

†	Expenses are equal to the annualized expense ratio for Class I shares (0.95%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

Certified Semi-Annual Report 25

INDEX COMPARISON

Thornburg Value Fund	March 31, 2006 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg Value Fund versus S&P 500 Index (November 2, 1998 to March 31, 2006)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended March 31, 2006

	1 Yr	5 Yrs	Since Inception
I Shares (Incep: 11/2/98)	19.40%	4.99%	8.63%
S&P 500 (Since: 11/2/98)	11.73%	3.96%	3.82%

Performance data reflects past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains. There is no up-front sales charge for Class I shares. Class I shares are subject to a 1% 30-day redemption fee.

The Standard & Poor’s 500 Stock Index (S&P 500) is an unmanaged index generally representative of the U.S. stock market. Unless otherwise noted, index returns do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

26 Certified Semi-Annual Report

OTHER INFORMATION

Thornburg Value Fund	March 31, 2006 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Commencing August 31, 2004, information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

Certified Semi-Annual Report 27

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

February 8, 2005

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

This statement is submitted for the general information of the shareholders of Thornburg Investment Trust. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund’s investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money.

28 This page is not part of the Semi-Annual Report.

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

403(b)

A special, tax-advantaged savings vehicle available only to employees of 501(c)(3) organizations, such as charitable, educational, scientific and religious organizations. 403(b) plans are also available to employees of public schools and universities.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

This page is not part of the Semi-Annual Report. 29

This page intentionally left blank.

30 This page is not part of the Semi-Annual Report.

This page intentionally left blank.

This page is not part of the Semi-Annual Report. 31

The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $22 billion. Founded in 1982, the firm manages four equity funds, eight bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and controlling risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $126 million in Thornburg Funds.

Core Strategies for Building Wealth

We deliver core strategies to help investors meet long-term goals. A core strategy is a consistent, disciplined and proven investment process that represents the foundation of a diversified portfolio.

Investment Manager:	Distributor:

119 East Marcy Street	119 East Marcy Street
Santa Fe, New Mexico 87501	Santa Fe, New Mexico 87501
800-847.0200	800-847.0200

Thornburg International Value Fund

Value Knows No Boundaries

The Fund seeks long-term capital appreciation by investing in a portfolio of a limited number of holdings selected on a value basis using fundamental research. As a secondary consideration, the Fund also seeks some current income.

The portfolio is diversified to include basic value stocks, but also includes stocks of companies with consistent earnings characteristics and those of emerging franchises, when, in our opinion, these issues are value priced.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg Florida Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

Thornburg’s equity research uses a fundamental, yet comprehensive, analytical approach. We invest when and where we perceive compelling value. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

Reduce paper clutter.
Receive your shareholder reports and prospectus online instead of through traditional mail.
Sign up at www.thornburg.com/edelivery

2 This page is not part of the Semi-Annual Report.

Important Information

The information presented on the following pages was current as of March 31, 2006. The managers’ views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Shares in the Fund carry risks including possible loss of principal. There are special risks associated with international investing, including currency fluctuations, government regulation, political developments, and differences in liquidity. Risks may be associated with investments in emerging markets including illiquidity and volatility. Additionally, the Fund invests a portion of the assets in small capitalization companies which may increase the risk of greater price fluctuations. Funds invested in a limited number of holdings may expose an investor to greater volatility. Funds invested in a limited number of holdings may expose an investor to greater volatility. Shares in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any government agency.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Awards

The Standard & Poor’s/Business Week Excellence in Fund Management award winners are selected based on in-depth interviews with portfolio managers. Winners are chosen from 810 funds rated A or B+ for the five years ended December 31, 2005, in the Business Week Mutual Fund Scoreboard. Ratings are based on risk-adjusted total returns. Eligible funds must also be open to new shareholders, have assets of at least $100 million, a manager with at least 5 years tenure, and minimum investments of less than $26,000.

Established in 1988, the Morningstar Fund Manager of the Year Award recognizes portfolio managers who demonstrate excellent investment skill and the courage to differ from the consensus. To qualify for the award, managers must have not only a great year, but also must have a record of delivering outstanding long-term performance and of aligning their interests with shareholders’. The Fund Manager of the Year Award winners are chosen based upon Morningstar’s proprietary research and in-depth evaluation by its senior analysts.

Glossary

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East Index (EAFE) – The MSCI EAFE is an unmanaged index. It is a generally accepted benchmark for major overseas markets. Index weightings represent the relative capitalizations of the major overseas markets included in the index on a U.S. dollar adjusted basis. The index is calculated with gross dividends reinvested in U.S. dollars. Unless otherwise noted, index returns do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Beta – A measure of market-related risk. Less than one means the portfolio is less volatile than the index, while greater than one indicates more volatility than the index.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value (book value is simply assets minus liabilities).

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio of a company’s current share price compared to its per-share earnings. P/E equals a company’s market value per share divided by earnings per share.

This page is not part of the Semi-Annual Report. 3

Portfolio Overview

Thornburg International Value Fund

IMPORTANT PERFORMANCE INFORMATION

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

The maximum sales charge for Class A shares is 4.50%. A shares are subject to a 1% 30-day redemption fee.

MANAGEMENT TEAM

Front row, L to R: Wendy Trevisani, Bill Fries, Brad Kinkelaar, and Brian McMahon. Back row, L to R: Thomas Garcia, Ed Maran, Lei Wang, Lewis Kaufman, and Vin Walden.

KEY PORTFOLIO ATTRIBUTES

Portfolio P/E Trailing 12-months*	19.95	x
Portfolio Price to Cash Flow*	13.55
Portfolio Price to Book Value*	2.7
Median Market Cap*	$20.99	B
3-Year Beta (Thornburg vs. MSCI EAFE)**	0.96
Holdings	57

*	Source: Thomson Portfolio Analytics

**	Source: Morningstar Principia Pro

For the six-month period ending March 31, 2006, the Thornburg International Value Fund (A shares) provided a total return at net asset value of 15.10% versus 13.86% for the MSCI EAFE Index. During the period, our focus on individual stock selection proved as rewarding as ever.

Diversified financials were leading performers during the period and the stocks of international exchanges were a major contributor. Euronext NV (which was formed as a result of a merger of the Amsterdam, Brussels, and Paris exchanges) in addition to Deutsche Börse (which operates the Frankfurt stock exchange and Eurex derivative market) posted strong performance. These issues have been supported by healthy cash flow generation and ongoing expectations of industry consolidation. The Hong Kong Exchange was another standout performer, benefiting from its exposure to securities listings from China, as well as heightened derivatives trading.

Despite the fact that energy as a sector underperformed during the period, a significant source of outperformance for the Fund came from energy related holdings. While many of the U.S. integrated oil companies struggled as oil prices retreated in the fourth quarter of 2005, Schlumberger Ltd. in the services area had exceptional performance. International oil and gas producers we held also did well. As an example, Lukoil Oil Co., a Russian holding, significantly outperformed most other integrated producers. Other individual energy names that contributed positively included China Shenhua Energy, Canadian Natural Resources, and China Petroleum and Chemical (Sinopec).

A broad cross section of stocks provided additional sources of outperformance and such diverse holdings as America Movil, Teva Pharmaceuticals, and Fraport AG contributed meaningfully.

AVERAGE ANNUAL TOTAL RETURNS*

FOR PERIODS ENDED MARCH 31, 2006

	1Q ‘06	1 Yr	3 Yrs	5 Yrs	Since Inception
A Shares (Incep: 5/28/98)
Without Sales Charge	9.87%	29.32%	33.01%	12.78%	12.33%
With Sales Charge	4.90%	23.50%	30.98%	11.74%	11.68%
MSCI EAFE Index (Since: 5/28/98)	9.40%	24.41%	31.13%	9.63%	5.71%

*	Periods under one year are not annualized.

4 This page is not part of the Semi-Annual Report.

America Movil is the dominant cellular provider in Mexico with expanding presence throughout Latin America. Teva is the world’s largest manufacturer of generic drugs, a beneficiary of billions of dollars of branded pharmaceuticals coming off patent. Fraport AG owns and operates the Frankfurt Airport, one of Europe’s busiest hubs, with underappreciated real estate assets.

Detractors from performance were also of a diverse nature. Tandberg ASA, a leading provider of video conferencing services, suffered as a result of a slowdown in the new order cycle and the unexpected departure of the CEO. Due to the impact these changes have had on our initial investment thesis, Tandberg is no longer in the portfolio. Embraer Brasileira de Aeronautica, the world’s second largest producer of regional jets, struggled following concerns regarding airlines fulfilling their order books for regional jets. Vodafone Group plc underperformed against a backdrop of weakness in Japan and higher capital spending requirements. The company has since announced the divestiture of the Japanese business, which has provided some relief to the share price. Checkpoint Software declined when its ability to expand its market share came into question, leading to a sale of that security in the portfolio. Willis Group Holdings was sold in favor of more compelling investment opportunities.

The Thornburg International Value Fund continues to be well diversified by industry and geography, as well as our investment categories comprised of basic value, consistent earners and emerging franchises. Stock selection is based on fundamental research. Our goal remains unwavering: to provide competitive long-term results by holding a diversified portfolio of promising international companies acquired at what we believe to be a discount to intrinsic value.

CONTRIBUTORS AND DETRACTORS RELATIVE TO MSCI EAFE INDEX

FOR SIX MONTHS ENDED 3/31/06

Top Contributors

America Movil S.A. de C.V

Schlumberger Ltd.

Euronext NV

Hong Kong Exchanges & Clearing Ltd

Lukoil Oil Co.

Source: Thomson Portfolio Analytics

Top Detractors

Tandberg ASA

Embraer Brasileira de Aeronaut

Willis Group Holdings

Check Point Software

Vodafone Group plc

TOP TEN EQUITY HOLDINGS

As of 3/31/06

America Movil S.A. de C.V.	3.0%
Millea Holdings, Inc.	2.7%
Schlumberger Ltd.	2.6%
Vodafone Group plc	2.5%
Amdocs Ltd.	2.5%
Euronext NV	2.4%
Next Group plc	2.3%
Toyota Motor Corp.	2.2%
Teva Pharmaceutical Industries Ltd.	2.1%
Rio Tinto plc	2.1%

TOP TEN COUNTRIES

As of 3/31/06

UK	18.9%
Japan	16.5%
France	9.5%
Switzerland	7.3%
Germany	7.2%
South Korea	5.3%
Netherlands	5.0%
Israel	4.6%
Mexico	4.5%
Canada	3.8%

TOP TEN INDUSTRIES

As of 3/31/06

Pharmaceuticals & Biotechnology	11.2%
Banks	10.6%
Energy	8.6%
Diversified Financials	8.2%
Telecommunication Services	7.3%
Automobiles & Components	6.5%
Media	5.6%
Materials	5.0%
Food & Staples Retailing	4.8%
Software & Services	4.3%

This page is not part of the Semi-Annual Report. 5

Thornburg International Value Fund

Value Knows No Boundaries

Investing is an art. It is also a science. It requires vision and precision – the vision to recognize opportunity and the precision to use that opportunity to achieve a specific goal.

The greatest success comes to those who strike a balance between the two.

Thornburg International Value Fund strikes such a balance.

The Fund seeks to find bargains in overseas markets. It differs from other international equity funds in two key ways. First, it focuses on a limited number of stocks; and second, it takes a more comprehensive approach to value investing. This unique strategy has provided shareholders with positive returns since the Fund’s inception in 1998, and earned co-portfolio manager Bill Fries the distinction of Morningstar’s 2003 International Fund Manager of the Year.

Fries’ unassuming and quiet demeanor belies his fierce determination to recognize value and harness it for his shareholders. He brings more than thirty years of investment experience to the process. He also brings a commitment to fundamental, hands-on research. He and co-portfolio managers Wendy Trevisani and Lei Wang are dedicated to a collaborative approach in identifying and analyzing investment ideas. They scour the globe to find the world’s most promising companies at a discount to intrinsic value. The investment team is, in Fries’ words, “in continuous session.” Everybody’s idea is important. Combining “promise and discount” is the team’s mantra for stock selection.

In managing the Thornburg International Value Fund, the team takes a conservative, bottom-up approach to stock selection. The Fund is not predisposed to a geographical region or industry. And, it recognizes no “false gods.” Fries, Trevisani, and Wang use a combination of traditional value screens, financial analysis, collaborative research, and on-site company visits to gauge the intrinsic value of a company and to estimate its potential for significant future earnings growth. Their current goal is to maintain a portfolio of 45–60 companies diversified by sector, country, region, and economic sensitivity.

Because of the limited number of stocks in the portfolio, every holding counts. Once a company has survived the team’s initial screens, the managers then expand their analysis of what is behind its revenue and cash-generating model. And they take the time to get to know the company, its people and its corporate culture. At the time of purchase, the managers set 12–18 month price targets for each stock. They review those targets as the fundamentals of the stocks change during the course of ownership.

The bottom line? By engendering a wide-open, collegial environment, the managers ensure that information flows freely and that the Fund benefits from the best of the team’s thinking. And because the Fund’s advisor, Thornburg Investment Management®, is located in Santa Fe, New Mexico, the portfolio team avoids the tendency to be trapped by Wall Street’s “pack” instinct. While they have access to the best of Wall Street’s analysis, they are not ruled by it. Their distance from the herd serves to fortify independent and objective thinking.

Foreign markets now account for 52% of world market capitalization. These markets do not all move in sync. When one is up, often another is down. Losses in one may be offset by gains in another. Limiting the number of companies in the portfolio and employing a rigorous sell discipline has enabled the Thornburg team to strike a balance between risk and reward.

6 This page is not part of the Semi-Annual Report.

2006

Certified Semi-Annual Report

Thornburg International Value Fund

March 31, 2006

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Certified Semi-Annual Report 7

Letter to Shareholders

April 25, 2006

Dear Fellow Shareholder:

William V. Fries, CFA Co-Portfolio Manager	Results for the six-month period ended March 31, 2006 were excellent. Ending Net Asset Value (NAV) of the Class A shares was $25.71 compared with an NAV of $22.80 on September 30, 2005. Total return for the Class A shares of the Fund for the period, with dividends reinvested, was 15.10%, compared with 13.86% for the MSCI EAFE Index. Gains were broadly based with strength in securities exchanges, energy, and telecommunications issues most notable. Holdings in emerging markets also did well. Among top performers were stocks based in Mexico, Israel, Russia, China, and South Korea. In almost every case our holdings in these countries are among the premier companies in those markets. For details on performance by share class, please refer to the performance summary on page 32.

Wendy Q. Trevisani Co-Portfolio Manager	As markets around the world have rallied over the past year, activity on exchanges has risen sharply. This has been good for exchange platform stocks and has provided exceptional performance for some of our holdings. The business model of these companies is attractive in an environment of rising trading volumes. With hardware, software and communications systems in place and liquidity established, incremental business transactions above breakeven provide high marginal profitability. Among our holdings are the Hong Kong Exchange, Deutsche Börse (Frankfurt Stock Exchange and Eurex), and Euronext (Paris, Amsterdam, and other European stock exchanges as well as the London LIFFE). All provide leading liquidity pools. In addition to organic expansion, synergies from consolidation within the industry are also a possibility as the cost and volume benefits would likely be significant. While the Hong Kong Exchange is not a likely candidate for consolidation, it benefits from new listings as Chinese companies continue to privatize and become publicly traded.

Lei Wang, CFA Co-Portfolio Manager	The global environment for equities appears to be improving. Six months ago, an energy induced global economic slowdown seemed in the offing. It has yet to arrive and the global outlook from a pure economic standpoint has improved. The healthy expansion of the U.S. economy continues at a measured pace. Japan has a growing economy for the first time in a number of years. France and other European nations are attempting to undo constraining labor laws (with considerable resistance, of course). And, emerging market countries are sustaining high economic growth rates. All of this is being achieved in the face of near record energy and metals prices. How effective monetary management copes with these inflationary forces may have a lot to do with equity prospects from here.

Regardless of the vagaries of the macro environment, we continue to pursue a comprehensive approach to value investing with a focus on promising companies as well as

8 Certified Semi-Annual Report

valuation. Though our portfolio has fewer than sixty issues, it is broadly diversified by geography and industries. This diversification, coupled with our commitment to finding value, allows us to continue to find new opportunities in this exciting yet challenging environment. For most of the companies in which we are invested, earnings improvement is expected. In the final analysis, this is core to the capital appreciation we seek in our investments. On an individual company basis the outlook remains promising.

Thank you for your trust and confidence.

Sincerely,

William V. Fries, CFA	Wendy Q. Trevisani	Lei Wang, CFA
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager
Managing Director	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Semi-Annual Report 9

STATEMENT OF ASSETS AND LIABILITIES

Thornburg International Value Fund	March 31, 2006 (Unaudited)

ASSETS
Investments at value (cost $5,027,313,023)	$6,310,595,724
Cash	10,563,405
Cash denominated in foreign currency (cost $442,834)	461,908
Receivable for investments sold	2,594,270
Receivable for fund shares sold	55,626,759
Unrealized gain on forward exchange contracts (Note 7)	8,379,691
Dividends receivable	26,712,280
Prepaid expenses and other assets	147,074

Total Assets	6,415,081,111

LIABILITIES
Payable for securities purchased	$88,471,584
Payable for fund shares redeemed	10,497,019
Unrealized loss on forward exchange contracts (Note 7)	9,045,506
Payable to investment advisor and other affiliates (Note 3)	5,871,425
Deferred tax payable	521,432
Accounts payable and accrued expenses	1,327,071
Dividends payable	4,688

Total Liabilities	115,738,725

NET ASSETS	$6,299,342,386

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(7,548,464)
Net unrealized appreciation on investments	1,282,289,611
Accumulated net realized gain (loss)	25,539,199
Net capital paid in on shares of beneficial interest	4,999,062,040

$6,299,342,386

10 Certified Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg International Value Fund	March 31, 2006 (Unaudited)

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($3,421,252,835 applicable to 133,050,816 shares of beneficial interest outstanding - Note 4)	$25.71
Maximum sales charge, 4.50% of offering price	1.21

Maximum offering price per share	$26.92

Class B Shares:
Net asset value and offering price per share * ($70,690,362 applicable to 2,881,493 shares of beneficial interest outstanding - Note 4)	$24.53

Class C Shares:
Net asset value and offering price per share * ($1,036,992,953 applicable to 42,113,504 shares of beneficial interest outstanding - Note 4)	$24.62

Class I Shares:
Net asset value, offering and redemption price per share ($1,442,809,854 applicable to 55,137,295 shares of beneficial interest outstanding - Note 4)	$26.17

Class R1 Shares:
Net asset value, offering and redemption price per share ($294,461,082 applicable to 11,418,497 shares of beneficial interest outstanding - Note 4)	$25.79

Class R5 Shares:
Net asset value, offering and redemption price per share ($33,135,300 applicable to 1,266,976 shares of beneficial interest outstanding - Note 4)	$26.15

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Semi-Annual Report 11

STATEMENT OF OPERATIONS

Thornburg International Value Fund	Six Months Ended March 31, 2006 (Unaudited)

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $2,061,992)	$39,598,298
Interest income	3,956,675

Total Income	43,554,973

EXPENSES:
Investment advisory fees (Note 3)	17,675,870
Administration fees (Note 3)
Class A Shares	1,687,673
Class B Shares	34,999
Class C Shares	495,887
Class I Shares	277,752
Class R1 Shares	116,741
Class R5 Shares	5,112
Distribution and service fees (Note 3)
Class A Shares	3,380,969
Class B Shares	280,714
Class C Shares	3,980,118
Class R1 Shares	468,507
Transfer agent fees
Class A Shares	1,839,250
Class B Shares	44,408
Class C Shares	397,238
Class I Shares	373,677
Class R1 Shares	117,834
Class R5 Shares	7,952
Registration and filing fees
Class A Shares	41,527
Class B Shares	8,251
Class C Shares	26,619
Class I Shares	39,008
Class R1 Shares	12,558
Class R5 Shares	7,643
Custodian fees (Note 3)	1,424,191
Professional fees	93,225
Accounting fees	177,325
Trustee fees	58,168
Other expenses	453,807

Total Expenses	33,527,023
Less:
Expenses reimbursed by Investment Advisor (Note 3)	(121,578)
Fees paid indirectly (Note 3)	(136,091)

Net Expenses	33,269,354

Net Investment Income	$10,285,619

12 Certified Semi-Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg International Value Fund	Six Months Ended March 31, 2006 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments sold	$28,954,795
Foreign currency transactions	(25,986,584)

2,968,211

Net change in unrealized appreciation (depreciation) on:
Investments (net of change in deferred taxes payable of $228,379)	680,454,286
Foreign currency translations	20,735,419

701,189,705

Net Realized and Unrealized Gain	704,157,916

Net Increase in Net Assets Resulting From Operations	$714,443,535

See notes to financial statements.

Certified Semi-Annual Report 13

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg International Value Fund	(Unaudited)*

	*Six Months Ended March 31, 2006	Year Ended September 30, 2005
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$10,285,619	$21,959,200
Net realized gain on investments and foreign currency transactions	2,968,211	95,560,759
Increase (Decrease) in unrealized appreciation (depreciation) on investments, foreign currency translation, and deferred taxes	701,189,705	491,406,584

Net Increase (Decrease) in Net Assets Resulting from Operations	714,443,535	608,926,543
DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(7,269,518)	(15,978,639)
Class B Shares	—	(42,865)
Class C Shares	—	(1,295,932)
Class I Shares	(5,178,014)	(9,263,083)
Class R1 Shares	(636,262)	(831,509)
Class R5 Shares	(117,072)	(63,095)
From realized gains
Class A Shares	(42,242,603)	—
Class B Shares	(917,829)	—
Class C Shares	(12,682,160)	—
Class I Shares	(16,701,676)	—
Class R1 Shares	(2,457,320)	—
Class R5 Shares	(259,590)	—
FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	868,182,726	914,862,678
Class B Shares	16,372,743	17,432,995
Class C Shares	300,319,060	296,865,675
Class I Shares	407,038,209	475,565,309
Class R1 Shares	151,333,466	94,648,632
Class R5 Shares	15,941,512	13,789,338

Net Increase in Net Assets	2,385,169,207	2,394,616,047
NET ASSETS:
Beginning of period	3,914,173,179	1,519,557,132

End of period	$6,299,342,386	$3,914,173,179

See notes to financial statements.

14 Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg International Value Fund	March 31, 2006 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg International Value Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing eleven series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term Income Fund, Thornburg Florida Intermediate Municipal Fund, Thornburg Value Fund, Thornburg Core Growth Fund, Thornburg New York Intermediate Municipal Fund, and Thornburg Investment Income Builder Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing primarily in both foreign and domestic equity securities selected on a value basis.

The Fund currently offers six classes of shares of beneficial interest: Class A, Class B, Class C, Institutional Class (Class I), and Retirement Classes (Class R1 and Class R5). Each class of shares of a Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear a service fee and a distribution fee, (iv) Class I shares are sold at net asset value without a sales charge at the time of purchase, (v) Class R1 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (vi) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees and certain registration and transfer agent expenses. Class B shares of the Fund outstanding for eight years will convert to Class A shares of the Fund.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Securities: Investments are stated at value based on latest sales prices, normally at 4:00 pm EST reported on national securities exchanges on the last business day of the period. Investments for which no sale is reported are valued at the mean between bid and asked prices or in accordance with such other method as the Trustees may authorize. In any case where a market quotation is not readily available, the Trust’s valuation and pricing committee determines a fair value for the investment using factors approved by the Trustees. Short term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amount of interest recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable income, including any net realized gain on investments of the Fund to the shareholders. Therefore, no provision for Federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record

Certified Semi-Annual Report 15

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2006 (Unaudited)

the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the period ended March 31, 2006, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Fund also has an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the period ended March 31, 2006, the Advisor voluntarily reimbursed certain class specific expenses and administrative fees of $118,955 for Class R1 shares, and $2,623 for Class R5 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the Distributor of the Fund’s shares. For the period ended March 31, 2006, the Distributor has advised the Fund that it earned net commissions aggregating $374,464 from the sale of Class A shares of the Fund, and collected contingent deferred sales charges aggregating $51,279 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of its average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class B, Class C, and Class R1, shares under which the Fund compensates the Distributor for services in promoting the sale of Class B, Class C, and Class R1 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class B, Class C, and Class R1 shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective service and distribution plans for the period ended March 31, 2006, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the period ended March 31, 2006, fees paid indirectly were $136,091. This figure may include additional fees waived by the Custodian.

Certain officers and Trustees of the Trust are also officers and/or Directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

16    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2006 (Unaudited)

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2006, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Period Ended March 31, 2006		Year Ended September 30, 2005
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	45,498,046	$1,089,701,881	60,454,538	$1,242,916,897
Shares issued to shareholders in reinvestment of dividends	1,584,522	36,181,714	516,124	11,403,851
Shares repurchased	(10,761,960)	(257,744,782)	(16,431,651)	(339,552,808)
Redemption fees received**	—	43,913	—	94,738

Net Increase (Decrease)	36,320,608	$868,182,726	44,539,011	$914,862,678

Class B Shares
Shares sold	726,321	$16,725,188	984,619	$19,222,274
Shares issued to shareholders in reinvestment of dividends	33,895	724,341	1,513	33,010
Shares repurchased	(47,072)	(1,076,926)	(92,953)	(1,822,289)
Redemption fees received**	—	140	—	—

Net Increase (Decrease)	713,144	$16,372,743	893,179	$17,432,995

Class C Shares
Shares sold	14,352,308	$330,512,310	16,705,254	$329,116,035
Shares issued to shareholders in reinvestment of dividends	337,433	7,237,894	34,263	741,499
Shares repurchased	(1,626,657)	(37,433,447)	(1,663,255)	(32,991,859)
Redemption fees received**	—	2,303	—	—

Net Increase (Decrease)	13,063,084	$300,319,060	15,076,262	$296,865,675

Class I Shares
Shares sold	18,802,079	$459,988,999	25,541,204	$537,358,303
Shares issued to shareholders in reinvestment of dividends	727,884	17,069,966	305,722	6,870,416
Shares repurchased	(2,867,376)	(70,038,625)	(3,256,726)	(68,691,746)
Redemption fees received**	—	17,869	—	28,336

Net Increase (Decrease)	16,662,587	$407,038,209	22,590,200	$475,565,309

Class R1 Shares
Shares sold	7,285,993	$176,427,310	5,096,497	$105,840,553
Shares issued to shareholders in reinvestment of dividends	102,657	2,373,873	24,709	559,227
Shares repurchased	(1,145,536)	(27,468,304)	(558,900)	(11,751,148)
Redemption fees received**	—	587	—	—

Net Increase (Decrease)	6,243,114	$151,333,466	4,562,306	$94,648,632

Certified Semi-Annual Report 17

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2006 (Unaudited)

	Period Ended March 31, 2006		Year Ended September 30, 2005
	Shares	Amount	Shares	Amount
Class R5 Shares*
Shares sold	690,175	$17,115,435	620,945	$13,726,467
Shares issued to shareholders in reinvestment of dividends	15,833	375,818	2,722	63,095
Shares repurchased	(62,689)	(1,549,802)	(10)	(224)
Redemption fees received**	—	61	—	—

Net Increase (Decrease)	643,319	$15,941,512	623,657	$13,789,338

*	Sale of Class R5 shares commenced February 1, 2005.

**	The Fund charges a redemption fee of 1% of the Class A & Class I shares exchanged within 30 days of purchase. Prior to February 1, 2006, the Fund charged a redemption fee of 1% of the Class A & Class I shares exchanged within 90 days of purchase. Redemption fees charged to any Class are allocated to all Classes upon receipt of payment based on relative net asset values of each Class or other appropriate allocation methods.

NOTE 5 – SECURITIES TRANSACTIONS

For the period ended March 31, 2006, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $2,449,117,033 and $966,913,752, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2006, information on the tax components of capital is as follows:

Cost of investments for tax purpose	$5,039,832,495

Gross unrealized appreciation on a tax basis	$1,286,859,387
Gross unrealized depreciation on a tax basis	(16,096,158)

Net unrealized appreciation (depreciation) on investments (tax basis)	$1,270,763,229

At March 31, 2006, the Fund had deferred tax basis currency losses occurring subsequent to October 31, 2004 of $1,612,785. For tax purposes, such losses will be reflected in the year ending September 30, 2006.

NOTE 7 – FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

During the period ended March 31, 2006, the Fund was a party to financial instruments with off-balance sheet risks, primarily currency forward exchange contracts. A forward exchange contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed upon future date. These contracts are purchased in order to minimize the risk to the Fund with respect to its foreign stock transactions from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign stock transactions. These instruments may involve market risks in excess of the amount recognized on the Statement of Assets and Liabilities. Such risks would arise from the possible inability of counter-parties to meet the terms of their contracts, future movement in currency value and interest rates and contract positions that are not exact offsets. These contracts are reported in the financial statements at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the dates of entry into the contract. There are special risks associated with international investing, including currency fluctuations, government regulation, political developments, and differences in liquidity.

18 Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2006 (Unaudited)

CONTRACTS TO SELL:

Contracts		Contract Value Date	Unrealized Gain/(Loss)
85,000,000	Euro Dollar for 103,755,250 USD	July 10, 2006	$(47,413)
90,000,000	Euro Dollar for 108,234,000 USD	August 16, 2006	(1,904,703)
3,300,000,000	Indian Rupee for 74,024,226 USD	April 04, 2006	(112,530)
2,440,000,000	Indian Rupee for 53,803,749 USD	October 04, 2006	(459,983)
12,211,920,000	Japanese Yen for 104,555,005 USD	June 01, 2006	(263,131)
710,000,000	Mexican Peso for 64,247,579 USD	April 04, 2006	(876,254)

Unrealized loss from forward Sell contracts:			(3,664,014)

155,000,000	Euro Dollar for 190,051,700 USD	July 10, 2006	764,492
85,000,000	Greater British Pound for 150,324,200 USD	June 05, 2006	2,369,683
24,423,840,000	Japanese Yen for 211,995,938 USD	June 01, 2006	2,359,668
70,000,000	Mexican Peso for 6,547,563 USD	June 06, 2006	156,784
1,250,000,000	Mexican Peso for 115,569,527 USD	June 14, 2006	1,514,824
390,000,000	Mexican Peso for 36,605,970 USD	August 14, 2006	1,172,180
710,000,000	Mexican Peso for 64,324,412 USD	October 04, 2006	42,060

Unrealized gain from forward Sell contracts:			8,379,691

Net unrealized gain (loss) from forward Sell contracts:			$4,715,677

CONTRACTS TO BUY:

Contracts		Contract Value Date	Unrealized Gain/(Loss)
36,635,760,000	Japanese Yen for 319,787,017 USD	June 01, 2006	$(5,332,611)
860,000,000	Indian Rupee for 19,369,369 USD	April 04, 2006	(48,881)

Unrealized loss from forward Buy contracts:			(5,381,492)

Net unrealized gain (loss) from forward Buy contracts:			$(5,381,492)

Net unrealized gain (loss) from forward Exchange contracts:			$(665,815)

Certified Semi-Annual Report 19

FINANCIAL HIGHLIGHTS

Thornburg International Value Fund	(Unaudited)*

	*Six Months Ended March 31, 2006		Year Ended September 30,
			2005	2004	2003	2002	2001
Class A Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$22.80		$18.18	$14.95	$11.88	$12.37	$16.64

Income from investment operations:
Net investment income (loss)	0.05		0.18	0.15	0.06	0.03	0.03
Net realized and unrealized gain (loss) on investments	3.32		4.63	3.08	3.00	(0.54)	(3.39)

Total from investment operations	3.37		4.81	3.23	3.06	(0.51)	(3.36)

Redemption fees added to paid in capital	—		—	—	0.01	0.02	—

Less dividends from:
Net investment income	(0.06)		(0.19)	—	—	—	(0.86)
Net realized gains	(0.40)		—	—	—	—	—
Return of capital	—		—	—	—	—	(0.05)

Total dividends	(0.46)		(0.19)	—	—	—	(0.91)

Change in net asset value	2.91		4.62	3.23	3.07	(0.49)	(4.27)
NET ASSET VALUE, end of period	$25.71		$22.80	$18.18	$14.95	$11.88	$12.37

RATIOS/SUPPLEMENTAL DATA

Total return(a)	15.10%		26.51%	21.61%	25.84%	(3.96)%	(21.28)%
Ratios to average net assets:
Net investment income (loss)	0.45	%(b)	0.87%	0.88%	0.44%	0.19%	0.22%
Expenses, after expense reductions	1.33	%(b)	1.44%	1.49%	1.59%	1.57%	1.54%
Expenses, after expense reductions and net of custody credits	1.32	%(b)	1.44%	1.49%	1.59%	1.57%	—
Expenses, before expense reductions	1.33	%(b)	1.44%	1.51%	1.67%	1.60%	1.56%

Portfolio turnover rate	20.41%		34.17%	35.84%	58.35%	28.39%	61.05%

Net assets at end of period (000)	$3,421,253		$2,205,924	$948,631	$97,991	$69,490	$56,507

(a)	Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.

(b)	Annualized.

+	Based on weighted average shares outstanding.

20 Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg International Value Fund	(Unaudited)*

	*Six Months Ended March 31, 2006		Year Ended September 30,
			2005	2004	2003	2002	2001
Class B Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$21.82		$17.39	$14.43	$11.57	$12.16	$16.44

Income from investment operations:
Net investment income (loss)	(0.04)		0.01	(0.02)	(0.04)	(0.08)	(0.06)
Net realized and unrealized gain (loss) on investments	3.15		4.44	2.98	2.90	(0.51)	(3.36)

Total from investment operations	3.11		4.45	2.96	2.86	(0.59)	(3.42)

Less dividends from:
Net investment income	—		(0.02)	—	—	—	(0.82)
Net realized gains	(0.40)		—	—	—	—	—
Return of capital	—		—	—	—	—	(0.04)

Total dividends	(0.40)		(0.02)	—	—	—	(0.86)

Change in net asset value	2.71		4.43	2.96	2.86	(0.59)	(4.28)
NET ASSET VALUE, end of period	$24.53		$21.82	$17.39	$14.43	$11.57	$12.16

RATIOS/SUPPLEMENTAL DATA
Total return(a)	14.56%		25.59%	20.51%	24.72%	(4.85)%	(21.86)%
Ratios to average net assets:
Net investment income (loss)	(0.36	)%(b)	0.04%	(0.12)%	(0.32)%	(0.58)%	(0.39)%
Expenses, after expense reductions	2.13	%(b)	2.26%	2.36%	2.38%	2.39%	2.40%
Expenses, after expense reductions and net of custody credits	2.12	%(b)	2.25%	2.36%	2.38%	2.39%	—
Expenses, before expense reductions	2.13	%(b)	2.27%	2.42%	2.84%	2.88%	3.62%
Portfolio turnover rate	20.41%		34.17%	35.84%	58.35%	28.39%	61.05%
Net assets at end of period (000)	$70,690		$47,306	$22,181	$6,346	$4,672	$2,570

(a)	Not annualized for periods less than one year.

(b)	Annualized.

+	Based on weighted average shares outstanding.

Certified Semi-Annual Report 21

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg International Value Fund	(Unaudited)*

	*Six Months Ended March 31, 2006		Year Ended September 30,
			2005	2004	2003	2002	2001
Class C Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$21.89		$17.46	$14.47	$11.60	$12.19	$16.49

Income from investment operations:
Net investment income (loss)	(0.03)		0.03	0.01	(0.04)	(0.08)	(0.08)
Net realized and unrealized gain (loss) on investments	3.16		4.45	2.98	2.91	(0.51)	(3.37)

Total from investment operations	3.13		4.48	2.99	2.87	(0.59)	(3.45)

Less dividends from:
Net investment income	—		(0.05)	—	—	—	(0.81)
Net realized gains	(0.40)		—	—	—	—	—
Return of capital	—		—	—	—	—	(0.04)

Total dividends	(0.40)		(0.05)	—	—	—	(0.85)

Change in net asset value	2.73		4.43	2.99	2.87	(0.59)	(4.30)
NET ASSET VALUE, end of period	$24.62		$21.89	$17.46	$14.47	$11.60	$12.19

RATIOS/SUPPLEMENTAL DATA
Total return(a)	14.65%		25.65%	20.66%	24.74%	(4.84)%	(21.96)%
Ratios to average net assets:
Net investment income (loss)	(0.25	)%(b)	0.16%	0.04%	(0.31)%	(0.62)%	(0.51)%
Expenses, after expense reductions	2.05	%(b)	2.16%	2.26%	2.37%	2.36%	2.37%
Expenses, after expense reductions and net of custody credits	2.04	%(b)	2.15%	2.26%	2.37%	2.36%	—
Expenses, before expense reductions	2.05	%(b)	2.16%	2.26%	2.45%	2.36%	2.39%
Portfolio turnover rate	20.41%		34.17%	35.84%	58.35%	28.39%	61.05%
Net assets at end of period (000)	$1,036,993		$635,833	$243,955	$55,443	$39,995	$26,426

(a)	Not annualized for periods less than one year.

(b)	Annualized.

+	Based on weighted average shares outstanding.

22 Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg International Value Fund	(Unaudited)*

	*Six Months Ended March 31, 2006		Year Ended September 30,				Period Ended Sept. 30, 2001(c)
			2005	2004	2003	2002
Class I Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$23.19		$18.48	$15.13	$11.96	$12.40	$14.63

Income from investment operations:
Net investment income (loss)	0.10		0.28	0.24	0.14	0.10	0.11
Net realized and unrealized gain (loss) on investments	3.37		4.72	3.11	3.03	(0.54)	(2.21)

Total from investment operations	3.47		5.00	3.35	3.17	(0.44)	(2.10)

Less dividends from:
Net investment income	(0.09)		(0.29)	—	—	—	(0.08)
Net realized gains	(0.40)		—	—	—	—	—
Return of capital	—		—	—	—	—	(0.05)

Total dividends	(0.49)		(0.29)	—	—	—	(0.13)

Change in net asset value	2.98		4.71	3.35	3.17	(0.44)	(2.23)
NET ASSET VALUE, end of period	$26.17		$23.19	$18.48	$15.13	$11.96	$12.40

RATIOS/SUPPLEMENTAL DATA
Total return(a)	15.28%		27.15%	22.14%	26.51%	(3.55)%	(14.50)%
Ratios to average net assets:
Net investment income (loss)	0.85	%(b)	1.32%	1.35%	1.07%	0.71%	1.57	%(b)
Expenses, after expense reductions	0.94	%(b)	0.99%	0.99%	0.99%	0.99%	0.97	%(b)
Expenses, after expense reductions and net of custody credits	0.93	%(b)	0.99%	0.99%	0.99%	0.99%	—
Expenses, before expense reductions	0.94	%(b)	1.02%	1.11%	1.25%	1.28%	1.38	%(b)
Portfolio turnover rate	20.41%		34.17%	35.84%	58.35%	28.39%	61.05%
Net assets at end of period (000)	$1,442,810		$892,216	$293,583	$33,511	$19,187	$11,249

(a)	Not annualized for periods less than one year.

(b)	Annualized.

(c)	Effective date of Class I Shares was March 30, 2001.

+	Based on weighted average shares outstanding.

Certified Semi-Annual Report 23

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg International Value Fund	(Unaudited)*

	*Six Months Ended March 31, 2006		Year Ended September 30,		Period Ended September 30,
			2005	2004	2003(c)
Class R1 Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$22.88		$18.28	$15.01	$13.59

Income from investment operations:
Net investment income (loss)	0.06		0.21	0.19	0.02
Net realized and unrealized gain (loss) on investments	3.31		4.63	3.08	1.40

Total from investment operations	3.37		4.84	3.27	1.42

Less dividends from:
Net investment income	(0.06)		(0.24)	—	—
Net realized gains	(0.40)		—	—	—

Total dividends	(0.46)		(0.05)	—	—

Change in net asset value	2.91		4.60	3.27	1.42
NET ASSET VALUE, end of period	$25.79		$22.88	$18.28	$15.01

RATIOS/SUPPLEMENTAL DATA
Total return(a)	15.00%		26.54%	21.79%	10.45%
Ratios to average net assets:
Net investment income (loss)	0.51	%(b)	0.99%	1.08%	0.65	%(b)
Expenses, after expense reductions	1.45	%(b)	1.45%	1.45%	1.60	%(b)
Expenses, after expense reductions and net of custody credits	1.45	%(b)	1.45%	1.45%	1.60	%(b)
Expenses, before expense reductions	1.58	%(b)	1.72%	2.42%	30,451.98	%(b)†
Portfolio turnover rate	20.41%		34.17%	35.84%	58.35%
Net assets at end of period (000)	$294,461		$118,436	$11,207	$—	(d)

(a)	Not annualized for periods less than one year.

(b)	Annualized.

(c)	Effective date of Class R1 Shares was July 1, 2003.

(d)	Net assets at end of year were less than $1,000.

†	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

+	Based on weighted average shares outstanding.

24 Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg International Value Fund	(Unaudited)*

	*Six Months Ended March 31, 2006		Period Ended September 30, 2005(c)
Class R5 Shares:
PER SHARE PERFORMANCE (for a share outstanding throughout the period)+
Net asset value, beginning of period	$23.18		$20.37

Income from investment operations:
Net investment income	0.11		0.16
Net realized and unrealized gain (loss) on investments	3.35		2.84

Total from investment operations	3.46		3.00

Less dividends from:
Net investment income	(0.09)		(0.19)
Net realized gains	(0.40)		—

Total dividends	(0.49)		—

Change in net asset value	2.97		2.81
NET ASSET VALUE, end of period	$26.15		$23.18

RATIOS/SUPPLEMENTAL DATA
Total return(a)	15.23%		14.72%
Ratios to average net assets:
Net investment income	0.90	% (b)	1.10	% (b)
Expenses, after expense reductions	0.99	% (b)	1.00	% (b)
Expenses, after expense reductions and net of custody credits	0.99	% (b)	0.99	% (b)
Expenses, before expense reductions	1.02	% (b)	2.13	% (b)
Portfolio turnover rate	20.41%		34.17%
Net assets at end of period (000)	$33,135		$14,458

(a)	Not annualized for periods less than one year.

(b)	Annualized.

(c)	Effective date of Class R5 Shares was February 1, 2005.

+	Based on weighted average shares outstanding.

Certified Semi-Annual Report 25

SCHEDULE OF INVESTMENTS

Thornburg International Value Fund	March 31, 2006 (Unaudited)

CUSIPS: CLASS A - 885-215-657, CLASS B - 885-215-616, CLASS C - 885-215-640, CLASS I - 885-215-566,

CLASS R1 - 885-215-525, CLASS R5 - 885-215-368

NASDAQ SYMBOLS: CLASS A - TGVAX, CLASS B - THGBX, CLASS C - THGCX, CLASS I - TGVIX,

CLASS R1 - TGVRX, CLASS R5 - TIVRX

SUMMARY OF INDUSTRY EXPOSURE

As of 3/31/06

Pharmaceuticals & Biotechnology	11.2%
Banks	10.6%
Energy	8.6%
Diversified Financials	8.2%
Telecommunication Services	7.3%
Automobiles & Components	6.5%
Media	5.6%
Materials	5.0%
Food & Staples Retailing	4.8%
Software & Services	4.3%
Consumer Durables & Apparel	4.2%
Transportation	3.2%
Insurance	2.6%
Retailing	2.2%
Utilities	2.0%
Consumer Services	2.0%
Food Beverage & Tobacco	1.9%
Household & Personal Products	1.9%
Commercial Services & Supplies	1.6%
Capital Goods	1.6%
Semiconductors & Semiconductor Equipment	1.1%
Other Assets & Cash Equivalents	3.6%

SUMMARY OF COUNTRY EXPOSURE

As of 3/31/06

UK	18.9%
Japan	16.5%
France	9.5%
Switzerland	7.3%
Germany	7.2%
South Korea	5.3%
Netherlands	5.0%
Israel	4.6%
Mexico	4.5%
Canada	3.8%
China	3.5%
Hong Kong	2.0%
Greece	2.0%
Brazil	1.6%
Denmark	1.5%
Spain	1.4%
Russia	1.0%
India	0.8%
Other Assets & Cash Equivalents	3.6%

	Shares/ Principal Amount	Value
COMMON STOCK — 96.34%
AUTOMOBILES & COMPONENTS — 6.45%
AUTOMOBILES — 6.45%
Hero Honda Motors Ltd.	2,553,327	$51,123,918
Hyundai Motor Co.	1,430,300	120,265,023
PSA Peugeot Citroen	1,525,900	96,311,141
Toyota Motor Corp.	2,534,400	138,696,898

		406,396,980

26 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2006 (Unaudited)

	Shares/ Principal Amount	Value
BANKS — 10.57%
COMMERCIAL BANKS — 10.57%
Bank of Fukuoka Ltd.	8,584,300	$72,549,554
Bank of Yokohama	15,214,310	124,827,396
Barclays plc	7,884,400	92,356,745
Kookmin Bank	740,700	63,957,938
Lloyds TSB Group plc	12,690,300	121,504,281
Royal Bank of Scotland Group plc	3,493,800	113,814,655
Shinhan Financial Group Co.	1,721,200	77,056,759

		666,067,328

CAPITAL GOODS — 1.55%
AEROSPACE & DEFENSE — 1.55%
Embraer Brasileira de Aeronaut ADR	2,647,228	97,550,352

		97,550,352

COMMERCIAL SERVICES & SUPPLIES — 1.64%
COMMERCIAL SERVICES & SUPPLIES — 1.64%
Secom Co.	2,020,900	103,543,283

		103,543,283

CONSUMER DURABLES & APPAREL — 4.24%
HOUSEHOLD DURABLES — 1.96%
Sharp Corp.	6,968,311	123,655,717
TEXTILES, APPAREL & LUXURY GOODS — 2.28%
Adidas-Salomon AG	498,821	98,806,469
LVMH Moet Hennessy Louis Vuitton SA	452,589	44,442,617

		266,904,803

CONSUMER SERVICES — 1.96%
HOTELS RESTAURANTS & LEISURE — 1.96%
OPAP SA	3,223,285	123,397,825

		123,397,825

DIVERSIFIED FINANCIALS — 8.21%
CAPITAL MARKETS — 1.83%
UBS AG	1,049,380	115,358,090
DIVERSIFIED FINANCIAL SERVICES — 6.38%
Deutsche Börse AG	858,109	123,947,145
Euronext NV	1,820,073	150,336,365
Hong Kong Exchanges & Clearing Ltd.	21,141,500	127,367,461

		517,009,061

Certified Semi-Annual Report 27

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2006 (Unaudited)

	Shares/ Principal Amount	Value
ENERGY — 8.55%
ENERGY EQUIPMENT & SERVICES — 2.57%
Schlumberger Ltd.	1,280,400	$162,060,228
OIL, GAS & CONSUMABLE FUELS — 5.98%
BP Amoco ADR	1,876,700	129,379,698
Canadian Natural Resources Ltd.	1,005,000	55,909,909
China Petroleum & Chemical Corp.	100,071,331	58,031,429
China Shenhua Energy +	40,000,000	70,103,545
Lukoil Oil Co. Sponsored ADR	758,600	63,267,240

		538,752,049

FOOD & STAPLES RETAILING — 4.78%
FOOD & STAPLES RETAILING — 4.78%
Carrefour SA	2,309,500	123,063,595
Tesco plc	14,018,053	80,457,032
Wal-Mart de México	36,979,000	97,714,946

		301,235,573

FOOD BEVERAGE & TOBACCO — 1.94%
FOOD PRODUCTS — 1.94%
Cadbury Schweppes plc	12,290,541	122,272,670

		122,272,670

HOUSEHOLD & PERSONAL PRODUCTS — 1.85%
PERSONAL PRODUCTS — 1.85%
Shiseido Co., Ltd.	6,266,300	116,798,136

		116,798,136

INSURANCE — 2.66%
INSURANCE — 2.66%
Millea Holdings, Inc.	8,451	167,588,663

		167,588,663

MATERIALS — 4.97%
CHEMICALS — 1.78%
Air Liquide SA	70,100	14,618,011
Givaudan AG	126,329	97,172,424
METALS & MINING — 3.19%
Rio Tinto plc	2,613,900	132,840,820
Tokyo Steel Mfg.	3,349,900	68,141,291

		312,772,546

28 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2006 (Unaudited)

	Shares/ Principal Amount	Value
MEDIA — 5.62%
MEDIA — 5.62%
JC Decaux SA+	2,793,645	$75,719,380
Rogers Communications, Inc.	2,964,900	113,223,294
Shaw Communications	3,017,900	72,045,701
Sogecable SA+	2,318,000	92,820,277

		353,808,652

PHARMACEUTICALS & BIOTECHNOLOGY — 11.16%
PHARMACEUTICALS — 11.16%
GlaxoSmithKline plc	3,889,835	101,819,286
Novartis AG ADR	2,388,700	132,429,528
Novo Nordisk A/S	1,499,600	93,424,663
Roche Holdings AG	767,800	114,405,235
Sanofi-Aventis	1,342,600	127,927,352
Teva Pharmaceutical Industries Ltd.ADR	3,234,000	133,176,120

		703,182,184

RETAILING — 2.26%
MULTILINE RETAIL — 2.26%
Next Group plc	4,949,800	142,047,621

		142,047,621

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.11%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.11%
Samsung Electronics Co. Ltd.	107,500	69,701,024

		69,701,024

SOFTWARE & SERVICES — 4.33%
SOFTWARE — 4.33%
Amdocs Ltd.+	4,294,300	154,852,458
Sap AG	541,900	117,745,293

		272,597,751

TELECOMMUNICATION SERVICES — 7.31%
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.87%
France Telecom SA	5,232,800	117,885,182
WIRELESS TELECOMMUNICATION SERVICES — 5.44%
America Movil S.A. de C.V.	5,464,544	187,215,277
Vodafone Group plc ADR	7,445,800	155,617,220

		460,717,679

Certified Semi-Annual Report 29

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2006 (Unaudited)

	Shares/ Principal Amount	Value
TRANSPORTATION — 3.20%
TRANSPORTATION INFRASTRUCTURE — 3.20%
China Merchants Hldgs International Co. Ltd.	31,765,900	$91,695,972
Fraport AG	1,443,731	110,050,757

		201,746,729

UTILITIES — 1.98%
GAS UTILITIES — 1.98%
Tokyo Gas Co., Ltd.	28,455,300	124,724,282

		124,724,282

TOTAL COMMON STOCK (Cost $4,785,532,489)		6,068,815,191

SHORT TERM INVESTMENTS — 3.84%
American General Finance Corp. - ECN, 4.75%, 4/5/2006	$40,000,000	39,978,889
American General Finance Corp. - ECN, 4.81%, 4/13/2006	17,000,000	16,972,743
Lasalle Bank Corp., 4.69%, 4/12/2006	40,000,000	39,942,678
Merrill Lynch, 4.72%, 4/13/2006	19,000,000	18,970,107
Toyota Motor Credit Corp., 4.65%, 4/3/2006	70,000,000	69,981,917
Toyota Motor Credit Corp. - Puerto Rico, 4.70%, 4/10/2006	56,000,000	55,934,200

TOTAL SHORT TERM INVESTMENTS (Cost $241,780,534)		241,780,534

TOTAL INVESTMENTS — 100.18% (COST $5,027,313,023)		$6,310,595,724

LIABILITIES NET OF OTHER ASSETS — (0.18)%		(11,253,338)

NET ASSETS — 100.00%		$6,299,342,386

Footnote Legend

+	Non-income producing

See notes to financial statements.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depository Receipt

30 Certified Semi-Annual Report

EXPENSE EXAMPLE

Thornburg International Value Fund	March 31, 2006 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A Shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(d) a 30-day redemption fee on Class A and Class I shares;

(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 30, 2005 and held until March 31, 2006.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 9/30/05	Ending Account Value 3/31/06	Expenses Paid During Period† 9/30/05–3/31/06
Class A Shares
Actual	$1,000.00	$1,151.00	$7.10
Hypothetical*	$1,000.00	$1,018.33	$6.66
Class B Shares
Actual	$1,000.00	$1,145.60	$11.36
Hypothetical*	$1,000.00	$1,014.34	$10.67
Class C Shares
Actual	$1,000.00	$1,146.50	$10.94
Hypothetical*	$1,000.00	$1,014.74	$10.26
Class I Shares
Actual	$1,000.00	$1,152.80	$5.01
Hypothetical*	$1,000.00	$1,020.27	$4.71
Class R1 Shares
Actual	$1,000.00	$1,150.00	$7.76
Hypothetical*	$1,000.00	$1,017.72	$7.28
Class R5 Shares
Actual	$1,000.00	$1,152.30	$5.29
Hypothetical*	$1,000.00	$1,020.02	$4.96

†	Expenses are equal to the annualized expense ratio for each class (A: 1.32%; B: 2.12%; C: 2.04%; I: 0.93%; R1: 1.45%; and R5: 0.99%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Semi-Annual Report 31

INDEX COMPARISON

Thornburg International Value Fund	March 31, 2006 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg International Value Fund versus MSCI EAFE Index (May 28, 1998 to March 31, 2006)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended March 31, 2006 (with sales charge)

	1 Yr	5 Yrs	Since Inception
A Shares (Incep: 05/28/98)	23.50%	11.74%	11.68%
B Shares (Incep: 4/03/00)	23.30%	11.54%	7.41%
C Shares (Incep: 5/28/98)	27.41%	11.85%	11.37%
R1 Shares (Incep: 7/01/03)	29.25%	—	27.66%
R5 Shares (Incep: 2/01/05)	29.83%	—	27.23%
MSCI EAFE Index (Since: 05/28/98)	24.41%	9.63%	5.71%

Performance data reflects past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class B shares are sold with a contingent deferred sales charge (CDSC) that declines from 5.00% to 0% depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are subject to a 1% CDSC for the first year only. There is no up-front sales charge for Class R1 and R5 shares. Class R1 and R5 shares are available only to certain qualified investors. Class A shares are subject to a 1% 30-day redemption fee.

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East Index (EAFE) is an unmanaged index. It is a generally accepted benchmark for major overseas markets. Index weightings represent the relative capitalizations of the major overseas markets included in the index on a U.S. dollar adjusted basis. The index is calculated with gross dividends reinvested in U.S. dollars. Unless otherwise noted, index returns do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

32 Certified Semi-Annual Report.

OTHER INFORMATION

Thornburg International Value Fund	March 31, 2006 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Commencing August 31, 2004, information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

Certified Semi-Annual Report 33

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

February 8, 2005

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

This statement is submitted for the general information of the shareholders of Thornburg Investment Trust. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund’s investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money.

34 This page is not part of the Semi-Annual Report.

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

403(b)

A special, tax-advantaged savings vehicle available only to employees of 501(c)(3) organizations, such as charitable, educational, scientific and religious organizations. 403(b) plans are also available to employees of public schools and universities.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

This page is not part of the Semi-Annual Report. 35

The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $22 billion. Founded in 1982, the firm manages four equity funds, eight bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and controlling risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $126 million in Thornburg Funds.

Core Strategies for Building Wealth

We deliver core strategies to help investors meet long-term goals. A core strategy is a consistent, disciplined and proven investment process that represents the foundation of a diversified portfolio.

Investment Manager:	Distributor:

119 East Marcy Street	119 East Marcy Street
Santa Fe, New Mexico 87501	Santa Fe, New Mexico 87501
800.847.0200	800.847.0200

Thornburg International Value Fund

Value Knows No Boundaries

The Fund seeks long-term capital appreciation by investing in a portfolio of a limited number of holdings selected on a value basis using fundamental research. As a secondary consideration, the Fund also seeks some current income.

The portfolio is diversified to include basic value stocks, but also includes stocks of companies with consistent earnings characteristics and those of emerging franchises, when, in our opinion, these issues are value priced.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg Florida Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

Thornburg’s equity research uses a fundamental, yet comprehensive, analytical approach. We invest when and where we perceive compelling value. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

Reduce paper clutter.
Receive your shareholder reports and prospectus online instead of through traditional mail.
Sign up at www.thornburg.com/edelivery

2 This page is not part of the Semi-Annual Report.

Important Information

The information presented on the following pages was current as of March 31, 2006. The managers’ views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Shares in the Fund carry risks including possible loss of principal. There are special risks associated with international investing, including currency fluctuations, government regulation, political developments, and differences in liquidity. Risks may be associated with investments in emerging markets including illiquidity and volatility. Additionally, the Fund invests a portion of the assets in small capitalization companies which may increase the risk of greater price fluctuations. Funds invested in a limited number of holdings may expose an investor to greater volatility. Funds invested in a limited number of holdings may expose an investor to greater volatility. Shares in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any government agency.

Minimum investments for Class I shares are higher than those for other classes.

Awards

The Standard & Poor’s/Business Week Excellence in Fund Management award winners are selected based on in-depth interviews with portfolio managers. Winners are chosen from 810 funds rated A or B+ for the five years ended December 31, 2005, in the Business Week Mutual Fund Scoreboard. Ratings are based on risk-adjusted total returns. Eligible funds must also be open to new shareholders, have assets of at least $100 million, a manager with at least 5 years tenure, and minimum investments of less than $26,000.

Established in 1988, the Morningstar Fund Manager of the Year Award recognizes portfolio managers who demonstrate excellent investment skill and the courage to differ from the consensus. To qualify for the award, managers must have not only a great year, but also must have a record of delivering outstanding long-term performance and of aligning their interests with shareholders’. The Fund Manager of the Year Award winners are chosen based upon Morningstar’s proprietary research and in-depth evaluation by its senior analysts.

Glossary

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East Index (EAFE) – The MSCI EAFE is an unmanaged index. It is a generally accepted benchmark for major overseas markets. Index weightings represent the relative capitalizations of the major overseas markets included in the index on a U.S. dollar adjusted basis. The index is calculated with gross dividends reinvested in U.S. dollars. Unless otherwise noted, index returns do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Beta – A measure of market-related risk. Less than one means the portfolio is less volatile than the index, while greater than one indicates more volatility than the index.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value (book value is simply assets minus liabilities).

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio of a company’s current share price compared to its per-share earnings. P/E equals a company’s market value per share divided by earnings per share.

This page is not part of the Semi-Annual Report. 3

Portfolio Overview

Thornburg International Value Fund

IMPORTANT PERFORMANCE INFORMATION

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

There is no up-front sales charge for Class I shares. I shares are subject to a 1% 30-day redemption fee.

Front row, L to R: Wendy Trevisani, Bill Fries, Brad Kinkelaar, and Brian McMahon. Back row, L to R: Thomas Garcia, Ed Maran, Lei Wang, Lewis Kaufman, and Vin Walden.

KEY PORTFOLIO ATTRIBUTES

Portfolio P/E Trailing 12-months*	19.95	x
Portfolio Price to Cash Flow*	13.55
Portfolio Price to Book Value*	2.7
Median Market Cap*	$20.99 B
3-Year Beta (Thornburg vs. MSCI EAFE)**	0.96
Holdings	57

*	Source: Thomson Portfolio Analytics

**	Source: Morningstar Principia Pro

For the six-month period ending March 31, 2006, the Thornburg International Value Fund (I shares) provided a total return at net asset value of 15.28% versus 13.86% for the MSCI EAFE Index. During the period, our focus on individual stock selection proved as rewarding as ever.

Diversified financials were leading performers during the period and the stocks of international exchanges were a major contributor. Euronext NV (which was formed as a result of a merger of the Amsterdam, Brussels, and Paris exchanges) in addition to Deutsche Börse (which operates the Frankfurt stock exchange and Eurex derivative market) posted strong performance. These issues have been supported by healthy cash flow generation and ongoing expectations of industry consolidation. The Hong Kong Exchange was another standout performer, benefiting from its exposure to securities listings from China, as well as heightened derivatives trading.

Despite the fact that energy as a sector underperformed during the period, a significant source of outperformance for the Fund came from energy related holdings. While many of the U.S. integrated oil companies struggled as oil prices retreated in the fourth quarter of 2005, Schlumberger Ltd. in the services area had exceptional performance. International oil and gas producers we held also did well. As an example, Lukoil Oil Co., a Russian holding, significantly outperformed most other integrated producers. Other individual energy names that contributed positively included China Shenhua Energy, Canadian Natural Resources, and China Petroleum and Chemical (Sinopec).

A broad cross section of stocks provided additional sources of outperformance and such diverse holdings as America Movil, Teva Pharmaceuticals, and Fraport AG contributed meaningfully.

AVERAGE ANNUAL TOTAL RETURNS*

FOR PERIODS ENDED MARCH 31, 2006

	1Q‘06	1 Yr	3 Yrs	5 Yrs	Since Inception
1 Shares (Incep: 3/30/01)	9.94%	29.90%	33.60%	13.31%	13.29%
MSCI EAFE Index (Since: 3/30/01)	9.40%	24.41%	31.13%	9.63%	9.62%

*	Periods under one year are not annualized.

4 This page is not part of the Semi-Annual Report.

America Movil is the dominant cellular provider in Mexico with expanding presence throughout Latin America. Teva is the world’s largest manufacturer of generic drugs, a beneficiary of billions of dollars of branded pharmaceuticals coming off patent. Fraport AG owns and operates the Frankfurt Airport, one of Europe’s busiest hubs, with underappreciated real estate assets.

Detractors from performance were also of a diverse nature. Tandberg ASA, a leading provider of video conferencing services, suffered as a result of a slowdown in the new order cycle and the unexpected departure of the CEO. Due to the impact these changes have had on our initial investment thesis, Tandberg is no longer in the portfolio. Embraer Brasileira de Aeronautica, the world’s second largest producer of regional jets, struggled following concerns regarding airlines fulfilling their order books for regional jets. Vodafone Group plc underperformed against a backdrop of weakness in Japan and higher capital spending requirements. The company has since announced the divestiture of the Japanese business, which has provided some relief to the share price. Checkpoint Software declined when its ability to expand its market share came into question, leading to a sale of that security in the portfolio. Willis Group Holdings was sold in favor of more compelling investment opportunities.

The Thornburg International Value Fund continues to be well diversified by industry and geography, as well as our investment categories comprised of basic value, consistent earners and emerging franchises. Stock selection is based on fundamental research. Our goal remains unwavering: to provide competitive long-term results by holding a diversified portfolio of promising international companies acquired at what we believe to be a discount to intrinsic value.

CONTRIBUTORS AND DETRACTORS RELATIVE TO MSCI EAFE INDEX FOR SIX MONTHS ENDED 3/31/06

Top Contributors	Top Detractors

America Movil S.A. de C.V	Tandberg ASA
Schlumberger Ltd.	Embraer Brasileira de Aeronaut
Euronext NV	Willis Group Holdings
Hong Kong Exchanges & Clearing Ltd	Check Point Software
Lukoil Oil Co.	Vodafone Group plc

Source: Thomson Portfolio Analytics

TOPTEN EQUITY HOLDINGS As of 3/31/06

America Movil S.A. de C.V.	3.0%
Millea Holdings, Inc.	2.7%
Schlumberger Ltd.	2.6%
Vodafone Group plc	2.5%
Amdocs Ltd.	2.5%
Euronext NV	2.4%
Next Group plc	2.3%
Toyota Motor Corp.	2.2%
Teva Pharmaceutical Industries Ltd.	2.1%
RioTinto plc	2.1%

TOPTEN COUNTRIES As of 3/31/06

UK	18.9%
Japan	16.5%
France	9.5%
Switzerland	7.3%
Germany	7.2%
South Korea	5.3%
Netherlands	5.0%
Israel	4.6%
Mexico	4.5%
Canada	3.8%

TOPTEN INDUSTRIES As of 3/31/06

Pharmaceuticals & Biotechnology	11.2%
Banks	10.6%
Energy	8.6%
Diversified Financials	8.2%
Telecommunication Services	7.3%
Automobiles & Components	6.5%
Media	5.6%
Materials	5.0%
Food & Staples Retailing	4.8%
Software & Services	4.3%

This page is not part of the Semi-Annual Report. 5

Thornburg International Value Fund

Value Knows No Boundaries

Investing is an art. It is also a science. It requires vision and precision - the vision to recognize opportunity and the precision to use that opportunity to achieve a specific goal.

The greatest success comes to those who strike a balance between the two.

Thornburg International Value Fund strikes such a balance.

The Fund seeks to find bargains in overseas markets. It differs from other international equity funds in two key ways. First, it focuses on a limited number of stocks; and second, it takes a more comprehensive approach to value investing. This unique strategy has provided shareholders with positive returns since the Fund’s inception in 1998, and earned co-portfolio manager Bill Fries the distinction of Morningstar’s 2003 International Fund Manager of the Year.

Fries’ unassuming and quiet demeanor belies his fierce determination to recognize value and harness it for his shareholders. He brings more than thirty years of investment experience to the process. He also brings a commitment to fundamental, hands-on research. He and co-portfolio managers Wendy Trevisani and Lei Wang are dedicated to a collaborative approach in identifying and analyzing investment ideas. They scour the globe to find the world’s most promising companies at a discount to intrinsic value. The investment team is, in Fries’ words, “in continuous session.” Everybody’s idea is important. Combining “promise and discount” is the team’s mantra for stock selection.

In managing the Thornburg International Value Fund, the team takes a conservative, bottom-up approach to stock selection. The Fund is not predisposed to a geographical region or industry. And, it recognizes no “false gods.” Fries, Trevisani, and Wang use a combination of traditional value screens, financial analysis, collaborative research, and on-site company visits to gauge the intrinsic value of a company and to estimate its potential for significant future earnings growth. Their current goal is to maintain a portfolio of 45-60 companies diversified by sector, country, region, and economic sensitivity.

Because of the limited number of stocks in the portfolio, every holding counts. Once a company has survived the team’s initial screens, the managers then expand their analysis of what is behind its revenue and cash-generating model. And they take the time to get to know the company, its people and its corporate culture. At the time of purchase, the managers set 12-18 month price targets for each stock. They review those targets as the fundamentals of the stocks change during the course of ownership.

The bottom line? By engendering a wide-open, collegial environment, the managers ensure that information flows freely and that the Fund benefits from the best of the team’s thinking. And because the Fund’s advisor, Thornburg Investment Management®, is located in Santa Fe, New Mexico, the portfolio team avoids the tendency to be trapped by Wall Street’s “pack” instinct. While they have access to the best of Wall Street’s analysis, they are not ruled by it. Their distance from the herd serves to fortify independent and objective thinking.

Foreign markets now account for 52% of world market capitalization. These markets do not all move in sync. When one is up, often another is down. Losses in one may be offset by gains in another. Limiting the number of companies in the portfolio and employing a rigorous sell discipline has enabled the Thornburg team to strike a balance between risk and reward.

6 This page is not part of the Semi-Annual Report.

2006

Certified Semi-Annual Report

Thornburg International Value Fund

I Shares – March 31, 2006

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Certified Semi-Annual Report 7

Letter to Shareholders

William V. Fries, CFA

Co-Portfolio Manager

April 25, 2006

Dear Fellow Shareholder:

Results for the six-month period ended March 31, 2006 were excellent. Ending Net Asset Value (NAV) of the Class I shares was $26.17 compared with an NAV of $23.19 on September 30, 2005. Total return for the Class I shares of the Fund for the period, with dividends reinvested, was 15.28%, compared with 13.86% for the MSCI EAFE Index. Gains were broadly based with strength in securities exchanges, energy, and telecommunications issues most notable. Holdings in emerging markets also did well. Among top performers were stocks based in Mexico, Israel, Russia, China, and South Korea. In almost every case our holdings in these countries are among the premier companies in those markets. For details on performance, please refer to the performance summary on page 27.

Wendy Q. Trevisani

Co-Portfolio Manager

As markets around the world have rallied over the past year, activity on exchanges has risen sharply. This has been good for exchange platform stocks and has provided exceptional performance for some of our holdings. The business model of these companies is attractive in an environment of rising trading volumes. With hardware, software and communications systems in place and liquidity established, incremental business transactions above breakeven provide high marginal profitability. Among our holdings are the Hong Kong Exchange, Deutsche Börse (Frankfurt Stock Exchange and Eurex), and Euronext (Paris, Amsterdam, and other European stock exchanges as well as the London LIFFE). All provide leading liquidity pools. In addition to organic expansion, synergies from consolidation within the industry are also a possibility as the cost and volume benefits would likely be significant. While the Hong Kong Exchange is not a likely candidate for consolidation, it benefits from new listings as Chinese companies continue to privatize and become publicly traded.

Lei Wang, CFA

Co-Portfolio Manager

The global environment for equities appears to be improving. Six months ago, an energy induced global economic slowdown seemed in the offing. It has yet to arrive and the global outlook from a pure economic standpoint has improved. The healthy expansion of the U.S. economy continues at a measured pace. Japan has a growing economy for the first time in a number of years. France and other European nations are attempting to undo constraining labor laws (with considerable resistance, of course). And, emerging market countries are sustaining high economic growth rates. All of this is being achieved in the face of near record energy and metals prices. How effective monetary management copes with these inflationary forces may have a lot to do with equity prospects from here.

Regardless of the vagaries of the macro environment, we continue to pursue a comprehensive approach to value investing with a focus on promising companies as well as

8 Certified Semi-Annual Report

valuation. Though our portfolio has fewer than sixty issues, it is broadly diversified by geography and industries. This diversification, coupled with our commitment to finding value, allows us to continue to find new opportunities in this exciting yet challenging environment. For most of the companies in which we are invested, earnings improvement is expected. In the final analysis, this is core to the capital appreciation we seek in our investments. On an individual company basis the outlook remains promising.

Thank you for your trust and confidence.

Sincerely,

William V. Fries, CFA	Wendy Q. Trevisani	Lei Wang, CFA
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager
Managing Director	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these repor- ts include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Semi-Annual Report 9

STATEMENT OF ASSETS AND LIABILITIES

Thornburg International Value Fund	March 31, 2006 (Unaudited)

ASSETS
Investments at value (cost $5,027,313,023)	$6,310,595,724
Cash	10,563,405
Cash denominated in foreign currency (cost $442,834)	461,908
Receivable for investments sold	2,594,270
Receivable for fund shares sold	55,626,759
Unrealized gain on forward exchange contracts (Note 7)	8,379,691
Dividends receivable	26,712,280
Prepaid expenses and other assets	147,074

Total Assets	6,415,081,111

LIABILITIES
Payable for securities purchased	$88,471,584
Payable for fund shares redeemed	10,497,019
Unrealized loss on forward exchange contracts (Note 7)	9,045,506
Payable to investment advisor and other affiliates (Note 3)	5,871,425
Deferred tax payable	521,432
Accounts payable and accrued expenses	1,327,071
Dividends payable	4,688

Total Liabilities	115,738,725

NET ASSETS	$6,299,342,386

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(7,548,464)
Net unrealized appreciation on investments	1,282,289,611
Accumulated net realized gain (loss)	25,539,199
Net capital paid in on shares of beneficial interest	4,999,062,040

$6,299,342,386

10 Certified Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg International Value Fund	March 31, 2006 (Unaudited)

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($3,421,252,835 applicable to 133,050,816 shares of beneficial interest outstanding - Note 4)	$25.71
Maximum sales charge, 4.50% of offering price	1.21

Maximum offering price per share	$26.92

Class B Shares:
Net asset value and offering price per share * ($70,690,362 applicable to 2,881,493 shares of beneficial interest outstanding - Note 4)	$24.53

Class C Shares:
Net asset value and offering price per share * ($1,036,992,953 applicable to 42,1 13,504 shares of beneficial interest outstanding - Note 4)	$24.62

Class I Shares:
Net asset value, offering and redemption price per share ($1,442,809,854 applicable to 55,137,295 shares of beneficial interest outstanding - Note 4)	$26.17

Class R1 Shares:
Net asset value, offering and redemption price per share ($294,461,082 applicable to 1 1,418,497 shares of beneficial interest outstanding - Note 4)	$25.79

Class R5 Shares:
Net asset value, offering and redemption price per share ($33,135,300 applicable to 1,266,976 shares of beneficial interest outstanding - Note 4)	$26.15

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Semi-Annual Report 11

STATEMENT OF OPERATIONS

Thornburg International Value Fund	Six Months Ended March 31, 2006 (Unaudited)

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $2,061,992)	$39,598,298
Interest income	3,956,675

Total Income	43,554,973

EXPENSES:
Investment advisory fees (Note 3)	17,675,870
Administration fees (Note 3)
Class A Shares	1,687,673
Class B Shares	34,999
Class C Shares	495,887
Class I Shares	277,752
Class R1 Shares	116,741
Class R5 Shares	5,112
Distribution and service fees (Note 3)
Class A Shares	3,380,969
Class B Shares	280,714
Class C Shares	3,980,118
Class R1 Shares	468,507
Transfer agent fees
Class A Shares	1,839,250
Class B Shares	44,408
Class C Shares	397,238
Class I Shares	373,677
Class R1 Shares	117,834
Class R5 Shares	7,952
Registration and filing fees
Class A Shares	41,527
Class B Shares	8,251
Class C Shares	26,619
Class I Shares	39,008
Class R1 Shares	12,558
Class R5 Shares	7,643
Custodian fees (Note 3)	1,424,191
Professional fees	93,225
Accounting fees	177,325
Trustee fees	58,168
Other expenses	453,807

Total Expenses	33,527,023
Less:
Expenses reimbursed by investment advisor (Note 3)	(121,578)
Fees paid indirectly (Note 3)	(136,091)

Net Expenses	33,269,354

Net Investment Income	$10,285,619

12 Certified Semi-Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg International Value Fund	Six Months Ended March 31, 2006 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments sold	$28,954,795
Foreign currency transactions	(25,986,584)

2,968,211

Net change in unrealized appreciation (depreciation) on:
Investments (net of change in deferred taxes payable of $228,379)	680,454,286
Foreign currency translations	20,735,419

701,189,705

Net Realized and Unrealized Gain	704,157,916

Net Increase in Net Assets Resulting From Operations	$714,443,535

See notes to financial statements.

Certified Semi-Annual Report 13

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg International Value Fund	(Unaudited)*

	*Six Months Ended March 31, 2006	Year Ended September 30, 2005
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$10,285,619	$21,959,200
Net realized gain on investments and foreign currency transactions	2,968,211	95,560,759
Increase (Decrease) in unrealized appreciation (depreciation) on investments, foreign currency translation, and deferred taxes	701,189,705	491,406,584

Net Increase (Decrease) in Net Assets Resulting from Operations	714,443,535	608,926,543
DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(7,269,518)	(15,978,639)
Class B Shares	—	(42,865)
Class C Shares	—	(1,295,932)
Class I Shares	(5,178,014)	(9,263,083)
Class R1 Shares	(636,262)	(831,509)
Class R5 Shares	(117,072)	(63,095)
From realized gains
Class A Shares	(42,242,603)	—
Class B Shares	(917,829)	—
Class C Shares	(12,682,160)	—
Class I Shares	(16,701,676)	—
Class R1 Shares	(2,457,320)	—
Class R5 Shares	(259,590)	—
FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	868,182,726	914,862,678
Class B Shares	16,372,743	17,432,995
Class C Shares	300,319,060	296,865,675
Class I Shares	407,038,209	475,565,309
Class R1 Shares	151,333,466	94,648,632
Class R5 Shares	15,941,512	13,789,338

Net Increase in Net Assets	2,385,169,207	2,394,616,047
NET ASSETS:
Beginning of period	3,914,173,179	1,519,557,132

End of period	$6,299,342,386	$3,914,173,179

See notes to financial statements.

14 Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg International Value Fund	March 31, 2006 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg International Value Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing eleven series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term Income Fund, Thornburg Florida Intermediate Municipal Fund, Thornburg Value Fund, Thornburg Core Growth Fund, Thornburg New York Intermediate Municipal Fund, and Thornburg Investment Income Builder Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing primarily in both foreign and domestic equity securities selected on a value basis.

The Fund currently offers six classes of shares of beneficial interest: Class A, Class B, Class C, Institutional Class (Class I), and Retirement Classes (Class R1 and Class R5). Each class of shares of a Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear a service fee and a distribution fee, (iv) Class I shares are sold at net asset value without a sales charge at the time of purchase, (v) Class R1 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (vi) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees and certain registration and transfer agent expenses. Class B shares of the Fund outstanding for eight years will convert to Class A shares of the Fund.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Securities: Investments are stated at value based on latest sales prices, normally at 4:00 pm EST reported on national securities exchanges on the last business day of the period. Investments for which no sale is reported are valued at the mean between bid and asked prices or in accordance with such other method as the Trustees may authorize. In any case where a market quotation is not readily available, the Trust’s valuation and pricing committee determines a fair value for the investment using factors approved by the Trustees. Short term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amount of interest recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable income, including any net realized gain on investments of the Fund to the shareholders. Therefore, no provision for Federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record

Certified Semi-Annual Report 15

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2006 (Unaudited)

the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the period ended March 31, 2006, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Fund also has an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the period ended March 31, 2006, the Advisor voluntarily reimbursed certain class specific expenses and administrative fees of $118,955 for Class R1 shares, and $2,623 for Class R5 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the Distributor of the Fund’s shares. For the period ended March 31, 2006, the Distributor has advised the Fund that it earned net commissions aggregating $374,464 from the sale of Class A shares of the Fund, and collected contingent deferred sales charges aggregating $51,279 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of its average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class B, Class C, and Class R1, shares under which the Fund compensates the Distributor for services in promoting the sale of Class B, Class C, and Class R1 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class B, Class C, and Class R1 shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective service and distribution plans for the period ended March 31, 2006, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the period ended March 31, 2006, fees paid indirectly were $136,091. This figure may include additional fees waived by the Custodian.

Certain officers and Trustees of the Trust are also officers and/or Directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

16 Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2006 (Unaudited)

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2006, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Period Ended March 31, 2006		Year Ended September 30, 2005
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	45,498,046	$1,089,701,881	60,454,538	$1,242,916,897
Shares issued to shareholders in reinvestment of dividends	1,584,522	36,181,714	516,124	11,403,851
Shares repurchased	(10,761,960)	(257,744,782)	(16,431,651)	(339,552,808)
Redemption fees received**	—	43,913	—	94,738

Net Increase (Decrease)	36,320,608	$868,182,726	44,539,011	$914,862,678

Class B Shares
Shares sold	726,321	$16,725,188	984,619	$19,222,274
Shares issued to shareholders in reinvestment of dividends	33,895	724,341	1,513	33,010
Shares repurchased	(47,072)	(1,076,926)	(92,953)	(1,822,289)
Redemption fees received**	—	140	—	—

Net Increase (Decrease)	713,144	$16,372,743	893,179	$17,432,995

Class C Shares
Shares sold	14,352,308	$330,512,310	16,705,254	$329,116,035
Shares issued to shareholders in reinvestment of dividends	337,433	7,237,894	34,263	741,499
Shares repurchased	(1,626,657)	(37,433,447)	(1,663,255)	(32,991,859)
Redemption fees received**	—	2,303	—	—

Net Increase (Decrease)	13,063,084	$300,319,060	15,076,262	$296,865,675

Class I Shares
Shares sold	18,802,079	$459,988,999	25,541,204	$537,358,303
Shares issued to shareholders in reinvestment of dividends	727,884	17,069,966	305,722	6,870,416
Shares repurchased	(2,867,376)	(70,038,625)	(3,256,726)	(68,691,746)
Redemption fees received**	—	17,869	—	28,336

Net Increase (Decrease)	16,662,587	$407,038,209	22,590,200	$475,565,309

Class R1 Shares
Shares sold	7,285,993	$176,427,310	5,096,497	$105,840,553
Shares issued to shareholders in reinvestment of dividends	102,657	2,373,873	24,709	559,227
Shares repurchased	(1,145,536)	(27,468,304)	(558,900)	(11,751,148)
Redemption fees received**	—	587	—	—

Net Increase (Decrease)	6,243,114	$151,333,466	4,562,306	$94,648,632

Certified Semi-Annual Report 17

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2006 (Unaudited)

	Period Ended March 31, 2006		Year Ended September 30, 2005
	Shares	Amount	Shares	Amount
Class R5 Shares*
Shares sold	690,175	$17,115,435	620,945	$13,726,467
Shares issued to shareholders in reinvestment of dividends	15,833	375,818	2,722	63,095
Shares repurchased	(62,689)	(1,549,802)	(10)	(224)
Redemption fees received**	—	61	—	—

Net Increase (Decrease)	643,319	$15,941,512	623,657	$13,789,338

*	Sale of Class R5 shares commenced February 1, 2005.

**	The Fund charges a redemption fee of 1% of the Class A & Class I shares exchanged within 30 days of purchase. Prior to February 1, 2006, the Fund charged a redemption fee of 1% of the Class A & Class I shares exchanged within 90 days of purchase. Redemption fees charged to any Class are allocated to all Classes upon receipt of payment based on relative net asset values of each Class or other appropriate allocation methods.

NOTE 5 – SECURITIES TRANSACTIONS

For the period ended March 31, 2006, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $2,449,117,033 and $966,913,752, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2006, information on the tax components of capital is as follows:

Cost of investments for tax purpose	$5,039,832,495

Gross unrealized appreciation on a tax basis	$1,286,859,387
Gross unrealized depreciation on a tax basis	(16,096,158)

Net unrealized appreciation (depreciation) on investments (tax basis)	$1,270,763,229

At March 31, 2006, the Fund had deferred tax basis currency losses occurring subsequent to October 31, 2004 of $1,612,785. For tax purposes, such losses will be reflected in the year ending September 30, 2006.

NOTE 7 – FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

During the period ended March 31, 2006, the Fund was a party to financial instruments with off-balance sheet risks, primarily currency forward exchange contracts. A forward exchange contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed upon future date. These contracts are purchased in order to minimize the risk to the Fund with respect to its foreign stock transactions from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign stock transactions. These instruments may involve market risks in excess of the amount recognized on the Statement of Assets and Liabilities. Such risks would arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency value and interest rates and contract positions that are not exact offsets. These contracts are reported in the financial statements at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the dates of entry into the contract. There are special risks associated with international investing, including currency fluctuations, government regulation, political developments, and differences in liquidity.

18 Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2006 (Unaudited)

CONTRACTS TO SELL:

Contracts		Contract Value Date	Unrealized Gain/(Loss)
85,000,000	Euro Dollar for 103,755,250 USD	July 10, 2006	$(47,413)
90,000,000	Euro Dollar for 108,234,000 USD	August 16, 2006	(1,904,703)
3,300,000,000	Indian Rupee for 74,024,226 USD	April 04, 2006	(112,530)
2,440,000,000	Indian Rupee for 53,803,749 USD	October 04, 2006	(459,983)
12,211,920,000	Japanese Yen for 104,555,005 USD	June 01, 2006	(263,131)
710,000,000	Mexican Peso for 64,247,579 USD	April 04, 2006	(876,254)

Unrealized loss from forward Sell contracts:			(3,664,014)

155,000,000	Euro Dollar for 190,051,700 USD	July 10, 2006	764,492
85,000,000	Greater British Pound for 150,324,200 USD	June 05, 2006	2,369,683
24,423,840,000	Japanese Yen for 211,995,938 USD	June 01, 2006	2,359,668
70,000,000	Mexican Peso for 6,547,563 USD	June 06, 2006	156,784
1,250,000,000	Mexican Peso for 115,569,527 USD	June 14, 2006	1,514,824
390,000,000	Mexican Peso for 36,605,970 USD	August 14, 2006	1,172,180
710,000,000	Mexican Peso for 64,324,412 USD	October 04, 2006	42,060

Unrealized gain from forward Sell contracts:			8,379,691

Net unrealized gain (loss) from forward Sell contracts:			$4,715,677

CONTRACTS TO BUY:
Contracts		Contract Value Date	Unrealized Gain/(Loss)
36,635,760,000	Japanese Yen for 319,787,017 USD	June 01, 2006	$(5,332,611)
860,000,000	Indian Rupee for 19,369,369 USD	April 04, 2006	(48,881)

Unrealized loss from forward Buy contracts:			(5,381,492)

Net unrealized gain (loss) from forward Buy contracts:			$(5,381,492)

Net unrealized gain (loss) from forward Exchange contracts:			$(665,815)

Certified Semi-Annual Report 19

FINANCIAL HIGHLIGHTS

Thornburg International Value Fund	(Unaudited)*

	*Six Months Ended March 31, 2006		Year Ended September 30,				Period Ended Sept. 30, 2001(c)
			2005	2004	2003	2002
Class I Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$23.19		$18.48	$15.13	$11.96	$12.40	$14.63

Income from investment operations:
Net investment income (loss)	0.10		0.28	0.24	0.14	0.10	0.11
Net realized and unrealized gain (loss) on investments	3.37		4.72	3.11	3.03	(0.54)	(2.21)

Total from investment operations	3.47		5.00	3.35	3.17	(0.44)	(2.10)

Less dividends from:
Net investment income	(0.09)		(0.29)	—	—	—	(0.08)
Net realized gains	(0.40)		—	—	—	—	—
Return of capital	—		—	—	—	—	(0.05)

Total dividends	(0.49)		(0.29)	—	—	—	(0.13)

Change in net asset value	2.98		4.71	3.35	3.17	(0.44)	(2.23)
NET ASSET VALUE, end of period	$26.17		$23.19	$18.48	$15.13	$11.96	$12.40

RATIOS/SUPPLEMENTAL DATA
Total return(a)	15.28%		27.15%	22.14%	26.51%	(3.55)%	(14.50)%
Ratios to average net assets:
Net investment income (loss)	0.85	%(b)	1.32%	1.35%	1.07%	0.71%	1.57	%(b)
Expenses, after expense reductions	0.94	%(b)	0.99%	0.99%	0.99%	0.99%	0.97	%(b)
Expenses, after expense reductions and net of custody credits	0.93	%(b)	0.99%	0.99%	0.99%	0.99%	—
Expenses, before expense reductions	0.94	%(b)	1.02%	1.11%	1.25%	1.28%	1.38	%(b)
Portfolio turnover rate	20.41%		34.17%	35.84%	58.35%	28.39%	61.05%
Net assets at end of period (000)	$1,442,810		$892,216	$293,583	$33,511	$19,187	$11,249

(a)	Not annualized for periods less than one year.

(b)	Annualized.

(c)	Effective date of Class I Shares was March 30, 2001.

+	Based on weighted average shares outstanding.

20 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS

Thornburg International Value Fund	March 31, 2006 (Unaudited)

CUSIPS: CLASS A - 885-215-657 , CLASS B - 885-215-616, CLASS C - 885-215-640, CLASS I - 885-215-566, CLASS R1 - 885-215-525, CLASS R5 - 885-215-368 NASDAQ SYMBOLS: CLASS A - TGVAX, CLASS B - THGBX, CLASS C - THGCX, CLASS I - TGVIX, CLASS R1 - TGVRX, CLASS R5 - TIVRX

SUMMARY OF INDUSTRY EXPOSURE

As of 3/31/06

Pharmaceuticals & Biotechnology	11.2%

Banks	10.6%

Energy	8.6%

Diversified Financials	8.2%

Telecommunication Services	7.3%

Automobiles & Components	6.5%

Media	5.6%

Materials	5.0%

Food & Staples Retailing	4.8%

Software & Services	4.3%

Consumer Durables & Apparel	4.2%

Transportation	3.2%

Insurance	2.6%

Retailing	2.2%

Utilities	2.0%

Consumer Services	2.0%

Food Beverage & Tobacco	1.9%

Household & Personal Products	1.9%

Commercial Services & Supplies	1.6%

Capital Goods	1.6%

Semiconductors & Semiconductor Equipment	1.1%

Other Assets & Cash Equivalents	3.6%

SUMMARY OF COUNTRY EXPOSURE

As of 3/31/06

UK	18.9%

Japan	16.5%

France	9.5%

Switzerland	7.3%

Germany	7.2%

South Korea	5.3%

Netherlands	5.0%

Israel	4.6%

Mexico	4.5%

Canada	3.8%

China	3.5%

Hong Kong	2.0%

Greece	2.0%

Brazil	1.6%

Denmark	1.5%

Spain	1.4%

Russia	1.0%

India	0.8%

Other Assets & Cash Equivalents	3.6%

	Shares/ Principal Amount	Value
COMMON STOCK — 96.34%
AUTOMOBILES & COMPONENTS — 6.45%
AUTOMOBILES — 6.45%
Hero Honda Motors Ltd.	2,553,327	$51,123,918
Hyundai Motor Co.	1,430,300	120,265,023
PSA Peugeot Citroen	1,525,900	96,311,141
Toyota Motor Corp.	2,534,400	138,696,898

		406,396,980

Certified Semi-Annual Report 21

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2006 (Unaudited)

	Shares/ Principal Amount	Value
BANKS— 10.57%
COMMERCIAL BANKS — 10.57%
Bank of Fukuoka Ltd.	8,584,300	$72,549,554
Bank of Yokohama	15,214,310	124,827,396
Barclays plc	7,884,400	92,356,745
Kookmin Bank	740,700	63,957,938
Lloyds TSB Group plc	12,690,300	121,504,281
Royal Bank of Scotland Group plc	3,493,800	113,814,655
Shinhan Financial Group Co.	1,721,200	77,056,759

		666,067,328

CAPITAL GOODS — 1.55%
AEROSPACE & DEFENSE — 1.55%
Embraer Brasileira de Aeronaut ADR	2,647,228	97,550,352

		97,550,352

COMMERCIAL SERVICES & SUPPLIES — 1.64%
COMMERCIAL SERVICES & SUPPLIES — 1.64%
Secom Co.	2,020,900	103,543,283

		103,543,283

CONSUMER DURABLES & APPAREL — 4.24%
HOUSEHOLD DURABLES — 1.96%
Sharp Corp.	6,968,311	123,655,717
TEXTILES, APPAREL & LUXURY GOODS — 2.28%
Adidas-Salomon AG	498,821	98,806,469
LVMH Moet Hennessy Louis Vuitton SA	452,589	44,442,617

		266,904,803

CONSUMER SERVICES — 1.96%
HOTELS RESTAURANTS & LEISURE — 1.96%
OPAP SA	3,223,285	123,397,825

		123,397,825

DIVERSIFIED FINANCIALS — 8.21%
CAPITAL MARKETS — 1.83%
UBSAG	1,049,380	115,358,090
DIVERSIFIED FINANCIAL SERVICES — 6.38%
Deutsche BörseAG	858,109	123,947,145
Euronext NV	1,820,073	150,336,365
Hong Kong Exchanges & Clearing Ltd.	21,141,500	127,367,461

		517,009,061

22 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2006 (Unaudited)

	Shares/ Principal Amount	Value
ENERGY — 8.55%
ENERGY EQUIPMENT & SERVICES — 2.57%
Schlumberger Ltd.	1,280,400	$162,060,228
OIL, GAS & CONSUMABLE FUELS — 5.98%
BP Amoco ADR	1,876,700	129,379,698
Canadian Natural Resources Ltd.	1,005,000	55,909,909
China Petroleum & Chemical Corp.	100,071,331	58,031,429
China Shenhua Energy +	40,000,000	70,103,545
Lukoil Oil Co. Sponsored ADR	758,600	63,267,240

		538,752,049

FOOD & STAPLES RETAILING — 4.78%
FOOD & STAPLES RETAILING — 4.78%
Carrefour SA	2,309,500	123,063,595
Tesco plc	14,018,053	80,457,032
Wal-Mart de México	36,979,000	97,714,946

		301,235,573

FOOD BEVERAGE & TOBACCO — 1.94%
FOOD PRODUCTS — 1.94%
Cadbury Schweppes plc	12,290,541	122,272,670

		122,272,670

HOUSEHOLD & PERSONAL PRODUCTS — 1.85%
PERSONAL PRODUCTS — 1.85%
Shiseido Co., Ltd.	6,266,300	116,798,136

		116,798,136

INSURANCE — 2.66%
INSURANCE — 2.66%
Millea Holdings, Inc.	8,451	167,588,663

		167,588,663

MATERIALS — 4.97%
CHEMICALS — 1.78%
Air Liquide SA	70,100	14,618,011
Givaudan AG	126,329	97,172,424
METALS & MINING — 3.19%
Rio Tinto plc	2,613,900	132,840,820
Tokyo Steel Mfg.	3,349,900	68,141,291

		312,772,546

Certified Semi-Annual Report 23

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2006 (Unaudited)

	Shares/ Principal Amount	Value
MEDIA — 5.62%
MEDIA — 5.62%
JC Decaux SA+	2,793,645	$75,719,380
Rogers Communications, Inc.	2,964,900	113,223,294
Shaw Communications	3,017,900	72,045,701
Sogecable SA+	2,318,000	92,820,277

		353,808,652

PHARMACEUTICALS & BIOTECHNOLOGY — 11.16%
PHARMACEUTICALS — 11.16%
GlaxoSmithKline plc	3,889,835	101,819,286
Novartis AG ADR	2,388,700	132,429,528
Novo Nordisk A/S	1,499,600	93,424,663
Roche Holdings AG	767,800	114,405,235
Sanofi-Aventis	1,342,600	127,927,352
Teva Pharmaceutical Industries Ltd. ADR	3,234,000	133,176,120

		703,182,184

RETAILING — 2.26%
MULTILINE RETAIL — 2.26%
Next Group plc	4,949,800	142,047,621

		142,047,621

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.11%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.11%
Samsung Electronics Co. Ltd.	107,500	69,701,024

		69,701,024

SOFTWARE & SERVICES — 4.33%
SOFTWARE — 4.33%
Amdocs Ltd.+	4,294,300	154,852,458
Sap AG	541,900	117,745,293

		272,597,751

TELECOMMUNICATION SERVICES — 7.31%
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.87%
France Telecom SA	5,232,800	117,885,182
WIRELESS TELECOMMUNICATION SERVICES — 5.44%
America Movil S.A. de C.V.	5,464,544	187,215,277
Vodafone Group plc ADR	7,445,800	155,617,220

		460,717,679

24 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2006 (Unaudited)

	Shares/ Principal Amount	Value
TRANSPORTATION — 3.20%
TRANSPORTATION INFRASTRUCTURE — 3.20%
China Merchants Hldgs International Co. Ltd.	31,765,900	$91,695,972
Fraport AG	1,443,731	110,050,757

		201,746,729

UTILITIES — 1.98%
GAS UTILITIES — 1.98%
Tokyo Gas Co., Ltd.	28,455,300	124,724,282

		124,724,282

TOTAL COMMON STOCK (Cost $4,785,532,489)		6,068,815,191

SHORT TERM INVESTMENTS — 3.84%
American General Finance Corp.- ECN, 4.75%, 4/5/2006	$40,000,000	39,978,889
American General Finance Corp.- ECN, 4.81%, 4/13/2006	17,000,000	16,972,743
Lasalle Bank Corp., 4.69%, 4/12/2006	40,000,000	39,942,678
Merrill Lynch, 4.72%, 4/13/2006	19,000,000	18,970,107
Toyota Motor Credit Corp., 4.65%, 4/3/2006	70,000,000	69,981,917
Toyota Motor Credit Corp.- Puerto Rico, 4.70%, 4/10/2006	56,000,000	55,934,200

TOTAL SHORT TERM INVESTMENTS (Cost $241,780,534)		241,780,534

TOTAL INVESTMENTS — 100.18% (COST $5,027,313,023)		$6,310,595,724
LIABILITIES NET OF OTHER ASSETS — (0.18)%		(11,253,338)

NET ASSETS — 100.00%		$6,299,342,386

Footnote Legend

+	Non-income producing

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depository Receipt

See notes to financial statements.

Certified Semi-Annual Report 25

EXPENSE EXAMPLE

Thornburg International Value Fund	March 31, 2006 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including a 30-day redemption fee on Class I shares;

(2) ongoing costs, including management and administrative fees and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 30, 2005 and held until March 31, 2006.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 9/30/05	Ending Account Value 3/31/06	Expenses Paid During Period† 9/30/05-3/31/06
Class I Shares
Actual	$1,000.00	$1,152.80	$5.01
Hypothetical*	$1,000.00	$1,020.27	$4.71

†	Expenses are equal to the annualized expense ratio for Class I shares (0.93%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

26 Certified Semi-Annual Report

INDEX COMPARISON

Thornburg International Value Fund	March 31, 2006 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg International Value Fund versus MSCI EAFE Index (March 30, 2001 to March 31, 2006)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended March 31, 2006

	1 Yr	5Yrs	Since Inception
1 Shares (Incep: 3/30/01)	29.90%	13.31%	13.29%

MSCI EAFE Index (Since: 3/30/01)	24.41%	9.63%	9.62%

Performance data reflects past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains. There is no up-front sales charge for Class I shares. Class I shares are subject to a 1% 30-day redemption fee.

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East Index (EAFE) is an unmanaged index. It is a generally accepted benchmark for major overseas markets. Index weightings represent the relative capitalizations of the major overseas markets included in the index on a U.S. dollar adjusted basis. The index is calculated with gross dividends reinvested in U.S. dollars. Unless otherwise noted, index returns do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Certified Semi-Annual Report 27

OTHER INFORMATION

Thornburg International Value Fund	March 31, 2006 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Commencing August 31, 2004, information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

28 Certified Semi-Annual Report

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

February 8, 2005

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task - our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

This statement is submitted for the general information of the shareholders of Thornburg Investment Trust. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund’s investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money.

This page is not part of the Semi-Annual Report. 29

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

403(b)

A special, tax-advantaged savings vehicle available only to employees of 501 (c)(3) organizations, such as charitable, educational, scientific and religious organizations. 403(b) plans are also available to employees of public schools and universities.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	ThornburgValue Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

30 This page is not part of the Semi-Annual Report.

This page intentionally left blank.

This page is not part of the Semi-Annual Report. 31

The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $22 billion. Founded in 1982, the firm manages four equity funds, eight bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and controlling risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $126 million in Thornburg Funds.

Core Strategies for Building Wealth

We deliver core strategies to help investors meet long-term goals. A core strategy is a consistent, disciplined and proven investment process that represents the foundation of a diversified portfolio.

Investment Manager:	Distributor:

119 East Marcy Street	119 East Marcy Street
Santa Fe, New Mexico 87501	Santa Fe, New Mexico 87501
800.847.0200	800.847.0200

Thornburg Core Growth Fund

The Fund seeks long-term growth of capital by investing in a selection of quality growth stocks that management believes will have growing revenues and earnings.

The Fund can invest in companies of any size, from large, well-established firms to small, emerging growth franchises. Management uses traditional fundamental research to evaluate securities and make buy/sell decisions.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg Florida Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

Thornburg’s equity research uses a fundamental, yet comprehensive, analytical approach. We invest when and where we perceive compelling value. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

Reduce paper clutter.
Receive your shareholder reports and prospectus online instead of through traditional mail.
Sign up at www.thornburg.com/edelivery

2 This page is not part of the Semi-Annual Report.

Important Information

The information presented on the following pages was current as of March 31, 2006. The manager’s views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Shares in the Fund carry risks including possible loss of principal. There are special risks associated with international investing, including currency fluctuations, government regulation, political developments, and differences in liquidity. Additionally, the Fund invests a portion of the assets in small capitalization companies which may increase the risk of greater price fluctuations. Funds invested in a limited number of holdings may expose an investor to greater volatility. Shares in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

From time to time the Fund may invest in shares of companies through initial public offerings (IPOs). IPOs have the potential to produce substantial gains. There is no assurance that the Fund will have continued access to profitable IPOs and as the Fund’s assets grow, the impact of an IPO investment may decline. Therefore investors should not rely on these past gains as an indication of future performance.

Thornburg Core Growth Fund was awarded the 2006 Lipper Fund Award in the Multi-cap Growth Category for the three-year period ended 12/31/05, among 340 funds. Lipper Fund Awards are granted annually to the fund in each Lipper classification that consistently delivered the strongest risk-adjusted performance (calculated with dividends reinvested and without sales charges). Results are historical and do not guarantee future results.

Glossary

NASDAQ Composite Index – The NASDAQ Composite Index is a market-value weighted, technology-oriented index comprised of approximately 5,000 domestic and non-U.S.-based securities.

Russell 1000 Growth Index – Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Standard & Poor’s 500 Stock Index (S&P 500) – An unmanaged index generally representative of the U.S. stock market, without regard to company size. Unless otherwise noted, index returns do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Beta – Beta is a measure of market-related risk. Less than one means the portfolio is less volatile than the index, while greater than one indicates more volatility than the index.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value (book value is simply assets minus liabilities).

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio of a company’s current share price compared to its per-share earnings. P/E equals a company’s market value per share divided by earnings per share.

This page is not part of the Semi-Annual Report. 3

Portfolio Overview

Thornburg Core Growth Fund

IMPORTANT PERFORMANCE

INFORMATION

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

The maximum sales charge for Class A shares is 4.50%. A shares are subject to a 1% 30-day redemption fee.

MANAGEMENT TEAM

Left to Right: Alex Motola, Brian Summers, and Greg Dunn

KEY PORTFOLIO ATTRIBUTES

Portfolio P/E Trailing 12-months*	33.38	x
Portfolio Price to Cash Flow*	27.73
Portfolio Price to Book Value*	4.7
Median Market Cap*	$5.14	B
3-Year Beta (Thornburg vs. NASDAQ)	0.84
Holdings	34

*	Source:Thomson Portfolio Analytics

For the six-month period ended March 31, 2006, the Thornburg Core Growth Fund (A shares at NAV) returned 17.92% vs. returns of 9.27% for the NASDAQ Composite and 6.68% for the Russell 1000 Growth Index. As has been the case in previous periods, bottom-up research drove results, as individual stocks from a variety of sectors and industry groups displayed strong performance.

Individual information technology stocks provided the largest source of outperformance for the Fund. Among the strong performers were Saytam Computers, an Indian-based consulting and IT services company; Amdocs Limited, known for providing customer care and billing software to major telecommunications companies around the world; and Google Inc., the leading search engine on the internet.

Following IT closely, in terms of sources of outperformance, were a number of specific consumer discretionary stocks. Focus Media, operator of an advertising network in China, provided the strongest contribution of the group. Other names providing strong performance for the period included CJ Home Shopping, a South Korean home shopping company, and Las Vegas Sands. The company operates hotels and casinos in Las Vegas, Nevada and has recently been developing properties on the Cotai Strip in Macau, China to take advantage of the low penetration of mass market gaming and the compelling demographics associated with the Chinese economy. Finally, FuJi Food and Catering, a provider of food services to corporations within China generated strong returns.

For the six months ending March 31, 2006, the Fund held just one stock in the utilities sector – Ormat Technologies – however that

AVERAGE ANNUAL TOTAL RETURNS*

FOR PERIODS ENDED MARCH 31, 2006

	1Q ‘06	1Yr	3Yrs	5Yrs	Since Inception
A Shares (Incep: 12/27/00)
Without Sales Charge	8.92%	37.23%	32.15%	12.71%	6.65%
With Sales Charge	4.04%	31.01%	30.15%	11.69%	5.73%
NASDAQ Composite	6.38%	18.03%	21.11%	5.48%	(1.03)%
Russell 1000 Growth	3.09%	13.14%	14.80%	1.66%	(2.94)%

*	Periods under one year are not annualized.

4 This page is not part of the Semi-Annual Report.

stock provided exceptional performance and contributed strongly to the Fund’s success during the period.

As is reflective of a bottom-up approach to investing, the Fund had names in a number of other industries which posted strong performance. Within financials, Affiliated Managers Group (AMG) was held. AMG provides liquidity to the owners of previously privately-held investment management firms by taking a majority stake in these companies. Gilead Sciences, in the pharmaceutical and biotechnology group, provides treatments in the form of anti-infectives and was the strongest contributor in the health care sector. Within energy, ATP Oil & Gas capitalized on its record of uncovering and developing reserves and was a major source of excess performance.

Not all of the stocks within the portfolio performed as hoped. Check Point Software Technologies Ltd. was the largest detractor from performance. Questions arose about the company’s ability to expand its market share and it was sold from the portfolio. IMAX Corporation, known for its large format theaters and 70mm film technologies dropped on weaker than expected order volume and was also sold from the Fund. Within IT, Microtune lost ground after guiding analysts lower on higher than expected inventory levels.

Overall, the Fund enjoyed strong performance for the period. The team takes a comprehensive approach to growth, seeking to build a portfolio of stocks that is focused in number, yet diversified by sector, market capitalization, and style. This approach to portfolio construction is then matched with rigorous, bottom-up research to identify what the team feels are the best individual stocks available for investment.

CONTRIBUTORS AND DETRACTORS RELATIVE TO

NASDAQ COMPOSITE FOR SIX MONTHS ENDED 3/31/06

Top Contributors	Top Detractors

Ormat Technologies, Inc.	Check Point Software Technologies Ltd.
Focus Media Holdings Ltd.	Imax Corp.
CJ Home Shopping Co. Ltd.	Microtune, Inc.
Satyam Computer	Patterson-Uti Energy, Inc.
Las Vegas Sands Corp.	Getty Images, Inc.

Source:Thomson Portfolio Analytics

MARKET CAPITALIZATION EXPOSURE

As of 3/31/06

TOP TEN EQUITY HOLDINGS

As of 3/31/06

Las Vegas Sands Corp.	4.7%
Microsoft Corp.	4.4%
Amdocs Ltd.	4.2%
Google, Inc.	4.1%
DIRECTV Group, Inc.	3.9%
Gilead Sciences, Inc.	3.6%
Cytyc Corp.	3.5%
NII Holdings, Inc.	3.4%
Apple Computer, Inc.	3.3%
ATP Oil & Gas Corp.	3.2%

TOP TEN INDUSTRIES

As of 3/31/06

Software & Services	17.9%
Health Care Equip & Services	10.8%
Pharmaceuticals & Biotech	9.2%
Consumer Services	6.6%
Energy	6.6%
Tech Hardware & Equipment	6.5%
Media	6.4%
Telecommunication Services	6.4%
Semiconductors & Equipment	4.9%
Retailing	4.6%

This page is not part of the Semi-Annual Report. 5

Thornburg Core Growth Fund

Continually Evaluating the Risk Equation

Growth stocks are often referred to as “glamour” stocks . . . and it is easy to understand why. Growth stocks generate excitement. These are stocks where rapid earnings growth is expected to be followed by rapid price appreciation. Growth stocks capture the imagination, and investing in them can offer considerable opportunities for reward.

But growth stocks can also be volatile. Identifying which companies will succeed takes work. It takes digging down to the nuts and bolts of companies. The management team of Thornburg Core Growth Fund understands this. They know that it is grit, not glamour, that creates a successful growth fund.

Portfolio Manager Alex Motola and his team apply a rigorous stock selection process to investments for Thornburg Core Growth Fund. This is a portfolio run on common sense, not on abstract theory. Motola’s overarching philosophy is to create a fund that generates good performance over the long term, while reducing volatility in the interim. Intensive, hands-on, independent research is the central theme. While other growth funds rely on broad portfolio diversification to temper volatility, Thornburg Core Growth Fund concentrates on a limited number of stocks and diversifies those investments among three segments of the growth fund universe: consistent growth companies, growth industry leaders, and emerging growth companies. By limiting the number of securities, Thornburg’s managers can cover each stock in greater depth. Diversifying among three growth baskets further mitigates risk because each of these segments reacts differently than the equity markets as a whole.

How does the stock selection process work? Before adding a stock to the Fund’s portfolio, Motola and his team drill down into the company and its business. Their research goes well beyond the standard Wall Street analysis, and eschews today’s common growth investing mantra of buy growth at any price. Instead, the Thornburg team zeros in on the risk equation.

Companies are initially screened using a variety of quantitative measures and parameters. Most are rejected and logged onto a screening rejection spreadsheet. Only those with the most appealing opportunities to expand margins and grow earnings move on to the next step – the construction of a company-specific model. The goal is to cut to the quick and get at the underlying business. The team uses SEC filings to construct proprietary income statement, balance sheet and cash flow statement models for each remaining company. From these they analyze historical data, monitor current conditions, identify red-flags and estimate future growth potential.

Motola, a former historian who has been at the Fund’s helm since its inception, is not one to go along with the crowd. He and his team are not tied to “mainstream thinking.” While they have access to the best of Wall Street’s analysis, they are not ruled by it.

They test the strength of a company’s underlying business model against a variety of what-if screens. They conduct site visits and interview company management. And they complete the picture by checking in with a company’s major customers, suppliers, and distributors. Revenue and cost of goods sold are given particular attention, with each broken down in as many ways as the data will allow.

With growth stocks beginning to return to favor, this team is positioned to demonstrate the strength of its grit over glamour strategy… and eager to continue providing its shareholders with steady, consistent performance through a variety of market cycles.

6 This page is not part of the Semi-Annual Report.

2006

Certified Semi-Annual Report

Thornburg Core Growth Fund

March 31, 2006

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Certified Semi-Annual Report 7

Letter to Shareholders

Alexander M.V.

Motola, CFA

Portfolio Manager

April 28, 2006

Dear Fellow Shareholder:

The first six months of your Fund’s fiscal year have proved prosperous. On September 30, 2005, the net asset value (NAV) for the Class A shares was $14.21. Six months later, the Fund’s NAV was $16.48. The Fund’s Class A shares outperformed its benchmarks with a total return of 17.92% during the six-month period. The NASDAQ Composite Index returned 9.27% and the Russell 1000 Growth returned 6.18% over the six-month period.

Our exposure to health care & pharmaceuticals has declined over the past six months, from 27% of the portfolio to 20%. Our technology exposure remains between 25–30% of the portfolio. Consumer discretionary exposure has increased. Other than health care, our largest change has been our cash exposure increasing from 3% of the portfolio six months ago to the current weighting of 8%. It remains our intention to be fully invested, assuming we can find high quality investment ideas.

With regards to our baskets and capitalization ranges, the most material change has been a reduction of Consistent Growth Companies from 28% to 24%. This was not done intentionally, and has been driven solely by a challenging opportunity set for this type of company. We continue to target approximately 33% of the portfolio exposure to Consistent Growth Companies. Our midcap company exposure has declined from 36% to 29% of the portfolio, and our 37% exposure to large cap growth equities six months ago has increased to 46% – well above our target. The outlook for our larger cap holdings is very robust, and I think our exposure to them will remain at higher than average levels for the foreseeable future.

As has often been the case with the Fund’s investments, some of our best performing stocks over the past six months represent a diverse collection of companies: Las Vegas Sands Corp., Ormat Technologies Inc., Focus Media Holdings Ltd., Amdocs Ltd., and NII Holdings Inc. The success of Las Vegas Sands as an investment involves a belief that they will build a robust franchise in the former Portuguese colony of Macau. So far, things have been developing according to plan. Ormat is in the enviable position of selling electric power produced from geothermal sources – the company has no exposure to input costs (natural gas or coal), produces energy in an environmentally friendly manner, and signs long term supply contracts with its customers. Amdocs is a long time holding that has continued to prosper. During our ownership, the company has furthered its market leading position in billing and directory systems for wireline and wireless phone service providers and has expanded its products vertically and geographically, while maintaining a highly robust and modular product offering.

In terms of our worst performing stocks, it’s encouraging that our worst performing stocks generated relatively small declines for the Fund in aggregate over the past six months. Successful investing is as much about avoiding catastrophic failure as it is finding “homeruns,” and we believe strongly in controlling stock specific risk within the portfolio. Some stocks that did detract from performance included Getty Images, Microtune, Patterson-Uti Energy Inc., Check Point Software and Imax Corp.

It is important to understand our focus on risk control. Although we hope our statistical risk is low (standard deviation of returns), our focus is on appropriate diversification and stock specific risk control. “Knowing what you own” is our mantra. Our approach is a balance between diversifying our portfolio and maximizing the impact of individual stock selection.

We seek to control risk by consciously diversifying our portfolio by capitalization range, by sector and within sectors, and by basket (Growth Industry Leaders, Consistent Growth Companies, and Emerging Growth Companies). Moreover, since we focus our research efforts on identifying stock

8 Certified Semi-Annual Report

specific risks – knowing the business model; the accounting issues; the competitive, regulatory, and legal risks; and the quality of earnings being generated – we feel we are controlling our risks at the most basic and important level, the individual security level. It is my belief that adhering to an investment strategy that focuses on valuation, growth, and rigorous analysis will reward our shareholders.

Earnings growth for U.S. growth stocks has been stronger than market appreciation for the past several years, resulting in a cheaper broad market. Over the past five years, value (as measured by the S&P 500 Index/Citigroup style indices) has outperformed growth by a wide margin: Value returned 5.01%, annualized, versus just 2.82% for Growth. Over the same five-year period, the Fund (A shares at NAV) has generated an annualized return in excess of 12%. At some point in the future, growth investors will accord higher multiples to growth businesses.

Initial public offerings contributed 0.34% of total return to the Fund during the first six months of the Fund’s fiscal year. The effects of offerings in prior periods are disclosed in prior reports.

Our motto is “Core strategies for building wealth.” We believe the Thornburg Core Growth Fund continues to fulfill its mandate as a growth oriented investment vehicle that can form part of the nucleus of an asset allocation strategy. Our focus is on maximizing long-term after-tax returns while controlling risk. We encourage you to learn more about your portfolio. Descriptions of each holding and links to company websites can be found by pointing your Internet browser to www.thornburg.com/funds. Thank you for investing in the Thornburg Core Growth Fund.

Regards,

Alexander M.V. Motola, CFA Portfolio Manager Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Semi-Annual Report 9

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Core Growth Fund	March 31, 2006 (Unaudited)

ASSETS
Investments at value (cost $666,065,109)	$747,286,900
Cash	3,903,784
Receivable for fund shares sold	15,329,384
Dividends receivable	23,927
Prepaid expenses and other assets	288,304

Total Assets	766,832,299

LIABILITIES
Payable for securities purchased	4,994,113
Payable for fund shares redeemed	669,687
Unrealized loss on forward exchange contracts (Note 7)	489,944
Payable to investment advisor and other affiliates (Note 3)	749,735
Deferred tax payable	549,974
Accounts payable and accrued expenses	67,688

Total Liabilities	7,521,141

NET ASSETS	$759,311,158

NET ASSETS CONSIST OF:
Undistributed net investment income (loss)	$(2,415,713)
Net unrealized appreciation on investments	80,181,879
Accumulated net realized gain (loss)	20,224,413
Net capital paid in on shares of beneficial interest	661,320,579

$759,311,158

10 Certified Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Core Growth Fund	March 31, 2006 (Unaudited)

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($418,922,197 applicable to 25,423,258 shares of beneficial interest outstanding - Note 4)	$16.48
Maximum sales charge, 4.50% of offering price	0.78

Maximum offering price per share	$17.26

Class C Shares:
Net asset value and offering price per share * ($129,436,905 applicable to 8,224,208 shares of beneficial interest outstanding - Note 4)	$15.74

Class I Shares:
Net asset value, offering and redemption price per share ($166,981,046 applicable to 9,986,887 shares of beneficial interest outstanding - Note 4)	$16.72

Class R1 Shares:
Net asset value, offering and redemption price per share ($43,948,876 applicable to 2,659,388 shares of beneficial interest outstanding - Note 4)	$16.53

Class R5 Shares:
Net asset value, offering and redemption price per share ($22,134 applicable to 1,324 shares of beneficial interest outstanding - Note 4)	$16.71

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Semi-Annual Report 11

STATEMENT OF OPERATIONS

Thornburg Core Growth Fund	Six Months Ended March 31, 2006 (Unaudited)

INVESTMENT INCOME:
Dividend income	$461,344
Interest income	565,578

Total Income	1,026,922

EXPENSES:
Investment advisory fees (Note 3)	1,909,353
Administration fees (Note 3)
Class A Shares	146,812
Class C Shares	47,641
Class I Shares	26,392
Class R1 Shares	14,471
Class R5 Shares	3
Distribution and service fees (Note 3)
Class A Shares	295,650
Class C Shares	383,771
Class R1 Shares	58,454
Transfer agent fees
Class A Shares	114,367
Class C Shares	42,564
Class I Shares	17,517
Class R1 Shares	4,869
Class R5 Shares	1,655
Registration and filing fees
Class A Shares	20,386
Class C Shares	10,164
Class I Shares	26,097
Class R1 Shares	7,200
Class R5 Shares	9,460
Custodian fees (Note 3)	78,453
Professional fees	14,162
Accounting fees	9,789
Trustee fees	4,474
Other expenses	95,650

Total Expenses	3,339,354
Less:
Expenses reimbursed by investment advisor (Note 3)	(76,724)
Fees paid indirectly (Note 3)	(38,375)

Net Expenses	3,224,255

Net Investment Loss	$(2,197,333)

12 Certified Semi-Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Core Growth Fund	Six Months Ended March 31, 2006 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments sold	$20,399,388
Foreign currency transactions	(335,812)

20,063,576

Net change in unrealized appreciation (depreciation) on:
Investments (Net of change in deferred taxes payable of $534,710)	48,341,651
Foreign currency translations	(513,471)

47,828,180

Net Realized and Unrealized Gain	67,891,756

Net Increase in Net Assets Resulting From Operations	$65,694,423

See notes to financial statements.

Certified Semi-Annual Report 13

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Core Growth Fund	(Unaudited)*

	*Six Months Ended March 31, 2006	Year Ended September 30, 2005
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income (loss)	$(2,197,333)	$(1,279,056)
Net realized gain on investments and foreign currency transactions	20,063,576	6,645,681
Increase (Decrease) in unrealized appreciation (depreciation) on investments, foreign currency translation, and deferred taxes	47,828,180	25,147,705

Net Increase (Decrease) in Net Assets Resulting from Operations	65,694,423	30,514,330
DIVIDENDS TO SHAREHOLDERS:
From realized gains
Class A Shares	(2,295,746)	—
Class C Shares	(899,989)	—
Class I Shares	(998,879)	—
Class R1 Shares	(228,837)	—
Class R5 Shares	(1)	—
FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	275,046,177	53,496,950
Class C Shares	76,705,436	21,351,328
Class I Shares	103,147,867	20,375,442
Class R1 Shares	34,226,794	5,969,887
Class R5 Shares	20,058	—

Net Increase in Net Assets	550,417,303	131,707,937
NET ASSETS:
Beginning of period	208,893,855	77,185,918

End of period	$759,311,158	$208,893,855

See notes to financial statements.

14 Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Core Growth Fund	March 31, 2006 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Core Growth Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on December 27, 2000. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing eleven series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Florida Intermediate Municipal Fund, Thornburg New York Intermediate Municipal Fund, and Thornburg Investment Income Builder Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing primarily in domestic equity securities selected for their growth potential.

The Fund currently offers five classes of shares of beneficial interest: Class A, Class C, Institutional Class (Class I), and Retirement Classes (Class R1 and Class R5). Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, (iv) Class R1 shares are sold at net asset value without a sales charge at the time of purchase but bear both a service fee and a distribution fee, (v) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and (vi) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable, to specific classes including transfer agent fees, government registration fees, certain printing and postage costs, and administration and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Securities: Investments are stated at value based on latest sales prices, normally at 4:00 pm EST reported on national securities exchanges on the last business day of the period. Investments for which no sale is reported are valued at the mean between bid and asked prices or in accordance with such other method as the Trustees may authorize. In any case where a market quotation is not readily available, the Trust’s valuation and pricing committee determines a fair value for the investment using factors approved by the Trustees. Short term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Options Transactions: The Fund may buy or write put and call options through listed exchanges and the over-the-counter market. The buyer has the right to purchase (in the case of a call option) or sell (in the case of a put option) a specified quantity of a specific security or other underlying asset at a specified price prior to or on a specified expiration date. The writer of an option is exposed to the risk of loss if the market price of the underlying asset declines (in the case of a put option) or increases (in the case of a call option). The writer of an option can never profit by more than the premium paid by the buyer but can lose an unlimited amount. The writer also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Premiums received/paid from writing/purchasing options are recorded as liabilities/assets on the Statement of Assets and Liabilities, and are subsequently adjusted to current values. The difference between the current value of an option and the premium received/paid is treated as an unrealized gain or loss.

When a purchased option expires on its stipulated expiration date or when a closing transaction is entered into, the premium paid on the purchase of the option is treated by the Fund as a realized loss. When a written option expires on its stipulated expiration date or when a closing transaction is entered into, the related liability is extinguished and the Fund realizes a gain (loss if the cost of the closing transaction exceeds the premium received when the option was written).

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amount of interest

Certified Semi-Annual Report 15

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	March 31, 2006 (Unaudited)

recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable income, including any net realized gain on investments of the Funds to the shareholders. Therefore, no provision for Federal income taxes is required.

Dividends: Dividends to shareholders are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the period ended March 31, 2006, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Fund also has an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the period ended March 31, 2006, the Advisor voluntarily reimbursed certain class specific expenses, administrative fees, and distribution fees of $45,119 for Class I shares, $20,490 for Class R1 shares and $11,115 for Class R5 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the Distributor of the Fund’s shares. For the period ended March 31, 2006, the Distributor has advised the Fund that it earned commissions aggregating $192,998 from the sale of Class A shares of the Fund and collected contingent deferred sales charges aggregating $9,608 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of its average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R1 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R1 shares of the Fund at an annual rate of up to .75 of 1% of the average daily net assets attributable to Class C and Class R1 shares. Total fees incurred by each class of shares of the Fund under its respective service and distribution plans are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the period ended March 31, 2006, fees paid indirectly were $38,375. This figure may include additional fees waived by the Custodian.

Certain officers and Trustees of the Trust are also officers and/or Directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

16 Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	March 31, 2006 (Unaudited)

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2006, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Period Ended March 31, 2006		Year Ended September 30, 2005
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	18,697,213	$291,526,798	4,753,098	$62,419,689
Shares issued to shareholders in reinvestment of dividends	145,954	2,090,059	—	—
Shares repurchased	(1,220,227)	(18,750,300)	(714,886)	(8,926,162)
Redemption fees received**	—	179,620	—	3,423

Net Increase (Decrease)	17,622,940	$275,046,177	4,038,212	$53,496,950

Class C Shares
Shares sold	5,353,907	$79,551,470	1,892,754	$24,074,650
Shares issued to shareholders in reinvestment of dividends	54,556	748,509	—	—
Shares repurchased	(245,878)	(3,633,353)	(228,812)	(2,723,322)
Redemption fees received**	—	38,810	—	—

Net Increase (Decrease)	5,162,585	$76,705,436	1,663,942	$21,351,328

Class I Shares
Shares sold	8,078,316	$128,475,675	1,588,545	$21,467,761
Shares issued to shareholders in reinvestment of dividends	63,694	923,571	—	—
Shares repurchased	(1,632,068)	(26,310,638)	(85,287)	(1,092,663)
Redemption fees received**	—	59,259	—	344

Net Increase (Decrease)	6,509,942	$103,147,867	1,503,258	$20,375,442

Class R1 Shares
Shares sold	2,365,972	$36,611,200	490,525	$6,601,537
Shares issued to shareholders in reinvestment of dividends	15,760	226,474	—	—
Shares repurchased	(167,384)	(2,624,340)	(46,935)	(631,650)
Redemption fees received**	—	13,460	—	—

Net Increase (Decrease)	2,214,348	$34,226,794	443,590	$5,969,887

Class R5 Shares*
Shares sold	1,324	$20,050	—	$—
Shares issued to shareholders in reinvestment of dividends	0	1	—	—
Shares repurchased	(0)	(0)	—	—
Redemption fees received**	—	7	—	—

Net Increase (Decrease)	1,324	$20,058	—	$—

*	Effective date of Class R5 shares was October 3, 2005.

**	The Fund charges a redemption fee of 1% of the Class A & Class I shares exchanged within 30 days of purchase. Prior to February 1, 2006, the Fund charged a redemption fee of 1% of the Class A & Class I shares exchanged within 90 days of purchase. Redemption fees charged to any Class are allocated to all Classes upon receipt of payment based on relative net asset values of each Class or other appropriate allocation methods.

Certified Semi-Annual Report 17

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	March 31, 2006 (Unaudited)

NOTE 5 – SECURITIES TRANSACTIONS

For the period ended March 31, 2006, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $629,134,199 and $205,749,360, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2006, information on the tax components of capital is as follows:

Cost of investments for tax purpose	$666,090,469

Gross unrealized appreciation on a tax basis	$88,948,571
Gross unrealized depreciation on a tax basis	(7,752,140)

Net unrealized appreciation (depreciation) on investments (tax basis)	$81,196,431

At March 31, 2006, the Fund has deferred tax basis currency losses occurring subsequent to October 31, 2004 of $58,129. For tax purposes, such losses will be reflected in the year ending September 30, 2006.

NOTE 7 – FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

During the period ended March 31, 2006, the Fund was a party to financial instruments with off-balance sheet risks, primarily currency forward exchange contracts. A forward exchange contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed upon future date. These contracts are purchased in order to minimize the risk to the Fund with respect to its foreign stock transactions from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign stock transactions. These instruments may involve market risks in excess of the amount recognized on the Statement of Assets and Liabilities. Such risks would arise from the possible inability of counter-parties to meet the terms of their contracts, future movement in currency value and interest rates and contract positions that are not exact offsets. These contracts are reported in the financial statements at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the dates of entry into the contract. There are special risks associated with international investing, including currency fluctuations, government regulation, political developments, and differences in liquidity.

CONTRACTS TO SELL:

	Contract Value Date	Unrealized Gain/(Loss)
Contracts
475,600,000 Indian Rupee for 10,184,154 USD	June 13, 2006	$(453,882)
8,000,000 Euro Dollar for 9,733,600 USD	July 10, 2006	(36,062)

Unrealized loss from forward exchange contracts:		(489,944)
Unrealized gain from forward exchange contracts:		0

Net unrealized gain (loss) from forward
Sell contracts:		$(489,944)

18 Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS

Thornburg Core Growth Fund	(Unaudited)*

	*Six Months Ended March 31,			Year Ended September 30,		Period Ended Sept. 30,
	2006		2005	2004	2003	2002	2001(c)
Class A Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$14.21		$10.87	$10.11	$6.45	$7.80	$11.94

Income from investment operations:
Net investment income (loss)	(0.07)		(0.14)	(0.15)	(0.13)	(0.12)	(0.08)
Net realized and unrealized gain (loss) on investments	2.57		3.48	0.90	3.77	(1.23)	(4.06)

Total from investment operations	2.50		3.34	0.75	3.64	(1.35)	(4.14)

Less dividends from:
Net investment income	—		—	—	—	—	—
Net realized gains	(0.24)		—	—	—	—	—
Return of capital	—		—	—	—	—	—

Total dividends	(0.24)		—	—	—	—	—

Redemption fees added to paid in capital	0.01		—	0.01	0.02	—	—
Change in net asset value	2.27		3.34	0.76	3.66	(1.35)	(4.14)
NET ASSET VALUE, end of period	$16.48		$14.21	$10.87	$10.11	$6.45	$7.80

RATIOS/SUPPLEMENTAL DATA

Total return(a)	17.92%		30.73%	7.52%	56.74%	(17.31)%	(34.67)%
Ratios to average net assets:
Net investment income (loss)	(0.96	)%(b)	(1.14)%	(1.37)%	(1.43)%	(1.44)%	(1.02	)%(b)
Expenses, after expense reductions	1.45	%(b)	1.60%	1.62%	1.65%	1.64%	1.71	%(b)
Expenses, after expense reductions and net of custody credits	1.43	%(b)	1.57%	1.61%	1.63%	1.63%	—
Expenses, before expense reductions	1.43	%(b)	1.60%	1.70%	2.03%	2.39%	2.80	%(b)
Portfolio turnover rate	48.37%		115.37%	108.50%	102.91%	212.17%	126.15%
Net assets at end of period (000)	$418,922		$110,836	$40,899	$36,247	$5,685	$6,337

(a)	Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.

(b)	Annualized.

(c)	Fund commenced operations on December 27, 2000.

+	Based on weighted average shares outstanding.

Certified Semi-Annual Report 19

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Core Growth Fund	(Unaudited)*

	*Six Months Ended March 31,			Year Ended September 30,		Period Ended Sept. 30,
	2006		2005	2004	2003	2002	2001(c)
Class C Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$13.63		$10.51	$9.85	$6.38	$7.76	$11.94

Income from investment operations:
Net investment income (loss)	(0.13)		(0.23)	(0.22)	(0.18)	(0.18)	(0.13)
Net realized and unrealized gain (loss) on investments	2.47		3.35	0.88	3.65	(1.20)	(4.05)

Total from investment operations	2.34		3.12	0.66	3.47	(1.38)	(4.18)

Less dividends from:
Net investment income	—		—	—	—	—	—
Net realized gains	(0.24)		—	—	—	—	—
Return of capital	—		—	—	—	—	—

Total dividends	(0.24)		—	—	—	—	—

Redemption fees added to paid in capital	0.01		—	—	—	—	—
Change in net asset value	2.11		3.12	0.66	3.47	(1.38)	(4.18)
NET ASSET VALUE, end of period	$15.74		$13.63	$10.51	$9.85	$6.38	$7.76

RATIOS/SUPPLEMENTAL DATA
Total return(a)	17.50%		29.69%	6.70%	54.39%	(17.78)%	(35.01)%
Ratios to average net assets:
Net investment income (loss)	(1.74	)%(b)	(1.91)%	(2.13)%	(2.19)%	(2.19)%	(1.78	)%(b)
Expenses, after expense reductions	2.22	%(b)	2.37%	2.38%	2.40%	2.39%	2.49	%(b)
Expenses, after expense reductions and net of custody credits	2.21	%(b)	2.34%	2.37%	2.38%	2.38%	—
Expenses, before expense reductions	2.21	%(b)	2.37%	2.52%	3.35%	3.45%	4.43	%(b)
Portfolio turnover rate	48.37%		115.37%	108.50%	102.91%	212.17%	126.15%
Net assets at end of period (000)	$129,437		$41,737	$14,693	$7,146	$1,892	$2,216

(a)	Not annualized for periods less than one year.

(b)	Annualized.

(c)	Fund commenced operations on December 27, 2000.

+	Based on weighted average shares outstanding.

20 Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Core Growth Fund	(Unaudited)*

	*Six Months Ended March 31,		Year Ended September 30,	Period Ended September 30,
	2006		2005	2004(c)
Class I Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$14.37		$10.93	$10.87

Income from investment operations:
Net investment income (loss)	(0.04)		(0.07)	(0.08)
Net realized and unrealized gain (loss) on investments	2.62		3.51	0.14

Total from investment operations	2.58		3.44	0.06

Less dividends from:
Net investment income	—		—	—
Net realized gains	(0.24)		—	—
Return of capital	—		—	—

Total dividends	(0.24)		—	—

Redemption fees added to paid in capital	0.01		—	—
Change in net asset value	2.35		3.44	0.06
NET ASSET VALUE, end of period	$16.72		$14.37	$10.93

RATIOS/SUPPLEMENTAL DATA
Total return(a)	18.28%		31.47%	0.55%
Ratios to average net assets:
Net investment income (loss)	(0.53	)%(b)	(0.55)%	(0.74	)%(b)
Expenses, after expense reductions	1.00	%(b)	1.02%	1.00	% (b)
Expenses, after expense reductions and net of custody credits	0.98	%(b)	0.99%	0.99	% (b)
Expenses, before expense reductions	1.07	%(b)	1.15%	1.31	% (b)
Portfolio turnover rate	48.37%		115.37%	108.50%
Net assets at end of period (000)	$166,981		$49,975	$21,578

(a)	Not annualized for periods less than one year.

(b)	Annualized.

(c)	Effective date of Class I Shares was November 1, 2003.

+	Based on weighted average shares outstanding.

Certified Semi-Annual Report 21

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Core Growth Fund	(Unaudited)*

	*Six Months Ended March 31, 2006		Year Ended September 30,		September 30, Period Ended 2003(c)
			2005	2004
Class R1 Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$14.26		$10.90	$10.11	$9.59

Income from investment operations:
Net investment income (loss)	(0.08)		(0.14)	(0.12)	(0.03)
Net realized and unrealized gain (loss) on investments	2.58		3.50	0.91	0.55

Total from investment operations	2.50		3.36	0.79	0.52

Less dividends from:
Net investment income	—		—	—	—
Net realized gains	(0.24)		—	—	—
Return of capital	—		—	—	—

Total dividends	(0.24)		—	—	—

Redemption fees added to paid in capital	0.01		—	—	—
Change in net asset value	2.27		3.36	0.79	0.52
NET ASSET VALUE, end of period	$16.53		$14.26	$10.90	$10.11

RATIOS/SUPPLEMENTAL DATA
Total return(a)	17.85%		30.83%	7.81%	5.42%
Ratios to average net assets:
Net investment income (loss)	(1.02	)%(b)	(1.08)%	(1.17)%	(1.06	)%(b)
Expenses, after expense reductions	1.51	%(b)	1.52%	1.50%	1.65	% (b)
Expenses, after expense reductions and net of custody credits	1.49	%(b)	1.49%	1.49%	1.65	%(b)
Expenses, before expense reductions	1.67	%(b)	3.56%	722.79%†	22,219.77	%(b)†
Portfolio turnover rate	48.37%		115.37%	108.50%	102.91%
Net assets at end of period (000)	$43,949		$6,345	$16	$—	(d)

(a)	Not annualized for periods less than one year.

(b)	Annualized.

(c)	Effective date of Class R1 Shares was July 1, 2003. (d) Net assets at end of year were less than $1,000.

†	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

+	Based on weighted average shares outstanding.

22 Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Core Growth Fund	(Unaudited)*

	*Period Ended March 31, 2006(c)
Class R5 Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$14.43

Income from investment operations:
Net investment income (loss)	—
Net realized and unrealized gain (loss) on investments	2.51

Total from investment operations	2.51

Less dividends from:
Net investment income	—
Net realized gains	(0.24)
Return of capital	—

Total dividends	(0.24)

Redemption fees added to paid in capital	0.01
Change in net asset value	2.28
NET ASSET VALUE, end of period	$16.71

RATIOS/SUPPLEMENTAL DATA
Total return(a)	17.71%
Ratios to average net assets:
Net investment income (loss)	(0.50	)%(b)
Expenses, after expense reductions	1.01	%(b)
Expenses, after expense reductions and net of custody credits	0.99	%(b)
Expenses, before expense reductions	185.15	%(b)†
Portfolio turnover rate	48.37%
Net assets at end of period (000)	$22,134

(a)	Not annualized for periods less than one year.

(b)	Annualized.

(c)	Effective date of Class R5 Shares was October 3, 2005.

†	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

+	Based on weighted average shares outstanding.

Certified Semi-Annual Report 23

SCHEDULE OF INVESTMENTS

Thornburg Core Growth Fund	March 31, 2006 (Unaudited)

CUSIPS: CLASS A - 885-215-582, CLASS C - 885-215-574, CLASS I - 885-215-475, CLASS R1 - 885-215-517, CLASS R5 - 855-215-350

NASDAQ SYMBOLS: CLASS A - THCGX, CLASS C - TCGCX, CLASS I - THIGX, CLASS R1 - THCRX, CLASS R5 - THGRX

SUMMARY OF INDUSTRY EXPOSURE

As of 3/31/06

Software & Services	17.9%
Health Care Equipment & Services	10.8%
Pharmaceuticals & Biotechnology	9.2%
Consumer Services	6.6%
Energy	6.6%
Technology Hardware & Equipment	6.5%
Media	6.4%
Telecommunication Services	6.4%
Semiconductors & Semiconductor Equipment	4.9%
Retailing	4.6%
Utilities	3.0%
Diversified Financials	2.8%
Consumer Durables & Apparel	2.6%
Transportation	2.4%
Commercial Services & Supplies	1.0%
Other Assets & Cash Equivalents	8.3%

	Shares/ Principal Amount	Value
COMMON STOCK — 91.57%
COMMERCIAL SERVICES & SUPPLIES — 1.04%
COMMERCIAL SERVICES & SUPPLIES — 1.04%
PeopleSupport, Inc.+	805,900	$7,897,820

		7,897,820

CONSUMER DURABLES & APPAREL — 2.57%
TEXTILES, APPAREL & LUXURY GOODS — 2.57%
Coach, Inc.+	564,300	19,513,494

		19,513,494

CONSUMER SERVICES — 6.57%
HOTELS RESTAURANTS & LEISURE — 6.57%
FuJi Food & Catering Services	6,860,900	14,234,691
Las Vegas Sands Corp.+	629,600	35,673,136

		49,907,827

24 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Core Growth Fund	March 31, 2006 (Unaudited)

	Shares/ Principal Amount	Value
DIVERSIFIED FINANCIALS — 2.82%
CAPITAL MARKETS — 2.82%
Affiliated Managers Group, Inc.+	201,125	$21,441,936

		21,441,936

ENERGY — 6.56%
ENERGY EQUIPMENT & SERVICES — 1.76%
Patterson-Uti Energy, Inc.	417,700	13,349,692
OIL, GAS & CONSUMABLE FUELS — 4.80%
ATP Oil & Gas Corp.+	551,500	24,216,365
Cimarex Energy Co.+	283,400	12,259,884

		49,825,941

HEALTH CARE EQUIPMENT & SERVICES — 10.77%
HEALTH CARE EQUIPMENT & SUPPLIES — 3.47%
Cytyc Corp.+	935,400	26,359,572
HEALTH CARE PROVIDERS & SERVICES — 7.30%
Caremark Rx, Inc.+	441,871	21,731,216
UnitedHealth Group, Inc.	208,750	11,660,775
WellPoint, Inc.+	284,200	22,005,606

		81,757,169

MEDIA — 6.41%
MEDIA — 6.41%
DIRECTV Group, Inc.+	1,825,300	29,934,920
Getty Images, Inc.+	250,530	18,759,687

		48,694,607

PHARMACEUTICALS & BIOTECHNOLOGY — 9.23%
BIOTECHNOLOGY — 5.14%
Gilead Sciences, Inc.+	439,550	27,348,801
Nuvelo, Inc.+	656,600	11,700,612
PHARMACEUTICALS — 4.09%
Aspreva Pharmaceuticals Corp.+	459,400	11,434,466
Sanofi-Aventis	205,400	19,571,189

		70,055,068

RETAILING — 4.60%
MULTILINE RETAIL — 2.77%
Kohl’s Corp.+	396,200	21,002,562

Certified Semi-Annual Report 25

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Core Growth Fund	March 31, 2006 (Unaudited)

	Shares/ Principal Amount	Value
SPECIALTY RETAIL — 1.83%
Aeropostale Inc.+	461,100	$13,906,776

		34,909,338

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 4.92%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 4.92%
Austriamicrosystems AG+	299,040	17,676,337
RF Micro Devices, Inc.+	2,274,208	19,671,899

		37,348,236

SOFTWARE & SERVICES — 17.92%
INTERNET SOFTWARE & SERVICES — 4.12%
Google, Inc.+	80,150	31,258,500
IT SERVICES — 4.92%
Gevity HR, Inc.	625,358	15,296,257
Satyam Computer	1,161,500	22,081,550
SOFTWARE — 8.88%
Amdocs Ltd.+	873,225	31,488,493
Jack Henry & Associates, Inc.	95,272	2,178,871
Microsoft Corp.	1,239,500	33,726,795

		136,030,466

TECHNOLOGY HARDWARE & EQUIPMENT — 6.47%
COMMUNICATIONS EQUIPMENT — 3.16%
F5 Networks, Inc.+	330,650	23,968,819
COMPUTERS & PERIPHERALS — 3.31%
Apple Computer, Inc.+	401,400	25,175,808

		49,144,627

TELECOMMUNICATION SERVICES — 6.39%
WIRELESS TELECOMMUNICATION SERVICES — 6.39%
America Movil SA	13,414,000	22,928,968
NII Holdings, Inc.+	433,720	25,576,468

		48,505,436

TRANSPORTATION — 2.35%
AIRLINES — 2.35%
Copa Holdings SA+	781,740	17,862,759

		17,862,759

26 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Core Growth Fund	March 31, 2006 (Unaudited)

	Shares/ Principal Amount	Value
UTILITIES — 2.95%
INDUSTRIAL POWER PRODUCTION / ENERGY TRADING — 2.95%
Ormat Technologies, Inc.	588,560	$22,424,136

		22,424,136

TOTAL COMMON STOCK (Cost $614,097,068)		695,318,860

SHORT TERM INVESTMENTS — 6.85%
Lasalle Bank Corp., 4.73%, 4/7/2006	$6,000,000	5,995,270
Merrill Lynch, 4.73%, 4/5/2006	5,000,000	4,997,372
Toyota Motor Credit Corp., 4.70%, 4/3/2006	26,000,000	25,993,211
UBS Finance, 4.75%, 4/10/2006	15,000,000	14,982,188

TOTAL SHORT TERM INVESTMENTS (Cost $51,968,041)		51,968,041

TOTAL INVESTMENTS — 98.42% (Cost $666,065,109)		$747,286,900
OTHER ASSETS LESS LIABILITIES — 1.58%		12,024,258

NET ASSETS — 100.00%		$759,311,158

Footnote Legend

+	Non-income producing

See notes to financial statements.

Certified Semi-Annual Report 27

EXPENSE EXAMPLE

Thornburg Core Growth Fund	March 31, 2006 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A Shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(d) a 30-day redemption fee on Class A and Class I shares;

(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 30, 2005 and held until March 31, 2006.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 9/30/05	Ending Account Value 3/31/06	Expenses Paid During Period† 9/30/05–3/31/06
Class A Shares
Actual	$1,000.00	$1,179.20	$7.76
Hypothetical*	$1,000.00	$1,017.81	$7.18
Class C Shares
Actual	$1,000.00	$1,175.00	$11.96
Hypothetical*	$1,000.00	$1,013.93	$11.07
Class I Shares
Actual	$1,000.00	$1,182.80	$5.35
Hypothetical*	$1,000.00	$1,020.03	$4.95
Class R1 Shares
Actual	$1,000.00	$1,178.50	$8.11
Hypothetical*	$1,000.00	$1,017.49	$7.51
Class R5 Shares
Actual	$1,000.00	$1,177.10	$5.35
Hypothetical*	$1,000.00	$1,020.01	$4.97

†	Expenses are equal to the annualized expense ratio for each class (A: 1.43%; C: 2.21%; I: 0.98%; R1: 1.49%; and R5: 0.99%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

28 Certified Semi-Annual Report

INDEX COMPARISON

Thornburg Core Growth Fund	March 31, 2006 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg Core Growth Fund versus NASDAQ Composite Index (December 27, 2000 to March 31, 2006)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended March 31, 2006 (with sales charge)

	1 Yr	5 Yrs	Since Inception
A Shares (Incep: 12/27/00)	31.01%	11.69%	5.73%
C Shares (Incep: 12/27/00)	35.18%	11.72%	5.74%
R1 Shares (Incep: 7/01/03)	37.19%	—	22.62%
R5 Shares (Incep: 10/03/05)	—	—	17.71%
NASDAQ Composite Index (Since: 12/27/00)	18.03%	5.48%	(1.03)%

Performance data reflects past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% contingent deferred sales charge (CDSC) for the first year only. There is no up-front sales charge for Class R1 and R5 shares. Class R1 and R5 shares are available only to certain qualified investors. Class A shares are subject to a 1% 30-day redemption fee.

The NASDAQ Composite Index is a market value-weighted, technology-oriented index comprised of approximately 5,000 domestic and non-US-based securities. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Certified Semi-Annual Report 29

OTHER INFORMATION

Thornburg Core Growth Fund	March 31, 2006 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Commencing August 31, 2004, information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

30 Certified Semi-Annual Report

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

February 8, 2005

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

This statement is submitted for the general information of the shareholders of Thornburg Investment Trust. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund’s investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money.

This page is not part of the Semi-Annual Report. 31

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

403(b)

A special, tax-advantaged savings vehicle available only to employees of 501(c)(3) organizations, such as charitable, educational, scientific and religious organizations. 403(b) plans are also available to employees of public schools and universities.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

32 This page is not part of the Semi-Annual Report.

This page intentionally left blank.

This page is not part of the Semi-Annual Report. 33

This page intentionally left blank.

34 This page is not part of the Semi-Annual Report.

This page intentionally left blank.

This page is not part of the Semi-Annual Report. 35

The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $22 billion. Founded in 1982, the firm manages four equity funds, eight bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and controlling risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $126 million in Thornburg Funds.

Core Strategies for Building Wealth

We deliver core strategies to help investors meet long-term goals. A core strategy is a consistent, disciplined and proven investment process that represents the foundation of a diversified portfolio.

Investment Manager:	Distributor:

119 East Marcy Street	119 East Marcy Street
Santa Fe, New Mexico 87501	Santa Fe, New Mexico 87501
800.847.0200	800.847.0200

Thornburg Core Growth Fund

The Fund seeks long-term growth of capital by investing in a selection of quality growth stocks that management believes will have growing revenues and earnings.

The Fund can invest in companies of any size, from large, well-established firms to small, emerging growth franchises. Management uses traditional fundamental research to evaluate securities and make buy/sell decisions.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg Florida Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

Thornburg’s equity research uses a fundamental, yet comprehensive, analytical approach. We invest when and where we perceive compelling value. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

Reduce paper clutter.
Receive your shareholder reports and prospectus online instead of through traditional mail.
Sign up at www.thornburg.com/edelivery

2 This page is not part of the Semi-Annual Report.

Important Information

The information presented on the following pages was current as of March 31, 2006. The manager’s views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Shares in the Fund carry risks including possible loss of principal. There are special risks associated with international investing, including currency fluctuations, government regulation, political developments, and differences in liquidity. Additionally, the Fund invests a portion of the assets in small capitalization companies which may increase the risk of greater price fluctuations. Funds invested in a limited number of holdings may expose an investor to greater volatility. Shares in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency.

Minimum investments for Class I shares are higher than those for other classes.

From time to time the Fund may invest in shares of companies through initial public offerings (IPOs). IPOs have the potential to produce substantial gains. There is no assurance that the Fund will have continued access to profitable IPOs and as the Fund’s assets grow, the impact of an IPO investment may decline. Therefore investors should not rely on these past gains as an indication of future performance.

Thornburg Core Growth Fund was awarded the 2006 Lipper Fund Award in the Multi-cap Growth Category for the three-year period ended 12/31/05, among 340 funds. Lipper Fund Awards are granted annually to the fund in each Lipper classification that consistently delivered the strongest risk-adjusted performance (calculated with dividends reinvested and without sales charges). Results are historical and do not guarantee future results.

Glossary

NASDAQ Composite Index – The NASDAQ Composite Index is a market-value weighted, technology-oriented index comprised of approximately 5,000 domestic and non-U.S.-based securities.

Russell 1000 Growth Index – Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Standard & Poor’s 500 Stock Index (S&P 500) – An unmanaged index generally representative of the U.S. stock market, without regard to company size. Unless otherwise noted, index returns do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Beta – Beta is a measure of market-related risk. Less than one means the portfolio is less volatile than the index, while greater than one indicates more volatility than the index.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value (book value is simply assets minus liabilities).

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio of a company’s current share price compared to its per-share earnings. P/E equals a company’s market value per share divided by earnings per share.

This page is not part of the Semi-Annual Report. 3

Portfolio Overview

Thornburg Core Growth Fund

IMPORTANT PERFORMANCE

INFORMATION

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

There is no up-front sales charge for Class I shares. I shares are subject to a 1% 30-day redemption fee.

MANAGEMENT TEAM

Left to Right: Alex Motola, Brian Summers, and Greg Dunn

KEY PORTFOLIO ATTRIBUTES

Portfolio P/E Trailing 12-months*	33.38	x
Portfolio Price to Cash Flow*	27.73
Portfolio Price to Book Value*	4.7
Median Market Cap*	$5.14	B
3-Year Beta (Thornburg vs. NASDAQ)	0.84
Holdings	34

*	Source:Thomson Portfolio Analytics

For the six-month period ended March 31, 2006, the Thornburg Core Growth Fund (I shares) returned 18.28% vs. returns of 9.27% for the NASDAQ Composite and 6.68% for the Russell 1000 Growth Index. As has been the case in previous periods, bottom-up research drove results, as individual stocks from a variety of sectors and industry groups displayed strong performance.

Individual information technology stocks provided the largest source of outperformance for the Fund. Among the strong performers were Saytam Computers, an Indian-based consulting and IT services company; Amdocs Limited, known for providing customer care and billing software to major telecommunications companies around the world; and Google Inc., the leading search engine on the internet.

Following IT closely, in terms of sources of outperformance, were a number of specific consumer discretionary stocks. Focus Media, operator of an advertising network in China, provided the strongest contribution of the group. Other names providing strong performance for the period included CJ Home Shopping, a South Korean home shopping company, and Las Vegas Sands. The company operates hotels and casinos in Las Vegas, Nevada and has recently been developing properties on the Cotai Strip in Macau, China to take advantage of the low penetration of mass market gaming and the compelling demographics associated with the Chinese economy. Finally, FuJi Food and Catering, a provider of food services to corporations within China generated strong returns.

AVERAGE ANNUAL TOTAL RETURNS*

FOR PERIODS ENDED MARCH 31, 2006

	1Q ‘06	1 Yr	Since Inception
I Shares (Incep: 11/3/03)	9.14%	37.96%	20.40%
NASDAQ Composite	6.38%	18.03%	8.17%
Russell 1000 Growth	3.09%	13.14%	8.09%

*	Periods under one year are not annualized.

4 This page is not part of the Semi-Annual Report.

For the six months ending March 31, 2006, the Fund held just one stock in the utilities sector – Ormat Technologies – however that stock provided exceptional performance and contributed strongly to the Fund’s success during the period.

As is reflective of a bottom-up approach to investing, the Fund had names in a number of other industries which posted strong performance. Within financials, Affiliated Managers Group (AMG) was held. AMG provides liquidity to the owners of previously privately-held investment management firms by taking a majority stake in these companies. Gilead Sciences, in the pharmaceutical and biotechnology group, provides treatments in the form of anti-infectives and was the strongest contributor in the health care sector. Within energy, ATP Oil & Gas capitalized on its record of uncovering and developing reserves and was a major source of excess performance.

Not all of the stocks within the portfolio performed as hoped. Check Point Software Technologies Ltd. was the largest detractor from performance. Questions arose about the company’s ability to expand its market share and it was sold from the portfolio. IMAX Corporation, known for its large format theaters and 70mm film technologies dropped on weaker than expected order volume and was also sold from the Fund. Within IT, Microtune lost ground after guiding analysts lower on higher than expected inventory levels.

Overall, the Fund enjoyed strong performance for the period. The team takes a comprehensive approach to growth, seeking to build a portfolio of stocks that is focused in number, yet diversified by sector, market capitalization, and style. This approach to portfolio construction is then matched with rigorous, bottom-up research to identify what the team feels are the best individual stocks available for investment.

CONTRIBUTORS AND DETRACTORS RELATIVE TO

NASDAQ COMPOSITE FOR SIX MONTHS ENDED 3/31/06

Top Contributors	Top Detractors

Ormat Technologies, Inc.	Check Point Software Technologies Ltd.
Focus Media Holdings Ltd.	Imax Corp.
CJ Home Shopping Co. Ltd.	Microtune, Inc.
Satyam Computer	Patterson-Uti Energy, Inc.
Las Vegas Sands Corp.	Getty Images, Inc.

Source: Thomson Portfolio Analytics

MARKET CAPITALIZATION EXPOSURE

As of 3/31/06

TOP TEN EQUITY HOLDINGS

As of 3/31/06

Las Vegas Sands Corp.	4.7%
Microsoft Corp.	4.4%
Amdocs Ltd.	4.2%
Google, Inc.	4.1%
DIRECTV Group, Inc.	3.9%
Gilead Sciences, Inc.	3.6%
Cytyc Corp.	3.5%
NII Holdings, Inc.	3.4%
Apple Computer, Inc.	3.3%
ATP Oil & Gas Corp.	3.2%

TOP TEN INDUSTRIES

As of 3/31/06

Software & Services	17.9%
Health Care Equip & Services	10.8%
Pharmaceuticals & Biotech	9.2%
Consumer Services	6.6%
Energy	6.6%
Tech Hardware & Equipment	6.5%
Media	6.4%
Telecommunication Services	6.4%
Semiconductors & Equipment	4.9%
Retailing	4.6%

This page is not part of the Semi-Annual Report. 5

Thornburg Core Growth Fund

Continually Evaluating the Risk Equation

Growth stocks are often referred to as “glamour” stocks . . . and it is easy to understand why. Growth stocks generate excitement. These are stocks where rapid earnings growth is expected to be followed by rapid price appreciation. Growth stocks capture the imagination, and investing in them can offer considerable opportunities for reward.

But growth stocks can also be volatile. Identifying which companies will succeed takes work. It takes digging down to the nuts and bolts of companies. The management team of Thornburg Core Growth Fund understands this. They know that it is grit, not glamour, that creates a successful growth fund.

Portfolio Manager Alex Motola and his team apply a rigorous stock selection process to investments for Thornburg Core Growth Fund. This is a portfolio run on common sense, not on abstract theory. Motola’s overarching philosophy is to create a fund that generates good performance over the long term, while reducing volatility in the interim. Intensive, hands-on, independent research is the central theme. While other growth funds rely on broad portfolio diversification to temper volatility, Thornburg Core Growth Fund concentrates on a limited number of stocks and diversifies those investments among three segments of the growth fund universe: consistent growth companies, growth industry leaders, and emerging growth companies. By limiting the number of securities, Thornburg’s managers can cover each stock in greater depth. Diversifying among three growth baskets further mitigates risk because each of these segments reacts differently than the equity markets as a whole.

How does the stock selection process work? Before adding a stock to the Fund’s portfolio, Motola and his team drill down into the company and its business. Their research goes well beyond the standard Wall Street analysis, and eschews today’s common growth investing mantra of buy growth at any price. Instead, the Thornburg team zeros in on the risk equation.

Companies are initially screened using a variety of quantitative measures and parameters. Most are rejected and logged onto a screening rejection spreadsheet. Only those with the most appealing opportunities to expand margins and grow earnings move on to the next step – the construction of a company-specific model. The goal is to cut to the quick and get at the underlying business. The team uses SEC filings to construct proprietary income statement, balance sheet and cash flow statement models for each remaining company. From these they analyze historical data, monitor current conditions, identify red-flags and estimate future growth potential.

Motola, a former historian who has been at the Fund’s helm since its inception, is not one to go along with the crowd. He and his team are not tied to “mainstream thinking.” While they have access to the best of Wall Street’s analysis, they are not ruled by it.

They test the strength of a company’s underlying business model against a variety of what-if screens. They conduct site visits and interview company management. And they complete the picture by checking in with a company’s major customers, suppliers, and distributors. Revenue and cost of goods sold are given particular attention, with each broken down in as many ways as the data will allow.

With growth stocks beginning to return to favor, this team is positioned to demonstrate the strength of its grit over glamour strategy . . . and eager to continue providing its shareholders with steady, consistent performance through a variety of market cycles.

6 This page is not part of the Semi-Annual Report.

2006

Certified Semi-Annual Report

Thornburg Core Growth Fund

I Shares – March 31, 2006

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Certified Semi-Annual Report 7

Letter to Shareholders

Alexander M.V. Motola, CFA

Portfolio Manager

April 28, 2006

Dear Fellow Shareholder:

The first six months of your Fund’s fiscal year have proved prosperous. On September 30, 2005, the net asset value (NAV) for the Class I shares was $14.37. Six months later, the Fund’s NAV was $16.72. The Fund’s Class I shares outperformed its benchmarks with a total return of 18.28% during the six-month period. The NASDAQ Composite Index returned 9.27% and the Russell 1000 Growth returned 6.18% over the six-month period.

Our exposure to health care & pharmaceuticals has declined over the past six months, from 27% of the portfolio to 20%. Our technology exposure remains between 25–30% of the portfolio. Consumer discretionary exposure has increased. Other than health care, our largest change has been our cash exposure increasing from 3% of the portfolio six months ago to the current weighting of 8%. It remains our intention to be fully invested, assuming we can find high quality investment ideas.

With regards to our baskets and capitalization ranges, the most material change has been a reduction of Consistent Growth Companies from 28% to 24%. This was not done intentionally, and has been driven solely by a challenging opportunity set for this type of company. We continue to target approximately 33% of the portfolio exposure to Consistent Growth Companies. Our midcap company exposure has declined from 36% to 29% of the portfolio, and our 37% exposure to large cap growth equities six months ago has increased to 46% – well above our target. The outlook for our larger cap holdings is very robust, and I think our exposure to them will remain at higher than average levels for the foreseeable future.

As has often been the case with the Fund’s investments, some of our best performing stocks over the past six months represent a diverse collection of companies: Las Vegas Sands Corp., Ormat Technologies Inc., Focus Media Holdings Ltd., Amdocs Ltd., and NII Holdings Inc. The success of Las Vegas Sands as an investment involves a belief that they will build a robust franchise in the former Portuguese colony of Macau. So far, things have been developing according to plan. Ormat is in the enviable position of selling electric power produced from geothermal sources – the company has no exposure to input costs (natural gas or coal), produces energy in an environmentally friendly manner, and signs long term supply contracts with its customers. Amdocs is a long time holding that has continued to prosper. During our ownership, the company has furthered its market leading position in billing and directory systems for wireline and wireless phone service providers and has expanded its products vertically and geographically, while maintaining a highly robust and modular product offering.

In terms of our worst performing stocks, it’s encouraging that our worst performing stocks generated relatively small declines for the Fund in aggregate over the past six months. Successful investing is as much about avoiding catastrophic failure as it is finding “homeruns,” and we believe strongly in controlling stock specific risk within the portfolio. Some stocks that did detract from performance included Getty Images, Microtune, Patterson Uti Energy Inc., Check Point Software and Imax Corporation.

It is important to understand our focus on risk control. Although we hope our statistical risk is low (standard deviation of returns), our focus is on appropriate diversification and stock specific risk control. “Knowing what you own” is our mantra. Our approach is a balance between diversifying our portfolio and maximizing the impact of individual stock selection.

We seek to control risk by consciously diversifying our portfolio by capitalization range, by sector and within sectors, and by basket (Growth Industry Leaders, Consistent Growth Companies, and Emerging Growth Companies). Moreover, since we focus our research efforts on identifying

8 Certified Semi-Annual Report

stock specific risks – knowing the business model; the accounting issues; the competitive, regulatory, and legal risks; and the quality of earnings being generated – we feel we are controlling our risks at the most basic and important level, the individual security level. It is my belief that adhering to an investment strategy that focuses on valuation, growth, and rigorous analysis will reward our shareholders.

Earnings growth for U.S. growth stocks has been stronger than market appreciation for the past several years, resulting in a cheaper broad market. Over the past five years, value (as measured by the S&P 500 Index/Citigroup style indices) has outperformed growth by a wide margin: Value returned 5.01%, annualized, versus just 2.82% for Growth. At some point in the future, growth investors will accord higher multiples to growth businesses.

Initial public offerings contributed 0.34% of total return to the Fund during the first six months of the Fund’s fiscal year. The effects of offerings in prior periods are disclosed in prior reports.

Our motto is “Core strategies for building wealth.” We believe the Thornburg Core Growth Fund continues to fulfill its mandate as a growth oriented investment vehicle that can form part of the nucleus of an asset allocation strategy. Our focus is on maximizing long-term after-tax returns while controlling risk. We encourage you to learn more about your portfolio. Descriptions of each holding and links to company websites can be found by pointing your Internet browser to www.thornburg.com/funds. Thank you for investing in the Thornburg Core Growth Fund.

Regards,

Alexander M.V. Motola, CFA Portfolio Manager Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Semi-Annual Report 9

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Core Growth Fund	March 31, 2006 (Unaudited)

ASSETS
Investments at value (cost $666,065,109)	$747,286,900
Cash	3,903,784
Receivable for fund shares sold	15,329,384
Dividends receivable	23,927
Prepaid expenses and other assets	288,304

Total Assets	766,832,299

LIABILITIES
Payable for securities purchased	4,994,113
Payable for fund shares redeemed	669,687
Unrealized loss on forward exchange contracts (Note 7)	489,944
Payable to investment advisor and other affiliates (Note 3)	749,735
Deferred tax payable	549,974
Accounts payable and accrued expenses	67,688

Total Liabilities	7,521,141

NET ASSETS	$759,311,158

NET ASSETS CONSIST OF:
Undistributed net investment income (loss)	$(2,415,713)
Net unrealized appreciation on investments	80,181,879
Accumulated net realized gain (loss)	20,224,413
Net capital paid in on shares of beneficial interest	661,320,579

$759,311,158

10 Certified Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Core Growth Fund	March 31, 2006 (Unaudited)

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($418,922,197 applicable to 25,423,258 shares of beneficial interest outstanding - Note 4)	$16.48
Maximum sales charge, 4.50% of offering price	0.78

Maximum offering price per share	$17.26

Class C Shares:
Net asset value and offering price per share * ($129,436,905 applicable to 8,224,208 shares of beneficial interest outstanding - Note 4)	$15.74

Class I Shares:
Net asset value, offering and redemption price per share ($166,981,046 applicable to 9,986,887 shares of beneficial interest outstanding - Note 4)	$16.72

Class R1 Shares:
Net asset value, offering and redemption price per share ($43,948,876 applicable to 2,659,388 shares of beneficial interest outstanding - Note 4)	$16.53

Class R5 Shares:
Net asset value, offering and redemption price per share ($22,134 applicable to 1,324 shares of beneficial interest outstanding - Note 4)	$16.71

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Semi-Annual Report 11

STATEMENT OF OPERATIONS

Thornburg Core Growth Fund	Six Months Ended March 31, 2006 (Unaudited)

INVESTMENT INCOME:
Dividend income	$461,344
Interest income	565,578

Total Income	1,026,922

EXPENSES:
Investment advisory fees (Note 3)	1,909,353
Administration fees (Note 3)
Class A Shares	146,812
Class C Shares	47,641
Class I Shares	26,392
Class R1 Shares	14,471
Class R5 Shares	3
Distribution and service fees (Note 3)
Class A Shares	295,650
Class C Shares	383,771
Class R1 Shares	58,454
Transfer agent fees
Class A Shares	114,367
Class C Shares	42,564
Class I Shares	17,517
Class R1 Shares	4,869
Class R5 Shares	1,655
Registration and filing fees
Class A Shares	20,386
Class C Shares	10,164
Class I Shares	26,097
Class R1 Shares	7,200
Class R5 Shares	9,460
Custodian fees (Note 3)	78,453
Professional fees	14,162
Accounting fees	9,789
Trustee fees	4,474
Other expenses	95,650

Total Expenses	3,339,354
Less:
Expenses reimbursed by investment advisor (Note 3)	(76,724)
Fees paid indirectly (Note 3)	(38,375)

Net Expenses	3,224,255

Net Investment Loss	$(2,197,333)

12 Certified Semi-Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Core Growth Fund	Six Months Ended March 31, 2006 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments sold	$20,399,388
Foreign currency transactions	(335,812)

20,063,576

Net change in unrealized appreciation (depreciation) on:
Investments (Net of change in deferred taxes payable of $534,710)	48,341,651
Foreign currency translations	(513,471)

47,828,180

Net Realized and Unrealized Gain	67,891,756

Net Increase in Net Assets Resulting From Operations	$65,694,423

See notes to financial statements.

Certified Semi-Annual Report 13

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Core Growth Fund	(Unaudited)*

	*Six Months Ended March 31, 2006	Year Ended September 30, 2005
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income (loss)	$(2,197,333)	$(1,279,056)
Net realized gain on investments and foreign currency transactions	20,063,576	6,645,681
Increase (Decrease) in unrealized appreciation (depreciation) on investments, foreign currency translation, and deferred taxes	47,828,180	25,147,705

Net Increase (Decrease) in Net Assets Resulting from Operations	65,694,423	30,514,330
DIVIDENDS TO SHAREHOLDERS:
From realized gains
Class A Shares	(2,295,746)	—
Class C Shares	(899,989)	—
Class I Shares	(998,879)	—
Class R1 Shares	(228,837)	—
Class R5 Shares	(1)	—
FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	275,046,177	53,496,950
Class C Shares	76,705,436	21,351,328
Class I Shares	103,147,867	20,375,442
Class R1 Shares	34,226,794	5,969,887
Class R5 Shares	20,058	—

Net Increase in Net Assets	550,417,303	131,707,937
NET ASSETS:
Beginning of period	208,893,855	77,185,918

End of period	$759,311,158	$208,893,855

See notes to financial statements.

14 Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Core Growth Fund	March 31, 2006 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Core Growth Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on December 27, 2000. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing eleven series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Florida Intermediate Municipal Fund, Thornburg New York Intermediate Municipal Fund, and Thornburg Investment Income Builder Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing primarily in domestic equity securities selected for their growth potential.

The Fund currently offers five classes of shares of beneficial interest: Class A, Class C, Institutional Class (Class I), and Retirement Classes (Class R1 and Class R5). Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, (iv) Class R1 shares are sold at net asset value without a sales charge at the time of purchase but bear both a service fee and a distribution fee, (v) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and (vi) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable, to specific classes including transfer agent fees, government registration fees, certain printing and postage costs, and administration and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Securities: Investments are stated at value based on latest sales prices, normally at 4:00 pm EST reported on national securities exchanges on the last business day of the period. Investments for which no sale is reported are valued at the mean between bid and asked prices or in accordance with such other method as the Trustees may authorize. In any case where a market quotation is not readily available, the Trust’s valuation and pricing committee determines a fair value for the investment using factors approved by the Trustees. Short term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Options Transactions: The Fund may buy or write put and call options through listed exchanges and the over-the-counter market. The buyer has the right to purchase (in the case of a call option) or sell (in the case of a put option) a specified quantity of a specific security or other underlying asset at a specified price prior to or on a specified expiration date. The writer of an option is exposed to the risk of loss if the market price of the underlying asset declines (in the case of a put option) or increases (in the case of a call option). The writer of an option can never profit by more than the premium paid by the buyer but can lose an unlimited amount. The writer also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Premiums received/paid from writing/purchasing options are recorded as liabilities/assets on the Statement of Assets and Liabilities, and are subsequently adjusted to current values. The difference between the current value of an option and the premium received/paid is treated as an unrealized gain or loss.
When a purchased option expires on its stipulated expiration date or when a closing transaction is entered into, the premium paid on the purchase of the option is treated by the Fund as a realized loss. When a written option expires on its stipulated expiration date or when a closing transaction is entered into, the related liability is extinguished and the Fund realizes a gain (loss if the cost of the closing transaction exceeds the premium received when the option was written).

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amount of interest recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Certified Semi-Annual Report 15

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	March 31, 2006 (Unaudited)

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable income, including any net realized gain on investments of the Funds to the shareholders. Therefore, no provision for Federal income taxes is required.

Dividends: Dividends to shareholders are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the period ended March 31, 2006, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Fund also has an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the period ended March 31, 2006, the Advisor voluntarily reimbursed certain class specific expenses, administrative fees, and distribution fees of $45,119 for Class I shares, $20,490 for Class R1 shares and $11,115 for Class R5 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the Distributor of the Fund’s shares. For the period ended March 31, 2006, the Distributor has advised the Fund that it earned commissions aggregating $192,998 from the sale of Class A shares of the Fund and collected contingent deferred sales charges aggregating $9,608 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of its average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R1 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R1 shares of the Fund at an annual rate of up to .75 of 1% of the average daily net assets attributable to Class C and Class R1 shares. Total fees incurred by each class of shares of the Fund under its respective service and distribution plans are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the period ended March 31, 2006, fees paid indirectly were $38,375. This figure may include additional fees waived by the Custodian.

Certain officers and Trustees of the Trust are also officers and/or Directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

16 Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	March 31, 2006 (Unaudited)

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2006, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Period Ended March 31, 2006		Year Ended September 30, 2005
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	18,697,213	$291,526,798	4,753,098	$62,419,689
Shares issued to shareholders in reinvestment of dividends	145,954	2,090,059	—	—
Shares repurchased	(1,220,227)	(18,750,300)	(714,886)	(8,926,162)
Redemption fees received**	—	179,620	—	3,423

Net Increase (Decrease)	17,622,940	$275,046,177	4,038,212	$53,496,950

Class C Shares
Shares sold	5,353,907	$79,551,470	1,892,754	$24,074,650
Shares issued to shareholders in reinvestment of dividends	54,556	748,509	—	—
Shares repurchased	(245,878)	(3,633,353)	(228,812)	(2,723,322)
Redemption fees received**	—	38,810	—	—

Net Increase (Decrease)	5,162,585	$76,705,436	1,663,942	$21,351,328

Class I Shares
Shares sold	8,078,316	$128,475,675	1,588,545	$21,467,761
Shares issued to shareholders in reinvestment of dividends	63,694	923,571	—	—
Shares repurchased	(1,632,068)	(26,310,638)	(85,287)	(1,092,663)
Redemption fees received**	—	59,259	—	344

Net Increase (Decrease)	6,509,942	$103,147,867	1,503,258	$20,375,442

Class R1 Shares
Shares sold	2,365,972	$36,611,200	490,525	$6,601,537
Shares issued to shareholders in reinvestment of dividends	15,760	226,474	—	—
Shares repurchased	(167,384)	(2,624,340)	(46,935)	(631,650)
Redemption fees received**	—	13,460	—	—

Net Increase (Decrease)	2,214,348	$34,226,794	443,590	$5,969,887

Class R5 Shares*
Shares sold	1,324	$20,050	—	$—
Shares issued to shareholders in reinvestment of dividends	0	1	—	—
Shares repurchased	(0)	(0)	—	—
Redemption fees received**	—	7	—	—

Net Increase (Decrease)	1,324	$20,058	—	$—

*	Effective date of Class R5 shares was October 3, 2005.

**	The Fund charges a redemption fee of 1% of the Class A & Class I shares exchanged within 30 days of purchase. Prior to February 1, 2006, the Fund charged a redemption fee of 1% of the Class A & Class I shares exchanged within 90 days of purchase. Redemption fees charged to any Class are allocated to all Classes upon receipt of payment based on relative net asset values of each Class or other appropriate allocation methods.

Certified Semi-Annual Report 17

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	March 31, 2006 (Unaudited)

NOTE 5 – SECURITIES TRANSACTIONS

For the period ended March 31, 2006, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $629,134,199 and $205,749,360, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2006, information on the tax components of capital is as follows:

Cost of investments for tax purpose	$666,090,469

Gross unrealized appreciation on a tax basis	$88,948,571
Gross unrealized depreciation on a tax basis	(7,752,140)

Net unrealized appreciation (depreciation) on investments (tax basis)	$81,196,431

At March 31, 2006, the Fund has deferred tax basis currency losses occurring subsequent to October 31, 2004 of $58,129. For tax purposes, such losses will be reflected in the year ending September 30, 2006.

NOTE 7 – FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

During the period ended March 31, 2006, the Fund was a party to financial instruments with off-balance sheet risks, primarily currency forward exchange contracts. A forward exchange contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed upon future date. These contracts are purchased in order to minimize the risk to the Fund with respect to its foreign stock transactions from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign stock transactions. These instruments may involve market risks in excess of the amount recognized on the Statement of Assets and Liabilities. Such risks would arise from the possible inability of counter-parties to meet the terms of their contracts, future movement in currency value and interest rates and contract positions that are not exact offsets. These contracts are reported in the financial statements at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the dates of entry into the contract. There are special risks associated with international investing, including currency fluctuations, government regulation, political developments, and differences in liquidity.

CONTRACTS TO SELL:
Contracts	Contract Value Date	Unrealized Gain/(Loss)
475,600,000 Indian Rupee for 10,184,154 USD	June 13, 2006	$(453,882)
8,000,000 Euro Dollar for 9,733,600 USD	July 10, 2006	(36,062)

Unrealized loss from forward exchange contracts:		(489,944)
Unrealized gain from forward exchange contracts:		0

Net unrealized gain (loss) from forward Sell contracts:		$(489,944)

18 Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS

Thornburg Core Growth Fund	(Unaudited)*

	*Six Months Ended March 31, 2006		Year Ended September 30, 2005	Period Ended September 30, 2004(c)
Class I Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$14.37		$10.93	$10.87

Income from investment operations:
Net investment income (loss)	(0.04)		(0.07)	(0.08)
Net realized and unrealized gain (loss) on investments	2.62		3.51	0.14

Total from investment operations	2.58		3.44	0.06

Less dividends from:
Net investment income	—		—	—
Net realized gains	(0.24)		—	—
Return of capital	—		—	—

Total dividends	(0.24)		—	—

Redemption fees added to paid in capital	0.01		—	—
Change in net asset value	2.35		3.44	0.06
NET ASSET VALUE, end of period	$16.72		$14.37	$10.93

RATIOS/SUPPLEMENTAL DATA
Total return(a)	18.28%		31.47%	0.55%
Ratios to average net assets:
Net investment income (loss)	(0.53	)%(b)	(0.55)%	(0.74	)%(b)
Expenses, after expense reductions	1.00	%(b)	1.02%	1.00	% (b)
Expenses, after expense reductions and net of custody credits	0.98	%(b)	0.99%	0.99	% (b)
Expenses, before expense reductions	1.07	%(b)	1.15%	1.31	% (b)
Portfolio turnover rate	48.37%		115.37%	108.50%
Net assets at end of period (000)	$166,981		$49,975	$21,578

(a)	Not annualized for periods less than one year.

(b)	Annualized.

(c)	Effective date of Class I Shares was November 1, 2003.

+	Based on weighted average shares outstanding.

Certified Semi-Annual Report 19

SCHEDULE OF INVESTMENTS

Thornburg Core Growth Fund	March 31, 2006 (Unaudited)

CUSIPS: CLASS A - 885-215-582, CLASS C - 885-215-574, CLASS I - 885-215-475, CLASS R1 - 885-215-517, CLASS R5 - 855-215-350

NASDAQ SYMBOLS: CLASS A - THCGX, CLASS C - TCGCX, CLASS I - THIGX, CLASS R1 - THCRX, CLASS R5 - THGRX

SUMMARY OF INDUSTRY EXPOSURE

As of 3/31/06

Software & Services	17.9%

Health Care Equipment & Services	10.8%

Pharmaceuticals & Biotechnology	9.2%

Consumer Services	6.6%

Energy	6.6%

Technology Hardware & Equipment	6.5%

Media	6.4%

Telecommunication Services	6.4%

Semiconductors & Semiconductor Equipment	4.9%

Retailing	4.6%

Utilities	3.0%

Diversified Financials	2.8%

Consumer Durables & Apparel	2.6%

Transportation	2.4%

Commercial Services & Supplies	1.0%

Other Assets & Cash Equivalents	8.3%

	Shares/ Principal Amount	Value
COMMON STOCK — 91.57%
COMMERCIAL SERVICES & SUPPLIES — 1.04%
COMMERCIAL SERVICES & SUPPLIES — 1.04%
PeopleSupport, Inc.+	805,900	$7,897,820

		7,897,820

CONSUMER DURABLES & APPAREL — 2.57%
TEXTILES,APPAREL & LUXURY GOODS — 2.57%
Coach, Inc.+	564,300	19,513,494

		19,513,494

CONSUMER SERVICES — 6.57%
HOTELS RESTAURANTS & LEISURE — 6.57%
FuJi Food & Catering Services	6,860,900	14,234,691
Las Vegas Sands Corp.+	629,600	35,673,136

		49,907,827

20 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Core Growth Fund	March 31, 2006 (Unaudited)

	Shares/ Principal Amount	Value
DIVERSIFIED FINANCIALS — 2.82%
CAPITAL MARKETS — 2.82%
Affiliated Managers Group, Inc.+	201,125	$21,441,936

		21,441,936

ENERGY — 6.56%
ENERGY EQUIPMENT & SERVICES — 1.76%
Patterson-Uti Energy, Inc.	417,700	13,349,692
OIL, GAS & CONSUMABLE FUELS — 4.80%
ATP Oil & Gas Corp.+	551,500	24,216,365
Cimarex Energy Co.+	283,400	12,259,884

		49,825,941

HEALTH CARE EQUIPMENT & SERVICES — 10.77%
HEALTH CARE EQUIPMENT & SUPPLIES — 3.47%
Cytyc Corp.+	935,400	26,359,572
HEALTH CARE PROVIDERS & SERVICES — 7.30%
Caremark Rx, Inc.+	441,871	21,731,216
UnitedHealth Group, Inc.	208,750	11,660,775
WellPoint, Inc.+	284,200	22,005,606

		81,757,169

MEDIA — 6.41%
MEDIA — 6.41%
DIRECTV Group, Inc.+	1,825,300	29,934,920
Getty Images, Inc.+	250,530	18,759,687

		48,694,607

PHARMACEUTICALS & BIOTECHNOLOGY — 9.23%
BIOTECHNOLOGY — 5.14%
Gilead Sciences, Inc.+	439,550	27,348,801
Nuvelo, Inc.+	656,600	11,700,612
PHARMACEUTICALS — 4.09%
Aspreva Pharmaceuticals Corp.+	459,400	11,434,466
Sanofi-Aventis	205,400	19,571,189

		70,055,068

RETAILING — 4.60%
MULTILINE RETAIL — 2.77%
Kohl’s Corp.+	396,200	21,002,562

Certified Semi-Annual Report 21

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Core Growth Fund	March 31, 2006 (Unaudited)

	Shares/ Principal Amount	Value
SPECIALTY RETAIL — 1.83%
Aeropostale Inc.+	461,100	$13,906,776

		34,909,338

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 4.92%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 4.92%
Austriamicrosystems AG+	299,040	17,676,337
RF Micro Devices, Inc.+	2,274,208	19,671,899

		37,348,236

SOFTWARE & SERVICES — 17.92%
INTERNET SOFTWARE & SERVICES — 4.12%
Google, Inc.+	80,150	31,258,500
IT SERVICES — 4.92%
Gevity HR, Inc.	625,358	15,296,257
Satyam Computer	1,161,500	22,081,550
SOFTWARE — 8.88%
Amdocs Ltd.+	873,225	31,488,493
Jack Henry & Associates, Inc.	95,272	2,178,871
Microsoft Corp.	1,239,500	33,726,795

		136,030,466

TECHNOLOGY HARDWARE & EQUIPMENT — 6.47%
COMMUNICATIONS EQUIPMENT — 3.16%
F5 Networks, Inc.+	330,650	23,968,819
COMPUTERS & PERIPHERALS — 3.31%
Apple Computer, Inc.+	401,400	25,175,808

		49,144,627

TELECOMMUNICATION SERVICES — 6.39%
WIRELESS TELECOMMUNICATION SERVICES — 6.39%
America Movil SA	13,414,000	22,928,968
NII Holdings, Inc.+	433,720	25,576,468

		48,505,436

TRANSPORTATION — 2.35%
AIRLINES — 2.35%
Copa Holdings SA+	781,740	17,862,759

		17,862,759

22 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Core Growth Fund	March 31, 2006 (Unaudited)

	Shares/ Principal Amount	Value
UTILITIES — 2.95%
INDUSTRIAL POWER PRODUCTION / ENERGY TRADING — 2.95%
Ormat Technologies, Inc.	588,560	$22,424,136

		22,424,136

TOTAL COMMON STOCK (Cost $614,097,068)		695,318,860

SHORT TERM INVESTMENTS — 6.85%
Lasalle Bank Corp., 4.73%, 4/7/2006	$6,000,000	5,995,270
Merrill Lynch, 4.73%, 4/5/2006	5,000,000	4,997,372
Toyota Motor Credit Corp., 4.70%, 4/3/2006	26,000,000	25,993,211
UBS Finance, 4.75%, 4/10/2006	15,000,000	14,982,188

TOTAL SHORT TERM INVESTMENTS (Cost $51,968,041)		51,968,041

TOTAL INVESTMENTS — 98.42% (Cost $666,065,109)		$747,286,900
OTHER ASSETS LESS LIABILITIES — 1.58%		12,024,258

NET ASSETS — 100.00%		$759,311,158

Footnote Legend

+	Non-income producing

See notes to financial statements.

Certified Semi-Annual Report 23

EXPENSE EXAMPLE

Thornburg Core Growth Fund	March 31, 2006 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including a 30-day redemption fee on Class I shares;

(2) ongoing costs, including management and administrative fees and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 30, 2005 and held until March 31, 2006.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 9/30/05	Ending Account Value 3/31/06	Expenses Paid During Period† 9/30/05-3/31/06
Class I Shares
Actual	$1,000.00	$1,182.80	$5.35
Hypothetical*	$1,000.00	$1,020.03	$4.95

†	Expenses are equal to the annualized expense ratio for Class I shares (0.98%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

24 Certified Semi-Annual Report

INDEX COMPARISON

Thornburg Core Growth Fund	March 31, 2006 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg Core Growth Fund versus NASDAQ Composite Index (November 3, 2003 to March 31, 2006)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended March 31, 2006

	1 Yr	Since Inception
I Shares (Incep: 11/03/03)	37.96%	20.40%
NASDAQ Composite Index (Since: 11/03/03)	18.03%	8.17%

Performance data reflects past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains. There is no up-front sales charge for Class I shares. Class I shares are subject to a 1% 30-day redemption fee.

The NASDAQ Composite Index is a market value-weighted, technology-oriented index comprised of approximately 5,000 domestic and non-US-based securities. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Certified Semi-Annual Report 25

OTHER INFORMATION

Thornburg Core Growth Fund	March 31, 2006 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Commencing August 31, 2004, information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

26 Certified Semi-Annual Report

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

February 8, 2005

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

This statement is submitted for the general information of the shareholders of Thornburg Investment Trust. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund’s investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money.

This page is not part of the Semi-Annual Report. 27

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

403(b)

A special, tax-advantaged savings vehicle available only to employees of 501(c)(3) organizations, such as charitable, educational, scientific and religious organizations. 403(b) plans are also available to employees of public schools and universities.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

28 This page is not part of the Semi-Annual Report.

This page intentionally left blank.

This page is not part of the Semi-Annual Report. 29

This page intentionally left blank.

30 This page is not part of the Semi-Annual Report.

This page intentionally left blank.

This page is not part of the Semi-Annual Report. 31

The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $22 billion. Founded in 1982, the firm manages four equity funds, eight bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and controlling risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $126 million in Thornburg Funds.

Core Strategies for Building Wealth

We deliver core strategies to help investors meet long-term goals. A core strategy is a consistent, disciplined and proven investment process that represents the foundation of a diversified portfolio.

Investment Manager:	Distributor:

119 East Marcy Street	119 East Marcy Street
Santa Fe, New Mexico 87501	Santa Fe, New Mexico 87501
800.847.0200	800.847.0200

Thornburg Investment Income Builder Fund

Current Stream of Income Plus Potential for Growth

The Fund seeks to provide a level of current income which exceeds the average yield on U.S. stocks generally, and which will generally grow, subject to periodic fluctuations, over the years on a per share basis. The Fund’s secondary investment objective is long-term capital appreciation.

The Fund invests primarily in companies (both in the U.S. and abroad) that pay dividends and, in the opinion of Thornburg Investment Management, that show the capacity to increase them. To provide additional income, the Fund also invests in bonds and hybrid securities.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg Florida Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short-and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

Thornburg’s equity research uses a fundamental, yet comprehensive, analytical approach. We invest when and where we perceive compelling value. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

Reduce paper clutter.
Receive your shareholder reports and prospectus online instead of through traditional mail.
Sign up at
www.thornburg.com/edelivery

2 This page is not part of the Semi-Annual Report.

The Dividend Landscape

To appreciate the investment environment that Thornburg Investment Income Builder Fund operates in, you may wish to review these highlights of the “dividend landscape.”

The S&P 500 Index Payout Ratio – A Historical Perspective

S&P 500 Index Payout Ratio (January 1940 to December 2005)

Source: U.S. Department of Commerce. Bureau of Economic Analysis.

The dividend payout ratio is a fraction that expresses dividend payments as a percentage of per-share earnings. By long-term historical standards, the dividend payout ratio of the S&P 500 Index is relatively low at this time.

Corporate Willingness to Pay Dividends is Improving

Percentage of Companies Paying Dividends in Russell 1000 Index (December 2004)

Source: Frank Russell, CSFB Quantitative & Equity Derivatives Strategy.

The Russell 1000 Index includes 1000 public companies that are supposed to be generally representative of corporate America. Between 1980 and 1993, at least 75% of these firms paid some dividend. Between 1994 and 2001, the percentage of Russell 1000 companies paying dividends sank to just over 50%, indicating investor and management preference for reinvesting retained earnings in growth initiatives. Now the pendulum appears to be swinging back, and the percentage of dividend payers is increasing. Long-term academic studies have shown that subsequent earnings-per-share growth of dividend-paying firms actually exceeds that of non-payers.

This page is not part of the Semi-Annual Report. 3

The Dividend Landscape

Continued

Rising Dividend Payments Despite Decreasing Dividend Yields

Over time, the dollar dividend per unit of the S&P 500 Index has increased. Because the price of the index itself has increased even more, the yield on the S&P 500 Index, as a percentage of the current index price, has generally decreased in recent decades. You should note, however, that the yield on the original investment made at a fixed point in time (say, 1970 or 1989) has increased, even without reinvestment of dividends.

Hypothetical chart is for illustration purposes only and is not indicative of an investment in any particular security. Investors may not invest directly in an index.

S&P 500 Index Average Yield vs. Annual Dividends from a One Time $10,000 Investment in the Index (Dividends not Reinvested)

Source : Bloomberg.

A Truly Diversified Dividend-Paying Portfolio Must Look Beyond the Obvious High Yield Stocks!

In the (large cap) Russell 1000 Index, 56% of the top 100 dividend payers are in the real estate or utilities sectors. In the (small cap) Russell 2000 Index, 77% of the top 100 dividend-yielding stocks are either real estate or utilities. In order to construct a diversified portfolio of attractive yielding stocks, one must look beyond these two sectors. We do!

Source: Thomson Portfolio Analytics, as of March 31, 2006; (Numbers may not add to 100% due to rounding.)

The Top 100 Dividend Yields

	Russell 1000 Index	Russell 2000 Index
Real Estate	30%	71%
Banks	15%	2%
Other Financials	6%	4%
Total Financials	51%	77%
Utilities	26%	6%
Consumer Staples	8%	2%
Materials	4%	1%
Telecom	3%	5%
Energy	3%	0%
Consumer Discretionary	2%	6%
Health Care	2%	0%
Industrials	1%	1%
Technology	0%	2%

4 This page is not part of the Semi-Annual Report.

Global Diversification Can Improve the Portfolio Yield

Average Dividend Yields of Markets Around the Globe

Source: Thomson Portfolio Analytics. as of March 31, 2006; Countries and regions above, except the U.S., are represented by MSCI indices defined on the following pages.

Since firms outside the U.S. tend to pay higher dividends than U.S. firms, particularly outside the real estate and utility sectors, we diversify the Thornburg Investment Income Builder Fund into foreign dividend-paying stocks to try to take advantage of these opportunities.

This page is not part of the Semi-Annual Report. 5

Important Information

The information presented on the following pages was current as of March 31, 2006. The managers’ views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Shares in the Fund carry risks including possible loss of principal. There are special risks associated with international investing, including currency fluctuations, government regulation, political developments, and differences in liquidity. Additionally, the Fund invests a portion of the assets in small capitalization companies which may increase the risk of greater price fluctuations.

As with direct bond ownership, funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The value of a bond will fluctuate relative to changes in interest rates; as interest rates rise, the overall price of bonds fall. Shares in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency.

Minimum investments for Class I shares are higher than those for other classes.

Glossary

Blended Index – The blended index is comprised of 25% Lehman Brothers Aggregate Bond Index and 75% MSCI World Equity Index. The Lehman Brothers Aggregate Bond Index is composed of approximately 6,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds with an average maturity of approximately 10 years. The index is weighted by the market value of the bonds included in the index. The Morgan Stanley Capital International World Equity Index is a total return index, reported in U.S. dollars, based on share prices and reinvested gross dividends of approximately 1,600 companies from 22 countries: Australia,Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

MSCI All Country Asia ex-Japan Index – a free float-adjusted market capitalization index that is designed to measure equity market performance in Asia. As of May 2005, the MSCI All Country Asia ex-Japan Index consisted of the following 11 countries: China, Hong Kong, India, Indonesia, Korea, Malaysia, Pakistan, Philippines, Singapore Free, Taiwan, and Thailand.

MSCI Country Indices (Australia, U.K. and Japan) – free float-adjusted market capitalization indices that are designed to measure equity market performance in that specific country.

MSCI Europe ex-U.K. Index – a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe. As of May 2005, the MSCI Europe Index consisted of the following 15 developed market country indices: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, and Switzerland.

MSCI EM (Emerging Markets) Latin America Index – a free float-adjusted market capitalization index that is designed to measure equity market performance in Latin America. As of May 2005 the MSCI EM Latin America Index consisted of the following seven emerging market country indices: Argentina, Brazil, Chile, Colombia, Mexico, Peru and Venezuela.

Russell 1000 Index – Consists of the 1,000 largest securities in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 Index. It is a large-cap, market-oriented index and is highly correlated with the S&P 500 Index.

Russell 2000 Index – An unmanaged index generally representative of the 2,000 smallest companies in the Russell 3000 Index, representing approximately 10% of the total market capitalization of the Russell 3000 Index.

Standard & Poor’s 500 Stock Index (S&P 500) – An unmanaged index generally representative of the U.S. stock market, without regard to company size.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by

6 This page is not part of the Semi-Annual Report.

the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

Price to Earnings Ratio (P/E) – A valuation ratio of a company’s current share price compared to its per-share earnings. P/E equals a company’s market value per share divided by earnings per share.

Weighted Average Coupon – Coupon refers to the rate of interest paid on a bond, usually expressed as a percent of its par value. A fund’s weighted average coupon is calculated by weighting each bond’s coupon by its relative size in the portfolio and taking the average.

This page is not part of the Semi-Annual Report. 7

Portfolio Overview

Thornburg Investment Income Builder Fund

IMPORTANT PERFORMANCE

INFORMATION

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

The maximum sales charge for Class A shares is 4.50%. A shares are subject to a 1% 30-day redemption fee.

MANAGEMENT TEAM

Front row, L to R: Steven Bohlin, Brad Kinkelaar, and Brian McMahon. Back row, L to R: Wendy Trevisani, Lewis Kaufman, Ed Maran,Vin Walden, and Lei Wang.

PORTFOLIO COMPOSITION

As of 3/31/06

We do not expect each sequential quarter’s dividend to increase over that of the prior quarter, since dividend payments outside the U.S. tend to be seasonal. Rather, the Fund aspires to increase the dividend paid on an annual basis. 90% of 2005’s dividend payments qualified for the lower 15% tax rate on stock dividends. In 2004 and 2003, 100% qualified. (There is no guarantee that this will be the case for future dividends.)

QUARTERLY DIVIDEND HISTORY

	Q1		Q2		Q3		Q4		Total
Class A Shares
2006	12.5	¢	N/A		N/A		N/A		N/A
2005	11.0	¢	13.6	¢	17.4	¢	29.0	¢	71.0	¢
2004	10.2	¢	12.5	¢	15.0	¢	21.8	¢	59.5	¢
2003	9.2	¢	11.2	¢	12.4	¢	17.5	¢	50.3	¢
Class C Shares
2006	10.2	¢	N/A		N/A		N/A		N/A
2005	9.1	¢	11.7	¢	15.6	¢	26.8	¢	63.2	¢
2004	8.4	¢	10.9	¢	13.7	¢	20.2	¢	53.2	¢
2003	8.3	¢	9.5	¢	10.4	¢	15.9	¢	44.1	¢

KEY PORTFOLIO ATTRIBUTES

Equity Statistics
Equity Portfolio P/E	16.2	x
Median Market Cap	$18.4	B
Equity Holdings	51
Fixed Income Statistics
Weighted Average Coupon	4.23%
Average Credit Quality	A—
Average Maturity	2.0 yrs
Duration	1.1 yrs
Bond Holdings	31
30-day SEC Yield (A Shares)	2.43%

TOP TEN EQUITY HOLDINGS

General Electric Co.	3.7%
Host Marriott Corp.	3.7%
Pfizer, Inc.	3.6%
Canadian Oil Sands Trust	3.1%
Altria Group Inc.	2.8%
Southern Copper Corp.	2.8%
Vodafone Group plc	2.6%
France Telecom SA	2.6%
OPAP SA	2.5%
Synagro Technologies, Inc.	2.4%

AVERAGE ANNUAL TOTAL RETURNS*

For periods ending March 31, 2006

	1Q ‘06	1 Yr	3 Yrs	Since Inception
A Shares (Incep: 12/24/02)
Without Sales Charge	9.23%	17.27%	22.72%	20.34%
With Sales Charge	4.29%	12.00%	20.86%	18.66%
Blended Index** (Since: 12/31/02)	4.77%	13.96%	18.03%	15.28%

*	Periods under one year are not annualized.

**	Blended Index: 75% MSCI World Equity Index/25% Lehman Brothers Aggregate Bond Index

8 This page is not part of the Semi-Annual Report.

The investment objective of Thornburg Investment Income Builder Fund is to provide a level of current income which exceeds the average yield on U.S. stocks, and which will grow, subject to periodic fluctuations, over the years. This objective remains constant over time. However, the specific investments we have used to try to reach our objective have changed over time. There is no guarantee the Fund will meet its investment objectives.

Business conditions for various industries and operating effectiveness at individual firms, change over time. Investor preferences, expressed as both absolute and relative prices, also change over time. In the view of your portfolio management team, “some doors close and others open.” As shown in the tables below, the percentage industry allocations of your Fund evolve to reflect these changing conditions.

TOP TEN INDUSTRIES

As of 3/31/06

Diversified Financials	12.4%
Energy	11.9%
Banks	8.4%
Telecommunication Services	8.2%
Real Estate	7.2%
Pharmaceuticals & Biotechnology	7.1%
Food Beverage & Tobacco	6.2%
Utilities	4.8%
Food & Staples Retailing	4.3%
Consumer Services	3.7%

TOP TEN INDUSTRIES

As of 9/30/05

Energy	15.6%
Diversified Financials	13.7%
Banks	9.4%
Utilities	8.7%
Telecommunication Services	8.5%
Pharmaceuticals & Biotechnology	7.4%
Real Estate	5.8%
Transportation	4.5%
Food Beverage & Tobacco	4.2%
Capital Goods	3.4%

TOP TEN INDUSTRIES

As of 12/31/05

Diversified Financials	15.2%
Energy	13.3%
Banks	10.2%
Utilities	8.9%
Pharmaceuticals & Biotechnology	7.9%
Real Estate	6.0%
Telecommunication Services	5.9%
Food Beverage & Tobacco	5.1%
Transportation	4.5%
Food & Staples Retailing	3.9%

TOP TEN INDUSTRIES

As of 6/30/05

Diversified Financials	14.6%
Energy	14.5%
Banks	10.6%
Telecommunication Services	9.7%
Utilities	8.4%
Pharmaceuticals & Biotechnology	6.2%
Transportation	5.4%
Materials	5.1%
Real Estate	4.4%
Food Beverage & Tobacco	2.9%

This page is not part of the Semi-Annual Report. 9

This page intentionally left blank.

10 This page is not part of the Semi-Annual Report.

2006

Certified Semi-Annual Report

Thornburg Investment Income Builder Fund

March 31, 2006

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Certified Semi-Annual Report 11

Letter to Shareholders

April 21, 2006

Dear Fellow Shareholder:

Thornburg Investment Income Builder paid dividends of 41.5¢ per A share in the six-month period ended March 31, 2006, up 26% from 32.8¢ in the comparable six-month period of the prior fiscal year. The dividend per share was higher for I shares and lower for C shares, to account for varying class specific expenses.

The median percentage increase of the most recent dividend paid by your portfolio firms was around 14% over the year-earlier level. Many of your firms increased their dividends by substantially greater percentages. In addition, rising interest rates are beginning to help your Fund’s income production from the interest bearing portion of the portfolio, after an extended period of providing little assistance. We will not always witness such significant year-over-year percentage increases in dividend income production, but it was gratifying to be able to do so this year. In addition, your Fund’s net asset value increased by $1.09 for both Class A and Class C shares, even after payment of 33.6¢ in capital gains during the six-month period under review. As of March 31, 2006 the net asset values per share of the A and C shares were $19.02 and $19.04, respectively.

In many cases, the firms that contributed most significantly to our dividend increase were also those that contributed the most to your Fund’s overall performance. Four bank and diversified financial services holdings were among your portfolio’s top ten performers during the last six months, including Hong Kong Exchanges & Clearing Ltd., AllianceBernstein Holdings LP, Bank of New York Co. Inc., and Liechtenstein Landesbank. For the record, the percentage increases in the most recently declared dividends for each of these firms over the prior year’s levels were +26%, +24%, +5%, and +27%, respectively.

Your portfolio’s top performers included two basic materials stocks, Canadian Oil Sands Trust and Southern Copper Corp. These two posted year-over-year dividend increases of +100% and +120%, respectively, due to strong oil and copper prices. U.S. hotel owner Host Marriott Corp. increased its dividend by 75%, year over year, and contributed strongly to performance, as did a newly public Hong Kong-based real estate concern (with no prior year dividend record), Agile Property Holdings Ltd. Rounding out your portfolio’s top ten performers were our bonds for Level 3 Communications and shares of FuJi Food & Catering Services, a food distributor serving workplaces and institutions in China.

Your Fund’s worst performers included several utilities and energy concerns: Dominion Resources, Snam Rete Gas (Italy), Chevron Corp., Petrochina Ltd., Datang International Power Generation Co. Ltd., and Eni S.p.A., the Italian integrated oil giant. Each of these has its own story, and we continue to hold all but Snam Rete Gas and Petrochina – both potential victims of unhelpful state interference. The utilities among this group tended to exhibit some degree of margin pressure from sharply rising input costs, which exceeded increases in their regulated or contract selling prices. These firms were not able to raise dividends significantly. The oil & gas companies had strong earnings, but investor enthusiasm for them remains muted, in part because of worries that they will squander their increasing cash hoards. Mobile telephony service providers Vodafone Group and Alltel Corp. showed share price weakness early in 2006, due to concerns about increasing competitive pressures, major acquisitions/divestitures, etc. Altria gave back some portion of the gains achieved earlier in 2005, and Hong Kong-based consumer finance firm JCG Holdings delivered enough bad news about its business and capital structure to cause us to sell the shares.

More of your stocks increased in price than fell, as you might expect from a portfolio of names that is capable of generating a median dividend increase of 14% on top of what were already well-above-average dividend yields. We remind you of our desire to own businesses that are capable of generating attractive, growing, dividend streams and that are run by managements who have the discipline and willingness to pay out surplus cash and grow their businesses. For a disciplined organization, these two objectives need not be mutually

12 Certified Semi-Annual Report

exclusive. If you have ever worked in a large business and witnessed some of the goofy “growth” ideas that are bandied about, you know what we mean!

Bond yields, while improved from their lows of last year, are not yet interesting, and the reward for taking cor-porate credit risk is meager. Yields from short term investments, however, have become interesting. The per-centage of Thornburg Investment Income Builder Fund assets invested in bonds has gradually declined during 2004 and 2005, in recognition of the lack of perceived opportunity to further the mission of the Fund in this asset class, given recent prices. We believe both government bond yields and credit spreads will improve in the quarters to come. In the meantime, we have begun to allocate more of the portfolio to money market investments during the first calendar quarter of 2006. At March 31, 2006, domestic stocks, including preferred stocks, comprised around 42% of the portfolio; foreign stocks around 45%; and interest bearing investments 13% of your portfolio. If present trends persist, we expect the latter percentage to gradually rise during the remaining months of 2006.

We look forward to the coming quarters, recognizing that 2006 will present challenges. Consensus operating earnings per unit of the S&P 500 Index, around $76 for 2005, are forecast to be $82 for 2006. Exchange rate cross currents and varying abilities to pass through volatile costs will create winners and losers among businesses in 2006. Dividend payouts on both U.S. and European corporate earnings are modest. We believe there is a high probability that dividend growth will exceed earnings growth in future years, but this outcome in the U.S. may depend to a certain degree upon the extension of “dividend tax relief” beyond 2008. We repeat aquestion we posed last year: Don’t you agree that highly paid corporate chiefs should be able to dividend out more than $24 (the current expected dividend per unit for the S&P 500 Index portfolio), out of 2006 operating earnings that are expected to exceed $80 per unit? Cash is piling up on business balance sheets, with Federal Reserve data showing an incremental accumulation of more than $1 trillion in the last five years. Stay tuned.

Thank you for being a shareholder of Thornburg Investment Income Builder Fund. Remember that you can re-view descriptions of many of the stocks in your portfolio at your leisure by going to our internet site,www.thornburg.com/funds. Best wishes for a wonderful summer.

Sincerely,

Brian McMahon	Brad Kinkelaar	Steven J. Bohlin
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager
President & Chief Investment Officer	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction,assessment,analysis or outlook for individual securities,industries,investment styles, market sectors and/or markets. These statements involve risks anduncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities marketsgenerally,could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Semi-Annual Report 13

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Investment Income Builder Fund	March 31, 2006 (Unaudited)

ASSETS
Investments at value (cost $1,211,815,088)	$1,352,205,833
Cash	4,454,325
Receivable for investments sold	7,197,476
Receivable for fund shares sold	10,930,750
Unrealized gain on forward exchange contracts (Note 7)	696,966
Dividends receivable	5,957,570
Interest receivable	866,056
Prepaid expenses and other assets	61,689

Total Assets	1,382,370,665

LIABILITIES
Payable for securities purchased	68,185,322
Payable for fund shares redeemed	1,011,505
Unrealized loss on forward exchange contracts (Note 7)	835,615
Payable to investment advisor and other affiliates (Note 3)	1,400,424
Deferred tax payable	77,037
Accounts payable and accrued expenses	227,814
Dividends payable	107,337

Total Liabilities	71,845,054

NET ASSETS	$1,310,525,611

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(263,690)
Net unrealized appreciation on investments	140,183,712
Accumulated net realized gain (loss)	39,941,451
Net capital paid in on shares of beneficial interest	1,130,664,138

$1,310,525,611

14 Certified Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2006 (Unaudited)

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($667,799,790 applicable to 35,101,424 shares of beneficial interest outstanding - Note 4)	$19.02
Maximum sales charge, 4.50% of offering price	0.90

Maximum offering price per share	$19.92

Class C Shares:
Net asset value and offering price per share * ($456,735,661 applicable to 23,990,273 shares of beneficial interest outstanding - Note 4)	$19.04

Class I Shares:
Net asset value, offering and redemption price per share ($185,401,736 applicable to 9,683,222 shares of beneficial interest outstanding - Note 4)	$19.15

Class R1 Shares:
Net asset value, offering and redemption price per share ($588,424 applicable to 30,945 shares of beneficial interest outstanding - Note 4)	$19.01

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Semi-Annual Report 15

STATEMENT OF OPERATIONS

Thornburg Investment Income Builder Fund	Six Months Ended March 31, 2006 (Unaudited)

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $647,980)	$22,464,191
Interest income	3,867,566

Total Income	26,331,757

EXPENSES:
Investment advisory fees (Note 3)	4,590,693
Administration fees (Note 3)
Class A Shares	352,940
Class C Shares	234,311
Class I Shares	37,161
Class R1 Shares	246
Distribution and service fees (Note 3)
Class A Shares	705,876
Class C Shares	1,887,639
Class R1 Shares	888
Transfer agent fees
Class A Shares	248,545
Class C Shares	180,715
Class I Shares	34,501
Class R1 Shares	7,438
Registration and filing fees
Class A Shares	17,189
Class C Shares	15,296
Class I Shares	14,222
Class R1 Shares	6,663
Custodian fees (Note 3)	255,203
Professional fees	31,818
Accounting fees	42,293
Trustee fees	13,176
Other expenses	114,035

Total Expenses	8,790,848
Less:
Expenses reimbursed by investment advisor (Note 3)	(541,320)
Fees paid indirectly (Note 3)	(13,749)

Net Expenses	8,235,779

Net Investment Income	$18,095,978

16 Certified Semi-Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Investment Income Builder Fund	Six Months Ended March 31, 2006 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments sold	$38,593,268
Foreign currency transactions	2,430,852

41,024,120

Net change in unrealized appreciation (depreciation) on:
Investments (net of change in deferred taxes payable of $229,929)	60,368,961
Foreign currency translations	(1,353,497)

59,015,464

Net Realized and Unrealized Gain	100,039,584

Net Increase in Net Assets Resulting From Operations	$118,135,562

See notes to financial statements.

Certified Semi-Annual Report 17

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Investment Income Builder Fund	(Unaudited)*

	*Six Months Ended March 31, 2006	Year Ended September 30, 2005
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$18,095,978	$27,694,765
Net realized gain on investments and foreign currency transactions	41,024,120	19,208,885
Increase (Decrease) in unrealized appreciation (depreciation) on investments, foreign currency translation, and deferred taxes	59,015,464	56,812,692

Net Increase (Decrease) in Net Assets Resulting from Operations	118,135,562	103,716,342
DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(12,985,047)	(13,160,919)
Class C Shares	(7,638,286)	(7,462,307)
Class I Shares	(3,583,264)	(2,791,906)
Class R1 Shares	(8,567)	(2,854)
From realized gains
Class A Shares	(10,140,082)	(11,306)
Class C Shares	(6,660,050)	(7,266)
Class I Shares	(2,568,880)	(1,756)
Class R1 Shares	(6,756)	—
FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	113,739,374	247,700,405
Class C Shares	93,504,916	166,392,249
Class I Shares	45,665,692	87,260,594
Class R1 Shares	277,649	271,714

Net Increase in Net Assets	327,732,261	581,902,990
NET ASSETS:
Beginning of period	982,793,350	400,890,360

End of period	$1,310,525,611	$982,793,350

See notes to financial statements.

18 Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Investment Income Builder Fund	March 31, 2006 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Investment Income Builder Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on December 24, 2002. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing eleven series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term Income Fund, Thornburg Florida Intermediate Municipal Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg New York Intermediate Municipal Fund and Thornburg Core Growth Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund pursues its investment objectives by investing in a broad range of income producing securities, primarily stocks and bonds.

The Fund currently offers four classes of shares of beneficial interest: Class A, Class C, Institutional Class (Class I), and Retirement Class (Class R1). Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, (iv) Class R1 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, and (v) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable, to specific classes including transfer agent fees, government registration fees, certain printing and postage costs, and administration and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Securities: Investments are stated at value based on latest sales prices, normally at 4:00 pm EST reported on national securities exchanges on the last business day of the period. Investments for which no sale is reported are valued at the mean between bid and asked prices or in accordance with such other method as the Trustees may authorize. In any case where a market quotation is not readily available, the Trust’s valuation and pricing committee determines a fair value for the investment using factors approved by the Trustees. Short term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amount of interest recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable income, including any net realized gain on investments of the Funds to the shareholders. Therefore, no provision for Federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on

Certified Semi-Annual Report 19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2006 (Unaudited)

the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the period ended March 31, 2006, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Fund also has an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the period ended March 31, 2006, the Advisor voluntarily reimbursed certain class specific expenses, administrative fees, and distribution fees of $489,800 for Class C shares, $37,412 for Class I shares, and $14,108 for Class R1 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the Distributor of the Fund’s shares. For the period ended March 31, 2006, the Distributor has advised the Fund that it earned commissions aggregating $241,136 from the sale of Class A shares of the Fund and collected contingent deferred sales charges aggregating $28,125 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of its average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R1 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R1 shares of the Fund at an annual rate of up to .75 of 1% of the average daily net assets attributable to Class C and Class R1 shares. Total fees incurred by each class of shares of the Fund under its respective Service and Distribution Plans are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the period ended March 31, 2006, fees paid indirectly were $13,749. This figure may include additional fees waived by the Custodian.

Certain officers and Trustees of the Trust are also officers and/or Directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

20 Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2006 (Unaudited)

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2006, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Period Ended March 31, 2006		Year Ended September 30, 2005
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	7,669,564	$137,948,938	15,824,625	$272,463,968
Shares issued to shareholders in reinvestment of dividends	1,060,380	18,639,214	582,139	10,174,628
Shares repurchased	(2,395,283)	(42,861,380)	(2,029,458)	(34,963,867)
Redemption fees received**	—	12,602	—	25,676

Net Increase (Decrease)	6,334,661	$113,739,374	14,377,306	$247,700,405

Class C Shares
Shares sold	5,593,301	$101,077,690	10,240,222	$176,652,670
Shares issued to shareholders in reinvestment of dividends	589,929	10,352,685	278,319	4,873,053
Shares repurchased	(994,962)	(17,926,379)	(878,803)	(15,133,474)
Redemption fees received**	—	920	—	—

Net Increase (Decrease)	5,188,268	$93,504,916	9,639,738	$166,392,249

Class I Shares
Shares sold	2,607,793	$47,305,036	5,095,258	$88,334,328
Shares issued to shareholders in reinvestment of dividends	286,809	5,093,396	133,505	2,350,289
Shares repurchased	(370,314)	(6,738,285)	(195,879)	(3,428,955)
Redemption fees received**	—	5,545	—	4,932

Net Increase (Decrease)	2,524,288	$45,665,692	5,032,884	$87,260,594

Class R1 Shares*
Shares sold	16,162	$292,549	15,475	$269,569
Shares issued to shareholders in reinvestment of dividends	863	15,217	159	2,832
Shares repurchased	(1,674)	(30,118)	(40)	(687)
Redemption fees received**	—	1	—	—

Net Increase (Decrease)	15,351	$277,649	15,594	$271,714

*	Effective date of Class R1 shares was February 1, 2005.

**	The Fund charges a redemption fee of 1% of the Class A & Class I shares exchanged within 30 days of purchase. Prior to February 1, 2006, the Fund charged a redemption fee of 1% of the Class A & Class I shares exchanged within 90 days of purchase. Redemption fees charged to any Class are allocated to all Classes upon receipt of payment based on relative net asset values of each Class or other appropriate allocation methods.

Certified Semi-Annual Report 21

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2006 (Unaudited)

NOTE 5 – SECURITIES TRANSACTIONS

For the period ended March 31, 2006, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $572,366,244 and $392,661,820, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2006, information on the tax components of capital is as follows:

Cost of investments for tax purpose	$1,216,163,831

Gross unrealized appreciation on a tax basis	$144,144,888
Gross unrealized depreciation on a tax basis	(8,102,886)

Net unrealized appreciation (depreciation) on investments (tax basis)	$136,042,002

At March 31, 2006, the Fund had deferred tax basis currency losses occurring subsequent to October 31, 2004 of $143,354. For tax purposes, such losses will be reflected in the year ending September 30, 2006.

NOTE 7 – FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

During the period ended March 31, 2006, the Fund was a party to financial instruments with off-balance sheet risks, primarily currency forward exchange contracts. A forward exchange contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed upon future date. These contracts are purchased in order to minimize the risk to the Fund with respect to its foreign stock transactions from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign stock transactions. These instruments may involve market risks in excess of the amount recognized on the Statement of Assets and Liabilities. Such risks would arise from the possible inability of counter-parties to meet the terms of their contracts, future movement in currency value and interest rates and contract positions that are not exact offsets. These contracts are reported in the financial statements at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the dates of entry into the contract. There are special risks associated with international investing, including currency fluctuations, government regulation, political developments, and differences in liquidity.

CONTRACTS TO SELL:

Contracts	Contract Value Date	Unrealized Gain/(Loss)
20,000,000 Euro Dollar for 23,720,600 USD	May 31, 2006	$(646,079)
25,400,000 Greater British Pound for 44,042,076 USD	June 30, 2006	(186,091)
25,000,000 Euro Dollar for 30,526,750 USD	July10, 2006	(3,445)

Unrealized loss from forward exchange contracts:		(835,615)

25,000,000 Greater British Pound for 44,213,000 USD	June 05, 2006	696,966

Unrealized gain from forward exchange contracts:		696,966

Net unrealized gain (loss) from forward Exchange contracts		$(138,649)

22 Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS

Thornburg Investment Income Builder Fund	(Unaudited)*

	*Six Months Ended March 31, 2006		Year Ended September 30,		Period Ended September 30, 2003(c)
			2005	2004
Class A Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$17.93		$15.60	$13.77	$11.94

Income from investment operations:
Net investment income	0.31		0.73	0.72	0.56
Net realized and unrealized gain (loss) on investments	1.54		2.24	1.66	1.60

Total from investment operations	1.85		2.97	2.38	2.16

Less dividends from:
Net investment income	(0.42)		(0.64)	(0.55)	(0.33)
Net realized gains	(0.34)		—	—	—

Total dividends	(0.76)		(0.64)	(0.55)	(0.33)

Change in net asset value	1.09		2.33	1.83	1.83
NET ASSET VALUE, end of period	$19.02		$17.93	$15.60	$13.77

RATIOS/SUPPLEMENTAL DATA
Total return(a)	10.68%		19.21%	17.40%	18.25%
Ratios to average net assets:
Net investment income	3.44	% (b)	4.26%	4.72%	5.65	% (b)
Expenses, after expense reductions	1.40	% (b)	1.47%	1.50%	1.61	% (b)
Expenses, after expense reductions and net of custody credits	1.39	% (b)	1.47%	1.49%	1.60	% (b)
Expenses, before expense reductions	1.40	% (b)	1.47%	1.50%	1.74	% (b)
Portfolio turnover rate	37.02%		76.76%	109.21%	52.10%
Net assets at end of period (000)	$667,800		$515,915	$224,522	$73,083

(a)	Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.

(b)	Annualized.

(c)	Fund commenced operations on December 24, 2002.

+	Based on weighted average shares outstanding.

Certified Semi-Annual Report 23

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Investment Income Builder Fund	(Unaudited)*

	*Six Months Ended March 31, 2006		Year Ended September 30,		Period Ended September 30, 2003(c)
			2005	2004
Class C Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$17.95		$15.62	$13.79	$11.94

Income from investment operations:
Net investment income	0.26		0.66	0.66	0.51
Net realized and unrealized gain (loss) on investments	1.54		2.24	1.66	1.62

Total from investment operations	1.80		2.90	2.32	2.13

Less dividends from:
Net investment income	(0.37)		(0.57)	(0.49)	(0.28)
Net realized gains	(0.34)		—	—	—

Total dividends	(0.71)		(0.57)	(0.49)	(0.28)

Change in net asset value	1.09		2.33	1.83	1.85
NET ASSET VALUE, end of period	$19.04		$17.95	$15.62	$13.79

RATIOS/SUPPLEMENTAL DATA
Total return(a)	10.40%		18.70%	16.89%	18.01%
Ratios to average net assets:
Net investment income	2.94	% (b)	3.84%	4.33%	5.10	% (b)
Expenses, after expense reductions	1.90	% (b)	1.90%	1.89%	1.91	% (b)
Expenses, after expense reductions and net of custody credits	1.90	% (b)	1.89%	1.89%	1.90	% (b)
Expenses, before expense reductions	2.16	% (b)	2.23%	2.25%	2.55	% (b)
Portfolio turnover rate	37.02%		76.76%	109.21%	52.10%
Net assets at end of period (000)	$456,736		$337,489	$143,122	$39,613

(a)	Not annualized for periods less than one year.

(b)	Annualized.

(c)	Fund commenced operations on December 24, 2002.

+	Based on weighted average shares outstanding.

24 Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Investment Income Builder Fund	(Unaudited)*

	*Six Months Ended March 31, 2006		Year Ended September 30, 2005	Period Ended September 30, 2004(c)
Class I Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$18.03		$15.64	$14.45

Income from investment operations:
Net investment income (loss)	0.35		0.84	0.74
Net realized and unrealized gain (loss) on investments	1.55		2.22	1.01

Total from investment operations	1.90		3.06	1.75

Less dividends from:
Net investment income	(0.44)		(0.67)	(0.56)
Net realized gains	(0.34)		—	—

Total dividends	(0.78)		(0.67)	(0.56)

Change in net asset value	1.12		2.39	1.19
NET ASSET VALUE, end of period	$19.15		$18.03	$15.64

RATIOS/SUPPLEMENTAL DATA
Total return(a)	10.94%		19.73%	12.19%
Ratios to average net assets:
Net investment income (loss)	3.86	% (b)	4.86%	5.33	% (b)
Expenses, after expense reductions	0.99	% (b)	1.00%	0.99	% (b)
Expenses, after expense reductions and net of custody credits	0.99	% (b)	0.99%	0.99	% (b)
Expenses, before expense reductions	1.04	% (b)	1.09%	1.21	% (b)
Portfolio turnover rate	37.02%		76.76%	109.21%
Net assets at end of period (000)	$185,402		$129,110	$33,247

(a)	Not annualized for periods less than one year.

(b)	Annualized.

(c)	Effective date of Class I Shares was November 1, 2003.

+	Based on weighted average shares outstanding.

Certified Semi-Annual Report 25

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Investment Income Builder Fund	(Unaudited)*

	*Six Months Ended March 31, 2006		Period Ended September 30, 2005(c)
Class R1 Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$17.93		$16.98

Income from investment operations:
Net investment income	0.31		0.50
Net realized and unrealized gain (loss) on investments	1.52		0.79

Total from investment operations	1.83		1.29

Less dividends from:
Net investment income	(0.41)		(0.34)
Net realized gains	(0.34)		—

Total dividends	(0.75)		(0.34)

Change in net asset value	1.08		0.95
NET ASSET VALUE, end of period	$19.01		$17.93

RATIOS/SUPPLEMENTAL DATA
Total return(a)	10.56%		7.67%
Ratios to average net assets:
Net investment income	3.45	% (b)	4.27	% (b)
Expenses, after expense reductions	1.50	% (b)	1.50	% (b)
Expenses, after expense reductions and net of custody credits	1.50	% (b)	1.49	% (b)
Expenses, before expense reductions	8.64	% (b)	28.93	% (b)†
Portfolio turnover rate	37.02%		76.76%
Net assets at end of period (000)	$588		$280

(a)	Not annualized for periods less than one year.

(b)	Annualized.

(c)	Effective date of Class R1 Shares was February 1, 2005.

†	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

+	Based on weighted average shares outstanding.

26 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS

Thornburg Investment Income Builder Fund	March 31, 2006 (Unaudited)

CUSIPS: CLASS A - 885-215-558, CLASS C - 885-215-541, CLASS I - 885-215-467, CLASS R1 - 885-215-384

NASDAQ SYMBOLS: CLASS A - TIBAX, CLASS C - TIBCX, CLASS I - TIBIX, CLASS R1 - TIBRX

SUMMARY OF INDUSTRY EXPOSURE

As of 3/31/06

Diversified Financials	12.4%
Energy	11.9%
Banks	8.4%
Telecommunication Services	8.2%
Real Estate	7.2%
Pharmaceuticals & Biotechnology	7.1%
Food Beverage & Tobacco	6.2%
Utilities	4.8%
Food & Staples Retailing	4.3%
Consumer Services	3.7%
Capital Goods	3.7%
Transportation	3.3%
Commercial Services & Supplies	2.8%
Materials	2.8%
Software & Services	2.1%
Media	1.2%
Automobiles & Components	1.1%
Technology Hardware & Equipment	0.4%
Insurance	0.4%
Cash	3.9%
U.S.Treasury Securities	3.5%
Taxable Municipal Bonds	0.4%
U.S. Government Agencies	0.2%

SUMMARY OF COUNTRY EXPOSURE

As of 3/31/06

United States	51.8%
United Kingdom	13.3%
France	6.1%
Canada	5.2%
Hong Kong	4.6%
Peru	2.8%
Greece	2.5%
China	2.1%
Germany	2.0%
Switzerland	2.0%
Italy	1.8%
India	1.1%
Malaysia	0.7%
Ireland	0.1%
Other Assets and Cash Equivalents	3.9%

	Shares/ Principal Amount	Value
COMMON STOCK — 84.62%
AUTOMOBILES & COMPONENTS — 1.09%
AUTOMOBILES — 1.09%
Hero Honda Motors Ltd.	714,000	$14,296,045

		14,296,045

Certified Semi-Annual Report 27

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2006 (Unaudited)

	Shares/ Principal Amount	Value
BANKS — 7.52%
COMMERCIAL BANKS — 7.52%
Bank of America Corp.	350,000	$15,939,000
Barclays plc	2,000,000	23,427,717
Liechtenstein Landesbank	36,000	26,475,262
Lloyds TSB Group plc	1,500,000	14,361,869
Royal Bank of Scotland Group plc	563,615	18,360,423

		98,564,271

CAPITAL GOODS — 3.72%
INDUSTRIAL CONGLOMERATES — 3.72%
General Electric Co.	1,400,000	48,692,000

		48,692,000

COMMERCIAL SERVICES & SUPPLIES — 2.38%
COMMERCIAL SERVICES & SUPPLIES — 2.38%
Synagro Technologies, Inc.(1)	6,250,000	31,250,000

		31,250,000

CONSUMER SERVICES — 3.73%
HOTELS RESTAURANTS & LEISURE — 3.73%
Berjaya Sports Toto Berhad	7,000,000	8,894,681
Gondola Holdings plc	1,250,000	7,435,300
OPAP SA	850,000	32,540,762

		48,870,743

DIVERSIFIED FINANCIALS — 10.78%
CAPITAL MARKETS — 3.28%
The Bank of New York Co., Inc.	850,000	30,634,000
WP Stewart & Co. Ltd.	584,200	12,314,936
DIVERSIFIED FINANCIAL SERVICES — 7.50%
AllianceBernstein Hldgs. LP	350,000	23,187,500
Citigroup, Inc.	575,000	27,157,250
Hong Kong Exchanges & Clearing Ltd.	4,500,000	27,110,355
JPMorgan Chase & Co.	500,000	20,820,000

		141,224,041

ENERGY — 11.90%
ENERGY EQUIPMENT & SERVICES — 2.09%
Precision Drilling Trust	850,000	27,439,568
OIL, GAS & CONSUMABLE FUELS — 9.81%
BP Amoco ADR	400,000	27,576,000
Canadian Oil Sands Trust	285,000	40,944,626
Chevron Corp.	400,000	23,188,000
ConocoPhillips	200,000	12,630,000
Eni S.p.A.	850,000	24,225,019

		156,003,213

28 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2006 (Unaudited)

	Shares/ Principal Amount	Value
FOOD & STAPLES RETAILING — 4.31%
FOOD & STAPLES RETAILING — 2.98%
Carrefour SA	378,000	$20,142,039
Tesco plc	3,300,000	18,940,448
FOOD & STAPLES RETAILING — 1.33%
FuJi Food & Catering Services	8,375,100	17,376,286

		56,458,773

FOOD BEVERAGE & TOBACCO — 6.19%
FOOD PRODUCTS — 1.29%
Reddy Ice Holdings, Inc.	760,000	16,879,600
TOBACCO — 4.90%
Altria Group, Inc.	525,000	37,201,500
UST Inc.	650,000	27,040,000

		81,121,100

MATERIALS — 2.77%
METALS & MINING — 2.77%
Southern Copper Corp.	430,000	36,326,400

		36,326,400

MEDIA — 1.13%
MEDIA — 1.13%
M6 Metropole Television	500,000	14,875,118

		14,875,118

PHARMACEUTICALS & BIOTECHNOLOGY — 6.78%
PHARMACEUTICALS — 6.78%
GlaxoSmithKline plc	1,150,000	30,102,094
Pfizer, Inc.	1,900,000	47,348,000
Sanofi-Aventis	120,000	11,433,995

		88,884,089

REAL ESTATE — 7.10%
REAL ESTATE — 7.10%
Agile Property Holdings Ltd.+	12,196,000	10,215,787
Equity Inns, Inc.	700,000	11,340,000
Highland Hospitality Corp.	1,800,000	22,878,000
Host Marriott Corp.	2,270,000	48,578,000

		93,011,787

SOFTWARE & SERVICES — 2.08%
SOFTWARE — 2.08%
Microsoft Corp.	1,000,000	27,210,000

		27,210,000

Certified Semi-Annual Report 29

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2006 (Unaudited)

	Shares/ Principal Amount	Value
TELECOMMUNICATION SERVICES — 5.16%
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.58%
France Telecom SA	1,500,000	$33,792,190
WIRELESS TELECOMMUNICATION SERVICES — 2.58%
Vodafone Group plc	16,127,000	33,798,934

		67,591,124

TRANSPORTATION — 3.27%
TRANSPORTATION INFRASTRUCTURE — 3.27%
Hopewell Highway	13,643,500	10,197,527
Macquarie Infrastructure Co.	600,000	19,500,000
Shenzhen Chiwan Wharf Holdings Ltd.	7,499,939	13,144,308

		42,841,835

UTILITIES — 4.71%
ELECTRIC UTILITIES — 1.73%
Datang International Power Generation Co. Ltd.	14,999,000	9,471,079
E. ON AG	120,000	13,227,021
MULTI-UTILITIES — 2.98%
Dominion Resources, Inc.	370,000	25,541,100
RWE AG	155,000	13,512,142

		61,751,342

TOTAL COMMON STOCK (Cost $973,390,055)		1,108,971,881

PREFERRED STOCK — 2.01%
BANKS — 0.93%
COMMERCIAL BANKS — 0.93%
First Tennessee Bank	12,000	12,160,500

		12,160,500

DIVERSIFIED FINANCIALS — 1.08%
DIVERSIFIED FINANCIAL SERVICES — 1.08%
Lehman Brothers Holdings, Inc.	140,000	3,563,000
Merrill Lynch & Co., Inc.	420,000	10,684,800

		14,247,800

TOTAL PREFERRED STOCK (Cost $26,008,250)		26,408,300

30 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2006 (Unaudited)

	Shares/ Principal Amount	Value
CORPORATE BONDS — 3.65%
COMMERCIAL SERVICES & SUPPLIES — 0.44%
COMMERCIAL SERVICES & SUPPLIES — 0.44%
Allied Waste North America, Inc., 6.375%, 4/15/2011	$500,000	$489,375
Valassis Communications, 6.625%, 1/15/2009	5,000,000	5,083,375
Waste Management, Inc., 7.375%, 8/1/2010	175,000	186,690

		5,759,440

DIVERSIFIED FINANCIALS — 0.54%
DIVERSIFIED FINANCIAL SERVICES — 0.54%
Capital One Bank, 6.70%, 5/15/2008	655,000	671,923
Capital One Bank, 6.50%, 6/13/2013	1,500,000	1,560,864
SLM Corp. CPI Floating Rate Note, 6.11%, 1/31/2014	3,080,000	2,962,529
SLM Corp. CPI Floating Rate Note, 4.62%, 3/2/2009	2,000,000	1,941,700

		7,137,016

INSURANCE — 0.35%
INSURANCE — 0.35%
AAG Holding Co., Inc., 6.875%, 6/1/2008	335,000	343,092
Hartford Life, Inc., 7.10%, 6/15/2007	400,000	407,792
Liberty Mutual Group, Inc., 5.75%, 3/15/2014	1,000,000	972,087
Old Republic International Corp., 7.00%, 6/15/2007	1,000,000	1,013,424
Pacific Life Global Funding CPI Floating Rate Note, 6.165%, 2/6/2016	2,000,000	1,894,480

		4,630,875

MEDIA — 0.09%
MEDIA — 0.09%
AOL Time Warner, Inc., 6.875%, 5/1/2012	425,000	445,602
Independent News & Media plc, 5.75%, 5/17/2009	600,000	755,590

		1,201,192

PHARMACEUTICALS & BIOTECHNOLOGY — 0.36%
BIOTECHNOLOGY — 0.36%
Tiers Inflation Linked Trust Series Wyeth 2004 21 Trust Certificate
CPI Floating Rate Note, 6.198%, 2/1/2014	5,000,000	4,728,900

		4,728,900

REAL ESTATE — 0.12%
REAL ESTATE — 0.12%
MDC Holdings, Inc., 7.00%, 12/1/2012	1,500,000	1,521,519

		1,521,519

Certified Semi-Annual Report 31

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2006 (Unaudited)

	Shares/ Principal Amount	Value
TECHNOLOGY HARDWARE & EQUIPMENT — 0.41%
COMPUTERS & PERIPHERALS — 0.26%
Jabil Circuit, Inc., 5.875%, 7/15/2010	$3,385,000	$3,389,076
TECHNOLOGY HARDWARE & EQUIPMENT — 0.15%
Cisco Systems, Inc., 4.85%, 2/20/2009	2,000,000	2,001,450

		5,390,526

TELECOMMUNICATION SERVICES — 1.23%
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.23%
Level 3 Communications, Inc., 11.50%, 3/1/2010	6,500,000	6,321,250
Level 3 Financing, Inc., 12.25%, 3/15/2013	7,000,000	7,245,000
TCI Communications, Inc., 7.875%, 8/1/2013	2,285,000	2,508,167

		16,074,417

UTILITIES — 0.11%
GAS UTILITIES — 0.11%
Sonat, Inc., 7.625%, 7/15/2011	1,400,000	1,442,000

		1,442,000

TOTAL CORPORATE BONDS (Cost $46,761,557)		47,885,885

CONVERTIBLE BONDS — 1.80%
DIVERSIFIED FINANCIALS — 0.01%
CAPITAL MARKETS — 0.01%
E-Trade Financial Corp., 6.00%, 2/1/2007	132,000	150,645

		150,645

TELECOMMUNICATION SERVICES — 1.79%
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.79%
Level 3 Communications, Inc., 6.00%, 3/15/2010	29,080,000	23,082,250
Level 3 Communications, Inc., 6.00%, 9/15/2009	397,000	336,457

		23,418,707

TOTAL CONVERTIBLE BONDS (Cost $20,104,308)		23,569,352

TAXABLE MUNICIPAL BONDS — 0.44%
Short Pump Town Center Community Development, 6.26%, 2/1/2009	2,000,000	2,003,940
Victor New York, 9.05%, 5/1/2008	1,690,000	1,699,870
Victor New York, 9.20%, 5/1/2014	2,000,000	2,033,440

TOTAL TAXABLE MUNICIPAL BONDS (Cost $5,874,305)		5,737,250

32 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2006 (Unaudited)

	Shares/ Principal Amount	Value
U.S. GOVERNMENT AGENCIES — 0.15%
Federal National Mtg Assoc CPI Floating Rate Note, 4.556%, 2/17/2009	$2,000,000	$1,949,300

TOTAL U.S. GOVERNMENT AGENCIES (Cost $2,000,000)		1,949,300

U.S.TREASURY SECURITIES — 3.42%
United States Treasury Bills, 4.58%, 4/27/2006	25,000,000	24,924,950
United States Treasury Bills, 4.475%, 6/8/2006	20,000,000	19,836,240

TOTAL U.S.TREASURY SECURITIES (Cost $44,753,939)		44,761,190

SHORT TERM INVESTMENTS — 7.09%
American General Finance Corp. - ECN, 4.81%, 4/13/2006	19,000,000	18,969,537
Rabobank USA Financial Corp., 4.75%, 4/3/2006	5,000,000	4,998,680
Toyota Motor Credit Corp., 4.56%, 4/3/2006	40,000,000	39,989,867
Toyota Motor Credit Corp. - Puerto Rico, 4.70%, 4/7/2006	10,000,000	9,992,167
UBS Finance, 4.75%, 4/12/2006	19,000,000	18,972,423

TOTAL SHORT TERM INVESTMENTS (Cost $92,922,674)		92,922,674

TOTAL INVESTMENTS — 103.18% (Cost $1,211,815,088)		$1,352,205,833
LIABILITIES NET OF OTHER ASSETS — (3.18)%		(41,680,222)

NET ASSETS — 100.00%		$1,310,525,611

Footnote Legend

+	Non-income producing

(1)	Investment in Affiliates

Holdings of voting securities of each portfolio company which is considered “affiliated” to the Fund under the Investment Company Act of 1940 because the Fund’s holding represented 5% or more of the company’s voting securities during the period, are shown below:

See notes to financial statements.

Issuer	Shares at Sept. 30, 2005	Gross Additions	Gross Reductions	Shares at Mar 31, 2006	Market Value Mar 31, 2006	Dividend Income
Synagro Technologies, Inc.	5,924,455	325,545	—	6,250,000	31,250,000	1,250,000

Total non-controlled “affiliated companies” — 2.38% of Net Assets

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depository Receipt

Certified Semi-Annual Report 33

EXPENSE EXAMPLE

Thornburg Investment Income Builder Fund	March 31, 2006 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A Shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(d) a 30-day redemption fee on Class A and Class I shares;

(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 30, 2005 and held until March 31, 2006.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 9/30/05	Ending Account Value 3/31/06	Expenses Paid During Period† 9/30/05–3/31/06
Class A Shares
Actual	$1,000.00	$1,106.80	$7.32
Hypothetical*	$1,000.00	$1,017.99	$7.01
Class C Shares
Actual	$1,000.00	$1,104.00	$9.96
Hypothetical*	$1,000.00	$1,015.47	$9.54
Class I Shares
Actual	$1,000.00	$1,109.40	$5.20
Hypothetical*	$1,000.00	$1,020.00	$4.98
Class R1 Shares
Actual	$1,000.00	$1,105.60	$7.83
Hypothetical*	$1,000.00	$1,017.49	$7.51

†	Expenses are equal to the annualized expense ratio for each class (A: 1.39%; C: 1.90%; I: 0.99%; and R1: 1.49%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

34 Certified Semi-Annual Report

INDEX COMPARISON

Thornburg Investment Income Builder Fund	March 31, 2006 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg Investment Income Builder Fund versus Blended Index (December 31, 2002 to March 31, 2006)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended March 31, 2006 (with sales charge)

	1Yr	Since Inception
A Shares (Incep: 12/24/02)	12.00%	18.66%
C Shares (Incep: 12/24/02)	15.73%	19.86%
R1 Shares (Incep: 2/01/05)	17.06%	16.23%
Blended Index (Since: 12/31/02)	13.96%	15.28%

Performance data reflects past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% contingent deferred sales charge (CDSC) for the first year only. There is no up-front sales charge for Class R1 shares. Class R1 shares are available only to certain qualified investors. Class A shares are subject to a 1% 30-day redemption fee.

The blended index is comprised of 25% Lehman Brothers Aggregate Bond Index and 75% MSCI World Equity Index. The Lehman Brothers Aggregate Bond Index is composed of approximately 6,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds with an average maturity of approximately 10 years. The index is weighted by the market value of the bonds included in the index. The Morgan Stanley Capital International World Equity Index is a total return index, reported in U.S. dollars, based on share prices and reinvested gross dividends. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Certified Semi-Annual Report 35

OTHER INFORMATION

Thornburg Investment Income Builder Fund	March 31, 2006 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Commencing August 31, 2004, information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

36 Certified Semi-Annual Report

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

February 8, 2005

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

This statement is submitted for the general information of the shareholders of Thornburg Investment Trust. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund’s investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money.

Certified Semi-Annual Report 37

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

403(b)

A special, tax-advantaged savings vehicle available only to employees of 501(c)(3) organizations, such as charitable, educational, scientific and religious organizations. 403(b) plans are also available to employees of public schools and universities.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

38 Certified Semi-Annual Report

This page intentionally left blank.

Certified Semi-Annual Report 39

The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $22 billion. Founded in 1982, the firm manages four equity funds, eight bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and controlling risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $126 million in Thornburg Funds.

Core Strategies for Building Wealth

We deliver core strategies to help investors meet long-term goals. A core strategy is a consistent, disciplined and proven investment process that represents the foundation of a diversified portfolio.

Investment Manager:	Distributor:

119 East Marcy Street	119 East Marcy Street
Santa Fe, New Mexico 87501	Santa Fe, New Mexico 87501
800.847.0200	800.847.0200

Thornburg Investment Management®

Core Strategies for Building Wealth

Thornburg Investment Income Builder Fund

I Shares

Informational Brochure and
Semi-Annual Report – March 31, 2006

Ranked #1
in Income Funds Category by Lipper Inc. for one-year total returns as of 12/31/05, among 259 funds

LIPPER
A REUTERS COMPANY

Current stream of income plus potential for growth.

Thornburg Investment Income Builder Fund

Current Stream of Income Plus Potential for Growth

The Fund seeks to provide a level of current income which exceeds the average yield on U.S. stocks generally, and which will generally grow, subject to periodic fluctuations, over the years on a per share basis. The Fund’s secondary investment objective is long-term capital appreciation.

The Fund invests primarily in companies (both in the U.S. and abroad) that pay dividends and, in the opinion of Thornburg Investment Management, that show the capacity to increase them. To provide additional income, the Fund also invests in bonds and hybrid securities.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg Florida Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

Thornburg’s equity research uses a fundamental, yet comprehensive, analytical approach. We invest when and where we perceive compelling value. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

Reduce paper clutter.
Receive your shareholder reports and prospectus online instead of through traditional mail.
Sign up at
www.thornburg.com/edelivery

2 This page is not part of the Semi-Annual Report.

The Dividend Landscape

To appreciate the investment environment that Thornburg Investment Income Builder Fund operates in, you may wish to review these highlights of the “dividend landscape.”

The S&P 500 Index Payout Ratio — A Historical Perspective

S&P 500 Index Payout Ratio (January 1940 to December 2005)

Source: U.S. Department of Commerce, Bureau of Economic Analysis.

The dividend payout ratio is a fraction that expresses dividend payments as a percentage of per-share earnings. By long-term historical standards, the dividend payout ratio of the S&P 500 Index is relatively low at this time.

Corporate Willingness to Pay Dividends is Improving

Percentage of Companies Paying Dividends

in Russell 1000 Index (December 1979 to December 2004)

Source: Frank Russell, CSFB Quantitative & Equity Derivatives Strategy.

The Russell 1000 Index includes 1000 public companies that are supposed to be generally representative of corporate America. Between 1980 and 1993, at least 75% of these firms paid some dividend. Between 1994 and 2001, the percentage of Russell 1000 companies paying dividends sank to just over 50%, indicating investor and management preference for reinvesting retained earnings in growth initiatives. Now the pendulum appears to be swinging back, and the percentage of dividend payers is increasing. Long-term academic studies have shown that subsequent earnings-per-share growth of dividend-paying firms actually exceeds that of non-payers.

This page is not part of the Semi-Annual Report. 3

The Dividend Landscape

Continued

Rising Dividend Payments Despite Decreasing Dividend Yields

Over time, the dollar dividend per unit of the S&P 500 Index has increased. Because the price of the index itself has increased even more, the yield on the S&P 500 Index, as a percentage of the cur-rent index price, has generally decreased in recent decades. You should note, however, that the yield on the original investment made at a fixed point in time (say, 1970 or 1989) has increased, even without reinvestment of dividends.

Hypothetical chart is for illustration purposes only and is not indicative of an investment in any particular security. Investors may not invest directly in an index.

S&P 500 Index Average Yield vs. Annual Dividends from a One Time

$10,000 Investment in the Index (Dividends not Reinvested)

Source: Bloomberg.

A Truly Diversified Dividend-Paying Portfolio Must Look Beyond the Obvious High Yield Stocks!

In the (large cap) Russell 1000 Index, 56% of the top 100 dividend payers are in the real estate or utilities sectors. In the (small cap) Russell 2000 Index, 77% of the top 100 dividend-yielding stocks are either real estate or utilities. In order to construct a diversified portfolio of attractive yielding stocks, one must look beyond these two sectors. We do!

Source: Thomson Portfolio Analytics, as of March 31, 2006; (Numbers may not add to 100% due to rounding.)

The Top 100 Dividend Yields

	Russell 1000 Index	Russell 2000 Index
Real Estate	30%	71%
Banks	15%	2%
Other Financials	6%	4%
Total Financials	51%	77%
Utilities	26%	6%
Consumer Staples	8%	2%
Materials	4%	1%
Telecom	3%	5%
Energy	3%	0%
Consumer Discretionary	2%	6%
Health Care	2%	0%
Industrials	1%	1%
Technology	0%	2%

4 This page is not part of the Semi-Annual Report.

Global Diversification Can Improve the Portfolio Yield

Average Dividend Yields

of Markets Around the Globe

Source: Thomson Portfolio Analytics, as of March 31, 2006; Countries and regions above,

except the U.S., are represented by MSCI indices defined on the following pages.

Since firms outside the U.S. tend to pay higher dividends than U.S. firms, particularly outside the real estate and utility sectors, we diversify the Thornburg Investment Income Builder Fund into foreign dividend-paying stocks to try to take advantage of these opportunities.

This page is not part of the Semi-Annual Report. 5

Important Information

The information presented on the following pages was current as of March 31, 2006. The managers’ views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Shares in the Fund carry risks including possible loss of principal. There are special risks associated with international investing, including currency fluctuations, government regulation, political developments, and differences in liquidity. Additionally, the Fund invests a portion of the assets in small capitalization companies which may increase the risk of greater price fluctuations.

As with direct bond ownership, funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The value of a bond will fluctuate relative to changes in interest rates; as interest rates rise, the overall price of bonds fall. Shares in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency.

Minimum investments for Class I shares are higher than those for other classes.

Glossary

Blended Index – The blended index is comprised of 25% Lehman Brothers Aggregate Bond Index and 75% MSCI World Equity Index. The Lehman Brothers Aggregate Bond Index is composed of approximately 6,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds with an average maturity of approximately 10 years. The index is weighted by the market value of the bonds included in the index. The Morgan Stanley Capital International World Equity Index is a total return index, reported in U.S. dollars, based on share prices and reinvested gross dividends of approximately 1,600 companies from 22 countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

MSCI All Country Asia ex-Japan Index – a free float-adjusted market capitalization index that is designed to measure equity market performance in Asia. As of May 2005, the MSCI All Country Asia ex-Japan Index consisted of the following 11 countries: China, Hong Kong, India, Indonesia, Korea, Malaysia, Pakistan, Philippines, Singapore Free, Taiwan, and Thailand.

MSCI Country Indices (Australia, U.K. and Japan) – free float-adjusted market capitalization indices that are designed to measure equity market performance in that specific country.

MSCI Europe ex-U.K. Index – a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe. As of May 2005, the MSCI Europe Index consisted of the following 15 developed market country indices: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, and Switzerland.

MSCI EM (Emerging Markets) Latin America Index –a free float-adjusted market capitalization index that is designed to measure equity market performance in Latin America. As of May 2005 the MSCI EM Latin America Index consisted of the following seven emerging market country in-dices: Argentina, Brazil, Chile, Colombia, Mexico, Peru and Venezuela.

Russell 1000 Index – Consists of the 1,000 largest securities in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 Index. It is a large-cap, market-oriented index and is highly correlated with the S&P 500 Index.

Russell 2000 Index – An unmanaged index generally representative of the 2,000 smallest companies in the Russell 3000 Index, representing approximately 10% of the total market capitalization of the Russell 3000 Index.

Standard & Poor’s 500 Stock Index (S&P 500) – An unmanaged index generally representative of the U.S. stock market, without regard to company size.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated

6 This page is not part of the Semi-Annual Report.

by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

Price to Earnings Ratio (P/E) – A valuation ratio of a company’s current share price compared to its per-share earnings. P/E equals a company’s market value per share divided by earnings per share.

Weighted Average Coupon – Coupon refers to the rate of interest paid on a bond, usually expressed as a percent of its par value. A fund’s weighted average coupon is calculated by weighting each bond’s coupon by its relative size in the portfolio and taking the average.

This page is not part of the Semi-Annual Report. 7

Portfolio Overview

Thornburg Investment Income Builder Fund

IMPORTANT PERFORMANCE

INFORMATION

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

There is no up-front sales charge for Class I shares. I shares are subject to a 1% 30-day redemption fee.

MANAGEMENT TEAM

Front row, L to R: Steven Bohlin, Brad Kinkelaar, and Brian McMahon, Back row, L to R: Wendy Trevisani, Lewis Kaufman,

Ed Maran, Vin Walden, and Lei Wang.

PORTFOLIO COMPOSITION

As of 3/31/06

We do not expect each sequential quarter’s dividend to increase over that of the prior quarter, since dividend payments outside the U.S. tend to be seasonal. Rather, the Fund aspires to increase the dividend paid on an annual basis. 90% of 2005’s dividend payments qualified for the lower 15% tax rate on stock dividends. In 2004 and 2003, 100% qualified. (There is no guarantee that this will be the case for future dividends.)

QUARTERLY DIVIDEND HISTORY

	Q1		Q2		Q3		Q4		Total
Class I Shares
2006	14.4	¢	N/A		N/A		N/A		N/A
2005	11.6	¢	14.2	¢	18.0	¢	29.7	¢	73.5	¢
2004	11.7	¢	13.6	¢	16.0	¢	22.7	¢	64.0	¢

KEY PORTFOLIO ATTRIBUTES

Equity Statistics
Equity Portfolio P/E	16.2x
Median Market Cap	$18.4 B
Equity Holdings	51
Fixed Income Statistics
Weighted Average Coupon	4.23%
Average Credit Quality	A-
Average Maturity	2.0 yrs
Duration	1.1 yrs
Bond Holdings	31
30-day SEC Yield (I Shares)	2.91%

TOP TEN EQUITY HOLDINGS

General Electric Co.	3.7%
Host Marriott Corp.	3.7%
Pfizer, Inc.	3.6%
Canadian Oil Sands Trust	3.1%
Altria Group Inc.	2.8%
Southern Copper Corp.	2.8%
Vodafone Group plc	2.6%
France Telecom SA	2.6%
OPAP SA	2.5%
Synagro Technologies, Inc.	2.4%

AVERAGE ANNUAL TOTAL RETURNS*

For periods ending March 31, 2006

	1Q ‘06	1 Yr	Since Inception
I Shares (Incep: 11/3/03)	9.39%	17.80%	18.02%
Blended Index** (Since: 11/3/03)	4.77%	13.96%	13.03%

*	Periods under one year are not annualized.

**	Blended Index: 75% MSCI World Equity Index/25% Lehman Brothers Aggregate Bond Index

8 This page is not part of the Semi-Annual Report.

The investment objective of Thornburg Investment Income Builder Fund is to provide a level of current income which exceeds the average yield on U.S. stocks, and which will grow, subject to periodic fluctuations, over the years. This objective remains constant over time. However, the specific investments we have used to try to reach our objective have changed over time. There is no guarantee the Fund will meet its investment objectives.

Business conditions for various industries and operating effectiveness at individual firms, change over time. Investor preferences, expressed as both absolute and relative prices, also change over time. In the view of your portfolio management team, “some doors close and others open.” As shown in the tables below, the percentage industry allocations of your Fund evolve to reflect these changing conditions.

TOP TEN INDUSTRIES

As of 3/31/06

Diversified Financials	12.4%
Energy	11.9%
Banks	8.4%
Telecommunication Services	8.2%
Real Estate	7.2%
Pharmaceuticals & Biotechnology	7.1%
Food Beverage & Tobacco	6.2%
Utilities	4.8%
Food & Staples Retailing	4.3%
Consumer Services	3.7%

TOP TEN INDUSTRIES

As of 9/30/05

Energy	15.6%
Diversified Financials	13.7%
Banks	9.4%
Utilities	8.7%
Telecommunication Services	8.5%
Pharmaceuticals & Biotechnology	7.4%
Real Estate	5.8%
Transportation	4.5%
Food Beverage & Tobacco	4.2%
Capital Goods	3.4%

TOP TEN INDUSTRIES

As of 12/31/05

Diversified Financials	15.2%
Energy	13.3%
Banks	10.2%
Utilities	8.9%
Pharmaceuticals & Biotechnology	7.9%
Real Estate	6.0%
Telecommunication Services	5.9%
Food Beverage & Tobacco	5.1%
Transportation	4.5%
Food & Staples Retailing	3.9%

TOP TEN INDUSTRIES

As of 6/30/05

Diversified Financials	14.6%
Energy	14.5%
Banks	10.6%
Telecommunication Services	9.7%
Utilities	8.4%
Pharmaceuticals & Biotechnology	6.2%
Transportation	5.4%
Materials	5.1%
Real Estate	4.4%
Food Beverage & Tobacco	2.9%

This page is not part of the Semi-Annual Report. 9

This page intentionally left blank.

10 This page is not part of the Semi-Annual Report.

2006

Certified Semi-Annual Report

Thornburg Investment Income Builder Fund

I Shares – March 31, 2006

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Certified Semi-Annual Report 11

Letter to Shareholders

April 21, 2006

Dear Fellow Shareholder:

Thornburg Investment Income Builder paid dividends of 44.1¢ per I share in the six-month period ended March 31, 2006, up 29% from 34.3¢ in the comparable six-month period of the prior fiscal year.

The median percentage increase of the most recent dividend paid by your portfolio firms was around 14% over the year-earlier level. Many of your firms increased their dividends by substantially greater percentages. In addition, rising interest rates are beginning to help your Fund’s income production from the interest bearing portion of the portfolio, after an extended period of providing little assistance. We will not always witness such significant year-over-year percentage increases in dividend income production, but it was gratifying to be able to do so this year. In addition, your Fund’s net asset value increased by $1.12 for Class I shares, even after payment of 33.6¢ in capital gains during the six-month period under review. As of March 31, 2006 the net asset value per share of the I shares was $19.15.

In many cases, the firms that contributed most significantly to our dividend increase were also those that contributed the most to your Fund’s overall performance. Four bank and diversified financial services holdings were among your portfolio’s top ten performers during the last six months, including Hong Kong Exchanges & Clearing Ltd., AllianceBernstein Holdings LP, Bank of New York Co. Inc., and Liechtenstein Landesbank. For the record, the percentage increases in the most recently declared dividends for each of these firms over the prior year’s levels were +26%, +24%, +5%, and +27%, respectively.

Your portfolio’s top performers included two basic materials stocks, Canadian Oil Sands Trust and Southern Copper Corp. These two posted year-over-year dividend increases of +100% and +120%, respectively, due to strong oil and copper prices. U.S. hotel owner Host Marriott Corp. increased its dividend by 75%, year over year, and contributed strongly to performance, as did a newly public Hong Kong-based real estate concern (with no prior year dividend record), Agile Property Holdings Ltd. Rounding out your portfolio’s top ten performers were our bonds for Level 3 Communications and shares of FuJi Food & Catering Services, a food distributor serving workplaces and institutions in China.

Your Fund’s worst performers included several utilities and energy concerns: Dominion Resources, Snam Rete Gas (Italy), Chevron Corp., Petrochina Ltd., Datang International Power Generation Co. Ltd., and Eni S.p.A., the Italian integrated oil giant. Each of these has its own story, and we continue to hold all but Snam Rete Gas and Petrochina – both potential victims of unhelpful state interference. The utilities among this group tended to exhibit some degree of margin pressure from sharply rising input costs, which exceeded increases in their regulated or contract selling prices. These firms were not able to raise dividends significantly. The oil & gas companies had strong earnings, but investor enthusiasm for them remains muted, in part because of worries that they will squander their increasing cash hoards. Mobile telephony service providers Vodafone Group and Alltel Corp. showed share price weakness early in 2006, due to concerns about increasing competitive pressures, major acquisitions/divestitures, etc. Altria gave back some portion of the gains achieved earlier in 2005, and Hong Kong-based consumer finance firm JCG Holdings delivered enough bad news about its business and capital structure to cause us to sell the shares.

More of your stocks increased in price than fell, as you might expect from a portfolio of names that is capable of generating a median dividend increase of 14% on top of what were already well-above-average dividend yields. We remind you of our desire to own businesses that are capable of generating attractive, growing, dividend streams and that are run by managements who have the discipline and willingness to pay out surplus cash and grow their businesses. For a disciplined organization, these two objectives need not be mutually

12 Certified Semi-Annual Report

exclusive. If you have ever worked in a large business and witnessed some of the goofy “growth” ideas that are bandied about, you know what we mean!

Bond yields, while improved from their lows of last year, are not yet interesting, and the reward for taking corporate credit risk is meager. Yields from short term investments, however, have become interesting. The percentage of Thornburg Investment Income Builder Fund assets invested in bonds has gradually declined during 2004 and 2005, in recognition of the lack of perceived opportunity to further the mission of the Fund in this asset class, given recent prices. We believe both government bond yields and credit spreads will improve in the quarters to come. In the meantime, we have begun to allocate more of the portfolio to money market investments during the first calendar quarter of 2006. At March 31, 2006, domestic stocks, including preferred stocks, comprised around 42% of the portfolio; foreign stocks around 45%; and interest bearing investments 13% of your portfolio. If present trends persist, we expect the latter percentage to gradually rise during the remaining months of 2006.

We look forward to the coming quarters, recognizing that 2006 will present challenges. Consensus operating earnings per unit of the S&P 500 Index, around $76 for 2005, are forecast to be $82 for 2006. Exchange rate cross currents and varying abilities to pass through volatile costs will create winners and losers among businesses in 2006. Dividend payouts on both U.S. and European corporate earnings are modest. We believe there is a high probability that dividend growth will exceed earnings growth in future years, but this outcome in the U.S. may depend to a certain degree upon the extension of “dividend tax relief” beyond 2008. We repeat a question we posed last year: Don’t you agree that highly paid corporate chiefs should be able to dividend out more than $24 (the current expected dividend per unit for the S&P 500 Index portfolio), out of 2006 operating earnings that are expected to exceed $80 per unit? Cash is piling up on business balance sheets, with Federal Reserve data showing an incremental accumulation of more than $1 trillion in the last five years. Stay tuned.

Thank you for being a shareholder of Thornburg Investment Income Builder Fund. Remember that you can review descriptions of many of the stocks in your portfolio at your leisure by going to our internet site, www.thornburg.com/funds. Best wishes for a wonderful summer.

Sincerely,

Brian McMahon	Brad Kinkelaar	Steven J. Bohlin
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager
President & Chief Investment Officer	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Semi-Annual Report 13

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Investment Income Builder Fund	March 31, 2006 (Unaudited)

ASSETS
Investments at value (cost $1,211,815,088)	$1,352,205,833
Cash	4,454,325
Receivable for investments sold	7,197,476
Receivable for fund shares sold	10,930,750
Unrealized gain on forward exchange contracts (Note 7)	696,966
Dividends receivable	5,957,570
Interest receivable	866,056
Prepaid expenses and other assets	61,689

Total Assets	1,382,370,665

LIABILITIES
Payable for securities purchased	68,185,322
Payable for fund shares redeemed	1,011,505
Unrealized loss on forward exchange contracts (Note 7)	835,615
Payable to investment advisor and other affiliates (Note 3)	1,400,424
Deferred tax payable	77,037
Accounts payable and accrued expenses	227,814
Dividends payable	107,337

Total Liabilities	71,845,054

NET ASSETS	$1,310,525,611

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(263,690)
Net unrealized appreciation on investments	140,183,712
Accumulated net realized gain (loss)	39,941,451
Net capital paid in on shares of beneficial interest	1,130,664,138

$1,310,525,611

14 Certified Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2006 (Unaudited)

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($667,799,790 applicable to 35,101,424 shares of beneficial interest outstanding - Note 4)	$19.02
Maximum sales charge, 4.50% of offering price	0.90

Maximum offering price per share	$19.92

Class C Shares:
Net asset value and offering price per share * ($456,735,661 applicable to 23,990,273 shares of beneficial interest outstanding - Note 4)	$19.04

Class I Shares:
Net asset value, offering and redemption price per share ($185,401,736 applicable to 9,683,222 shares of beneficial interest outstanding - Note 4)	$19.15

Class R1 Shares:
Net asset value, offering and redemption price per share ($588,424 applicable to 30,945 shares of beneficial interest outstanding - Note 4)	$19.01

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Semi-Annual Report 15

STATEMENT OF OPERATIONS

Thornburg Investment Income Builder Fund	Six Months Ended March 31, 2006 (Unaudited)

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $647,980)	$22,464,191
Interest income	3,867,566

Total Income	26,331,757

EXPENSES:
Investment advisory fees (Note 3)	4,590,693
Administration fees (Note 3)
Class A Shares	352,940
Class C Shares	234,311
Class I Shares	37,161
Class R1 Shares	246
Distribution and service fees (Note 3)
Class A Shares	705,876
Class C Shares	1,887,639
Class R1 Shares	888
Transfer agent fees
Class A Shares	248,545
Class C Shares	180,715
Class I Shares	34,501
Class R1 Shares	7,438
Registration and filing fees
Class A Shares	17,189
Class C Shares	15,296
Class I Shares	14,222
Class R1 Shares	6,663
Custodian fees (Note 3)	255,203
Professional fees	31,818
Accounting fees	42,293
Trustee fees	13,176
Other expenses	114,035

Total Expenses	8,790,848
Less:
Expenses reimbursed by investment advisor (Note 3)	(541,320)
Fees paid indirectly (Note 3)	(13,749)

Net Expenses	8,235,779

Net Investment Income	$18,095,978

16 Certified Semi-Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Investment Income Builder Fund	Six Months Ended March 31, 2006 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments sold	$38,593,268
Foreign currency transactions	2,430,852

41,024,120

Net change in unrealized appreciation (depreciation) on:
Investments (net of change in deferred taxes payable of $229,929)	60,368,961
Foreign currency translations	(1,353,497)

59,015,464

Net Realized and Unrealized Gain	100,039,584

Net Increase in Net Assets Resulting From Operations	$118,135,562

See notes to financial statements.

Certified Semi-Annual Report 17

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Investment Income Builder Fund	(Unaudited)*

	*Six Months Ended March 31, 2006	Year Ended September 30, 2005
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$18,095,978	$27,694,765
Net realized gain on investments and foreign currency transactions	41,024,120	19,208,885
Increase (Decrease) in unrealized appreciation (depreciation) on investments, foreign currency translation, and deferred taxes	59,015,464	56,812,692

Net Increase (Decrease) in Net Assets Resulting from Operations	118,135,562	103,716,342
DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(12,985,047)	(13,160,919)
Class C Shares	(7,638,286)	(7,462,307)
Class I Shares	(3,583,264)	(2,791,906)
Class R1 Shares	(8,567)	(2,854)
From realized gains
Class A Shares	(10,140,082)	(11,306)
Class C Shares	(6,660,050)	(7,266)
Class I Shares	(2,568,880)	(1,756)
Class R1 Shares	(6,756)	—
FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	113,739,374	247,700,405
Class C Shares	93,504,916	166,392,249
Class I Shares	45,665,692	87,260,594
Class R1 Shares	277,649	271,714

Net Increase in Net Assets	327,732,261	581,902,990
NET ASSETS:
Beginning of period	982,793,350	400,890,360

End of period	$1,310,525,611	$982,793,350

See notes to financial statements.

18 Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Investment Income Builder Fund	March 31, 2006 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Investment Income Builder Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on December 24, 2002. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing eleven series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term Income Fund, Thornburg Florida Intermediate Municipal Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg New York Intermediate Municipal Fund and Thornburg Core Growth Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund pursues its investment objectives by investing in a broad range of income producing securities, primarily stocks and bonds.

The Fund currently offers four classes of shares of beneficial interest: Class A, Class C, Institutional Class (Class I), and Retirement Class (Class R1). Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, (iv) Class R1 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, and (v) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable, to specific classes including transfer agent fees, government registration fees, certain printing and postage costs, and administration and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Securities: Investments are stated at value based on latest sales prices, normally at 4:00 pm EST reported on national securities exchanges on the last business day of the period. Investments for which no sale is reported are valued at the mean between bid and asked prices or in accordance with such other method as the Trustees may authorize. In any case where a market quotation is not readily available, the Trust’s valuation and pricing committee determines a fair value for the investment using factors approved by the Trustees. Short term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amount of interest recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable income, including any net realized gain on investments of the Funds to the shareholders. Therefore, no provision for Federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on

Certified Semi-Annual Report 19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2006 (Unaudited)

the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the period ended March 31, 2006, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Fund also has an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the period ended March 31, 2006, the Advisor voluntarily reimbursed certain class specific expenses, administrative fees, and distribution fees of $489,800 for Class C shares, $37,412 for Class I shares, and $14,108 for Class R1 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the Distributor of the Fund’s shares. For the period ended March 31, 2006, the Distributor has advised the Fund that it earned commissions aggregating $241,136 from the sale of Class A shares of the Fund and collected contingent deferred sales charges aggregating $28,125 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of its average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R1 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R1 shares of the Fund at an annual rate of up to .75 of 1% of the average daily net assets attributable to Class C and Class R1 shares. Total fees incurred by each class of shares of the Fund under its respective Service and Distribution Plans are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the period ended March 31, 2006, fees paid indirectly were $13,749. This figure may include additional fees waived by the Custodian.

Certain officers and Trustees of the Trust are also officers and/or Directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

20 Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2006 (Unaudited)

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2006, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Period Ended March 31, 2006		Year Ended September 30, 2005
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	7,669,564	$137,948,938	15,824,625	$272,463,968
Shares issued to shareholders in reinvestment of dividends	1,060,380	18,639,214	582,139	10,174,628
Shares repurchased	(2,395,283)	(42,861,380)	(2,029,458)	(34,963,867)
Redemption fees received**	—	12,602	—	25,676

Net Increase (Decrease)	6,334,661	$113,739,374	14,377,306	$247,700,405

Class C Shares
Shares sold	5,593,301	$101,077,690	10,240,222	$176,652,670
Shares issued to shareholders in reinvestment of dividends	589,929	10,352,685	278,319	4,873,053
Shares repurchased	(994,962)	(17,926,379)	(878,803)	(15,133,474)
Redemption fees received**	—	920	—	—

Net Increase (Decrease)	5,188,268	$93,504,916	9,639,738	$166,392,249

Class I Shares
Shares sold	2,607,793	$47,305,036	5,095,258	$88,334,328
Shares issued to shareholders in reinvestment of dividends	286,809	5,093,396	133,505	2,350,289
Shares repurchased	(370,314)	(6,738,285)	(195,879)	(3,428,955)
Redemption fees received**	—	5,545	—	4,932

Net Increase (Decrease)	2,524,288	$45,665,692	5,032,884	$87,260,594

Class R1 Shares*
Shares sold	16,162	$292,549	15,475	$269,569
Shares issued to shareholders in reinvestment of dividends	863	15,217	159	2,832
Shares repurchased	(1,674)	(30,118)	(40)	(687)
Redemption fees received**	—	1	—	—

Net Increase (Decrease)	15,351	$277,649	15,594	$271,714

*	Effective date of Class R1 shares was February 1, 2005.

**	The Fund charges a redemption fee of 1% of the Class A & Class I shares exchanged within 30 days of purchase. Prior to February 1, 2006, the Fund charged a redemption fee of 1% of the Class A & Class I shares exchanged within 90 days of purchase. Redemption fees charged to any Class are allocated to all Classes upon receipt of payment based on relative net asset values of each Class or other appropriate allocation methods.

Certified Semi-Annual Report 21

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2006 (Unaudited)

NOTE 5 – SECURITIES TRANSACTIONS

For the period ended March 31, 2006, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $572,366,244 and $392,661,820, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2006, information on the tax components of capital is as follows:

Cost of investments for tax purpose	$1,216,163,831

Gross unrealized appreciation on a tax basis	$144,144,888
Gross unrealized depreciation on a tax basis	(8,102,886)

Net unrealized appreciation (depreciation) on investments (tax basis)	$136,042,002

At March 31, 2006, the Fund had deferred tax basis currency losses occurring subsequent to October 31, 2004 of $143,354. For tax purposes, such losses will be reflected in the year ending September 30, 2006.

NOTE 7 – FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

During the period ended March 31, 2006, the Fund was a party to financial instruments with off-balance sheet risks, primarily currency forward exchange contracts. A forward exchange contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed upon future date. These contracts are purchased in order to minimize the risk to the Fund with respect to its foreign stock transactions from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign stock transactions. These instruments may involve market risks in excess of the amount recognized on the Statement of Assets and Liabilities. Such risks would arise from the possible inability of counter-parties to meet the terms of their contracts, future movement in currency value and interest rates and contract positions that are not exact offsets. These contracts are reported in the financial statements at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the dates of entry into the contract. There are special risks associated with international investing, including currency fluctuations, government regulation, political developments, and differences in liquidity.

CONTRACTS TO SELL:

Contracts	Contract Value Date	Unrealized Gain/(Loss)
20,000,000 Euro Dollar for 23,720,600 USD	May 31, 2006	$(646,079)
25,400,000 Greater British Pound for 44,042,076 USD	June 30, 2006	(186,091)
25,000,000 Euro Dollar for 30,526,750 USD	July 10, 2006	(3,445)

Unrealized loss from forward exchange contracts:		(835,615)

25,000,000 Greater British Pound for 44,213,000 USD	June 05, 2006	696,966

Unrealized gain from forward exchange contracts:		696,966

Net unrealized gain (loss) from forward Exchange contracts		$(138,649)

22 Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS

Thornburg Investment Income Builder Fund	(Unaudited	)*

	*Six Months Ended March 31, 2006		Year Ended September 30, 2005	Period Ended September 30, 2004(c)
Class I Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$18.03		$15.64	$14.45

Income from investment operations:
Net investment income (loss)	0.35		0.84	0.74
Net realized and unrealized gain (loss) on investments	1.55		2.22	1.01

Total from investment operations	1.90		3.06	1.75

Less dividends from:
Net investment income	(0.44)		(0.67)	(0.56)
Net realized gains	(0.34)		—	—

Total dividends	(0.78)		(0.67)	(0.56)

Change in net asset value	1.12		2.39	1.19
NET ASSET VALUE, end of period	$19.15		$18.03	$15.64

RATIOS/SUPPLEMENTAL DATA
Total return(a)	10.94%		19.73%	12.19%
Ratios to average net assets:
Net investment income (loss)	3.86	%(b)	4.86%	5.33	%(b)
Expenses, after expense reductions	0.99	%(b)	1.00%	0.99	%(b)
Expenses, after expense reductions and net of custody credits	0.99	%(b)	0.99%	0.99	%(b)
Expenses, before expense reductions	1.04	%(b)	1.09%	1.21	%(b)
Portfolio turnover rate	37.02%		76.76%	109.21%
Net assets at end of period (000)	$185,402		$129,110	$33,247

(a)	Not annualized for periods less than one year.

(b)	Annualized.

(c)	Effective date of Class I Shares was November 1, 2003.

+	Based on weighted average shares outstanding.

Certified Semi-Annual Report 23

SCHEDULE OF INVESTMENTS

Thornburg Investment Income Builder Fund	March 31, 2006 (Unaudited)

CUSIPS: CLASS A - 885-215-558, CLASS C - 885-215-541, CLASS I - 885-215-467, CLASS R1 - 885-215-384 NASDAQ SYMBOLS: CLASS A - TIBAX, CLASS C - TIBCX, CLASS I - TIBIX, CLASS R1 - TIBRX

SUMMARY OF INDUSTRY EXPOSURE

As of 3/31/06

Diversified Financials	12.4%

Energy	11.9%

Banks	8.4%

Telecommunication Services	8.2%

Real Estate	7.2%

Pharmaceuticals & Biotechnology	7.1%

Food Beverage & Tobacco	6.2%

Utilities	4.8%

Food & Staples Retailing	4.3%

Consumer Services	3.7%

Capital Goods	3.7%

Transportation	3.3%

Commercial Services & Supplies	2.8%

Materials	2.8%

Software & Services	2.1%

Media	1.2%

Automobiles & Components	1.1%

Technology Hardware & Equipment	0.4%

Insurance	0.4%

Cash	3.9%

U.S.Treasury Securities	3.5%

Taxable Municipal Bonds	0.4%

U.S. Government Agencies	0.2%

SUMMARY OF COUNTRY EXPOSURE

As of 3/31/06

United States	51.8%

United Kingdom	13.3%

France	6.1%

Canada	5.2%

Hong Kong	4.6%

Peru	2.8%

Greece	2.5%

China	2.1%

Germany	2.0%

Switzerland	2.0%

Italy	1.8%

India	1.1%

Malaysia	0.7%

Ireland	0.1%

Other Assets and Cash Equivalents	3.9%

	Shares/ Principal Amount	Value
COMMON STOCK — 84.62%
AUTOMOBILES & COMPONENTS — 1.09%
AUTOMOBILES — 1.09%
Hero Honda Motors Ltd.	714,000	$14,296,045

		14,296,045

24 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2006 (Unaudited)

	Shares/ Principal Amount	Value
BANKS — 7.52%
COMMERCIAL BANKS — 7.52%
Bank of America Corp.	350,000	$15,939,000
Barclays plc	2,000,000	23,427,717
Liechtenstein Landesbank	36,000	26,475,262
Lloyds TSB Group plc	1,500,000	14,361,869
Royal Bank of Scotland Group plc	563,615	18,360,423

		98,564,271

CAPITAL GOODS — 3.72%
INDUSTRIAL CONGLOMERATES — 3.72%
General Electric Co.	1,400,000	48,692,000

		48,692,000

COMMERCIAL SERVICES & SUPPLIES — 2.38%
COMMERCIAL SERVICES & SUPPLIES — 2.38%
Synagro Technologies, Inc.(1)	6,250,000	31,250,000

		31,250,000

CONSUMER SERVICES — 3.73%
HOTELS RESTAURANTS & LEISURE — 3.73%
Berjaya Sports Toto Berhad	7,000,000	8,894,681
Gondola Holdings plc	1,250,000	7,435,300
OPAP SA	850,000	32,540,762

		48,870,743

DIVERSIFIED FINANCIALS — 10.78%
CAPITAL MARKETS — 3.28%
The Bank of New York Co., Inc.	850,000	30,634,000
WP Stewart & Co. Ltd.	584,200	12,314,936
DIVERSIFIED FINANCIAL SERVICES — 7.50%
AllianceBernstein Hldgs. LP	350,000	23,187,500
Citigroup, Inc.	575,000	27,157,250
Hong Kong Exchanges & Clearing Ltd.	4,500,000	27,110,355
JPMorgan Chase & Co.	500,000	20,820,000

		141,224,041

ENERGY — 11.90%
ENERGY EQUIPMENT & SERVICES — 2.09%
Precision Drilling Trust	850,000	27,439,568
OIL, GAS & CONSUMABLE FUELS — 9.81%
BP Amoco ADR	400,000	27,576,000
Canadian Oil Sands Trust	285,000	40,944,626
Chevron Corp.	400,000	23,188,000
ConocoPhillips	200,000	12,630,000
Eni S.p.A.	850,000	24,225,019

		156,003,213

Certified Semi-Annual Report 25

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2006 (Unaudited)

	Shares/ Principal Amount	Value
FOOD & STAPLES RETAILING — 4.31%
FOOD & STAPLES RETAILING — 2.98%
Carrefour SA	378,000	$20,142,039
Tesco plc	3,300,000	18,940,448
FOOD & STAPLES RETAILING — 1.33%
FuJi Food & Catering Services	8,375,100	17,376,286

		56,458,773

FOOD BEVERAGE & TOBACCO — 6.19%
FOOD PRODUCTS — 1.29%
Reddy Ice Holdings, Inc.	760,000	16,879,600
TOBACCO — 4.90%
Altria Group, Inc.	525,000	37,201,500
UST Inc.	650,000	27,040,000

		81,121,100

MATERIALS — 2.77%
METALS & MINING — 2.77%
Southern Copper Corp.	430,000	36,326,400

		36,326,400

MEDIA — 1.13%
MEDIA — 1.13%
M6 Metropole Television	500,000	14,875,118

		14,875,118

PHARMACEUTICALS & BIOTECHNOLOGY — 6.78%
PHARMACEUTICALS — 6.78%
GlaxoSmithKline plc	1,150,000	30,102,094
Pfizer, Inc.	1,900,000	47,348,000
Sanofi-Aventis	120,000	11,433,995

		88,884,089

REAL ESTATE — 7.10%
REAL ESTATE — 7.10%
Agile Property Holdings Ltd.+	12,196,000	10,215,787
Equity Inns, Inc.	700,000	11,340,000
Highland Hospitality Corp.	1,800,000	22,878,000
Host Marriott Corp.	2,270,000	48,578,000

		93,011,787

SOFTWARE & SERVICES — 2.08%
SOFTWARE — 2.08%
Microsoft Corp.	1,000,000	27,210,000

		27,210,000

26 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2006 (Unaudited)

	Shares/ Principal Amount	Value
TELECOMMUNICATION SERVICES — 5.16%
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.58%
France Telecom SA	1,500,000	$33,792,190
WIRELESS TELECOMMUNICATION SERVICES — 2.58%
Vodafone Group plc	16,127,000	33,798,934

		67,591,124

TRANSPORTATION — 3.27%
TRANSPORTATION INFRASTRUCTURE — 3.27%
Hopewell Highway	13,643,500	10,197,527
Macquarie Infrastructure Co.	600,000	19,500,000
Shenzhen Chiwan Wharf Holdings Ltd.	7,499,939	13,144,308

		42,841,835

UTILITIES — 4.71%
ELECTRIC UTILITIES — 1.73%
Datang International Power Generation Co. Ltd.	14,999,000	9,471,079
E. ON AG	120,000	13,227,021
MULTI-UTILITIES — 2.98%
Dominion Resources, Inc.	370,000	25,541,100
RWE AG	155,000	13,512,142

		61,751,342

TOTAL COMMON STOCK (Cost $973,390,055)		1,108,971,881

PREFERRED STOCK — 2.01%
BANKS — 0.93%
COMMERCIAL BANKS — 0.93%
First Tennessee Bank	12,000	12,160,500

		12,160,500

DIVERSIFIED FINANCIALS — 1.08%
DIVERSIFIED FINANCIAL SERVICES — 1.08%
Lehman Brothers Holdings, Inc.	140,000	3,563,000
Merrill Lynch & Co., Inc.	420,000	10,684,800

		14,247,800

TOTAL PREFERRED STOCK (Cost $26,008,250)		26,408,300

Certified Semi-Annual Report 27

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2006 (Unaudited)

	Shares/ Principal Amount	Value
CORPORATE BONDS — 3.65%
COMMERCIAL SERVICES & SUPPLIES — 0.44%
COMMERCIAL SERVICES & SUPPLIES — 0.44%
Allied Waste North America, Inc., 6.375%, 4/15/2011	$500,000	$489,375
Valassis Communications, 6.625%, 1/15/2009	5,000,000	5,083,375
Waste Management, Inc., 7.375%, 8/1/2010	175,000	186,690

		5,759,440

DIVERSIFIED FINANCIALS — 0.54%
DIVERSIFIED FINANCIAL SERVICES — 0.54%
Capital One Bank, 6.70%, 5/15/2008	655,000	671,923
Capital One Bank, 6.50%, 6/13/2013	1,500,000	1,560,864
SLM Corp. CPI Floating Rate Note, 6.11%, 1/31/2014	3,080,000	2,962,529
SLM Corp. CPI Floating Rate Note, 4.62%, 3/2/2009	2,000,000	1,941,700

		7,137,016

INSURANCE — 0.35%
INSURANCE — 0.35%
AAG Holding Co., Inc., 6.875%, 6/1/2008	335,000	343,092
Hartford Life, Inc., 7.10%, 6/15/2007	400,000	407,792
Liberty Mutual Group, Inc., 5.75%, 3/15/2014	1,000,000	972,087
Old Republic International Corp., 7.00%, 6/15/2007	1,000,000	1,013,424
Pacific Life Global Funding CPI Floating Rate Note, 6.165%, 2/6/2016	2,000,000	1,894,480

		4,630,875

MEDIA — 0.09%
MEDIA — 0.09%
AOL Time Warner, Inc., 6.875%, 5/1/2012	425,000	445,602
Independent News & Media plc, 5.75%, 5/17/2009	600,000	755,590

		1,201,192

PHARMACEUTICALS & BIOTECHNOLOGY — 0.36%
BIOTECHNOLOGY — 0.36%
Tiers Inflation Linked Trust Series Wyeth 2004 21 Trust Certificate
CPI Floating Rate Note, 6.198%, 2/1/2014	5,000,000	4,728,900

		4,728,900

REAL ESTATE — 0.12%
REAL ESTATE — 0.12%
MDC Holdings, Inc., 7.00%, 12/1/2012	1,500,000	1,521,519

		1,521,519

28 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2006 (Unaudited)

	Shares/ Principal Amount	Value
TECHNOLOGY HARDWARE & EQUIPMENT — 0.41%
COMPUTERS & PERIPHERALS — 0.26%
Jabil Circuit, Inc., 5.875%, 7/15/2010	$3,385,000	$3,389,076
TECHNOLOGY HARDWARE & EQUIPMENT — 0.15%
Cisco Systems, Inc., 4.85%, 2/20/2009	2,000,000	2,001,450

		5,390,526

TELECOMMUNICATION SERVICES — 1.23%
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.23%
Level 3 Communications, Inc., 11.50%, 3/1/2010	6,500,000	6,321,250
Level 3 Financing, Inc., 12.25%, 3/15/2013	7,000,000	7,245,000
TCI Communications, Inc., 7.875%, 8/1/2013	2,285,000	2,508,167

		16,074,417

UTILITIES — 0.11%
GAS UTILITIES — 0.11%
Sonat, Inc., 7.625%, 7/15/2011	1,400,000	1,442,000

		1,442,000

TOTAL CORPORATE BONDS (Cost $46,761,557)		47,885,885

CONVERTIBLE BONDS — 1.80%
DIVERSIFIED FINANCIALS — 0.01%
CAPITAL MARKETS — 0.01%
E-Trade Financial Corp., 6.00%, 2/1/2007	132,000	150,645

		150,645

TELECOMMUNICATION SERVICES — 1.79%
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.79%
Level 3 Communications, Inc., 6.00%, 3/15/2010	29,080,000	23,082,250
Level 3 Communications, Inc., 6.00%, 9/15/2009	397,000	336,457

		23,418,707

TOTAL CONVERTIBLE BONDS (Cost $20,104,308)		23,569,352

TAXABLE MUNICIPAL BONDS — 0.44%
Short Pump Town Center Community Development, 6.26%, 2/1/2009	2,000,000	2,003,940
Victor New York, 9.05%, 5/1/2008	1,690,000	1,699,870
Victor New York, 9.20%, 5/1/2014	2,000,000	2,033,440

TOTAL TAXABLE MUNICIPAL BONDS (Cost $5,874,305)		5,737,250

Certified Semi-Annual Report 29

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2006 (Unaudited)

	Shares/ Principal Amount	Value
U.S. GOVERNMENT AGENCIES — 0.15%
Federal National Mtg Assoc CPI Floating Rate Note, 4.556%, 2/17/2009	$2,000,000	$1,949,300

TOTAL U.S. GOVERNMENT AGENCIES (Cost $2,000,000)		1,949,300

U.S.TREASURY SECURITIES — 3.42%
United States Treasury Bills, 4.58%, 4/27/2006	25,000,000	24,924,950
United States Treasury Bills, 4.475%, 6/8/2006	20,000,000	19,836,240

TOTAL U.S. TREASURY SECURITIES (Cost $44,753,939)		44,761,190

SHORT TERM INVESTMENTS — 7.09%
American General Finance Corp. - ECN, 4.81%, 4/13/2006	19,000,000	18,969,537
Rabobank USA Financial Corp., 4.75%, 4/3/2006	5,000,000	4,998,680
Toyota Motor Credit Corp., 4.56%, 4/3/2006	40,000,000	39,989,867
Toyota Motor Credit Corp. - Puerto Rico, 4.70%, 4/7/2006	10,000,000	9,992,167
UBS Finance, 4.75%, 4/12/2006	19,000,000	18,972,423

TOTAL SHORT TERM INVESTMENTS (Cost $92,922,674)		92,922,674

TOTAL INVESTMENTS — 103.18% (Cost $1,211,815,088)		$1,352,205,833
LIABILITIES NET OF OTHER ASSETS — (3.18)%		(41,680,222)

NET ASSETS — 100.00%		$1,310,525,611

Footnote Legend

+	Non-income producing

(1)	Investment in Affiliates Holdings of voting securities of each portfolio company which is considered “affiliated” to the Fund under the Investment Company Act of 1940 because the Fund’s holding represented 5% or more of the company’s voting securities during the period, are shown below:

See notes to financial statements.

Issuer	Shares at Sept. 30, 2005	Gross Additions	Gross Reductions	Shares at Mar 31, 2006	Market Value Mar 31, 2006	Dividend Income
Synagro Technologies, Inc.	5,924,455	325,545	—	6,250,000	31,250,000	1,250,000

Total non-controlled “affiliated companies” — 2.38% of Net Assets

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depository Receipt

30 Certified Semi-Annual Report

EXPENSE EXAMPLE

Thornburg Investment Income Builder Fund	March 31, 2006 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including a 30-day redemption fee on Class I shares and

(2) ongoing costs, including management and administrative fees and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 30, 2005 and held until March 31, 2006.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 9/30/05	Ending Account Value 3/31/06	Expenses Paid During Period† 9/30/05–3/31/06
Class I Shares
Actual	$1,000.00	$1,109.40	$5.20
Hypothetical*	$1,000.00	$1,020.00	$4.98

†	Expenses are equal to the annualized expense ratio for Class I shares (0.99%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

Certified Semi-Annual Report 31

INDEX COMPARISON

Thornburg Investment Income Builder Fund	March 31, 2006 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg Investment Income Builder Fund versus Blended Index (November 3, 2003 to March 31, 2006)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended March 31, 2006

	1Yr	Since Inception
I Shares (Incep: 11/3/03)	17.80%	18.02%
Blended Index (Since: 11/3/03)	13.96%	13.03%

Performance data reflects past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains. There is no up-front sales charge for Class I shares. Class I shares are subject to a 1% 30-day redemption fee.

The blended index is comprised of 25% Lehman Brothers Aggregate Bond Index and 75% MSCI World Equity Index. The Lehman Brothers Aggregate Bond Index is composed of approximately 6,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds with an average maturity of approximately 10 years. The index is weighted by the market value of the bonds included in the index. The Morgan Stanley Capital International World Equity Index is a total return index, reported in U.S. dollars, based on share prices and reinvested gross dividends. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

32 Certified Semi-Annual Report

OTHER INFORMATION

Thornburg Investment Income Builder Fund	March 31, 2006 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Commencing August 31, 2004, information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

Certified Semi-Annual Report 33

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

February 8, 2005

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

This statement is submitted for the general information of the shareholders of Thornburg Investment Trust. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund’s investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money.

34 This page is not part of the Semi-Annual Report.

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

403(b)

A special, tax-advantaged savings vehicle available only to employees of 501(c)(3) organizations, such as charitable, educational, scientific and religious organizations. 403(b) plans are also available to employees of public schools and universities.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

This page is not part of the Semi-Annual Report. 35

The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $22 billion. Founded in 1982, the firm manages four equity funds, eight bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and controlling risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $126 million in Thornburg Funds.

Core Strategies for Building Wealth

We deliver core strategies to help investors meet long-term goals. A core strategy is a consistent, disciplined and proven investment process that represents the foundation of a diversified portfolio.

Investment Manager:	Distributor:

119 East Marcy Street	119 East Marcy Street
Santa Fe, New Mexico 87501	Santa Fe, New Mexico 87501
800.847.0200	800.847.0200

Item 2. Code of Ethics

Not applicable.

Item 3. Audit Committee Financial Expert

Not applicable.

Item 4. Principal Accountant Fees and Services

Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

The authority to consider candidates recommended by the shareholders in accordance with the Trust’s Procedure for Shareholder Communications is committed to the Governance and Nominating Committee.

Item 11. Controls and Procedures

(a) The principal executive officer and the principal financial officer have concluded that Thornburg Investment Trust disclosure controls and procedures provide reasonable assurance that material information relating to Thornburg Investment Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There was no change in Thornburg Investment Trust’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report (that is, the registrant’s second fiscal quarter) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) (1) Not applicable.

(a) (2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 70.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a) (3) Not Applicable

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 70.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Thornburg Investment Trust, in respect of Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Florida Intermediate Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, and Thornburg Investment Income Builder Fund (herein referred to as the “Funds”).

By:	/s/ Brian J. McMahon
Brian J. McMahon
President and principal executive officer

Date:	May 19, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian J. McMahon
Brian J. McMahon
President and principal executive officer

Date:	May 19, 2006

By:	/s/ Steven J. Bohlin
Steven J. Bohlin
Treasurer and principal financial officer

Date:	May 19, 2006